UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149
                                   ---------

                             FRANKLIN TAX-FREE TRUST
                             -----------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 2/28
                         ----

Date of reporting period: 2/28/10
                          -------



ITEM 1. REPORTS TO STOCKHOLDERS.



FEBRUARY 28, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Insured Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                    (GRAPHIC)

TAX-FREE INCOME

                             FRANKLIN TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                        Franklin Templeton Investments

                        GAIN FROM OUR PERSPECTIVE(R)

                        Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and
                        Mutual Series.

SPECIALIZED EXPERTISE   Each of our portfolio management groups operates
                        autonomously, relying on its own research and staying
                        true to the unique investment disciplines that underlie
                        its success.

                        FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                        TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                        MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION    Because our management groups work independently and
                        adhere to different investment approaches, Franklin,
                        Templeton and Mutual Series funds typically have
                        distinct portfolios. That's why our funds can be used to
                        build truly diversified allocation plans covering every
                        major asset class.

RELIABILITY YOU         At Franklin Templeton Investments, we seek to
CAN TRUST               consistently provide investors with exceptional
                        risk-adjusted returns over the long term, as well as the
                        reliable, accurate and personal service that has helped
                        us become one of the most trusted names in financial
                        services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

                           Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Municipal Bond Market Overview ...........................................     4
Investment Strategy and Manager's Discussion .............................     6
Franklin Insured Tax-Free Income Fund ....................................     7
Franklin Massachusetts Tax-Free Income Fund ..............................    17
Franklin Michigan Tax-Free Income Fund ...................................    27
Franklin Minnesota Tax-Free Income Fund ..................................    38
Franklin Ohio Tax-Free Income Fund .......................................    48
Financial Highlights and Statements of Investments .......................    59
Financial Statements .....................................................   122
Notes to Financial Statements ............................................   131
Report of Independent Registered Public Accounting Firm ..................   145
Tax Designation ..........................................................   146
Board Members and Officers ...............................................   147
Shareholder Information ..................................................   152

Shareholder Letter

Dear Shareholder:

In the third and fourth quarters of 2009, U.S. economic activity improved compared with the second quarter. Although many observers considered the global recession over, most economists warned that growth would be sluggish as consumers and the financial system continued to climb out of debt.

The federal funds target rate remained unchanged over the period at a historically low range of 0% to 0.25%; however, the Federal Reserve Board (Fed) was very active and employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower. In testimony to Congress in February, Chairman Bernanke once again stated that short-term rates are likely to remain exceptionally low for an extended period until the Fed feels a dependable economic recovery has taken hold.

Most major financial markets showed signs of recovery, and equity markets staged a strong rally since March 2009. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. Chairman Bernanke began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. On February 18, the Fed raised the largely symbolic discount rate to 0.75%. This first tightening move was designed to encourage banks to borrow short-term funds from money markets rather than the central bank.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

The municipal bond market experienced a healthy rebound in the 12-month period ended February 28, 2010; the Barclays Capital (BC) Municipal Bond Index returned +9.98% and securities with maturities 22 years and longer, which make up a substantial portion of our portfolios, returned +16.61%.(1)

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

Franklin Tax-Free Trust's annual report goes into greater detail about municipal bond market conditions during the period. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.


                       2 | Not part of the annual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       Not part of the annual report | 3

Annual Report

Municipal Bond Market Overview

During the 12-month period ended February 28, 2010, the municipal bond market delivered a strong +9.98% total return as measured by the Barclays Capital (BC) Municipal Bond Index.(1) The municipal bond market rebounded after suffering one of its worst performance years in 2008. In contrast, the U.S. Treasury market trailed the tax-exempt market during this reporting period with a +1.83% total return as measured by the BC U.S. Treasury Index.(2)

Different factors helped revive consumer and investor confidence during this reporting period including federal fiscal stimulus measures. The initial influx of capital infused the market with promise. Encouraged by these measures, investors cautiously began to move assets from money market instruments toward long-term investments seeking to maximize income opportunities. The tax-exempt market fared well as investors focused on the municipal bond market's attractive after-tax yields. Despite budgetary pressures at state and local levels and concerns regarding some issuers' abilities to repay debt, municipal bond mutual funds received record net inflows in 2009. In addition, because nearly all municipal bond insurers were downgraded, many municipalities brought new issues to market based on their own financial strength and credit ratings. As a result, yield spreads between higher quality and lower grade credits widened, as opposed to previous reporting periods when AAA-rated insured bonds dominated new issuance. A recent Moody's Investors Service report bolstered the case for municipal issuers. The study showed a 1.00% default rate for all municipal bonds issued from 1970 through 2009 and higher recovery on average than for corporate issuers, which helped remind investors of the asset class's underlying credit strength. Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 19.56%, compared with the BC Aaa Municipal Bond Index's +6.98% total return.(3)

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(2.) Source: (C) 2010 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(3.) Source: (C) 2010 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.


                               4 | Annual Report

Further aiding positive municipal bond performance during the reporting period was the prospect of rising taxes, lower new tax-exempt issuance and fewer tax shelters. In February 2009, the American Recovery and Reinvestment Act was signed into law, which allowed municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bond. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. The success of this "Build America Bonds" program exceeded expectations as it enticed taxable bond investors to these municipal products. The Obama administration recently proposed continuing the program beyond 2010 but reducing the subsidy to 28% and expanding permissible uses. Historically, a large supply of issuance can be detrimental to municipal bond market performance; however, this was not the case during this reporting period. Although 2009's $409 billion in total issuance surpassed the previous year's, the popularity of Build America Bonds helped drive the municipal bond market's strong total returns.(4) The taxable bonds accounted for approximately 20% of long-term issuance, which reduced the supply of available municipal bonds for traditional, tax-exempt investors.(5) Solid demand for tax-exempt bonds drove municipal bond prices higher. We think these new, subsidized, taxable municipal bonds are likely to restrain future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced tax-exempt supply during the reporting period, we looked for opportunities to keep the portfolios fully invested in longer term bonds, which helped support the Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Thomson Reuters, THE BOND BUYER, 2/9/10.

(5.) Source: Municipal Securities Rulemaking Board, "Build America Bond Issuance and Trade Activity, 2009," February 2010.


                                Annual Report | 5

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund's portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your continued participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               6 | Annual Report

Franklin Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1) The Fund invests predominantly in insured municipal securities.(2)

CREDIT QUALITY BREAKDOWN*
Franklin Insured Tax-Free Income Fund
2/28/10

                                                         % OF TOTAL
RATINGS                                            LONG-TERM INVESTMENTS**
-------                                            -----------------------
AAA                                                        41.1%
AA                                                         11.2%
A                                                          26.7%
BBB                                                         2.9%
Below Investment Grade                                      0.3%
Not Rated by S&P                                           17.8%


* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                            MOODY'S    INTERNAL
-------                            -------    --------
AAA or Aaa                           0.2%       1.6%
AA or Aa                             4.0%       0.3%
A                                    5.0%       1.1%
BBB or Baa                           2.9%       2.7%
                                    ----        ---
Total                               12.1%       5.7%
                                    ====        ===

We are pleased to bring you Franklin Insured Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 63.


                               Annual Report | 7

DIVIDEND DISTRIBUTIONS*

Franklin Insured Tax-Free Income Fund

                                   DIVIDEND PER SHARE
                 -----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----            ----------   ----------   ----------   -------------
March 2009       4.40 cents   3.89 cents   3.89 cents     4.49 cents
April 2009       4.40 cents   3.89 cents   3.89 cents     4.49 cents
May 2009         4.40 cents   3.89 cents   3.89 cents     4.49 cents
June 2009        4.40 cents   3.88 cents   3.88 cents     4.49 cents
July 2009        4.40 cents   3.88 cents   3.88 cents     4.49 cents
August 2009      4.40 cents   3.88 cents   3.88 cents     4.49 cents
September 2009   4.40 cents   3.87 cents   3.87 cents     4.49 cents
October 2009     4.40 cents   3.87 cents   3.87 cents     4.49 cents
November 2009    4.40 cents   3.87 cents   3.87 cents     4.49 cents
December 2009    4.30 cents   3.73 cents   3.74 cents     4.40 cents
January 2010     4.30 cents   3.73 cents   3.74 cents     4.40 cents
February 2010    4.30 cents   3.73 cents   3.74 cents     4.40 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.20 on February 28, 2009, to $11.88 on February 28, 2010. The Fund's Class A shares paid dividends totaling 52.43 cents per share for the same period.(3) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.16% based on an annualization of the current 4.30 cent per share dividend and the maximum offering price of $12.41 on February 28, 2010. An investor in the 2010 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.40% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                8 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Insured Tax-Free Income Fund 2/28/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       18.4%
Hospital & Health Care                          17.5%
General Obligation                              14.3%
Subject to Government Appropriations            13.2%
Prerefunded                                     10.8%
Transportation                                   8.7%
Other Revenue                                    5.7%
Higher Education                                 5.7%
Tax-Supported                                    5.2%
Housing                                          0.5%

*    Does not include short-term investments and other net assets.


                                Annual Report | 9

Performance Summary as of 2/28/10

FRANKLIN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTFIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.68    $11.88    $11.20
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.5243

CLASS B (SYMBOL: FBITX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.68    $11.94    $11.26
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4604

CLASS C (SYMBOL: FRITX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.70    $12.01    $11.31
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4606

ADVISOR CLASS (SYMBOL: FINZX)              CHANGE   2/28/10   2/28/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.68    $11.88    $11.20
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.5355


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.93%  +19.31%   +67.20%
Average Annual Total Return(2)                       +6.19%   +2.70%    +4.82%
Avg. Ann. Total Return (3/31/10)(3)                  +5.98%   +2.85%    +4.59%
   Distribution Rate(4)                      4.16%
   Taxable Equivalent Distribution Rate(5)   6.40%
   30-Day Standardized Yield(6)              3.68%
   Taxable Equivalent Yield(5)               5.66%
   Total Annual Operating expenses(7)        0.63%

CLASS B                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.27%  +16.10%   +60.47%
Average Annual Total Return(2)                       +6.27%   +2.69%    +4.84%
Avg. Ann. Total Return (3/31/10)(3)                  +6.15%   +2.82%    +4.62%
   Distribution Rate(4)                      3.77%
   Taxable Equivalent Distribution Rate(5)   5.80%
   30-Day Standardized Yield(6)              3.29%
   Taxable Equivalent Yield(5)               5.06%
   Total Annual Operating expenses(7)        1.18%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.41%  +16.19%   +58.41%
Average Annual Total Return(2)                       +9.41%   +3.05%    +4.71%
Avg. Ann. Total Return (3/31/10)(3)                  +9.19%   +3.18%    +4.48%
   Distribution Rate(4)                      3.73%
   Taxable Equivalent Distribution Rate(5)   5.74%
   30-Day Standardized Yield(6)              3.32%
   Taxable Equivalent Yield(5)               5.11%
   Total Annual Operating expenses(7)        1.18%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +11.04%  +19.51%   +67.48%
Average Annual Total Return(2)                      +11.04%   +3.63%    +5.29%
Avg. Ann. Total Return (3/31/10)(3)                 +10.92%   +3.79%    +5.07%
   Distribution Rate(4)                      4.44%
   Taxable Equivalent Distribution Rate(5)   6.83%
   30-Day Standardized Yield(6)              3.94%
   Taxable Equivalent Yield(5)               6.06%
   Total Annual Operating expenses(7)        0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +6.19%
5-Year     +2.70%
10-Year    +4.82%

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN INSURED TAX-FREE     BARCLAYS CAPITAL
    DATE          INCOME FUND - CLASS A     MUNICIPAL BOND INDEX     CPI
-------------   -------------------------   --------------------   -------
   3/1/2000              $ 9,575                   $10,000         $10,000
  3/31/2000              $ 9,804                   $10,218         $10,082
  4/30/2000              $ 9,747                   $10,158         $10,088
  5/31/2000              $ 9,681                   $10,105         $10,100
  6/30/2000              $ 9,931                   $10,373         $10,153
  7/31/2000              $10,088                   $10,518         $10,177
  8/31/2000              $10,237                   $10,680         $10,177
  9/30/2000              $10,166                   $10,624         $10,230
 10/31/2000              $10,282                   $10,740         $10,247
 11/30/2000              $10,370                   $10,821         $10,253
 12/31/2000              $10,653                   $11,089         $10,247
  1/31/2001              $10,715                   $11,198         $10,312
  2/28/2001              $10,747                   $11,234         $10,353
  3/31/2001              $10,831                   $11,334         $10,377
  4/30/2001              $10,706                   $11,212         $10,418
  5/31/2001              $10,815                   $11,332         $10,465
  6/30/2001              $10,904                   $11,408         $10,483
  7/31/2001              $11,062                   $11,577         $10,453
  8/31/2001              $11,227                   $11,768         $10,453
  9/30/2001              $11,179                   $11,729         $10,501
 10/31/2001              $11,309                   $11,868         $10,465
 11/30/2001              $11,242                   $11,768         $10,448
 12/31/2001              $11,140                   $11,657         $10,406
  1/31/2002              $11,308                   $11,859         $10,430
  2/28/2002              $11,434                   $12,002         $10,471
  3/31/2002              $11,238                   $11,767         $10,530
  4/30/2002              $11,416                   $11,997         $10,589
  5/31/2002              $11,472                   $12,070         $10,589
  6/30/2002              $11,573                   $12,197         $10,595
  7/31/2002              $11,707                   $12,354         $10,607
  8/31/2002              $11,819                   $12,503         $10,642
  9/30/2002              $12,078                   $12,776         $10,660
 10/31/2002              $11,893                   $12,565         $10,677
 11/30/2002              $11,870                   $12,512         $10,677
 12/31/2002              $12,104                   $12,776         $10,654
  1/31/2003              $12,083                   $12,744         $10,701
  2/28/2003              $12,224                   $12,922         $10,783
  3/31/2003              $12,265                   $12,930         $10,848
  4/30/2003              $12,371                   $13,015         $10,824
  5/31/2003              $12,665                   $13,320         $10,807
  6/30/2003              $12,631                   $13,263         $10,819
  7/31/2003              $12,156                   $12,799         $10,830
  8/31/2003              $12,252                   $12,895         $10,872
  9/30/2003              $12,571                   $13,274         $10,907
 10/31/2003              $12,528                   $13,207         $10,895
 11/30/2003              $12,664                   $13,345         $10,866
 12/31/2003              $12,765                   $13,455         $10,854
  1/31/2004              $12,853                   $13,532         $10,907
  2/29/2004              $13,039                   $13,736         $10,966
  3/31/2004              $12,995                   $13,688         $11,037
  4/30/2004              $12,679                   $13,364         $11,072
  5/31/2004              $12,625                   $13,315         $11,137
  6/30/2004              $12,651                   $13,364         $11,172
  7/31/2004              $12,804                   $13,540         $11,154
  8/31/2004              $13,032                   $13,811         $11,160
  9/30/2004              $13,101                   $13,884         $11,184
 10/31/2004              $13,223                   $14,004         $11,243
 11/30/2004              $13,113                   $13,888         $11,249
 12/31/2004              $13,290                   $14,058         $11,207
  1/31/2005              $13,445                   $14,189         $11,231
  2/28/2005              $13,418                   $14,142         $11,296
  3/31/2005              $13,350                   $14,053         $11,384
  4/30/2005              $13,537                   $14,274         $11,461
  5/31/2005              $13,633                   $14,375         $11,449
  6/30/2005              $13,706                   $14,464         $11,455
  7/31/2005              $13,667                   $14,399         $11,508
  8/31/2005              $13,773                   $14,544         $11,567
  9/30/2005              $13,689                   $14,446         $11,708
 10/31/2005              $13,626                   $14,359         $11,731
 11/30/2005              $13,689                   $14,428         $11,637
 12/31/2005              $13,795                   $14,552         $11,590
  1/31/2006              $13,807                   $14,591         $11,678
  2/28/2006              $13,908                   $14,689         $11,702
  3/31/2006              $13,838                   $14,588         $11,767
  4/30/2006              $13,843                   $14,583         $11,867
  5/31/2006              $13,884                   $14,648         $11,926
  6/30/2006              $13,831                   $14,592         $11,949
  7/31/2006              $13,974                   $14,766         $11,985
  8/31/2006              $14,141                   $14,985         $12,008
  9/30/2006              $14,236                   $15,089         $11,949
 10/31/2006              $14,324                   $15,184         $11,885
 11/30/2006              $14,442                   $15,311         $11,867
 12/31/2006              $14,400                   $15,257         $11,885
  1/31/2007              $14,371                   $15,217         $11,921
  2/28/2007              $14,536                   $15,418         $11,985
  3/31/2007              $14,497                   $15,380         $12,094
  4/30/2007              $14,537                   $15,426         $12,172
  5/31/2007              $14,495                   $15,357         $12,247
  6/30/2007              $14,440                   $15,278         $12,270
  7/31/2007              $14,540                   $15,396         $12,267
  8/31/2007              $14,472                   $15,330         $12,245
  9/30/2007              $14,669                   $15,557         $12,279
 10/31/2007              $14,736                   $15,626         $12,305
 11/30/2007              $14,811                   $15,726         $12,378
 12/31/2007              $14,863                   $15,769         $12,370
  1/31/2008              $14,889                   $15,968         $12,431
  2/29/2008              $14,143                   $15,237         $12,467
  3/31/2008              $14,628                   $15,672         $12,575
  4/30/2008              $14,889                   $15,856         $12,652
  5/31/2008              $14,994                   $15,952         $12,758
  6/30/2008              $14,772                   $15,771         $12,887
  7/31/2008              $14,751                   $15,831         $12,954
  8/31/2008              $14,857                   $16,017         $12,903
  9/30/2008              $14,015                   $15,265         $12,885
 10/31/2008              $13,947                   $15,110         $12,755
 11/30/2008              $13,708                   $15,158         $12,510
 12/31/2008              $13,969                   $15,379         $12,381
  1/31/2009              $14,253                   $15,942         $12,435
  2/28/2009              $14,434                   $16,025         $12,497
  3/31/2009              $14,495                   $16,028         $12,527
  4/30/2009              $14,847                   $16,349         $12,558
  5/31/2009              $15,009                   $16,522         $12,595
  6/30/2009              $14,935                   $16,367         $12,703
  7/31/2009              $15,111                   $16,641         $12,683
  8/31/2009              $15,405                   $16,925         $12,711
  9/30/2009              $16,028                   $17,532         $12,719
 10/31/2009              $15,719                   $17,164         $12,731
 11/30/2009              $15,736                   $17,306         $12,740
 12/31/2009              $15,832                   $17,365         $12,718
  1/31/2010              $15,891                   $17,455         $12,761
  2/28/2010              $16,008                   $17,624         $12,764
Total Returns              60.08%                    76.24%          27.64%

AVERAGE ANNUAL TOTAL RETURN

CLASS B    2/28/10
-------    -------
1-Year      +6.27%
5-Year      +2.69%
10-Year     +4.84%

CLASS B (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN INSURED TAX-FREE      BARCLAYS CAPITAL
     DATE         INCOME FUND - CLASS B     MUNICIPAL BOND INDEX     CPI
-------------   -------------------------   --------------------   -------
   3/1/2000               $10,000                  $10,000         $10,000
  3/31/2000               $10,235                  $10,218         $10,082
  4/30/2000               $10,179                  $10,158         $10,088
  5/31/2000               $10,105                  $10,105         $10,100
  6/30/2000               $10,361                  $10,373         $10,153
  7/31/2000               $10,519                  $10,518         $10,177
  8/31/2000               $10,669                  $10,680         $10,177
  9/30/2000               $10,600                  $10,624         $10,230
 10/31/2000               $10,707                  $10,740         $10,247
 11/30/2000               $10,802                  $10,821         $10,253
 12/31/2000               $11,092                  $11,089         $10,247
  1/31/2001               $11,151                  $11,198         $10,312
  2/28/2001               $11,180                  $11,234         $10,353
  3/31/2001               $11,271                  $11,334         $10,377
  4/30/2001               $11,135                  $11,212         $10,418
  5/31/2001               $11,243                  $11,332         $10,465
  6/30/2001               $11,330                  $11,408         $10,483
  7/31/2001               $11,497                  $11,577         $10,453
  8/31/2001               $11,664                  $11,768         $10,453
  9/30/2001               $11,609                  $11,729         $10,501
 10/31/2001               $11,739                  $11,868         $10,465
 11/30/2001               $11,664                  $11,768         $10,448
 12/31/2001               $11,553                  $11,657         $10,406
  1/31/2002               $11,721                  $11,859         $10,430
  2/28/2002               $11,846                  $12,002         $10,471
  3/31/2002               $11,637                  $11,767         $10,530
  4/30/2002               $11,816                  $11,997         $10,589
  5/31/2002               $11,877                  $12,070         $10,589
  6/30/2002               $11,976                  $12,197         $10,595
  7/31/2002               $12,099                  $12,354         $10,607
  8/31/2002               $12,219                  $12,503         $10,642
  9/30/2002               $12,480                  $12,776         $10,660
 10/31/2002               $12,283                  $12,565         $10,677
 11/30/2002               $12,254                  $12,512         $10,677
 12/31/2002               $12,489                  $12,776         $10,654
  1/31/2003               $12,461                  $12,744         $10,701
  2/28/2003               $12,600                  $12,922         $10,783
  3/31/2003               $12,636                  $12,930         $10,848
  4/30/2003               $12,739                  $13,015         $10,824
  5/31/2003               $13,035                  $13,320         $10,807
  6/30/2003               $13,005                  $13,263         $10,819
  7/31/2003               $12,502                  $12,799         $10,830
  8/31/2003               $12,594                  $12,895         $10,872
  9/30/2003               $12,915                  $13,274         $10,907
 10/31/2003               $12,864                  $13,207         $10,895
 11/30/2003               $12,997                  $13,345         $10,866
 12/31/2003               $13,095                  $13,455         $10,854
  1/31/2004               $13,180                  $13,532         $10,907
  2/29/2004               $13,366                  $13,736         $10,966
  3/31/2004               $13,315                  $13,688         $11,037
  4/30/2004               $12,986                  $13,364         $11,072
  5/31/2004               $12,924                  $13,315         $11,137
  6/30/2004               $12,944                  $13,364         $11,172
  7/31/2004               $13,094                  $13,540         $11,154
  8/31/2004               $13,320                  $13,811         $11,160
  9/30/2004               $13,385                  $13,884         $11,184
 10/31/2004               $13,503                  $14,004         $11,243
 11/30/2004               $13,384                  $13,888         $11,249
 12/31/2004               $13,558                  $14,058         $11,207
  1/31/2005               $13,720                  $14,189         $11,231
  2/28/2005               $13,676                  $14,142         $11,296
  3/31/2005               $13,611                  $14,053         $11,384
  4/30/2005               $13,784                  $14,274         $11,461
  5/31/2005               $13,886                  $14,375         $11,449
  6/30/2005               $13,953                  $14,464         $11,455
  7/31/2005               $13,896                  $14,399         $11,508
  8/31/2005               $13,997                  $14,544         $11,567
  9/30/2005               $13,906                  $14,446         $11,708
 10/31/2005               $13,836                  $14,359         $11,731
 11/30/2005               $13,904                  $14,428         $11,637
 12/31/2005               $14,005                  $14,552         $11,590
  1/31/2006               $14,011                  $14,591         $11,678
  2/28/2006               $14,096                  $14,689         $11,702
  3/31/2006               $14,019                  $14,588         $11,767
  4/30/2006               $14,017                  $14,583         $11,867
  5/31/2006               $14,052                  $14,648         $11,926
  6/30/2006               $14,003                  $14,592         $11,949
  7/31/2006               $14,130                  $14,766         $11,985
  8/31/2006               $14,303                  $14,985         $12,008
  9/30/2006               $14,381                  $15,089         $11,949
 10/31/2006               $14,463                  $15,184         $11,885
 11/30/2006               $14,588                  $15,311         $11,867
 12/31/2006               $14,539                  $15,257         $11,885
  1/31/2007               $14,502                  $15,217         $11,921
  2/28/2007               $14,650                  $15,418         $11,985
  3/31/2007               $14,616                  $15,380         $12,094
  4/30/2007               $14,649                  $15,426         $12,172
  5/31/2007               $14,600                  $15,357         $12,247
  6/30/2007               $14,538                  $15,278         $12,270
  7/31/2007               $14,632                  $15,396         $12,267
  8/31/2007               $14,544                  $15,330         $12,245
  9/30/2007               $14,747                  $15,557         $12,279
 10/31/2007               $14,807                  $15,626         $12,305
 11/30/2007               $14,876                  $15,726         $12,378
 12/31/2007               $14,909                  $15,769         $12,370
  1/31/2008               $14,942                  $15,968         $12,431
  2/29/2008               $14,179                  $15,237         $12,467
  3/31/2008               $14,666                  $15,672         $12,575
  4/30/2008               $14,928                  $15,856         $12,652
  5/31/2008               $15,031                  $15,952         $12,758
  6/30/2008               $14,810                  $15,771         $12,887
  7/31/2008               $14,789                  $15,831         $12,954
  8/31/2008               $14,892                  $16,017         $12,903
  9/30/2008               $14,051                  $15,265         $12,885
 10/31/2008               $13,981                  $15,110         $12,755
 11/30/2008               $13,738                  $15,158         $12,510
 12/31/2008               $14,004                  $15,379         $12,381
  1/31/2009               $14,287                  $15,942         $12,435
  2/28/2009               $14,468                  $16,025         $12,497
  3/31/2009               $14,532                  $16,028         $12,527
  4/30/2009               $14,885                  $16,349         $12,558
  5/31/2009               $15,044                  $16,522         $12,595
  6/30/2009               $14,974                  $16,367         $12,703
  7/31/2009               $15,150                  $16,641         $12,683
  8/31/2009               $15,445                  $16,925         $12,711
  9/30/2009               $16,070                  $17,532         $12,719
 10/31/2009               $15,758                  $17,164         $12,731
 11/30/2009               $15,777                  $17,306         $12,740
 12/31/2009               $15,874                  $17,365         $12,718
  1/31/2010               $15,930                  $17,455         $12,761
  2/28/2010               $16,047                  $17,624         $12,764
Total Returns               60.47%                   76.24%          27.64%


                               12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +9.41%
5-Year     +3.05%
10-Year    +4.71%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN INSURED TAX-FREE     BARCLAYS CAPITAL
     DATE         INCOME FUND - CLASS C     MUNICIPAL BOND INDEX     CPI
-------------   -------------------------   --------------------   -------
   3/1/2000               $10,000                  $10,000         $10,000
  3/31/2000               $10,234                  $10,218         $10,082
  4/30/2000               $10,169                  $10,158         $10,088
  5/31/2000               $10,096                  $10,105         $10,100
  6/30/2000               $10,351                  $10,373         $10,153
  7/31/2000               $10,508                  $10,518         $10,177
  8/31/2000               $10,657                  $10,680         $10,177
  9/30/2000               $10,588                  $10,624         $10,230
 10/31/2000               $10,694                  $10,740         $10,247
 11/30/2000               $10,780                  $10,821         $10,253
 12/31/2000               $11,077                  $11,089         $10,247
  1/31/2001               $11,127                  $11,198         $10,312
  2/28/2001               $11,155                  $11,234         $10,353
  3/31/2001               $11,245                  $11,334         $10,377
  4/30/2001               $11,110                  $11,212         $10,418
  5/31/2001               $11,208                  $11,332         $10,465
  6/30/2001               $11,295                  $11,408         $10,483
  7/31/2001               $11,462                  $11,577         $10,453
  8/31/2001               $11,627                  $11,768         $10,453
  9/30/2001               $11,572                  $11,729         $10,501
 10/31/2001               $11,700                  $11,868         $10,465
 11/30/2001               $11,626                  $11,768         $10,448
 12/31/2001               $11,516                  $11,657         $10,406
  1/31/2002               $11,691                  $11,859         $10,430
  2/28/2002               $11,806                  $12,002         $10,471
  3/31/2002               $11,599                  $11,767         $10,530
  4/30/2002               $11,777                  $11,997         $10,589
  5/31/2002               $11,838                  $12,070         $10,589
  6/30/2002               $11,937                  $12,197         $10,595
  7/31/2002               $12,058                  $12,354         $10,607
  8/31/2002               $12,178                  $12,503         $10,642
  9/30/2002               $12,436                  $12,776         $10,660
 10/31/2002               $12,242                  $12,565         $10,677
 11/30/2002               $12,213                  $12,512         $10,677
 12/31/2002               $12,447                  $12,776         $10,654
  1/31/2003               $12,420                  $12,744         $10,701
  2/28/2003               $12,568                  $12,922         $10,783
  3/31/2003               $12,595                  $12,930         $10,848
  4/30/2003               $12,697                  $13,015         $10,824
  5/31/2003               $12,992                  $13,320         $10,807
  6/30/2003               $12,960                  $13,263         $10,819
  7/31/2003               $12,460                  $12,799         $10,830
  8/31/2003               $12,551                  $12,895         $10,872
  9/30/2003               $12,879                  $13,274         $10,907
 10/31/2003               $12,829                  $13,207         $10,895
 11/30/2003               $12,961                  $13,345         $10,866
 12/31/2003               $13,057                  $13,455         $10,854
  1/31/2004               $13,140                  $13,532         $10,907
  2/29/2004               $13,325                  $13,736         $10,966
  3/31/2004               $13,274                  $13,688         $11,037
  4/30/2004               $12,937                  $13,364         $11,072
  5/31/2004               $12,886                  $13,315         $11,137
  6/30/2004               $12,896                  $13,364         $11,172
  7/31/2004               $13,055                  $13,540         $11,154
  8/31/2004               $13,280                  $13,811         $11,160
  9/30/2004               $13,344                  $13,884         $11,184
 10/31/2004               $13,461                  $14,004         $11,243
 11/30/2004               $13,343                  $13,888         $11,249
 12/31/2004               $13,516                  $14,058         $11,207
  1/31/2005               $13,666                  $14,189         $11,231
  2/28/2005               $13,633                  $14,142         $11,296
  3/31/2005               $13,569                  $14,053         $11,384
  4/30/2005               $13,740                  $14,274         $11,461
  5/31/2005               $13,841                  $14,375         $11,449
  6/30/2005               $13,908                  $14,464         $11,455
  7/31/2005               $13,852                  $14,399         $11,508
  8/31/2005               $13,952                  $14,544         $11,567
  9/30/2005               $13,862                  $14,446         $11,708
 10/31/2005               $13,792                  $14,359         $11,731
 11/30/2005               $13,848                  $14,428         $11,637
 12/31/2005               $13,948                  $14,552         $11,590
  1/31/2006               $13,966                  $14,591         $11,678
  2/28/2006               $14,050                  $14,689         $11,702
  3/31/2006               $13,973                  $14,588         $11,767
  4/30/2006               $13,971                  $14,583         $11,867
  5/31/2006               $14,005                  $14,648         $11,926
  6/30/2006               $13,957                  $14,592         $11,949
  7/31/2006               $14,094                  $14,766         $11,985
  8/31/2006               $14,255                  $14,985         $12,008
  9/30/2006               $14,344                  $15,089         $11,949
 10/31/2006               $14,425                  $15,184         $11,885
 11/30/2006               $14,537                  $15,311         $11,867
 12/31/2006               $14,489                  $15,257         $11,885
  1/31/2007               $14,452                  $15,217         $11,921
  2/28/2007               $14,610                  $15,418         $11,985
  3/31/2007               $14,577                  $15,380         $12,094
  4/30/2007               $14,597                  $15,426         $12,172
  5/31/2007               $14,549                  $15,357         $12,247
  6/30/2007               $14,488                  $15,278         $12,270
  7/31/2007               $14,581                  $15,396         $12,267
  8/31/2007               $14,507                  $15,330         $12,245
  9/30/2007               $14,695                  $15,557         $12,279
 10/31/2007               $14,767                  $15,626         $12,305
 11/30/2007               $14,835                  $15,726         $12,378
 12/31/2007               $14,868                  $15,769         $12,370
  1/31/2008               $14,900                  $15,968         $12,431
  2/29/2008               $14,142                  $15,237         $12,467
  3/31/2008               $14,615                  $15,672         $12,575
  4/30/2008               $14,879                  $15,856         $12,652
  5/31/2008               $14,975                  $15,952         $12,758
  6/30/2008               $14,749                  $15,771         $12,887
  7/31/2008               $14,709                  $15,831         $12,954
  8/31/2008               $14,819                  $16,017         $12,903
  9/30/2008               $13,969                  $15,265         $12,885
 10/31/2008               $13,894                  $15,110         $12,755
 11/30/2008               $13,652                  $15,158         $12,510
 12/31/2008               $13,903                  $15,379         $12,381
  1/31/2009               $14,177                  $15,942         $12,435
  2/28/2009               $14,349                  $16,025         $12,497
  3/31/2009               $14,402                  $16,028         $12,527
  4/30/2009               $14,755                  $16,349         $12,558
  5/31/2009               $14,921                  $16,522         $12,595
  6/30/2009               $14,829                  $16,367         $12,703
  7/31/2009               $15,007                  $16,641         $12,683
  8/31/2009               $15,289                  $16,925         $12,711
  9/30/2009               $15,894                  $17,532         $12,719
 10/31/2009               $15,584                  $17,164         $12,731
 11/30/2009               $15,594                  $17,306         $12,740
 12/31/2009               $15,681                  $17,365         $12,718
  1/31/2010               $15,731                  $17,455         $12,761
  2/28/2010               $15,841                  $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)    2/28/10
----------------    -------
1-Year              +11.04%
5-Year               +3.63%
10-Year              +5.29%

ADVISOR CLASS (3/1/00-2/28/10)(8)

                               (PERFORMANCE GRAPH)

                 FRANKLIN INSURED TAX-FREE      BARCLAYS CAPITAL
    DATE        INCOME FUND - ADVISOR CLASS   MUNICIPAL BOND INDEX     CPI
-------------   ---------------------------   --------------------   -------
  3/1/2000                 $10,000                   $10,000         $10,000
 3/31/2000                 $10,239                   $10,218         $10,082
 4/30/2000                 $10,179                   $10,158         $10,088
 5/31/2000                 $10,111                   $10,105         $10,100
 6/30/2000                 $10,372                   $10,373         $10,153
 7/31/2000                 $10,536                   $10,518         $10,177
 8/31/2000                 $10,691                   $10,680         $10,177
 9/30/2000                 $10,617                   $10,624         $10,230
10/31/2000                 $10,739                   $10,740         $10,247
11/30/2000                 $10,830                   $10,821         $10,253
12/31/2000                 $11,126                   $11,089         $10,247
 1/31/2001                 $11,191                   $11,198         $10,312
 2/28/2001                 $11,224                   $11,234         $10,353
 3/31/2001                 $11,312                   $11,334         $10,377
 4/30/2001                 $11,181                   $11,212         $10,418
 5/31/2001                 $11,295                   $11,332         $10,465
 6/30/2001                 $11,388                   $11,408         $10,483
 7/31/2001                 $11,553                   $11,577         $10,453
 8/31/2001                 $11,726                   $11,768         $10,453
 9/30/2001                 $11,675                   $11,729         $10,501
10/31/2001                 $11,811                   $11,868         $10,465
11/30/2001                 $11,741                   $11,768         $10,448
12/31/2001                 $11,635                   $11,657         $10,406
 1/31/2002                 $11,810                   $11,859         $10,430
 2/28/2002                 $11,941                   $12,002         $10,471
 3/31/2002                 $11,737                   $11,767         $10,530
 4/30/2002                 $11,923                   $11,997         $10,589
 5/31/2002                 $11,982                   $12,070         $10,589
 6/30/2002                 $12,087                   $12,197         $10,595
 7/31/2002                 $12,226                   $12,354         $10,607
 8/31/2002                 $12,344                   $12,503         $10,642
 9/30/2002                 $12,614                   $12,776         $10,660
10/31/2002                 $12,421                   $12,565         $10,677
11/30/2002                 $12,397                   $12,512         $10,677
12/31/2002                 $12,641                   $12,776         $10,654
 1/31/2003                 $12,619                   $12,744         $10,701
 2/28/2003                 $12,766                   $12,922         $10,783
 3/31/2003                 $12,809                   $12,930         $10,848
 4/30/2003                 $12,920                   $13,015         $10,824
 5/31/2003                 $13,228                   $13,320         $10,807
 6/30/2003                 $13,192                   $13,263         $10,819
 7/31/2003                 $12,696                   $12,799         $10,830
 8/31/2003                 $12,796                   $12,895         $10,872
 9/30/2003                 $13,129                   $13,274         $10,907
10/31/2003                 $13,084                   $13,207         $10,895
11/30/2003                 $13,226                   $13,345         $10,866
12/31/2003                 $13,331                   $13,455         $10,854
 1/31/2004                 $13,423                   $13,532         $10,907
 2/29/2004                 $13,618                   $13,736         $10,966
 3/31/2004                 $13,572                   $13,688         $11,037
 4/30/2004                 $13,242                   $13,364         $11,072
 5/31/2004                 $13,185                   $13,315         $11,137
 6/30/2004                 $13,212                   $13,364         $11,172
 7/31/2004                 $13,372                   $13,540         $11,154
 8/31/2004                 $13,611                   $13,811         $11,160
 9/30/2004                 $13,683                   $13,884         $11,184
10/31/2004                 $13,810                   $14,004         $11,243
11/30/2004                 $13,695                   $13,888         $11,249
12/31/2004                 $13,880                   $14,058         $11,207
 1/31/2005                 $14,041                   $14,189         $11,231
 2/28/2005                 $14,014                   $14,142         $11,296
 3/31/2005                 $13,943                   $14,053         $11,384
 4/30/2005                 $14,138                   $14,274         $11,461
 5/31/2005                 $14,238                   $14,375         $11,449
 6/30/2005                 $14,314                   $14,464         $11,455
 7/31/2005                 $14,274                   $14,399         $11,508
 8/31/2005                 $14,384                   $14,544         $11,567
 9/30/2005                 $14,297                   $14,446         $11,708
10/31/2005                 $14,231                   $14,359         $11,731
11/30/2005                 $14,297                   $14,428         $11,637
12/31/2005                 $14,407                   $14,552         $11,590
 1/31/2006                 $14,420                   $14,591         $11,678
 2/28/2006                 $14,525                   $14,689         $11,702
 3/31/2006                 $14,453                   $14,588         $11,767
 4/30/2006                 $14,457                   $14,583         $11,867
 5/31/2006                 $14,500                   $14,648         $11,926
 6/30/2006                 $14,445                   $14,592         $11,949
 7/31/2006                 $14,595                   $14,766         $11,985
 8/31/2006                 $14,769                   $14,985         $12,008
 9/30/2006                 $14,868                   $15,089         $11,949
10/31/2006                 $14,960                   $15,184         $11,885
11/30/2006                 $15,083                   $15,311         $11,867
12/31/2006                 $15,040                   $15,257         $11,885
 1/31/2007                 $15,009                   $15,217         $11,921
 2/28/2007                 $15,181                   $15,418         $11,985
 3/31/2007                 $15,141                   $15,380         $12,094
 4/30/2007                 $15,182                   $15,426         $12,172
 5/31/2007                 $15,138                   $15,357         $12,247
 6/30/2007                 $15,081                   $15,278         $12,270
 7/31/2007                 $15,186                   $15,396         $12,267
 8/31/2007                 $15,114                   $15,330         $12,245
 9/30/2007                 $15,320                   $15,557         $12,279
10/31/2007                 $15,390                   $15,626         $12,305
11/30/2007                 $15,469                   $15,726         $12,378
12/31/2007                 $15,523                   $15,769         $12,370
 1/31/2008                 $15,550                   $15,968         $12,431
 2/29/2008                 $14,771                   $15,237         $12,467
 3/31/2008                 $15,278                   $15,672         $12,575
 4/30/2008                 $15,550                   $15,856         $12,652
 5/31/2008                 $15,660                   $15,952         $12,758
 6/30/2008                 $15,428                   $15,771         $12,887
 7/31/2008                 $15,394                   $15,831         $12,954
 8/31/2008                 $15,519                   $16,017         $12,903
 9/30/2008                 $14,628                   $15,265         $12,885
10/31/2008                 $14,558                   $15,110         $12,755
11/30/2008                 $14,309                   $15,158         $12,510
12/31/2008                 $14,583                   $15,379         $12,381
 1/31/2009                 $14,881                   $15,942         $12,435
 2/28/2009                 $15,084                   $16,025         $12,497
 3/31/2009                 $15,136                   $16,028         $12,527
 4/30/2009                 $15,505                   $16,349         $12,558
 5/31/2009                 $15,689                   $16,522         $12,595
 6/30/2009                 $15,600                   $16,367         $12,703
 7/31/2009                 $15,798                   $16,641         $12,683
 8/31/2009                 $16,107                   $16,925         $12,711
 9/30/2009                 $16,760                   $17,532         $12,719
10/31/2009                 $16,438                   $17,164         $12,731
11/30/2009                 $16,457                   $17,306         $12,740
12/31/2009                 $16,559                   $17,365         $12,718
 1/31/2010                 $16,622                   $17,455         $12,761
 2/28/2010                 $16,748                   $17,624         $12,764


                               Annual Report | 13

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the 2010 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.17% and +4.84%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               14 | Annual Report

Your Fund's Expenses

FRANKLIN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,039.30              $3.13
Hypothetical (5% return before expenses)         $1,000           $1,021.72              $3.11
CLASS B
Actual                                           $1,000           $1,036.30              $5.86
Hypothetical (5% return before expenses)         $1,000           $1,019.04              $5.81
CLASS C
Actual                                           $1,000           $1,036.10              $5.91
Hypothetical (5% return before expenses)         $1,000           $1,018.99              $5.86
ADVISOR CLASS
Actual                                           $1,000           $1,039.80              $2.63
Hypothetical (5% return before expenses)         $1,000           $1,022.22              $2.61

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.16%; C: 1.17%; and Advisor:
     0.52%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               16 | Annual Report

Franklin Massachusetts Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Massachusetts Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Massachusetts Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                  (PIE CHART)

AAA................   25.9%
AA.................   29.3%
A..................   33.9%
Not Rated by S&P...   10.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       2.3%
AA or Aa       3.1%      0.4%
A              0.8%       --
BBB or Baa     4.3%       --
               ---       ---
Total          8.2%      2.7%
               ===       ===

We are pleased to bring you Franklin Massachusetts Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 82.


                               Annual Report | 17

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Tax-Free Income Fund

                             DIVIDEND PER SHARE
                 -----------------------------------------
MONTH              CLASS A      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ---------------
March 2009       4.06 cents   3.56 cents              --
April 2009       4.06 cents   3.56 cents              --
May 2009         4.06 cents   3.56 cents              --
June 2009        4.06 cents   3.54 cents              --
July 2009        4.06 cents   3.54 cents      2.54 cents
August 2009      4.06 cents   3.54 cents      4.15 cents
September 2009   4.06 cents   3.55 cents      4.15 cents
October 2009     4.06 cents   3.55 cents      4.15 cents
November 2009    4.06 cents   3.55 cents      4.15 cents
December 2009    4.06 cents   3.52 cents      4.15 cents
January 2010     4.06 cents   3.52 cents      4.15 cents
February 2010    4.06 cents   3.52 cents      4.15 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.94 on February 28, 2009, to $11.60 on February 28, 2010. The Fund's Class A shares paid dividends totaling 48.68 cents per share for the same period.(2) The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.02% based on an annualization of the current 4.06 cent per share dividend and the maximum offering price of $12.11 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Massachusetts personal income tax bracket of 38.45% would need to earn a distribution rate of 6.53% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               18 | Annual Report

PORTFOLIO BREAKDOWN
Franklin Massachusetts Tax-Free
Income Fund
2/28/10

                                            % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Higher Education**                               25.2%
Prerefunded                                      22.1%
Other Revenue                                    13.1%
Transportation                                   12.1%
General Obligation                                8.5%
Utilities                                         7.1%
Tax-Supported                                     5.7%
Hospital & Health Care                            3.5%
Housing                                           2.3%
Subject to Government Appropriations              0.4%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as higher education. A change that affects one project may affect all similar projects, thereby increasing market risk.

COMMONWEALTH UPDATE

Massachusetts' well-educated labor force and diverse economy continued to decline but at a slower pace than during the height of the recession. The state's primary employment sector, education and health services, provided some economic stability over the period. Despite a solid employment base, Massachusetts' unemployment rate increased from 7.4% at the beginning of the period to 9.5% by February 2010, which was slightly lower than the 9.7% national rate.(3) One of the state's large sectors, financial services, suffered considerable job losses in 2009. Massachusetts' population experienced out-migration, as high business and housing costs posed an economic challenge for the commonwealth as well.

The state's strong and conservative financial management practices helped restore some of the budget balance that was compromised by the economic downturn. Fiscal year 2009 revenues decreased from the previous fiscal year, with declines in personal income tax and sales tax revenues. State officials proactively responded to the shortfall by adjusting the budget several times, effectively closing a $3.6 billion budget gap.(4) Massachusetts resolved the gap through spending cuts and the use of federal stimulus funds, stabilization funds and reserves. State officials faced further revenue declines in fiscal year 2010 and worked to successfully resolve a $5 billion budget gap through a mix of new revenues, higher sales tax, spending cuts, federal stimulus funds, reserves and one-time measures.(5) Massachusetts' net tax-supported debt as a percentage of personal income was 7.9% and debt per capita was $4,022, compared with the national medians of 2.1% and $739.(6) This relatively high debt burden was further impacted by the state's sizable outlays to the Massachusetts School Building Authority and the Massachusetts Turnpike Authority.

Independent credit rating agency Moody's Investors Service rated Massachusetts' general obligation bonds Aa2 with a stable outlook.(7) This rating and outlook reflect Moody's assessment that the commonwealth will continue to react quickly to emerging budget gaps stemming from revenue weakness. Additionally, independent credit rating agency Standard & Poor's gave Massachusetts' general obligation bonds a rating of AA with a stable outlook, citing the state's solid

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "Research: Massachusetts; General Obligation,"
     RATINGSDIRECT, 11/5/09.

(5.) Source: Moody's Investors Service, "New Issue: Moody's Assigns Aa2 Rating to Commonwealth of Massachusetts $500 Million GO Bonds Consolidated Loan of 2009, Series E," 11/3/09.

(6.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," RATINGSDIRECT, 12/16/09.

(7.) This does not indicate a rating of the Fund.


                               Annual Report | 19
economic fundamentals and historically resilient employment sectors, which could contribute to positive growth if the state and national economies continue to recover from the recession.7

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               20 | Annual Report

Performance Summary as of 2/28/10

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMISX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.66    $11.60    $10.94
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4868

CLASS C (SYMBOL: FMAIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.67    $11.70    $11.03
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4246

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   2/28/10    7/1/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.52    $11.60    $11.08
DISTRIBUTIONS (7/2/09-2/28/10)
Dividend Income                  $0.3263


                               Annual Report | 21

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                             -------   ------   -------
Cumulative Total Return(1)                           +10.66%  +19.57%   +68.13%
Average Annual Total Return(2)                        +5.91%   +2.75%    +4.87%
Avg. Ann. Total Return (3/31/10)(3)                   +6.08%   +2.85%    +4.65%
   Distribution Rate(4)                      4.02%
   Taxable Equivalent Distribution Rate(5)   6.53%
   30-Day Standardized Yield(6)              3.09%
   Taxable Equivalent Yield(5)               5.02%
   Total Annual Operating expenses(7)        0.66%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                             -------   ------   -------
Cumulative Total Return(1)                          +10.06%   +16.38%  +59.15%
Average Annual Total Return(2)                       +9.06%    +3.08%   +4.76%
Avg. Ann. Total Return (3/31/10)(3)                  +9.24%    +3.19%   +4.54%
   Distribution Rate(4)                      3.58%
   Taxable Equivalent Distribution Rate(5)   5.82%
   30-Day Standardized Yield(6)              2.67%
   Taxable Equivalent Yield(5)               4.34%
   Total Annual Operating expenses(7)        1.21%

ADVISOR CLASS(8)                                     1-YEAR    5-YEAR  10-YEAR
----------------                                    -------   ------   -------
Cumulative Total Return(1)                          +10.73%   +19.64%  +68.23%
Average Annual Total Return(2)                      +10.73%    +3.65%   +5.34%
Avg. Ann. Total Return (3/31/10)(3)                 +10.83%    +3.76%   +5.12%
   Distribution Rate(4)                      4.30%
   Taxable Equivalent Distribution Rate(5)   6.99%
   30-Day Standardized Yield(6)              3.31%
   Taxable Equivalent Yield(5)               5.38%
   Total Annual Operating expenses(7)        0.56%


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +5.91%
5-Year     +2.75%
10-Year    +4.87%

                              (PERFORMANCE GRAPH)

CLASS A (3/1/00-2/28/10)

                FRANKLIN MASSACHUSETTS TAX-     BARCLAYS CAPITAL
     DATE        FREE INCOME FUND - CLASS A   MUNICIPAL BOND INDEX     CPI
-------------   ---------------------------   --------------------   -------
     3/1/2000             $ 9,575                    $10,000         $10,000
    3/31/2000             $ 9,803                    $10,218         $10,082
    4/30/2000             $ 9,731                    $10,158         $10,088
    5/31/2000             $ 9,642                    $10,105         $10,100
    6/30/2000             $ 9,928                    $10,373         $10,153
    7/31/2000             $10,107                    $10,518         $10,177
    8/31/2000             $10,241                    $10,680         $10,177
    9/30/2000             $10,165                    $10,624         $10,230
   10/31/2000             $10,302                    $10,740         $10,247
   11/30/2000             $10,400                    $10,821         $10,253
   12/31/2000             $10,730                    $11,089         $10,247
    1/31/2001             $10,774                    $11,198         $10,312
    2/28/2001             $10,814                    $11,234         $10,353
    3/31/2001             $10,889                    $11,334         $10,377
    4/30/2001             $10,737                    $11,212         $10,418
    5/31/2001             $10,838                    $11,332         $10,465
    6/30/2001             $10,947                    $11,408         $10,483
    7/31/2001             $11,109                    $11,577         $10,453
    8/31/2001             $11,298                    $11,768         $10,453
    9/30/2001             $11,244                    $11,729         $10,501
   10/31/2001             $11,377                    $11,868         $10,465
   11/30/2001             $11,294                    $11,768         $10,448
   12/31/2001             $11,176                    $11,657         $10,406
    1/31/2002             $11,328                    $11,859         $10,430
    2/28/2002             $11,449                    $12,002         $10,471
    3/31/2002             $11,252                    $11,767         $10,530
    4/30/2002             $11,407                    $11,997         $10,589
    5/31/2002             $11,513                    $12,070         $10,589
    6/30/2002             $11,597                    $12,197         $10,595
    7/31/2002             $11,735                    $12,354         $10,607
    8/31/2002             $11,880                    $12,503         $10,642
    9/30/2002             $12,147                    $12,776         $10,660
   10/31/2002             $11,931                    $12,565         $10,677
   11/30/2002             $11,883                    $12,512         $10,677
   12/31/2002             $12,134                    $12,776         $10,654
    1/31/2003             $12,118                    $12,744         $10,701
    2/28/2003             $12,272                    $12,922         $10,783
    3/31/2003             $12,310                    $12,930         $10,848
    4/30/2003             $12,417                    $13,015         $10,824
    5/31/2003             $12,710                    $13,320         $10,807
    6/30/2003             $12,662                    $13,263         $10,819
    7/31/2003             $12,174                    $12,799         $10,830
    8/31/2003             $12,271                    $12,895         $10,872
    9/30/2003             $12,580                    $13,274         $10,907
   10/31/2003             $12,532                    $13,207         $10,895
   11/30/2003             $12,670                    $13,345         $10,866
   12/31/2003             $12,772                    $13,455         $10,854
    1/31/2004             $12,861                    $13,532         $10,907
    2/29/2004             $13,031                    $13,736         $10,966
    3/31/2004             $13,025                    $13,688         $11,037
    4/30/2004             $12,714                    $13,364         $11,072
    5/31/2004             $12,655                    $13,315         $11,137
    6/30/2004             $12,679                    $13,364         $11,172
    7/31/2004             $12,846                    $13,540         $11,154
    8/31/2004             $13,070                    $13,811         $11,160
    9/30/2004             $13,161                    $13,884         $11,184
   10/31/2004             $13,274                    $14,004         $11,243
   11/30/2004             $13,166                    $13,888         $11,249
   12/31/2004             $13,337                    $14,058         $11,207
    1/31/2005             $13,483                    $14,189         $11,231
    2/28/2005             $13,464                    $14,142         $11,296
    3/31/2005             $13,423                    $14,053         $11,384
    4/30/2005             $13,636                    $14,274         $11,461
    5/31/2005             $13,732                    $14,375         $11,449
    6/30/2005             $13,804                    $14,464         $11,455
    7/31/2005             $13,726                    $14,399         $11,508
    8/31/2005             $13,866                    $14,544         $11,567
    9/30/2005             $13,752                    $14,446         $11,708
   10/31/2005             $13,672                    $14,359         $11,731
   11/30/2005             $13,734                    $14,428         $11,637
   12/31/2005             $13,852                    $14,552         $11,590
    1/31/2006             $13,862                    $14,591         $11,678
    2/28/2006             $13,964                    $14,689         $11,702
    3/31/2006             $13,863                    $14,588         $11,767
    4/30/2006             $13,887                    $14,583         $11,867
    5/31/2006             $13,925                    $14,648         $11,926
    6/30/2006             $13,878                    $14,592         $11,949
    7/31/2006             $14,035                    $14,766         $11,985
    8/31/2006             $14,227                    $14,985         $12,008
    9/30/2006             $14,322                    $15,089         $11,949
   10/31/2006             $14,397                    $15,184         $11,885
   11/30/2006             $14,517                    $15,311         $11,867
   12/31/2006             $14,471                    $15,257         $11,885
    1/31/2007             $14,425                    $15,217         $11,921
    2/28/2007             $14,605                    $15,418         $11,985
    3/31/2007             $14,562                    $15,380         $12,094
    4/30/2007             $14,600                    $15,426         $12,172
    5/31/2007             $14,541                    $15,357         $12,247
    6/30/2007             $14,466                    $15,278         $12,270
    7/31/2007             $14,567                    $15,396         $12,267
    8/31/2007             $14,469                    $15,330         $12,245
    9/30/2007             $14,669                    $15,557         $12,279
   10/31/2007             $14,735                    $15,626         $12,305
   11/30/2007             $14,835                    $15,726         $12,378
   12/31/2007             $14,887                    $15,769         $12,370
    1/31/2008             $14,961                    $15,968         $12,431
    2/29/2008             $14,263                    $15,237         $12,467
    3/31/2008             $14,684                    $15,672         $12,575
    4/30/2008             $14,925                    $15,856         $12,652
    5/31/2008             $15,017                    $15,952         $12,758
    6/30/2008             $14,837                    $15,771         $12,887
    7/31/2008             $14,877                    $15,831         $12,954
    8/31/2008             $14,970                    $16,017         $12,903
    9/30/2008             $14,254                    $15,265         $12,885
   10/31/2008             $14,101                    $15,110         $12,755
   11/30/2008             $13,996                    $15,158         $12,510
   12/31/2008             $14,025                    $15,379         $12,381
    1/31/2009             $14,380                    $15,942         $12,435
    2/28/2009             $14,550                    $16,025         $12,497
    3/31/2009             $14,568                    $16,028         $12,527
    4/30/2009             $14,927                    $16,349         $12,558
    5/31/2009             $15,049                    $16,522         $12,595
    6/30/2009             $14,956                    $16,367         $12,703
    7/31/2009             $15,118                    $16,641         $12,683
    8/31/2009             $15,498                    $16,925         $12,711
    9/30/2009             $16,109                    $17,532         $12,719
   10/31/2009             $15,799                    $17,164         $12,731
   11/30/2009             $15,881                    $17,306         $12,740
   12/31/2009             $15,977                    $17,365         $12,718
    1/31/2010             $15,993                    $17,455         $12,761
    2/28/2010             $16,094                    $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +9.06%
5-Year     +3.08%
10-Year    +4.76%

                              (PERFORMANCE GRAPH)

CLASS C (3/1/00-2/28/10)

                FRANKLIN MASSACHUSETTS TAX-     BARCLAYS CAPITAL
     DATE        FREE INCOME FUND - CLASS C   MUNICIPAL BOND INDEX     CPI
-------------   ---------------------------   --------------------   -------
     3/1/2000             $10,000                    $10,000         $10,000
    3/31/2000             $10,232                    $10,218         $10,082
    4/30/2000             $10,153                    $10,158         $10,088
    5/31/2000             $10,055                    $10,105         $10,100
    6/30/2000             $10,347                    $10,373         $10,153
    7/31/2000             $10,527                    $10,518         $10,177
    8/31/2000             $10,662                    $10,680         $10,177
    9/30/2000             $10,578                    $10,624         $10,230
   10/31/2000             $10,715                    $10,740         $10,247
   11/30/2000             $10,812                    $10,821         $10,253
   12/31/2000             $11,158                    $11,089         $10,247
    1/31/2001             $11,188                    $11,198         $10,312
    2/28/2001             $11,235                    $11,234         $10,353
    3/31/2001             $11,307                    $11,334         $10,377
    4/30/2001             $11,144                    $11,212         $10,418
    5/31/2001             $11,244                    $11,332         $10,465
    6/30/2001             $11,341                    $11,408         $10,483
    7/31/2001             $11,512                    $11,577         $10,453
    8/31/2001             $11,692                    $11,768         $10,453
    9/30/2001             $11,641                    $11,729         $10,501
   10/31/2001             $11,763                    $11,868         $10,465
   11/30/2001             $11,682                    $11,768         $10,448
   12/31/2001             $11,545                    $11,657         $10,406
    1/31/2002             $11,706                    $11,859         $10,430
    2/28/2002             $11,814                    $12,002         $10,471
    3/31/2002             $11,607                    $11,767         $10,530
    4/30/2002             $11,770                    $11,997         $10,589
    5/31/2002             $11,874                    $12,070         $10,589
    6/30/2002             $11,955                    $12,197         $10,595
    7/31/2002             $12,100                    $12,354         $10,607
    8/31/2002             $12,234                    $12,503         $10,642
    9/30/2002             $12,512                    $12,776         $10,660
   10/31/2002             $12,275                    $12,565         $10,677
   11/30/2002             $12,221                    $12,512         $10,677
   12/31/2002             $12,471                    $12,776         $10,654
    1/31/2003             $12,449                    $12,744         $10,701
    2/28/2003             $12,601                    $12,922         $10,783
    3/31/2003             $12,634                    $12,930         $10,848
    4/30/2003             $12,738                    $13,015         $10,824
    5/31/2003             $13,031                    $13,320         $10,807
    6/30/2003             $12,985                    $13,263         $10,819
    7/31/2003             $12,482                    $12,799         $10,830
    8/31/2003             $12,575                    $12,895         $10,872
    9/30/2003             $12,883                    $13,274         $10,907
   10/31/2003             $12,828                    $13,207         $10,895
   11/30/2003             $12,952                    $13,345         $10,866
   12/31/2003             $13,060                    $13,455         $10,854
    1/31/2004             $13,134                    $13,532         $10,907
    2/29/2004             $13,312                    $13,736         $10,966
    3/31/2004             $13,300                    $13,688         $11,037
    4/30/2004             $12,979                    $13,364         $11,072
    5/31/2004             $12,912                    $13,315         $11,137
    6/30/2004             $12,931                    $13,364         $11,172
    7/31/2004             $13,094                    $13,540         $11,154
    8/31/2004             $13,314                    $13,811         $11,160
    9/30/2004             $13,411                    $13,884         $11,184
   10/31/2004             $13,508                    $14,004         $11,243
   11/30/2004             $13,405                    $13,888         $11,249
   12/31/2004             $13,559                    $14,058         $11,207
    1/31/2005             $13,712                    $14,189         $11,231
    2/28/2005             $13,675                    $14,142         $11,296
    3/31/2005             $13,638                    $14,053         $11,384
    4/30/2005             $13,847                    $14,274         $11,461
    5/31/2005             $13,937                    $14,375         $11,449
    6/30/2005             $13,992                    $14,464         $11,455
    7/31/2005             $13,918                    $14,399         $11,508
    8/31/2005             $14,042                    $14,544         $11,567
    9/30/2005             $13,933                    $14,446         $11,708
   10/31/2005             $13,834                    $14,359         $11,731
   11/30/2005             $13,902                    $14,428         $11,637
   12/31/2005             $14,014                    $14,552         $11,590
    1/31/2006             $14,018                    $14,591         $11,678
    2/28/2006             $14,102                    $14,689         $11,702
    3/31/2006             $14,006                    $14,588         $11,767
    4/30/2006             $14,024                    $14,583         $11,867
    5/31/2006             $14,055                    $14,648         $11,926
    6/30/2006             $14,001                    $14,592         $11,949
    7/31/2006             $14,140                    $14,766         $11,985
    8/31/2006             $14,338                    $14,985         $12,008
    9/30/2006             $14,427                    $15,089         $11,949
   10/31/2006             $14,495                    $15,184         $11,885
   11/30/2006             $14,608                    $15,311         $11,867
   12/31/2006             $14,555                    $15,257         $11,885
    1/31/2007             $14,515                    $15,217         $11,921
    2/28/2007             $14,676                    $15,418         $11,985
    3/31/2007             $14,626                    $15,380         $12,094
    4/30/2007             $14,657                    $15,426         $12,172
    5/31/2007             $14,592                    $15,357         $12,247
    6/30/2007             $14,511                    $15,278         $12,270
    7/31/2007             $14,605                    $15,396         $12,267
    8/31/2007             $14,500                    $15,330         $12,245
    9/30/2007             $14,693                    $15,557         $12,279
   10/31/2007             $14,752                    $15,626         $12,305
   11/30/2007             $14,845                    $15,726         $12,378
   12/31/2007             $14,889                    $15,769         $12,370
    1/31/2008             $14,956                    $15,968         $12,431
    2/29/2008             $14,256                    $15,237         $12,467
    3/31/2008             $14,667                    $15,672         $12,575
    4/30/2008             $14,912                    $15,856         $12,652
    5/31/2008             $14,983                    $15,952         $12,758
    6/30/2008             $14,797                    $15,771         $12,887
    7/31/2008             $14,830                    $15,831         $12,954
    8/31/2008             $14,928                    $16,017         $12,903
    9/30/2008             $14,201                    $15,265         $12,885
   10/31/2008             $14,043                    $15,110         $12,755
   11/30/2008             $13,920                    $15,158         $12,510
   12/31/2008             $13,942                    $15,379         $12,381
    1/31/2009             $14,300                    $15,942         $12,435
    2/28/2009             $14,461                    $16,025         $12,497
    3/31/2009             $14,472                    $16,028         $12,527
    4/30/2009             $14,819                    $16,349         $12,558
    5/31/2009             $14,946                    $16,522         $12,595
    6/30/2009             $14,847                    $16,367         $12,703
    7/31/2009             $15,000                    $16,641         $12,683
    8/31/2009             $15,354                    $16,925         $12,711
    9/30/2009             $15,961                    $17,532         $12,719
   10/31/2009             $15,649                    $17,164         $12,731
   11/30/2009             $15,722                    $17,306         $12,740
   12/31/2009             $15,810                    $17,365         $12,718
    1/31/2010             $15,831                    $17,455         $12,761
    2/28/2010             $15,915                    $17,624         $12,764


                               Annual Report | 23

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +10.73%
5-Year              +3.65%
10-Year             +5.34%

                              (PERFORMANCE GRAPH)

ADVISOR CLASS (3/1/00-2/28/10)(8)

                FRANKLIN MASSACHUSETTS TAX-
                     FREE INCOME FUND -         BARCLAYS CAPITAL
     DATE              ADVISOR CLASS          MUNICIPAL BOND INDEX     CPI
-------------   ---------------------------   --------------------   -------
     3/1/2000             $10,000                    $10,000         $10,000
    3/31/2000             $10,238                    $10,218         $10,082
    4/30/2000             $10,163                    $10,158         $10,088
    5/31/2000             $10,070                    $10,105         $10,100
    6/30/2000             $10,368                    $10,373         $10,153
    7/31/2000             $10,555                    $10,518         $10,177
    8/31/2000             $10,696                    $10,680         $10,177
    9/30/2000             $10,616                    $10,624         $10,230
   10/31/2000             $10,759                    $10,740         $10,247
   11/30/2000             $10,862                    $10,821         $10,253
   12/31/2000             $11,206                    $11,089         $10,247
    1/31/2001             $11,252                    $11,198         $10,312
    2/28/2001             $11,294                    $11,234         $10,353
    3/31/2001             $11,373                    $11,334         $10,377
    4/30/2001             $11,213                    $11,212         $10,418
    5/31/2001             $11,319                    $11,332         $10,465
    6/30/2001             $11,433                    $11,408         $10,483
    7/31/2001             $11,602                    $11,577         $10,453
    8/31/2001             $11,799                    $11,768         $10,453
    9/30/2001             $11,743                    $11,729         $10,501
   10/31/2001             $11,882                    $11,868         $10,465
   11/30/2001             $11,796                    $11,768         $10,448
   12/31/2001             $11,672                    $11,657         $10,406
    1/31/2002             $11,831                    $11,859         $10,430
    2/28/2002             $11,957                    $12,002         $10,471
    3/31/2002             $11,751                    $11,767         $10,530
    4/30/2002             $11,913                    $11,997         $10,589
    5/31/2002             $12,024                    $12,070         $10,589
    6/30/2002             $12,112                    $12,197         $10,595
    7/31/2002             $12,256                    $12,354         $10,607
    8/31/2002             $12,408                    $12,503         $10,642
    9/30/2002             $12,686                    $12,776         $10,660
   10/31/2002             $12,461                    $12,565         $10,677
   11/30/2002             $12,411                    $12,512         $10,677
   12/31/2002             $12,673                    $12,776         $10,654
    1/31/2003             $12,656                    $12,744         $10,701
    2/28/2003             $12,816                    $12,922         $10,783
    3/31/2003             $12,857                    $12,930         $10,848
    4/30/2003             $12,968                    $13,015         $10,824
    5/31/2003             $13,275                    $13,320         $10,807
    6/30/2003             $13,224                    $13,263         $10,819
    7/31/2003             $12,715                    $12,799         $10,830
    8/31/2003             $12,815                    $12,895         $10,872
    9/30/2003             $13,138                    $13,274         $10,907
   10/31/2003             $13,088                    $13,207         $10,895
   11/30/2003             $13,233                    $13,345         $10,866
   12/31/2003             $13,339                    $13,455         $10,854
    1/31/2004             $13,432                    $13,532         $10,907
    2/29/2004             $13,610                    $13,736         $10,966
    3/31/2004             $13,603                    $13,688         $11,037
    4/30/2004             $13,279                    $13,364         $11,072
    5/31/2004             $13,217                    $13,315         $11,137
    6/30/2004             $13,242                    $13,364         $11,172
    7/31/2004             $13,417                    $13,540         $11,154
    8/31/2004             $13,650                    $13,811         $11,160
    9/30/2004             $13,745                    $13,884         $11,184
   10/31/2004             $13,863                    $14,004         $11,243
   11/30/2004             $13,751                    $13,888         $11,249
   12/31/2004             $13,929                    $14,058         $11,207
    1/31/2005             $14,082                    $14,189         $11,231
    2/28/2005             $14,061                    $14,142         $11,296
    3/31/2005             $14,018                    $14,053         $11,384
    4/30/2005             $14,241                    $14,274         $11,461
    5/31/2005             $14,341                    $14,375         $11,449
    6/30/2005             $14,416                    $14,464         $11,455
    7/31/2005             $14,335                    $14,399         $11,508
    8/31/2005             $14,482                    $14,544         $11,567
    9/30/2005             $14,363                    $14,446         $11,708
   10/31/2005             $14,279                    $14,359         $11,731
   11/30/2005             $14,344                    $14,428         $11,637
   12/31/2005             $14,467                    $14,552         $11,590
    1/31/2006             $14,477                    $14,591         $11,678
    2/28/2006             $14,583                    $14,689         $11,702
    3/31/2006             $14,479                    $14,588         $11,767
    4/30/2006             $14,503                    $14,583         $11,867
    5/31/2006             $14,543                    $14,648         $11,926
    6/30/2006             $14,494                    $14,592         $11,949
    7/31/2006             $14,658                    $14,766         $11,985
    8/31/2006             $14,859                    $14,985         $12,008
    9/30/2006             $14,958                    $15,089         $11,949
   10/31/2006             $15,036                    $15,184         $11,885
   11/30/2006             $15,161                    $15,311         $11,867
   12/31/2006             $15,113                    $15,257         $11,885
    1/31/2007             $15,065                    $15,217         $11,921
    2/28/2007             $15,253                    $15,418         $11,985
    3/31/2007             $15,208                    $15,380         $12,094
    4/30/2007             $15,248                    $15,426         $12,172
    5/31/2007             $15,186                    $15,357         $12,247
    6/30/2007             $15,108                    $15,278         $12,270
    7/31/2007             $15,214                    $15,396         $12,267
    8/31/2007             $15,111                    $15,330         $12,245
    9/30/2007             $15,320                    $15,557         $12,279
   10/31/2007             $15,389                    $15,626         $12,305
   11/30/2007             $15,494                    $15,726         $12,378
   12/31/2007             $15,548                    $15,769         $12,370
    1/31/2008             $15,626                    $15,968         $12,431
    2/29/2008             $14,896                    $15,237         $12,467
    3/31/2008             $15,336                    $15,672         $12,575
    4/30/2008             $15,588                    $15,856         $12,652
    5/31/2008             $15,684                    $15,952         $12,758
    6/30/2008             $15,495                    $15,771         $12,887
    7/31/2008             $15,537                    $15,831         $12,954
    8/31/2008             $15,634                    $16,017         $12,903
    9/30/2008             $14,887                    $15,265         $12,885
   10/31/2008             $14,727                    $15,110         $12,755
   11/30/2008             $14,617                    $15,158         $12,510
   12/31/2008             $14,647                    $15,379         $12,381
    1/31/2009             $15,018                    $15,942         $12,435
    2/28/2009             $15,195                    $16,025         $12,497
    3/31/2009             $15,215                    $16,028         $12,527
    4/30/2009             $15,589                    $16,349         $12,558
    5/31/2009             $15,717                    $16,522         $12,595
    6/30/2009             $15,620                    $16,367         $12,703
    7/31/2009             $15,791                    $16,641         $12,683
    8/31/2009             $16,174                    $16,925         $12,711
    9/30/2009             $16,813                    $17,532         $12,719
   10/31/2009             $16,505                    $17,164         $12,731
   11/30/2009             $16,578                    $17,306         $12,740
   12/31/2009             $16,694                    $17,365         $12,718
    1/31/2010             $16,712                    $17,455         $12,761
    2/28/2010             $16,823                    $17,624         $12,764

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Massachusetts personal income tax rate of 38.45%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +7.69%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               24 | Annual Report

Your Fund's Expenses

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,038.70              $3.34
Hypothetical (5% return before expenses)         $1,000           $1,021.52              $3.31
CLASS C
Actual                                           $1,000           $1.036.60              $6.11
Hypothetical (5% return before expenses)         $1,000           $1,018.79              $6.06
ADVISOR CLASS
Actual                                           $1,000           $1,040.10              $2.83
Hypothetical (5% return before expenses)         $1,000           $1,022.02              $2.81

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21% and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               26 | Annual Report

Franklin Michigan Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Michigan Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Michigan Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                  (PIE CHART)

AAA ...........................   41.9%
AA ............................   17.4%
A .............................   32.1%
BBB ...........................    1.4%
Below Investment Grade ........    1.3%
Not Rated by S&P ..............    5.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                         MOODY'S    INTERNAL
-------                         -------    --------
AAA or Aaa                        1.2%       1.6%
AA or Aa                          0.7%       0.1%
A                                 1.9%       0.1%
Below Investment Grade            0.3%        --
                                  ---        ---
Total                             4.1%       1.8%
                                  ===        ===

We are pleased to bring you Franklin Michigan Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 90.


                               Annual Report | 27

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Tax-Free Income Fund

                                       DIVIDEND PER SHARE
                     -------------------------------------------------------
MONTH                  CLASS A       CLASS B       CLASS C     ADVISOR CLASS
-----                ----------    ----------    ----------    -------------
March 2009           4.26 cents    3.74 cents    3.74 cents     4.35 cents
April 2009           4.26 cents    3.74 cents    3.74 cents     4.35 cents
May 2009             4.26 cents    3.74 cents    3.74 cents     4.35 cents
June 2009            4.33 cents    3.80 cents    3.79 cents     4.43 cents
July 2009            4.33 cents    3.80 cents    3.79 cents     4.43 cents
August 2009          4.33 cents    3.80 cents    3.79 cents     4.43 cents
September 2009       4.33 cents    3.79 cents    3.78 cents     4.42 cents
October 2009         4.33 cents    3.79 cents    3.78 cents     4.42 cents
November 2009        4.33 cents    3.79 cents    3.78 cents     4.42 cents
December 2009        4.33 cents    3.76 cents    3.75 cents     4.44 cents
January 2010         4.33 cents    3.76 cents    3.75 cents     4.44 cents
February 2010        4.33 cents    3.76 cents    3.75 cents     4.44 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.48 on February 28, 2009, to $11.97 on February 28, 2010. The Fund's Class A shares paid dividends totaling 51.73 cents per share for the same period.(2) The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.16% based on an annualization of the current 4.33 cent per share dividend and the maximum offering price of $12.50 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Michigan personal income tax bracket of 37.83% would need to earn a distribution rate of 6.69% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               28 | Annual Report

PORTFOLIO BREAKDOWN
Franklin Michigan Tax-Free Income Fund
2/28/10

                                         % OF TOTAL LONG-TERM
                                              INVESTMENTS*
                                         --------------------
Prerefunded                                     28.0%
General Obligation                              22.8%
Utilities                                       13.5%
Hospital & Health Care                          10.8%
Higher Education                                 9.3%
Subject to Government Appropriations             7.0%
Transportation                                   4.3%
Tax-Supported                                    3.2%
Other Revenue                                    1.1%

*    Does not include short-term investments and other net assets.

STATE UPDATE

Michigan faced continued fiscal stress throughout the year under review as state officials struggled to restructure its economy and shift the job base due to the recession's impact, particularly on the auto industry. The state's employment declines outpaced the nation as a whole, with transportation equipment manufacturing the hardest hit. Michigan's unemployment rate was 14.1% compared with the 9.7% national rate in February 2010.(3) As job losses accelerated, workers began migrating out of the state, compounding its economic vulnerability. State officials, however, worked to create growth in new industries such as clean energy and electric cars. For example, General Motors
(GM) and Ford diversified and invested in the state. GM spent $700 million at eight facilities to produce advanced batteries and new electric vehicles. Similarly, Ford invested $1 billion to build electric versions of existing models.

Along with the rest of the country, Michigan struggled to reach operating fiscal balance as tax revenues declined significantly and economic and financial pressures continued. In an effort to close the widening budget gap, the American Recovery and Reinvestment Act provided some relief, as did one-time spending cuts. Furthermore, the governor made reductions in budget aid to schools, ordered furlough days for state employees and temporarily shut some state offices. Officials also sought to trim the budget by eliminating lifetime health care benefits for lawmakers who serve only six years.

The governor proactively responded to economic challenges during the fiscal calendar through strong management practices. State officials conducted mid-year adjustments such as a consensus revenue estimating process and a reduction in expenditures in response to budget shortfalls. These timely budget practices helped restrain spending growth. In addition, the state's debt burden remained modest and per-capita debt ratios fell after years of increases. Michigan's net tax-supported debt as a percentage of personal income was 1.9% and debt per capita was $658, compared with the national medians of 2.1% and $739.(4) Independent credit rating agency Moody's Investors Service rated Michigan's general obligation bonds Aa3 with a negative outlook based on the state's lack of economic resiliency, which is likely to increase from further budget stress.(5)

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "U.S. Public Finance Report Card: State Debt
     Review: Significant Challenges Lie Ahead," RATINGSDIRECT 12/16/09.

(5.) This does not indicate Moody's rating of the Fund.


                               Annual Report | 29

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               30 | Annual Report

Performance Summary as of 2/28/10

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTTMX)                          CHANGE    2/28/10    2/28/09
-----------------------                          ------    -------    -------
Net Asset Value (NAV)                            +$0.49     $11.97     $11.48
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                       $0.5173

CLASS B (SYMBOL: FBMIX)                          CHANGE    2/28/10    2/28/09
-----------------------                          ------    -------    -------
Net Asset Value (NAV)                            +$0.49     $12.03     $11.54
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                       $0.4525

CLASS C (SYMBOL: FRMTX)                          CHANGE    2/28/10    2/28/09
-----------------------                          ------    -------    -------
Net Asset Value (NAV)                            +$0.50     $12.11     $11.61
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                       $0.4515

ADVISOR CLASS (SYMBOL: N/A)                      CHANGE    2/28/10    2/28/09
---------------------------                      ------    -------    -------
Net Asset Value (NAV)                            +$0.50     $11.99     $11.49
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                       $0.5290


                               Annual Report | 31

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                                1-YEAR     5-YEAR    10-YEAR
-------                                                ------    -------    -------
Cumulative Total Return(1)                             +8.92%    +20.72%    +67.53%
Average Annual Total Return(2)                         +4.29%     +2.94%     +4.84%
Avg. Ann. Total Return (3/31/10)(3)                    +4.02%     +3.05%     +4.62%
   Distribution Rate(4)                       4.16%
   Taxable Equivalent Distribution Rate(5)    6.69%
   30-Day Standardized Yield(6)               3.18%
   Taxable Equivalent Yield(5)                5.11%
   Total Annual Operating expenses(7)         0.63%

CLASS B                                                1-YEAR     5-YEAR    10-YEAR
-------                                                ------    -------    -------
Cumulative Total Return(1)                             +8.28%    +17.46%    +60.60%
Average Annual Total Return(2)                         +4.28%     +2.93%     +4.85%
Avg. Ann. Total Return (3/31/10)(3)                    +4.01%     +3.03%     +4.64%
   Distribution Rate(4)                       3.77%
   Taxable Equivalent Distribution Rate(5)    6.06%
   30-Day Standardized Yield(6)               2.78%
   Taxable Equivalent Yield(5)                4.47%
   Total Annual Operating expenses(7)         1.18%

CLASS C                                                1-YEAR     5-YEAR    10-YEAR
-------                                                ------    -------    -------
Cumulative Total Return(1)                             +8.31%    +17.51%    +58.64%
Average Annual Total Return(2)                         +7.31%     +3.28%     +4.72%
Avg. Ann. Total Return (3/31/10)(3)                    +7.04%     +3.38%     +4.50%
   Distribution Rate(4)                       3.73%
   Taxable Equivalent Distribution Rate(5)    6.00%
   30-Day Standardized Yield(6)               2.78%
   Taxable Equivalent Yield(5)                4.47%
   Total Annual Operating Expenses(7)         1.18%

ADVISOR CLASS(8)                                       1-YEAR     5-YEAR    10-YEAR
----------------                                       ------    -------    -------
Cumulative Total Return(1)                             +9.11%    +21.10%    +68.06%
Average Annual Total Return(2)                         +9.11%     +3.90%     +5.33%
Avg. Ann. Total Return (3/31/10)(3)                    +8.84%     +4.01%     +5.11%
   Distribution Rate(4)                       4.42%
   Taxable Equivalent Distribution Rate(5)    7.11%
   30-Day Standardized Yield(6)               3.49%
   Taxable Equivalent Yield(5)                5.61%
   Total Annual Operating Expenses(7)         0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               32 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +4.29%
5-Year     +2.94%
10-Year    +4.84%

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN MICHIGAN TAX-FREE      BARCLAYS CAPITAL
    DATE           INCOME FUND - CLASS A     MUNICIPAL BOND INDEX      CPI
-------------   --------------------------   --------------------   --------
  3/1/2000                $ 9,575                   $10,000         $10,000
 3/31/2000                $ 9,776                   $10,218         $10,082
 4/30/2000                $ 9,727                   $10,158         $10,088
 5/31/2000                $ 9,678                   $10,105         $10,100
 6/30/2000                $ 9,925                   $10,373         $10,153
 7/31/2000                $10,061                   $10,518         $10,177
 8/31/2000                $10,208                   $10,680         $10,177
 9/30/2000                $10,154                   $10,624         $10,230
10/31/2000                $10,251                   $10,740         $10,247
11/30/2000                $10,319                   $10,821         $10,253
12/31/2000                $10,581                   $11,089         $10,247
 1/31/2001                $10,650                   $11,198         $10,312
 2/28/2001                $10,699                   $11,234         $10,353
 3/31/2001                $10,799                   $11,334         $10,377
 4/30/2001                $10,702                   $11,212         $10,418
 5/31/2001                $10,800                   $11,332         $10,465
 6/30/2001                $10,869                   $11,408         $10,483
 7/31/2001                $11,024                   $11,577         $10,453
 8/31/2001                $11,177                   $11,768         $10,453
 9/30/2001                $11,147                   $11,729         $10,501
10/31/2001                $11,274                   $11,868         $10,465
11/30/2001                $11,189                   $11,768         $10,448
12/31/2001                $11,089                   $11,657         $10,406
 1/31/2002                $11,281                   $11,859         $10,430
 2/28/2002                $11,388                   $12,002         $10,471
 3/31/2002                $11,176                   $11,767         $10,530
 4/30/2002                $11,372                   $11,997         $10,589
 5/31/2002                $11,427                   $12,070         $10,589
 6/30/2002                $11,527                   $12,197         $10,595
 7/31/2002                $11,668                   $12,354         $10,607
 8/31/2002                $11,789                   $12,503         $10,642
 9/30/2002                $12,034                   $12,776         $10,660
10/31/2002                $11,881                   $12,565         $10,677
11/30/2002                $11,848                   $12,512         $10,677
12/31/2002                $12,087                   $12,776         $10,654
 1/31/2003                $12,066                   $12,744         $10,701
 2/28/2003                $12,204                   $12,922         $10,783
 3/31/2003                $12,235                   $12,930         $10,848
 4/30/2003                $12,330                   $13,015         $10,824
 5/31/2003                $12,622                   $13,320         $10,807
 6/30/2003                $12,577                   $13,263         $10,819
 7/31/2003                $12,136                   $12,799         $10,830
 8/31/2003                $12,210                   $12,895         $10,872
 9/30/2003                $12,497                   $13,274         $10,907
10/31/2003                $12,463                   $13,207         $10,895
11/30/2003                $12,597                   $13,345         $10,866
12/31/2003                $12,686                   $13,455         $10,854
 1/31/2004                $12,773                   $13,532         $10,907
 2/29/2004                $12,948                   $13,736         $10,966
 3/31/2004                $12,893                   $13,688         $11,037
 4/30/2004                $12,597                   $13,364         $11,072
 5/31/2004                $12,563                   $13,315         $11,137
 6/30/2004                $12,568                   $13,364         $11,172
 7/31/2004                $12,709                   $13,540         $11,154
 8/31/2004                $12,915                   $13,811         $11,160
 9/30/2004                $12,983                   $13,884         $11,184
10/31/2004                $13,105                   $14,004         $11,243
11/30/2004                $12,994                   $13,888         $11,249
12/31/2004                $13,171                   $14,058         $11,207
 1/31/2005                $13,303                   $14,189         $11,231
 2/28/2005                $13,288                   $14,142         $11,296
 3/31/2005                $13,220                   $14,053         $11,384
 4/30/2005                $13,385                   $14,274         $11,461
 5/31/2005                $13,503                   $14,375         $11,449
 6/30/2005                $13,564                   $14,464         $11,455
 7/31/2005                $13,536                   $14,399         $11,508
 8/31/2005                $13,641                   $14,544         $11,567
 9/30/2005                $13,569                   $14,446         $11,708
10/31/2005                $13,518                   $14,359         $11,731
11/30/2005                $13,581                   $14,428         $11,637
12/31/2005                $13,676                   $14,552         $11,590
 1/31/2006                $13,699                   $14,591         $11,678
 2/28/2006                $13,789                   $14,689         $11,702
 3/31/2006                $13,720                   $14,588         $11,767
 4/30/2006                $13,736                   $14,583         $11,867
 5/31/2006                $13,777                   $14,648         $11,926
 6/30/2006                $13,712                   $14,592         $11,949
 7/31/2006                $13,866                   $14,766         $11,985
 8/31/2006                $14,031                   $14,985         $12,008
 9/30/2006                $14,114                   $15,089         $11,949
10/31/2006                $14,189                   $15,184         $11,885
11/30/2006                $14,295                   $15,311         $11,867
12/31/2006                $14,254                   $15,257         $11,885
 1/31/2007                $14,236                   $15,217         $11,921
 2/28/2007                $14,389                   $15,418         $11,985
 3/31/2007                $14,374                   $15,380         $12,094
 4/30/2007                $14,402                   $15,426         $12,172
 5/31/2007                $14,360                   $15,357         $12,247
 6/30/2007                $14,325                   $15,278         $12,270
 7/31/2007                $14,424                   $15,396         $12,267
 8/31/2007                $14,403                   $15,330         $12,245
 9/30/2007                $14,574                   $15,557         $12,279
10/31/2007                $14,628                   $15,626         $12,305
11/30/2007                $14,727                   $15,726         $12,378
12/31/2007                $14,779                   $15,769         $12,370
 1/31/2008                $14,916                   $15,968         $12,431
 2/29/2008                $14,380                   $15,237         $12,467
 3/31/2008                $14,728                   $15,672         $12,575
 4/30/2008                $14,902                   $15,856         $12,652
 5/31/2008                $14,981                   $15,952         $12,758
 6/30/2008                $14,847                   $15,771         $12,887
 7/31/2008                $14,888                   $15,831         $12,954
 8/31/2008                $15,017                   $16,017         $12,903
 9/30/2008                $14,154                   $15,265         $12,885
10/31/2008                $14,173                   $15,110         $12,755
11/30/2008                $14,162                   $15,158         $12,510
12/31/2008                $14,345                   $15,379         $12,381
 1/31/2009                $14,614                   $15,942         $12,435
 2/28/2009                $14,729                   $16,025         $12,497
 3/31/2009                $14,762                   $16,028         $12,527
 4/30/2009                $14,994                   $16,349         $12,558
 5/31/2009                $15,154                   $16,522         $12,595
 6/30/2009                $15,119                   $16,367         $12,703
 7/31/2009                $15,293                   $16,641         $12,683
 8/31/2009                $15,545                   $16,925         $12,711
 9/30/2009                $16,033                   $17,532         $12,719
10/31/2009                $15,777                   $17,164         $12,731
11/30/2009                $15,780                   $17,306         $12,740
12/31/2009                $15,890                   $17,365         $12,718
 1/31/2010                $15,909                   $17,455         $12,761
 2/28/2010                $16,047                   $17,624         $12,764


AVERAGE ANNUAL TOTAL RETURN

CLASS B   2/28/10
-------   -------
1-Year     +4.28%
5-Year     +2.93%
10-Year    +4.85%

CLASS B (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN MICHIGAN TAX-FREE     BARCLAYS CAPITAL
    DATE           INCOME FUND - CLASS B     MUNICIPAL BOND INDEX     CPI
-------------   --------------------------   --------------------   -------
  3/1/2000                 $10,000                  $10,000         $10,000
 3/31/2000                 $10,196                  $10,218         $10,082
 4/30/2000                 $10,140                  $10,158         $10,088
 5/31/2000                 $10,093                  $10,105         $10,100
 6/30/2000                 $10,345                  $10,373         $10,153
 7/31/2000                 $10,482                  $10,518         $10,177
 8/31/2000                 $10,629                  $10,680         $10,177
 9/30/2000                 $10,578                  $10,624         $10,230
10/31/2000                 $10,673                  $10,740         $10,247
11/30/2000                 $10,739                  $10,821         $10,253
12/31/2000                 $11,006                  $11,089         $10,247
 1/31/2001                 $11,082                  $11,198         $10,312
 2/28/2001                 $11,128                  $11,234         $10,353
 3/31/2001                 $11,217                  $11,334         $10,377
 4/30/2001                 $11,120                  $11,212         $10,418
 5/31/2001                 $11,216                  $11,332         $10,465
 6/30/2001                 $11,282                  $11,408         $10,483
 7/31/2001                 $11,437                  $11,577         $10,453
 8/31/2001                 $11,590                  $11,768         $10,453
 9/30/2001                 $11,563                  $11,729         $10,501
10/31/2001                 $11,680                  $11,868         $10,465
11/30/2001                 $11,587                  $11,768         $10,448
12/31/2001                 $11,477                  $11,657         $10,406
 1/31/2002                 $11,671                  $11,859         $10,430
 2/28/2002                 $11,775                  $12,002         $10,471
 3/31/2002                 $11,551                  $11,767         $10,530
 4/30/2002                 $11,747                  $11,997         $10,589
 5/31/2002                 $11,799                  $12,070         $10,589
 6/30/2002                 $11,896                  $12,197         $10,595
 7/31/2002                 $12,046                  $12,354         $10,607
 8/31/2002                 $12,164                  $12,503         $10,642
 9/30/2002                 $12,411                  $12,776         $10,660
10/31/2002                 $12,237                  $12,565         $10,677
11/30/2002                 $12,208                  $12,512         $10,677
12/31/2002                 $12,448                  $12,776         $10,654
 1/31/2003                 $12,420                  $12,744         $10,701
 2/28/2003                 $12,557                  $12,922         $10,783
 3/31/2003                 $12,582                  $12,930         $10,848
 4/30/2003                 $12,673                  $13,015         $10,824
 5/31/2003                 $12,976                  $13,320         $10,807
 6/30/2003                 $12,925                  $13,263         $10,819
 7/31/2003                 $12,458                  $12,799         $10,830
 8/31/2003                 $12,528                  $12,895         $10,872
 9/30/2003                 $12,815                  $13,274         $10,907
10/31/2003                 $12,774                  $13,207         $10,895
11/30/2003                 $12,905                  $13,345         $10,866
12/31/2003                 $12,990                  $13,455         $10,854
 1/31/2004                 $13,084                  $13,532         $10,907
 2/29/2004                 $13,246                  $13,736         $10,966
 3/31/2004                 $13,195                  $13,688         $11,037
 4/30/2004                 $12,888                  $13,364         $11,072
 5/31/2004                 $12,836                  $13,315         $11,137
 6/30/2004                 $12,845                  $13,364         $11,172
 7/31/2004                 $12,983                  $13,540         $11,154
 8/31/2004                 $13,186                  $13,811         $11,160
 9/30/2004                 $13,250                  $13,884         $11,184
10/31/2004                 $13,357                  $14,004         $11,243
11/30/2004                 $13,250                  $13,888         $11,249
12/31/2004                 $13,412                  $14,058         $11,207
 1/31/2005                 $13,551                  $14,189         $11,231
 2/28/2005                 $13,519                  $14,142         $11,296
 3/31/2005                 $13,444                  $14,053         $11,384
 4/30/2005                 $13,616                  $14,274         $11,461
 5/31/2005                 $13,728                  $14,375         $11,449
 6/30/2005                 $13,783                  $14,464         $11,455
 7/31/2005                 $13,749                  $14,399         $11,508
 8/31/2005                 $13,849                  $14,544         $11,567
 9/30/2005                 $13,770                  $14,446         $11,708
10/31/2005                 $13,712                  $14,359         $11,731
11/30/2005                 $13,769                  $14,428         $11,637
12/31/2005                 $13,847                  $14,552         $11,590
 1/31/2006                 $13,865                  $14,591         $11,678
 2/28/2006                 $13,961                  $14,689         $11,702
 3/31/2006                 $13,885                  $14,588         $11,767
 4/30/2006                 $13,883                  $14,583         $11,867
 5/31/2006                 $13,929                  $14,648         $11,926
 6/30/2006                 $13,858                  $14,592         $11,949
 7/31/2006                 $13,995                  $14,766         $11,985
 8/31/2006                 $14,166                  $14,985         $12,008
 9/30/2006                 $14,243                  $15,089         $11,949
10/31/2006                 $14,312                  $15,184         $11,885
11/30/2006                 $14,412                  $15,311         $11,867
12/31/2006                 $14,364                  $15,257         $11,885
 1/31/2007                 $14,340                  $15,217         $11,921
 2/28/2007                 $14,486                  $15,418         $11,985
 3/31/2007                 $14,465                  $15,380         $12,094
 4/30/2007                 $14,485                  $15,426         $12,172
 5/31/2007                 $14,436                  $15,357         $12,247
 6/30/2007                 $14,396                  $15,278         $12,270
 7/31/2007                 $14,488                  $15,396         $12,267
 8/31/2007                 $14,460                  $15,330         $12,245
 9/30/2007                 $14,625                  $15,557         $12,279
10/31/2007                 $14,672                  $15,626         $12,305
11/30/2007                 $14,764                  $15,726         $12,378
12/31/2007                 $14,809                  $15,769         $12,370
 1/31/2008                 $14,939                  $15,968         $12,431
 2/29/2008                 $14,399                  $15,237         $12,467
 3/31/2008                 $14,748                  $15,672         $12,575
 4/30/2008                 $14,922                  $15,856         $12,652
 5/31/2008                 $15,000                  $15,952         $12,758
 6/30/2008                 $14,867                  $15,771         $12,887
 7/31/2008                 $14,908                  $15,831         $12,954
 8/31/2008                 $15,035                  $16,017         $12,903
 9/30/2008                 $14,173                  $15,265         $12,885
10/31/2008                 $14,191                  $15,110         $12,755
11/30/2008                 $14,177                  $15,158         $12,510
12/31/2008                 $14,364                  $15,379         $12,381
 1/31/2009                 $14,632                  $15,942         $12,435
 2/28/2009                 $14,747                  $16,025         $12,497
 3/31/2009                 $14,782                  $16,028         $12,527
 4/30/2009                 $15,015                  $16,349         $12,558
 5/31/2009                 $15,172                  $16,522         $12,595
 6/30/2009                 $15,141                  $16,367         $12,703
 7/31/2009                 $15,315                  $16,641         $12,683
 8/31/2009                 $15,567                  $16,925         $12,711
 9/30/2009                 $16,056                  $17,532         $12,719
10/31/2009                 $15,798                  $17,164         $12,731
11/30/2009                 $15,803                  $17,306         $12,740
12/31/2009                 $15,913                  $17,365         $12,718
 1/31/2010                 $15,929                  $17,455         $12,761
 2/28/2010                 $16,060                  $17,624         $12,764


                               Annual Report | 33

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +7.31%
5-Year     +3.28%
10-Year    +4.72%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN MICHIGAN TAX-FREE     BARCLAYS CAPITAL
     DATE          INCOME FUND - CLASS C     MUNICIPAL BOND INDEX     CPI
-------------   --------------------------   --------------------   -------
  3/1/2000                $10,000                   $10,000         $10,000
 3/31/2000                $10,204                   $10,218         $10,082
 4/30/2000                $10,139                   $10,158         $10,088
 5/31/2000                $10,093                   $10,105         $10,100
 6/30/2000                $10,343                   $10,373         $10,153
 7/31/2000                $10,480                   $10,518         $10,177
 8/31/2000                $10,627                   $10,680         $10,177
 9/30/2000                $10,566                   $10,624         $10,230
10/31/2000                $10,661                   $10,740         $10,247
11/30/2000                $10,736                   $10,821         $10,253
12/31/2000                $10,992                   $11,089         $10,247
 1/31/2001                $11,068                   $11,198         $10,312
 2/28/2001                $11,114                   $11,234         $10,353
 3/31/2001                $11,202                   $11,334         $10,377
 4/30/2001                $11,106                   $11,212         $10,418
 5/31/2001                $11,193                   $11,332         $10,465
 6/30/2001                $11,267                   $11,408         $10,483
 7/31/2001                $11,422                   $11,577         $10,453
 8/31/2001                $11,574                   $11,768         $10,453
 9/30/2001                $11,547                   $11,729         $10,501
10/31/2001                $11,663                   $11,868         $10,465
11/30/2001                $11,571                   $11,768         $10,448
12/31/2001                $11,462                   $11,657         $10,406
 1/31/2002                $11,654                   $11,859         $10,430
 2/28/2002                $11,758                   $12,002         $10,471
 3/31/2002                $11,535                   $11,767         $10,530
 4/30/2002                $11,730                   $11,997         $10,589
 5/31/2002                $11,782                   $12,070         $10,589
 6/30/2002                $11,878                   $12,197         $10,595
 7/31/2002                $12,027                   $12,354         $10,607
 8/31/2002                $12,145                   $12,503         $10,642
 9/30/2002                $12,391                   $12,776         $10,660
10/31/2002                $12,228                   $12,565         $10,677
11/30/2002                $12,189                   $12,512         $10,677
12/31/2002                $12,429                   $12,776         $10,654
 1/31/2003                $12,401                   $12,744         $10,701
 2/28/2003                $12,538                   $12,922         $10,783
 3/31/2003                $12,563                   $12,930         $10,848
 4/30/2003                $12,654                   $13,015         $10,824
 5/31/2003                $12,955                   $13,320         $10,807
 6/30/2003                $12,904                   $13,263         $10,819
 7/31/2003                $12,438                   $12,799         $10,830
 8/31/2003                $12,507                   $12,895         $10,872
 9/30/2003                $12,802                   $13,274         $10,907
10/31/2003                $12,751                   $13,207         $10,895
11/30/2003                $12,891                   $13,345         $10,866
12/31/2003                $12,975                   $13,455         $10,854
 1/31/2004                $13,057                   $13,532         $10,907
 2/29/2004                $13,230                   $13,736         $10,966
 3/31/2004                $13,168                   $13,688         $11,037
 4/30/2004                $12,863                   $13,364         $11,072
 5/31/2004                $12,811                   $13,315         $11,137
 6/30/2004                $12,821                   $13,364         $11,172
 7/31/2004                $12,957                   $13,540         $11,154
 8/31/2004                $13,159                   $13,811         $11,160
 9/30/2004                $13,223                   $13,884         $11,184
10/31/2004                $13,340                   $14,004         $11,243
11/30/2004                $13,222                   $13,888         $11,249
12/31/2004                $13,394                   $14,058         $11,207
 1/31/2005                $13,521                   $14,189         $11,231
 2/28/2005                $13,500                   $14,142         $11,296
 3/31/2005                $13,425                   $14,053         $11,384
 4/30/2005                $13,585                   $14,274         $11,461
 5/31/2005                $13,707                   $14,375         $11,449
 6/30/2005                $13,763                   $14,464         $11,455
 7/31/2005                $13,729                   $14,399         $11,508
 8/31/2005                $13,828                   $14,544         $11,567
 9/30/2005                $13,749                   $14,446         $11,708
10/31/2005                $13,680                   $14,359         $11,731
11/30/2005                $13,737                   $14,428         $11,637
12/31/2005                $13,826                   $14,552         $11,590
 1/31/2006                $13,844                   $14,591         $11,678
 2/28/2006                $13,939                   $14,689         $11,702
 3/31/2006                $13,863                   $14,588         $11,767
 4/30/2006                $13,862                   $14,583         $11,867
 5/31/2006                $13,907                   $14,648         $11,926
 6/30/2006                $13,836                   $14,592         $11,949
 7/31/2006                $13,972                   $14,766         $11,985
 8/31/2006                $14,142                   $14,985         $12,008
 9/30/2006                $14,218                   $15,089         $11,949
10/31/2006                $14,287                   $15,184         $11,885
11/30/2006                $14,386                   $15,311         $11,867
12/31/2006                $14,350                   $15,257         $11,885
 1/31/2007                $14,314                   $15,217         $11,921
 2/28/2007                $14,460                   $15,418         $11,985
 3/31/2007                $14,438                   $15,380         $12,094
 4/30/2007                $14,459                   $15,426         $12,172
 5/31/2007                $14,422                   $15,357         $12,247
 6/30/2007                $14,369                   $15,278         $12,270
 7/31/2007                $14,461                   $15,396         $12,267
 8/31/2007                $14,434                   $15,330         $12,245
 9/30/2007                $14,597                   $15,557         $12,279
10/31/2007                $14,644                   $15,626         $12,305
11/30/2007                $14,735                   $15,726         $12,378
12/31/2007                $14,780                   $15,769         $12,370
 1/31/2008                $14,920                   $15,968         $12,431
 2/29/2008                $14,371                   $15,237         $12,467
 3/31/2008                $14,721                   $15,672         $12,575
 4/30/2008                $14,886                   $15,856         $12,652
 5/31/2008                $14,957                   $15,952         $12,758
 6/30/2008                $14,805                   $15,771         $12,887
 7/31/2008                $14,851                   $15,831         $12,954
 8/31/2008                $14,972                   $16,017         $12,903
 9/30/2008                $14,114                   $15,265         $12,885
10/31/2008                $14,113                   $15,110         $12,755
11/30/2008                $14,095                   $15,158         $12,510
12/31/2008                $14,282                   $15,379         $12,381
 1/31/2009                $14,528                   $15,942         $12,435
 2/28/2009                $14,648                   $16,025         $12,497
 3/31/2009                $14,673                   $16,028         $12,527
 4/30/2009                $14,896                   $16,349         $12,558
 5/31/2009                $15,046                   $16,522         $12,595
 6/30/2009                $15,005                   $16,367         $12,703
 7/31/2009                $15,168                   $16,641         $12,683
 8/31/2009                $15,409                   $16,925         $12,711
 9/30/2009                $15,893                   $17,532         $12,719
10/31/2009                $15,622                   $17,164         $12,731
11/30/2009                $15,618                   $17,306         $12,740
12/31/2009                $15,731                   $17,365         $12,718
 1/31/2010                $15,742                   $17,455         $12,761
 2/28/2010                $15,864                   $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year              +9.11%
5-Year              +3.90%
10-Year             +5.33%

ADVISOR CLASS (3/1/00-2/28/10)(8)

                               (PERFORMANCE GRAPH)

                 FRANKLIN MICHIGAN TAX-FREE      BARCLAYS CAPITAL
    DATE        INCOME FUND - ADVISOR CLASS   MUNICIPAL BOND INDEX     CPI
-------------   ---------------------------   --------------------   -------
  3/1/2000                 $10,000                   $10,000         $10,000
 3/31/2000                 $10,210                   $10,218         $10,082
 4/30/2000                 $10,158                   $10,158         $10,088
 5/31/2000                 $10,108                   $10,105         $10,100
 6/30/2000                 $10,365                   $10,373         $10,153
 7/31/2000                 $10,508                   $10,518         $10,177
 8/31/2000                 $10,661                   $10,680         $10,177
 9/30/2000                 $10,605                   $10,624         $10,230
10/31/2000                 $10,706                   $10,740         $10,247
11/30/2000                 $10,777                   $10,821         $10,253
12/31/2000                 $11,050                   $11,089         $10,247
 1/31/2001                 $11,123                   $11,198         $10,312
 2/28/2001                 $11,174                   $11,234         $10,353
 3/31/2001                 $11,279                   $11,334         $10,377
 4/30/2001                 $11,177                   $11,212         $10,418
 5/31/2001                 $11,280                   $11,332         $10,465
 6/30/2001                 $11,351                   $11,408         $10,483
 7/31/2001                 $11,513                   $11,577         $10,453
 8/31/2001                 $11,673                   $11,768         $10,453
 9/30/2001                 $11,641                   $11,729         $10,501
10/31/2001                 $11,775                   $11,868         $10,465
11/30/2001                 $11,686                   $11,768         $10,448
12/31/2001                 $11,581                   $11,657         $10,406
 1/31/2002                 $11,782                   $11,859         $10,430
 2/28/2002                 $11,893                   $12,002         $10,471
 3/31/2002                 $11,672                   $11,767         $10,530
 4/30/2002                 $11,877                   $11,997         $10,589
 5/31/2002                 $11,935                   $12,070         $10,589
 6/30/2002                 $12,038                   $12,197         $10,595
 7/31/2002                 $12,186                   $12,354         $10,607
 8/31/2002                 $12,312                   $12,503         $10,642
 9/30/2002                 $12,568                   $12,776         $10,660
10/31/2002                 $12,408                   $12,565         $10,677
11/30/2002                 $12,373                   $12,512         $10,677
12/31/2002                 $12,624                   $12,776         $10,654
 1/31/2003                 $12,601                   $12,744         $10,701
 2/28/2003                 $12,746                   $12,922         $10,783
 3/31/2003                 $12,778                   $12,930         $10,848
 4/30/2003                 $12,878                   $13,015         $10,824
 5/31/2003                 $13,182                   $13,320         $10,807
 6/30/2003                 $13,136                   $13,263         $10,819
 7/31/2003                 $12,675                   $12,799         $10,830
 8/31/2003                 $12,752                   $12,895         $10,872
 9/30/2003                 $13,051                   $13,274         $10,907
10/31/2003                 $13,016                   $13,207         $10,895
11/30/2003                 $13,156                   $13,345         $10,866
12/31/2003                 $13,249                   $13,455         $10,854
 1/31/2004                 $13,340                   $13,532         $10,907
 2/29/2004                 $13,522                   $13,736         $10,966
 3/31/2004                 $13,465                   $13,688         $11,037
 4/30/2004                 $13,157                   $13,364         $11,072
 5/31/2004                 $13,121                   $13,315         $11,137
 6/30/2004                 $13,126                   $13,364         $11,172
 7/31/2004                 $13,273                   $13,540         $11,154
 8/31/2004                 $13,488                   $13,811         $11,160
 9/30/2004                 $13,560                   $13,884         $11,184
10/31/2004                 $13,686                   $14,004         $11,243
11/30/2004                 $13,571                   $13,888         $11,249
12/31/2004                 $13,756                   $14,058         $11,207
 1/31/2005                 $13,894                   $14,189         $11,231
 2/28/2005                 $13,878                   $14,142         $11,296
 3/31/2005                 $13,807                   $14,053         $11,384
 4/30/2005                 $13,980                   $14,274         $11,461
 5/31/2005                 $14,102                   $14,375         $11,449
 6/30/2005                 $14,166                   $14,464         $11,455
 7/31/2005                 $14,137                   $14,399         $11,508
 8/31/2005                 $14,247                   $14,544         $11,567
 9/30/2005                 $14,171                   $14,446         $11,708
10/31/2005                 $14,118                   $14,359         $11,731
11/30/2005                 $14,183                   $14,428         $11,637
12/31/2005                 $14,283                   $14,552         $11,590
 1/31/2006                 $14,307                   $14,591         $11,678
 2/28/2006                 $14,401                   $14,689         $11,702
 3/31/2006                 $14,329                   $14,588         $11,767
 4/30/2006                 $14,346                   $14,583         $11,867
 5/31/2006                 $14,389                   $14,648         $11,926
 6/30/2006                 $14,320                   $14,592         $11,949
 7/31/2006                 $14,481                   $14,766         $11,985
 8/31/2006                 $14,654                   $14,985         $12,008
 9/30/2006                 $14,740                   $15,089         $11,949
10/31/2006                 $14,819                   $15,184         $11,885
11/30/2006                 $14,930                   $15,311         $11,867
12/31/2006                 $14,887                   $15,257         $11,885
 1/31/2007                 $14,868                   $15,217         $11,921
 2/28/2007                 $15,028                   $15,418         $11,985
 3/31/2007                 $15,012                   $15,380         $12,094
 4/30/2007                 $15,041                   $15,426         $12,172
 5/31/2007                 $14,997                   $15,357         $12,247
 6/30/2007                 $14,961                   $15,278         $12,270
 7/31/2007                 $15,064                   $15,396         $12,267
 8/31/2007                 $15,042                   $15,330         $12,245
 9/30/2007                 $15,221                   $15,557         $12,279
10/31/2007                 $15,278                   $15,626         $12,305
11/30/2007                 $15,381                   $15,726         $12,378
12/31/2007                 $15,435                   $15,769         $12,370
 1/31/2008                 $15,578                   $15,968         $12,431
 2/29/2008                 $15,018                   $15,237         $12,467
 3/31/2008                 $15,382                   $15,672         $12,575
 4/30/2008                 $15,563                   $15,856         $12,652
 5/31/2008                 $15,646                   $15,952         $12,758
 6/30/2008                 $15,506                   $15,771         $12,887
 7/31/2008                 $15,563                   $15,831         $12,954
 8/31/2008                 $15,713                   $16,017         $12,903
 9/30/2008                 $14,812                   $15,265         $12,885
10/31/2008                 $14,820                   $15,110         $12,755
11/30/2008                 $14,809                   $15,158         $12,510
12/31/2008                 $15,015                   $15,379         $12,381
 1/31/2009                 $15,284                   $15,942         $12,435
 2/28/2009                 $15,405                   $16,025         $12,497
 3/31/2009                 $15,441                   $16,028         $12,527
 4/30/2009                 $15,685                   $16,349         $12,558
 5/31/2009                 $15,854                   $16,522         $12,595
 6/30/2009                 $15,832                   $16,367         $12,703
 7/31/2009                 $16,015                   $16,641         $12,683
 8/31/2009                 $16,280                   $16,925         $12,711
 9/30/2009                 $16,791                   $17,532         $12,719
10/31/2009                 $16,525                   $17,164         $12,731
11/30/2009                 $16,529                   $17,306         $12,740
12/31/2009                 $16,645                   $17,365         $12,718
 1/31/2010                 $16,667                   $17,455         $12,761
 2/28/2010                 $16,806                   $17,624         $12,764


                               34 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Michigan personal income tax rate of 37.83%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.10% and 4.80%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 35

Your Fund's Expenses

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               36 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,031.90             $3.17
Hypothetical (5% return before expenses)         $1,000           $1,021.67             $3.16
CLASS B
Actual                                           $1,000           $1,028.90             $5.94
Hypothetical (5% return before expenses)         $1,000           $1,018.94             $5.91
CLASS C
Actual                                           $1,000           $1,029.50             $5.94
Hypothetical (5% return before expenses)         $1,000           $1,018.94             $5.91
ADVISOR CLASS
Actual                                           $1,000           $1,032.30             $2.67
Hypothetical (5% return before expenses)         $1,000           $1,022.17             $2.66

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; C: 1.18%; and Advisor:
     0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 37

Franklin Minnesota Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Minnesota Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Minnesota Tax-Free Income Fund
2/28/10

                         % OF TOTAL
RATINGS            LONG-TERM INVESTMENTS**
-------            -----------------------
AAA                         39.7%
AA                          11.1%
A                           10.7%
BBB                          0.4%
Not Rated by S&P            38.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     1.3%      0.6%
AA or Aa      28.3%       --
A              7.9%       --
              ----       ---
Total         37.5%      0.6%
              ====       ===

We are pleased to bring you Franklin Minnesota Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 100.


                               38 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Tax-Free Income Fund

                            DIVIDEND PER SHARE
                 -----------------------------------------
MONTH              CLASS A      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ---------------
March 2009       4.08 cents   3.53 cents             --
April 2009       4.08 cents   3.53 cents             --
May 2009         4.08 cents   3.53 cents             --
June 2009        3.97 cents   3.41 cents             --
July 2009        3.97 cents   3.41 cents     2.49 cents
August 2009      3.97 cents   3.41 cents     4.07 cents
September 2009   3.92 cents   3.36 cents     4.02 cents
October 2009     3.92 cents   3.36 cents     4.02 cents
November 2009    3.92 cents   3.36 cents     4.02 cents
December 2009    3.92 cents   3.35 cents     4.02 cents
January 2010     3.92 cents   3.35 cents     4.02 cents
February 2010    3.92 cents   3.35 cents     4.02 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.80 on February 28, 2009, to $12.20 on February 28, 2010. The Fund's Class A shares paid dividends totaling 47.59 cents per share for the same period.2 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.69% based on an annualization of the current 3.92 cent per share dividend and the maximum offering price of $12.74 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Minnesota personal income tax bracket of 40.10% would need to earn a distribution rate of 6.16% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 39

PORTFOLIO BREAKDOWN
Franklin Minnesota Tax-Free Income Fund
2/28/10

                                            % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
General Obligation                            41.6%
Hospital & Health Care                        19.2%
Utilities                                     10.8%
Higher Education                               5.1%
Tax-Supported                                  4.8%
Housing                                        4.5%
Prerefunded                                    4.5%
Transportation                                 3.6%
Subject to Government Appropriations           3.3%
Other Revenue                                  2.6%

*    Does not include short-term investments and other net assets.

STATE UPDATE

During the year under review, Minnesota was deeply affected by the national economic downturn and distressed housing market. The state's important homebuilding supply industry struggled and plants closed, which hurt the economy. However, Minnesota's deep and diverse economy, with its mix of manufacturing, services and trade, supported by several regional hubs, provided a solid economic foundation and could serve as a positive force for the longer term. Personal income and wealth levels were above national averages, and as of February 2010, the state's unemployment rate was a relatively low 7.3% compared with the 9.7% national rate.(3)

Like most states, Minnesota's income, sales and other tax revenues declined. With its long history of institutionalized best practices, the state's government proactively adjusted the budget in an effort to better align reduced revenues with increased costs and outlays. In addition, the governor has the statutory authority to unilaterally implement spending cuts without legislative approval, which proved to be instrumental in a severely depressed revenue environment. At the end of fiscal year 2009, the state closed its substantial biennial budget gap with one-time solutions including the use of reserves, more federal stimulus funds than originally budgeted, and some spending reductions, helping it to post a modest $89 million operating surplus.(4) The state depleted its budget reserves, but left a $350 million cash flow account for the current fiscal 2010-2011 biennium, which was projected to have a $4.6 billion gap.4 Cuts primarily in education and health and human services, along with federal aid, were expected to close the massive imbalance.

Thanks to long-standing internal debt control policies, Minnesota's debt levels remained relatively low and in line with national averages. The state's net tax-supported debt as a percentage of personal income was 2.1% and debt per capita was $892, compared with the national medians of 2.1% and $739.(5) The state has a long track record of strong financial management policies and practices and a historical ability to weather fiscal challenges, in addition to strong economic fundamentals, a diverse employment mix and high wealth levels. Independent credit rating agency Moody's Investors Service in February 2010 affirmed Minnesota's Aa1 general obligation (GO) rating based on these and other positive factors, but revised its outlook for GO bonds and state

(3.) Source: U.S. Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "Rating Update: Moody's Revises State of
     Minnesota's Outlook to Negative from Stable and Affirms Aa1 General Obligation Rating," 2/9/10.

(5.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," RATINGSDIRECT, 12/16/09.


                               40 | Annual Report
supported debt to negative from stable.(6) The downgraded outlook reflected continued pressure on the state's credit created by ongoing financial weakness. As the state attempts to stabilize its fiscal health, it faces revenue underperfor-mance made more difficult by sizable future budget deficits, tighter liquidity, recent depletion of budget reserves, negative accounting balances and heavy reliance on one-time measures to balance the budget.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(6.) This does not indicate Moody's rating of the Fund.


                               Annual Report | 41

Performance Summary as of 2/28/10

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMINX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                       $0.40    $12.20    $11.80
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4759

CLASS C (SYMBOL: FMNIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                       $0.41    $12.30    $11.89
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4087

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   2/28/10    7/1/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                       $0.29    $12.20    $11.91
DISTRIBUTIONS (7/2/09-2/28/10)
Dividend Income                  $0.3168


                               42 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +7.54%   +22.64%  +69.80%
Average Annual Total Return(2)                       +3.00%    +3.27%   +4.98%
Avg. Ann. Total Return (3/31/10)(3)                  +2.14%    +3.31%   +4.70%
   Distribution Rate(4)                      3.69%
   Taxable Equivalent Distribution Rate(5)   6.16%
   30-Day Standardized Yield(6)              3.03%
   Taxable Equivalent Yield(5)               5.06%
   Total Annual Operating expenses(7)        0.66%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +6.97%   +19.35%  +60.87%
Average Annual Total Return(2)                       +5.97%    +3.60%   +4.87%
Avg. Ann. Total Return (3/31/10)(3)                  +4.99%    +3.65%   +4.58%
   Distribution Rate(4)                      3.26%
   Taxable Equivalent Distribution Rate(5)   5.44%
   30-Day Standardized Yield(6)              2.63%
   Taxable Equivalent Yield(5)               4.39%
   Total Annual Operating expenses(7)        1.21%

ADVISOR CLASS(8)                                     1-YEAR   5-YEAR   10-YEAR
----------------                                     ------   ------   -------
Cumulative Total Return(1)                           +7.61%   +22.71%  +69.91%
Average Annual Total Return(2)                       +7.61%    +4.18%   +5.44%
Avg. Ann. Total Return (3/31/10)(3)                  +6.71%    +4.23%   +5.16%
   Distribution Rate(4)                      3.95%
   Taxable Equivalent Distribution Rate(5)   6.59%
   30-Day Standardized Yield(6)              3.23%
   Taxable Equivalent Yield(5)               5.39%
   Total Annual Operating expenses(7)        0.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 43

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +3.00%
5-Year     +3.27%
10-Year    +4.98%

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN MINNESOTA TAX-FREE     BARCLAYS CAPITAL
    DATE           INCOME FUND - CLASS A      MUNICIPAL BOND INDEX     CPI
-------------   ---------------------------   --------------------   -------
  3/1/2000                $ 9,575                   $10,000          $10,000
 3/31/2000                $ 9,805                   $10,218          $10,082
 4/30/2000                $ 9,736                   $10,158          $10,088
 5/31/2000                $ 9,651                   $10,105          $10,100
 6/30/2000                $ 9,910                   $10,373          $10,153
 7/31/2000                $10,057                   $10,518          $10,177
 8/31/2000                $10,223                   $10,680          $10,177
 9/30/2000                $10,158                   $10,624          $10,230
10/31/2000                $10,274                   $10,740          $10,247
11/30/2000                $10,360                   $10,821          $10,253
12/31/2000                $10,626                   $11,089          $10,247
 1/31/2001                $10,705                   $11,198          $10,312
 2/28/2001                $10,753                   $11,234          $10,353
 3/31/2001                $10,855                   $11,334          $10,377
 4/30/2001                $10,745                   $11,212          $10,418
 5/31/2001                $10,845                   $11,332          $10,465
 6/30/2001                $10,924                   $11,408          $10,483
 7/31/2001                $11,063                   $11,577          $10,453
 8/31/2001                $11,210                   $11,768          $10,453
 9/30/2001                $11,169                   $11,729          $10,501
10/31/2001                $11,289                   $11,868          $10,465
11/30/2001                $11,229                   $11,768          $10,448
12/31/2001                $11,125                   $11,657          $10,406
 1/31/2002                $11,283                   $11,859          $10,430
 2/28/2002                $11,382                   $12,002          $10,471
 3/31/2002                $11,222                   $11,767          $10,530
 4/30/2002                $11,382                   $11,997          $10,589
 5/31/2002                $11,448                   $12,070          $10,589
 6/30/2002                $11,530                   $12,197          $10,595
 7/31/2002                $11,655                   $12,354          $10,607
 8/31/2002                $11,758                   $12,503          $10,642
 9/30/2002                $11,988                   $12,776          $10,660
10/31/2002                $11,821                   $12,565          $10,677
11/30/2002                $11,795                   $12,512          $10,677
12/31/2002                $12,010                   $12,776          $10,654
 1/31/2003                $12,016                   $12,744          $10,701
 2/28/2003                $12,166                   $12,922          $10,783
 3/31/2003                $12,185                   $12,930          $10,848
 4/30/2003                $12,280                   $13,015          $10,824
 5/31/2003                $12,564                   $13,320          $10,807
 6/30/2003                $12,518                   $13,263          $10,819
 7/31/2003                $12,119                   $12,799          $10,830
 8/31/2003                $12,184                   $12,895          $10,872
 9/30/2003                $12,473                   $13,274          $10,907
10/31/2003                $12,398                   $13,207          $10,895
11/30/2003                $12,523                   $13,345          $10,866
12/31/2003                $12,633                   $13,455          $10,854
 1/31/2004                $12,710                   $13,532          $10,907
 2/29/2004                $12,875                   $13,736          $10,966
 3/31/2004                $12,849                   $13,688          $11,037
 4/30/2004                $12,560                   $13,364          $11,072
 5/31/2004                $12,514                   $13,315          $11,137
 6/30/2004                $12,548                   $13,364          $11,172
 7/31/2004                $12,689                   $13,540          $11,154
 8/31/2004                $12,895                   $13,811          $11,160
 9/30/2004                $12,972                   $13,884          $11,184
10/31/2004                $13,093                   $14,004          $11,243
11/30/2004                $12,990                   $13,888          $11,249
12/31/2004                $13,165                   $14,058          $11,207
 1/31/2005                $13,296                   $14,189          $11,231
 2/28/2005                $13,257                   $14,142          $11,296
 3/31/2005                $13,186                   $14,053          $11,384
 4/30/2005                $13,372                   $14,274          $11,461
 5/31/2005                $13,455                   $14,375          $11,449
 6/30/2005                $13,514                   $14,464          $11,455
 7/31/2005                $13,461                   $14,399          $11,508
 8/31/2005                $13,587                   $14,544          $11,567
 9/30/2005                $13,489                   $14,446          $11,708
10/31/2005                $13,400                   $14,359          $11,731
11/30/2005                $13,483                   $14,428          $11,637
12/31/2005                $13,598                   $14,552          $11,590
 1/31/2006                $13,619                   $14,591          $11,678
 2/28/2006                $13,718                   $14,689          $11,702
 3/31/2006                $13,622                   $14,588          $11,767
 4/30/2006                $13,612                   $14,583          $11,867
 5/31/2006                $13,650                   $14,648          $11,926
 6/30/2006                $13,616                   $14,592          $11,949
 7/31/2006                $13,757                   $14,766          $11,985
 8/31/2006                $13,955                   $14,985          $12,008
 9/30/2006                $14,047                   $15,089          $11,949
10/31/2006                $14,120                   $15,184          $11,885
11/30/2006                $14,248                   $15,311          $11,867
12/31/2006                $14,192                   $15,257          $11,885
 1/31/2007                $14,172                   $15,217          $11,921
 2/28/2007                $14,335                   $15,418          $11,985
 3/31/2007                $14,294                   $15,380          $12,094
 4/30/2007                $14,331                   $15,426          $12,172
 5/31/2007                $14,275                   $15,357          $12,247
 6/30/2007                $14,203                   $15,278          $12,270
 7/31/2007                $14,301                   $15,396          $12,267
 8/31/2007                $14,242                   $15,330          $12,245
 9/30/2007                $14,448                   $15,557          $12,279
10/31/2007                $14,511                   $15,626          $12,305
11/30/2007                $14,584                   $15,726          $12,378
12/31/2007                $14,645                   $15,769          $12,370
 1/31/2008                $14,742                   $15,968          $12,431
 2/29/2008                $14,143                   $15,237          $12,467
 3/31/2008                $14,526                   $15,672          $12,575
 4/30/2008                $14,722                   $15,856          $12,652
 5/31/2008                $14,799                   $15,952          $12,758
 6/30/2008                $14,687                   $15,771          $12,887
 7/31/2008                $14,726                   $15,831          $12,954
 8/31/2008                $14,878                   $16,017          $12,903
 9/30/2008                $14,176                   $15,265          $12,885
10/31/2008                $14,129                   $15,110          $12,755
11/30/2008                $14,179                   $15,158          $12,510
12/31/2008                $14,499                   $15,379          $12,381
 1/31/2009                $14,969                   $15,942          $12,435
 2/28/2009                $15,120                   $16,025          $12,497
 3/31/2009                $15,202                   $16,028          $12,527
 4/30/2009                $15,458                   $16,349          $12,558
 5/31/2009                $15,563                   $16,522          $12,595
 6/30/2009                $15,459                   $16,367          $12,703
 7/31/2009                $15,601                   $16,641          $12,683
 8/31/2009                $15,795                   $16,925          $12,711
 9/30/2009                $16,211                   $17,532          $12,719
10/31/2009                $15,924                   $17,164          $12,731
11/30/2009                $16,041                   $17,306          $12,740
12/31/2009                $16,039                   $17,365          $12,718
 1/31/2010                $16,119                   $17,455          $12,761
 2/28/2010                $16,264                   $17,624          $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +5.97%
5-Year     +3.60%
10-Year    +4.87%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN MINNESOTA TAX-FREE      BARCLAYS CAPITAL
    DATE           INCOME FUND - CLASS C      MUNICIPAL BOND INDEX     CPI
-------------   ---------------------------   --------------------   -------
  3/1/2000                $10,000                   $10,000          $10,000
 3/31/2000                $10,243                   $10,218          $10,082
 4/30/2000                $10,167                   $10,158          $10,088
 5/31/2000                $10,074                   $10,105          $10,100
 6/30/2000                $10,329                   $10,373          $10,153
 7/31/2000                $10,486                   $10,518          $10,177
 8/31/2000                $10,653                   $10,680          $10,177
 9/30/2000                $10,582                   $10,624          $10,230
10/31/2000                $10,696                   $10,740          $10,247
11/30/2000                $10,772                   $10,821          $10,253
12/31/2000                $11,051                   $11,089          $10,247
 1/31/2001                $11,128                   $11,198          $10,312
 2/28/2001                $11,174                   $11,234          $10,353
 3/31/2001                $11,273                   $11,334          $10,377
 4/30/2001                $11,154                   $11,212          $10,418
 5/31/2001                $11,251                   $11,332          $10,465
 6/30/2001                $11,328                   $11,408          $10,483
 7/31/2001                $11,476                   $11,577          $10,453
 8/31/2001                $11,612                   $11,768          $10,453
 9/30/2001                $11,565                   $11,729          $10,501
10/31/2001                $11,683                   $11,868          $10,465
11/30/2001                $11,616                   $11,768          $10,448
12/31/2001                $11,504                   $11,657          $10,406
 1/31/2002                $11,671                   $11,859          $10,430
 2/28/2002                $11,757                   $12,002          $10,471
 3/31/2002                $11,596                   $11,767          $10,530
 4/30/2002                $11,756                   $11,997          $10,589
 5/31/2002                $11,808                   $12,070          $10,589
 6/30/2002                $11,897                   $12,197          $10,595
 7/31/2002                $12,019                   $12,354          $10,607
 8/31/2002                $12,120                   $12,503          $10,642
 9/30/2002                $12,351                   $12,776          $10,660
10/31/2002                $12,174                   $12,565          $10,677
11/30/2002                $12,144                   $12,512          $10,677
12/31/2002                $12,368                   $12,776          $10,654
 1/31/2003                $12,359                   $12,744          $10,701
 2/28/2003                $12,508                   $12,922          $10,783
 3/31/2003                $12,521                   $12,930          $10,848
 4/30/2003                $12,613                   $13,015          $10,824
 5/31/2003                $12,898                   $13,320          $10,807
 6/30/2003                $12,843                   $13,263          $10,819
 7/31/2003                $12,429                   $12,799          $10,830
 8/31/2003                $12,488                   $12,895          $10,872
 9/30/2003                $12,777                   $13,274          $10,907
10/31/2003                $12,703                   $13,207          $10,895
11/30/2003                $12,824                   $13,345          $10,866
12/31/2003                $12,920                   $13,455          $10,854
 1/31/2004                $12,993                   $13,532          $10,907
 2/29/2004                $13,167                   $13,736          $10,966
 3/31/2004                $13,124                   $13,688          $11,037
 4/30/2004                $12,835                   $13,364          $11,072
 5/31/2004                $12,782                   $13,315          $11,137
 6/30/2004                $12,800                   $13,364          $11,172
 7/31/2004                $12,947                   $13,540          $11,154
 8/31/2004                $13,150                   $13,811          $11,160
 9/30/2004                $13,222                   $13,884          $11,184
10/31/2004                $13,327                   $14,004          $11,243
11/30/2004                $13,227                   $13,888          $11,249
12/31/2004                $13,388                   $14,058          $11,207
 1/31/2005                $13,525                   $14,189          $11,231
 2/28/2005                $13,479                   $14,142          $11,296
 3/31/2005                $13,402                   $14,053          $11,384
 4/30/2005                $13,583                   $14,274          $11,461
 5/31/2005                $13,660                   $14,375          $11,449
 6/30/2005                $13,714                   $14,464          $11,455
 7/31/2005                $13,666                   $14,399          $11,508
 8/31/2005                $13,786                   $14,544          $11,567
 9/30/2005                $13,670                   $14,446          $11,708
10/31/2005                $13,575                   $14,359          $11,731
11/30/2005                $13,651                   $14,428          $11,637
12/31/2005                $13,761                   $14,552          $11,590
 1/31/2006                $13,776                   $14,591          $11,678
 2/28/2006                $13,881                   $14,689          $11,702
 3/31/2006                $13,766                   $14,588          $11,767
 4/30/2006                $13,750                   $14,583          $11,867
 5/31/2006                $13,782                   $14,648          $11,926
 6/30/2006                $13,741                   $14,592          $11,949
 7/31/2006                $13,876                   $14,766          $11,985
 8/31/2006                $14,068                   $14,985          $12,008
 9/30/2006                $14,166                   $15,089          $11,949
10/31/2006                $14,233                   $15,184          $11,885
11/30/2006                $14,342                   $15,311          $11,867
12/31/2006                $14,292                   $15,257          $11,885
 1/31/2007                $14,253                   $15,217          $11,921
 2/28/2007                $14,409                   $15,418          $11,985
 3/31/2007                $14,373                   $15,380          $12,094
 4/30/2007                $14,392                   $15,426          $12,172
 5/31/2007                $14,329                   $15,357          $12,247
 6/30/2007                $14,252                   $15,278          $12,270
 7/31/2007                $14,355                   $15,396          $12,267
 8/31/2007                $14,278                   $15,330          $12,245
 9/30/2007                $14,476                   $15,557          $12,279
10/31/2007                $14,545                   $15,626          $12,305
11/30/2007                $14,610                   $15,726          $12,378
12/31/2007                $14,665                   $15,769          $12,370
 1/31/2008                $14,755                   $15,968          $12,431
 2/29/2008                $14,152                   $15,237          $12,467
 3/31/2008                $14,526                   $15,672          $12,575
 4/30/2008                $14,714                   $15,856          $12,652
 5/31/2008                $14,783                   $15,952          $12,758
 6/30/2008                $14,665                   $15,771          $12,887
 7/31/2008                $14,697                   $15,831          $12,954
 8/31/2008                $14,841                   $16,017          $12,903
 9/30/2008                $14,139                   $15,265          $12,885
10/31/2008                $14,073                   $15,110          $12,755
11/30/2008                $14,129                   $15,158          $12,510
12/31/2008                $14,438                   $15,379          $12,381
 1/31/2009                $14,897                   $15,942          $12,435
 2/28/2009                $15,040                   $16,025          $12,497
 3/31/2009                $15,126                   $16,028          $12,527
 4/30/2009                $15,371                   $16,349          $12,558
 5/31/2009                $15,468                   $16,522          $12,595
 6/30/2009                $15,358                   $16,367          $12,703
 7/31/2009                $15,478                   $16,641          $12,683
 8/31/2009                $15,675                   $16,925          $12,711
 9/30/2009                $16,077                   $17,532          $12,719
10/31/2009                $15,775                   $17,164          $12,731
11/30/2009                $15,895                   $17,306          $12,740
12/31/2009                $15,886                   $17,365          $12,718
 1/31/2010                $15,957                   $17,455          $12,761
 2/28/2010                $16,087                   $17,624          $12,764


                               44 | Annual Report

ADVISOR CLASS (3/1/00-2/28/10)(8)

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year              +7.61%
5-Year              +4.18%
10-Year             +5.44%

                               (PERFORMANCE GRAPH)

                FRANKLIN MINNESOTA TAX-FREE     BARCLAYS CAPITAL
     DATE       INCOME FUND - ADVISOR CLASS   MUNICIPAL BOND INDEX     CPI
-------------   ---------------------------   --------------------   -------
  3/1/2000               $10,000                    $10,000          $10,000
 3/31/2000               $10,240                    $10,218          $10,082
 4/30/2000               $10,168                    $10,158          $10,088
 5/31/2000               $10,079                    $10,105          $10,100
 6/30/2000               $10,350                    $10,373          $10,153
 7/31/2000               $10,504                    $10,518          $10,177
 8/31/2000               $10,677                    $10,680          $10,177
 9/30/2000               $10,609                    $10,624          $10,230
10/31/2000               $10,730                    $10,740          $10,247
11/30/2000               $10,820                    $10,821          $10,253
12/31/2000               $11,098                    $11,089          $10,247
 1/31/2001               $11,180                    $11,198          $10,312
 2/28/2001               $11,231                    $11,234          $10,353
 3/31/2001               $11,337                    $11,334          $10,377
 4/30/2001               $11,222                    $11,212          $10,418
 5/31/2001               $11,326                    $11,332          $10,465
 6/30/2001               $11,409                    $11,408          $10,483
 7/31/2001               $11,554                    $11,577          $10,453
 8/31/2001               $11,707                    $11,768          $10,453
 9/30/2001               $11,664                    $11,729          $10,501
10/31/2001               $11,790                    $11,868          $10,465
11/30/2001               $11,727                    $11,768          $10,448
12/31/2001               $11,619                    $11,657          $10,406
 1/31/2002               $11,784                    $11,859          $10,430
 2/28/2002               $11,887                    $12,002          $10,471
 3/31/2002               $11,720                    $11,767          $10,530
 4/30/2002               $11,888                    $11,997          $10,589
 5/31/2002               $11,956                    $12,070          $10,589
 6/30/2002               $12,042                    $12,197          $10,595
 7/31/2002               $12,172                    $12,354          $10,607
 8/31/2002               $12,280                    $12,503          $10,642
 9/30/2002               $12,520                    $12,776          $10,660
10/31/2002               $12,345                    $12,565          $10,677
11/30/2002               $12,319                    $12,512          $10,677
12/31/2002               $12,543                    $12,776          $10,654
 1/31/2003               $12,550                    $12,744          $10,701
 2/28/2003               $12,706                    $12,922          $10,783
 3/31/2003               $12,726                    $12,930          $10,848
 4/30/2003               $12,825                    $13,015          $10,824
 5/31/2003               $13,122                    $13,320          $10,807
 6/30/2003               $13,073                    $13,263          $10,819
 7/31/2003               $12,657                    $12,799          $10,830
 8/31/2003               $12,724                    $12,895          $10,872
 9/30/2003               $13,027                    $13,274          $10,907
10/31/2003               $12,948                    $13,207          $10,895
11/30/2003               $13,079                    $13,345          $10,866
12/31/2003               $13,194                    $13,455          $10,854
 1/31/2004               $13,274                    $13,532          $10,907
 2/29/2004               $13,447                    $13,736          $10,966
 3/31/2004               $13,420                    $13,688          $11,037
 4/30/2004               $13,118                    $13,364          $11,072
 5/31/2004               $13,069                    $13,315          $11,137
 6/30/2004               $13,105                    $13,364          $11,172
 7/31/2004               $13,252                    $13,540          $11,154
 8/31/2004               $13,467                    $13,811          $11,160
 9/30/2004               $13,548                    $13,884          $11,184
10/31/2004               $13,674                    $14,004          $11,243
11/30/2004               $13,566                    $13,888          $11,249
12/31/2004               $13,750                    $14,058          $11,207
 1/31/2005               $13,886                    $14,189          $11,231
 2/28/2005               $13,845                    $14,142          $11,296
 3/31/2005               $13,772                    $14,053          $11,384
 4/30/2005               $13,966                    $14,274          $11,461
 5/31/2005               $14,052                    $14,375          $11,449
 6/30/2005               $14,114                    $14,464          $11,455
 7/31/2005               $14,059                    $14,399          $11,508
 8/31/2005               $14,190                    $14,544          $11,567
 9/30/2005               $14,087                    $14,446          $11,708
10/31/2005               $13,995                    $14,359          $11,731
11/30/2005               $14,082                    $14,428          $11,637
12/31/2005               $14,202                    $14,552          $11,590
 1/31/2006               $14,224                    $14,591          $11,678
 2/28/2006               $14,327                    $14,689          $11,702
 3/31/2006               $14,227                    $14,588          $11,767
 4/30/2006               $14,216                    $14,583          $11,867
 5/31/2006               $14,256                    $14,648          $11,926
 6/30/2006               $14,221                    $14,592          $11,949
 7/31/2006               $14,368                    $14,766          $11,985
 8/31/2006               $14,574                    $14,985          $12,008
 9/30/2006               $14,671                    $15,089          $11,949
10/31/2006               $14,747                    $15,184          $11,885
11/30/2006               $14,880                    $15,311          $11,867
12/31/2006               $14,822                    $15,257          $11,885
 1/31/2007               $14,801                    $15,217          $11,921
 2/28/2007               $14,971                    $15,418          $11,985
 3/31/2007               $14,928                    $15,380          $12,094
 4/30/2007               $14,967                    $15,426          $12,172
 5/31/2007               $14,908                    $15,357          $12,247
 6/30/2007               $14,834                    $15,278          $12,270
 7/31/2007               $14,936                    $15,396          $12,267
 8/31/2007               $14,875                    $15,330          $12,245
 9/30/2007               $15,089                    $15,557          $12,279
10/31/2007               $15,156                    $15,626          $12,305
11/30/2007               $15,231                    $15,726          $12,378
12/31/2007               $15,295                    $15,769          $12,370
 1/31/2008               $15,397                    $15,968          $12,431
 2/29/2008               $14,770                    $15,237          $12,467
 3/31/2008               $15,171                    $15,672          $12,575
 4/30/2008               $15,376                    $15,856          $12,652
 5/31/2008               $15,456                    $15,952          $12,758
 6/30/2008               $15,339                    $15,771          $12,887
 7/31/2008               $15,380                    $15,831          $12,954
 8/31/2008               $15,539                    $16,017          $12,903
 9/30/2008               $14,805                    $15,265          $12,885
10/31/2008               $14,756                    $15,110          $12,755
11/30/2008               $14,809                    $15,158          $12,510
12/31/2008               $15,143                    $15,379          $12,381
 1/31/2009               $15,634                    $15,942          $12,435
 2/28/2009               $15,791                    $16,025          $12,497
 3/31/2009               $15,877                    $16,028          $12,527
 4/30/2009               $16,144                    $16,349          $12,558
 5/31/2009               $16,254                    $16,522          $12,595
 6/30/2009               $16,145                    $16,367          $12,703
 7/31/2009               $16,295                    $16,641          $12,683
 8/31/2009               $16,499                    $16,925          $12,711
 9/30/2009               $16,934                    $17,532          $12,719
10/31/2009               $16,637                    $17,164          $12,731
11/30/2009               $16,759                    $17,306          $12,740
12/31/2009               $16,759                    $17,365          $12,718
 1/31/2010               $16,844                    $17,455          $12,761
 2/28/2010               $16,991                    $17,624          $12,764

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Minnesota personal income tax rate of 40.10%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +5.14%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 45

Your Fund's Expenses

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               46 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,029.30              $3.27
Hypothetical (5% return before expenses)         $1,000           $1,021.57              $3.26

CLASS C
Actual                                           $1,000           $1,026.30              $6.03
Hypothetical (5% return before expenses)         $1,000           $1,018.84              $6.01

ADVISOR CLASS
Actual                                           $1,000           $1,029.80              $2.77
Hypothetical (5% return before expenses)         $1,000           $1,022.07              $2.76

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 47

Franklin Ohio Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Ohio Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Ohio Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                  (PIE CHART)

AAA...............    35.2%
AA................    21.2%
A.................    13.8%
BBB...............     1.2%
Not Rated by S&P..    28.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     0.2%      4.5%
AA or Aa      11.4%       --
A              9.2%      0.1%
BBB or Baa     1.3%      1.9%
              ----       ---
Total         22.1%      6.5%
              ====       ===

We are pleased to bring you Franklin Ohio Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 110.


                               48 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Ohio Tax-Free Income Fund

                               DIVIDEND PER SHARE
                 -------------------------------------------------
                                                          ADVISOR
MONTH              CLASS A      CLASS B      CLASS C       CLASS
-----            ----------   ----------   ----------   ----------
March 2009       4.30 cents   3.75 cents   3.75 cents   4.40 cents
April 2009       4.30 cents   3.75 cents   3.75 cents   4.40 cents
May 2009         4.30 cents   3.75 cents   3.75 cents   4.40 cents
June 2009        4.30 cents   3.74 cents   3.73 cents   4.40 cents
July 2009        4.30 cents   3.74 cents   3.73 cents   4.40 cents
August 2009      4.30 cents   3.74 cents   3.73 cents   4.40 cents
September 2009   4.25 cents   3.68 cents   3.67 cents   4.35 cents
October 2009     4.25 cents   3.68 cents   3.67 cents   4.35 cents
November 2009    4.25 cents   3.68 cents   3.67 cents   4.35 cents
December 2009    4.20 cents   3.62 cents   3.60 cents   4.30 cents
January 2010     4.20 cents   3.62 cents   3.60 cents   4.30 cents
February 2010    4.20 cents   3.62 cents   3.60 cents   4.30 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $12.08 on February 28, 2009, to $12.50 on February 28, 2010. The Fund's Class A shares paid dividends totaling 51.09 cents per share for the same period.(2) The Performance Summary beginning on page 52 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.86% based on an annualization of the current 4.20 cent per share dividend and the maximum offering price of $13.05 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Ohio personal income tax bracket of 38.85% would need to earn a distribution rate of 6.31% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 49

PORTFOLIO BREAKDOWN
Franklin Ohio Tax-Free Income Fund
2/28/10

                                        % OF TOTAL
                                        LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                25.8%
General Obligation                         24.6%
Higher Education                           11.8%
Utilities                                  11.3%
Hospital & Health Care                     10.7%
Transportation                              5.4%
Tax-Supported                               5.2%
Subject to Government Appropriations        3.8%
Other Revenue                               0.8%
Housing                                     0.6%

*    Does not include short-term investments and other net assets.

STATE UPDATE

The deep recession in Ohio was exacerbated more than in many other U.S. states by diminished auto and manufacturing industry activity, in addition to weakness caused by falling housing prices and rising unemployment. The bankruptcies and restructurings of automakers Chrysler and General Motors, which led to plant closures and depressed the auto parts segment, placed additional near-term pressure on the state economy. Statewide unemployment reached a 25-year peak rate of 10.9% in February 2010 and was well above the 9.7% national average for most of the reporting period.(3) A more diversified employment base than in the recent past helped cushion some of the blow from manufacturing declines. The service sector now accounts for a greater share of total employment, while manufacturing's presence declined substantially from levels seen in previous years. Despite this improved industry mix, Ohio entered the recession early and is likely to recover at a slower pace than most states.

Ohio's total tax receipts were projected to decline in the first fiscal year of the current 2010-2011 biennium, following a large drop in fiscal year 2009.(4) Ohio, like many states, has experienced narrowing liquidity. In an effort to maintain sufficient cash flow for operations, state officials implemented various actions, including allowing the state's general fund to borrow from other funds. Ohio's budget for the fiscal 2010-2011 biennium relies on significant nonre-curring measures to ensure balance, including $2.4 billion in federal stimulus and more than $1 billion in transfers from other state funds, depletion of the nearly $1 billion budget stabilization fund in fiscal year 2011, and ongoing spending reduction initiatives.(4) For the first time ever, the state sought further budget relief by authorizing the restructuring of outstanding debt, effectively shifting substantial debt payments for the current biennium into future years.

State tax-supported debt was moderate; debt ratios were $849 per capita and 2.4% of personal income, compared with national medians of $739 and 2.1%.(5) Although Ohio has a history of taking proactive and timely steps in managing budget shortfalls, the state's fiscal well-being weakened based on its planned exhaustion of budget reserves, greatly diminished liquidity position, and the ongoing use of general and other state reserves to maintain operations and budget balance. In February 2010, independent credit rating agency Moody's

(3.) Source: U.S. Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "Research: Ohio; General Obligation,"
     RATINGSDIRECT, 2/19/10.

(5.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," RATINGSDIRECT, 12/16/09.


                               50 | Annual Report

Investors Service affirmed its recently lowered rating of Ohio's general obligation bonds at Aa2 with a negative outlook.(6)

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(6.) This does not indicate Moody's rating of the Fund.


                               Annual Report | 51

Performance Summary as of 2/28/10

FRANKLIN OHIO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTOIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.42    $12.50    $12.08
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.5109

CLASS B (SYMBOL: FBOIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.42    $12.55    $12.13
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4430

CLASS C (SYMBOL: FOITX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.43    $12.62    $12.19
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4418

ADVISOR CLASS (SYMBOL: FROZX)              CHANGE   2/28/10   2/28/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.42    $12.50    $12.08
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.5229


                               52 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
-------                                             ------   -------   -------
Cumulative Total Return(1)                          +7.82%   +21.86%   +69.01%
Average Annual Total Return(2)                      +3.21%    +3.13%    +4.93%
Avg. Ann. Total Return (3/31/10)(3)                 +2.53%    +3.22%    +4.70%
   Distribution Rate(4)                      3.86%
   Taxable Equivalent Distribution Rate(5)   6.31%
   30-Day Standardized Yield(6)              2.89%
   Taxable Equivalent Yield(5)               4.73%
   Total Annual Operating expenses(7)        0.64%

CLASS B                                             1-YEAR    5-YEAR   10-YEAR
-------                                             ------   -------   -------
Cumulative Total Return(1)                          +7.21%   +18.59%   +62.23%
Average Annual Total Return(2)                      +3.21%    +3.12%    +4.96%
Avg. Ann. Total Return (3/31/10)(3)                 +2.59%    +3.22%    +4.72%
   Distribution Rate(4)                      3.46%
   Taxable Equivalent Distribution Rate(5)   5.66%
   30-Day Standardized Yield(6)              2.47%
   Taxable Equivalent Yield(5)               4.04%
   Total Annual Operating expenses(7)        1.19%

CLASS C                                             1-YEAR    5-YEAR   10-YEAR
-------                                             ------   -------   -------
Cumulative Total Return(1)                          +7.24%   +18.53%   +60.14%
Average Annual Total Return(2)                      +6.24%    +3.46%    +4.82%
Avg. Ann. Total Return (3/31/10)(3)                 +5.54%    +3.57%    +4.59%
   Distribution Rate(4)                      3.43%
   Taxable Equivalent Distribution Rate(5)   5.61%
   30-Day Standardized Yield(6)              2.48%
   Taxable Equivalent Yield(5)               4.06%
   Total Annual Operating expenses(7)        1.19%

ADVISOR CLASS(8)                                    1-YEAR    5-YEAR   10-YEAR
----------------                                    ------   -------   -------
Cumulative Total Return(1)                          +7.93%   +22.05%   +69.29%
Average Annual Total Return(2)                      +7.93%    +4.07%    +5.41%
Avg. Ann. Total Return (3/31/10)(3)                 +7.30%    +4.17%    +5.17%
   Distribution Rate(4)                      4.14%
   Taxable Equivalent Distribution Rate(5)   6.79%
   30-Day Standardized Yield(6)              3.12%
   Taxable Equivalent Yield(5)               5.12%
   Total Annual Operating expenses(7)        0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 53

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +3.21%
5-Year     +3.13%
10-Year    +4.93%

                              (PERFORMANCE GRAPH)

CLASS A (3/1/00-2/28/10)

                FRANKLIN OHIO TAX-FREE     BARCLAYS CAPITAL
     DATE        INCOME FUND - CLASS A   MUNICIPAL BOND INDEX     CPI
-------------   ----------------------   --------------------   -------
  3/1/2000              $ 9,575                 $10,000         $10,000
 3/31/2000              $ 9,782                 $10,218         $10,082
 4/30/2000              $ 9,726                 $10,158         $10,088
 5/31/2000              $ 9,687                 $10,105         $10,100
 6/30/2000              $ 9,914                 $10,373         $10,153
 7/31/2000              $10,058                 $10,518         $10,177
 8/31/2000              $10,203                 $10,680         $10,177
 9/30/2000              $10,151                 $10,624         $10,230
10/31/2000              $10,238                 $10,740         $10,247
11/30/2000              $10,324                 $10,821         $10,253
12/31/2000              $10,582                 $11,089         $10,247
 1/31/2001              $10,642                 $11,198         $10,312
 2/28/2001              $10,674                 $11,234         $10,353
 3/31/2001              $10,765                 $11,334         $10,377
 4/30/2001              $10,661                 $11,212         $10,418
 5/31/2001              $10,750                 $11,332         $10,465
 6/30/2001              $10,819                 $11,408         $10,483
 7/31/2001              $10,965                 $11,577         $10,453
 8/31/2001              $11,126                 $11,768         $10,453
 9/30/2001              $11,116                 $11,729         $10,501
10/31/2001              $11,225                 $11,868         $10,465
11/30/2001              $11,170                 $11,768         $10,448
12/31/2001              $11,080                 $11,657         $10,406
 1/31/2002              $11,253                 $11,859         $10,430
 2/28/2002              $11,358                 $12,002         $10,471
 3/31/2002              $11,187                 $11,767         $10,530
 4/30/2002              $11,353                 $11,997         $10,589
 5/31/2002              $11,409                 $12,070         $10,589
 6/30/2002              $11,508                 $12,197         $10,595
 7/31/2002              $11,620                 $12,354         $10,607
 8/31/2002              $11,731                 $12,503         $10,642
 9/30/2002              $11,955                 $12,776         $10,660
10/31/2002              $11,794                 $12,565         $10,677
11/30/2002              $11,772                 $12,512         $10,677
12/31/2002              $12,001                 $12,776         $10,654
 1/31/2003              $11,980                 $12,744         $10,701
 2/28/2003              $12,127                 $12,922         $10,783
 3/31/2003              $12,148                 $12,930         $10,848
 4/30/2003              $12,252                 $13,015         $10,824
 5/31/2003              $12,529                 $13,320         $10,807
 6/30/2003              $12,485                 $13,263         $10,819
 7/31/2003              $12,042                 $12,799         $10,830
 8/31/2003              $12,115                 $12,895         $10,872
 9/30/2003              $12,375                 $13,274         $10,907
10/31/2003              $12,343                 $13,207         $10,895
11/30/2003              $12,493                 $13,345         $10,866
12/31/2003              $12,592                 $13,455         $10,854
 1/31/2004              $12,687                 $13,532         $10,907
 2/29/2004              $12,878                 $13,736         $10,966
 3/31/2004              $12,824                 $13,688         $11,037
 4/30/2004              $12,506                 $13,364         $11,072
 5/31/2004              $12,452                 $13,315         $11,137
 6/30/2004              $12,469                 $13,364         $11,172
 7/31/2004              $12,627                 $13,540         $11,154
 8/31/2004              $12,869                 $13,811         $11,160
 9/30/2004              $12,945                 $13,884         $11,184
10/31/2004              $13,084                 $14,004         $11,243
11/30/2004              $12,954                 $13,888         $11,249
12/31/2004              $13,147                 $14,058         $11,207
 1/31/2005              $13,317                 $14,189         $11,231
 2/28/2005              $13,280                 $14,142         $11,296
 3/31/2005              $13,204                 $14,053         $11,384
 4/30/2005              $13,407                 $14,274         $11,461
 5/31/2005              $13,510                 $14,375         $11,449
 6/30/2005              $13,591                 $14,464         $11,455
 7/31/2005              $13,520                 $14,399         $11,508
 8/31/2005              $13,644                 $14,544         $11,567
 9/30/2005              $13,541                 $14,446         $11,708
10/31/2005              $13,458                 $14,359         $11,731
11/30/2005              $13,541                 $14,428         $11,637
12/31/2005              $13,655                 $14,552         $11,590
 1/31/2006              $13,678                 $14,591         $11,678
 2/28/2006              $13,808                 $14,689         $11,702
 3/31/2006              $13,707                 $14,588         $11,767
 4/30/2006              $13,711                 $14,583         $11,867
 5/31/2006              $13,751                 $14,648         $11,926
 6/30/2006              $13,676                 $14,592         $11,949
 7/31/2006              $13,836                 $14,766         $11,985
 8/31/2006              $14,030                 $14,985         $12,008
 9/30/2006              $14,111                 $15,089         $11,949
10/31/2006              $14,218                 $15,184         $11,885
11/30/2006              $14,344                 $15,311         $11,867
12/31/2006              $14,303                 $15,257         $11,885
 1/31/2007              $14,252                 $15,217         $11,921
 2/28/2007              $14,445                 $15,418         $11,985
 3/31/2007              $14,396                 $15,380         $12,094
 4/30/2007              $14,434                 $15,426         $12,172
 5/31/2007              $14,381                 $15,357         $12,247
 6/30/2007              $14,306                 $15,278         $12,270
 7/31/2007              $14,413                 $15,396         $12,267
 8/31/2007              $14,357                 $15,330         $12,245
 9/30/2007              $14,569                 $15,557         $12,279
10/31/2007              $14,643                 $15,626         $12,305
11/30/2007              $14,750                 $15,726         $12,378
12/31/2007              $14,787                 $15,769         $12,370
 1/31/2008              $14,894                 $15,968         $12,431
 2/29/2008              $14,183                 $15,237         $12,467
 3/31/2008              $14,615                 $15,672         $12,575
 4/30/2008              $14,831                 $15,856         $12,652
 5/31/2008              $14,943                 $15,952         $12,758
 6/30/2008              $14,765                 $15,771         $12,887
 7/31/2008              $14,841                 $15,831         $12,954
 8/31/2008              $14,968                 $16,017         $12,903
 9/30/2008              $14,095                 $15,265         $12,885
10/31/2008              $14,138                 $15,110         $12,755
11/30/2008              $14,177                 $15,158         $12,510
12/31/2008              $14,552                 $15,379         $12,381
 1/31/2009              $14,874                 $15,942         $12,435
 2/28/2009              $15,011                 $16,025         $12,497
 3/31/2009              $15,093                 $16,028         $12,527
 4/30/2009              $15,393                 $16,349         $12,558
 5/31/2009              $15,461                 $16,522         $12,595
 6/30/2009              $15,389                 $16,367         $12,703
 7/31/2009              $15,532                 $16,641         $12,683
 8/31/2009              $15,737                 $16,925         $12,711
 9/30/2009              $16,144                 $17,532         $12,719
10/31/2009              $15,870                 $17,164         $12,731
11/30/2009              $15,962                 $17,306         $12,740
12/31/2009              $16,053                 $17,365         $12,718
 1/31/2010              $16,083                 $17,455         $12,761
 2/28/2010              $16,185                 $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS B   2/28/10
-------   -------
1-Year     +3.21%
5-Year     +3.12%
10-Year    +4.96%

                              (PERFORMANCE GRAPH)

CLASS B (3/1/00-2/28/10)

                FRANKLIN OHIO TAX-FREE     BARCLAYS CAPITAL
     DATE        INCOME FUND - CLASS B   MUNICIPAL BOND INDEX     CPI
-------------   ----------------------   --------------------   -------
  3/1/2000              $10,000                 $10,000         $10,000
 3/31/2000              $10,212                 $10,218         $10,082
 4/30/2000              $10,157                 $10,158         $10,088
 5/31/2000              $10,111                 $10,105         $10,100
 6/30/2000              $10,352                 $10,373         $10,153
 7/31/2000              $10,488                 $10,518         $10,177
 8/31/2000              $10,643                 $10,680         $10,177
 9/30/2000              $10,584                 $10,624         $10,230
10/31/2000              $10,670                 $10,740         $10,247
11/30/2000              $10,763                 $10,821         $10,253
12/31/2000              $11,018                 $11,089         $10,247
 1/31/2001              $11,076                 $11,198         $10,312
 2/28/2001              $11,104                 $11,234         $10,353
 3/31/2001              $11,193                 $11,334         $10,377
 4/30/2001              $11,079                 $11,212         $10,418
 5/31/2001              $11,175                 $11,332         $10,465
 6/30/2001              $11,242                 $11,408         $10,483
 7/31/2001              $11,388                 $11,577         $10,453
 8/31/2001              $11,550                 $11,768         $10,453
 9/30/2001              $11,534                 $11,729         $10,501
10/31/2001              $11,642                 $11,868         $10,465
11/30/2001              $11,579                 $11,768         $10,448
12/31/2001              $11,480                 $11,657         $10,406
 1/31/2002              $11,663                 $11,859         $10,430
 2/28/2002              $11,757                 $12,002         $10,471
 3/31/2002              $11,584                 $11,767         $10,530
 4/30/2002              $11,741                 $11,997         $10,589
 5/31/2002              $11,792                 $12,070         $10,589
 6/30/2002              $11,889                 $12,197         $10,595
 7/31/2002              $12,009                 $12,354         $10,607
 8/31/2002              $12,108                 $12,503         $10,642
 9/30/2002              $12,343                 $12,776         $10,660
10/31/2002              $12,172                 $12,565         $10,677
11/30/2002              $12,143                 $12,512         $10,677
12/31/2002              $12,372                 $12,776         $10,654
 1/31/2003              $12,345                 $12,744         $10,701
 2/28/2003              $12,491                 $12,922         $10,783
 3/31/2003              $12,506                 $12,930         $10,848
 4/30/2003              $12,607                 $13,015         $10,824
 5/31/2003              $12,895                 $13,320         $10,807
 6/30/2003              $12,835                 $13,263         $10,819
 7/31/2003              $12,375                 $12,799         $10,830
 8/31/2003              $12,444                 $12,895         $10,872
 9/30/2003              $12,705                 $13,274         $10,907
10/31/2003              $12,665                 $13,207         $10,895
11/30/2003              $12,814                 $13,345         $10,866
12/31/2003              $12,909                 $13,455         $10,854
 1/31/2004              $13,001                 $13,532         $10,907
 2/29/2004              $13,190                 $13,736         $10,966
 3/31/2004              $13,129                 $13,688         $11,037
 4/30/2004              $12,798                 $13,364         $11,072
 5/31/2004              $12,736                 $13,315         $11,137
 6/30/2004              $12,748                 $13,364         $11,172
 7/31/2004              $12,914                 $13,540         $11,154
 8/31/2004              $13,144                 $13,811         $11,160
 9/30/2004              $13,216                 $13,884         $11,184
10/31/2004              $13,351                 $14,004         $11,243
11/30/2004              $13,224                 $13,888         $11,249
12/31/2004              $13,413                 $14,058         $11,207
 1/31/2005              $13,569                 $14,189         $11,231
 2/28/2005              $13,526                 $14,142         $11,296
 3/31/2005              $13,442                 $14,053         $11,384
 4/30/2005              $13,653                 $14,274         $11,461
 5/31/2005              $13,752                 $14,375         $11,449
 6/30/2005              $13,816                 $14,464         $11,455
 7/31/2005              $13,750                 $14,399         $11,508
 8/31/2005              $13,869                 $14,544         $11,567
 9/30/2005              $13,758                 $14,446         $11,708
10/31/2005              $13,668                 $14,359         $11,731
11/30/2005              $13,734                 $14,428         $11,637
12/31/2005              $13,854                 $14,552         $11,590
 1/31/2006              $13,860                 $14,591         $11,678
 2/28/2006              $13,987                 $14,689         $11,702
 3/31/2006              $13,889                 $14,588         $11,767
 4/30/2006              $13,887                 $14,583         $11,867
 5/31/2006              $13,920                 $14,648         $11,926
 6/30/2006              $13,827                 $14,592         $11,949
 7/31/2006              $13,993                 $14,766         $11,985
 8/31/2006              $14,171                 $14,985         $12,008
 9/30/2006              $14,257                 $15,089         $11,949
10/31/2006              $14,347                 $15,184         $11,885
11/30/2006              $14,479                 $15,311         $11,867
12/31/2006              $14,431                 $15,257         $11,885
 1/31/2007              $14,373                 $15,217         $11,921
 2/28/2007              $14,561                 $15,418         $11,985
 3/31/2007              $14,505                 $15,380         $12,094
 4/30/2007              $14,536                 $15,426         $12,172
 5/31/2007              $14,465                 $15,357         $12,247
 6/30/2007              $14,394                 $15,278         $12,270
 7/31/2007              $14,495                 $15,396         $12,267
 8/31/2007              $14,420                 $15,330         $12,245
 9/30/2007              $14,637                 $15,557         $12,279
10/31/2007              $14,705                 $15,626         $12,305
11/30/2007              $14,793                 $15,726         $12,378
12/31/2007              $14,823                 $15,769         $12,370
 1/31/2008              $14,936                 $15,968         $12,431
 2/29/2008              $14,220                 $15,237         $12,467
 3/31/2008              $14,654                 $15,672         $12,575
 4/30/2008              $14,870                 $15,856         $12,652
 5/31/2008              $14,982                 $15,952         $12,758
 6/30/2008              $14,804                 $15,771         $12,887
 7/31/2008              $14,881                 $15,831         $12,954
 8/31/2008              $15,004                 $16,017         $12,903
 9/30/2008              $14,132                 $15,265         $12,885
10/31/2008              $14,175                 $15,110         $12,755
11/30/2008              $14,210                 $15,158         $12,510
12/31/2008              $14,590                 $15,379         $12,381
 1/31/2009              $14,912                 $15,942         $12,435
 2/28/2009              $15,049                 $16,025         $12,497
 3/31/2009              $15,134                 $16,028         $12,527
 4/30/2009              $15,435                 $16,349         $12,558
 5/31/2009              $15,500                 $16,522         $12,595
 6/30/2009              $15,431                 $16,367         $12,703
 7/31/2009              $15,574                 $16,641         $12,683
 8/31/2009              $15,780                 $16,925         $12,711
 9/30/2009              $16,189                 $17,532         $12,719
10/31/2009              $15,912                 $17,164         $12,731
11/30/2009              $16,006                 $17,306         $12,740
12/31/2009              $16,097                 $17,365         $12,718
 1/31/2010              $16,124                 $17,455         $12,761
 2/28/2010              $16,223                 $17,624         $12,764


                               54 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +6.24%
5-Year     +3.46%
10-Year    +4.82%

                              (PERFORMANCE GRAPH)

CLASS C (3/1/00-2/28/10)

                FRANKLIN OHIO TAX-FREE     BARCLAYS CAPITAL
     DATE        INCOME FUND - CLASS C   MUNICIPAL BOND INDEX     CPI
-------------   ----------------------   --------------------   -------
  3/1/2000              $10,000                 $10,000         $10,000
 3/31/2000              $10,211                 $10,218         $10,082
 4/30/2000              $10,148                 $10,158         $10,088
 5/31/2000              $10,102                 $10,105         $10,100
 6/30/2000              $10,342                 $10,373         $10,153
 7/31/2000              $10,486                 $10,518         $10,177
 8/31/2000              $10,632                 $10,680         $10,177
 9/30/2000              $10,573                 $10,624         $10,230
10/31/2000              $10,658                 $10,740         $10,247
11/30/2000              $10,742                 $10,821         $10,253
12/31/2000              $11,005                 $11,089         $10,247
 1/31/2001              $11,062                 $11,198         $10,312
 2/28/2001              $11,090                 $11,234         $10,353
 3/31/2001              $11,179                 $11,334         $10,377
 4/30/2001              $11,066                 $11,212         $10,418
 5/31/2001              $11,162                 $11,332         $10,465
 6/30/2001              $11,228                 $11,408         $10,483
 7/31/2001              $11,373                 $11,577         $10,453
 8/31/2001              $11,534                 $11,768         $10,453
 9/30/2001              $11,518                 $11,729         $10,501
10/31/2001              $11,626                 $11,868         $10,465
11/30/2001              $11,563                 $11,768         $10,448
12/31/2001              $11,466                 $11,657         $10,406
 1/31/2002              $11,638                 $11,859         $10,430
 2/28/2002              $11,741                 $12,002         $10,471
 3/31/2002              $11,559                 $11,767         $10,530
 4/30/2002              $11,724                 $11,997         $10,589
 5/31/2002              $11,776                 $12,070         $10,589
 6/30/2002              $11,872                 $12,197         $10,595
 7/31/2002              $11,992                 $12,354         $10,607
 8/31/2002              $12,090                 $12,503         $10,642
 9/30/2002              $12,323                 $12,776         $10,660
10/31/2002              $12,154                 $12,565         $10,677
11/30/2002              $12,126                 $12,512         $10,677
12/31/2002              $12,354                 $12,776         $10,654
 1/31/2003              $12,328                 $12,744         $10,701
 2/28/2003              $12,473                 $12,922         $10,783
 3/31/2003              $12,479                 $12,930         $10,848
 4/30/2003              $12,589                 $13,015         $10,824
 5/31/2003              $12,866                 $13,320         $10,807
 6/30/2003              $12,815                 $13,263         $10,819
 7/31/2003              $12,347                 $12,799         $10,830
 8/31/2003              $12,425                 $12,895         $10,872
 9/30/2003              $12,684                 $13,274         $10,907
10/31/2003              $12,644                 $13,207         $10,895
11/30/2003              $12,791                 $13,345         $10,866
12/31/2003              $12,886                 $13,455         $10,854
 1/31/2004              $12,977                 $13,532         $10,907
 2/29/2004              $13,166                 $13,736         $10,966
 3/31/2004              $13,105                 $13,688         $11,037
 4/30/2004              $12,776                 $13,364         $11,072
 5/31/2004              $12,715                 $13,315         $11,137
 6/30/2004              $12,727                 $13,364         $11,172
 7/31/2004              $12,881                 $13,540         $11,154
 8/31/2004              $13,119                 $13,811         $11,160
 9/30/2004              $13,201                 $13,884         $11,184
10/31/2004              $13,336                 $14,004         $11,243
11/30/2004              $13,199                 $13,888         $11,249
12/31/2004              $13,387                 $14,058         $11,207
 1/31/2005              $13,553                 $14,189         $11,231
 2/28/2005              $13,510                 $14,142         $11,296
 3/31/2005              $13,416                 $14,053         $11,384
 4/30/2005              $13,625                 $14,274         $11,461
 5/31/2005              $13,734                 $14,375         $11,449
 6/30/2005              $13,798                 $14,464         $11,455
 7/31/2005              $13,721                 $14,399         $11,508
 8/31/2005              $13,850                 $14,544         $11,567
 9/30/2005              $13,729                 $14,446         $11,708
10/31/2005              $13,639                 $14,359         $11,731
11/30/2005              $13,716                 $14,428         $11,637
12/31/2005              $13,824                 $14,552         $11,590
 1/31/2006              $13,841                 $14,591         $11,678
 2/28/2006              $13,967                 $14,689         $11,702
 3/31/2006              $13,869                 $14,588         $11,767
 4/30/2006              $13,856                 $14,583         $11,867
 5/31/2006              $13,888                 $14,648         $11,926
 6/30/2006              $13,807                 $14,592         $11,949
 7/31/2006              $13,961                 $14,766         $11,985
 8/31/2006              $14,149                 $14,985         $12,008
 9/30/2006              $14,235                 $15,089         $11,949
10/31/2006              $14,324                 $15,184         $11,885
11/30/2006              $14,455                 $15,311         $11,867
12/31/2006              $14,397                 $15,257         $11,885
 1/31/2007              $14,350                 $15,217         $11,921
 2/28/2007              $14,537                 $15,418         $11,985
 3/31/2007              $14,480                 $15,380         $12,094
 4/30/2007              $14,512                 $15,426         $12,172
 5/31/2007              $14,440                 $15,357         $12,247
 6/30/2007              $14,371                 $15,278         $12,270
 7/31/2007              $14,471                 $15,396         $12,267
 8/31/2007              $14,396                 $15,330         $12,245
 9/30/2007              $14,612                 $15,557         $12,279
10/31/2007              $14,679                 $15,626         $12,305
11/30/2007              $14,779                 $15,726         $12,378
12/31/2007              $14,809                 $15,769         $12,370
 1/31/2008              $14,908                 $15,968         $12,431
 2/29/2008              $14,196                 $15,237         $12,467
 3/31/2008              $14,617                 $15,672         $12,575
 4/30/2008              $14,824                 $15,856         $12,652
 5/31/2008              $14,928                 $15,952         $12,758
 6/30/2008              $14,757                 $15,771         $12,887
 7/31/2008              $14,814                 $15,831         $12,954
 8/31/2008              $14,932                 $16,017         $12,903
 9/30/2008              $14,062                 $15,265         $12,885
10/31/2008              $14,098                 $15,110         $12,755
11/30/2008              $14,118                 $15,158         $12,510
12/31/2008              $14,506                 $15,379         $12,381
 1/31/2009              $14,818                 $15,942         $12,435
 2/28/2009              $14,934                 $16,025         $12,497
 3/31/2009              $15,008                 $16,028         $12,527
 4/30/2009              $15,298                 $16,349         $12,558
 5/31/2009              $15,357                 $16,522         $12,595
 6/30/2009              $15,280                 $16,367         $12,703
 7/31/2009              $15,425                 $16,641         $12,683
 8/31/2009              $15,620                 $16,925         $12,711
 9/30/2009              $16,026                 $17,532         $12,719
10/31/2009              $15,737                 $17,164         $12,731
11/30/2009              $15,819                 $17,306         $12,740
12/31/2009              $15,914                 $17,365         $12,718
 1/31/2010              $15,936                 $17,455         $12,761
 2/28/2010              $16,014                 $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year              +7.93%
5-Year              +4.07%
10-Year             +5.41%

                              (PERFORMANCE GRAPH)

ADVISOR CLASS (3/1/00-2/28/10)(8)

                FRANKLIN OHIO TAX-FREE
                     INCOME FUND -         BARCLAYS CAPITAL
     DATE            ADVISOR CLASS       MUNICIPAL BOND INDEX     CPI
-------------   ----------------------   --------------------   -------
  3/1/2000              $10,000                 $10,000         $10,000
 3/31/2000              $10,216                 $10,218         $10,082
 4/30/2000              $10,158                 $10,158         $10,088
 5/31/2000              $10,117                 $10,105         $10,100
 6/30/2000              $10,354                 $10,373         $10,153
 7/31/2000              $10,504                 $10,518         $10,177
 8/31/2000              $10,656                 $10,680         $10,177
 9/30/2000              $10,601                 $10,624         $10,230
10/31/2000              $10,693                 $10,740         $10,247
11/30/2000              $10,782                 $10,821         $10,253
12/31/2000              $11,052                 $11,089         $10,247
 1/31/2001              $11,115                 $11,198         $10,312
 2/28/2001              $11,147                 $11,234         $10,353
 3/31/2001              $11,243                 $11,334         $10,377
 4/30/2001              $11,134                 $11,212         $10,418
 5/31/2001              $11,227                 $11,332         $10,465
 6/30/2001              $11,299                 $11,408         $10,483
 7/31/2001              $11,451                 $11,577         $10,453
 8/31/2001              $11,620                 $11,768         $10,453
 9/30/2001              $11,609                 $11,729         $10,501
10/31/2001              $11,724                 $11,868         $10,465
11/30/2001              $11,665                 $11,768         $10,448
12/31/2001              $11,572                 $11,657         $10,406
 1/31/2002              $11,752                 $11,859         $10,430
 2/28/2002              $11,862                 $12,002         $10,471
 3/31/2002              $11,683                 $11,767         $10,530
 4/30/2002              $11,857                 $11,997         $10,589
 5/31/2002              $11,915                 $12,070         $10,589
 6/30/2002              $12,019                 $12,197         $10,595
 7/31/2002              $12,136                 $12,354         $10,607
 8/31/2002              $12,251                 $12,503         $10,642
 9/30/2002              $12,485                 $12,776         $10,660
10/31/2002              $12,318                 $12,565         $10,677
11/30/2002              $12,294                 $12,512         $10,677
12/31/2002              $12,533                 $12,776         $10,654
 1/31/2003              $12,512                 $12,744         $10,701
 2/28/2003              $12,665                 $12,922         $10,783
 3/31/2003              $12,687                 $12,930         $10,848
 4/30/2003              $12,796                 $13,015         $10,824
 5/31/2003              $13,085                 $13,320         $10,807
 6/30/2003              $13,039                 $13,263         $10,819
 7/31/2003              $12,576                 $12,799         $10,830
 8/31/2003              $12,652                 $12,895         $10,872
 9/30/2003              $12,925                 $13,274         $10,907
10/31/2003              $12,890                 $13,207         $10,895
11/30/2003              $13,048                 $13,345         $10,866
12/31/2003              $13,151                 $13,455         $10,854
 1/31/2004              $13,250                 $13,532         $10,907
 2/29/2004              $13,450                 $13,736         $10,966
 3/31/2004              $13,394                 $13,688         $11,037
 4/30/2004              $13,061                 $13,364         $11,072
 5/31/2004              $13,005                 $13,315         $11,137
 6/30/2004              $13,022                 $13,364         $11,172
 7/31/2004              $13,187                 $13,540         $11,154
 8/31/2004              $13,440                 $13,811         $11,160
 9/30/2004              $13,520                 $13,884         $11,184
10/31/2004              $13,664                 $14,004         $11,243
11/30/2004              $13,529                 $13,888         $11,249
12/31/2004              $13,730                 $14,058         $11,207
 1/31/2005              $13,908                 $14,189         $11,231
 2/28/2005              $13,870                 $14,142         $11,296
 3/31/2005              $13,790                 $14,053         $11,384
 4/30/2005              $14,002                 $14,274         $11,461
 5/31/2005              $14,110                 $14,375         $11,449
 6/30/2005              $14,194                 $14,464         $11,455
 7/31/2005              $14,121                 $14,399         $11,508
 8/31/2005              $14,250                 $14,544         $11,567
 9/30/2005              $14,142                 $14,446         $11,708
10/31/2005              $14,055                 $14,359         $11,731
11/30/2005              $14,142                 $14,428         $11,637
12/31/2005              $14,261                 $14,552         $11,590
 1/31/2006              $14,285                 $14,591         $11,678
 2/28/2006              $14,421                 $14,689         $11,702
 3/31/2006              $14,316                 $14,588         $11,767
 4/30/2006              $14,320                 $14,583         $11,867
 5/31/2006              $14,361                 $14,648         $11,926
 6/30/2006              $14,283                 $14,592         $11,949
 7/31/2006              $14,450                 $14,766         $11,985
 8/31/2006              $14,653                 $14,985         $12,008
 9/30/2006              $14,737                 $15,089         $11,949
10/31/2006              $14,849                 $15,184         $11,885
11/30/2006              $14,980                 $15,311         $11,867
12/31/2006              $14,938                 $15,257         $11,885
 1/31/2007              $14,884                 $15,217         $11,921
 2/28/2007              $15,087                 $15,418         $11,985
 3/31/2007              $15,035                 $15,380         $12,094
 4/30/2007              $15,075                 $15,426         $12,172
 5/31/2007              $15,020                 $15,357         $12,247
 6/30/2007              $14,941                 $15,278         $12,270
 7/31/2007              $15,053                 $15,396         $12,267
 8/31/2007              $14,994                 $15,330         $12,245
 9/30/2007              $15,216                 $15,557         $12,279
10/31/2007              $15,293                 $15,626         $12,305
11/30/2007              $15,405                 $15,726         $12,378
12/31/2007              $15,443                 $15,769         $12,370
 1/31/2008              $15,555                 $15,968         $12,431
 2/29/2008              $14,812                 $15,237         $12,467
 3/31/2008              $15,264                 $15,672         $12,575
 4/30/2008              $15,489                 $15,856         $12,652
 5/31/2008              $15,606                 $15,952         $12,758
 6/30/2008              $15,420                 $15,771         $12,887
 7/31/2008              $15,501                 $15,831         $12,954
 8/31/2008              $15,635                 $16,017         $12,903
 9/30/2008              $14,724                 $15,265         $12,885
10/31/2008              $14,758                 $15,110         $12,755
11/30/2008              $14,800                 $15,158         $12,510
12/31/2008              $15,205                 $15,379         $12,381
 1/31/2009              $15,543                 $15,942         $12,435
 2/28/2009              $15,687                 $16,025         $12,497
 3/31/2009              $15,762                 $16,028         $12,527
 4/30/2009              $16,077                 $16,349         $12,558
 5/31/2009              $16,149                 $16,522         $12,595
 6/30/2009              $16,075                 $16,367         $12,703
 7/31/2009              $16,238                 $16,641         $12,683
 8/31/2009              $16,454                 $16,925         $12,711
 9/30/2009              $16,882                 $17,532         $12,719
10/31/2009              $16,597                 $17,164         $12,731
11/30/2009              $16,693                 $17,306         $12,740
12/31/2009              $16,791                 $17,365         $12,718
 1/31/2010              $16,823                 $17,455         $12,761
 2/28/2010              $16,929                 $17,624         $12,764


                               Annual Report | 55

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Ohio personal income tax rate of 38.85%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.41% and +5.56%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               56 | Annual Report

Your Fund's Expenses

FRANKLIN OHIO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 57

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,028.30              $3.22
Hypothetical (5% return before expenses)         $1,000           $1,021.62              $3.21
CLASS B
Actual                                           $1,000           $1,025.50              $5.98
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96
CLASS C
Actual                                           $1,000           $1,025.20              $5.98
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96
ADVISOR CLASS
Actual                                           $1,000           $1,028.80              $2.72
Hypothetical (5% return before expenses)         $1,000           $1,022.12              $2.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; C: 1.19%; and Advisor:
     0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               58 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                       YEAR ENDED FEBRUARY 28,
                                                   ---------------------------------------------------------------
CLASS A                                               2010         2009        2008(a)        2007         2006
-------                                            ----------   ----------   ----------    ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    11.20   $    11.48   $    12.32    $    12.32   $    12.41
                                                   ----------   ----------   ----------    ----------   ----------
Income from investment operations(b):
   Net investment income(c) ....................         0.52         0.52         0.52          0.53         0.54
   Net realized and unrealized gains (losses) ..         0.68        (0.29)       (0.84)         0.01        (0.10)
                                                   ----------   ----------   ----------    ----------   ----------
Total from investment operations ...............         1.20         0.23        (0.32)         0.54         0.44
                                                   ----------   ----------   ----------    ----------   ----------
Less distributions from:
   Net investment income .......................        (0.52)       (0.51)       (0.52)        (0.53)       (0.53)
   Net realized gains ..........................           --           --        (--)(d)       (0.01)          --
                                                   ----------   ----------   ----------    ----------   ----------
Total distributions ............................        (0.52)       (0.51)       (0.52)        (0.54)       (0.53)
                                                   ----------   ----------   ----------    ----------   ----------
Redemption fees(e) .............................           --          --(d)        --(d)         --(d)        --(d)
                                                   ----------   ----------   ----------    ----------   ----------
Net asset value, end of year ...................   $    11.88   $    11.20   $    11.48    $    12.32   $    12.32
                                                   ==========   ==========   ==========    ==========   ==========
Total return(f) ................................        10.93%        2.04%       (2.70)%        4.51%        3.65%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         0.63%        0.63%        0.64%         0.63%        0.63%
Net investment income ..........................         4.46%        4.57%        4.28%         4.33%        4.37%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $2,134,949   $1,807,929   $1,909,094    $1,821,006   $1,697,516
Portfolio turnover rate ........................         5.21%       15.12%       15.60%         6.75%        4.94%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 59

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                 YEAR ENDED FEBRUARY 28,
                                                   ------------------------------------------------
CLASS B                                              2010      2009    2008(a)      2007      2006
-------                                            -------   -------   -------    -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 11.26   $ 11.53   $ 12.37    $ 12.37   $ 12.47
                                                   -------   -------   -------    -------   -------
Income from investment operations(b):
   Net investment income(c) ....................      0.46      0.46      0.45       0.46      0.47
   Net realized and unrealized gains (losses) ..      0.68     (0.28)    (0.83)      0.01     (0.10)
                                                   -------   -------   -------    -------   -------
Total from investment operations ...............      1.14      0.18     (0.38)      0.47      0.37
                                                   -------   -------   -------    -------   -------
Less distributions from:
   Net investment income .......................     (0.46)    (0.45)    (0.46)     (0.46)    (0.47)
   Net realized gains ..........................        --        --      (--)d     (0.01)       --
                                                   -------   -------   -------    -------   -------
Total distributions ............................     (0.46)    (0.45)    (0.46)     (0.47)    (0.47)
                                                   -------   -------   -------    -------   -------
Redemption fees(e) .............................        --       --(d)     --(d)      --(d)     --(d)
                                                   -------   -------   -------    -------   -------
Net asset value, end of year ...................   $ 11.94   $ 11.26   $ 11.53    $ 12.37   $ 12.37
                                                   =======   =======   =======    =======   =======
Total return(f) ................................     10.27%     1.56%    (3.22)%     3.93%     3.07%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.18%     1.18%     1.19%      1.18%     1.18%
Net investment income ..........................      3.91%     4.02%     3.73%      3.78%     3.82%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $43,086   $56,475   $69,500    $83,644   $94,569
Portfolio turnover rate ........................      5.21%    15.12%    15.60%      6.75%     4.94%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               60 | Annual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   ----------------------------------------------------
CLASS C                                              2010       2009      2008(a)     2007       2006
-------                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.31   $  11.59   $  12.43   $  12.42   $  12.51
                                                   --------   --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ....................       0.46       0.47       0.46       0.47       0.48
   Net realized and unrealized gains (losses) ..       0.70      (0.30)     (0.84)      0.01      (0.10)
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............       1.16       0.17      (0.38)      0.48       0.38
                                                   --------   --------   --------   --------   --------
Less distributions from:
   Net investment income .......................      (0.46)     (0.45)     (0.46)     (0.46)     (0.47)
   Net realized gains ..........................         --         --    (--)(d)      (0.01)        --
                                                   --------   --------   --------   --------   --------
Total distributions ............................      (0.46)     (0.45)     (0.46)     (0.47)     (0.47)
                                                   --------   --------   --------   --------   --------
Redemption fees(e) .............................         --        --(d)      --(d)      --(d)      --(d)
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  12.01   $  11.31   $  11.59   $  12.43   $  12.42
                                                   ========   ========   ========   ========   ========
Total return(f) ................................      10.41%      1.46%     (3.21)%     3.99%      3.06%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.18%      1.18%      1.19%      1.17%      1.18%
Net investment income ..........................       3.91%      4.02%      3.73%      3.79%      3.82%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $339,444   $196,085   $148,054   $141,913   $147,979
Portfolio turnover rate ........................       5.21%     15.12%     15.60%      6.75%      4.94%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 61

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                      YEAR ENDED
                                                     FEBRUARY 28,
                                                   ---------------
ADVISOR CLASS                                       2010    2009(a)
-------------                                      ------   ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $11.20   $11.86
                                                   ------   ------
Income from investment operations(b):
   Net investment income(c) ....................     0.53     0.36
   Net realized and unrealized gains (losses) ..     0.69    (0.67)
                                                   ------   ------
Total from investment operations ...............     1.22    (0.31)
                                                   ------   ------
Less distributions from net investment income ..    (0.54)   (0.35)
                                                   ------   ------
Net asset value, end of year ...................   $11.88   $11.20
                                                   ======   ======
Total return(d) ................................    11.04%   (2.58)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................     0.53%    0.53%
Net investment income ..........................     4.56%    4.67%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $9,408   $1,417
Portfolio turnover rate ........................     5.21%   15.12%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.


   The accompanying notes are an integral part of these financial statements.


                               62 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

     FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
     -------------------------------------                                                    ----------------   --------------
     MUNICIPAL BONDS 97.5%
     ALABAMA 4.0%
     Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC
        Insured, 5.25%, 8/15/21 ...........................................................   $      2,490,000   $    2,581,881
     Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%,
        6/01/18 ...........................................................................          5,000,000        5,004,550
     Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 ......................................          2,000,000        2,009,060
     Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%,
        1/01/39 ...........................................................................          5,000,000        5,229,600
     Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured,
        Pre-Refunded, 5.50%, 6/01/30 ......................................................          1,670,000        1,707,425
     East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation
        Bond, Series A, NATL Insured, 5.25%, 9/01/28 ......................................          7,000,000        7,000,000
     Helena Utilities Board Water and Sewer Revenue, NATL Insured, Pre-Refunded, 5.25%,
        4/01/27 ...........................................................................          3,260,000        3,606,897
        4/01/33 ...........................................................................          4,890,000        5,410,345
     Houston County Health Care Authority Revenue, Series A, AMBAC Insured, 5.125%,
        10/01/24 ..........................................................................          5,855,000        5,591,349
        10/01/25 ..........................................................................          6,065,000        5,737,733
     Leeds Public Educational Building Authority Educational Facilities Revenue, Assured
        Guaranty, 5.125%, 4/01/38 .........................................................         10,865,000       11,216,265
     Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
        12/01/35 ..........................................................................          9,100,000        8,656,830
     Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36 ...........................         10,000,000        9,894,700
     Muscle Shoals GO, wts., NATL Insured, Pre-Refunded, 5.50%, 8/01/30 ...................          2,000,000        2,083,420
     Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, 5.00%,
        5/15/35 ...........................................................................          3,665,000        3,738,667
     Pell City GO, wts.,
        Refunding, XLCA Insured, 5.00%, 2/01/24 ...........................................          1,020,000        1,057,964
        XLCA Insured, 5.00%, 2/01/34 ......................................................          5,195,000        4,937,640
     Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest
        Student Housing LLC University of Alabama Ridgecrest Residential Project,
           Assured Guaranty, 6.75%, 7/01/38 ...............................................          5,000,000        5,651,400
     University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC
        Insured, 5.00%, 9/01/41 ...........................................................          5,000,000        4,849,550
     University of Alabama University Revenues, General, Birmingham, FGIC Insured, 5.25%,
        10/01/27 ..........................................................................          5,975,000        6,105,374
                                                                                                                 --------------
                                                                                                                    102,070,650
                                                                                                                 --------------
     ALASKA 0.6%
     Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, NATL Insured,
        6.25%, 7/01/21 ....................................................................              5,000            5,006
     Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ....          3,000,000        3,005,190
     Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center, Assured
        Guaranty, 6.00%, 9/01/32 ..........................................................         10,000,000       11,448,000
                                                                                                                 --------------
                                                                                                                     14,458,196
                                                                                                                 --------------
     ARIZONA 2.3%
     Arizona State COP, Department Administration, Series A, FSA Insured,
        5.25%, 10/01/26 ...................................................................          8,500,000        8,937,240
        5.25%, 10/01/28 ...................................................................         10,000,000       10,365,200
        5.00%, 10/01/29 ...................................................................          5,000,000        5,072,050


                               Annual Report | 63

Franklin Tax-Free Trust

     FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
     -------------------------------------                                                    ----------------   --------------
     MUNICIPAL BONDS (CONTINUED)
     ARIZONA (CONTINUED)
     Arizona State Municipal Financing Program COP, Series 20, BIG Insured, ETM, 7.70%,
        8/01/10 ...........................................................................   $      2,800,000   $    2,883,748
     Cochise County USD No. 68 GO, Sierra Vista, Refunding, NATL Insured, 7.50%, 7/01/10 ..            500,000          509,840
     Downtown Phoenix Hotel Corp. Revenue,
        Senior Series A, FGIC Insured, 5.00%, 7/01/36 .....................................         15,000,000       11,879,400
        sub. bond, Series B, NATL Insured, 5.00%, 7/01/36 .................................          6,450,000        6,020,559
     Maricopa County IDA Hospital Facility Revenue, Samaritan Health Services, Series A,
        NATL Insured, ETM, 7.00%, 12/01/16 ................................................            300,000          370,443
     Tucson Water Revenue, Series B, FSA Insured, 5.00%, 7/01/32 ..........................         12,000,000       12,453,720
                                                                                                                 --------------
                                                                                                                     58,492,200
                                                                                                                 --------------
     ARKANSAS 1.3%
     Arkansas State University Student Fee Revenue, Arkansas State University-Beebe,
     Series B, AMBAC Insured, 5.00%,
        12/01/30 ..........................................................................          3,250,000        3,295,077
        12/01/35 ..........................................................................          3,045,000        2,988,546
     Benton Regional Public Water Authority Water Revenue, Refunding and Improvement, XLCA
        Insured, 5.00%, 10/01/35 ..........................................................          5,230,000        5,285,647
     Little Rock School District GO,
        Refunding, Series B, FSA Insured, 5.50%, 2/01/33 ..................................          3,970,000        3,973,295
        Series C, FSA Insured, 5.25%, 2/01/33 .............................................          7,790,000        7,857,929
     Paragould Water and Electric Revenue, AMBAC Insured, Pre-Refunded, 5.65%, 12/01/25 ...          1,000,000        1,040,130
     University of Arkansas University Revenues, Various Facility, Fayetteville Campus,
        AMBAC Insured, 5.00%, 11/01/36 ....................................................          3,205,000        3,350,571
        FGIC Insured, 5.00%, 12/01/32 .....................................................          4,000,000        4,108,000
                                                                                                                 --------------
                                                                                                                     31,899,195
                                                                                                                 --------------
     CALIFORNIA 7.3%
     California State GO,
        Refunding, AMBAC Insured, 5.00%, 2/01/33 ..........................................          7,000,000        6,402,200
        Refunding, NATL Insured, 5.00%, 2/01/31 ...........................................         20,000,000       18,661,600
        Refunding, NATL Insured, 5.00%, 10/01/32 ..........................................          1,910,000        1,760,409
        Various Purpose, 6.00%, 4/01/38 ...................................................         30,000,000       30,929,400
        Various Purpose, Refunding, NATL Insured, 4.75%, 3/01/35 ..........................         20,855,000       17,845,623
     California State Public Works Board Lease Revenue, Various Capital Projects,
        Series G-1, 5.25%, 10/01/24 .......................................................          5,000,000        5,269,100
     California State University Revenue, Systemwide, Series A, FSA Insured,
        5.00%, 11/01/39 ...................................................................         10,000,000        9,713,300
     Colton Joint USD, GO, Election of 2008, Series A, Assured Guaranty, 5.375%, 8/01/34 ..         10,000,000       10,106,200
     Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .........         13,100,000       13,459,202
     Los Angeles USD, GO, Election of 2004, Series H, FSA Insured, 5.00%, 7/01/32 .........         32,565,000       33,284,035
     Montebello USD, GO, Election of 2004, Series A-1, Assured Guaranty, 5.25%, 8/01/34 ...          5,000,000        5,062,750
     Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
        5.50%, 2/01/14 ....................................................................            165,000          168,680
     Richmond Joint Powers Financing Authority Revenue, Lease, Civic Center Project,
        Refunding, Assured Guaranty, 5.75%, 8/01/29 .......................................         13,315,000       14,410,026
     San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding,
        Series A, NATL Insured, 5.25%, 1/15/30 ............................................          4,000,000        3,430,400
     San Jose RDA Tax Allocation, Merged Area, Refunding, Series D, Assured Guaranty,
        5.00%, 8/01/22 ....................................................................         10,000,000       10,452,800


                               64 | Annual Report

Franklin Tax-Free Trust

     FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
     -------------------------------------                                                    ----------------   --------------
     MUNICIPAL BONDS (CONTINUED)
     CALIFORNIA (CONTINUED)
     Val Verde USD, COP, School Construction Project,
        Refunding, Series B, FGIC Insured, 5.00%, 1/01/35 .................................   $      1,680,000   $    1,401,002
        Series B, FGIC Insured, Pre-Refunded, 5.00%, 1/01/35 ..............................            820,000          950,257
                                                                                                                 --------------
                                                                                                                    183,306,984
                                                                                                                 --------------
     COLORADO 4.6%
     Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured, 5.25%,
        10/01/32 ..........................................................................         12,490,000       11,690,390
     Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%, 8/01/39          25,000,000       25,402,250
     Broomfield COP, Refunding, AMBAC Insured, 6.00%, 12/01/29 ............................          3,000,000        3,003,870
     Colorado Health Facilities Authority Revenue,
        Catholic Health Initiatives, Series C-7, FSA Insured, 5.00%, 9/01/36 ..............         20,000,000       20,199,000
        Hospital, Refunding, Series B, FSA Insured, 5.25%, 3/01/36 ........................         10,000,000       10,000,000
     Colorado State Board of Governors University Enterprise System Revenue, Series A, NATL
        Insured, 5.00%, 3/01/37 ...........................................................         10,000,000       10,291,100
     Denver City and County Airport Revenue, Series C, NATL Insured, ETM, 6.125%,
        11/15/25 ..........................................................................          4,410,000        4,410,794
        11/15/25 ..........................................................................          3,590,000        4,462,945
     Denver Convention Center Hotel Authority Revenue, Refunding, senior bond, XLCA
        Insured, 5.00%, 12/01/35 ..........................................................         15,000,000       12,580,200
     University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
        5.20%, 11/15/17 ...................................................................          5,425,000        5,436,772
        5.25%, 11/15/22 ...................................................................          7,800,000        7,804,992
                                                                                                                 --------------
                                                                                                                    115,282,313
                                                                                                                 --------------
     CONNECTICUT 0.2%
     Connecticut State Health and Educational Facilities Authority Revenue, Child Care
        Facilities Program, Series G, Assured Guaranty, 6.00%, 7/01/38 ....................          5,000,000        5,585,650
                                                                                                                 --------------
     DISTRICT OF COLUMBIA 0.8%
     District of Columbia HFA, RMR, Series 1, FGIC Insured, 7.75%, 9/01/16 ................            125,000          125,494
     District of Columbia Hospital Revenue, Children's Hospital Obligation, Sub Series 1,
        FSA Insured, 5.45%, 7/15/35 .......................................................         20,000,000       20,499,800
                                                                                                                 --------------
                                                                                                                     20,625,294
                                                                                                                 --------------
     FLORIDA 13.8%
     Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 .......................          1,000,000        1,026,300
     Brevard County Local Option Fuel Tax Revenue, NATL Insured, 5.00%,
        8/01/32 ...........................................................................         12,440,000       12,477,693
        8/01/37 ...........................................................................         13,000,000       12,789,790
     Broward County HFAR,
        5.65%, 11/01/22 ...................................................................            405,000          405,522
        5.70%, 11/01/29 ...................................................................            225,000          225,122
     Broward County School Board COP,
        NATL Insured, 5.00%, 7/01/28 ......................................................          2,000,000        2,019,380
        Series A, FSA Insured, 5.00%, 7/01/22 .............................................          2,000,000        2,044,380
        Series A, FSA Insured, 5.00%, 7/01/26 .............................................          2,850,000        2,891,040
        Series A, FSA Insured, 5.00%, 7/01/30 .............................................          2,000,000        2,020,340
     Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 ...................          2,000,000        1,874,320


                               Annual Report | 65

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Celebration CDD, Special Assessment, Series B, NATL Insured, 5.50%, 5/01/19 ..........   $        195,000   $      195,088
    Clearwater Water and Sewer Revenue, NATL Insured, 5.00%,
       12/01/28 ..........................................................................         11,050,000       11,164,809
       12/01/32 ..........................................................................         13,665,000       13,768,444
    Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South
       Florida Obligated Group, FSA Insured, Pre-Refunded, 5.00%, 8/15/29 ................          1,000,000        1,159,940
    Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, 5.75%, 9/01/29 ............          1,890,000        1,894,441
    Daytona Beach Utility System Revenue, Refunding, Series B, NATL Insured, 5.00%,
       11/15/32 ..........................................................................          1,000,000          924,570
    Destin Capital Improvement Revenue, NATL Insured, 5.00%, 8/01/27 .....................          1,315,000        1,279,179
    Escambia County HFA, SFMR, Multi-County Program, Refunding, Series A, NATL Insured,
       6.40%, 10/01/30 ...................................................................             45,000           45,055
    Escambia County Utilities Authority Utility System Revenue,
       FGIC Insured, 5.00%, 1/01/31 ......................................................          1,775,000        1,783,449
       Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 .................................          2,000,000        2,050,440
    Florida Gulf Coast University Financing Corp. Capital Improvement Revenue, Housing
       Project, Series A, NATL Insured, 5.00%, 2/01/37 ...................................         10,000,000       10,051,800
    Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 .....          1,600,000        1,602,640
    Florida HFC Revenue,
       Housing, Logan's Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 ......          1,195,000        1,216,008
       Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 ......................          1,070,000        1,073,980
    Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC Insured,
       5.00%, 8/01/32 ....................................................................          3,570,000        3,577,854
    Florida State Board of Education Capital Outlay GO, Public Education,
       Refunding, Series E, FGIC Insured, 5.00%, 6/01/24 .................................          5,000,000        5,226,400
       Series B, FGIC Insured, 5.00%, 6/01/23 ............................................          5,395,000        5,642,900
    Florida State Board of Education GO,
       Series C, NATL Insured, 5.00%, 6/01/27 ............................................          4,245,000        4,384,024
       Series F, NATL Insured, 5.00%, 6/01/28 ............................................          2,000,000        2,062,440
    Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
       Pre-Refunded, 5.25%, 7/01/30 ......................................................          2,000,000        2,053,000
    Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured,
       5.00%, 8/01/25 ....................................................................          2,000,000        2,046,760
    Florida State Department of Environmental Protection Preservation Revenue, Florida
       Forever, Series A, NATL Insured, 5.00%, 7/01/21 ...................................          3,000,000        3,121,110
    Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC
       Insured, 5.25%, 10/01/28 ..........................................................          2,500,000        2,514,450
    Hernando County School Board COP, NATL Insured, 5.00%, 7/01/30 .......................          1,150,000        1,126,920
    Hillsborough County School Board COP, Master Lease Program, Refunding, Series A, NATL
       Insured, 5.00%, 7/01/26 ...........................................................          1,670,000        1,722,622
    Indian Trail Water Control District Improvement Revenue, NATL Insured, 5.75%, 8/01/16           1,090,000        1,091,232
    Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured, 5.00%,
       10/01/25 ..........................................................................          4,000,000        4,060,680
    Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
       5.00%, 10/01/32 ...................................................................          1,000,000        1,005,720
    Jacksonville Sales Tax Revenue,
       AMBAC Insured, 5.00%, 10/01/30 ....................................................          5,000,000        5,064,850
       Better Jacksonville, NATL Insured, 5.00%, 10/01/30 ................................          1,500,000        1,537,425


                               66 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Jacksonville Transportation Revenue, NATL Insured,
       5.00%, 10/01/26 ...................................................................   $      2,000,000   $    2,027,480
       5.25%, 10/01/29 ...................................................................         11,000,000       11,154,000
    Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 ................          2,080,000        2,064,150
    Lee County Airport Revenue,
       Refunding, FSA Insured, 5.00%, 10/01/33 ...........................................          3,530,000        3,577,831
       Series B, FSA Insured, Pre-Refunded, 5.75%, 10/01/33 ..............................          4,000,000        4,168,080
    Lee Memorial Health System Hospital Revenue, Series A, AMBAC Insured, 5.00%,
       4/01/32 ...........................................................................          1,460,000        1,386,942
       4/01/37 ...........................................................................         11,000,000       10,151,240
    Leon County COP, AMBAC Insured, 5.00%, 7/01/25 .......................................          8,935,000        9,074,743
    Maitland CDA Revenue, AMBAC Insured, 5.00%, 7/01/34 ..................................          2,595,000        2,663,119
    Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ..................          1,500,000        1,526,805
    Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ...................          3,000,000        3,012,540
    Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas,
       Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 ................................          1,625,000        1,453,351
       Series B, NATL Insured, 5.75%, 10/01/29 ...........................................          2,500,000        2,535,575
       Series B, NATL Insured, 5.00%, 10/01/30 ...........................................          3,500,000        3,438,085
    Miami-Dade County GO, Building Better Communities Program, FGIC Insured, 5.00%,
       7/01/33 ...........................................................................          2,000,000        2,036,340
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL
       Insured, 5.00%, 6/01/31 ...........................................................          1,650,000        1,573,060
    Miami-Dade County School Board COP, Series A, FGIC Insured, 5.00%,
       5/01/25 ...........................................................................          5,000,000        5,077,850
       5/01/26 ...........................................................................         17,080,000       17,242,602
       5/01/27 ...........................................................................         10,775,000       10,812,928
    Ocala Utility System Revenue, Refunding, Series A, FGIC Insured, 5.00%, 10/01/31 .....          2,000,000        2,042,840
    Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 .................          1,000,000        1,000,470
    Orange County Health Facilities Authority Revenue, Hospital, Orlando Regional
       Healthcare, Series B, FSA Insured, 5.00%, 12/01/32 ................................          7,000,000        6,813,940
    Orange County School Board COP,
       AMBAC Insured, 5.50%, 8/01/25 .....................................................          1,000,000        1,016,560
       Series A, NATL Insured, 5.00%, 8/01/27 ............................................         10,000,000       10,124,000
    Orlando-Orange County Expressway Authority Revenue,
       junior lien, FGIC Insured, 6.50%, 7/01/10 .........................................            100,000          101,803
       junior lien, FGIC Insured, 6.50%, 7/01/12 .........................................            225,000          249,977
       Series B, AMBAC Insured, 5.00%, 7/01/35 ...........................................         20,000,000       19,744,000
    Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, 5.70%, 12/01/17 ..            480,000          481,186
    Osceola County School Board COP, Series A, AMBAC Insured, Pre-Refunded, 5.25%,
       6/01/27 ...........................................................................         13,000,000       14,353,170
    Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ........          3,000,000        3,017,160
    Palm Beach County IDR, South Florida Fair Project, NATL Insured, 5.50%, 6/01/31 ......          2,000,000        2,001,140
    Palm Beach County School Board COP, Series A,
       AMBAC Insured, Pre-Refunded, 5.125%, 8/01/24 ......................................          2,000,000        2,152,720
       FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ........................................          3,000,000        3,101,310
    Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32 ..........          2,000,000        2,009,940
    Pasco County Guaranteed Entitlement Revenue, Refunding, FSA Insured, 5.00%,
       12/01/33 ..........................................................................          2,185,000        2,258,613


                               Annual Report | 67

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Pembroke Pines Public Improvement Revenue,
       Series A, AMBAC Insured, 5.00%, 10/01/29 ..........................................   $      2,000,000   $    2,002,340
       Series B, AMBAC Insured, 5.00%, 10/01/34 ..........................................          2,000,000        2,010,480
    Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA
       Insured, 5.00%, 11/15/30 ..........................................................          4,000,000        4,018,480
    Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ..........................          3,000,000        3,075,840
    Polk County Public Facilities Revenue, NATL Insured, 5.00%, 12/01/33 .................          2,000,000        1,999,840
    Polk County School Board COP, Series A, FSA Insured, 5.00%,
       1/01/24 ...........................................................................          5,000,000        5,001,350
       1/01/26 ...........................................................................          1,000,000        1,011,070
    Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%,
       10/01/30 ..........................................................................          1,000,000        1,007,280
       10/01/34 ..........................................................................          2,000,000        2,010,480
    Port Orange GO, NATL Insured, 5.00%, 4/01/33 .........................................          1,755,000        1,802,087
    Port St. Lucie Utility Revenue, NATL Insured, 5.00%, 9/01/34 .........................          8,420,000        8,349,525
    St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
    Management Benefit, senior lien, Refunding, Series A, NATL Insured, 5.25%, 5/01/25 ...          5,000,000        4,719,900
    St. Lucie West Services District Utility Revenue, senior lien, NATL Insured, 6.125%,
       10/01/32 ..........................................................................          2,240,000        2,299,158
    Sumter County School District Revenue, Multi-District Loan Program, FSA Insured,
       7.15%, 11/01/15 ...................................................................            245,000          301,000
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ..........          2,000,000        2,180,400
    Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ..          2,000,000        2,162,820
    Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ......................          1,000,000        1,010,620
    University of Central Florida Athletics Assn. Inc. COP, Series A, FGIC Insured, 5.00%,
       10/01/27 ..........................................................................          1,000,000          920,790
       10/01/30 ..........................................................................          1,485,000        1,323,625
    University of Central Florida COP, University of Central Florida Convocation Corp.,
    Series A, FGIC Insured, 5.00%, 10/01/35 ..............................................          1,500,000        1,364,970
    Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical
    University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 ......................          3,500,000        3,513,475
                                                                                                                --------------
                                                                                                                   349,753,197
                                                                                                                --------------
    GEORGIA 4.4%
    Athens Housing Authority Student Housing Lease Revenue, University of Georgia, East
       Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 .................................          6,000,000        5,950,080
    Atlanta Water and Wastewater Revenue,
       FSA Insured, 5.00%, 11/01/37 ......................................................         15,000,000       15,267,150
       Refunding, Series B, FSA Insured, 5.375%, 11/01/39 ................................         23,000,000       23,885,040
       Series A, NATL Insured, 5.00%, 11/01/29 ...........................................          4,750,000        4,778,025
    Brunswick Water and Sewer Revenue, Refunding and Improvement, NATL Insured, 6.10%,
       10/01/14 ..........................................................................          1,535,000        1,691,340
    Bulloch County Development Authority Revenue, Assured Guaranty, 5.25%, 7/01/33 .......         14,825,000       15,557,651
    Cherokee County Water and Sewer Authority Revenue, NATL Insured, 6.90%, 8/01/18 ......             15,000           15,011
    Columbus Building Authority Lease Revenue, Series A, NATL Insured, 5.00%, 1/01/31 ....          3,500,000        3,630,305
    Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, 5.50%, 9/01/37 ...          6,450,000        6,711,741
    East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA
       Insured, 5.00%, 2/01/30 ...........................................................         11,360,000        9,405,058


                               68 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Fulton County Development Authority Revenue, Georgia Institute of Technology Athletic
       Assn., Refunding, AMBAC Insured, 5.125%, 10/01/32 .................................   $      9,000,000   $    9,083,430
    Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
       Regional Healthcare Systems, NATL Insured, 5.50%, 8/01/19 .........................         15,000,000       15,213,300
                                                                                                                --------------
                                                                                                                   111,188,131
                                                                                                                --------------
    HAWAII 0.2%
    Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
       5/01/12 ...........................................................................          1,000,000        1,094,470
       5/01/13 ...........................................................................          1,000,000        1,129,410
    Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 ...............          1,755,000        1,797,260
                                                                                                                --------------
                                                                                                                     4,021,140
                                                                                                                --------------
    ILLINOIS 4.5%
    Chicago Board of Education GO, Refunding, Series C, Assured Guaranty, 5.25%, 12/01/26          12,575,000       13,685,750
    Chicago GO, Project, Refunding, Series A, FSA Insured, 5.00%,
       1/01/28 ...........................................................................         29,885,000       31,619,226
       1/01/29 ...........................................................................         13,345,000       14,021,058
       1/01/30 ...........................................................................          6,200,000        6,478,752
    Illinois Finance Authority Revenue, Southern Illinois HealthCare, FSA Insured, 5.375%,
       3/01/35 ...........................................................................          8,500,000        8,628,010
    Illinois Health Facilities Authority Revenue,
       Northwestern Medical Facility Foundation, Refunding, NATL Insured, 5.125%, 11/15/28          5,000,000        4,559,200
       Series B, FSA Insured, ETM, 7.75%, 8/15/10 ........................................             50,000           51,706
    Illinois State Finance Authority Revenue, Edward Hospital, Series A, AMBAC Insured,
       5.50%, 2/01/40 ....................................................................          4,000,000        3,976,520
(a) Illinois State GO, Refunding, FSA Insured, 5.00%, 1/01/23 ............................         10,000,000       10,679,700
    Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick
       Place Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 .......          4,225,000        4,226,352
    Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ..            300,000          364,407
    Saline Valley Conservancy District Waterworks Revenue, Saline Valley Conservancy
       District, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/41 ......................          7,000,000        7,008,470
    St. Clair County School District No. 189 East St. Louis GO, Alternate Revenue Source,
       Refunding, AMBAC Insured, 5.125%, 1/01/28 .........................................          7,135,000        7,502,952
                                                                                                                --------------
                                                                                                                   112,802,103
                                                                                                                --------------
    INDIANA 0.5%
    Indiana Health and Educational Facilities Finance Authority Revenue, St. Francis,
       Series E, FSA Insured, 5.25%, 5/15/41 .............................................          3,750,000        3,784,425
    Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A,
       Assured Guaranty, 5.50%, 1/01/38 ..................................................          8,650,000        9,339,319
                                                                                                                --------------
                                                                                                                    13,123,744
                                                                                                                --------------
    KANSAS 0.7%
    Overland Park Development Corp. Revenue, second tier, Convention, Refunding, Series B,
       AMBAC Insured, 5.125%, 1/01/32 ....................................................         20,000,000       17,169,000
                                                                                                                --------------


                               Annual Report | 69

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY 1.7%
    Kentucky Economic Development Finance Authority Health System Revenue, Norton
       Healthcare Inc.,
       Refunding, Series C, NATL Insured, 6.05%, 10/01/20 ................................   $      8,505,000   $    9,005,434
       Series C, NATL Insured, Pre-Refunded, 6.05%, 10/01/20 .............................          4,255,000        4,999,881
       Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/26 .............................         12,195,000       14,372,417
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
       Series A, NATL Insured, 5.00%, 9/01/37 ............................................         10,000,000       10,037,200
    Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System
       Revenue, Series A, NATL Insured, 5.50%, 5/15/34 ...................................          5,000,000        5,181,050
                                                                                                                --------------
                                                                                                                    43,595,982
                                                                                                                --------------
    LOUISIANA 1.7%
    Louisiana Local Government Environmental Facilities and CDA Revenue,
       LCTCS Facilities Corp. Project, Series B, Assured Guaranty, 5.00%, 10/01/26 .......          2,750,000        2,917,475
       Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31           5,480,000        5,488,330
    Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series C-2,
       Assured Guaranty, 6.75%, 6/01/26 ..................................................         21,000,000       24,082,380
    Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ...         10,000,000       10,201,200
                                                                                                                --------------
                                                                                                                    42,689,385
                                                                                                                --------------
    MAINE 1.0%
    Maine Educational Loan Authority Student Loan Revenue, A, Series A-3, Assured
       Guaranty, 5.875%, 12/01/39 ........................................................         23,000,000       25,132,100
    Maine State Health and Higher Educational Facilities Authority Revenue, Series C, FSA
       Insured, 6.20%, 7/01/25 ...........................................................            100,000          100,016
                                                                                                                --------------
                                                                                                                    25,232,116
                                                                                                                --------------
    MARYLAND 1.6%
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
       9/01/32 ...........................................................................         10,000,000        8,137,600
    Baltimore Project Revenue, Water Projects, Refunding, Series A, NATL Insured, 5.125%,
       7/01/42 ...........................................................................         11,000,000       11,171,490
    Baltimore Revenue, Water Projects, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30          5,880,000        5,987,663
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34 ....................          9,000,000        9,092,880
       University of Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 .....            200,000          236,284
       Western Maryland Health, Series A, NATL Insured, 5.00%, 7/01/34 ...................          5,000,000        4,835,700
                                                                                                                --------------
                                                                                                                    39,461,617
                                                                                                                --------------
    MASSACHUSETTS 3.4%
    Massachusetts State Development Finance Agency Revenue, Worcester Polytechnic
       Institute, NATL Insured, 5.00%, 9/01/47 ...........................................         25,050,000       25,174,248
    Massachusetts State GO, Consolidated Loan, Series D, NATL Insured,
       ETM, 5.00%, 8/01/27 ...............................................................          3,535,000        3,876,340
       Pre-Refunded, 5.00%, 8/01/27 ......................................................            855,000          937,559


                               70 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Health and Educational Facilities Authority Revenue,
       CareGroup Issue, Refunding, Series A, NATL Insured, 5.00%, 7/01/25 ................   $      3,880,000   $    3,802,439
       CareGroup Issue, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/25 .............            750,000          858,202
       Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ...............          4,415,000        4,302,506
       Emmanuel College, NATL Insured, 5.00%, 7/01/37 ....................................         21,685,000       20,901,304
       Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 .....................          3,000,000        3,002,820
       Simmons College, Series C, NATL Insured, 5.125%, 10/01/28 .........................          4,260,000        4,232,097
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, Refunding,
       Series B, NATL Insured, 5.125%, 1/01/37 ...........................................          2,100,000        2,096,199
    Massachusetts State Water Resources Authority Revenue, Refunding, Series J, FSA Insured,
       5.00%, 8/01/32 ....................................................................         16,250,000       16,525,925
                                                                                                                --------------
                                                                                                                    85,709,639
                                                                                                                --------------
    MICHIGAN 10.3%
    Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
       11/01/33 ..........................................................................          8,135,000        8,383,118
    Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 ........          8,650,000        8,677,680
    Detroit City School District GO, School Building and Site Improvement, Series A, FSA
       Insured, Pre-Refunded, 5.125%, 5/01/31 ............................................          6,500,000        7,109,895
    Detroit Public Improvements GO, Series A-1, NATL Insured, 5.00%, 4/01/21 .............         12,390,000       10,192,138
    Detroit Sewer Disposal System Revenue,
       second lien, Series B, NATL Insured, 5.00%, 7/01/36 ...............................         15,000,000       14,140,950
       senior lien, Refunding, Series A, FSA Insured, 5.00%, 7/01/32 .....................          2,905,000        2,828,569
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 ................          6,000,000        6,362,580
       senior lien, Series B, FSA Insured, 7.50%, 7/01/33 ................................          6,000,000        7,151,220
    Detroit Water Supply System Revenue,
       second lien, Series B, FSA Insured, 7.00%, 7/01/36 ................................          5,000,000        5,733,750
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .................         10,185,000       10,803,331
       senior lien, Series A, FSA Insured, 5.00%, 7/01/34 ................................          7,040,000        6,761,920
       senior lien, Series A, NATL Insured, 5.00%, 7/01/34 ...............................         10,150,000        9,485,885
       senior lien, Series A, NATL Insured, Pre-Refunded, 5.25%, 7/01/33 .................          9,815,000       10,431,088
    Grand Rapids Sanitation Sewer System Revenue, FGIC Insured, 5.00%, 1/01/34 ...........         18,285,000       18,704,641
    Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital,
       Series A, AMBAC Insured, 5.25%, 6/01/17 ...........................................            500,000          500,145
    Michigan Municipal Bond Authority Revenue, Clean Water State Revolving Fund, NATL
       Insured, 5.00%, 10/01/23 ..........................................................          5,095,000        5,346,591
    Michigan State Building Authority Revenue, Refunding, Series IA,
       FGIC Insured, 5.00%, 10/15/36 .....................................................         10,000,000        9,811,800
       FSA Insured, 5.00%, 10/15/36 ......................................................         28,895,000       29,300,397
    Michigan State Hospital Finance Authority Revenue,
       Hospital, Botsford Obligated Group, Refunding, Series A, NATL Insured, 5.25%, 2/15/22        2,000,000        1,944,620
       Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36 .......         13,000,000       11,964,160
       Oakwood Obligated Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 .........         10,000,000       10,014,000
       St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ......          2,085,000        2,192,482
       Trinity Health Credit Group, Series A, 6.50%, 12/01/33 ............................         25,000,000       27,516,000
    Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
       Control Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured,
       7.00%, 5/01/21 ....................................................................            250,000          303,610


                               Annual Report | 71

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
       Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ...   $     10,000,000   $   10,068,600
    Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%,
       11/01/30 ..........................................................................         15,000,000       16,161,450
    Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
       Series M, NATL Insured, 5.25%, 11/15/31 ...........................................          4,000,000        3,719,520
    Saginaw Valley State University Revenue, General, Refunding, AMBAC Insured, 5.30%,
       7/01/28 ...........................................................................          3,400,000        3,402,006
                                                                                                                --------------
                                                                                                                   259,012,146
                                                                                                                --------------
    MINNESOTA 1.2%
    Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/26 .......................          2,475,000        2,578,455
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, sub. bond,
       Refunding, Series A, AMBAC Insured, 5.00%, 1/01/35 ................................         15,000,000       15,114,000
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, NATL Insured, 5.75%, 11/15/26 ................................            180,000          180,274
    Minnesota State HFAR, Rental Housing, Refunding, Series D, NATL Insured, 6.00%,
       2/01/22 ...........................................................................            175,000          175,740
    Sauk Rapids ISD No. 047 GO, Series A, NATL Insured, 5.75%, 2/01/26 ...................         11,850,000       12,412,519
                                                                                                                --------------
                                                                                                                    30,460,988
                                                                                                                --------------
    MISSISSIPPI 0.4%
    Harrison County Wastewater Management District Revenue, Wastewater Treatment
       Facilities, Series A, FGIC Insured, ETM, 8.50%, 2/01/13 ...........................            200,000          232,488
    Mississippi Development Bank Special Obligation Revenue, Municipal Energy Agency,
       Series A, XLCA Insured, 5.00%, 3/01/36 ............................................         10,915,000       10,037,761
                                                                                                                --------------
                                                                                                                    10,270,249
                                                                                                                --------------
    MISSOURI 0.9%
    Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales
       Tax Revenue, Metrolink Cross County Extension, Assured Guaranty, 5.00%, 10/01/39 ..          6,000,000        6,081,840
    Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       St Luke's Health System, Series B, 5.50%, 11/15/35 ................................         15,000,000       15,448,050
                                                                                                                --------------
                                                                                                                    21,529,890
                                                                                                                --------------
    NEBRASKA 1.1%
    Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
        NATL Insured, ETM, 6.70%, 6/01/22 ................................................          2,500,000        3,123,300
    Lincoln Electric System Revenue, FSA Insured, 4.75%, 9/01/35 .........................         23,500,000       24,047,315
                                                                                                                --------------
                                                                                                                    27,170,615
                                                                                                                --------------
    NEVADA 1.4%
    Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 .............................            250,000          297,963
    Clark County Passenger Facility Charge Revenue, Las Vegas, McCarran International
       Airport, Series A, Assured Guaranty, 5.25%, 7/01/39 ...............................         20,000,000       20,029,000
       FSA Insured, 5.25%, 7/01/42 .......................................................          5,000,000        5,003,400
    Clark County School District GO, Series A, NATL Insured, 7.00%, 6/01/10 ..............          4,000,000        4,063,680
(a) Reno Hospital Revenue, Washoe Medical Center, Refunding, Series C, FSA Insured,
       5.375%, 6/01/39 ...................................................................          5,000,000        4,945,100
                                                                                                                --------------
                                                                                                                    34,339,143
                                                                                                                --------------


                                   72 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW HAMPSHIRE 0.2%
    Manchester General Airport Revenue, General, Refunding, Series A, FSA Insured, 5.125%,
       1/01/30 ...........................................................................   $      6,000,000   $    5,951,640
                                                                                                                --------------
    NEW JERSEY 2.1%
    Essex County Improvement Authority Revenue, Garden State Cancer Center Project, AMBAC
       Insured, 6.00%, 12/01/20 ..........................................................          2,250,000        2,251,868
    Middlesex County COP, NATL Insured, 5.30%, 6/15/29 ...................................          3,575,000        3,582,829
    New Brunswick Parking Authority Revenue, Guaranteed Parking, Series A, NATL Insured,
       5.00%, 9/01/34 ....................................................................          1,500,000        1,504,530
    New Jersey EDA Revenue,
       Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/29 ...........          3,450,000        3,451,104
       Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/34 ...........         21,250,000       20,665,412
       Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 .................          4,000,000        4,064,800
    New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
       Series A, 6.00%, 12/15/38 .........................................................         15,000,000       16,720,050
    New Jersey State Turnpike Authority Turnpike Revenue,
       2005, Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16 ..........................             50,000           57,447
       2005, Series C, AMBAC Insured, ETM, 6.50%, 1/01/16 ................................             20,000           23,775
       Series C, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/16 .............................            230,000          269,714
                                                                                                                --------------
                                                                                                                    52,591,529
                                                                                                                --------------
    NEW YORK 2.8%
    Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10 ........            900,000          915,840
    MTA Revenue, Series B, NATL Insured, 5.00%, 11/15/28 .................................         20,000,000       20,486,600
    MTA Service Contract Revenue, Series B, NATL Insured, 5.00%, 1/01/31 .................          7,000,000        7,048,440
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
       Refunding, Series B, NATL Insured, 5.00%, 8/01/32 .................................          2,230,000        2,289,630
       Series A, FGIC Insured, 5.125%, 8/01/33 ...........................................         14,590,000       14,990,787
    New York State Dormitory Authority Revenue, Mental Health Services Facilities
       Improvement, Series B, NATL Insured, Pre-Refunded, 5.25%, 8/15/31 .................          5,935,000        6,355,258
    New York State Dormitory Authority Revenues,
       State Supported Debt, Mental Health Services Facilities Improvement, Series B, NATL
          Insured, 5.25%, 8/15/31 ........................................................          5,530,000        5,581,263
       State Supported Debt, Mental Health Services Facilities Improvement, Series B, NATL
          Insured, Pre-Refunded, 5.25%, 8/15/31 ..........................................          3,535,000        3,785,313
       Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ............................          4,000,000        4,007,200
    Triborough Bridge and Tunnel Authority Revenues, Refunding, NATL Insured, 5.00%,
       11/15/32 ..........................................................................          5,000,000        5,145,850
                                                                                                                --------------
                                                                                                                    70,606,181
                                                                                                                --------------
    NORTH CAROLINA 0.6%
    North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project, AMBAC
       Insured, 5.00%, 6/01/17 ...........................................................          5,000,000        5,003,650
    Raleigh-Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
       11/01/25 ..........................................................................          5,000,000        5,102,250
       11/01/31 ..........................................................................          4,000,000        4,040,520
                                                                                                                --------------
                                                                                                                    14,146,420
                                                                                                                --------------

                               Annual Report | 73

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH DAKOTA 1.2%
    Cass County Health Facilities Revenue, Health Care, Essentia Obligation, Series D,
       Assured Guaranty, 5.00%, 2/15/40 ..................................................   $     31,970,000   $   30,862,559
                                                                                                                --------------
    OHIO 2.4%
    Akron Income Tax Revenue, Community Learning Centers, Series A, NATL Insured, 5.00%,
       12/01/33 ..........................................................................          5,000,000        5,052,300
    Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ..............         13,780,000       13,803,426
    Fairview Park City School District GO, School Improvement, NATL Insured, 5.00%,
       12/01/29 ..........................................................................          1,460,000        1,499,157
       12/01/33 ..........................................................................          2,000,000        2,028,380
    Jefferson Area Local School District GO, School Facilities Construction and
       Improvement, FGIC Insured, 5.00%, 12/01/31 ........................................          4,085,000        4,156,283
    Licking Heights Local School District GO, School Facilities Construction and
       Improvement, Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ...............          3,465,000        3,603,427
    Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group, Refunding, AMBAC
       Insured, 5.375%, 11/15/29 .........................................................          5,000,000        5,016,850
    Olentangy Local School District GO, School Facilities Construction and Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 12/01/32 .............................         11,450,000       13,316,693
    Reynoldsburg City School District GO, School Facilities Construction and Improvement,
       FSA Insured, 5.00%, 12/01/31 ......................................................          4,000,000        4,106,680
    Springfield City School District GO, FGIC Insured, Pre-Refunded, 5.20%, 12/01/23 .....          3,860,000        4,239,747
    Toledo City School District GO, School Facilities Improvement, Series B, FGIC Insured,
       5.00%, 12/01/32 ...................................................................          4,000,000        4,065,200
                                                                                                                --------------
                                                                                                                    60,888,143
                                                                                                                --------------
    OKLAHOMA 0.0%b
    McGee Creek Authority Water Revenue, NATL Insured, 6.00%, 1/01/23 ....................            300,000          322,239
                                                                                                                --------------
    OREGON 0.3%
    Ontario Catholic Health Revenue, Holy Rosary Medical Center, NATL Insured, 5.50%,
       11/15/12 ..........................................................................            435,000          435,474
    Oregon Health and Science University Revenue,
       Refunding, Series B, NATL Insured, 5.25%, 7/01/15 .................................            460,000          460,106
       Series A, NATL Insured, 5.00%, 7/01/32 ............................................          8,000,000        7,577,200
                                                                                                                --------------
                                                                                                                     8,472,780
                                                                                                                --------------
    PENNSYLVANIA 2.3%
    Allegheny County Hospital Development Authority Revenue, Health System, Series A, NATL
       Insured, Pre-Refunded, 6.50%, 11/15/30 ............................................         10,000,000       10,636,400
    Centre County Hospital Authority Revenue, Hospital, Mount Nittany Medical Center
       Project, Assured Guaranty,
       5.875%, 11/15/29 ..................................................................          1,000,000        1,039,130
       6.125%, 11/15/39 ..................................................................          3,000,000        3,105,270
       6.25%, 11/15/44 ...................................................................          2,500,000        2,590,075
    Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
       9/01/19 ...........................................................................            500,000          605,480


                               74 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Pennsylvania State Public School Building Authority Lease Revenue, School District of
       Philadelphia Project, Refunding, Series B, FSA Insured, 4.75%, 6/01/30 ............   $      6,000,000   $    5,961,000
    Pennsylvania State Turnpike Commission Turnpike Revenue,
       Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38 .............         10,000,000       11,252,100
       sub. bond, Series A, Assured Guaranty, 5.00%, 6/01/39 .............................         10,000,000       10,080,400
    Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, FSA Insured,
       5.00%, 8/01/32 ....................................................................          4,000,000        4,047,280
    Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, Pre-Refunded,
       5.25%, 11/01/24 ...................................................................          2,000,000        2,228,240
    Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District
       Sales Tax, AMBAC Insured, 5.25%, 2/01/31 ..........................................          6,000,000        5,909,880
    Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ......             55,000           62,928
                                                                                                                --------------
                                                                                                                    57,518,183
                                                                                                                --------------
    RHODE ISLAND 0.5%
    Rhode Island Clean Water Finance Agency Revenue, Cranston Wastewater Treatment System,
       NATL Insured, 5.80%, 9/01/22 ......................................................          7,785,000        7,656,158
    Rhode Island State EDC Special Facility Revenue, first lien, Rhode Island Airport
       Corp. Project, CIFG Insured, 5.00%, 7/01/31 .......................................          5,730,000        5,554,204
    Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
       Lifespan Obligated Group, Refunding, NATL Insured, 5.75%, 5/15/23 .................            100,000          100,409
                                                                                                                --------------
                                                                                                                    13,310,771
                                                                                                                --------------
    SOUTH CAROLINA 2.0%
    Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%,
       1/01/21 ...........................................................................            200,000          235,936
    Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
       Series A, FSA Insured, ETM, 7.125%, 7/01/17 .......................................          2,020,000        2,351,644
    Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
       Project, FSA Insured, 5.00%, 12/01/31 .............................................         17,800,000       17,940,442
    South Carolina Jobs EDA Hospital Facilities Revenue, Palmetto Health, Refunding,
       Series A, FSA Insured, 5.00%, 8/01/35 .............................................         20,000,000       19,688,000
    South Carolina Jobs EDA Industrial Revenue, South Carolina Electric and Gas Co.
       Project, Series A, AMBAC Insured, 5.20%, 11/01/27 .................................          5,000,000        5,159,950
    Spartanburg Waterworks Revenue, System, Assured Guaranty, 5.00%, 6/01/39 .............          6,000,000        6,165,000
                                                                                                                --------------
                                                                                                                    51,540,972
                                                                                                                --------------
    SOUTH DAKOTA 0.3%
    Brookings COP, Refunding, AMBAC Insured, 5.10%, 12/01/18 .............................          5,000,000        5,076,150
    South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ...................          2,310,000        2,683,874
                                                                                                                --------------
                                                                                                                     7,760,024
                                                                                                                --------------
    TENNESSEE 0.4%
    Johnson City Health and Educational Facilities Board Hospital Revenue,
       Medical Center Hospital, Refunding and Improvement, NATL Insured, ETM, 5.25%,
           7/01/28 .......................................................................          8,500,000        8,557,205
       Series A, NATL Insured, Pre-Refunded, 5.125%, 7/01/25 .............................          2,780,000        2,798,626
                                                                                                                --------------
                                                                                                                    11,355,831
                                                                                                                --------------


                               Annual Report | 75

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS 6.0%
    Austin Water and Wastewater System Revenue,
       FSA Insured, Pre-Refunded, 5.125%, 5/15/27 ........................................   $      6,800,000   $    7,188,416
       FSA Insured, Pre-Refunded, 5.25%, 5/15/31 .........................................          4,930,000        5,218,997
       Refunding, FSA Insured, 5.125%, 5/15/27 ...........................................          4,325,000        4,420,496
       Refunding, FSA Insured, 5.25%, 5/15/31 ............................................             70,000           71,357
    Bell County Health Facilities Development Corp. Revenue, Hospital, Cook Children's
       Medical Center, Refunding, FSA Insured, 5.30%, 12/01/23 ...........................          5,000,000        5,050,000
    Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured,
       ETM, 6.30%, 1/01/17 ...............................................................          8,325,000        9,443,797
    Dallas-Fort Worth International Airport Revenue,
       Joint, Series A, NATL Insured, 6.00%, 11/01/21 ....................................          2,210,000        2,214,066
       Refunding and Improvement, Joint, Series A, NATL Insured, 5.625%, 11/01/21 ........         12,000,000       12,265,080
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL
       Insured, 5.25%, 2/15/37 ...........................................................         10,250,000       10,089,895
    Harris County Houston Sports Authority Revenue, senior lien, Series G, NATL Insured,
       5.25%, 11/15/30 ...................................................................         21,325,000       20,017,777
    Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%,
       8/01/29                                                                                      1,000,000        1,009,720
    Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project,
       Refunding,
       Series A, NATL Insured, 5.25%, 11/01/29 ...........................................          3,185,000        2,827,070
       Series B, NATL Insured, 5.15%, 11/01/29 ...........................................          2,750,000        2,635,023
    North Fort Bend Water Authority Water System Revenue, Assured Guaranty, 5.25%,
       12/15/34 ..........................................................................         20,000,000       21,078,000
    North Harris County Regional Water Authority Revenue, senior lien, FGIC Insured,
       5.00%, 12/15/33 ...................................................................         10,000,000       10,002,700
    Palestine ISD, GO, School Building, Assured Guaranty, 5.50%, 2/15/39 .................         12,530,000       13,406,348
    Pflugerville GO, FGIC Insured,
       5.25%, 8/01/27 ....................................................................          3,320,000        3,492,408
       5.20%, 8/01/32 ....................................................................          3,000,000        3,099,990
    Port Neches-Groves ISD, GO, School Building, Assured Guaranty, 5.00%, 2/15/34 ........         11,375,000       11,667,224
    Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris
       Methodist Health System, NATL Insured, ETM, 6.00%, 9/01/24 ........................          3,250,000        3,992,462
    United ISD, GO, 5.125%, 8/15/26 ......................................................          3,000,000        3,115,590
                                                                                                                --------------
                                                                                                                   152,306,416
                                                                                                                --------------
    UTAH 0.4%
    Provo Electric System Revenue, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 ........             30,000           36,470
    Utah County Hospital Revenue, IHC Health Services Inc., NATL Insured, ETM, 5.25%,
       8/15/21 ...........................................................................          5,000,000        5,098,800
       8/15/26 ...........................................................................          5,000,000        5,007,800
                                                                                                                --------------
                                                                                                                    10,143,070
                                                                                                                --------------
    VIRGINIA 0.4%
    Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement,
       Series B, FSA Insured, 5.00%, 4/01/35 .............................................          5,000,000        5,090,150
    Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%,
       5/15/28                                                                                      3,510,000        3,649,698
    Winchester IDA Educational Facilities Revenue, first mortgage, Shenandoah University
       Project, NATL Insured,
       5.00%, 10/01/18 ...................................................................          1,000,000        1,005,710
       5.25%, 10/01/28 ...................................................................          1,420,000        1,411,608
                                                                                                                --------------
                                                                                                                    11,157,166
                                                                                                                --------------


                               76 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
xxx
    MUNICIPAL BONDS (CONTINUED)
    WASHINGTON 2.4%
    King County Sewer Revenue, Refunding,
       Second Series, FSA Insured, 5.00%, 1/01/36 ........................................   $      5,000,000   $    5,160,100
       Series A, FGIC Insured, 5.00%, 1/01/35 ............................................          6,420,000        6,533,698
    Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM,
       6.65%, 1/01/16 ....................................................................          4,250,000        5,069,782
    Washington State GO, Various Purpose, Series C, FSA Insured, Pre-Refunded, 5.25%,
       1/01/26 ...........................................................................          6,000,000        6,247,920
    Washington State Health Care Facilities Authority Revenue,
       MultiCare Health System, Series B, Assured Guaranty, 6.00%, 8/15/39 ...............          1,500,000        1,595,565
       Providence Health, Refunding, Series D, FSA Insured, 5.25%, 10/01/33 ..............         18,000,000       18,438,120
       Series B, NATL Insured, 5.00%, 2/15/27 ............................................          6,105,000        5,650,300
       Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ................         13,000,000       13,048,490
                                                                                                                --------------
                                                                                                                    61,743,975
                                                                                                                --------------
    WEST VIRGINIA 0.5%
    Shepherd University Board of Governors Revenue, Residence Facilities Projects, NATL
       Insured, 5.00%, 6/01/35 ...........................................................          7,445,000        7,481,927
    West Virginia State Water Development Authority Water Development Revenue, Loan
       Program II, Refunding, Series C-II, FGIC Insured, 5.00%, 11/01/36 .................          5,000,000        5,014,350
                                                                                                                --------------
                                                                                                                    12,496,277
                                                                                                                --------------
    WISCONSIN 2.4%
    Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
       FGIC Insured, 6.90%, 8/01/21 ......................................................          3,000,000        3,784,380
    Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/36 ..         20,000,000       22,088,400
    Wisconsin State Health and Educational Facilities Authority Revenue, Aurora Medical
       Group Incorporate Project, FSA Insured, 5.75%, 11/15/25 ...........................         34,730,000       34,764,383
                                                                                                                --------------
                                                                                                                    60,637,163
                                                                                                                --------------
    U.S. TERRITORIES 0.4%
    PUERTO RICO 0.4%
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A, Assured
       Guaranty, 5.00%, 8/01/40 ..........................................................         10,000,000       10,077,300
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $2,431,478,647) .............................................................                       2,463,138,206
                                                                                                                --------------
    SHORT TERM INVESTMENTS 1.8%
    MUNICIPAL BONDS 1.8%
    COLORADO 0.3%
(c) Colorado Educational and Cultural Facilities Authority Revenue, National Jewish
       Federation Bond Program, Series A-10, Daily VRDN and Put, 0.16%, 9/01/37 ..........          7,000,000        7,000,000
                                                                                                                --------------
    KENTUCKY 0.1%
(c) Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Baptist
       Healthcare System, Refunding, Series B-2, Daily VRDN and Put, 0.12%, 8/15/38 ......          2,150,000        2,150,000
                                                                                                                --------------
    LOUISIANA 0.2%
(c) Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. ........
       Project, First Stage, ACES, Refunding, Daily VRDN and Put, 0.13%, 9/01/17 .........          3,960,000        3,960,000
                                                                                                                --------------


                               Annual Report | 77

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MARYLAND 0.1%
(c) Maryland State EDC, EDR, U.S. Pharmacopeial, Refunding, Series B, Daily VRDN and
       Put, 0.16%, 7/01/38 ...........................................................   $      3,400,000   $    3,400,000
                                                                                                            --------------
    MASSACHUSETTS 0.1%
(c) Massachusetts State Health and Educational Facilities Authority Revenue,
       Stonehill College, Series K, Daily VRDN and Put, 0.14%, 7/01/37 ...............          3,000,000        3,000,000
                                                                                                            --------------
    MICHIGAN 0.1%
(c) Eastern Michigan University Revenues, General, Refunding, Series A, Daily VRDN and
       Put, 0.15%, 3/01/49 ...........................................................          1,400,000        1,400,000
                                                                                                            --------------
    MISSOURI 0.5%
(c) Missouri Development Finance Board Cultural Facilities Revenue, The Nelson Gallery
       Foundation, Refunding, Series A, Daily VRDN and Put, 0.14%, 12/01/37 ..........          5,000,000        5,000,000
(c) Missouri State Health and Educational Facilities Authority Educational Facilities
       Revenue, St. Louis University, Refunding,
       Series A-2, Daily VRDN and Put, 0.12%, 10/01/35 ...............................          1,100,000        1,100,000
       Series B-1, Daily VRDN and Put, 0.12%, 10/01/35 ...............................          6,420,000        6,420,000
(c) Missouri State Health and Educational Facilities Authority Health Facilities
       Revenue, Sisters Mercy Health, Refunding, Series A, Daily VRDN and Put,
       0.14%, 6/01/16 ................................................................          1,390,000        1,390,000
                                                                                                            --------------
                                                                                                                13,910,000
                                                                                                            --------------
    NEW HAMPSHIRE 0.2%
(c) New Hampshire Health and Education Facilities Authority Revenue,
       Dartmouth College, Refunding, Series B, Daily VRDN and Put, 0.15%, 6/01/41 ....          3,800,000        3,800,000
       University System of New Hampshire, Daily VRDN and Put, 0.14%, 7/01/33 ........          2,200,000        2,200,000
                                                                                                            --------------
                                                                                                                 6,000,000
                                                                                                            --------------
    OHIO 0.1%
(c) Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B,
       Sub Series B-1, Daily VRDN and Put, 0.12%, 1/01/39 ............................          3,245,000        3,245,000
                                                                                                            --------------
    TEXAS 0.1%
(c) Texas Water Development Board Revenue, State Revolver, sub. lien, Refunding,
       Series A, Daily VRDN and Put, 0.12%, 7/15/19 ..................................          1,800,000        1,800,000
                                                                                                            --------------
    TOTAL SHORT TERM INVESTMENTS (COST $45,865,000) ................................ .                          45,865,000
                                                                                                            --------------
    TOTAL INVESTMENTS (COST $2,477,343,647) 99.3% ....................................                       2,509,003,206
    OTHER ASSETS, LESS LIABILITIES 0.7% ..............................................                          17,883,618
                                                                                                            --------------
    NET ASSETS 100.0% ................................................................                      $2,526,886,824
                                                                                                            ==============

See Abbreviations on page 144.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b)  Rounds to less than 0.1% of net assets.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               78 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                   --------------------------------------------------------
CLASS A                                              2010       2009       2008(a)       2007        2006
-------                                            --------   --------    --------     --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  10.94   $  11.20    $  11.96     $  11.92    $  11.98
                                                   --------   --------    --------     --------    --------
Income from investment operations(b):
   Net investment income(c) ....................       0.49       0.49        0.49         0.49        0.50
   Net realized and unrealized gains (losses) ..       0.66      (0.27)      (0.76)        0.04       (0.06)
                                                   --------   --------    --------     --------    --------
Total from investment operations ...............       1.15       0.22       (0.27)        0.53        0.44
                                                   --------   --------    --------     --------    --------
Less distributions from:
   Net investment income .......................      (0.49)     (0.48)      (0.49)       (0.49)      (0.50)
   Net realized gains ..........................         --         --         (--)(d)       --          --
                                                   --------   --------    --------     --------    --------
Total distributions ............................      (0.49)     (0.48)      (0.49)       (0.49)      (0.50)
                                                   --------   --------    --------     --------    --------
Redemption fees(e) .............................         --         --(d)       --(d)        --(d)       --(d)
                                                   --------   --------    --------     --------    --------
Net asset value, end of year ...................   $  11.60   $  10.94    $  11.20     $  11.96    $  11.92
                                                   ========   ========    ========     ========    ========
Total return(f) ................................      10.66%      2.00%      (2.34)%       4.59%       3.71%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.67%      0.66%       0.66%        0.66%       0.67%
Net investment income ..........................       4.27%      4.38%       4.16%        4.16%       4.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $494,372   $445,680    $450,957     $467,299    $450,425
Portfolio turnover rate ........................       6.61%      7.45%      22.03%       14.41%      17.65%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 79

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   ---------------------------------------------------
CLASS C                                              2010      2009     2008(a)       2007       2006
-------                                            -------   -------    -------     -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 11.03   $ 11.29    $ 12.05     $ 12.00    $ 12.06
                                                   -------   -------    -------     -------    -------
Income from investment operations(b):
   Net investment income(c) ....................      0.43      0.43       0.43        0.43       0.44
   Net realized and unrealized gains (losses) ..      0.66     (0.27)     (0.76)       0.05      (0.07)
                                                   -------   -------    -------     -------    -------
Total from investment operations ...............      1.09      0.16      (0.33)       0.48       0.37
                                                   -------   -------    -------     -------    -------
Less distributions from:
   Net investment income .......................     (0.42)    (0.42)     (0.43)      (0.43)     (0.43)
   Net realized gains ..........................        --        --        (--)(d)      --         --
                                                   -------   -------    -------     -------    -------
Total distributions ............................     (0.42)    (0.42)     (0.43)      (0.43)     (0.43)
                                                   -------   -------    -------     -------    -------
Redemption fees(e) .............................        --        --(d)      --(d)       --(d)      --(d)
                                                   -------   -------    -------     -------    -------
Net asset value, end of year ...................   $ 11.70   $ 11.03    $ 11.29     $ 12.05    $ 12.00
                                                   =======   =======    =======     =======    =======
Total return(f) ................................     10.06%     1.42%     (2.86)%       4.07%     3.13%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.22%     1.20%      1.22%       1.20%      1.22%
Net investment income ..........................      3.72%     3.84%      3.60%       3.62%      3.66%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $83,397   $68,027    $61,157     $59,247    $57,063
Portfolio turnover rate ........................      6.61%     7.45%     22.03%      14.41%     17.65%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               80 | Annual Report

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

                                                     PERIOD ENDED
                                                     FEBRUARY 28,
ADVISOR CLASS                                           2010(a)
-------------                                        ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $11.08
                                                        ------
Income from investment operations(b):
   Net investment income(c) ......................        0.33
   Net realized and unrealized gains (losses) ....        0.52
                                                        ------
Total from investment operations .................        0.85
                                                        ------
Less distributions from net investment income ....       (0.33)
                                                        ------
Net asset value, end of period ...................      $11.60
                                                        ======
Total return(d) ..................................        7.69%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................        0.57%
Net investment income ............................        4.37%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $4,012
Portfolio turnover rate ..........................        6.61%

(a)  For the period July 1, 2009 (effective date) to February 28, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 81

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -------------------------------------------                                              ----------------   --------------
    MUNICIPAL BONDS 98.6%
    MASSACHUSETTS 97.9%
    Auburn GO, AMBAC Insured, 5.125%, 6/01/24 ............................................   $      1,465,000   $    1,542,688
    Boston Convention Center Act of 1997 Revenue, Special Obligation, Series A, AMBAC
       Insured, 5.00%, 5/01/27 ...........................................................          3,970,000        4,015,893
    Boston GO, Series A, NATL Insured, Pre-Refunded, 5.00%,
       2/01/21 ...........................................................................          3,000,000        3,249,240
       2/01/22 ...........................................................................          2,940,000        3,184,255
    Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 ...............          1,750,000        1,752,643
    Dudley-Charlton Regional School District GO, Series B, NATL Insured, 5.25%, 5/01/19 ..          3,140,000        3,575,267
    Foxborough Stadium Infrastructure Improvement Revenue, Pre-Refunded, 5.75%, 6/01/25 ..          4,000,000        4,094,080
    Greater Lawrence Sanitary District GO, NATL Insured, Pre-Refunded, 5.625%, 6/15/20 ...          1,000,000        1,025,320
    Holyoke Gas and Electric Department Revenue, Series A, NATL Insured, 5.00%, 12/01/26 .          9,805,000        9,629,785
    Lawrence GO, AMBAC Insured, Pre-Refunded, 5.00%, 2/01/21 .............................          1,000,000        1,042,730
    Lowell GO, State Qualified, AMBAC Insured, 5.00%,
       2/01/21 ...........................................................................          1,330,000        1,389,039
       2/01/22 ...........................................................................          1,405,000        1,462,310
    Martha's Vineyard Land Bank Revenue, AMBAC Insured,
       4.875%, 5/01/22 ...................................................................          2,000,000        2,085,180
       5.00%, 5/01/32 ....................................................................          2,000,000        2,047,380
       5.00%, 5/01/34 ....................................................................          7,000,000        6,999,510
    Massachusetts Bay Transportation Authority Revenue, General Transportation System,
       Series C, FGIC Insured, 5.25%, 3/01/15 ............................................          2,000,000        2,340,680
    Massachusetts Bay Transportation Authority Sales Tax Revenue, Senior Series A, FGIC
       Insured, Pre-Refunded, 5.00%, 7/01/27 .............................................          5,000,000        5,502,850
    Massachusetts Educational Financing Authority Educational Loan Revenue, Issue I,
       6.00%, 1/01/28 ....................................................................         12,000,000       12,617,280
       Refunding, Series A, 5.50%, 1/01/22 ...............................................          3,000,000        3,194,250
    Massachusetts State College Building Authority Project Revenue,
       Refunding, Series A, XLCA Insured, 5.00%, 5/01/43 .................................          2,000,000        2,019,640
       Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 .................................          5,000,000        5,700,650
       Series 1, NATL Insured, ETM, 5.375%, 5/01/23 ......................................          5,000,000        5,052,250
       Series A, Assured Guaranty, 5.00%, 5/01/33 ........................................         10,000,000       10,448,900
       Series B, 5.00%, 5/01/40 ..........................................................          4,625,000        4,792,564
    Massachusetts State Development Finance Agency Revenue,
       Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/35 .....................          3,600,000        3,603,312
       Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/39 .....................         24,305,000       24,118,338
       Brandeis University, Series K, FGIC Insured, 4.75%, 10/01/28 ......................          2,000,000        2,038,120
       Brandeis University, Series N, 5.00%, 10/01/39 ....................................          5,000,000        5,151,000
       Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured
          Guaranty, 5.00%, 7/01/31 .......................................................          5,000,000        5,070,100
       Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured
          Guaranty, 5.00%, 7/01/37 .......................................................          5,060,000        5,014,966
       Massachusetts/Saltonstall Redevelopment Building Corp., Series A, NATL Insured,
          5.125%, 2/01/34 ................................................................         22,400,000       21,990,080
       NATL Insured, 5.20%, 7/01/32 ......................................................          2,250,000        1,997,100
       Series A, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/42 ............................          4,000,000        4,384,680
       Series A, GNMA Secured, Pre-Refunded, 6.90%, 10/20/41 .............................          2,090,000        2,406,405
       Series P, NATL Insured, 4.75%, 7/01/42 ............................................         11,000,000       10,945,220


                               82 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -------------------------------------------                                              ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Development Finance Agency Revenue, (continued)
       Western New England College, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/20 ..........   $      1,500,000   $    1,554,735
       Western New England College, Refunding, Series A, Assured Guaranty, 5.00%,
          9/01/33 ........................................................................         12,200,000       11,806,916
       WGBH Educational Foundation, Refunding, Series A, Assured Guaranty, 5.00%,
          1/01/36 ........................................................................         15,945,000       16,412,029
       Worcester Polytechnic Institute, Refunding, NATL Insured, 5.00%, 9/01/37 ..........         12,850,000       12,985,953
    Massachusetts State GO,
       Consolidated Loan, Refunding, Series D, Assured Guaranty, 5.50%, 11/01/19 .........          8,620,000       10,383,307
       Consolidated Loan, Series A, FSA Insured, Pre-Refunded, 5.00%, 3/01/24 ............          5,000,000        5,846,950
       Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37 ........................         10,000,000       10,420,500
       Consolidated Loan, Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 ..........          6,205,000        6,887,054
       Consolidated Loan, Series D, NATL Insured, ETM, 5.00%, 8/01/27 ....................          3,430,000        3,761,201
       Consolidated Loan, Series D, NATL Insured, Pre-Refunded, 5.00%, 8/01/27 ...........            965,000        1,058,180
       NATL Insured, Pre-Refunded, 5.00%, 8/01/22 ........................................          4,100,000        4,495,896
       Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 .............................          3,440,000        3,818,125
    Massachusetts State Health and Educational Facilities Authority Revenue,
       Boston College, Series N, NATL Insured, 5.125%, 6/01/33 ...........................          5,000,000        5,109,650
       Brandeis University, Refunding, Series I, NATL Insured, 4.75%, 10/01/20 ...........          3,000,000        3,007,500
       Cable Housing and Health Services, Series A, NATL Insured, 5.25%, 7/01/23 .........          1,000,000          965,530
       Cape Cod Healthcare Obligation, Assured Guaranty, 6.00%, 11/15/28 .................          3,000,000        3,247,290
       Cape Cod Healthcare Obligation, Assured Guaranty, 5.125%, 11/15/35 ................          3,150,000        3,103,285
       Children's Hospital, Series M, 5.25%, 12/01/39 ....................................          7,000,000        7,214,830
       Emmanuel College, NATL Insured, 5.00%, 7/01/37 ....................................         10,000,000        9,638,600
       Harvard University, Series FF, 5.125%, 7/15/37 ....................................          1,650,000        1,688,445
       Lesley University, Series A, Assured Guaranty, 5.25%, 7/01/39 .....................          9,350,000        9,748,497
       New England Medical Center Hospital, Series H, FGIC Insured, Pre-Refunded,
          5.00%, 5/15/22 .................................................................            390,000          425,736
       Northeastern University, Series I, NATL Insured, 5.00%, 10/01/29 ..................          1,250,000        1,252,575
       Southcoast Health System Obligated Group, Series D, 5.00%, 7/01/39 ................          5,500,000        5,264,050
       Springfield College, AMBAC Insured, 5.00%, 10/15/27 ...............................          2,500,000        2,503,950
       Tufts University, Series I, 5.25%, 2/15/30 ........................................          2,950,000        2,988,379
       University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 .............          3,000,000        3,046,500
       University of Massachusetts, Worcester Campus, Series B, FGIC Insured,
          Pre-Refunded, 5.25%, 10/01/31 ..................................................          3,500,000        3,743,110
       University of Massachusetts Project, Series A, FGIC Insured, Pre-Refunded,
          5.875%, 10/01/29 ...............................................................          4,000,000        4,169,760
       University of Massachusetts Project, Series C, NATL Insured, Pre-Refunded,
          5.25%, 10/01/31 ................................................................          1,500,000        1,651,725
       Wheelock College, Series B, NATL Insured, Pre-Refunded, 5.625%, 10/01/30 ..........          1,770,000        1,897,528
    Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, ETM, 7.00%, 4/01/21 .....            430,000          568,765
    Massachusetts State HFA Housing Revenue,
       Rental, Mortgage, Series A, AMBAC Insured, 5.95%, 7/01/30 .........................          2,000,000        2,012,000
       Series C, 5.125%, 12/01/39 ........................................................          1,700,000        1,714,433
       Series C, 5.35%, 12/01/49 .........................................................          4,500,000        4,601,700
       Series D, 5.05%, 6/01/40 ..........................................................          5,000,000        5,051,150
    Massachusetts State Industrial Finance Agency Revenue,
       St. Mark's School Issue, NATL Insured, 5.375%, 1/01/21 ............................          2,665,000        2,669,371
       Trustees of Deerfield Academy, 5.25%, 10/01/27 ....................................          2,800,000        2,800,336


                               Annual Report | 83

Franklin Tax-Free Trust

    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -------------------------------------------                                              ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Port Authority Revenue,
       Series A, AMBAC Insured, 5.00%, 7/01/35 ...........................................    $    14,915,000   $   15,221,354
       Series A, FSA Insured, 4.50%, 7/01/32 .............................................          5,590,000        5,512,187
       Series A, FSA Insured, 4.50%, 7/01/37 .............................................          7,935,000        7,644,420
       US Airways Project, NATL Insured, 6.00%, 9/01/21 ..................................          4,700,000        3,943,629
       US Airways Project, Series A, NATL Insured, 5.875%, 9/01/23 .......................          4,500,000        3,658,590
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
       Series A, AMBAC Insured,
       4.75%, 8/15/32 ....................................................................         15,000,000       15,263,250
       4.50%, 8/15/35 ....................................................................          8,700,000        8,557,320
    Massachusetts State Special Obligation Dedicated Tax Revenue,
       FGIC Insured, Pre-Refunded, 5.25%, 1/01/29 ........................................          5,000,000        5,714,900
       Refunding, FGIC Insured, 5.50%, 1/01/34 ...........................................          8,400,000        9,103,416
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
       Refunding,
       Series A, NATL Insured, 5.00%, 1/01/37 ............................................          9,000,000        8,829,900
       Series B, NATL Insured, 5.25%, 1/01/29 ............................................          4,600,000        4,608,050
       Series B, NATL Insured, 5.125%, 1/01/37 ...........................................         17,560,000       17,528,216
    Massachusetts State Water Pollution Abatement Trust Revenue, Pool Program Bonds,
       Series 6, 5.50%, 8/01/30 ..........................................................          2,620,000        2,663,859
       Series 6, Pre-Refunded, 5.50%, 8/01/30 ............................................          1,075,000        1,109,325
       Series 7, 5.125%, 2/01/31 .........................................................          4,300,000        4,377,400
       Series 7, Pre-Refunded, 5.125%, 2/01/31 ...........................................          1,700,000        1,806,675
    Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue,
       MWRA Program, Refunding, Sub Series A, 5.75%, 8/01/29 .............................            250,000          252,933
    Massachusetts State Water Resources Authority Revenue,
       General, Refunding, Series B, FSA Insured, 5.25%, 8/01/31 .........................          5,000,000        5,698,150
       Refunding, Series J, FSA Insured, 5.00%, 8/01/32 ..................................          9,000,000        9,152,820
       Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/39 ..............................          9,275,000        9,578,663
       Series A, FSA Insured, 4.50%, 8/01/46 .............................................          5,325,000        5,042,402
    Monson GO, AMBAC Insured, 5.25%, 11/01/23 ............................................          1,675,000        1,808,782
    New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 .................          3,685,000        3,803,510
    Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured,
       5.125%, 10/01/18 ..................................................................          2,000,000        2,026,460
    Route 3 North Transportation Improvement Assn. Lease Revenue, NATL Insured,
       Pre-Refunded, 5.375%, 6/15/33 .....................................................         15,475,000       15,701,244
    Salisbury GO, NATL Insured, Pre-Refunded, 5.30%, 3/15/27 .............................          2,795,000        3,086,491
    Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 ................................          2,075,000        2,172,670
    Springfield GO,
       Municipal Purpose Loan, FGIC Insured, Pre-Refunded, 5.00%, 8/01/21 ................          5,000,000        5,373,000
       State Qualified Municipal Purpose Loan, FSA Insured, 4.50%, 8/01/26 ...............          2,000,000        2,050,080
    Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured,
       Pre-Refunded, 5.00%, 11/01/21 .....................................................          2,775,000        3,008,322
    University Building Authority Project Revenue, Senior Series 1, AMBAC Insured,
       Pre-Refunded, 5.25%,
       11/01/23 ..........................................................................          2,155,000        2,479,220
       11/01/28 ..........................................................................          5,035,000        5,792,516


                               84 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
    -------------------------------------------                                              ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    University of Massachusetts Building Authority Project Revenue, Senior Series 2004-1,
       AMBAC Insured, Pre-Refunded, 5.25%, 11/01/29 ......................................   $      3,000,000   $    3,523,800
    Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 ..          1,960,000        2,022,230
    Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ..........................................          1,230,000        1,273,911
    Worcester GO, Assured Guaranty, 5.00%, 11/01/37 ......................................          5,130,000        5,287,645
                                                                                                                --------------
                                                                                                                   569,676,586
                                                                                                                --------------
    U.S. TERRITORIES 0.7%
    PUERTO RICO 0.7%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       Assured Guaranty, 5.00%, 7/01/28 ..................................................          4,000,000        4,120,560
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $560,134,943) ..............                         573,797,146
                                                                                                                --------------
    SHORT TERM INVESTMENTS 0.4%
    MUNICIPAL BONDS 0.4%
    MASSACHUSETTS 0.4%
(a) Massachusetts State Health and Educational Facilities Authority Revenue,
       Harvard University, Refunding, Series R, Daily VRDN and Put, 0.09%, 11/01/49 ......            500,000          500,000
       Museum of Fine Arts, Series A-1, Daily VRDN and Put, 0.14%, 12/01/37 ..............            100,000          100,000
       Tufts University, Series G, Daily VRDN and Put, 0.09%, 2/15/26 ....................          1,800,000        1,800,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,400,000) .......................................                           2,400,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $562,534,943) 99.0% ..........................................                         576,197,146
    OTHER ASSETS, LESS LIABILITIES 1.0% ..................................................                           5,584,050
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  581,781,196
                                                                                                                ==============

See Abbreviations on page 144.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 85

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                                                         YEAR ENDED FEBRUARY 28,
                                                   -----------------------------------------------------------------
CLASS A                                               2010         2009         2008(a)        2007          2006
-------                                            ----------   ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    11.48   $    11.71    $    12.24    $    12.27    $    12.35
                                                   ----------   ----------    ----------    ----------    ----------
Income from investment operations(b):
   Net investment income(c) ....................         0.52         0.51          0.51          0.53          0.54
   Net realized and unrealized gains (losses) ..         0.49        (0.23)        (0.51)        (0.01)        (0.08)
                                                   ----------   ----------    ----------    ----------    ----------
Total from investment operations ...............         1.01         0.28            --          0.52          0.46
                                                   ----------   ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income .......................        (0.52)       (0.51)        (0.52)        (0.53)        (0.54)
   Net realized gains ..........................           --           --         (0.01)        (0.02)           --
                                                   ----------   ----------    ----------    ----------    ----------
Total distributions ............................        (0.52)       (0.51)        (0.53)        (0.55)        (0.54)
                                                   ----------   ----------    ----------    ----------    ----------
Redemption fees(d) .............................           --           --(e)         --(e)         --(e)         --(e)
                                                   ----------   ----------    ----------    ----------    ----------
Net asset value, end of year ...................   $    11.97   $    11.48    $    11.71    $    12.24    $    12.27
                                                   ==========   ==========    ==========    ==========    ==========
Total return(f) ................................         8.92%        2.41%        (0.06)%        4.35%         3.77%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         0.63%        0.63%         0.64%         0.64%         0.64%
Net investment income ..........................         4.40%        4.40%         4.25%         4.34%         4.38%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,345,427   $1,318,955    $1,294,052    $1,260,755    $1,230,439
Portfolio turnover rate ........................         5.47%       16.08%        13.00%         7.97%         6.55%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               86 | Annual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                                                YEAR ENDED FEBRUARY 28,
                                                   --------------------------------------------------
CLASS B                                              2010      2009     2008(a)      2007       2006
-------                                            -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 11.54   $ 11.77    $ 12.30    $ 12.33    $ 12.40
                                                   -------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ....................      0.46      0.45       0.45       0.46       0.47
   Net realized and unrealized gains (losses) ..      0.48     (0.24)     (0.52)     (0.01)     (0.07)
                                                   -------   -------    -------    -------    -------
Total from investment operations ...............      0.94      0.21      (0.07)      0.45       0.40
                                                   -------   -------    -------    -------    -------
Less distributions from:
   Net investment income .......................     (0.45)    (0.44)     (0.45)     (0.46)     (0.47)
   Net realized gains ..........................        --        --      (0.01)     (0.02)        --
                                                   -------   -------    -------    -------    -------
Total distributions ............................     (0.45)    (0.44)     (0.46)     (0.48)     (0.47)
                                                   -------   -------    -------    -------    -------
Redemption fees(d) .............................        --        --(e)      --(e)      --(e)      --(e)
                                                   -------   -------    -------    -------    -------
Net asset value, end of year ...................   $ 12.03   $ 11.54    $ 11.77    $  12.30   $ 12.33
                                                   =======   =======    =======    =======    =======
Total return(f) ................................      8.28%     1.84%     (0.61)%     3.77%      3.27%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.18%     1.18%      1.19%      1.19%      1.19%
Net investment income ..........................      3.85%     3.85%      3.70%      3.79%      3.83%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $17,892   $30,625    $39,466    $45,664    $51,285
Portfolio turnover rate ........................      5.47%    16.08%     13.00%      7.97%      6.55%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 87

Franklin Tax-Free Trust

FRANKLIN MICHIGAN TAX-FREE INCOME FUND


                                                                 YEAR ENDED FEBRUARY 28,
                                                ----------------------------------------------------------
                                                  2010       2009        2008(a)       2007         2006
                                                --------   --------     --------     --------     --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $  11.61   $  11.83     $  12.36     $  12.39     $  12.46
                                                --------   --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) .................       0.46       0.45         0.45         0.47         0.48
   Net realized and unrealized gains (losses)       0.49      (0.23)       (0.52)       (0.02)       (0.08)
                                                --------   --------     --------     --------     --------
Total from investment operations ............       0.95       0.22        (0.07)        0.45         0.40
                                                --------   --------     --------     --------     --------
Less distributions from:
   Net investment income ....................      (0.45)     (0.44)       (0.45)       (0.46)       (0.47)
   Net realized gains .......................         --         --        (0.01)       (0.02)          --
                                                --------   --------     --------     --------     --------
Total distributions .........................      (0.45)     (0.44)       (0.46)       (0.48)       (0.47)
                                                --------   --------     --------     --------     --------
Redemption fees(d) ..........................         --         --(e)        --(e)        --(e)        --(e)
                                                --------   --------     --------     --------     --------
Net asset value, end of year ................   $  12.11   $  11.61     $  11.83     $  12.36     $  12.39
                                                ========   ========     ========     ========     ========
Total return(f) .............................       8.31%      1.91%       (0.61)%       3.74%        3.25%
RATIOS TO AVERAGE NET ASSETS
Expenses ....................................       1.18%      1.18%        1.19%        1.19%        1.19%
Net investment income .......................       3.85%      3.85%        3.70%        3.79%        3.83%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $195,638   $173,295     $131,079     $126,535     $123,024
Portfolio turnover rate .....................       5.47%     16.08%       13.00%        7.97%        6.55%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               88 | Annual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                                   YEAR ENDED
                                                  FEBRUARY 28,
                                                ----------------
                                                 2010    2009(a)
                                                ------   -------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $11.49   $11.95
                                                ------   ------
Income from investment operations(b):
   Net investment income(c) .................     0.53     0.35
   Net realized and unrealized gains (losses)     0.50    (0.47)
                                                ------   ------
Total from investment operations ............     1.03    (0.12)
                                                ------   ------
Less distributions from net investment income    (0.53)   (0.34)
                                                ------   ------
Net asset value, end of year ................   $11.99   $11.49
                                                ======   ======
Total return(d) .............................     9.11%   (0.92)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ....................................     0.53%    0.53%
Net investment income .......................     4.50%    4.50%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $3,486   $  769
Portfolio turnover rate .....................     5.47%   16.08%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 89

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS 98.2%
    MICHIGAN 90.9%
    Adrian City School District GO, FSA Insured, Pre-Refunded, 5.00%,
       5/01/26 ...........................................................................   $      1,960,000   $    2,262,252
       5/01/29 ...........................................................................          2,125,000        2,452,696
       5/01/34 ...........................................................................          6,690,000        7,721,665
    Allen Park Brownfield RDA, GO, Limited Redevelopment, Tax Increment, AMBAC Insured,
       5.00%, 5/01/32 ....................................................................          7,300,000        7,552,507
    Allendale Public School District GO, School Building and Site,
       FGIC Insured, Pre-Refunded, 5.125%, 5/01/27 .......................................          6,450,000        7,062,492
       FGIC Insured, Pre-Refunded, 5.125%, 5/01/32 .......................................          5,490,000        6,011,330
       Series A, FSA Insured, 5.00%, 5/01/37 .............................................         11,810,000       12,174,693
    Anchor Bay School District GO, School Building and Site, Series II, FGIC Insured,
       Pre-Refunded,
       5.70%, 5/01/25 ....................................................................          5,000,000        5,044,200
       5.75%, 5/01/30 ....................................................................          3,750,000        3,783,450
    Avondale School District GO, School Building and Site, FSA Insured, Pre-Refunded,
       5.00%, 5/01/29 ....................................................................          9,000,000       10,150,380
    Battle Creek School District GO, School Building and Site, FSA Insured, 5.00%,
       5/01/31 ...........................................................................          4,000,000        4,091,520
       5/01/34 ...........................................................................         10,165,000       10,323,269
    Battle Creek School District Paying Agent and Registrar, School Building and Site,
       FSA Insured, 5.00%, 5/01/37 .......................................................          8,760,000        8,875,106
    Bay City School District GO, School Building and Site, FSA Insured, 5.00%, 5/01/31 ...          6,000,000        6,146,520
    Brown City Community School District GO, Building and Site, FGIC Insured,
       Pre-Refunded,
       5.00%, 5/01/31 ....................................................................          3,200,000        3,434,560
    Caledonia Community Schools GO, NATL Insured, 5.00%, 5/01/26 .........................          3,665,000        3,895,748
    Carman-Ainsworth Community School District GO,
       FGIC Insured, Pre-Refunded, 5.00%, 5/01/27 ........................................          1,550,000        1,687,780
       NATL Insured, 5.00%, 5/01/27 ......................................................          1,400,000        1,420,804
    Central Michigan University Revenue,
       General, AMBAC Insured, 5.00%, 10/01/34 ...........................................          8,905,000        8,854,776
       Series A, AMBAC Insured, 5.05%, 10/01/32 ..........................................         10,000,000       10,032,000
    Charles Stewart Mott Community College GO, FGIC Insured, Pre-Refunded, 5.50%,
       5/01/21 ...........................................................................          3,550,000        3,580,211
    Chippewa Valley Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 ....          4,500,000        4,569,210
    Detroit City School District GO, School Building and Site Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 ..............................          2,650,000        2,979,872
       Series A, FSA Insured, 6.00%, 5/01/29 .............................................         10,000,000       10,924,600
       Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 ..............................         38,330,000       41,926,504
       Series B, FGIC Insured, 5.00%, 5/01/25 ............................................          2,000,000        1,981,000
    Detroit GO, Series A, Assured Guaranty, 5.00%, 4/01/28 ...............................          5,000,000        4,970,400
    Detroit Public Improvements GO, Series A-1, NATL Insured, 5.00%, 4/01/20 .............         10,610,000        8,916,326
    Detroit Sewer Disposal System Revenue,
       second lien, Series A, NATL Insured, 5.125%, 7/01/33 ..............................         18,790,000       18,351,253
       senior lien, Refunding, Series A, FSA Insured, 5.00%, 7/01/32 .....................          5,960,000        5,803,192
       senior lien, Series B, FSA Insured, 7.50%, 7/01/33 ................................          6,000,000        7,151,220
    Detroit Water Supply System Revenue,
       FGIC Insured, ETM, 6.25%, 7/01/12 .................................................            905,000          963,192
       second lien, Refunding, Series C, FSA Insured, 5.00%, 7/01/33 .....................         20,000,000       19,862,400


                               90 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Detroit Water Supply System Revenue, (continued)
       second lien, Series B, FGIC Insured, Pre-Refunded, 5.50%, 7/01/33 .................   $     20,000,000   $   21,492,400
       second lien, Series B, NATL Insured, 5.00%, 7/01/34 ...............................          8,875,000        8,524,437
       senior lien, Refunding, Series B, BHAC Insured, 5.25%, 7/01/35 ....................         17,500,000       17,425,800
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .................          4,880,000        5,176,265
       senior lien, Series A, FSA Insured, 5.00%, 7/01/34 ................................         38,740,000       37,209,770
       senior lien, Series A, NATL Insured, 5.00%, 7/01/27 ...............................          4,930,000        4,930,444
       senior lien, Series A, NATL Insured, 5.00%, 7/01/30 ...............................         11,400,000       11,045,574
       senior lien, Series A, NATL Insured, Pre-Refunded, 5.25%, 7/01/33 .................          4,745,000        5,042,844
       Series B, NATL Insured, Pre-Refunded, 5.00%, 7/01/34 ..............................          5,270,000        5,960,054
    Detroit/Wayne County Stadium Authority Revenue, NATL Insured, 5.25%, 2/01/27 .........          5,500,000        5,500,990
    Eastern Michigan University Revenues, Series A, FGIC Insured, Pre-Refunded, 5.00%,
       6/01/28 ...........................................................................          6,730,000        7,600,997
       6/01/33 ...........................................................................         14,700,000       16,602,474
    Eaton Rapids Public Schools GO, School Building and Site, FSA Insured,
       5.00%, 5/01/26 ....................................................................          2,700,000        2,825,604
       5.00%, 5/01/29 ....................................................................            820,000          849,512
       Pre-Refunded, 5.00%, 5/01/29 ......................................................          1,930,000        2,227,625
    Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, NATL Insured, 5.75%,
       2/15/25 ...........................................................................            100,000          100,054
    Fennville Public Schools GO, School Building and Site, FGIC Insured,
       5.00%, 5/01/30 ....................................................................          2,085,000        2,160,039
       Pre-Refunded, 5.00%, 5/01/30 ......................................................          1,115,000        1,284,491
       Pre-Refunded, 5.00%, 5/01/34 ......................................................          3,250,000        3,744,033
    Ferris State University Revenue, FGIC Insured, 5.25%,
       10/01/26 ..........................................................................          1,500,000        1,521,285
       10/01/31 ..........................................................................          3,255,000        3,283,677
    Fowlerville Community School District GO, FGIC Insured, 5.00%,
       5/01/30 ...........................................................................          1,990,000        2,050,098
       5/01/34 ...........................................................................          8,145,000        8,288,189
    Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30 ...............          4,000,000        4,042,800
    Grand Blanc Community Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/28 ...........................................................................          4,250,000        4,432,707
    Grand Rapids Building Authority GO, AMBAC Insured, Pre-Refunded, 5.50%, 8/01/20 ......          2,000,000        2,043,440
    Grand Rapids Building Authority Revenue, AMBAC Insured, Series A,
       5.00%, 10/01/28 ...................................................................          3,590,000        3,677,883
       Pre-Refunded, 5.00%, 10/01/28 .....................................................          2,410,000        2,667,725
    Grand Rapids Sanitation Sewer System Revenue, NATL Insured, 5.00%,
       1/01/30 ...........................................................................          4,900,000        5,101,733
       1/01/34 ...........................................................................          2,420,000        2,498,602
    Grand Rapids Water Supply Revenue,
       Assured Guaranty, 5.10%, 1/01/39 ..................................................          3,000,000        3,107,640
       FGIC Insured, 5.00%, 1/01/35 ......................................................          3,500,000        3,599,470
    Grand Valley State University Revenue, General,
       5.75%, 12/01/34 ...................................................................          1,500,000        1,589,130
       Refunding, Series A, FSA Insured, 5.00%, 12/01/28 .................................         17,165,000       18,260,127
       Refunding, Series A, FSA Insured, 5.00%, 12/01/33 .................................          8,570,000        8,891,718
    Hartland Consolidated School District GO, FGIC Insured, Pre-Refunded, 6.00%,
       5/01/29 ...........................................................................         30,000,000       30,279,600


                               Annual Report | 91

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%, 4/01/24 ......   $        700,000   $      602,266
    Hazel Park School District GO, FSA Insured, 5.00%,
       5/01/27 ...........................................................................          9,000,000        9,238,500
       5/01/32 ...........................................................................         12,475,000       12,709,405
    HealthSource Saginaw Inc. Saginaw County GO, NATL Insured, 5.00%, 5/01/29 ............          4,145,000        4,266,200
    Huron School District GO, FSA Insured, Pre-Refunded,
       5.25%, 5/01/21 ....................................................................          1,500,000        1,585,080
       5.375%, 5/01/26 ...................................................................          2,500,000        2,645,425
    Jackson Brownfield RDAR, FGIC Insured,
       5.125%, 6/01/22 ...................................................................          2,290,000        2,365,524
       5.125%, 6/01/24 ...................................................................          1,215,000        1,250,308
       Pre-Refunded, 5.25%, 6/01/26 ......................................................          2,820,000        3,099,208
       Pre-Refunded, 5.375%, 6/01/30 .....................................................          5,830,000        6,423,436
    Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
       5/01/34 ...........................................................................          6,620,000        6,809,729
    Kalamazoo City School District GO, School Building and Site, FSA Insured,
       Pre-Refunded,
       5.00%, 5/01/21 ....................................................................          4,000,000        4,215,320
    Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
       Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 .............          3,570,000        3,915,362
       Bronson Methodist Hospital, Refunding, NATL Insured, 5.25%, 5/15/18 ...............            135,000          135,097
       Bronson Methodist Hospital, Refunding, Series B, FSA Insured, 5.00%, 5/15/26 ......          7,000,000        6,817,510
    L'Anse Creuse Public Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/35 ...........................................................................         10,000,000       10,076,200
    Lake St. Clair Shores Drain District GO, Series A, NATL Insured, 5.125%, 10/01/29 ....          1,000,000        1,008,960
    Lake Superior State University Revenue, Refunding, AMBAC Insured, 5.25%, 11/15/31 ....          3,320,000        3,199,019
    Lapeer Community Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/33 ...........................................................................          4,400,000        4,485,360
       5/01/37 ...........................................................................          4,325,000        4,385,463
    Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
       Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 ................................          2,115,000        2,130,355
    Livonia Municipal Building Authority GO, FGIC Insured, Pre-Refunded, 5.25%, 5/01/30 ..          3,950,000        3,982,034
    Lowell Area Schools GO, FGIC Insured, Pre-Refunded, 5.625%,
       5/01/25 ...........................................................................          3,125,000        3,152,219
       5/01/30 ...........................................................................          3,250,000        3,278,308
    Marysville Public School District GO, School Building and Site, Refunding, FSA
       Insured,
       5.00%, 5/01/35 ....................................................................          5,000,000        5,077,850
    Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC
       Insured,
       5.40%, 6/01/19 ....................................................................          5,000,000        5,023,100
       5.50%, 6/01/25 ....................................................................          5,000,000        5,003,850
    Michigan Municipal Bond Authority Revenue,
       Clean Water State Revolving Fund, 5.00%, 10/01/24 .................................         11,355,000       12,129,638
       Local Government Loan Program, Series C, NATL Insured, 6.00%, 11/01/10 ............            725,000          725,189
    Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, 6.25%, 10/15/38 ..........................         15,000,000       16,642,050
       Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 ...........          4,450,000        4,437,540
       Facilities Program, Refunding, Series I, FSA Insured, 5.00%, 10/15/24 .............          5,000,000        5,127,800
       Refunding, AMBAC Insured, 5.00%, 10/15/33 .........................................         21,000,000       20,941,200
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/32 ...............................         17,160,000       17,187,799


                               92 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan State Building Authority Revenue, (continued)
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/36 ...............................   $      5,000,000   $    4,905,900
       Refunding, Series IA, FSA Insured, 5.00%, 10/15/31 ................................         15,530,000       15,572,552
       Refunding, Series IA, FSA Insured, 5.00%, 10/15/32 ................................         10,000,000       10,016,200
       Refunding, Series IA, FSA Insured, 5.00%, 10/15/36 ................................          1,000,000        1,014,030
    Michigan State Comprehensive Transportation Revenue, Refunding, FSA Insured, 5.00%,
       5/15/26 ...........................................................................          4,740,000        5,016,389
       5/15/31 ...........................................................................          8,000,000        8,270,640
    Michigan State COP, AMBAC Insured, Pre-Refunded, 5.50%, 6/01/27 ......................         12,000,000       12,152,040
    Michigan State HDA Rental Housing Revenue, Refunding, Series A, AMBAC Insured, 6.00%,
       4/01/16 ...........................................................................             65,000           65,050
    Michigan State Hospital Finance Authority Revenue,
       Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%,
          8/15/24 ........................................................................         15,000,000       12,231,000
       Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%,
          8/15/27 ........................................................................         10,000,000        7,653,200
       Hospital, Sparrow Obligated Group, Refunding, 5.00%, 11/15/31 .....................         10,000,000        9,319,200
       Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/31 .......          8,500,000        8,156,770
       Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36 .......         12,465,000       11,471,789
       Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36 .......          6,165,000        5,657,374
       Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 ..............          6,000,000        6,097,440
       Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 ..............          1,750,000        1,778,420
       Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 ..............................            300,000          304,773
       Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 .................          8,605,000        8,758,427
       Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/24 ................................          7,065,000        7,080,048
       Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/32 ................................          1,000,000          973,870
       Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 ..          7,500,000        7,507,650
       Mid-Michigan Obligation Group, Series A, 6.125%, 6/01/39 ..........................          5,000,000        5,320,450
       Oakwood Obligated Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ........          7,500,000        7,540,950
       St. John's Health System, Refunding, Series A, AMBAC Insured, ETM, 5.125%,
          5/15/17 ........................................................................         14,500,000       14,571,920
       St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ......          2,830,000        2,975,887
       St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 ......          9,545,000       10,660,142
       Trinity Health Credit Group, Series A, 6.50%, 12/01/33 ............................         25,000,000       27,516,000
    Michigan State Revenue, Grant Antic Bonds, FSA Insured, 5.25%, 9/15/27 ...............         10,000,000       10,526,800
    Michigan State Strategic Fund Limited Obligation Revenue,
       Detroit Edison Co. Exempt Facilities Project, Refunding, Series ET-2, 5.50%,
          8/01/29 ........................................................................         10,000,000       10,683,100
       Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized
          Series AA, FGIC Insured, 6.95%, 5/01/11 ........................................          5,000,000        5,276,550
       Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized
          Series BB, AMBAC Insured, 7.00%, 5/01/21 .......................................          3,000,000        3,643,320
    Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
       Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ...         12,350,000       12,434,721
    Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%,
       11/01/30 ..........................................................................         19,680,000       21,203,822
    Michigan Technological University Revenue, General, Series A, NATL Insured, 5.00%,
       10/01/34 ..........................................................................          3,675,000        3,734,976
    Milan Area Schools GO, Series A, FGIC Insured, Pre-Refunded, 5.75%, 5/01/24 ..........          3,500,000        3,531,220


                               Annual Report | 93

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    North Kent Sewer Authority Revenue, Sanitary Sewer, NATL Insured, 5.00%, 11/01/31 ....   $      5,960,000   $    6,122,589
    Otsego Public Schools District GO, School Building and Site, FSA Insured,
       Pre-Refunded,
       5.00%, 5/01/34 ....................................................................          9,835,000       11,330,018
    Oxford Area Community School District GO, FSA Insured, Pre-Refunded, 5.00%,
       5/01/26 ...........................................................................          5,425,000        5,827,372
       5/01/31 ...........................................................................          4,865,000        5,225,837
    Pennfield School District GO, School Building and Site, FGIC Insured, Pre-Refunded,
       5.00%,
       5/01/29 ...........................................................................          1,150,000        1,324,812
       5/01/34 ...........................................................................          2,500,000        2,880,025
    Pinckney Community Schools GO, Refunding, FSA Insured, 5.00%, 5/01/26 ................          2,955,000        3,068,236
    Pontiac General Building Authority GO, FGIC Insured, Pre-Refunded, 5.375%,
       6/01/23 ...........................................................................          1,620,000        1,784,900
       6/01/27 ...........................................................................          2,635,000        2,903,217
    Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22 ...........................          1,600,000        1,650,160
    River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22 ..............          6,575,000        6,848,717
    Rockford Public Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/33 ....          8,220,000        8,514,687
    Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
       Refunding, 8.25%, 9/01/39 .........................................................         10,000,000       11,876,200
       Series M, NATL Insured, 5.25%, 11/15/31 ...........................................         12,750,000       11,855,970
       Series M, NATL Insured, 5.25%, 11/15/35 ...........................................         17,600,000       16,047,856
    Saginaw City School District GO, School Building and Site, FSA Insured, 5.00%,
       5/01/38 ...........................................................................         10,555,000       10,977,306
    Saginaw Hospital Finance Authority Revenue, Covenant Medical Center, Refunding,
       Series E, NATL Insured,
       5.375%, 7/01/19 ...................................................................          4,850,000        4,854,025
       5.50%, 7/01/24 ....................................................................          1,750,000        1,746,763
    Saginaw Valley State University Revenue,
       General, FSA Insured, 5.00%, 7/01/37 ..............................................          4,000,000        4,125,960
       General, Refunding, AMBAC Insured, 5.25%, 7/01/19 .................................            345,000          347,501
       General, Refunding, FSA Insured, 5.00%, 7/01/28 ...................................          7,050,000        7,508,814
       Series A, NATL Insured, 5.125%, 7/01/30 ...........................................          4,315,000        4,327,384
    South Macomb Disposal Authority Revenue, AMBAC Insured, Pre-Refunded, 5.25%,
       9/01/20 ...........................................................................          2,000,000        2,049,280
    South Redford School District GO, School Building and Site, NATL Insured, 5.00%,
       5/01/30 ...........................................................................          3,500,000        3,617,040
    Southfield Library Building Authority GO, Refunding, NATL Insured, 5.00%, 5/01/30 ....          6,535,000        6,821,168
    Southfield Public Schools GO, Refunding, NATL Insured, 4.75%, 5/01/29 ................          9,040,000        9,193,138
    Sparta Area Schools GO, School Building and Site, FGIC Insured, Pre-Refunded, 5.00%,
       5/01/30 ...........................................................................          2,730,000        3,144,987
    Sturgis Public School District GO, Refunding, FGIC Insured, 5.00%, 5/01/30 ...........          4,715,000        4,863,853
    Taylor Brownfield RDA, GO, Tax Increment, Series A, NATL Insured, 5.00%,
       5/01/29 ...........................................................................          2,900,000        2,926,042
       5/01/34 ...........................................................................          3,945,000        3,895,687
    Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 ..........          2,595,000        2,646,225
    Tecumseh Public Schools GO, FGIC Insured, Pre-Refunded, 5.50%,
       5/01/25 ...........................................................................          5,925,000        5,975,422
       5/01/30 ...........................................................................          4,500,000        4,538,295


                               94 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Thornapple Kellogg School GO, School Building and Site,
       FSA Insured, Pre-Refunded, 5.00%, 5/01/23 .........................................   $        965,000   $    1,072,848
       FSA Insured, Pre-Refunded, 5.00%, 5/01/28 .........................................          6,250,000        6,948,500
       Refunding, FSA Insured, 5.00%, 5/01/23 ............................................          3,035,000        3,158,191
    Trenton Public Schools School District GO, School Building and Site, FSA Insured,
       5.00%,
       5/01/31 ...........................................................................          4,575,000        4,754,889
       5/01/38 ...........................................................................          8,150,000        8,363,693
    Van Dyke Public Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 ....          5,000,000        5,069,900
    Warren Consolidated School District GO, FSA Insured, 4.875%, 5/01/22 .................          8,910,000        9,107,089
    Warren Water and Sewer Revenue, FSA Insured, Pre-Refunded, 5.125%, 11/01/23 ..........          2,450,000        2,636,764
    Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County Airport,
       Series A, NATL Insured, 5.25%, 12/01/18 ...........................................          5,500,000        5,510,670
    Wayne Charter County GO,
       Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, NATL Insured,
          5.25%, 12/01/25 ................................................................         17,000,000       16,890,690
       Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, NATL Insured,
          5.00%, 12/01/30 ................................................................         10,750,000        9,734,447
       Building Improvement, Series A, 6.75%, 11/01/39 ...................................          5,000,000        5,201,950
       Capital Improvement, Series A, FSA Insured, 5.00%, 2/01/34 ........................          7,640,000        7,840,397
       Capital Improvement, Series A, FSA Insured, 5.00%, 2/01/38 ........................         12,135,000       12,404,882
    Wayne County Airport Authority Revenue, Detroit Metropolitan Airport, Refunding,
       FGIC Insured, 5.00%,
       12/01/27 ..........................................................................          9,910,000        9,715,070
       12/01/28 ..........................................................................         10,170,000        9,856,459
    Wayne State University Revenues, General,
       AMBAC Insured, 5.00%, 11/15/30 ....................................................          2,925,000        2,973,058
       AMBAC Insured, 5.00%, 11/15/36 ....................................................          5,000,000        4,985,000
       Refunding, FSA Insured, 5.00%, 11/15/28 ...........................................         23,550,000       24,457,146
       Refunding, FSA Insured, 5.00%, 11/15/35 ...........................................         22,435,000       22,606,628
    West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
       5/01/19 ...........................................................................          2,100,000        2,119,572
       5/01/20 ...........................................................................          2,000,000        2,018,640
    West Ottawa Public School District GO, School Building Site, Refunding, NATL Insured,
       5.00%, 5/01/32 ....................................................................          6,025,000        6,143,331
    Western Michigan University Revenues, General, FSA Insured, 5.00%,
       11/15/28 ..........................................................................          5,500,000        5,806,130
       11/15/32 ..........................................................................          6,410,000        6,663,003
    Western Townships Utilities Authority GO, Sewer Disposal System, FGIC Insured, 4.75%,
       1/01/23 ...........................................................................          8,500,000        8,672,975
    Whitmore Lake Public School District GO, FGIC Insured, 5.00%, 5/01/32 ................          9,375,000        9,522,187
    Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 .........................         12,550,000       12,650,525
    Wyoming Sewer Disposal System Revenue, Refunding, NATL Insured, 5.00%, 6/01/27 .......          5,700,000        5,917,740
    Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC Insured, 5.00%,
       5/01/32 ...........................................................................          6,065,000        6,137,659
    Zeeland Public Schools GO, Refunding, FGIC Insured, 5.00%, 5/01/25 ...................          3,350,000        3,466,714
                                                                                                                --------------
                                                                                                                 1,420,917,516
                                                                                                                --------------


                               Annual Report | 95

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 7.3%
    PUERTO RICO 7.3%
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ..................................   $     11,945,000   $   11,983,224
       Series B, NATL Insured, Pre-Refunded, 5.875%, 7/01/35 .............................         16,430,000       16,897,762
       Series B, NATL Insured, Pre-Refunded, 5.875%, 7/01/35 .............................          8,570,000        8,806,703
       Series D, FSA Insured, Pre-Refunded, 5.00%, 7/01/32 ...............................          8,055,000        8,874,999
    Puerto Rico Electric Power Authority Power Revenue, Series RR, FGIC Insured,
       Pre-Refunded, 5.00%, 7/01/35 ......................................................         14,000,000       16,484,020
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...........          5,505,000        5,517,992
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub.,
       Series A, 5.375%, 8/01/39 .........................................................          9,000,000        9,002,970
       Series A, 6.00%, 8/01/42 ..........................................................         25,000,000       26,150,250
       Series B, 6.375%, 8/01/39 .........................................................         10,000,000       10,772,600
                                                                                                                --------------
                                                                                                                   114,490,520
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,495,978,745) .............................................................                       1,535,408,036
                                                                                                                --------------
    SHORT TERM INVESTMENTS 0.6%
    MUNICIPAL BONDS 0.6%
    MICHIGAN 0.6%
(a) Eastern Michigan University Revenues, General, Refunding, Series A, Daily VRDN and
       Put, 0.15%, 3/01/49 ...............................................................          7,300,000        7,300,000
(a) Michigan Higher Education Facilities Authority Revenue, Limited Obligation,
       University of Detroit, Refunding, Daily VRDN and Put, 0.17%, 11/01/36 .............          1,420,000        1,420,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $8,720,000) .......................................                           8,720,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $1,504,698,745) 98.8% ........................................                       1,544,128,036
    OTHER ASSETS, LESS LIABILITIES 1.2% ..................................................                          18,315,230
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $1,562,443,266
                                                                                                                ==============


See Abbreviations on page 144.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               96 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                    -------------------------------------------------------
CLASS A                                               2010       2009       2008(a)      2007        2006
-------                                             --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.80   $  11.51    $  12.16    $  12.13    $  12.23
                                                    --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) .....................       0.48       0.48        0.50        0.50        0.51
   Net realized and unrealized gains (losses) ...       0.40       0.30       (0.65)       0.03       (0.10)
                                                    --------   --------    --------    --------    --------
Total from investment operations ................       0.88       0.78       (0.15)       0.53        0.41
                                                    --------   --------    --------    --------    --------
Less distributions from net investment income ...      (0.48)     (0.49)      (0.50)      (0.50)      (0.51)
                                                    --------   --------    --------    --------    --------
Redemption fees(d) ..............................         --         --(e)       --(e)       --(e)       --(e)
                                                    --------   --------    --------    --------    --------
Net asset value, end of year ....................   $  12.20   $  11.80    $  11.51    $  12.16    $  12.13
                                                    ========   ========    ========    ========    ========
Total return(f) .................................       7.54%      6.90%      (1.34)%      4.50%       3.48%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.65%      0.66%       0.67%       0.66%       0.67%
Net investment income ...........................       3.96%      4.17%       4.14%       4.15%       4.17%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $768,806   $653,812    $545,977    $539,643    $528,660
Portfolio turnover rate .........................      10.24%     21.67%       9.99%      14.24%      13.03%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 97

Franklin Tax-Free Trust

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

                                                                   YEAR ENDED FEBRUARY 28,
                                                    ----------------------------------------------------
CLASS C                                               2010       2009      2008(a)      2007       2006
-------                                             --------   --------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.89   $  11.60    $ 12.24    $ 12.22    $ 12.31
                                                    --------   --------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) .....................       0.41       0.42       0.43       0.44       0.44
   Net realized and unrealized gains (losses) ...       0.41       0.29      (0.64)      0.01      (0.09)
                                                    --------   --------    -------    -------    -------
Total from investment operations ................       0.82       0.71      (0.21)      0.45       0.35
                                                    --------   --------    -------    -------    -------
Less distributions from net investment income ...      (0.41)     (0.42)     (0.43)     (0.43)     (0.44)
                                                    --------   --------    -------    -------    -------
Redemption fees(d) ..............................         --         --(e)      --(e)      --(e)      --(e)
                                                    --------   --------    -------    -------    -------
Net asset value, end of year ....................   $  12.30   $  11.89    $ 11.60    $ 12.24    $ 12.22
                                                    ========   ========    =======    =======    =======
Total return(f) .................................       6.97%      6.26%     (1.78)%     3.81%      2.98%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.20%      1.21%      1.22%      1.21%      1.22%
Net investment income ...........................       3.41%      3.62%      3.59%      3.60%      3.62%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $170,676   $102,212    $70,318    $64,873    $64,900
Portfolio turnover rate .........................      10.24%     21.67%      9.99%     14.24%     13.03%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               98 | Annual Report

Franklin Tax-Free Trust

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

                                                    PERIOD ENDED
                                                    FEBRUARY 28,
ADVISOR CLASS                                          2010(a)
-------------                                       ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $11.91
                                                       ------
Income from investment operations(b):
   Net investment income(c) .....................        0.33
   Net realized and unrealized gains (losses) ...        0.28
                                                       ------
Total from investment operations ................        0.61
                                                       ------
Less distributions from net investment income ...       (0.32)
                                                       ------
Net asset value, end of period ..................      $12.20
                                                       ======
Total return(d) .................................        5.14%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ........................................        0.55%
Net investment income ...........................        4.06%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $4,451
Portfolio turnover rate .........................       10.24%

(a)  For the period July 1, 2009 (effective date) to February 28, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 99

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                                  ----------------   --------------
    MUNICIPAL BONDS 99.0%
    MINNESOTA 95.1%
    Anoka County Housing and RDA, GO, Housing Development, Refunding, AMBAC Insured,
       4.875%, 2/01/24 ...................................................................   $      2,195,000   $    2,313,420
    Anoka County Regional Railroad Authority GO, Limited Tax, Series A, XLCA Insured,
       4.50%, 2/01/32 ....................................................................         11,125,000       11,243,147
    Anoka-Hennepin ISD No. 11 GO,
       School Building, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20 ............          5,870,000        6,837,083
       School District Credit Enhancement Program, Series A, FSA Insured, 5.00%,
          2/01/20 ........................................................................          6,130,000        6,379,246
    Bloomington ISD No. 271 GO, School Building, Refunding, Series C, FSA Insured, 4.50%,
       2/01/23 ...........................................................................          2,500,000        2,677,875
    Blue Earth County EDA Public Project Lease Revenue, Series A, NATL Insured, 4.50%,
       12/01/24 ..........................................................................          1,055,000        1,125,242
(a) Brainerd ISD No. 181 GO, School Building, Refunding, Series A, 4.00%,
       2/01/19 ...........................................................................          5,025,000        5,476,848
       2/01/20 ...........................................................................          5,025,000        5,443,884
       2/01/21 ...........................................................................          4,035,000        4,338,553
    Brooklyn Center ISD No. 286 GO, FGIC Insured, 5.00%, 2/01/22 .........................          1,000,000        1,068,430
    Byron ISD No. 531 GO, School Building, Series A, NATL Insured, 5.00%, 2/01/24 ........          2,015,000        2,158,770
    Cambridge ISD No. 911 GO, Series A, NATL Insured, 4.25%, 2/01/24 .....................          1,235,000        1,276,434
    Cass Lake ISD No. 115 GO, Refunding, NATL Insured, 5.00%, 2/01/22 ....................          3,805,000        3,985,205
    Centennial ISD No. 012 GO, Series A, FSA Insured, 5.00%, 2/01/21 .....................          1,000,000        1,068,430
    Chaska ISD No. 112 GO,
       Refunding, Series A, 4.00%, 2/01/16 ...............................................          4,985,000        5,503,041
       School Building, Series A, NATL Insured, 4.50%, 2/01/28 ...........................         15,000,000       15,595,500
    Chisago County GO, Capital Improvement, Series A, NATL Insured, 4.75%, 2/01/26 .......          2,415,000        2,565,575
    Dakota County CDA Governmental Housing Development GO, Senior Housing Facilities,
       Series A, 5.125%, 1/01/35 .........................................................          2,625,000        2,741,261
    Dakota County Housing and RDA, SFMR, GNMA Secured,
       5.75%, 4/01/18 ....................................................................             92,000           92,034
       5.85%, 10/01/30 ...................................................................            155,000          155,070
    Duluth ISD No. 709 COP, Full Term Certificates, Series B,
       4.75%, 2/01/25 ....................................................................          8,445,000        8,902,635
       FSA Insured, 5.00%, 2/01/28 .......................................................         18,890,000       20,381,743
    Eagan GO, Recreational Facilities, Series A, NATL Insured, 5.00%, 2/01/21 ............          3,075,000        3,285,422
    Elk River ISD No. 728 GO, School Building, Refunding, Series A, FSA Insured, 4.25%,
       2/01/23 ...........................................................................          5,000,000        5,225,200
       2/01/24 ...........................................................................          6,265,000        6,508,145
    Farmington ISD No. 192 GO,
       NATL Insured, 5.25%, 2/01/24 ......................................................          5,915,000        6,168,931
       School Building, Refunding, Series A, FSA Insured, 4.50%, 2/01/24 .................          5,015,000        5,302,510
       School Building, Series B, FSA Insured, 5.00%, 2/01/23 ............................          3,000,000        3,259,170
       School Building, Series B, FSA Insured, 4.75%, 2/01/27 ............................         16,075,000       16,945,783
    Fergus Falls ISD No. 544 GO, School Building, Series A, FSA Insured, 5.00%, 1/01/25 ..          1,655,000        1,823,611
    Fridley ISD No. 014 GO, Alternative Facilities, Series A, FSA Insured, 4.375%,
       2/01/27 ...........................................................................          2,040,000        2,104,382
    Hastings ISD No. 200 GO, Refunding, Series A, FSA Insured, 4.50%, 2/01/22 ............          2,700,000        2,835,702
(a) Hennepin County Regional Railroad Authority GO, Limited Tax, Refunding, Series A,
       4.00%,
       12/01/27 ..........................................................................          2,475,000        2,527,025
       12/01/28 ..........................................................................          2,590,000        2,619,086
    Hennepin County Sales Tax Revenue,
       Hennepin County Sales Tax, 4.75%, 12/15/37 ........................................         25,000,000       25,652,750
       Second Lien, Ballpark Project, Series B, 5.00%, 12/15/21 ..........................          5,000,000        5,589,950


                                   100 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., FSA Insured,
       Pre-Refunded, 5.00%, 11/01/25 .....................................................   $      8,000,000   $    9,147,440
    Hopkins ISD No. 270 GO, FGIC Insured, 5.125%, 2/01/22 ................................          3,880,000        4,154,626
    Hubbard County Housing and RDA, GO, Heritage Center Project, NATL Insured, 5.50%,
       8/01/27 ...........................................................................          1,085,000        1,107,926
    Lake Superior ISD No. 381 GO, Series A, FSA Insured, 5.00%, 4/01/23 ..................          4,195,000        4,624,274
    Lakeview ISD No. 2167 GO, NATL Insured, 5.25%, 2/01/26 ...............................          3,705,000        3,864,056
    Lakeville ISD No. 194 GO,
       School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/16 ............          5,405,000        6,255,693
       School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/17 ............          5,750,000        6,664,998
       Series A, FGIC Insured, 5.00%, 2/01/23 ............................................         10,180,000       11,166,646
    Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/29 .......................          2,700,000        2,812,860
    Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series B,
       4.50%, 12/01/26 ...................................................................          5,000,000        5,231,400
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
       senior bond, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/20 ...................          5,400,000        5,905,062
       senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/23 ....................         14,800,000       15,960,024
       senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/26 ....................         10,000,000       10,585,700
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 ..............................          7,000,000        7,286,230
       Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 ..............................          2,000,000        2,081,780
       Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 ..............................          9,000,000        9,368,010
    Minneapolis CDA and St. Paul Housing and RDAR, Health Care Facilities, Carondelet,
       Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15 .............................            480,000          518,117
    Minneapolis GO, Various Purpose,
       Pre-Refunded, 5.125%, 12/01/28 ....................................................          3,000,000        3,240,120
       Refunding, 4.00%, 12/01/25 ........................................................          4,500,000        4,636,665
    Minneapolis Health Care System Revenue, Fairview Health Services, Series D, AMBAC
       Insured, 5.00%, 11/15/34 ..........................................................         12,645,000       12,192,309
    Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ...........          5,000,000        5,024,950
    Minneapolis Health Care System Revenue, Fairview Health Services, Series B, Assured
       Guaranty, 6.50%, 11/15/38 .........................................................         35,000,000       39,082,400
    Minneapolis Special School District No. 001 COP,
       Refunding, Series A, NATL Insured, 4.50%, 2/01/21 .................................          2,715,000        2,843,718
       Series A, FSA Insured, 5.00%, 2/01/21 .............................................          1,950,000        2,021,858
    Minnesota Agricultural and Economic Development Board Revenue,
       Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%,
          12/01/22 .......................................................................          4,870,000        4,871,802
       Health Care Facility, Essentia, Series C1, Assured Guaranty, 5.00%, 2/15/30 .......         15,100,000       15,276,670
       Health Care System, Refunding, Series A, NATL Insured, 5.75%, 11/15/26 ............            365,000          365,555
       Series E, Assured Guaranty, 5.00%, 2/15/37 ........................................         20,600,000       20,448,590
    Minnesota Public Facilities Authority Clean Water Revenue, Series A, 5.00%, 3/01/24 ..          6,900,000        7,811,352
    Minnesota State 911 Revenue, Public Safety Radio Communication System, Assured
       Guaranty,
       4.50%, 6/01/22 ....................................................................          3,000,000        3,259,770
       4.50%, 6/01/23 ....................................................................          3,410,000        3,677,174
       4.50%, 6/01/24 ....................................................................          3,745,000        4,016,999
       5.00%, 6/01/24 ....................................................................          5,000,000        5,517,750
       4.50%, 6/01/25 ....................................................................          2,745,000        2,924,331


                               Annual Report | 101

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Minnesota State Colleges and University Revenue, Fund, Series A,
       4.50%, 10/01/26 ...................................................................   $      5,770,000   $    6,002,185
       4.625%, 10/01/29 ..................................................................          6,615,000        6,876,954
       NATL Insured, 5.00%, 10/01/22 .....................................................          1,745,000        1,896,815
       NATL Insured, 5.00%, 10/01/23 .....................................................          1,825,000        1,972,168
       NATL Insured, 5.00%, 10/01/24 .....................................................          1,900,000        2,047,212
       NATL Insured, 5.00%, 10/01/25 .....................................................          1,155,000        1,237,224
       NATL Insured, 5.00%, 10/01/26 .....................................................          1,715,000        1,828,173
       NATL Insured, 5.00%, 10/01/32 .....................................................          5,540,000        5,763,761
    Minnesota State GO,
       Highway and Various Purpose, 5.00%, 8/01/23 .......................................          3,000,000        3,374,760
       Highway and Various Purpose, FSA Insured, 5.00%, 8/01/22 ..........................          1,000,000        1,126,330
       Highway and Various Purpose, FSA Insured, 5.00%, 8/01/25 ..........................         10,000,000       11,081,600
       NATL Insured, 5.00%, 6/01/26 ......................................................         10,000,000       10,945,800
       Various Purpose, Refunding, Series H, 5.00%, 11/01/27 .............................          5,000,000        5,579,650
       Various Purposes, Series A, 4.25%, 12/01/27 .......................................          5,000,000        5,185,700
       Various Purposes, Series A, 4.50%, 12/01/28 .......................................         15,540,000       16,431,219
    Minnesota State HFAR,
       Non Profit Housing State Appropriation, 4.00%, 8/01/29 ............................          3,675,000        3,601,904
       Rental Housing, Refunding, Series D, NATL Insured, 5.90%, 8/01/15 .................            690,000          692,691
       Rental Housing, Refunding, Series D, NATL Insured, 5.95%, 2/01/18 .................            200,000          200,582
       Rental Housing, Refunding, Series D, NATL Insured, 6.00%, 2/01/22 .................            220,000          220,931
       Residential Housing Finance, Series E, 4.90%, 7/01/29 .............................         12,035,000       12,100,470
       Residential Housing Finance, Series E, 5.10%, 1/01/40 .............................         11,485,000       11,560,456
       SFM, Series G, AMBAC Insured, 6.25%, 7/01/26 ......................................            150,000          150,560
    Minnesota State Higher Education Facilities Authority Revenue,
       St. John's University, Series 5-I, NATL Insured, Pre-Refunded, 5.25%, 10/01/21 ....          1,750,000        1,872,990
       St. John's University, Series 5-I, NATL Insured, Pre-Refunded, 5.25%, 10/01/26 ....          1,500,000        1,605,420
       University of St.Thomas, Series 7-A, 5.00%, 10/01/29 ..............................          5,420,000        5,607,478
       University of St.Thomas, Series 7-A, 5.00%, 10/01/39 ..............................          4,485,000        4,464,234
       University of St.Thomas, Series Six-X, 5.00%, 4/01/29 .............................          2,250,000        2,303,753
       University of St.Thomas, Series Six-X, 5.25%, 4/01/39 .............................          5,000,000        5,079,500
    Minnesota State Public Facilities Authority Clean Water Revenue, Series B, 4.75%,
       3/01/27 ...........................................................................          5,000,000        5,465,850
    Minnetonka ISD No. 276 GO, Alternative Facilities, Series F,
       4.00%, 7/01/24 ....................................................................          2,305,000        2,384,799
       4.10%, 7/01/25 ....................................................................          2,145,000        2,212,074
    Minnetonka MFHR, Cedar Hills Project, Refunding, Series A, GNMA Secured,
       5.90%, 10/20/19 ...................................................................          1,750,000        1,765,120
       5.95%, 10/20/29 ...................................................................          5,955,000        6,048,613
    Moorhead ISD No. 152 GO, School Building, Refunding, 4.25%, 4/01/22 ..................          4,690,000        4,864,046
    Mounds View ISD No. 621 GO, School Building, Refunding, Series A, 4.00%, 2/01/20 .....          1,000,000        1,067,180
    New Brighton GO, Tax Increment, Series A, NATL Insured, 5.00%, 2/01/32 ...............          5,110,000        5,362,230
    North Branch Water System Revenue,
       FSA Insured, 4.75%, 8/01/27 .......................................................          1,500,000        1,595,235
       Series A, FSA Insured, 5.00%, 8/01/33 .............................................          1,325,000        1,373,429
    Northern Municipal Power Agency Electric System Revenue,
       Refunding, FSA Insured, 5.00%, 1/01/12 ............................................            540,000          540,886
       Refunding, Series A, Assured Guaranty, 5.00%, 1/01/21 .............................          1,505,000        1,618,823
       Series A, AMBAC Insured, 5.00%, 1/01/26 ...........................................          2,000,000        2,042,740


                               102 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Northfield ISD No. 659 GO, School Building, Refunding, Series A, 4.00%,
       2/01/19 ...........................................................................   $      2,515,000   $    2,764,010
       2/01/20 ...........................................................................          3,420,000        3,696,746
       2/01/21 ...........................................................................          3,575,000        3,829,540
    Osseo ISD No. 279 GO, Series A, FSA Insured, 5.00%, 2/01/20 ..........................          3,000,000        3,115,650
    Pine City Health Care and Housing Revenue, North Branch, Series A, GNMA Secured,
       5.00%, 10/20/38 ...................................................................          4,280,000        4,290,828
    Pipestone-Jasper ISD No. 2689 GO, Refunding, Series A, FSA Insured, 5.00%, 3/01/20 ...          1,595,000        1,705,549
    Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
       6.25%, 6/01/16 ....................................................................          1,600,000        1,601,968
       6.125%, 6/01/24 ...................................................................          1,815,000        1,815,054
    Prior Lake ISD No. 719 GO, Series C, NATL Insured, 5.00%,
       2/01/21 ...........................................................................          2,000,000        2,086,160
       2/01/23 ...........................................................................          6,025,000        6,263,168
    Robbinsdale ISD No. 281 GO, Refunding, Series A, NATL Insured, 4.50%, 2/01/22 ........          3,000,000        3,092,340
    Rochester Electric Utility Revenue, AMBAC Insured, Pre-Refunding, 5.25%, 12/01/24 ....          3,000,000        3,111,480
    Rush City ISD No. 139 GO, School Building, NATL Insured,
       5.00%, 2/01/21 ....................................................................          1,680,000        1,822,464
       5.125%, 2/01/26 ...................................................................          4,245,000        4,619,621
    Sauk Rapids ISD No. 047 GO,
       School Building, Refunding, Series A, FSA Insured, 5.00%, 2/01/22 .................          2,200,000        2,401,762
       School Building, Refunding, Series A, FSA Insured, 4.50%, 2/01/25 .................          2,175,000        2,275,964
       Series A, NATL Insured, 5.75%, 2/01/23 ............................................          2,740,000        2,870,068
       Series A, NATL Insured, 5.75%, 2/01/26 ............................................          5,000,000        5,237,350
    Scott County GO, Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/27 .......          5,590,000        6,094,777
    South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%, 2/01/23 ........          4,000,000        4,130,840
    Southern Minnesota Municipal Power Agency Power Supply System Revenue,
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/19 .......          5,875,000        4,199,391
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20 .......         14,035,000        9,509,835
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23 .......          4,000,000        2,323,480
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26 .......          5,000,000        2,445,500
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27 .......          6,600,000        3,035,076
       Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18 ......         15,935,000       12,014,990
       Refunding, Series A, 5.00%, 1/01/21 ...............................................          1,000,000        1,086,890
       Refunding, Series A, 5.00%, 1/01/22 ...............................................          2,060,000        2,222,967
       Refunding, Series A, 5.50%, 1/01/24 ...............................................          1,000,000        1,103,540
       Refunding, Series A, 5.25%, 1/01/30 ...............................................          2,000,000        2,087,420
       Series A, NATL Insured, Pre-Refunded, 5.75%, 1/01/18 ..............................          1,000,000        1,092,230
    Spring Lake Park ISD No. 16 GO, School Building, Series A, FSA Insured, 5.00%,
       2/01/29 ...........................................................................          4,025,000        4,278,414
    St. Cloud Health Care Revenue,
       Centracare Health System Project, Assured Guaranty, 5.375%, 5/01/31 ...............          1,000,000        1,043,660
       Centracare Health System Project, Assured Guaranty, 5.50%, 5/01/39 ................         27,200,000       28,107,120
       St. Cloud Hospital Obligation, Group A, FSA Insured, 5.875%, 5/01/30 ..............         17,785,000       18,124,871
    St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A,
       AMBAC Insured, 5.00%, 7/01/15 .....................................................          1,165,000        1,167,947
    St. Michael ISD No. 885 GO,
       FSA Insured, 5.00%, 2/01/23 .......................................................          3,300,000        3,525,819
       School Building, Refunding, FSA Insured, 5.00%, 2/01/24 ...........................          2,735,000        2,957,985
       School Building, Series A, FSA Insured, 4.75%, 2/01/29 ............................          5,000,000        5,227,650


                               Annual Report | 103

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    St. Paul Housing and RDA Health Care Revenue, Allina Health System,
       Refunding, Series A-1, 5.25%, 11/15/29 ............................................   $      5,000,000   $    5,018,450
       Series A, NATL Insured, 5.00%, 11/15/22 ...........................................          5,000,000        5,131,350
    St. Paul ISD No. 625 GO, School Building, Series A, FSA Insured, 5.00%,
       2/01/24 ...........................................................................          1,615,000        1,776,048
       2/01/25 ...........................................................................          1,675,000        1,831,227
       2/01/26 ...........................................................................          1,745,000        1,896,588
    St. Paul Sales Tax Revenue, Sub Series A, XLCA Insured, 5.00%, 11/01/30 ..............          7,360,000        7,610,240
    St. Peter GO, Hospital, Series A, NATL Insured, 5.00%, 9/01/32 .......................          5,000,000        5,018,600
    State Cloud Health Care Revenue, Centracare Health System, Series A, 5.125%,
       5/01/30 ...........................................................................         19,000,000       18,915,830
    University of Minnesota Revenue, Series A,
       5.25%, 4/01/29 ....................................................................          1,000,000        1,100,740
       5.125%, 4/01/34 ...................................................................          1,000,000        1,065,300
    Upsala ISD No. 487 GO, School Building, FGIC Insured, 5.00%,
       2/01/22 ...........................................................................          1,140,000        1,250,489
       2/01/28 ...........................................................................          2,400,000        2,632,608
    Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22 ........          5,340,000        5,677,274
    Washington County Housing and RDAR, Government Housing, Landfall Terrace Project,
       Refunding,
       5.35%, 2/01/22 ....................................................................          1,000,000        1,001,600
       5.40%, 8/01/27 ....................................................................          2,015,000        2,018,244
    Watertown ISD No. 111 GO, Series A, FSA Insured, 5.00%, 2/01/24 ......................          2,725,000        2,947,169
    West St. Paul ISD No. 197 GO, School Building, Series B, 5.00%,
       2/01/21 ...........................................................................          3,340,000        3,600,052
       2/01/22 ...........................................................................          3,500,000        3,756,410
    Western Minnesota Municipal Power Agency Revenue,
       NATL Insured, 5.00%, 1/01/26 ......................................................          8,565,000        8,740,839
       Refunding, Series A, AMBAC Insured, 5.50%, 1/01/12 ................................          2,745,000        2,754,059
       Refunding, Series A, AMBAC Insured, 5.50%, 1/01/13 ................................          4,500,000        4,514,850
       Series A, FSA Insured, 5.00%, 1/01/36 .............................................          6,000,000        6,167,220
       Series A, NATL Insured, 5.00%, 1/01/30 ............................................          7,200,000        7,278,912
    Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
       2/01/22 ...........................................................................          2,550,000        2,649,170
       2/01/25 ...........................................................................          3,000,000        3,101,580
       2/01/32 ...........................................................................          5,415,000        5,527,903
                                                                                                                --------------
                                                                                                                   897,638,369
                                                                                                                --------------
    U.S. TERRITORIES 3.9%
    PUERTO RICO 3.6%
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ........................................            580,000          617,056
       Refunding, FSA Insured, 5.00%, 7/01/23 ............................................            955,000          963,356
       Refunding, FSA Insured, 5.125%, 7/01/30 ...........................................            420,000          422,083
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Series Y, FSA Insured, 6.25%, 7/01/21 .............................................         10,000,000       11,452,800
    Puerto Rico Electric Power Authority Power Revenue, Refunding,
       Series SS, NATL Insured, 5.00%, 7/01/25 ...........................................          5,000,000        5,076,700
       Series V, FGIC Insured, 5.25%, 7/01/30 ............................................          5,000,000        5,100,200


                               104 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.75%, 8/01/12 .......   $      5,000,000   $    5,058,750
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ..          1,000,000        1,017,490
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series F,
       XLCA Insured, 5.25%, 7/01/25 ......................................................          2,500,000        2,473,875
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...........            800,000          801,888
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       AMBAC Insured, ETM, 5.50%,
       8/01/27 ...........................................................................            375,000          444,525
       8/01/27 ...........................................................................            625,000          749,625
                                                                                                                --------------
                                                                                                                    34,178,348
                                                                                                                --------------
    U.S. VIRGIN ISLANDS 0.3%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, FSA Insured, 5.25%,
       10/01/20 ..........................................................................          1,160,000        1,203,361
       10/01/21 ..........................................................................          1,000,000        1,033,600
                                                                                                                --------------
                                                                                                                     2,236,961
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                          36,415,309
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $895,074,148) ...............................................................                         934,053,678
                                                                                                                --------------
    SHORT TERM INVESTMENTS 2.2%
    MUNICIPAL BONDS 2.2%
    MINNESOTA 1.9%
(b) Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Allina  Health
       System, Refunding, Series B-2, Daily VRDN and Put, 0.14%, 11/15/35 ................          8,000,000        8,000,000
(b) Minnesota Agricultural and Economic Development Board Revenue, Health Care Facility,
       Essentia, Refunding, Series C-3, Assured Guaranty, Daily VRDN and Put, 0.15%,
          2/15/32 ........................................................................          8,800,000        8,800,000
(b) Roseville Health Care Facilities Revenue, Presbyterian Homes Project, Refunding, Daily
       VRDN and Put, 0.14%, 10/01/29 .....................................................          1,360,000        1,360,000
                                                                                                                --------------
                                                                                                                    18,160,000
                                                                                                                --------------
    U.S. TERRITORIES 0.3%
    PUERTO RICO (COST $3,000,000) 0.3%
(b) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and
       Put, 0.12%, 7/01/32 ...............................................................          3,000,000        3,000,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $21,160,000) ......................................                          21,160,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $916,234,148) 101.2% .........................................                         955,213,678
    OTHER ASSETS, LESS LIABILITIES (1.2)% ................................................                         (11,279,984)
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  943,933,694
                                                                                                                ==============

See Abbreviations on page 144.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 105

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OHIO TAX-FREE INCOME FUND

                                                                         YEAR ENDED FEBRUARY 28,
                                                   ---------------------------------------------------------------
CLASS A                                               2010         2009         2008(a)        2007         2006
-------                                            ----------   ----------    ----------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    12.08   $    11.91    $    12.64     $  12.60     $  12.64
                                                   ----------   ----------    ----------     --------     --------
Income from investment operations(b):
   Net investment income(c) ....................         0.51         0.51          0.51         0.52         0.53
   Net realized and unrealized gains (losses) ..         0.42         0.17         (0.73)        0.04        (0.04)
                                                   ----------   ----------    ----------     --------     --------
Total from investment operations ...............         0.93         0.68         (0.22)        0.56         0.49
                                                   ----------   ----------    ----------     --------     --------
Less distributions from:
   Net investment income .......................        (0.51)       (0.51)        (0.51)       (0.52)       (0.53)
   Net realized gains ..........................           --           --           (--)(d)      (--)(d)       --
                                                   ----------   ----------    ----------     --------     --------
Total distributions ............................        (0.51)       (0.51)        (0.51)       (0.52)       (0.53)
                                                   ----------   ----------    ----------     --------     --------
Redemption fees(e) .............................           --           --(d)         --(d)        --(d)        --(d)
                                                   ----------   ----------    ----------     --------     --------
Net asset value, end of year ...................   $    12.50   $    12.08    $    11.91     $  12.64     $  12.60
                                                   ==========   ==========    ==========     ========     ========
Total return(f) ................................         7.82%        5.83%        (1.82)%       4.61%        3.98%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         0.64%        0.64%         0.65%        0.65%        0.65%
Net investment income ..........................         4.10%        4.26%         4.11%        4.17%        4.20%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,314,090   $1,144,463    $1,010,704     $980,493     $901,614
Portfolio turnover rate ........................         4.17%       11.12%        16.47%       10.55%       16.44%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

    The accompanying notes are an integral part of these financial statements.


                              106 | Annual Report

Franklin Tax-Free Trust

FRANKLIN OHIO TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   ----------------------------------------------------
CLASS B                                              2010      2009     2008(a)       2007        2006
-------                                            -------   -------    -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 12.13   $ 11.96    $ 12.69     $ 12.64     $ 12.68
                                                   -------   -------    -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ....................      0.44      0.45       0.44        0.45        0.46
   Net realized and unrealized gains (losses) ..      0.42      0.16      (0.73)       0.06       (0.04)
                                                   -------   -------    -------     -------     -------
Total from investment operations ...............      0.86      0.61      (0.29)       0.51        0.42
                                                   -------   -------    -------     -------     -------
Less distributions from:
   Net investment income .......................     (0.44)    (0.44)     (0.44)      (0.46)      (0.46)
   Net realized gains ..........................        --        --        (--)(d)     (--)(d)      --
                                                   -------   -------    -------     -------     -------
Total distributions ............................     (0.44)    (0.44)     (0.44)      (0.46)      (0.46)
                                                   -------   -------    -------     -------     -------
Redemption fees(e) .............................        --        --(d)      --(d)       --(d)       --(d)
                                                   -------   -------    -------     -------     -------
Net asset value, end of year ..................    $ 12.55   $ 12.13    $ 11.96     $ 12.69     $ 12.64
                                                   =======   =======    =======     =======     =======
Total return(f) ................................      7.21%     5.22%     (2.35)%      4.11%       3.41%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.19%     1.19%      1.20%       1.20%       1.20%
Net investment income ..........................      3.55%     3.71%      3.56%       3.62%       3.65%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $27,577   $36,629    $42,638     $51,897     $56,478
Portfolio turnover rate ........................      4.17%    11.12%     16.47%      10.55%      16.44%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Annual Report | 107

Franklin Tax-Free Trust

FRANKLIN OHIO TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                   ---------------------------------------------------------
CLASS C                                              2010       2009       2008(a)       2007         2006
-------                                            --------   --------    --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  12.19   $  12.02    $  12.75     $  12.70     $  12.74
                                                   --------   --------    --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ....................       0.44       0.45        0.45         0.46         0.46
   Net realized and unrealized gains (losses) ..       0.43       0.16       (0.74)        0.04        (0.04)
                                                   --------   --------    --------     --------     --------
Total from investment operations                       0.87       0.61       (0.29)        0.50         0.42
                                                   --------   --------    --------     --------     --------
Less distributions from:
   Net investment income .......................      (0.44)     (0.44)      (0.44)       (0.45)       (0.46)
   Net realized gains ..........................         --         --         (--)(d)      (--)(d)       --
                                                   --------   --------    --------     --------     --------
Total distributions ............................      (0.44)     (0.44)      (0.44)       (0.45)       (0.46)
                                                   --------   --------    --------     --------     --------
Redemption fees(e) .............................         --         --(d)       --(d)        --(d)        --(d)
                                                   --------   --------    --------     --------     --------
Net asset value, end of year ...................   $  12.62   $  12.19    $  12.02     $  12.75     $  12.70
                                                   ========   ========    ========     ========     ========
Total return(f) ................................       7.24%      5.19%      (2.34)%       4.08%        3.38%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.19%      1.19%       1.20%        1.20%        1.20%
Net investment income ..........................       3.55%      3.71%       3.56%        3.62%        3.65%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $287,586   $201,779    $158,124     $143,804     $130,540
Portfolio turnover rate ........................       4.17%     11.12%      16.47%       10.55%       16.44%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              108 | Annual Report

Franklin Tax-Free Trust

FRANKLIN OHIO TAX-FREE INCOME FUND

                                                      YEAR ENDED
                                                     FEBRUARY 28,
                                                   -----------------
ADVISOR CLASS                                        2010    2009(a)
-------------                                      -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 12.08   $12.27
                                                   -------   ------
Income from investment operations(b):
   Net investment income(c) ....................      0.52     0.35
   Net realized and unrealized gains (losses) ..      0.42    (0.19)
                                                   -------   ------
Total from investment operations ...............      0.94     0.16
                                                   -------   ------
Less distributions from net investment income ..     (0.52)   (0.35)
                                                   -------   ------
Net asset value, end of year ...................   $ 12.50   $12.08
                                                   =======   ======
Total return(d) ................................      7.93%    1.37%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................      0.54%    0.54%
Net investment income ..........................      4.20%    4.36%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $13,367   $  352
Portfolio turnover rate ........................      4.17%   11.12%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 109

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS 98.1%
    OHIO 95.1%
    Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
       Children's Hospital Center, FSA Insured, 5.00%, 11/15/22 ..........................   $      5,000,000   $    5,105,900
    Akron GO, Improvement, NATL Insured, 5.00%,
       12/01/20 ..........................................................................          2,150,000        2,262,144
       12/01/21 ..........................................................................          2,255,000        2,370,997
       12/01/22 ..........................................................................          1,185,000        1,242,141
    Akron Income Tax Revenue, Community Learning Centers, Series A, NATL Insured, 5.00%,
       12/01/22 ..........................................................................          2,460,000        2,561,992
       12/01/24 ..........................................................................          3,200,000        3,312,320
       12/01/33 ..........................................................................          8,005,000        8,088,732
    Akron Waterworks Revenue, Refunding and Improvement, System Mortgage, Assured
       Guaranty,
       5.00%, 3/01/34 ....................................................................          1,000,000        1,024,750
    American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project,
       Refunding, Series A,
       Assured Guaranty, 5.25%, 2/15/33 ..................................................         30,000,000       30,842,700
       BHAC Insured, 5.00%, 2/15/38 ......................................................         22,000,000       22,491,700
    Anthony Wayne Local School District GO,
       Refunding, FSA Insured, 5.00%, 12/01/24 ...........................................          3,200,000        3,306,080
       School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.65%,
          12/01/21 .......................................................................          1,845,000        1,937,453
       School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.70%,
          12/01/25 .......................................................................          2,335,000        2,452,894
       School Facilities Construction and Improvement, Refunding, FSA Insured, 5.65%,
          12/01/21 .......................................................................            645,000          664,253
    Athens City School District GO, School Facilities Construction and Improvement, FSA
       Insured, Pre-Refunded, 6.00%, 12/01/24 ............................................          2,345,000        2,468,628
    Austintown Local School District GO, School Improvement, FSA Insured, 5.125%,
       12/01/30 ..........................................................................          7,715,000        8,116,874
    Avon Lake Water System Revenue, Series A, AMBAC Insured, Pre-Refunded, 5.75%,
       10/01/26 ..........................................................................          2,020,000        2,081,691
    Avon Local School District GO, School Improvement, NATL Insured, Pre-Refunded, 5.25%,
       12/01/23 ..........................................................................          1,000,000        1,153,800
       12/01/29 ..........................................................................          2,295,000        2,647,971
    Bluffton Exempted Village School District GO, Library Construction Improvement, AMBAC
       Insured, 5.50%, 12/01/28 ..........................................................          1,190,000        1,360,777
    Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%,
       9/20/36 ...........................................................................          2,940,000        2,978,573
    Brookfield Local School District GO, School Facilities Improvement, FSA Insured,
       5.25%, 1/15/36 ....................................................................          1,300,000        1,389,674
    Brookville Local School District GO, FSA Insured, Pre-Refunded,
       5.25%, 12/01/22 ...................................................................          1,075,000        1,240,335
       5.00%, 12/01/31 ...................................................................          3,000,000        3,433,950
    Buckeye Local School District GO, Construction and Improvement, FGIC Insured,
       Pre-Refunded, 5.50%, 12/01/25 .....................................................            750,000          779,265
    Butler County GO,
       Judgment, FSA Insured, Pre-Refunded, 4.75%, 12/01/26 ..............................          4,000,000        4,472,960
       Limited Tax, Various Purpose, Refunding, NATL Insured, 5.00%, 12/01/26 ............          2,130,000        2,275,458
    Butler County Transportation ID Revenue, Highway Improvement, XLCA Insured, 5.00%,
       12/01/31 ..........................................................................             40,000           41,772


                               110 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Canal Winchester Local School District GO, Capital Appreciation, NATL Insured, zero cpn.,
       12/01/32 ..........................................................................   $      1,455,000   $      436,907
       12/01/33 ..........................................................................          2,000,000          560,460
    Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%,
       12/01/22 ..........................................................................          1,555,000        1,601,961
    Chillicothe City School District GO, Capital Appreciation, Refunding, NATL Insured,
       zero cpn.,
       12/01/22 ..........................................................................          1,905,000        1,061,733
       12/01/23 ..........................................................................          1,905,000        1,011,403
       12/01/24 ..........................................................................          1,905,000          956,177
    Cincinnati City School District COP, School Improvement Project, Refunding, FSA
       Insured, 5.00%,
       12/15/26 ..........................................................................          7,310,000        7,753,498
       12/15/27 ..........................................................................          7,000,000        7,382,060
    Cincinnati City School District GO,
       Classroom Facilities Construction and Improvement, FSA Insured, Pre-Refunded,
          5.00%, 12/01/27 ................................................................          2,500,000        2,861,625
       Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%,
          12/01/24 .......................................................................          5,000,000        5,787,800
       Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%,
          12/01/27 .......................................................................         14,900,000       16,963,203
       Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%,
          12/01/28 .......................................................................          5,000,000        5,655,200
       School Improvement, FSA Insured, 5.00%, 12/01/22 ..................................          9,510,000       10,113,029
    Cincinnati Technical College Revenue, AMBAC Insured,
       5.25%, 10/01/23 ...................................................................          2,510,000        2,518,810
       5.00%, 10/01/28 ...................................................................          2,715,000        2,610,038
    Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ......          2,035,000        2,112,188
    Cleveland Airport System Revenue,
       Series A, FSA Insured, 5.00%, 1/01/31 .............................................         20,215,000       20,249,365
       Series C, Assured Guaranty, 5.00%, 1/01/27 ........................................         15,000,000       15,299,400
       Series C, FSA Insured, 5.00%, 1/01/26 .............................................          9,500,000        9,725,530
       Series C, FSA Insured, 5.00%, 1/01/31 .............................................          9,750,000        9,788,512
    Cleveland Municipal School District GO, FSA Insured, 5.00%, 12/01/27 .................          4,000,000        4,165,600
    Cleveland Public Power System Revenue,
       Capital Appreciation, Series B-1, NATL Insured, zero cpn., 11/15/38 ...............         10,000,000        1,890,000
       Series B, NATL Insured, 5.00%, 11/15/28 ...........................................          2,000,000        2,049,880
       Series B, NATL Insured, 5.00%, 11/15/38 ...........................................         10,000,000        9,864,200
    Cleveland State University General Receipt Revenue, NATL Insured, 5.25%, 6/01/24 .....          1,000,000        1,046,700
    Cleveland Waterworks Revenue, Series K, FGIC Insured, Pre-Refunded, 5.00%,
       1/01/22 ...........................................................................          2,075,000        2,239,900
       1/01/23 ...........................................................................          4,285,000        4,625,529
       1/01/25 ...........................................................................          8,150,000        8,797,680
    Cleveland-Cuyahoga County Port Authority Revenue, Student Housing, Euclid Avenue
       Housing Corp., Fenn Project, AMBAC Insured, 5.00%,
       8/01/25 ...........................................................................          2,440,000        2,304,507
       8/01/28 ...........................................................................          2,145,000        1,972,778
    Clyde-Green Springs Exempted Village School District GO, School Facilities
       Construction, Refunding and Improvement, NATL Insured, 5.125%, 12/01/32 ...........          1,000,000        1,019,520
    Columbus City School District GO, Linden Elementary Construction, FSA Insured,
       Pre-Refunded, 5.00%, 12/01/28 .....................................................            900,000          970,083


                               Annual Report | 111

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Crawford County GO, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/31 .....................   $      1,330,000   $    1,503,339
    Cuyahoga Community College District General Receipts Revenue, Series A, AMBAC
       Insured, 5.00%,
       12/01/22 ..........................................................................          1,000,000        1,050,380
       12/01/32 ..........................................................................          3,000,000        3,058,200
    Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, Pre-Refunded,
       5.75%, 1/20/29 ....................................................................          1,000,000        1,038,660
    Cuyahoga County Utility System Revenue, Medical Center Co. Project,
       Improvement, AMBAC Insured, 5.125%, 2/15/28 .......................................          1,000,000          955,320
       Refunding and Improvement, Series B, NATL Insured, 6.10%, 8/15/15 .................          2,945,000        2,946,207
    Darke County GO, Real Estate Acquisition and Improvement, NATL Insured, 5.125%,
       12/01/27 ..........................................................................          1,020,000        1,001,844
    Dayton City School District GO, School Facilities Construction and Improvement,
       Series A, NATL Insured,
       4.75%, 12/01/25 ...................................................................          9,400,000        9,571,832
       5.00%, 12/01/29 ...................................................................          8,275,000        8,405,497
    Deerfield Township Tax Increment Revenue, Refunding, Series B, NATL Insured, 5.00%,
       12/01/25 ..........................................................................          1,000,000        1,019,690
    Delaware General Income Tax Special Obligation, 4.75%, 12/01/37 ......................          4,000,000        4,009,000
    Dublin City School District GO, Capital Appreciation, NATL Insured, zero cpn.,
       12/01/16 ..........................................................................          4,635,000        3,564,964
    Eastlake GO, Capital Facilities, NATL Insured, 5.00%, 12/01/27 .......................          1,950,000        1,996,527
    Eaton City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25 ...........          1,250,000        1,404,450
    Edgewood City School District GO, School Improvement, Refunding, FSA Insured, 5.00%,
       12/01/24 ..........................................................................          2,220,000        2,376,310
    Fairborn City School District GO, School Improvement, Refunding, FSA Insured, 5.00%,
       12/01/23 ..........................................................................          1,205,000        1,295,737
       12/01/24 ..........................................................................          1,265,000        1,357,332
       12/01/25 ..........................................................................          1,330,000        1,420,187
    Fairfield County GO, FGIC Insured, 5.00%, 12/01/20 ...................................          1,600,000        1,690,032
    Fairless Local School District GO, Capital Appreciation, Various Purpose School
       Facilities, FSA Insured, 5.00%, 12/01/28 ..........................................          2,085,000        2,175,989
    Field Local School District GO, School Facilities Construction and Improvement, AMBAC
       Insured, 5.00%, 12/01/27 ..........................................................          1,290,000        1,252,964
    Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 ...................          1,980,000        1,982,475
    Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue
       Anticipation Bonds, Refunding, AMBAC Insured, 5.00%, 12/01/24 .....................          7,255,000        7,887,346
    Franklin County Hospital Revenue,
       Improvement, Nationwide Children's Hospital, 5.25%, 11/01/40 ......................          8,500,000        8,634,640
       OhioHealth Corp., Refunding, Series C, NATL Insured, 5.00%, 5/15/33 ...............          5,250,000        5,268,060
       The Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/21 ......          3,365,000        3,595,031
       The Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/28 ......          4,265,000        4,556,555
       The Children's Hospital Project, Series C, FGIC Insured, 5.00%, 5/01/35 ...........         10,000,000       10,162,900
    Franklin GO, NATL Insured, 5.25%, 12/01/27 ...........................................          1,500,000        1,550,940
    Garfield Heights GO, Various Purpose, Refunding and Improvement, FGIC Insured, 5.00%,
       12/01/27 ..........................................................................          2,655,000        2,630,149
    Georgetown Exempted Village School District GO, Classroom Facilities, FSA Insured,
       5.125%, 12/01/31 ..................................................................          1,000,000        1,051,650
    Graham Local School District GO, School Improvement, Refunding, NATL Insured, 5.00%,
       12/01/33 ..........................................................................          6,055,000        6,160,357


                               112 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Grand Valley Local School District GO, Classroom Facilities Improvement, FGIC Insured,
       5.00%, 12/01/24 ...................................................................   $      1,300,000   $    1,328,977
    Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A, NATL
       Insured, Pre-Refunded, 5.125%, 12/01/21 ...........................................          1,750,000        1,888,478
    Green Community Learning Centers Income Tax Revenue, NATL Insured, 5.00%,
       12/01/27 ..........................................................................          1,205,000        1,257,755
       12/01/28 ..........................................................................          1,265,000        1,314,854
       12/01/32 ..........................................................................          2,675,000        2,747,814
    Greene County GO, AMBAC Insured, Pre-Refunded, 5.00%,
       12/01/22 ..........................................................................          1,475,000        1,642,811
       12/01/28 ..........................................................................          2,620,000        2,918,077
    Greene County Hospital Facility Revenue, Kettering Health Network, 5.50%, 4/01/39 ....         12,930,000       12,947,068
    Greene County Sewer System Revenue, Governmental Enterprise, AMBAC Insured,
       Pre-Refunded, 5.625%, 12/01/25 ....................................................          1,890,000        1,984,368
    Greene County Water System Revenue, Governmental Enterprise, NATL Insured,
       Pre-Refunded, 5.25%, 12/01/21 .....................................................          5,400,000        5,892,480
    Guernsey County GO, Refunding, FGIC Insured, 5.00%, 12/01/23 .........................          2,690,000        2,705,306
    Hamilton County Convention Facilities Authority Revenue,
       FGIC Insured, 5.00%, 12/01/28 .....................................................          5,400,000        5,475,816
       second lien, FGIC Insured, Pre-Refunded, 5.00%, 12/01/33 ..........................          7,235,000        8,356,280
    Hamilton County Hospital Facilities Revenue, Cincinnati Children's Hospital, Series
       J, FGIC Insured, 5.25%, 5/15/34 ...................................................          5,000,000        4,999,600
    Hamilton County Sales Tax Revenue,
       Refunding, Series A, Assured Guaranty, 5.00%, 12/01/32 ............................         10,000,000       10,246,500
       Refunding, Series B, AMBAC Insured, 5.25%, 12/01/32 ...............................          3,965,000        3,981,931
       Refunding, Series B, AMBAC Insured, 5.60%, 12/01/32 ...............................            245,000          247,021
       Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 ............................         15,755,000       16,334,469
       Series B, AMBAC Insured, Pre-Refunded, 5.60%, 12/01/32 ............................            955,000          992,608
       sub. bond, Refunding, Series A, FSA Insured, 5.00%, 12/01/32 ......................         35,080,000       35,944,722
    Hamilton County Sewer System Revenue,
       Improvement, Series A, NATL Insured, Pre-Refunded, 5.25%, 12/01/21 ................          1,000,000        1,080,380
       Metropolitan Sewer District Improvement, Series B, NATL Insured, 5.00%, 12/01/30 ..          4,000,000        4,167,800
    Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
       11/01/18 ..........................................................................          1,010,000        1,052,440
       11/01/19 ..........................................................................          1,015,000        1,055,468
       11/01/20 ..........................................................................          1,120,000        1,162,806
       11/01/21 ..........................................................................          1,180,000        1,221,796
    Heath City School District GO, School Improvement, Series A, FGIC Insured,
       Pre-Refunded,
       5.60%, 12/01/21 ...................................................................          1,000,000        1,039,380
       5.50%, 12/01/27 ...................................................................          1,170,000        1,215,197
    Highland Local School District GO, School Improvement, FSA Insured, Pre-Refunded,
       5.00%,
       12/01/23 ..........................................................................          3,680,000        3,963,213
       12/01/26 ..........................................................................          3,675,000        3,957,828
    Hilliard School District GO,
       Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn.,
          12/01/19 .......................................................................          2,190,000        1,495,923
       Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn.,
          12/01/20 .......................................................................          4,525,000        2,935,005
       School Improvement, FGIC Insured, Pre-Refunded, 5.75%, 12/01/28 ...................          4,000,000        4,203,440
       School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 .......................          3,010,000        3,111,527


                               Annual Report | 113

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Huber Heights City School District GO, School Improvement, Refunding, 5.00%,
       12/01/33 ..........................................................................   $      4,500,000   $    4,690,035
       12/01/36 ..........................................................................          5,000,000        5,163,250
    Huber Heights Water System Revenue, Refunding and Improvement, NATL Insured, 5.00%,
       12/01/27 ..........................................................................          3,205,000        3,372,878
       12/01/30 ..........................................................................          2,250,000        2,326,950
    Hudson City School District COP, NATL Insured, 5.00%, 6/01/34 ........................          6,720,000        6,829,872
    Independence Local School District GO, FGIC Insured, 5.25%, 12/01/21 .................          1,390,000        1,473,122
    Ironton City School District GO, Refunding, NATL Insured, 5.00%, 12/01/34 ............          5,130,000        5,283,438
    Jackson Center Local School District Shelby County GO, Facilities Construction and
       Improvement, NATL Insured, 5.00%, 12/01/28 ........................................          1,175,000        1,207,101
    Jackson City School District GO, School Improvement, NATL Insured, Pre-Refunded,
       5.25%, 12/01/27 ...................................................................          3,000,000        3,180,420
    Jackson Local School District GO, Stark and Summit Counties Local School District, FSA
       Insured, Pre-Refunded,
       5.50%, 12/01/20 ...................................................................          4,000,000        4,156,080
       5.625%, 12/01/25 ..................................................................          3,500,000        3,639,825
    Jonathan Alder Local School District GO, School Facilities Construction and
       Improvement, NATL Insured, Pre-Refunded,
       4.75%, 12/01/22 ...................................................................          1,105,000        1,224,826
       5.00%, 12/01/27 ...................................................................          6,195,000        6,908,788
       5.00%, 12/01/30 ...................................................................          3,320,000        3,702,530
    Kenston Local School District GO, School Improvement, NATL Insured, 5.00%,
       12/01/24 ..........................................................................          2,380,000        2,482,530
       12/01/25 ..........................................................................          2,500,000        2,600,700
    Kent State University Revenues, General Receipts, Series B, Assured Guaranty,
       5.00%, 5/01/30 ....................................................................          1,650,000        1,723,887
       4.25%, 5/01/31 ....................................................................          3,395,000        3,311,449
    Kettering City School District GO, School Improvement, FSA Insured, Pre-Refunded,
       5.00%,
       12/01/28 ..........................................................................          2,970,000        3,430,291
       12/01/31 ..........................................................................          2,595,000        2,997,173
    Keystone Local School District Lorain County GO, School Improvement, FSA Insured,
       5.00%,
       12/01/30 ..........................................................................          6,170,000        6,391,256
    Kings Local School District GO, School Improvement, NATL Insured, 5.00%, 12/01/33 ....         10,000,000       10,336,400
    Lake Local School District Wood County GO, NATL Insured, Pre-Refunded,
       5.30%, 12/01/21 ...................................................................          1,575,000        1,721,459
       5.375%, 12/01/25 ..................................................................          1,900,000        2,079,151
    Lakewood City School District GO,
       FGIC Insured, 5.00%, 12/01/30 .....................................................          9,170,000        9,637,762
       FGIC Insured, 4.50%, 12/01/34 .....................................................          6,000,000        5,990,760
       School Improvement, FSA Insured, Pre-Refunded, 5.125%, 12/01/31 ...................         21,900,000       25,719,579
       School Improvement, Refunding, FSA Insured, 4.50%, 12/01/31 .......................          2,220,000        2,241,556
    Lakota Local School District GO,
       FSA Insured, 5.00%, 12/01/29 ......................................................          5,000,000        5,240,950
       Refunding, Series A, FGIC Insured, 5.25%, 12/01/26 ................................          2,000,000        2,324,220
    Lancaster Wastewater System Improvement Revenue, Assured Guaranty, 4.75%, 12/01/33 ...          4,000,000        4,062,680
    Lebanon City School District GO, FSA Insured, Pre-Refunded, 5.00%, 12/01/29 ..........          6,250,000        6,731,000


                               114 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Licking County Joint Vocational School District GO, School Facilities Construction and
       Improvement, NATL Insured,
       5.00%, 12/01/21 ...................................................................   $      2,200,000   $    2,326,302
       4.75%, 12/01/23 ...................................................................          2,230,000        2,322,411
    Licking Heights Local School District GO, School Facilities Construction and
       Improvement,
       Refunding, Series A, NATL Insured, 5.00%, 12/01/24 ................................          2,085,000        2,198,778
       Refunding, Series A, NATL Insured, 5.00%, 12/01/25 ................................          2,215,000        2,325,130
       Refunding, Series A, NATL Insured, 5.00%, 12/01/26 ................................          2,345,000        2,451,416
       Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ............................          4,000,000        4,159,800
    Little Miami Local School District GO,
       Refunding, FSA Insured, 4.50%, 12/01/34 ...........................................         20,255,000       19,722,699
       School Improvement, FSA Insured, Pre-Refunded, 5.00%, 12/01/34 ....................          4,000,000        4,734,080
    Logan Hocking Local School District GO, Construction and Improvement, NATL Insured,
       Pre-Refunded, 5.00%,
       12/01/22 ..........................................................................          1,200,000        1,293,444
       12/01/29 ..........................................................................          1,000,000        1,077,870
    London City School District GO, School Facilities Construction and Improvement, FGIC
       Insured, Pre-Refunded, 5.00%,
       12/01/22 ..........................................................................            700,000          752,598
       12/01/29 ..........................................................................          1,500,000        1,612,710
    Lorain County GO, Sewer System Improvement, NATL Insured, 5.00%, 12/01/19 ............          1,640,000        1,705,420
    Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A, AMBAC
       Insured, 5.50%, 9/01/29 ...........................................................          6,250,000        6,296,250
    Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
       Series B, NATL Insured, 5.50%, 9/01/27 ............................................          5,000,000        5,014,450
       Series C-1, FSA Insured, 5.00%, 4/01/33 ...........................................         19,410,000       18,967,452
       Series C-2, FSA Insured, 5.00%, 4/01/33 ...........................................          8,000,000        7,817,600
    Lorain GO, Urban Renewal, NATL Insured, Pre-Refunded, 5.70%, 12/01/28 ................          1,050,000        1,092,126
    Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 ....................          3,500,000        3,550,540
    Lucas County GO, 8.00%, 12/01/10 .....................................................            220,000          232,261
    Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group,
       NATL Insured, ETM, 5.75%, 11/15/14 ................................................          4,460,000        4,464,059
       Refunding, AMBAC Insured, 5.375%, 11/15/29 ........................................            750,000          752,528
       Refunding, NATL Insured, 5.75%, 11/15/14 ..........................................            300,000          300,105
    Mad River Local School District GO, Classroom Facilities, FGIC Insured, Pre-Refunded,
       5.125%, 12/01/24 ..................................................................          4,180,000        4,615,556
    Madison Local School District Butler County GO, School Improvement, FGIC Insured,
       Pre-Refunded, 5.60%, 12/01/26 .....................................................          1,120,000        1,171,811
    Mahoning County Career and Technical Center Board Education COP, Series B, 4.75%,
       12/01/36 ..........................................................................          3,500,000        3,406,690
    Mahoning County Hospital Facilities Revenue, Western Reserve Care, NATL Insured, ETM,
       5.50%, 10/15/25 ...................................................................          4,750,000        5,551,800
    Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ................          1,905,000        1,952,739
    Maple Heights City School District GO, School Facilities Improvement, 5.00%,
       1/15/37 ...........................................................................         10,000,000       10,238,600
    Marion County City School District GO, School Facilities Construction and Improvement
       Project, FSA Insured, Pre-Refunded,
       5.55%, 12/01/20 ...................................................................          1,000,000        1,049,370
       5.625%, 12/01/22 ..................................................................          1,100,000        1,154,923


                               Annual Report | 115

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Marion County GO, AMBAC Insured, Pre-Refunded, 5.05%, 12/01/31 .......................   $      1,500,000   $    1,630,215
    Martins Ferry City School District GO, School Facilities Construction and Improvement,
       FSA Insured, 5.00%, 12/01/32 ......................................................          3,610,000        3,754,797
    Marysville Exempted Village School District COP, School Facilities Project, NATL
       Insured, Pre-Refunded, 5.25%,
       12/01/28 ..........................................................................          2,120,000        2,505,374
       12/01/30 ..........................................................................          2,650,000        3,131,717
    Marysville Exempted Village School District GO,
       Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20 ................          1,000,000          625,830
       Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21 ................          1,000,000          592,950
       FSA Insured, Pre-Refunded, 5.30%, 12/01/21 ........................................          2,000,000        2,095,020
       FSA Insured, Pre-Refunded, 5.35%, 12/01/25 ........................................          2,010,000        2,106,239
       FSA Insured, Pre-Refunded, 5.375%, 12/01/29 .......................................          2,465,000        2,583,493
       Refunding, NATL Insured, 5.00%, 12/01/29 ..........................................          1,000,000        1,018,910
       School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 ..................          2,890,000        3,041,234
       School Improvement, Refunding, FSA Insured, 5.00%, 12/01/29 .......................          5,500,000        5,733,585
    Marysville Wastewater Treatment System Revenue,
       Assured Guaranty, 4.25%, 12/01/27 .................................................          1,170,000        1,176,072
       Assured Guaranty, 4.75%, 12/01/47 .................................................          4,000,000        3,978,840
       first mortgage, NATL Insured, Pre-Refunded, 5.00%, 12/01/35 .......................          4,780,000        5,639,683
       Refunding, Assured Guaranty, 4.75%, 12/01/46 ......................................         14,205,000       14,179,431
    Marysville Water System Mortgage Revenue, AMBAC Insured,
       5.00%, 12/01/32 ...................................................................          1,250,000        1,278,913
       4.50%, 12/01/38 ...................................................................          2,500,000        2,361,225
    Mason City School District GO, School Improvement, FSA Insured, Pre-Refunded, 5.00%,
       12/01/31 ..........................................................................          5,000,000        5,774,900
    Maumee City School District GO, School Facilities Construction and Improvement, FSA
       Insured, 5.00%, 12/01/27 ..........................................................          3,610,000        3,789,236
    Medina GO, 5.00%, 12/01/22 ...........................................................          1,100,000        1,173,370
    Medina School District COP, School Facilities Project, Assured Guaranty, 5.25%,
       12/01/31 ..........................................................................          5,725,000        6,144,013
    Miami University General Receipts Revenue, Refunding, AMBAC Insured,
       5.00%, 12/01/22 ...................................................................          1,675,000        1,752,787
    Middletown City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/31 ......         14,975,000       17,022,681
    Milford Exempted Village School District GO, School Improvement, FSA Insured,
       Pre-Refunded,
       5.00%, 12/01/22 ...................................................................          2,000,000        2,153,920
       5.125%, 12/01/30 ..................................................................          7,325,000        7,904,627
    Minerva Local School District GO, Classroom Facilities, NATL Insured, Pre-Refunded,
       5.30%, 12/01/29 ...................................................................          1,300,000        1,456,585
    Minster School District School Facilities and Construction GO, FSA Insured,
       Pre-Refunded,
       5.70%, 12/01/23 ...................................................................          3,190,000        3,351,063
       5.75%, 12/01/27 ...................................................................          3,260,000        3,425,804
    Monroe Local School District GO,
       AMBAC Insured, Pre-Refunded, 5.00%, 12/01/23 ......................................          1,000,000        1,113,770
       School Improvement, Refunding, AMBAC Insured, 4.50%, 12/01/29 .....................          5,115,000        5,156,125
    Montgomery County Revenue, Catholic Health Initiatives,
       Refunding, Series A, 5.50%, 5/01/34 ...............................................         12,500,000       12,991,250
       Refunding, Series A, 5.00%, 5/01/39 ...............................................         10,000,000       10,072,200
       Series C-1, FSA Insured, 5.00%, 10/01/41 ..........................................         10,000,000        9,691,000
    Morley Library District GO, Lake County District Library, Library Improvement, AMBAC
       Insured, 4.75%, 12/01/21 ..........................................................          1,000,000        1,025,270


                               116 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Mount Healthy City School District GO, School Improvement, FSA Insured, 5.00%,
       12/01/31 ..........................................................................   $      1,880,000   $    1,974,414
       12/01/35 ..........................................................................          2,500,000        2,595,600
    New Albany Community Authority Community Facilities Revenue, Refunding, Series B,
       AMBAC Insured,
       5.125%, 10/01/21 ..................................................................          3,000,000        3,079,200
       5.20%, 10/01/24 ...................................................................          5,000,000        5,101,300
    New Lexington HDC Mortgage Revenue, Lincoln Park, Refunding, Series A, NATL Insured,
       5.85%, 1/01/21 ....................................................................            700,000          703,570
    Newark City School District GO, School Improvement, Series A, FGIC Insured, 5.00%,
       12/01/33 ..........................................................................          5,000,000        5,079,400
    Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
       Pre-Refunded, 5.45%, 12/01/25 .....................................................          3,035,000        3,182,592
    Ohio Capital Corp. HMR, Refunding, Series G, NATL Insured, 6.35%, 7/01/22 ............            485,000          486,683
    Ohio Center Local Government Capital Asset Financing Program Fractionalized
       Interests GO, FSA Insured,
       4.875%, 12/01/18 ..................................................................          1,255,000        1,334,492
       5.25%, 12/01/23 ...................................................................          1,410,000        1,507,050
    Ohio HFA, MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%,
       5/01/32 ...........................................................................            170,000          170,122
    Ohio HFA Capital Fund Revenue, Series A, FSA Insured, 5.00%, 4/01/27 .................          5,545,000        5,947,290
    Ohio State Air Quality Development Authority Revenue,
       JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ...........................          6,875,000        6,129,475
       Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 ................          9,075,000        9,105,764
       Pollution Control, Dayton Power and Light Co., Refunding, Series B, BHAC Insured,
          4.80%, 1/01/34 .................................................................         38,845,000       39,740,377
    Ohio State Building Authority Revenue, State Facilities,
       Administration Building Fund Project, Refunding, Series A, FSA Insured, 5.00%,
          4/01/22 ........................................................................          3,100,000        3,207,446
       Adult Correction, Series A, FSA Insured, 5.00%, 4/01/24 ...........................          5,390,000        5,726,929
    Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA
       Insured, 6.50%, 4/15/12 ...........................................................            495,000          496,183
    Ohio State GO, Common Schools, Series B, 4.625%, 9/15/22 .............................          5,000,000        5,121,300
    Ohio State Higher Educational Facility Commission Revenue,
       FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 ........................................          8,460,000        9,401,175
       Higher Educational Facility, Xavier University Project, CIFG Insured, Pre-Refunded,
          5.00%, 5/01/23 .................................................................          3,385,000        3,892,445
       Higher Educational Facility, Xavier University Project, CIFG Insured, Pre-Refunded,
          5.00%, 5/01/24 .................................................................          2,000,000        2,299,820
       Kenyon College Project, Refunding, 5.25%, 7/01/44 .................................         25,000,000       25,316,250
       University Hospital, BHAC Insured, 4.75%, 1/15/36 .................................         10,000,000        9,999,500
       University Hospital, BHAC Insured, 4.75%, 1/15/46 .................................         15,000,000       14,473,650
       University Hospital, BHAC Insured, 5.25%, 1/15/46 .................................         13,500,000       13,763,925
       University of Dayton Project, XLCA Insured, 5.00%, 12/01/34 .......................          8,500,000        8,542,075
       Xavier University, 5.00%, 5/01/40 .................................................         12,525,000       12,389,354
    Ohio State Higher Educational Facility Revenue,
       Case Western Reserve University Project, Refunding, NATL Insured, 5.00%,
          12/01/44 .......................................................................         10,000,000        9,982,800
       Case Western Reserve University Project, Series A, AMBAC Insured, 5.00%,
          12/01/34 .......................................................................          4,935,000        4,979,859
       Otterbein College Project, CIFG Insured, 5.00%, 12/01/25 ..........................          2,205,000        2,263,477
       Otterbein College Project, CIFG Insured, 5.00%, 12/01/35 ..........................          3,225,000        3,229,547


                               Annual Report | 117

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Ohio State Turnpike Commission Turnpike Revenue, AMBAC Insured, 5.25%, 2/15/31 .......   $     16,425,000   $   16,589,743
    Ohio State University General Receipts Athens Revenue, NATL Insured, 5.00%,
       12/01/24 ..........................................................................          2,155,000        2,220,404
    Ohio State University General Receipts Revenue,
       Series A, 5.125%, 12/01/31 ........................................................          2,500,000        2,582,125
       State University of Ohio, Series B, NATL Insured, 5.00%, 6/01/33 ..................          5,255,000        5,395,361
    Ohio State Water Development Authority Revenue, Drinking Water Fund, Leverage,
       Pre-Refunded, 5.00%, 6/01/23 ......................................................          2,255,000        2,514,821
    Olentangy Local School District GO,
       FSA Insured, 5.00%, 12/01/25 ......................................................             45,000           46,403
       FSA Insured, 4.50%, 12/01/33 ......................................................         10,000,000        9,841,600
       FSA Insured, Pre-Refunded, 5.00%, 12/01/25 ........................................          1,790,000        1,961,518
       FSA Insured, Pre-Refunded, 5.00%, 12/01/30 ........................................          3,910,000        4,284,656
       FSA Insured, Pre-Refunded, 5.00%, 12/01/30 ........................................          1,745,000        2,048,578
       NATL Insured, 7.75%, 12/01/10 .....................................................            375,000          395,726
       Refunding, FSA Insured, 5.00%, 12/01/30 ...........................................             90,000           92,083
       Refunding, Series A, FSA Insured, 4.50%, 12/01/32 .................................         11,300,000       11,203,950
       School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.625%,
          12/01/27 .......................................................................          4,500,000        4,679,775
       School Facilities Construction and Improvement, Refunding, Assured Guaranty, 5.00%,
          12/01/36 .......................................................................          7,505,000        7,724,071
       School Facilities Construction and Improvement, Series A, FGIC Insured,
          Pre-Refunded, 5.25%, 12/01/32 ..................................................         11,200,000       13,025,936
    Ottawa and Glandorf Local School District GO, School Facilities Construction and
       Improvement, NATL Insured, Pre-Refunded, 5.25%, 12/01/23 ..........................          2,175,000        2,437,196
    Pickerington Local School District GO, School Facilities Construction and Improvement,
       FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 .......................................          3,000,000        3,230,880
    Plain Local School District GO, FGIC Insured,
       6.00%, 12/01/25 ...................................................................            800,000          826,872
       Pre-Refunded, 6.00%, 12/01/25 .....................................................          3,700,000        3,956,928
    Plainesville City School District GO, School Improvement, FGIC Insured, 5.00%,
       12/01/28 ..........................................................................          2,515,000        2,585,319
    Princeton City School District GO, NATL Insured, Pre-Refunded, 5.00%,
       12/01/25 ..........................................................................          1,700,000        1,949,271
       12/01/26 ..........................................................................          2,725,000        3,124,567
       12/01/30 ..........................................................................          2,260,000        2,591,384
    Ravenna City School District GO, School Improvement, FSA Insured, 5.00%, 1/15/31 .....          1,710,000        1,789,532
    Reynoldsburg City School District GO, School Facilities Construction, FSA Insured,
       5.00%, 12/01/32 ...................................................................          3,000,000        3,157,050
    Ridgewood Local School District GO, School Facilities Improvement, FSA Insured,
       Pre-Refunded, 6.00%, 12/01/24 .....................................................          1,730,000        1,821,206
    Rittman Exempted Village School District GO, School Improvement, FSA Insured,
       Pre-Refunded, 5.125%, 12/01/31 ....................................................          1,000,000        1,098,590
    Riverside Local School District GO, School Facilities Construction and Improvement,
       NATL Insured, Pre-Refunded, 5.75%, 12/01/22 .......................................          1,000,000        1,050,860
    Ross County Hospital Revenue, Facilities, Adena Health System, Refunding, Assured
       Guaranty, 5.25%, 12/01/38 .........................................................         15,000,000       14,866,800
    Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured,
       5.00%, 12/01/21 ...................................................................          1,225,000        1,297,728
       5.25%, 12/01/26 ...................................................................            725,000          763,918
    Shawnee State University Revenue, NATL Insured, 5.00%, 6/01/28 .......................          5,780,000        5,545,563


                                   118 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Sidney City School District GO, School Improvement,
       FGIC Insured, Pre-Refunded, 5.125%, 12/01/28 ......................................   $      1,425,000   $    1,591,953
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/23 .............................          1,780,000        1,943,974
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 .............................          1,000,000        1,092,120
    Springboro Sewer System Revenue, Mortgage, NATL Insured, 5.00%, 6/01/27 ..............          1,095,000        1,116,287
    St. Henry Local Consolidated School District GO, NATL Insured, Pre-Refunded, 5.75%,
       12/01/22 ..........................................................................          1,515,000        1,592,644
    St. Mary's City School District GO, School Facilities Construction and Improvement,
       FSA Insured, 5.00%, 12/01/35 ......................................................          3,500,000        3,518,515
    Steubenville City School District GO, School Facilities Construction and
       Improvement, Capital Appreciation, NATL Insured, 5.60%, 12/01/22 ..................          1,500,000        1,545,345
    Streetsboro City School District GO, School Improvement, NATL Insured, Pre-Refunded,
       5.00%, 12/01/25 ...................................................................          2,500,000        2,690,125
    Strongsville City School District COP, CIFG Insured, 5.00%, 12/01/34 .................          2,355,000        2,424,826
    Struthers City School District GO, Refunding, AMBAC Insured, 5.50%, 12/01/22 .........          1,950,000        1,974,044
    Summit County GO, Sanitary Sewer System Improvement, FGIC Insured, Pre-Refunded,
       5.25%, 12/01/21 ...................................................................          4,505,000        4,915,856
    Swanton Local School District GO, School Improvement, FGIC Insured, Pre-Refunded,
       5.25%, 12/01/25 ...................................................................          1,895,000        2,064,337
    Sycamore Community City School District COP, Blue Ash Elementary School Project,
       AMBAC Insured, 5.125%, 12/01/25 ...................................................          1,000,000        1,027,730
    Sylvania City School District GO,
       Refunding, FGIC Insured, 5.00%, 12/01/22 ..........................................          1,550,000        1,603,522
       School Improvement, Assured Guaranty, 5.25%, 12/01/36 .............................          7,660,000        7,972,834
       Various Purpose, FGIC Insured, Pre-Refunded, 5.30%, 12/01/20 ......................          2,225,000        2,429,834
    Toledo City School District GO, School Facilities Improvement,
       5.375%, 12/01/35 ..................................................................          4,565,000        4,827,122
       FSA Insured, 5.00%, 12/01/23 ......................................................          1,500,000        1,569,120
       Series B, FGIC Insured, 5.00%, 12/01/27 ...........................................          1,925,000        1,989,853
    Toledo GO, Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29 .........          2,500,000        2,573,700
    Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
       11/15/22 ..........................................................................          1,000,000        1,046,630
       11/15/23 ..........................................................................          1,000,000        1,043,110
    Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC
       Insured, 5.25%, 12/01/26 ..........................................................          1,500,000        1,608,870
    Toledo Waterworks Revenue, NATL Insured, 5.00%, 11/15/30 .............................          6,425,000        6,587,745
    Trenton Water System Revenue, Improvement, FSA Insured, 5.125%, 12/01/34 .............          2,750,000        2,875,070
    Tri-Valley Local School District GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/29 .....          8,530,000        9,374,555
    Trotwood-Madison City School District GO, School Improvement, FGIC Insured,
       Pre-Refunded, 5.375%, 12/01/22 ....................................................          1,685,000        1,893,822
    Trumbull County GO, Refunding, NATL Insured, 5.20%, 12/01/20 .........................          1,475,000        1,546,567
    Twinsburg GO,
       Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 .............................          1,000,000        1,024,260
       Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 .........................          1,000,000        1,024,260
    Union County GO, NATL Insured, Pre-Refunded, 5.00%, 12/01/33 .........................          2,895,000        3,319,494
    University of Akron General Receipts Revenue,
       FGIC Insured, 4.75%, 1/01/25 ......................................................          1,080,000        1,095,401
       FGIC Insured, 5.00%, 1/01/28 ......................................................          1,475,000        1,496,432
       FGIC Insured, 5.00%, 1/01/35 ......................................................          5,250,000        5,253,255


                               Annual Report | 119

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    University of Akron General Receipts Revenue, (continued)
       Series A, FSA Insured, 5.00%, 1/01/33 .............................................   $      6,030,000   $    6,186,659
       Series B, FSA Insured, 5.00%, 1/01/38 .............................................         21,760,000       22,196,288
    University of Cincinnati COP, Jefferson Avenue Residence Hall, NATL Insured, 5.125%,
       6/01/28 ...........................................................................          7,400,000        7,422,200
    University of Cincinnati General Receipts Revenue,
       AMBAC Insured, 5.00%, 6/01/31 .....................................................          1,350,000        1,364,378
       Refunding, Series G, NATL Insured, 5.00%, 6/01/28 .................................          8,575,000        8,835,165
       Series A, AMBAC Insured, 5.00%, 6/01/23 ...........................................          1,845,000        1,916,992
       Series A, AMBAC Insured, 5.00%, 6/01/24 ...........................................          1,940,000        2,004,214
       Series A, AMBAC Insured, 5.00%, 6/01/25 ...........................................          2,005,000        2,059,576
       Series C, Assured Guaranty, 5.00%, 6/01/30 ........................................          5,440,000        5,700,413
       Series C, FSA Insured, 5.00%, 6/01/31 .............................................         10,000,000       10,396,400
       Series G, NATL Insured, 5.00%, 6/01/29 ............................................          3,410,000        3,493,306
    University of Toledo General Receipts Revenue, Refunding, Series A, AMBAC Insured,
       4.50%, 6/01/30 ....................................................................         10,000,000        9,973,000
    Upper Scioto Valley Local School District GO, School Facilities Construction and
       Improvement, FGIC Insured, 5.25%, 12/01/25 ........................................          1,160,000        1,164,037
    Van Wert City School District GO, School Improvement, FGIC Insured, Pre-Refunded,
       5.00%,
       12/01/27 ..........................................................................          4,805,000        5,337,778
       12/01/30 ..........................................................................          2,500,000        2,777,200
    Wadsworth City School District GO, FGIC Insured, Pre-Refunded, 5.75%, 12/01/22 .......          1,200,000        1,228,380
    Warren City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28 ....          3,000,000        3,101,670
    Warrensville Heights City School District GO, School Improvement, FGIC Insured,
       Pre-Refunded,
       5.625%, 12/01/20 ..................................................................          3,500,000        3,662,540
       5.75%, 12/01/24 ...................................................................          2,750,000        2,880,268
    Waterville GO, Refunding, NATL Insured, 5.05%, 12/01/26 ..............................          1,085,000        1,127,716
    West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 .............................          1,500,000        1,542,300
    West Muskingum Local School District School Facilities GO, FGIC Insured, 5.00%,
       12/01/24 ..........................................................................          2,750,000        2,764,713
    Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27 ........          3,820,000        4,209,449
    Westfall Local School District GO, School Facilities Construction and Improvement,
       FGIC Insured, Pre-Refunded, 6.00%, 12/01/22 .......................................          2,850,000        2,887,078
    Wheelersburg Local School District GO, School Improvement, FSA Insured, 5.00%,
       12/01/32 ..........................................................................          1,400,000        1,456,154
    Youngstown State University General Receipts Revenue, Assured Guaranty,
       5.25%, 12/15/29 ...................................................................          4,000,000        4,256,560
       5.50%, 12/15/33 ...................................................................          4,225,000        4,502,794
    Zanesville City School District GO, School Improvement, NATL Insured,
       4.75%, 12/01/22 ...................................................................          5,500,000        5,707,625
       4.75%, 12/01/26 ...................................................................          3,250,000        3,340,025
       5.05%, 12/01/29 ...................................................................          3,500,000        3,606,435
                                                                                                                --------------
                                                                                                                 1,561,548,330
                                                                                                                --------------


                               120 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 3.0%
    PUERTO RICO 3.0%
    Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
       5.00%, 7/01/32 ....................................................................   $     10,000,000   $   11,018,000
    Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, NATL
       Insured, 4.75%, 12/01/15 ..........................................................          6,500,000        6,685,835
    Puerto Rico Electric Power Authority Power Revenue, Refunding, Series V, FGIC Insured,
       5.25%, 7/01/30 ....................................................................          5,000,000        5,100,200
    Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.75%, 8/01/12 .......          3,500,000        3,541,125
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ...........         11,000,000       10,786,710
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, ETM,
       6.00%, 8/01/26 ....................................................................          9,140,000       11,565,390
                                                                                                                --------------
                                                                                                                    48,697,260
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,548,484,337) .............................................................                       1,610,245,590
                                                                                                                --------------
    SHORT TERM INVESTMENTS 0.6%
    MUNICIPAL BONDS 0.6%
    OHIO 0.6%
(a) Cleveland-Cuyahoga County Port Authority Educational Facility Revenue, Laurel
       School Project, Daily VRDN and Put, 0.15%, 4/01/38 ................................          3,150,000        3,150,000
(a) Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B,
       Sub Series B-1, Daily VRDN and Put, 0.12%, 1/01/39 ................................          3,500,000        3,500,000
       Sub Series B-3, Daily VRDN and Put, 0.12%, 1/01/39 ................................          1,400,000        1,400,000
(a) Ohio State Higher Educational Facility Revenue, Case Western Reserve University
       Project, Refunding,
       Series B-1, Daily VRDN and Put, 0.13%, 12/01/44 ...................................          1,900,000        1,900,000
       Series B-2, Daily VRDN and Put, 0.16%, 12/01/44 ...................................            700,000          700,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $10,650,000) ......................................                          10,650,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $1,559,134,337) 98.7% ........................................                       1,620,895,590
    OTHER ASSETS, LESS LIABILITIES 1.3% ..................................................                          21,723,835
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $1,642,619,425
                                                                                                                ==============

See Abbreviations on page 144.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 121

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2010

                                                                          FRANKLIN        FRANKLIN
                                                        FRANKLIN       MASSACHUSETTS      MICHIGAN
                                                    INSURED TAX-FREE      TAX-FREE        TAX-FREE
                                                       INCOME FUND      INCOME FUND      INCOME FUND
                                                    ----------------   -------------   --------------
Assets:
   Investments in securities:
      Cost ......................................    $2,477,343,647     $562,534,943   $1,504,698,745
                                                     --------------     ------------   --------------
      Value .....................................    $2,509,003,206     $576,197,146   $1,544,128,036
   Cash .........................................           168,280           25,580           28,363
   Receivables:
      Capital shares sold .......................         8,235,162          545,875        2,327,696
      Interest ..................................        31,373,156        6,641,271       21,194,007
   Other assets .................................             6,924            1,587            4,302
                                                     --------------     ------------   --------------
         Total assets ...........................     2,548,786,728      583,411,459    1,567,682,404
                                                     --------------     ------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ...........        15,517,200               --               --
      Capital shares redeemed ...................         2,540,195          728,139        2,808,656
      Affiliates ................................         1,368,451          329,313          859,911
      Distributions to shareholders .............         2,227,096          497,985        1,386,388
   Accrued expenses and other liabilities .......           246,962           74,826          184,183
                                                     --------------     ------------   --------------
         Total liabilities ......................        21,899,904        1,630,263        5,239,138
                                                     --------------     ------------   --------------
            Net assets, at value ................    $2,526,886,824     $581,781,196   $1,562,443,266
                                                     ==============     ============   ==============
Net assets consist of:
   Paid-in capital ..............................    $2,501,897,422     $570,035,918   $1,523,045,795
   Undistributed net investment income
      (distributions in excess of net
      investment income) ........................          (330,771)          41,941          (77,088)
   Net unrealized appreciation (depreciation) ...        31,659,559       13,662,203       39,429,291
   Accumulated net realized gain (loss) .........        (6,339,386)      (1,958,866)          45,268
                                                     --------------     ------------   --------------
            Net assets, at value ................    $2,526,886,824     $581,781,196   $1,562,443,266
                                                     ==============     ============   ==============

   The accompanying notes are an integral part of these financial statements.


                               122 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010

                                                                                       FRANKLIN        FRANKLIN
                                                                     FRANKLIN       MASSACHUSETTS      MICHIGAN
                                                                 INSURED TAX-FREE      TAX-FREE        TAX-FREE
                                                                    INCOME FUND      INCOME FUND      INCOME FUND
                                                                 ----------------   -------------   --------------
CLASS A:
   Net assets, at value ......................................    $2,134,949,303     $494,372,033   $1,345,426,647
                                                                  --------------     ------------   --------------
   Shares outstanding ........................................       179,695,314       42,615,569      112,384,913
                                                                  --------------     ------------   --------------
   Net asset value per share(a) ..............................    $        11.88     $      11.60   $        11.97
                                                                  --------------     ------------   --------------
   Maximum offering price per share (net asset value
      per share / 95.75%) ....................................    $        12.41     $      12.11   $        12.50
                                                                  --------------     ------------   --------------
CLASS B:
   Net assets, at value ......................................    $   43,086,110               --   $   17,892,456
                                                                  --------------     ------------   --------------
   Shares outstanding ........................................         3,607,994               --        1,486,739
                                                                  --------------     ------------   --------------
   Net asset value and maximum offering price per share(a) ...    $        11.94               --   $        12.03
                                                                  --------------     ------------   --------------
CLASS C:
   Net assets, at value ......................................    $  339,443,592     $ 83,397,455   $  195,638,200
                                                                  --------------     ------------   --------------
   Shares outstanding ........................................        28,254,454        7,126,642       16,154,339
                                                                  --------------     ------------   --------------
   Net asset value and maximum offering price per share(a) ...    $        12.01     $      11.70   $        12.11
                                                                  --------------     ------------   --------------
ADVISOR CLASS:
   Net assets, at value ......................................    $    9,407,819     $  4,011,708   $    3,485,963
                                                                  --------------     ------------   --------------
   Shares outstanding ........................................           792,160          345,942          290,705
                                                                  --------------     ------------   --------------
   Net asset value and maximum offering price per share ......    $        11.88     $      11.60   $        11.99
                                                                  --------------     ------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 123

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010

                                                            FRANKLIN        FRANKLIN
                                                            MINNESOTA         OHIO
                                                            TAX-FREE        TAX-FREE
                                                           INCOME FUND     INCOME FUND
                                                          ------------   --------------
Assets:
   Investments in securities:
      Cost ............................................   $916,234,148   $1,559,134,337
                                                          ------------   --------------
      Value ...........................................   $955,213,678   $1,620,895,590
   Cash ...............................................        430,728        1,169,896
   Receivables:
      Capital shares sold .............................      2,304,198        5,993,351
      Interest ........................................      8,104,257       18,304,902
   Other assets .......................................          2,463            4,417
                                                          ------------   --------------
         Total assets .................................    966,055,324    1,646,368,156
                                                          ------------   --------------
Liabilities:
   Payables:
      Investment securities purchased .................     20,260,283               --
      Capital shares redeemed .........................        480,784        1,294,852
      Affiliates ......................................        534,470          930,443
      Distributions to shareholders ...................        733,975        1,332,240
   Accrued expenses and other liabilities .............        112,118          191,196
                                                          ------------   --------------
         Total liabilities ............................     22,121,630        3,748,731
                                                          ------------   --------------
            Net assets, at value ......................   $943,933,694   $1,642,619,425
                                                          ============   ==============
Net assets consist of:
   Paid-in capital ....................................   $909,046,351   $1,591,581,094
   Distributions in excess of net investment income ...       (245,707)         (48,665)
   Net unrealized appreciation (depreciation) .........     38,979,530       61,761,253
   Accumulated net realized gain (loss) ...............     (3,846,480)     (10,674,257)
                                                          ------------   --------------
            Net assets, at value ......................   $943,933,694   $1,642,619,425
                                                          ============   ==============

   The accompanying notes are an integral part of these financial statements.


                               124 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010

                                                                                 FRANKLIN         FRANKLIN
                                                                                 MINNESOTA          OHIO
                                                                                 TAX-FREE         TAX-FREE
                                                                                INCOME FUND      INCOME FUND
                                                                              --------------   --------------
CLASS A:
   Net assets, at value ...................................................   $  768,806,354   $1,314,090,310
                                                                              --------------   --------------
   Shares outstanding .....................................................       63,016,145      105,130,131
                                                                              --------------   --------------
   Net asset value per share(a) ...........................................   $        12.20   $        12.50
                                                                              --------------   --------------
   Maximum offering price per share (net asset value per share / 95.75%) ..   $        12.74   $        13.05
                                                                              --------------   --------------
CLASS B:
   Net assets, at value ...................................................               --   $   27,576,664
                                                                              --------------   --------------
   Shares outstanding .....................................................               --        2,197,370
                                                                              --------------   --------------
   Net asset value and maximum offering price per share(a) ................               --   $        12.55
                                                                              --------------   --------------
CLASS C:
   Net assets, at value ...................................................   $  170,676,237   $  287,585,506
                                                                              --------------   --------------
   Shares outstanding .....................................................       13,873,797       22,782,497
                                                                              --------------   --------------
   Net asset value and maximum offering price per share(a) ................   $        12.30   $        12.62
                                                                              --------------   --------------
ADVISOR CLASS:
   Net assets, at value ...................................................   $    4,451,103   $   13,366,945
                                                                              --------------   --------------
   Shares outstanding .....................................................          364,749        1,069,433
                                                                              --------------   --------------
   Net asset value and maximum offering price per share ...................   $        12.20   $        12.50
                                                                              --------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 125

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2010

                                                                                                  FRANKLIN       FRANKLIN
                                                                                FRANKLIN       MASSACHUSETTS     MICHIGAN
                                                                            INSURED TAX-FREE      TAX-FREE       TAX-FREE
                                                                               INCOME FUND      INCOME FUND     INCOME FUND
                                                                            ----------------   -------------   ------------
Investment income:
   Interest .............................................................     $117,143,895      $27,092,904    $ 77,895,830
                                                                              ------------      -----------    ------------
Expenses:
   Management fees (Note 3a) ............................................       10,700,500        2,733,354       7,228,467
   Distribution fees: (Note 3c)
      Class A ...........................................................        1,988,292          468,702       1,335,940
      Class B ...........................................................          331,684               --         158,686
      Class C ...........................................................        1,717,058          490,465       1,205,596
   Transfer agent fees (Note 3e) ........................................          845,687          204,976         674,223
   Custodian fees .......................................................           32,075            7,647          21,624
   Reports to shareholders ..............................................          115,446           28,754          87,663
   Registration and filing fees .........................................          171,461           45,733          54,185
   Professional fees ....................................................           61,855           34,482          70,634
   Trustees' fees and expenses ..........................................           18,156            4,398          12,642
   Other ................................................................          147,525           43,157          99,425
                                                                              ------------      -----------    ------------
         Total expenses .................................................       16,129,739        4,061,668      10,949,085
                                                                              ------------      -----------    ------------
            Net investment income .......................................      101,014,156       23,031,236      66,946,745
                                                                              ------------      -----------    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ............................       (1,552,121)        (698,207)        987,385
   Net change in unrealized appreciation (depreciation) on investments ..      132,762,115       32,321,961      63,316,102
                                                                              ------------      -----------    ------------
Net realized and unrealized gain (loss) .................................      131,209,994       31,623,754      64,303,487
                                                                              ------------      -----------    ------------
Net increase (decrease) in net assets resulting from operations .........     $232,224,150      $54,654,990    $131,250,232
                                                                              ============      ===========    ============

   The accompanying notes are an integral part of these financial statements.


                               126 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2010

                                                                              FRANKLIN       FRANKLIN
                                                                              MINNESOTA        OHIO
                                                                              TAX-FREE       TAX-FREE
                                                                             INCOME FUND    INCOME FUND
                                                                            ------------   ------------
Investment income:
   Interest .............................................................   $ 39,144,383   $ 71,629,777
                                                                            ------------   ------------
Expenses:
   Management fees (Note 3a) ............................................      4,109,344      7,103,364
   Distribution fees: (Note 3c)
      Class A ...........................................................        713,273      1,230,084
      Class B ...........................................................             --        210,036
      Class C ...........................................................        865,579      1,564,564
   Transfer agent fees (Note 3e) ........................................        346,555        637,701
   Custodian fees .......................................................         12,020         21,393
   Reports to shareholders ..............................................         48,201         87,432
   Registration and filing fees .........................................         50,007         56,975
   Professional fees ....................................................         41,395         59,283
   Trustees' fees and expenses ..........................................          6,668         12,002
   Other ................................................................         66,323        127,807
                                                                            ------------   ------------
         Total expenses .................................................      6,259,365     11,110,641
                                                                            ------------   ------------
            Net investment income .......................................     32,885,018     60,519,136
                                                                            ------------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ............................        397,336        785,265
   Net change in unrealized appreciation (depreciation) on investments ..     26,917,175     49,023,694
                                                                            ------------   ------------
Net realized and unrealized gain (loss) .................................     27,314,511     49,808,959
                                                                            ------------   ------------
Net increase (decrease) in net assets resulting from operations .........   $ 60,199,529   $110,328,095
                                                                            ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 127

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                               FRANKLIN INSURED             FRANKLIN MASSACHUSETTS
                                                             TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                           YEAR ENDED FEBRUARY 28,         YEAR ENDED FEBRUARY 28,
                                                       -------------------------------   ---------------------------
                                                            2010             2009            2010           2009
                                                       --------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $  101,014,156   $   97,564,065   $ 23,031,236   $ 22,922,016
      Net realized gain (loss) from investments ....       (1,552,121)      (4,393,757)      (698,207)    (1,245,152)
      Net change in unrealized appreciation
         (depreciation) on investments .............      132,762,115      (60,332,613)    32,321,961    (14,037,757)
                                                       --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ...........      232,224,150       32,837,695     54,654,990      7,639,107
                                                       --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................      (88,913,999)     (86,060,828)   (20,212,258)   (20,022,854)
         Class B ...................................       (2,028,352)      (2,521,430)            --             --
         Class C ...................................      (10,200,313)      (6,824,256)    (2,790,789)    (2,517,773)
         Advisor Class .............................         (345,196)         (39,345)       (76,262)            --
                                                       --------------   --------------   ------------   ------------
   Total distributions to shareholders .............     (101,487,860)     (95,445,859)   (23,079,309)   (22,540,627)
                                                       --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ...................................      214,014,398      (45,201,620)    21,442,773      7,636,448
         Class B ...................................      (16,558,298)     (11,489,518)            --             --
         Class C ...................................      129,337,661       53,067,028     11,119,208      8,857,913
         Advisor Class .............................        7,450,151        1,490,283      3,936,799             --
                                                       --------------   --------------   ------------   ------------
   Total capital share transactions ................      334,243,912       (2,133,827)    36,498,780     16,494,361
                                                       --------------   --------------   ------------   ------------
   Redemption fees .................................               --               81             --            334
                                                       --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets ..      464,980,202      (64,741,910)    68,074,461      1,593,175
Net assets:
   Beginning of year ...............................    2,061,906,622    2,126,648,532    513,706,735    512,113,560
                                                       --------------   --------------   ------------   ------------
   End of year .....................................   $2,526,886,824   $2,061,906,622   $581,781,196   $513,706,735
                                                       ==============   ==============   ============   ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of year ..................................   $     (330,771)  $      164,711   $     41,941   $     93,230
                                                       ==============   ==============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                              128 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              FRANKLIN MICHIGAN               FRANKLIN MINNESOTA
                                                             TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                           YEAR ENDED FEBRUARY 28,         YEAR ENDED FEBRUARY 28,
                                                       -------------------------------   ---------------------------
                                                            2010             2009            2010           2009
                                                       --------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $   66,946,745   $   66,980,702   $ 32,885,018   $ 27,869,245
      Net realized gain (loss) from investments ....          987,385         (816,329)       397,336     (2,737,401)
      Net change in unrealized appreciation
         (depreciation) on investments .............       63,316,102      (37,100,944)    26,917,175     19,252,804
                                                       --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ...........      131,250,232       29,063,429     60,199,529     44,384,648
                                                       --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................      (58,640,678)     (58,712,814)   (28,107,979)   (24,869,215)
         Class B ...................................         (943,183)      (1,373,574)            --             --
         Class C ...................................       (7,016,292)      (6,169,869)    (4,433,588)    (3,099,312)
         Advisor Class .............................         (101,994)         (17,725)      (100,107)            --
                                                       --------------   --------------   ------------   ------------
   Total distributions to shareholders .............      (66,702,147)     (66,273,982)   (32,641,674)   (27,968,527)
                                                       --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ...................................      (29,191,851)      56,375,532     91,670,785     93,405,889
         Class B ...................................      (13,843,494)      (8,124,493)            --             --
         Class C ...................................       14,669,706       47,214,803     64,299,400     29,905,202
         Advisor Class .............................        2,616,284          792,485      4,381,568             --
                                                       --------------   --------------   ------------   ------------
   Total capital share transactions ................      (25,749,355)      96,258,327    160,351,753    123,311,091
                                                       --------------   --------------   ------------   ------------
   Redemption fees .................................               --               37             --          1,981
                                                       --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets ..       38,798,730       59,047,811    187,909,608    139,729,193
Net assets:
   Beginning of year ...............................    1,523,644,536    1,464,596,725    756,024,086    616,294,893
                                                       --------------   --------------   ------------   ------------
   End of year .....................................   $1,562,443,266   $1,523,644,536   $943,933,694   $756,024,086
                                                       ==============   ==============   ============   ============
Distributions in excess of net investment
   income included in net assets:
      End of year ..................................   $      (77,088)  $     (312,504)  $   (245,707)  $   (476,567)
                                                       ==============   ==============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 129

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                          FRANKLIN OHIO
                                                                                       TAX-FREE INCOME FUND
                                                                                     YEAR ENDED FEBRUARY 28,
                                                                                 -------------------------------
                                                                                      2010             2009
                                                                                 --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................................   $   60,519,136   $   55,732,009
      Net realized gain (loss) from investments ..............................          785,265      (10,025,945)
      Net change in unrealized appreciation (depreciation) on investments ....       49,023,694       22,764,647
                                                                                 --------------   --------------
            Net increase (decrease) in net assets resulting from operations ..      110,328,095       68,470,711
                                                                                 --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................................      (50,726,485)     (47,067,244)
         Class B .............................................................       (1,163,652)      (1,469,022)
         Class C .............................................................       (8,457,941)      (6,852,940)
         Advisor Class .......................................................         (305,454)          (7,023)
                                                                                 --------------   --------------
   Total distributions to shareholders .......................................      (60,653,532)     (55,396,229)
                                                                                 --------------   --------------
   Capital share transactions: (Note 2)
         Class A .............................................................      129,036,411      122,742,776
         Class B .............................................................      (10,240,350)      (6,589,061)
         Class C .............................................................       78,124,241       42,179,875
         Advisor Class .......................................................       12,800,876          349,077
                                                                                 --------------   --------------
   Total capital share transactions ..........................................      209,721,178      158,682,667
                                                                                 --------------   --------------
   Redemption fees ...........................................................               --            1,147
                                                                                 --------------   --------------
            Net increase (decrease) in net assets ............................      259,395,741      171,758,296
Net assets:
   Beginning of year .........................................................    1,383,223,684    1,211,465,388
                                                                                 --------------   --------------
   End of year ...............................................................   $1,642,619,425   $1,383,223,684
                                                                                 ==============   ==============
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
      End of year ............................................................   $      (48,665)  $      112,707
                                                                                 ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               130 | Annual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective July 1, 2009, the Franklin Massachusetts Tax-Free Income Fund and the Franklin Minnesota Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS C & ADVISOR CLASS
Franklin Massachusetts Tax-Free Income Fund
Franklin Minnesota Tax-Free Income Fund

CLASS A, CLASS B, CLASS C & ADVISOR CLASS
Franklin Insured Tax-Free Income Fund
Franklin Michigan Tax-Free Income Fund
Franklin Ohio Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.


                              Annual Report | 131

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Funds may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2010, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                              132 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                              Annual Report | 133

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                               FRANKLIN INSURED          FRANKLIN MASSACHUSETTS
                                                   TAX-FREE                     TAX-FREE
                                                 INCOME FUND                  INCOME FUND
                                         ---------------------------   -------------------------
                                            SHARES         AMOUNT        SHARES        AMOUNT
                                         -----------   -------------   ----------   ------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold .......................    37,711,031   $ 439,557,977    5,589,847   $ 63,681,155
   Shares issued in reinvestment of
      distributions ..................     4,815,932      56,252,801    1,050,740     11,958,727
   Shares redeemed ...................   (24,242,807)   (281,796,380)  (4,772,512)   (54,197,109)
                                         -----------   -------------   ----------   ------------
   Net increase (decrease) ...........    18,284,156   $ 214,014,398    1,868,075   $ 21,442,773
                                         ===========   =============   ==========   ============
Year ended February 28, 2009
   Shares sold .......................    36,202,614   $ 412,603,041    7,219,049   $ 81,575,484
   Shares issued on reorganization
      (Note 7) .......................    11,431,481     138,549,550           --             --
   Shares issued in reinvestment of
      distributions ..................     4,714,948      54,017,557    1,000,143     11,166,730
   Shares redeemed ...................   (57,261,732)   (650,371,768)  (7,730,726)   (85,105,766)
                                         -----------   -------------   ----------   ------------
   Net increase (decrease) ...........    (4,912,689)  $ (45,201,620)     488,466   $  7,636,448
                                         ===========   =============   ==========   ============
CLASS B SHARES:
Year ended February 28, 2010
   Shares sold .......................       232,330   $   2,716,768
   Shares issued in reinvestment of
      distributions ..................       111,107       1,301,241
   Shares redeemed ...................    (1,752,344)    (20,576,307)
                                         -----------   -------------
   Net increase (decrease) ...........    (1,408,907)  $ (16,558,298)
                                         ===========   =============
Year ended February 28, 2009
   Shares sold .......................       261,627   $   2,969,937
   Shares issued in reinvestment of
      distributions ..................       137,752       1,585,936
   Shares redeemed ...................    (1,408,274)    (16,045,391)
                                         -----------   -------------
   Net increase (decrease) ...........    (1,008,895)  $ (11,489,518)
                                         ===========   =============
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold .......................    13,766,749   $ 162,844,477    1,820,204   $ 20,948,250
   Shares issued in reinvestment of
      distributions ..................       573,630       6,784,479      173,740      1,994,839
   Shares redeemed ...................    (3,416,036)    (40,291,295)  (1,034,991)   (11,823,881)
                                         -----------   -------------   ----------   ------------
   Net increase (decrease) ...........    10,924,343   $ 129,337,661      958,953   $ 11,119,208
                                         ===========   =============   ==========   ============
Year ended February 28, 2009
   Shares sold .......................     8,171,227   $  94,165,836    1,797,453   $ 20,433,521
   Shares issued in reinvestment of
      distributions ..................       379,771       4,373,837      154,469      1,736,426
   Shares redeemed ...................    (3,998,878)    (45,472,645)  (1,201,028)   (13,312,034)
                                         -----------   -------------   ----------   ------------
   Net increase (decrease) ...........     4,552,120   $  53,067,028      750,894   $  8,857,913
                                         ===========   =============   ==========   ============


                               134 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             FRANKLIN INSURED      FRANKLIN MASSACHUSETTS
                                                 TAX-FREE                 TAX-FREE
                                               INCOME FUND               INCOME FUND
                                         -----------------------   ----------------------
                                           SHARES       AMOUNT       SHARES     AMOUNT
                                         ---------   -----------   --------   -----------
ADVISOR CLASS SHARES:
Year ended February 28, 2010(a)
   Shares sold .......................   1,327,740   $15,276,985    392,659   $4,478,842
   Shares issued in reinvestment of
      distributions ..................       6,463        75,797         21          243
   Shares redeemed ...................    (668,642)   (7,902,631)   (46,738)    (542,286)
                                         ---------   -----------    -------   ----------
   Net increase (decrease) ...........     665,561   $ 7,450,151    345,942   $3,936,799
                                         =========   ===========    =======   ==========
Period ended February 28, 2009(b)
   Shares sold .......................     124,946   $ 1,471,522
   Shares issued in reinvestment of
      distributions ..................       2,076        23,126
   Shares redeemed ...................        (423)       (4,365)
                                         ---------   -----------
   Net increase (decrease) ...........     126,599   $ 1,490,283
                                         =========   ===========

(a) For the period July 1, 2009 (effective date) to February 28, 2010 for the Franklin Massachusetts Tax-Free Income Fund.

(b)  For the period July 1, 2008 (effective date) to February 28, 2009.

                                              FRANKLIN MICHIGAN            FRANKLIN MINNESOTA
                                                   TAX-FREE                     TAX-FREE
                                                  INCOME FUND                 INCOME FUND
                                         ---------------------------   -------------------------
                                            SHARES         AMOUNT        SHARES        AMOUNT
                                         -----------   -------------   ----------   ------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold .......................    11,886,273   $ 140,284,064   13,441,424   $162,227,348
   Shares issued in reinvestment of
      distributions ..................     3,214,545      37,989,621    1,587,293     19,173,994
   Shares redeemed ...................   (17,609,236)   (207,465,536)  (7,435,457)   (89,730,557)
                                         -----------   -------------   ----------   ------------
   Net increase (decrease) ...........    (2,508,418)  $ (29,191,851)   7,593,260   $ 91,670,785
                                         ===========   =============   ==========   ============
Year ended February 28, 2009
   Shares sold .......................    18,559,197   $ 218,215,013   13,826,368   $160,107,842
   Shares issued in reinvestment of
      distributions ..................     3,146,032      36,592,804    1,368,844     15,911,356
   Shares redeemed ...................   (17,312,598)   (198,432,285)  (7,203,039)   (82,613,309)
                                         -----------   -------------   ----------   ------------
   Net increase (decrease) ...........     4,392,631   $  56,375,532    7,992,173   $ 93,405,889
                                         ===========   =============   ==========   ============
CLASS B SHARES:
Year ended February 28, 2010
   Shares sold .......................         9,498   $     111,105
   Shares issued in reinvestment of
      distributions ..................        55,387         656,266
   Shares redeemed ...................    (1,232,200)    (14,610,865)
                                         -----------   -------------
   Net increase (decrease) ...........    (1,167,315)  $ (13,843,494)
                                         ===========   =============
Year ended February 28, 2009
   Shares sold .......................        21,401   $     255,650
   Shares issued in reinvestment of
      distributions ..................        82,415         965,252
   Shares redeemed ...................      (803,088)     (9,345,395)
                                         -----------   -------------
   Net increase (decrease) ...........      (699,272)  $  (8,124,493)
                                         ===========   =============


                               Annual Report | 135

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             FRANKLIN MICHIGAN           FRANKLIN MINNESOTA
                                                  TAX-FREE                    TAX-FREE
                                                INCOME FUND                 INCOME FUND
                                         -------------------------   -------------------------
                                            SHARES       AMOUNT        SHARES        AMOUNT
                                         ----------   ------------   ----------   ------------
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold .......................    4,084,189   $ 48,807,096    6,126,237   $ 74,645,880
   Shares issued in reinvestment of
      distributions ..................      417,054      4,985,346      253,689      3,091,524
   Shares redeemed ...................   (3,277,517)   (39,122,736)  (1,102,981)   (13,438,004)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........    1,223,726   $ 14,669,706    5,276,945   $ 64,299,400
                                         ==========   ============   ==========   ============
Year ended February 28, 2009
   Shares sold .......................    6,578,089   $ 78,665,502    3,511,015   $ 41,174,133
   Shares issued in reinvestment of
      distributions ..................      372,014      4,367,130      171,220      2,003,340
   Shares redeemed ...................   (3,096,660)   (35,817,829)  (1,149,121)   (13,272,271)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........    3,853,443   $ 47,214,803    2,533,114   $ 29,905,202
                                         ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
Year ended February 28, 2010(a)
   Shares sold .......................      301,110   $  3,538,457      451,329   $  5,435,791
   Shares issued in reinvestment of
      distributions ..................          500          5,958           58            707
   Shares redeemed ...................      (77,806)      (928,131)     (86,638)    (1,054,930)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........      223,804   $  2,616,284      364,749   $  4,381,568
                                         ==========   ============   ==========   ============
Period ended February 28, 2009(b)
   Shares sold .......................       69,375   $    820,540
   Shares issued in reinvestment of
      distributions ..................          122          1,390
   Shares redeemed ...................       (2,596)       (29,445)
                                         ----------   ------------
   Net increase (decrease) ...........       66,901   $    792,485
                                         ==========   ============

(a) For the period July 1, 2009 (effective date) to February 28, 2010 for the Franklin Minnesota Tax-Free Income Fund.

(b)  For the period July 1, 2008 (effective date) to February 28, 2009.

                                                              FRANKLIN OHIO
                                                                 TAX-FREE
                                                               INCOME FUND
                                                       ---------------------------
                                                          SHARES         AMOUNT
                                                       -----------   -------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold .....................................    20,139,038   $ 249,409,233
   Shares issued in reinvestment of distributions ..     2,882,344      35,726,254
   Shares redeemed .................................   (12,620,955)   (156,099,076)
                                                       -----------   -------------
   Net increase (decrease) .........................    10,400,427   $ 129,036,411
                                                       ===========   =============
Year ended February 28, 2009
   Shares sold .....................................    21,090,258   $ 255,535,352
   Shares issued in reinvestment of distributions ..     2,565,398      30,822,919
   Shares redeemed .................................   (13,777,887)   (163,615,495)
                                                       -----------   -------------
   Net increase (decrease) .........................     9,877,769   $ 122,742,776
                                                       ===========   =============


                               136 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                             FRANKLIN OHIO
                                                                TAX-FREE
                                                              INCOME FUND
                                                       -------------------------
                                                         SHARES        AMOUNT
                                                       ----------   ------------
CLASS B SHARES:
Year ended February 28, 2010
   Shares sold .....................................       20,976   $    258,053
   Shares issued in reinvestment of distributions ..       67,842        843,195
   Shares redeemed .................................     (911,329)   (11,341,598)
                                                       ----------   ------------
   Net increase (decrease) .........................     (822,511)  $(10,240,350)
                                                       ==========   ============
Year ended February 28, 2009
   Shares sold .....................................       43,489   $    524,360
   Shares issued in reinvestment of distributions ..       84,398      1,019,519
   Shares redeemed .................................     (673,655)    (8,132,940)
                                                       ----------   ------------
   Net increase (decrease) .........................     (545,768)  $ (6,589,061)
                                                       ==========   ============
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold .....................................    7,938,848   $ 99,369,344
   Shares issued in reinvestment of distributions ..      496,115      6,210,680
   Shares redeemed .................................   (2,199,150)   (27,455,783)
                                                       ----------   ------------
   Net increase (decrease) .........................    6,235,813   $ 78,124,241
                                                       ==========   ============
Year ended February 28, 2009
   Shares sold .....................................    5,749,303   $ 70,510,862
   Shares issued in reinvestment of distributions ..      391,834      4,747,155
   Shares redeemed .................................   (2,752,071)   (33,078,142)
                                                       ----------   ------------
   Net increase (decrease) .........................    3,389,066   $ 42,179,875
                                                       ==========   ============
ADVISOR CLASS SHARES:
Year ended February 28, 2010
   Shares sold .....................................    1,194,735   $ 14,728,066
   Shares issued in reinvestment of distributions ..        1,630         20,233
   Shares redeemed .................................     (156,086)    (1,947,423)
                                                       ----------   ------------
   Net increase (decrease) .........................    1,040,279   $ 12,800,876
                                                       ==========   ============
Period ended February 28, 2009(a)
   Shares sold .....................................       29,058   $    347,943
   Shares issued in reinvestment of distributions ..          559          6,553
   Shares redeemed .................................         (463)        (5,419)
                                                       ----------   ------------
   Net increase (decrease) .........................       29,154   $    349,077
                                                       ==========   ============

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 137

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' Class B and C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                         FRANKLIN       FRANKLIN       FRANKLIN
                         INSURED     MASSACHUSETTS     MICHIGAN
                         TAX-FREE       TAX-FREE       TAX-FREE
                       INCOME FUND    INCOME FUND    INCOME FUND
                       -----------   -------------   -----------
Reimbursement Plans:
   Class A .........      0.10%          0.10%          0.10%
Compensation Plans:
   Class B .........      0.65%            --           0.65%
   Class C .........      0.65%          0.65%          0.65%


                               138 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                         FRANKLIN      FRANKLIN
                        MINNESOTA        OHIO
                         TAX-FREE      TAX-FREE
                       INCOME FUND   INCOME FUND
                       -----------   -----------
Reimbursement Plans:
   Class A .........      0.10%         0.10%
Compensation Plans:
   Class B .........        --          0.65%
   Class C .........      0.65%         0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                      FRANKLIN       FRANKLIN       FRANKLIN
                                                      INSURED     MASSACHUSETTS     MICHIGAN
                                                      TAX-FREE       TAX-FREE       TAX-FREE
                                                    INCOME FUND    INCOME FUND    INCOME FUND
                                                    -----------   -------------   -----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................    $1,054,886      $131,037       $395,202
Contingent deferred sales charges retained ......    $   92,083      $  6,716       $ 80,382

                                                      FRANKLIN      FRANKLIN
                                                     MINNESOTA        OHIO
                                                      TAX-FREE      TAX-FREE
                                                    INCOME FUND   INCOME FUND
                                                    -----------   -----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................     $362,071      $676,212
Contingent deferred sales charges retained ......     $ 25,451      $ 58,061

E. TRANSFER AGENT FEES

For the year ended February 28, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                              FRANKLIN       FRANKLIN       FRANKLIN
                              INSURED     MASSACHUSETTS     MICHIGAN
                              TAX-FREE       TAX-FREE       TAX-FREE
                            INCOME FUND    INCOME FUND    INCOME FUND
                            -----------   -------------   -----------
Transfer agent fees .....     $548,324       $120,894       $428,442

                              FRANKLIN      FRANKLIN
                             MINNESOTA        OHIO
                              TAX-FREE      TAX-FREE
                            INCOME FUND   INCOME FUND
                            -----------   -----------
Transfer agent fees .....     $201,598      $371,076


                               Annual Report | 139

Franklin Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2010, the capital loss carryforwards were as follows:

                               FRANKLIN        FRANKLIN        FRANKLIN       FRANKLIN
                                INSURED      MASSACHUSETTS     MINNESOTA        OHIO
                               TAX-FREE         TAX-FREE       TAX-FREE       TAX-FREE
                              INCOME FUND     INCOME FUND     INCOME FUND    INCOME FUND
                              -----------    -------------    -----------    -----------
Capital loss carryforwards
   expiring in:
   2015 ..................     $       --     $       --       $1,475,000     $       --
   2016 ..................         22,960             --               --             --
   2017 ..................        798,241         33,682        1,004,796      3,103,689
   2018 ..................      5,518,185      1,913,536          286,131             --
                               ----------     ----------       ----------     ----------
                               $6,339,386     $1,947,218       $2,765,927     $3,103,689
                               ==========     ==========       ==========     ==========

During the year ended February 28, 2010, the Franklin Michigan Tax-Free Income Fund and the Franklin Ohio Tax-Free Income Fund utilized $472,758 and $812,241, respectively, of capital loss carryforwards.

On February 28, 2010, the Franklin Minnesota Tax-Free Income Fund had expired capital loss carryforwards of $788,761, which were reclassified to paid-in capital.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2010, the Franklin Massachusetts Tax-Free Income Fund deferred realized capital losses of $11,648.

The tax character of distributions paid during the years ended February 28, 2010 and 2009, was as follows:

                                    FRANKLIN INSURED           FRANKLIN MASSACHUSETTS
                                  TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                              ---------------------------    --------------------------
                                  2010           2009           2010           2009
                              ------------    -----------    -----------    -----------
Distributions paid from -
   tax exempt income .....    $101,487,860    $95,445,859    $23,079,309    $22,540,627
                              ============    ===========    ===========    ===========

                                    FRANKLIN MICHIGAN           FRANKLIN MINNESOTA
                                  TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                              ---------------------------    --------------------------
                                  2010           2009           2010           2009
                              ------------    -----------    -----------    -----------
Distributions paid from -
   tax exempt income .....     $66,702,147    $66,273,982    $32,641,674    $27,968,527
                               ===========    ===========    ===========    ===========

                                    FRANKLIN OHIO
                                 TAX-FREE INCOME FUND
                              ---------------------------
                                  2010           2009
                              ------------    -----------
Distributions paid from -
   tax exempt income .....     $60,653,532    $55,396,229
                               ===========    ===========


                              140 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At February 28, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

                                                       FRANKLIN           FRANKLIN         FRANKLIN
                                                        INSURED        MASSACHUSETTS       MICHIGAN
                                                       TAX-FREE           TAX-FREE         TAX-FREE
                                                      INCOME FUND        INCOME FUND      INCOME FUND
                                                    --------------     -------------     --------------
Cost of investments ............................    $2,477,177,705      $562,421,294     $1,504,531,563
                                                    ==============      ============     ==============
Unrealized appreciation ........................    $   74,590,570      $ 19,018,459     $   59,301,886
Unrealized depreciation ........................       (42,765,069)       (5,242,607)       (19,705,413)
                                                    --------------      ------------     --------------
Net unrealized appreciation (depreciation) .....    $   31,825,501      $ 13,775,852     $   39,596,473
                                                    ==============      ============     ==============
Undistributed tax exempt income ................    $    1,730,386      $    426,278     $    1,056,952
Undistributed long term capital gains ..........                --                --            130,436
                                                    --------------      ------------     --------------
Distributable earnings .........................    $    1,730,386      $    426,278     $    1,187,388
                                                    ==============      ============     ==============

                                                       FRANKLIN           FRANKLIN
                                                       MINNESOTA            OHIO
                                                       TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND
                                                    --------------     --------------
Cost of investments ............................     $917,175,245      $1,566,443,974
                                                     ============      ==============
Unrealized appreciation ........................     $ 39,911,657      $   63,484,371
Unrealized depreciation ........................       (1,873,224)         (9,032,755)
                                                     ------------      --------------
Net unrealized appreciation (depreciation) .....     $ 38,038,433      $   54,451,616
                                                     ============      ==============
Distributable earnings -
   undistributed tax exempt income .............     $    348,811      $    1,022,645
                                                     ============      ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2010, were as follows:

                                                     FRANKLIN         FRANKLIN         FRANKLIN
                                                      INSURED       MASSACHUSETTS      MICHIGAN
                                                     TAX-FREE         TAX-FREE         TAX-FREE
                                                    INCOME FUND      INCOME FUND     INCOME FUND
                                                    ------------    -------------    ------------
Purchases ......................................    $487,592,350     $70,260,254     $ 83,200,560
Sales ..........................................    $116,376,862     $35,723,893     $111,821,171


                              Annual Report | 141

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS (CONTINUED)

                                                      FRANKLIN       FRANKLIN
                                                      MINNESOTA        OHIO
                                                      TAX-FREE       TAX-FREE
                                                     INCOME FUND    INCOME FUND
                                                    ------------    ------------
Purchases ......................................    $247,777,377    $267,412,451
Sales ..........................................    $ 85,005,526    $ 61,966,970

6. CONCENTRATION OF RISK

Each of the funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories, except for the Franklin Insured Tax-Free Income Fund. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. REORGANIZATION

On May 21, 2008, the Franklin Insured Tax-Free Income Fund acquired the net assets of Franklin Florida Insured Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Florida Insured Tax-Free Income Fund's shareholders. The reorganization was accomplished by a tax-free exchange of 11,431,481 shares of the Franklin Insured Tax-Free Income Fund (valued at $12.12) for the net assets of the Franklin Florida Insured Tax-Free Income Fund which aggregated $138,549,550, including $4,016,955 of unrealized appreciation (depreciation). The combined net assets of the Franklin Insured Tax-Free Income Fund immediately after the reorganization were $2,438,796,882.

8. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a 364-day joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. On January 22, 2010, the Funds renewed the Global Credit Facility for a total of $750 million, maturing January 21, 2011.


                              142 | Annual Report

Franklin Tax-Free Trust

8. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended February 28, 2010, the Funds did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securi- ties, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At February 28, 2010, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC
820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds are currently evaluating the impact, if any, of applying this provision.

11. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.


                              Annual Report | 143

Franklin Tax-Free Trust

ABBREVIATIONS

SELECTED PORTFOLIO

ACES   -   Adjustable Convertible Exempt Security
AMBAC  -   American Municipal Bond Assurance Corp.
BHAC   -   Berkshire Hathaway Assurance Corp.
BIG    -   Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name; on February 18, 2009, most MBIA Insured were replaced with NATL Insured through a spin-off.)
CDA    -   Community Development Authority/Agency
CDD    -   Community Development District
CIFG   -   CDC IXIS Financial Guaranty
COP    -   Certificate of Participation
EDA    -   Economic Development Authority
EDC    -   Economic Development Corp.
EDR    -   Economic Development Revenue
ETM    -   Escrow to Maturity
FGIC   -   Financial Guaranty Insurance Co.
FSA    -   Financial Security Assurance Inc.
GNMA   -   Government National Mortgage Association
GO     -   General Obligation
HDA    -   Housing Development Authority/Agency
HDC    -   Housing Development Corp.
HFA    -   Housing Finance Authority/Agency
HFAR   -   Housing Finance Authority Revenue
HFC    -   Housing Finance Corp.
HMR    -   Home Mortgage Revenue
ID     -   Improvement District
IDA    -   Industrial Development Authority/Agency
IDR    -   Industrial Development Revenue
ISD    -   Independent School District
MFHR   -   Multi-Family Housing Revenue
MFMR   -   Multi-Family Mortgage Revenue
MFR    -   Multi-Family Revenue
MTA    -   Metropolitan Transit Authority
NATL   -   National Public Financial Guarantee Corp.
PBA    -   Public Building Authority
PFAR   -   Public Financing Authority Revenue
PUD    -   Public Utility District
RDA    -   Redevelopment Agency/Authority
RDAR   -   Redevelopment Agency Revenue
RMR    -   Residential Mortgage Revenue
SFM    -   Single Family Mortgage
SFMR   -   Single Family Mortgage Revenue
USD    -   Unified/Union School District
XLCA   -   XL Capital Assurance


                              144 | Annual Report

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund and Franklin Ohio Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
April 16, 2010


                              Annual Report | 145

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2010. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2011, shareholders will be notified of amounts for use in preparing their 2010 income tax returns.


                              146 | Annual Report

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                            NUMBER
                                                                        OF PORTFOLIOS
                                                                       IN FUND COMPLEX
NAME, YEAR OF BIRTH                                    LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION         TIME SERVED       BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   ---------------   ---------------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1984          133               Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

SAM GINN (1937)                  Trustee           Since 2007          110               ICO Global Communications
One Franklin Parkway                                                                     (Holdings) Limited (satellite company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and
Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 1998          133               Hess Corporation (exploration and
One Franklin Parkway                                                                     refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                 Company (processed foods and allied
                                                                                         products), RTI International Metals,
                                                                                         Inc. (manufacture and distribution
                                                                                         of titanium), Canadian National
                                                                                         Railway (railroad) and White
                                                                                         Mountains Insurance Group, Ltd.
                                                                                         (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929)         Trustee           Since 1984          109               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).


                              Annual Report | 147

                                                                            NUMBER
                                                                        OF PORTFOLIOS
                                                                       IN FUND COMPLEX
NAME, YEAR OF BIRTH                                    LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION         TIME SERVED       BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   ---------------   ---------------------------------------
J. MICHAEL LUTTIG (1954)         Trustee           Since               141               Boeing Capital Corporation
One Franklin Parkway                               December 2009                         (aircraft financing).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals
Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932)            Trustee           Since 2005          133               Hess Corporation (exploration and
One Franklin Parkway                                                                     refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007          141               Cbeyond (business communications
One Franklin Parkway                                                                     provider).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since       110               None
One Franklin Parkway             Independent       2007 and Lead
San Mateo, CA 94403-1906         Trustee           Independent
                                                   Trustee since
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President
- Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company
(consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                            NUMBER
                                                                        OF PORTFOLIOS
                                                                       IN FUND COMPLEX
NAME, YEAR OF BIRTH                                    LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION         TIME SERVED       BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   ---------------   ---------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Since 1984          133               None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 41 of the investment companies in Franklin Templeton Investments.


                              148 | Annual Report

                                                                            NUMBER
                                                                        OF PORTFOLIOS
                                                                       IN FUND COMPLEX
NAME, YEAR OF BIRTH                                    LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION         TIME SERVED       BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   ---------------   ---------------------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since 2007          89                None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin
Templeton Investments.

SHEILA AMOROSO (1959)            Vice President    Since 2000          Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

RAFAEL R. COSTAS, JR. (1965)     Vice President    Since 2000          Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance    Not Applicable    Not Applicable
One Franklin Parkway             Compliance        Officer since
San Mateo, CA 94403-1906         Officer and       2004 and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Chief             Since 2009          Not Applicable    Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967)             Treasurer,        Since 2009          Not Applicable    Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.


                              Annual Report | 149

                                                                            NUMBER
                                                                        OF PORTFOLIOS
                                                                       IN FUND COMPLEX
NAME, YEAR OF BIRTH                                    LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION         TIME SERVED       BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   ---------------   ---------------------------------------
ALIYA S. GORDON (1973)           Vice President    Since 2009          Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate Counsel at Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)             Vice President    Since 2000          Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President    Since August        Not Applicable    Not Applicable
One Franklin Parkway                               2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since     Not Applicable    Not Applicable
One Franklin Parkway             Chief             1993 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)        Vice President    Since               Not Applicable    Not Applicable
500 East Broward Blvd.                             August 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006          Not Applicable    Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                              150 | Annual Report

                                                                            NUMBER
                                                                        OF PORTFOLIOS
                                                                       IN FUND COMPLEX
NAME, YEAR OF BIRTH                                    LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION         TIME SERVED       BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   ---------------   ---------------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005          Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

THOMAS WALSH (1961)              Vice President    Since 2000          Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 151

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                              152 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or that of its Class A shares for a Fund having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown


                              Annual Report | 153

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

for the one-year period ended December 31, 2009, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was in the upper half of its Lipper performance universe during 2009, with most being in the highest or second-highest quintile of such universe during such year and for the previous three-, five- and 10-year periods as well. The Lipper reports showed the total return for many of such Funds was below the median of their performance universe during 2009, but that the total return of all such Funds was good on a long-term basis with each having total returns above the median of its respective performance universe during the previous five- and 10-year periods on an annualized basis. Management explained that the one-year relative total return performance of the Funds reflected management's conservative strategy of not utilizing leverage or derivatives or using high yield debt in investment-grade funds, which types of instruments had performed well in the 2009 market recovery. The Board expressed satisfaction with such performance, noting management's explanation and the fact that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of its respective Lipper expense group. The Lipper reports further showed that the actual total expense rates for all Funds were below the median of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services


                              154 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion and continuing thereafter. In


                              Annual Report | 155

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                              156 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)
One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF1 A 04/10

FEBRUARY 28, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                 TAX-FREE INCOME

                             FRANKLIN TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently
                            and adhere to different investment approaches,
                            Franklin, Templeton and Mutual Series funds
                            typically have distinct portfolios. That's why our
                            funds can be used to build truly diversified
                            allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well
                            as the reliable, accurate and personal service that
                            has helped us become one of the most trusted names
                            in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Municipal Bond Market Overview ...........................................     4
Investment Strategy and Manager's Discussion .............................     6
Franklin Alabama Tax-Free Income Fund ....................................     7
Franklin Florida Tax-Free Income Fund ....................................    16
Franklin Georgia Tax-Free Income Fund ....................................    26
Franklin Kentucky Tax-Free Income Fund ...................................    35
Franklin Louisiana Tax-Free Income Fund ..................................    42
Franklin Maryland Tax-Free Income Fund ...................................    51
Franklin Missouri Tax-Free Income Fund ...................................    61
Franklin North Carolina Tax-Free Income Fund .............................    71
Franklin Virginia Tax-Free Income Fund ...................................    80
Financial Highlights and Statements of Investments .......................    90
Financial Statements .....................................................   158
Notes to Financial Statements ............................................   169
Report of Independent Registered Public Accounting Firm ..................   186
Tax Designation ..........................................................   187
Board Members and Officers ...............................................   188
Shareholder Information ..................................................   193

Shareholder Letter

Dear Shareholder:

In the third and fourth quarters of 2009, U.S. economic activity improved compared with the second quarter. Although many observers considered the global recession over, most economists warned that growth would be sluggish as consumers and the financial system continued to climb out of debt.

The federal funds target rate remained unchanged over the period at a historically low range of 0% to 0.25%; however, the Federal Reserve Board (Fed) was very active and employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower. In testimony to Congress in February, Chairman Bernanke once again stated that short-term rates are likely to remain exceptionally low for an extended period until the Fed feels a dependable economic recovery has taken hold.

Most major financial markets showed signs of recovery, and equity markets staged a strong rally since March 2009. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. Chairman Bernanke began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. On February 18, the Fed raised the largely symbolic discount rate to 0.75%. This first tightening move was designed to encourage banks to borrow short-term funds from money markets rather than the central bank.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

The municipal bond market experienced a healthy rebound in the 12-month period ended February 28, 2010; the Barclays Capital (BC) Municipal Bond Index returned +9.98% and securities with maturities 22 years and longer, which make up a substantial portion of our portfolios, returned +16.61%.1

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

Franklin Tax-Free Trust's annual report goes into greater detail about municipal bond market conditions during the period. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.


                       2 | Not part of the annual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       Not part of the annual report | 3

Annual Report

Municipal Bond Market Overview

During the 12-month period ended February 28, 2010, the municipal bond market delivered a strong +9.98% total return as measured by the Barclays Capital (BC) Municipal Bond Index.(1) The municipal bond market rebounded after suffering one of its worst performance years in 2008. In contrast, the U.S. Treasury market trailed the tax-exempt market during this reporting period with a +1.83% total return as measured by the BC U.S. Treasury Index.(2)

Different factors helped revive consumer and investor confidence during this reporting period including federal fiscal stimulus measures. The initial influx of capital infused the market with promise. Encouraged by these measures, investors cautiously began to move assets from money market instruments toward long-term investments seeking to maximize income opportunities. The tax-exempt market fared well as investors focused on the municipal bond market's attractive after-tax yields. Despite budgetary pressures at state and local levels and concerns regarding some issuers' abilities to repay debt, municipal bond mutual funds received record net inflows in 2009. In addition, because nearly all municipal bond insurers were downgraded, many municipalities brought new issues to market based on their own financial strength and credit ratings. As a result, yield spreads between higher quality and lower grade credits widened, as opposed to previous reporting periods when AAA-rated insured bonds dominated new issuance. A recent Moody's Investors Service report bolstered the case for municipal issuers. The study showed a less than 1.00% default rate for all municipal bonds issued from 1970 through 2009 and higher recovery on average than for corporate issuers, which helped remind investors of the asset class's underlying credit strength. Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 19.56%, compared with the BC Aaa Municipal Bond Index's +6.98% total return.(3)

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(2.) Source: (C) 2010 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(3.) Source: (C) 2010 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.


                               4 | Annual Report

Further aiding positive municipal bond performance during the reporting period was the prospect of rising taxes, lower new tax-exempt issuance and fewer tax shelters. In February 2009, the American Recovery and Reinvestment Act was signed into law, which allowed municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bond. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. The success of this "Build America Bonds" program exceeded expectations as it enticed taxable bond investors to these municipal products. The Obama administration recently proposed continuing the program beyond 2010 but reducing the subsidy to 28% and expanding permissible uses. Historically, a large supply of issuance can be detrimental to municipal bond market performance; however, this was not the case during this reporting period. Although 2009's $409 billion in total issuance surpassed the previous year's, the popularity of Build America Bonds helped drive the municipal bond market's strong total returns.(4) The taxable bonds accounted for approximately 20% of long-term issuance, which reduced the supply of available municipal bonds for traditional, tax-exempt investors.(5) Solid demand for tax-exempt bonds drove municipal bond prices higher. We think these new, subsidized, taxable municipal bonds are likely to restrain future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced tax-exempt supply during the reporting period, we looked for opportunities to keep the portfolios fully invested in longer term bonds, which helped support the Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Thomson Reuters, THE BOND BUYER, 2/9/10.

(5.) Source: Municipal Securities Rulemaking Board, "Build America Bond Issuance and Trade Activity, 2009," February 2010.


                               Annual Report | 5

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund's portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your continued participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               6 | Annual Report

Franklin Alabama Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Alabama Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
2/28/10

                           % OF TOTAL
                           LONG-TERM
RATINGS                  INVESTMENTS**
-------                  -------------
AAA                          25.0%
AA                           20.0%
A                            22.3%
BBB                           6.8%
Below Investment Grade        0.9%
Not Rated by S&P             25.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                  --        1.5%
AA or Aa                   2.9%       0.6%
A                          6.4%       2.5%
BBB or Baa                 1.6%       8.7%
Below Investment Grade     0.3%       0.5%
                          ----       ----
Total                     11.2%      13.8%
                          ====       ====

We are pleased to bring you Franklin Alabama Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 92.


                                Annual Report | 7

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2009       4.00 cents   3.52 cents
April 2009       4.00 cents   3.52 cents
May 2009         4.00 cents   3.52 cents
June 2009        4.00 cents   3.51 cents
July 2009        4.00 cents   3.51 cents
August 2009      4.00 cents   3.51 cents
September 2009   4.00 cents   3.49 cents
October 2009     4.00 cents   3.49 cents
November 2009    4.00 cents   3.49 cents
December 2009    3.90 cents   3.37 cents
January 2010     3.90 cents   3.37 cents
February 2010    3.90 cents   3.37 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.59 on February 28, 2009, to $11.17 on February 28, 2010. The Fund's Class A shares paid dividends totaling 47.62 cents per share for the same period.2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.01% based on an annualization of the current 3.90 cent per share dividend and the maximum offering price of $11.67 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 6.49% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                8 | Annual Report

PORTFOLIO BREAKDOWN
Franklin Alabama Tax-Free Income Fund
2/28/10

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                  22.2%
Hospital & Health Care                     16.0%
Prerefunded                                13.8%
General Obligation                         11.1%
Higher Education                           10.8%
Subject to Government Appropriations        9.0%
Tax-Supported                               8.0%
Transportation                              3.7%
Other Revenue                               2.3%
Housing                                     2.0%
Corporate-Backed                            1.1%

*    Does not include short-term investments and other net assets.

STATE UPDATE

During the reporting period, Alabama's manufacturing-reliant economy continued to suffer from the effects of the national recession. The state's share of manufacturing employment significantly exceeded the rest of the nation's, and the automotive industry was an important source of jobs. A decrease in car and truck sales at the beginning of the period forced local automotive manufacturers and their parts suppliers to scale back production. In the summer, however, federal stimulus measures increased demand, and some plants returned to five-day work weeks. Production output did not return to capacity levels, and this slump contributed to a period-end unemployment rate of 11.1%, its highest level in 26 years.(3)

Alabama's economy weakened, and general fund revenues continued to decline. In past years, the state's two major operating funds, the budgetary general fund and the education trust fund, relied on support from nonrecurring revenues. The state addressed income and sales tax revenue declines of fiscal year 2009 through several measures and made extensive use of revenue bonds issued through state agencies and departments. Alabama's fiscal year 2010 budget relied on spending cuts, reserve depletion and other nonrecurring measures. Additionally, the state was scheduled to receive $3.1 billion in federal stimulus funds.(4)

Alabama's net tax-supported debt was $722 per capita and 2.1% of personal income, compared with the $739 and 2.1% national medians.(5) Independent credit rating agency Standard & Poor's assigned Alabama's general obligation debt a rating of AA with a stable outlook.(6) The rating and outlook reflected the state's constitutional restrictions on expenditures, dedicated revenue streams for capital projects and debt service, and low general obligation debt burden. Somewhat offsetting these strengths were declining income tax revenues and restrictions that limit the state's revenue raising flexibility.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "State Review: Alabama," RATINGSDIRECT, 11/9/09.

(5.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                                Annual Report | 9

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               10 | Annual Report

Performance Summary as of 2/28/10

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRALX)                             CHANGE   2/28/10   2/28/09
-----------------------                             ------   -------   -------
Net Asset Value (NAV)                               +$0.58    $11.17    $10.59
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                           $0.4762

CLASS C (SYMBOL: FALEX)                             CHANGE   2/28/10   2/28/09
-----------------------                             ------   -------   -------
Net Asset Value (NAV)                               +$0.59    $11.28    $10.69
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                           $0.4159

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
-------                                             ------   -------   -------
Cumulative Total Return(1)                          +10.14%   +19.15%   +65.66%
Average Annual Total Return(2)                       +5.46%    +2.66%    +4.72%
Avg. Ann. Total Return (3/31/10)(3)                  +5.70%    +2.82%    +4.50%
   Distribution Rate(4)                    4.01%
   Taxable Equivalent Distribution
      Rate(5)                              6.49%
   30-Day Standardized Yield(6)            3.37%
   Taxable Equivalent Yield(5)             5.46%
   Total Annual Operating Expenses(7)      0.71%

CLASS C                                             1-YEAR    5-YEAR   10-YEAR
-------                                             ------   -------   -------
Cumulative Total Return(1)                           +9.54%   +15.96%   +56.94%
Average Annual Total Return(2)                       +8.54%    +3.01%    +4.61%
Avg. Ann. Total Return (3/31/10)(3)                  +8.81%    +3.15%    +4.39%
   Distribution Rate(4)                    3.57%
   Taxable Equivalent Distribution
      Rate(5)                              5.78%
   30-Day Standardized Yield(6)            3.00%
   Taxable Equivalent Yield(5)             4.86%
   Total Annual Operating Expenses(7)      1.26%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +5.46%
5-Year     +2.66%
10-Year    +4.72%

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                                    BARCLAYS
                FRANKLIN ALABAMA     CAPITAL
                 TAX-FREE INCOME    MUNICIPAL
     DATE        FUND - CLASS A    BOND INDEX     CPI
-------------   ----------------   ----------   -------
     3/1/2000        $ 9,575         $10,000    $10,000
    3/31/2000        $ 9,799         $10,218    $10,082
    4/30/2000        $ 9,747         $10,158    $10,088
    5/31/2000        $ 9,704         $10,105    $10,100
    6/30/2000        $ 9,932         $10,373    $10,153
    7/31/2000        $10,045         $10,518    $10,177
    8/31/2000        $10,194         $10,680    $10,177
    9/30/2000        $10,118         $10,624    $10,230
   10/31/2000        $10,218         $10,740    $10,247
   11/30/2000        $10,299         $10,821    $10,253
   12/31/2000        $10,484         $11,089    $10,247
    1/31/2001        $10,499         $11,198    $10,312
    2/28/2001        $10,542         $11,234    $10,353
    3/31/2001        $10,610         $11,334    $10,377
    4/30/2001        $10,502         $11,212    $10,418
    5/31/2001        $10,605         $11,332    $10,465
    6/30/2001        $10,708         $11,408    $10,483
    7/31/2001        $10,872         $11,577    $10,453
    8/31/2001        $11,064         $11,768    $10,453
    9/30/2001        $11,022         $11,729    $10,501
   10/31/2001        $11,158         $11,868    $10,465
   11/30/2001        $11,094         $11,768    $10,448
   12/31/2001        $10,980         $11,657    $10,406
    1/31/2002        $11,103         $11,859    $10,430
    2/28/2002        $11,226         $12,002    $10,471
    3/31/2002        $11,056         $11,767    $10,530
    4/30/2002        $11,192         $11,997    $10,589
    5/31/2002        $11,279         $12,070    $10,589
    6/30/2002        $11,375         $12,197    $10,595
    7/31/2002        $11,515         $12,354    $10,607
    8/31/2002        $11,622         $12,503    $10,642
    9/30/2002        $11,882         $12,776    $10,660
   10/31/2002        $11,735         $12,565    $10,677
   11/30/2002        $11,709         $12,512    $10,677
   12/31/2002        $11,932         $12,776    $10,654
    1/31/2003        $11,936         $12,744    $10,701
    2/28/2003        $12,074         $12,922    $10,783
    3/31/2003        $12,113         $12,930    $10,848
    4/30/2003        $12,221         $13,015    $10,824
    5/31/2003        $12,481         $13,320    $10,807
    6/30/2003        $12,451         $13,263    $10,819
    7/31/2003        $11,997         $12,799    $10,830
    8/31/2003        $12,129         $12,895    $10,872
    9/30/2003        $12,474         $13,274    $10,907
   10/31/2003        $12,395         $13,207    $10,895
   11/30/2003        $12,526         $13,345    $10,866
   12/31/2003        $12,636         $13,455    $10,854
    1/31/2004        $12,727         $13,532    $10,907
    2/29/2004        $12,912         $13,736    $10,966
    3/31/2004        $12,893         $13,688    $11,037
    4/30/2004        $12,576         $13,364    $11,072
    5/31/2004        $12,546         $13,315    $11,137
    6/30/2004        $12,602         $13,364    $11,172
    7/31/2004        $12,761         $13,540    $11,154
    8/31/2004        $12,976         $13,811    $11,160
    9/30/2004        $13,056         $13,884    $11,184
   10/31/2004        $13,171         $14,004    $11,243
   11/30/2004        $13,058         $13,888    $11,249
   12/31/2004        $13,220         $14,058    $11,207
    1/31/2005        $13,356         $14,189    $11,231
    2/28/2005        $13,311         $14,142    $11,296
    3/31/2005        $13,249         $14,053    $11,384
    4/30/2005        $13,422         $14,274    $11,461
    5/31/2005        $13,506         $14,375    $11,449
    6/30/2005        $13,570         $14,464    $11,455
    7/31/2005        $13,526         $14,399    $11,508
    8/31/2005        $13,632         $14,544    $11,567
    9/30/2005        $13,553         $14,446    $11,708
   10/31/2005        $13,471         $14,359    $11,731
   11/30/2005        $13,531         $14,428    $11,637
   12/31/2005        $13,641         $14,552    $11,590
    1/31/2006        $13,665         $14,591    $11,678
    2/28/2006        $13,756         $14,689    $11,702
    3/31/2006        $13,701         $14,588    $11,767
    4/30/2006        $13,700         $14,583    $11,867
    5/31/2006        $13,738         $14,648    $11,926
    6/30/2006        $13,691         $14,592    $11,949
    7/31/2006        $13,825         $14,766    $11,985
    8/31/2006        $13,996         $14,985    $12,008
    9/30/2006        $14,081         $15,089    $11,949
   10/31/2006        $14,157         $15,184    $11,885
   11/30/2006        $14,278         $15,311    $11,867
   12/31/2006        $14,228         $15,257    $11,885
    1/31/2007        $14,204         $15,217    $11,921
    2/28/2007        $14,375         $15,418    $11,985
    3/31/2007        $14,328         $15,380    $12,094
    4/30/2007        $14,375         $15,426    $12,172
    5/31/2007        $14,324         $15,357    $12,247
    6/30/2007        $14,259         $15,278    $12,270
    7/31/2007        $14,359         $15,396    $12,267
    8/31/2007        $14,281         $15,330    $12,245
    9/30/2007        $14,494         $15,557    $12,279
   10/31/2007        $14,557         $15,626    $12,305
   11/30/2007        $14,647         $15,726    $12,378
   12/31/2007        $14,684         $15,769    $12,370
    1/31/2008        $14,785         $15,968    $12,431
    2/29/2008        $14,094         $15,237    $12,467
    3/31/2008        $14,522         $15,672    $12,575
    4/30/2008        $14,719         $15,856    $12,652
    5/31/2008        $14,838         $15,952    $12,758
    6/30/2008        $14,676         $15,771    $12,887
    7/31/2008        $14,705         $15,831    $12,954
    8/31/2008        $14,758         $16,017    $12,903
    9/30/2008        $13,971         $15,265    $12,885
   10/31/2008        $13,803         $15,110    $12,755
   11/30/2008        $13,773         $15,158    $12,510
   12/31/2008        $13,922         $15,379    $12,381
    1/31/2009        $14,206         $15,942    $12,435
    2/28/2009        $14,403         $16,025    $12,497
    3/31/2009        $14,398         $16,028    $12,527
    4/30/2009        $14,764         $16,349    $12,558
    5/31/2009        $14,901         $16,522    $12,595
    6/30/2009        $14,830         $16,367    $12,703
    7/31/2009        $14,984         $16,641    $12,683
    8/31/2009        $15,289         $16,925    $12,711
    9/30/2009        $15,899         $17,532    $12,719
   10/31/2009        $15,623         $17,164    $12,731
   11/30/2009        $15,635         $17,306    $12,740
   12/31/2009        $15,746         $17,365    $12,718
    1/31/2010        $15,787         $17,455    $12,761
    2/28/2010        $15,864         $17,624    $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +8.54%
5-Year     +3.01%
10-Year    +4.61%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                                    Barclays
                Franklin Alabama     Capital
                 Tax-Free Income    Municipal
    Date         Fund - Class C    Bond Index     CPI
-------------   ----------------   ----------   -------
     3/1/2000        $10,000         $10,000    $10,000
    3/31/2000        $10,228         $10,218    $10,082
    4/30/2000        $10,170         $10,158    $10,088
    5/31/2000        $10,120         $10,105    $10,100
    6/30/2000        $10,352         $10,373    $10,153
    7/31/2000        $10,474         $10,518    $10,177
    8/31/2000        $10,613         $10,680    $10,177
    9/30/2000        $10,531         $10,624    $10,230
   10/31/2000        $10,629         $10,740    $10,247
   11/30/2000        $10,708         $10,821    $10,253
   12/31/2000        $10,905         $11,089    $10,247
    1/31/2001        $10,906         $11,198    $10,312
    2/28/2001        $10,945         $11,234    $10,353
    3/31/2001        $11,010         $11,334    $10,377
    4/30/2001        $10,893         $11,212    $10,418
    5/31/2001        $11,004         $11,332    $10,465
    6/30/2001        $11,096         $11,408    $10,483
    7/31/2001        $11,270         $11,577    $10,453
    8/31/2001        $11,462         $11,768    $10,453
    9/30/2001        $11,414         $11,729    $10,501
   10/31/2001        $11,548         $11,868    $10,465
   11/30/2001        $11,477         $11,768    $10,448
   12/31/2001        $11,344         $11,657    $10,406
    1/31/2002        $11,475         $11,859    $10,430
    2/28/2002        $11,597         $12,002    $10,471
    3/31/2002        $11,416         $11,767    $10,530
    4/30/2002        $11,551         $11,997    $10,589
    5/31/2002        $11,634         $12,070    $10,589
    6/30/2002        $11,728         $12,197    $10,595
    7/31/2002        $11,876         $12,354    $10,607
    8/31/2002        $11,970         $12,503    $10,642
    9/30/2002        $12,242         $12,776    $10,660
   10/31/2002        $12,075         $12,565    $10,677
   11/30/2002        $12,043         $12,512    $10,677
   12/31/2002        $12,276         $12,776    $10,654
    1/31/2003        $12,264         $12,744    $10,701
    2/28/2003        $12,410         $12,922    $10,783
    3/31/2003        $12,433         $12,930    $10,848
    4/30/2003        $12,539         $13,015    $10,824
    5/31/2003        $12,808         $13,320    $10,807
    6/30/2003        $12,772         $13,263    $10,819
    7/31/2003        $12,302         $12,799    $10,830
    8/31/2003        $12,430         $12,895    $10,872
    9/30/2003        $12,787         $13,274    $10,907
   10/31/2003        $12,689         $13,207    $10,895
   11/30/2003        $12,816         $13,345    $10,866
   12/31/2003        $12,921         $13,455    $10,854
    1/31/2004        $13,007         $13,532    $10,907
    2/29/2004        $13,189         $13,736    $10,966
    3/31/2004        $13,164         $13,688    $11,037
    4/30/2004        $12,838         $13,364    $11,072
    5/31/2004        $12,801         $13,315    $11,137
    6/30/2004        $12,853         $13,364    $11,172
    7/31/2004        $13,009         $13,540    $11,154
    8/31/2004        $13,231         $13,811    $11,160
    9/30/2004        $13,306         $13,884    $11,184
   10/31/2004        $13,405         $14,004    $11,243
   11/30/2004        $13,296         $13,888    $11,249
   12/31/2004        $13,454         $14,058    $11,207
    1/31/2005        $13,585         $14,189    $11,231
    2/28/2005        $13,533         $14,142    $11,296
    3/31/2005        $13,464         $14,053    $11,384
    4/30/2005        $13,632         $14,274    $11,461
    5/31/2005        $13,710         $14,375    $11,449
    6/30/2005        $13,768         $14,464    $11,455
    7/31/2005        $13,718         $14,399    $11,508
    8/31/2005        $13,818         $14,544    $11,567
    9/30/2005        $13,732         $14,446    $11,708
   10/31/2005        $13,644         $14,359    $11,731
   11/30/2005        $13,698         $14,428    $11,637
   12/31/2005        $13,802         $14,552    $11,590
    1/31/2006        $13,820         $14,591    $11,678
    2/28/2006        $13,906         $14,689    $11,702
    3/31/2006        $13,844         $14,588    $11,767
    4/30/2006        $13,837         $14,583    $11,867
    5/31/2006        $13,868         $14,648    $11,926
    6/30/2006        $13,814         $14,592    $11,949
    7/31/2006        $13,942         $14,766    $11,985
    8/31/2006        $14,106         $14,985    $12,008
    9/30/2006        $14,198         $15,089    $11,949
   10/31/2006        $14,267         $15,184    $11,885
   11/30/2006        $14,382         $15,311    $11,867
   12/31/2006        $14,326         $15,257    $11,885
    1/31/2007        $14,282         $15,217    $11,921
    2/28/2007        $14,447         $15,418    $11,985
    3/31/2007        $14,405         $15,380    $12,094
    4/30/2007        $14,433         $15,426    $12,172
    5/31/2007        $14,375         $15,357    $12,247
    6/30/2007        $14,317         $15,278    $12,270
    7/31/2007        $14,398         $15,396    $12,267
    8/31/2007        $14,313         $15,330    $12,245
    9/30/2007        $14,519         $15,557    $12,279
   10/31/2007        $14,588         $15,626    $12,305
   11/30/2007        $14,670         $15,726    $12,378
   12/31/2007        $14,700         $15,769    $12,370
    1/31/2008        $14,793         $15,968    $12,431
    2/29/2008        $14,102         $15,237    $12,467
    3/31/2008        $14,519         $15,672    $12,575
    4/30/2008        $14,707         $15,856    $12,652
    5/31/2008        $14,817         $15,952    $12,758
    6/30/2008        $14,651         $15,771    $12,887
    7/31/2008        $14,672         $15,831    $12,954
    8/31/2008        $14,718         $16,017    $12,903
    9/30/2008        $13,934         $15,265    $12,885
   10/31/2008        $13,760         $15,110    $12,755
   11/30/2008        $13,711         $15,158    $12,510
   12/31/2008        $13,852         $15,379    $12,381
    1/31/2009        $14,126         $15,942    $12,435
    2/28/2009        $14,328         $16,025    $12,497
    3/31/2009        $14,315         $16,028    $12,527
    4/30/2009        $14,669         $16,349    $12,558
    5/31/2009        $14,798         $16,522    $12,595
    6/30/2009        $14,722         $16,367    $12,703
    7/31/2009        $14,867         $16,641    $12,683
    8/31/2009        $15,160         $16,925    $12,711
    9/30/2009        $15,766         $17,532    $12,719
   10/31/2009        $15,474         $17,164    $12,731
   11/30/2009        $15,479         $17,306    $12,740
   12/31/2009        $15,594         $17,365    $12,718
    1/31/2010        $15,627         $17,455    $12,761
    2/28/2010        $15,694         $17,624    $12,764


                               12 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 13

Your Fund's Expenses

FRANKLIN ALABAMA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                 EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT   DURING PERIOD*
                                              VALUE 9/1/09      VALUE 2/28/10   9/1/09-2/28/10
                                           -----------------   --------------   --------------
CLASS A
Actual                                           $1,000           $1,037.50          $3.59
Hypothetical (5% return before expenses)         $1,000           $1,021.27          $3.56
CLASS C
Actual                                           $1,000           $1,035.20          $6.41
Hypothetical (5% return before expenses)         $1,000           $1,018.50          $6.36

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.71% and C: 1.27%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 15

Franklin Florida Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*

Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                  (PIE CHART)

AAA ..................   22.0%
AA ...................   15.3%
A ....................   27.4%
BBB ..................    7.4%
Not Rated by S&P .....   27.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     0.3%       8.6%
AA or Aa       2.5%        --
A              8.5%       3.0%
BBB or Baa     3.3%       1.7%
              ----       ----
Total         14.6%      13.3%
              ====       ====

We are pleased to bring you Franklin Florida Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 98.


                               16 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund

                          DIVIDEND PER SHARE
                 ------------------------------------
MONTH              CLASS A      CLASS B      CLASS C
-----            ----------   ----------   ----------
March 2009       4.37 cents   3.86 cents   3.87 cents
April 2009       4.37 cents   3.86 cents   3.87 cents
May 2009         4.37 cents   3.86 cents   3.87 cents
June 2009        4.37 cents   3.87 cents   3.87 cents
July 2009        4.37 cents   3.87 cents   3.87 cents
August 2009      4.37 cents   3.87 cents   3.87 cents
September 2009   4.47 cents   3.95 cents   3.94 cents
October 2009     4.47 cents   3.95 cents   3.94 cents
November 2009    4.47 cents   3.95 cents   3.94 cents
December 2009    4.47 cents   3.92 cents   3.92 cents
January 2010     4.47 cents   3.92 cents   3.92 cents
February 2010    4.47 cents   3.92 cents   3.92 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.90 on February 28, 2009, to $11.45 on February 28, 2010. The Fund's Class A shares paid dividends totaling 52.98 cents per share for the same period.(2) The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.48% based on an annualization of the current 4.47 cent per share dividend and the maximum offering price of $11.96 on February 28, 2010. An investor in the 2010 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.89% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 17

PORTFOLIO BREAKDOWN
Franklin Florida Tax-Free Income Fund 2/28/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     18.1%
Utilities                                       17.1%
Transportation                                  13.3%
Hospital & Health Care                          11.7%
Subject to Government Appropriations            10.9%
General Obligation                               9.3%
Tax-Supported                                    8.6%
Other Revenue                                    5.6%
Housing                                          4.1%
Higher Education                                 1.3%

*    Does not include short-term investments and other net assets.

STATE UPDATE

After several years of solid growth, Florida's diverse, service-based economy weakened along with the overall U.S. economy. During the reporting period, the state experienced a declining housing market, reduced access to credit and rising unemployment. Florida's housing market continued to slump, resulting in declining home values and a foreclosure rate of 12.7%, nearly three times the national average.(3) Another key factor contributing to the economic downturn was a 3.2% drop in employment during the third quarter of 2009.(3) The state's unemployment rate increased to 12.2% in February, well above the 9.7% national average.(4) Florida experienced a decline in all areas of its economy with the exception of education and health services. Additionally, the state's primary growth driver, population growth, was predicted to remain flat in 2010 as the state's in-migration pattern slows.

State officials closed Florida's fiscal year 2009 budget gap through the use of budget stabilization funds, trust fund transfers, tobacco settlement funds and federal stimulus funds. The state's projected tax revenues for fiscal year 2010 were revised downward. Government officials responded quickly to this economic environment by reducing expenditures, maintaining significant reserves and adopting statewide tax and fee increases. These sound financial management practices provided some cushion against revenue shortfalls.

Net tax-supported debt was $1,109 per capita and 2.8% of personal income compared with the national medians of $739 and 2.1%.(5) Independent credit rating agency Standard & Poor's (S&P) assigned Florida's general obligation bonds its highest rating of AAA with a negative outlook.(6) The rating reflected the state's swift response to declining revenues and strong reserve and income levels. The negative outlook reflected Florida's continued economic and financial pressure. In S&P's view, the state has been responsive to the recent weak environment, and its economy could begin to stabilize in 2010.

(3.) Source: Standard & Poor's, "Summary: Florida; General Obligation,"
     RATINGSDIRECT, 1/20/10.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(6.) This does not indicate S&P's rating of the Fund.


                               18 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 19

Performance Summary as of 2/28/10

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRFLX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.55    $11.45    $10.90
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.5298

CLASS B (SYMBOL: FRFBX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.56    $11.55    $10.99
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4675

CLASS C (SYMBOL: FRFIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.57    $11.63    $11.06
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4674


                               20 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.09%  +20.47%   +69.73%
Average Annual Total Return(2)                       +5.44%   +2.90%    +4.98%
Avg. Ann. Total Return (3/31/10)(3)                  +5.42%   +3.00%    +4.77%
   Distribution Rate(4)                      4.48%
   Taxable Equivalent Distribution Rate(5)   6.89%
   30-Day Standardized Yield(6)              3.60%
   Taxable Equivalent Yield(5)               5.54%
   Total Annual Operating Expenses(7)        0.62%

CLASS B                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                           +9.50%  +17.27%   +63.06%
Average Annual Total Return(2)                       +5.50%   +2.90%    +5.01%
Avg. Ann. Total Return (3/31/10)(3)                  +5.49%   +2.99%    +4.80%
   Distribution Rate(4)                      4.09%
   Taxable Equivalent Distribution Rate(5)   6.29%
   30-Day Standardized Yield(6)              3.20%
   Taxable Equivalent Yield(5)               4.92%
   Total Annual Operating Expenses(7)        1.17%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                           +9.53%  +17.34%   +60.99%
Average Annual Total Return(2)                       +8.53%   +3.25%    +4.88%
Avg. Ann. Total Return (3/31/10)(3)                  +8.42%   +3.34%    +4.65%
   Distribution Rate(4)                      4.04%
   Taxable Equivalent Distribution Rate(5)   6.22%
   30-Day Standardized Yield(6)              3.21%
   Taxable Equivalent Yield(5)               4.94%
   Total Annual Operating Expenses(7)        1.17%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 21

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +5.44%
5-Year     +2.90%
10-Year    +4.98%

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN FLORIDA TAX-FREE     BARCLAYS CAPITAL
     DATE         INCOME FUND - CLASS A     MUNICIPAL BOND INDEX     CPI
-------------   -------------------------   --------------------   -------
3/1/2000                 $ 9,575                   $10,000         $10,000
3/31/2000                $ 9,785                   $10,218         $10,082
4/30/2000                $ 9,734                   $10,158         $10,088
5/31/2000                $ 9,674                   $10,105         $10,100
6/30/2000                $ 9,913                   $10,373         $10,153
7/31/2000                $10,058                   $10,518         $10,177
8/31/2000                $10,194                   $10,680         $10,177
9/30/2000                $10,147                   $10,624         $10,230
10/31/2000               $10,248                   $10,740         $10,247
11/30/2000               $10,329                   $10,821         $10,253
12/31/2000               $10,585                   $11,089         $10,247
1/31/2001                $10,648                   $11,198         $10,312
2/28/2001                $10,702                   $11,234         $10,353
3/31/2001                $10,799                   $11,334         $10,377
4/30/2001                $10,696                   $11,212         $10,418
5/31/2001                $10,800                   $11,332         $10,465
6/30/2001                $10,874                   $11,408         $10,483
7/31/2001                $11,056                   $11,577         $10,453
8/31/2001                $11,236                   $11,768         $10,453
9/30/2001                $11,206                   $11,729         $10,501
10/31/2001               $11,351                   $11,868         $10,465
11/30/2001               $11,253                   $11,768         $10,448
12/31/2001               $11,146                   $11,657         $10,406
1/31/2002                $11,318                   $11,859         $10,430
2/28/2002                $11,432                   $12,002         $10,471
3/31/2002                $11,239                   $11,767         $10,530
4/30/2002                $11,414                   $11,997         $10,589
5/31/2002                $11,481                   $12,070         $10,589
6/30/2002                $11,588                   $12,197         $10,595
7/31/2002                $11,726                   $12,354         $10,607
8/31/2002                $11,873                   $12,503         $10,642
9/30/2002                $12,160                   $12,776         $10,660
10/31/2002               $11,918                   $12,565         $10,677
11/30/2002               $11,865                   $12,512         $10,677
12/31/2002               $12,115                   $12,776         $10,654
1/31/2003                $12,111                   $12,744         $10,701
2/28/2003                $12,269                   $12,922         $10,783
3/31/2003                $12,299                   $12,930         $10,848
4/30/2003                $12,397                   $13,015         $10,824
5/31/2003                $12,694                   $13,320         $10,807
6/30/2003                $12,658                   $13,263         $10,819
7/31/2003                $12,186                   $12,799         $10,830
8/31/2003                $12,265                   $12,895         $10,872
9/30/2003                $12,584                   $13,274         $10,907
10/31/2003               $12,521                   $13,207         $10,895
11/30/2003               $12,674                   $13,345         $10,866
12/31/2003               $12,776                   $13,455         $10,854
1/31/2004                $12,880                   $13,532         $10,907
2/29/2004                $13,065                   $13,736         $10,966
3/31/2004                $13,030                   $13,688         $11,037
4/30/2004                $12,714                   $13,364         $11,072
5/31/2004                $12,657                   $13,315         $11,137
6/30/2004                $12,683                   $13,364         $11,172
7/31/2004                $12,866                   $13,540         $11,154
8/31/2004                $13,103                   $13,811         $11,160
9/30/2004                $13,196                   $13,884         $11,184
10/31/2004               $13,313                   $14,004         $11,243
11/30/2004               $13,218                   $13,888         $11,249
12/31/2004               $13,381                   $14,058         $11,207
1/31/2005                $13,529                   $14,189         $11,231
2/28/2005                $13,490                   $14,142         $11,296
3/31/2005                $13,445                   $14,053         $11,384
4/30/2005                $13,630                   $14,274         $11,461
5/31/2005                $13,740                   $14,375         $11,449
6/30/2005                $13,807                   $14,464         $11,455
7/31/2005                $13,746                   $14,399         $11,508
8/31/2005                $13,877                   $14,544         $11,567
9/30/2005                $13,793                   $14,446         $11,708
10/31/2005               $13,740                   $14,359         $11,731
11/30/2005               $13,792                   $14,428         $11,637
12/31/2005               $13,905                   $14,552         $11,590
1/31/2006                $13,933                   $14,591         $11,678
2/28/2006                $14,038                   $14,689         $11,702
3/31/2006                $13,955                   $14,588         $11,767
4/30/2006                $13,971                   $14,583         $11,867
5/31/2006                $14,014                   $14,648         $11,926
6/30/2006                $13,984                   $14,592         $11,949
7/31/2006                $14,121                   $14,766         $11,985
8/31/2006                $14,295                   $14,985         $12,008
9/30/2006                $14,396                   $15,089         $11,949
10/31/2006               $14,476                   $15,184         $11,885
11/30/2006               $14,600                   $15,311         $11,867
12/31/2006               $14,557                   $15,257         $11,885
1/31/2007                $14,527                   $15,217         $11,921
2/28/2007                $14,689                   $15,418         $11,985
3/31/2007                $14,663                   $15,380         $12,094
4/30/2007                $14,692                   $15,426         $12,172
5/31/2007                $14,648                   $15,357         $12,247
6/30/2007                $14,591                   $15,278         $12,270
7/31/2007                $14,697                   $15,396         $12,267
8/31/2007                $14,626                   $15,330         $12,245
9/30/2007                $14,806                   $15,557         $12,279
10/31/2007               $14,862                   $15,626         $12,305
11/30/2007               $14,919                   $15,726         $12,378
12/31/2007               $14,945                   $15,769         $12,370
1/31/2008                $15,075                   $15,968         $12,431
2/29/2008                $14,421                   $15,237         $12,467
3/31/2008                $14,825                   $15,672         $12,575
4/30/2008                $15,039                   $15,856         $12,652
5/31/2008                $15,149                   $15,952         $12,758
6/30/2008                $14,997                   $15,771         $12,887
7/31/2008                $15,018                   $15,831         $12,954
8/31/2008                $15,142                   $16,017         $12,903
9/30/2008                $14,390                   $15,265         $12,885
10/31/2008               $14,121                   $15,110         $12,755
11/30/2008               $14,123                   $15,158         $12,510
12/31/2008               $14,210                   $15,379         $12,381
1/31/2009                $14,658                   $15,942         $12,435
2/28/2009                $14,764                   $16,025         $12,497
3/31/2009                $14,792                   $16,028         $12,527
4/30/2009                $15,065                   $16,349         $12,558
5/31/2009                $15,289                   $16,522         $12,595
6/30/2009                $15,210                   $16,367         $12,703
7/31/2009                $15,397                   $16,641         $12,683
8/31/2009                $15,637                   $16,925         $12,711
9/30/2009                $16,168                   $17,532         $12,719
10/31/2009               $15,955                   $17,164         $12,731
11/30/2009               $16,003                   $17,306         $12,740
12/31/2009               $16,079                   $17,365         $12,718
1/31/2010                $16,156                   $17,455         $12,761
2/28/2010                $16,256                   $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS B   2/28/10
-------   -------
1-Year     +5.50%
5-Year     +2.90%
10-Year    +5.01%

CLASS B (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN FLORIDA TAX-FREE     BARCLAYS CAPITAL
     DATE         INCOME FUND - CLASS B     MUNICIPAL BOND INDEX     CPI
-------------   -------------------------   --------------------   -------
3/1/2000                 $10,000                   $10,000         $10,000
3/31/2000                $10,224                   $10,218         $10,082
4/30/2000                $10,166                   $10,158         $10,088
5/31/2000                $10,097                   $10,105         $10,100
6/30/2000                $10,352                   $10,373         $10,153
7/31/2000                $10,498                   $10,518         $10,177
8/31/2000                $10,634                   $10,680         $10,177
9/30/2000                $10,581                   $10,624         $10,230
10/31/2000               $10,681                   $10,740         $10,247
11/30/2000               $10,769                   $10,821         $10,253
12/31/2000               $11,021                   $11,089         $10,247
1/31/2001                $11,092                   $11,198         $10,312
2/28/2001                $11,142                   $11,234         $10,353
3/31/2001                $11,237                   $11,334         $10,377
4/30/2001                $11,135                   $11,212         $10,418
5/31/2001                $11,226                   $11,332         $10,465
6/30/2001                $11,299                   $11,408         $10,483
7/31/2001                $11,491                   $11,577         $10,453
8/31/2001                $11,673                   $11,768         $10,453
9/30/2001                $11,637                   $11,729         $10,501
10/31/2001               $11,772                   $11,868         $10,465
11/30/2001               $11,684                   $11,768         $10,448
12/31/2001               $11,568                   $11,657         $10,406
1/31/2002                $11,740                   $11,859         $10,430
2/28/2002                $11,853                   $12,002         $10,471
3/31/2002                $11,637                   $11,767         $10,530
4/30/2002                $11,811                   $11,997         $10,589
5/31/2002                $11,885                   $12,070         $10,589
6/30/2002                $11,990                   $12,197         $10,595
7/31/2002                $12,127                   $12,354         $10,607
8/31/2002                $12,273                   $12,503         $10,642
9/30/2002                $12,573                   $12,776         $10,660
10/31/2002               $12,307                   $12,565         $10,677
11/30/2002               $12,247                   $12,512         $10,677
12/31/2002               $12,509                   $12,776         $10,654
1/31/2003                $12,489                   $12,744         $10,701
2/28/2003                $12,656                   $12,922         $10,783
3/31/2003                $12,680                   $12,930         $10,848
4/30/2003                $12,775                   $13,015         $10,824
5/31/2003                $13,074                   $13,320         $10,807
6/30/2003                $13,031                   $13,263         $10,819
7/31/2003                $12,531                   $12,799         $10,830
8/31/2003                $12,617                   $12,895         $10,872
9/30/2003                $12,938                   $13,274         $10,907
10/31/2003               $12,866                   $13,207         $10,895
11/30/2003               $13,016                   $13,345         $10,866
12/31/2003               $13,115                   $13,455         $10,854
1/31/2004                $13,216                   $13,532         $10,907
2/29/2004                $13,411                   $13,736         $10,966
3/31/2004                $13,369                   $13,688         $11,037
4/30/2004                $13,030                   $13,364         $11,072
5/31/2004                $12,964                   $13,315         $11,137
6/30/2004                $12,984                   $13,364         $11,172
7/31/2004                $13,164                   $13,540         $11,154
8/31/2004                $13,409                   $13,811         $11,160
9/30/2004                $13,497                   $13,884         $11,184
10/31/2004               $13,610                   $14,004         $11,243
11/30/2004               $13,496                   $13,888         $11,249
12/31/2004               $13,678                   $14,058         $11,207
1/31/2005                $13,811                   $14,189         $11,231
2/28/2005                $13,765                   $14,142         $11,296
3/31/2005                $13,713                   $14,053         $11,384
4/30/2005                $13,905                   $14,274         $11,461
5/31/2005                $13,999                   $14,375         $11,449
6/30/2005                $14,071                   $14,464         $11,455
7/31/2005                $13,992                   $14,399         $11,508
8/31/2005                $14,118                   $14,544         $11,567
9/30/2005                $14,026                   $14,446         $11,708
10/31/2005               $13,967                   $14,359         $11,731
11/30/2005               $14,013                   $14,428         $11,637
12/31/2005               $14,133                   $14,552         $11,590
1/31/2006                $14,143                   $14,591         $11,678
2/28/2006                $14,244                   $14,689         $11,702
3/31/2006                $14,153                   $14,588         $11,767
4/30/2006                $14,163                   $14,583         $11,867
5/31/2006                $14,199                   $14,648         $11,926
6/30/2006                $14,163                   $14,592         $11,949
7/31/2006                $14,294                   $14,766         $11,985
8/31/2006                $14,474                   $14,985         $12,008
9/30/2006                $14,569                   $15,089         $11,949
10/31/2006               $14,643                   $15,184         $11,885
11/30/2006               $14,749                   $15,311         $11,867
12/31/2006               $14,711                   $15,257         $11,885
1/31/2007                $14,674                   $15,217         $11,921
2/28/2007                $14,831                   $15,418         $11,985
3/31/2007                $14,797                   $15,380         $12,094
4/30/2007                $14,819                   $15,426         $12,172
5/31/2007                $14,756                   $15,357         $12,247
6/30/2007                $14,705                   $15,278         $12,270
7/31/2007                $14,791                   $15,396         $12,267
8/31/2007                $14,713                   $15,330         $12,245
9/30/2007                $14,899                   $15,557         $12,279
10/31/2007               $14,949                   $15,626         $12,305
11/30/2007               $14,998                   $15,726         $12,378
12/31/2007               $15,017                   $15,769         $12,370
1/31/2008                $15,141                   $15,968         $12,431
2/29/2008                $14,471                   $15,237         $12,467
3/31/2008                $14,877                   $15,672         $12,575
4/30/2008                $15,092                   $15,856         $12,652
5/31/2008                $15,200                   $15,952         $12,758
6/30/2008                $15,049                   $15,771         $12,887
7/31/2008                $15,071                   $15,831         $12,954
8/31/2008                $15,191                   $16,017         $12,903
9/30/2008                $14,440                   $15,265         $12,885
10/31/2008               $14,170                   $15,110         $12,755
11/30/2008               $14,168                   $15,158         $12,510
12/31/2008               $14,259                   $15,379         $12,381
1/31/2009                $14,707                   $15,942         $12,435
2/28/2009                $14,813                   $16,025         $12,497
3/31/2009                $14,843                   $16,028         $12,527
4/30/2009                $15,118                   $16,349         $12,558
5/31/2009                $15,339                   $16,522         $12,595
6/30/2009                $15,264                   $16,367         $12,703
7/31/2009                $15,451                   $16,641         $12,683
8/31/2009                $15,692                   $16,925         $12,711
9/30/2009                $16,226                   $17,532         $12,719
10/31/2009               $16,010                   $17,164         $12,731
11/30/2009               $16,060                   $17,306         $12,740
12/31/2009               $16,136                   $17,365         $12,718
1/31/2010                $16,210                   $17,455         $12,761
2/28/2010                $16,306                   $17,624         $12,764


                               22 | Annual Report

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN FLORIDA TAX-FREE     BARCLAYS CAPITAL
     DATE         INCOME FUND - CLASS C     MUNICIPAL BOND INDEX     CPI
-------------   -------------------------   --------------------   -------
3/1/2000                 $10,000                   $10,000         $10,000
3/31/2000                $10,222                   $10,218         $10,082
4/30/2000                $10,156                   $10,158         $10,088
5/31/2000                $10,089                   $10,105         $10,100
6/30/2000                $10,341                   $10,373         $10,153
7/31/2000                $10,487                   $10,518         $10,177
8/31/2000                $10,622                   $10,680         $10,177
9/30/2000                $10,569                   $10,624         $10,230
10/31/2000               $10,668                   $10,740         $10,247
11/30/2000               $10,756                   $10,821         $10,253
12/31/2000               $11,006                   $11,089         $10,247
1/31/2001                $11,076                   $11,198         $10,312
2/28/2001                $11,126                   $11,234         $10,353
3/31/2001                $11,220                   $11,334         $10,377
4/30/2001                $11,110                   $11,212         $10,418
5/31/2001                $11,201                   $11,332         $10,465
6/30/2001                $11,282                   $11,408         $10,483
7/31/2001                $11,463                   $11,577         $10,453
8/31/2001                $11,643                   $11,768         $10,453
9/30/2001                $11,608                   $11,729         $10,501
10/31/2001               $11,751                   $11,868         $10,465
11/30/2001               $11,655                   $11,768         $10,448
12/31/2001               $11,530                   $11,657         $10,406
1/31/2002                $11,711                   $11,859         $10,430
2/28/2002                $11,823                   $12,002         $10,471
3/31/2002                $11,609                   $11,767         $10,530
4/30/2002                $11,782                   $11,997         $10,589
5/31/2002                $11,846                   $12,070         $10,589
6/30/2002                $11,950                   $12,197         $10,595
7/31/2002                $12,096                   $12,354         $10,607
8/31/2002                $12,240                   $12,503         $10,642
9/30/2002                $12,538                   $12,776         $10,660
10/31/2002               $12,275                   $12,565         $10,677
11/30/2002               $12,215                   $12,512         $10,677
12/31/2002               $12,475                   $12,776         $10,654
1/31/2003                $12,455                   $12,744         $10,701
2/28/2003                $12,611                   $12,922         $10,783
3/31/2003                $12,636                   $12,930         $10,848
4/30/2003                $12,741                   $13,015         $10,824
5/31/2003                $13,027                   $13,320         $10,807
6/30/2003                $12,994                   $13,263         $10,819
7/31/2003                $12,497                   $12,799         $10,830
8/31/2003                $12,571                   $12,895         $10,872
9/30/2003                $12,899                   $13,274         $10,907
10/31/2003               $12,828                   $13,207         $10,895
11/30/2003               $12,976                   $13,345         $10,866
12/31/2003               $13,074                   $13,455         $10,854
1/31/2004                $13,175                   $13,532         $10,907
2/29/2004                $13,357                   $13,736         $10,966
3/31/2004                $13,316                   $13,688         $11,037
4/30/2004                $12,992                   $13,364         $11,072
5/31/2004                $12,928                   $13,315         $11,137
6/30/2004                $12,948                   $13,364         $11,172
7/31/2004                $13,125                   $13,540         $11,154
8/31/2004                $13,357                   $13,811         $11,160
9/30/2004                $13,444                   $13,884         $11,184
10/31/2004               $13,566                   $14,004         $11,243
11/30/2004               $13,453                   $13,888         $11,249
12/31/2004               $13,622                   $14,058         $11,207
1/31/2005                $13,765                   $14,189         $11,231
2/28/2005                $13,720                   $14,142         $11,296
3/31/2005                $13,668                   $14,053         $11,384
4/30/2005                $13,858                   $14,274         $11,461
5/31/2005                $13,963                   $14,375         $11,449
6/30/2005                $14,023                   $14,464         $11,455
7/31/2005                $13,956                   $14,399         $11,508
8/31/2005                $14,081                   $14,544         $11,567
9/30/2005                $13,990                   $14,446         $11,708
10/31/2005               $13,919                   $14,359         $11,731
11/30/2005               $13,976                   $14,428         $11,637
12/31/2005               $14,083                   $14,552         $11,590
1/31/2006                $14,105                   $14,591         $11,678
2/28/2006                $14,193                   $14,689         $11,702
3/31/2006                $14,103                   $14,588         $11,767
4/30/2006                $14,125                   $14,583         $11,867
5/31/2006                $14,160                   $14,648         $11,926
6/30/2006                $14,112                   $14,592         $11,949
7/31/2006                $14,254                   $14,766         $11,985
8/31/2006                $14,421                   $14,985         $12,008
9/30/2006                $14,515                   $15,089         $11,949
10/31/2006               $14,588                   $15,184         $11,885
11/30/2006               $14,706                   $15,311         $11,867
12/31/2006               $14,668                   $15,257         $11,885
1/31/2007                $14,619                   $15,217         $11,921
2/28/2007                $14,786                   $15,418         $11,985
3/31/2007                $14,753                   $15,380         $12,094
4/30/2007                $14,775                   $15,426         $12,172
5/31/2007                $14,712                   $15,357         $12,247
6/30/2007                $14,661                   $15,278         $12,270
7/31/2007                $14,747                   $15,396         $12,267
8/31/2007                $14,670                   $15,330         $12,245
9/30/2007                $14,842                   $15,557         $12,279
10/31/2007               $14,904                   $15,626         $12,305
11/30/2007               $14,954                   $15,726         $12,378
12/31/2007               $14,973                   $15,769         $12,370
1/31/2008                $15,095                   $15,968         $12,431
2/29/2008                $14,429                   $15,237         $12,467
3/31/2008                $14,834                   $15,672         $12,575
4/30/2008                $15,037                   $15,856         $12,652
5/31/2008                $15,139                   $15,952         $12,758
6/30/2008                $14,982                   $15,771         $12,887
7/31/2008                $14,996                   $15,831         $12,954
8/31/2008                $15,111                   $16,017         $12,903
9/30/2008                $14,352                   $15,265         $12,885
10/31/2008               $14,080                   $15,110         $12,755
11/30/2008               $14,075                   $15,158         $12,510
12/31/2008               $14,154                   $15,379         $12,381
1/31/2009                $14,601                   $15,942         $12,435
2/28/2009                $14,700                   $16,025         $12,497
3/31/2009                $14,719                   $16,028         $12,527
4/30/2009                $14,981                   $16,349         $12,558
5/31/2009                $15,194                   $16,522         $12,595
6/30/2009                $15,110                   $16,367         $12,703
7/31/2009                $15,299                   $16,641         $12,683
8/31/2009                $15,527                   $16,925         $12,711
9/30/2009                $16,040                   $17,532         $12,719
10/31/2009               $15,824                   $17,164         $12,731
11/30/2009               $15,863                   $17,306         $12,740
12/31/2009               $15,930                   $17,365         $12,718
1/31/2010                $15,998                   $17,455         $12,761
2/28/2010                $16,099                   $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +8.53%
5-Year     +3.25%
10-Year    +4.88%

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the 2010 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 23

Your Fund's Expenses

FRANKLIN FLORIDA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               24 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $1,039.30              $3.19
Hypothetical (5% return before expenses)         $1,000           $1,021.67              $3.16
CLASS B
Actual                                           $1,000           $1,037.10              $5.91
Hypothetical (5% return before expenses)         $1,000           $1,018.99              $5.86
CLASS C
Actual                                           $1,000           $1,036.80              $5.91
Hypothetical (5% return before expenses)         $1,000           $1,018.99              $5.86

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.17%; and C: 1.17%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 25

Franklin Georgia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Georgia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund 2/28/10

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               26.5%
AA                                28.7%
A                                 25.5%
BBB                                1.4%
Below Investment Grade             0.8%
Not Rated by S&P                  17.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --        1.9%
AA or Aa       2.7%        --
A              6.8%       2.0%
BBB or Baa     2.8%       0.9%
              ----        ---
Total         12.3%       4.8%
              ====        ===

We are pleased to bring you Franklin Georgia Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 107.


                               26 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2009       4.20 cents   3.69 cents
April 2009       4.20 cents   3.69 cents
May 2009         4.20 cents   3.69 cents
June 2009        4.15 cents   3.63 cents
July 2009        4.15 cents   3.63 cents
August 2009      4.15 cents   3.63 cents
September 2009   4.15 cents   3.60 cents
October 2009     4.15 cents   3.60 cents
November 2009    4.15 cents   3.60 cents
December 2009    4.15 cents   3.58 cents
January 2010     4.15 cents   3.58 cents
February 2010    4.15 cents   3.58 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.24 on February 28, 2009, to $11.92 on February 28, 2010. The Fund's Class A shares paid dividends totaling 49.89 cents per share for the same period.(2) The Performance Summary beginning on page 30 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.97% based on an annualization of the current 4.12 cent per share dividend and the maximum offering price of $12.45 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 6.50% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 27

STATE UPDATE

During the reporting period, Georgia's well-diversified economy continued to feel the effects of the national recession, particularly in employment and real estate. In 2009, Georgia's once robust job market suffered among the largest number of job losses in the nation. At period-end, the local unemployment rate reached 10.5%, the highest level in decades, compared with the 9.7% national rate.(3) Most sectors shed jobs, and construction and manufacturing were hard hit. The only gains were in the education and health services sector and leisure and hospitality sector. Georgia's once prosperous real estate market weakened further, but the decline in home sales moderated from 2008 levels largely due to lower inventory levels and the federal government's first-time home buyer's incentive.

The state's finances during the reporting period clearly reflected the recession. The governor revised downward his fiscal year 2009 revenue forecast in response to a decline in general fund revenues compared with 2008. The state used federal stimulus funds to address budgetary pressures and implemented across-the-board departmental reductions, eliminated fiscal year 2009 pay raises and cut contributions to the state health benefit plan. The budget for fiscal year 2010 was originally adopted in May 2009 and assumed a slight decline in revenues compared with fiscal year 2009. Government officials were forced to revise the budget several times, however, due to continued weak revenue collections. In February 2010, the state senate approved an amended fiscal year 2010 budget after agreeing to slash $1.2 billion in spending and issue additional furlough days to teachers and state employees.(4)

Georgia's net tax-supported debt was manageable at $866 per capita and 2.5% of personal income, compared with the $739 and 2.1% national medians.(5) Independent credit rating agency Standard & Poor's (S&P) assigned Georgia's general obligation debt its highest rating of AAA with a stable outlook.(6) The rating and outlook reflected S&P's assessment that the state was well positioned to recover in the medium term, and that it would continue to closely monitor revenue and expenditure trends and take necessary action to ensure long-term structural balance.

(3.) Source: Bureau of Labor Statistics.

(4) Source: THE ATLANTA JOURNAL-CONSTITUTION, "Senate Approves Mid-Year Budget," 2/18/10.

(5) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(6.) This does not indicate S&P's rating of the Fund.


                               28 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Georgia Tax-Free Income Fund 2/28/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities**                                     30.6%
Subject to Government Appropriations            15.2%
Hospital & Health Care                          13.7%
General Obligation                              12.8%
Higher Education                                 8.3%
Prerefunded                                      7.3%
Tax-Supported                                    4.6%
Transportation                                   4.3%
Housing                                          2.6%
Other Revenue                                    0.3%
Corporate-Backed                                 0.3%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


                               Annual Report | 29

Performance Summary as of 2/28/10

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTGAX)                                CHANGE   2/28/10   2/28/09
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  +$0.68    $11.92    $11.24
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                              $0.4989

CLASS C (SYMBOL: FGAIX)                                CHANGE   2/28/10   2/28/09
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  +$0.70    $12.05    $11.35
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                              $0.4343

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.66%  +20.87%   +68.87%
Average Annual Total Return(2)                       +5.95%   +2.97%    +4.92%
Avg. Ann. Total Return (3/31/10)(3)                  +6.02%   +3.11%    +4.70%
   Distribution Rate(4)                      3.97%
   Taxable Equivalent Distribution Rate(5)   6.50%
   30-Day Standardized Yield(6)              3.51%
   Taxable Equivalent Yield(5)               5.74%
   Total Annual Operating Expenses(7)        0.69%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.14%  +17.66%   +59.99%
Average Annual Total Return(2)                       +9.14%   +3.31%    +4.81%
Avg. Ann. Total Return (3/31/10)(3)                  +9.11%   +3.46%    +4.59%
   Distribution Rate(4)                      3.53%
   Taxable Equivalent Distribution Rate(5)   5.78%
   30-Day Standardized Yield(6)              3.14%
   Taxable Equivalent Yield(5)               5.14%
   Total Annual Operating Expenses(7)        1.24%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               30 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN GEORGIA
              TAX-FREE INCOME     BARCLAYS CAPITAL
   DATE       FUND - CLASS A    MUNICIPAL BOND INDEX     CPI
----------   ----------------   --------------------   -------
3/1/2000         $ 9,575               $10,000         $10,000
3/31/2000        $ 9,799               $10,218         $10,082
4/30/2000        $ 9,757               $10,158         $10,088
5/31/2000        $ 9,698               $10,105         $10,100
6/30/2000        $ 9,952               $10,373         $10,153
7/31/2000        $10,066               $10,518         $10,177
8/31/2000        $10,225               $10,680         $10,177
9/30/2000        $10,151               $10,624         $10,230
10/31/2000       $10,277               $10,740         $10,247
11/30/2000       $10,365               $10,821         $10,253
12/31/2000       $10,615               $11,089         $10,247
1/31/2001        $10,677               $11,198         $10,312
2/28/2001        $10,717               $11,234         $10,353
3/31/2001        $10,820               $11,334         $10,377
4/30/2001        $10,709               $11,212         $10,418
5/31/2001        $10,800               $11,332         $10,465
6/30/2001        $10,888               $11,408         $10,483
7/31/2001        $11,048               $11,577         $10,453
8/31/2001        $11,224               $11,768         $10,453
9/30/2001        $11,145               $11,729         $10,501
10/31/2001       $11,304               $11,868         $10,465
11/30/2001       $11,215               $11,768         $10,448
12/31/2001       $11,109               $11,657         $10,406
1/31/2002        $11,249               $11,859         $10,430
2/28/2002        $11,377               $12,002         $10,471
3/31/2002        $11,185               $11,767         $10,530
4/30/2002        $11,328               $11,997         $10,589
5/31/2002        $11,384               $12,070         $10,589
6/30/2002        $11,476               $12,197         $10,595
7/31/2002        $11,610               $12,354         $10,607
8/31/2002        $11,714               $12,503         $10,642
9/30/2002        $11,966               $12,776         $10,660
10/31/2002       $11,718               $12,565         $10,677
11/30/2002       $11,694               $12,512         $10,677
12/31/2002       $11,931               $12,776         $10,654
1/31/2003        $11,909               $12,744         $10,701
2/28/2003        $12,062               $12,922         $10,783
3/31/2003        $12,073               $12,930         $10,848
4/30/2003        $12,200               $13,015         $10,824
5/31/2003        $12,489               $13,320         $10,807
6/30/2003        $12,514               $13,263         $10,819
7/31/2003        $11,999               $12,799         $10,830
8/31/2003        $12,105               $12,895         $10,872
9/30/2003        $12,461               $13,274         $10,907
10/31/2003       $12,365               $13,207         $10,895
11/30/2003       $12,501               $13,345         $10,866
12/31/2003       $12,623               $13,455         $10,854
1/31/2004        $12,721               $13,532         $10,907
2/29/2004        $12,909               $13,736         $10,966
3/31/2004        $12,873               $13,688         $11,037
4/30/2004        $12,549               $13,364         $11,072
5/31/2004        $12,502               $13,315         $11,137
6/30/2004        $12,548               $13,364         $11,172
7/31/2004        $12,712               $13,540         $11,154
8/31/2004        $12,953               $13,811         $11,160
9/30/2004        $13,043               $13,884         $11,184
10/31/2004       $13,176               $14,004         $11,243
11/30/2004       $13,040               $13,888         $11,249
12/31/2004       $13,240               $14,058         $11,207
1/31/2005        $13,428               $14,189         $11,231
2/28/2005        $13,377               $14,142         $11,296
3/31/2005        $13,306               $14,053         $11,384
4/30/2005        $13,516               $14,274         $11,461
5/31/2005        $13,622               $14,375         $11,449
6/30/2005        $13,672               $14,464         $11,455
7/31/2005        $13,619               $14,399         $11,508
8/31/2005        $13,769               $14,544         $11,567
9/30/2005        $13,659               $14,446         $11,708
10/31/2005       $13,570               $14,359         $11,731
11/30/2005       $13,630               $14,428         $11,637
12/31/2005       $13,769               $14,552         $11,590
1/31/2006        $13,789               $14,591         $11,678
2/28/2006        $13,900               $14,689         $11,702
3/31/2006        $13,803               $14,588         $11,767
4/30/2006        $13,805               $14,583         $11,867
5/31/2006        $13,843               $14,648         $11,926
6/30/2006        $13,784               $14,592         $11,949
7/31/2006        $13,915               $14,766         $11,985
8/31/2006        $14,126               $14,985         $12,008
9/30/2006        $14,231               $15,089         $11,949
10/31/2006       $14,316               $15,184         $11,885
11/30/2006       $14,468               $15,311         $11,867
12/31/2006       $14,411               $15,257         $11,885
1/31/2007        $14,378               $15,217         $11,921
2/28/2007        $14,566               $15,418         $11,985
3/31/2007        $14,500               $15,380         $12,094
4/30/2007        $14,536               $15,426         $12,172
5/31/2007        $14,467               $15,357         $12,247
6/30/2007        $14,394               $15,278         $12,270
7/31/2007        $14,504               $15,396         $12,267
8/31/2007        $14,408               $15,330         $12,245
9/30/2007        $14,616               $15,557         $12,279
10/31/2007       $14,680               $15,626         $12,305
11/30/2007       $14,741               $15,726         $12,378
12/31/2007       $14,791               $15,769         $12,370
1/31/2008        $14,889               $15,968         $12,431
2/29/2008        $14,133               $15,237         $12,467
3/31/2008        $14,608               $15,672         $12,575
4/30/2008        $14,844               $15,856         $12,652
5/31/2008        $14,961               $15,952         $12,758
6/30/2008        $14,824               $15,771         $12,887
7/31/2008        $14,827               $15,831         $12,954
8/31/2008        $14,945               $16,017         $12,903
9/30/2008        $14,069               $15,265         $12,885
10/31/2008       $13,948               $15,110         $12,755
11/30/2008       $13,769               $15,158         $12,510
12/31/2008       $14,005               $15,379         $12,381
1/31/2009        $14,419               $15,942         $12,435
2/28/2009        $14,612               $16,025         $12,497
3/31/2009        $14,633               $16,028         $12,527
4/30/2009        $14,972               $16,349         $12,558
5/31/2009        $15,185               $16,522         $12,595
6/30/2009        $15,094               $16,367         $12,703
7/31/2009        $15,255               $16,641         $12,683
8/31/2009        $15,521               $16,925         $12,711
9/30/2009        $16,159               $17,532         $12,719
10/31/2009       $15,818               $17,164         $12,731
11/30/2009       $15,872               $17,306         $12,740
12/31/2009       $15,994               $17,365         $12,718
1/31/2010        $16,051               $17,455         $12,761
2/28/2010        $16,168               $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +5.95%
5-Year     +2.97%
10-Year    +4.92%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN GEORGIA
             TAX-FREE INCOME      BARCLAYS CAPITAL
   DATE       FUND - CLASS C    MUNICIPAL BOND INDEX     CPI
----------   ----------------   --------------------   -------
3/1/2000          $10,000              $10,000          $10,000
3/31/2000         $10,228              $10,218          $10,082
4/30/2000         $10,180              $10,158          $10,088
5/31/2000         $10,114              $10,105          $10,100
6/30/2000         $10,373              $10,373          $10,153
7/31/2000         $10,496              $10,518          $10,177
8/31/2000         $10,647              $10,680          $10,177
9/30/2000         $10,566              $10,624          $10,230
10/31/2000        $10,692              $10,740          $10,247
11/30/2000        $10,778              $10,821          $10,253
12/31/2000        $11,041              $11,089          $10,247
1/31/2001         $11,099              $11,198          $10,312
2/28/2001         $11,136              $11,234          $10,353
3/31/2001         $11,236              $11,334          $10,377
4/30/2001         $11,107              $11,212          $10,418
5/31/2001         $11,205              $11,332          $10,465
6/30/2001         $11,291              $11,408          $10,483
7/31/2001         $11,450              $11,577          $10,453
8/31/2001         $11,626              $11,768          $10,453
9/30/2001         $11,540              $11,729          $10,501
10/31/2001        $11,698              $11,868          $10,465
11/30/2001        $11,601              $11,768          $10,448
12/31/2001        $11,487              $11,657          $10,406
1/31/2002         $11,625              $11,859          $10,430
2/28/2002         $11,751              $12,002          $10,471
3/31/2002         $11,549              $11,767          $10,530
4/30/2002         $11,699              $11,997          $10,589
5/31/2002         $11,741              $12,070          $10,589
6/30/2002         $11,841              $12,197          $10,595
7/31/2002         $11,973              $12,354          $10,607
8/31/2002         $12,074              $12,503          $10,642
9/30/2002         $12,337              $12,776          $10,660
10/31/2002        $12,068              $12,565          $10,677
11/30/2002        $12,027              $12,512          $10,677
12/31/2002        $12,274              $12,776          $10,654
1/31/2003         $12,246              $12,744          $10,701
2/28/2003         $12,397              $12,922          $10,783
3/31/2003         $12,402              $12,930          $10,848
4/30/2003         $12,527              $13,015          $10,824
5/31/2003         $12,826              $13,320          $10,807
6/30/2003         $12,835              $13,263          $10,819
7/31/2003         $12,304              $12,799          $10,830
8/31/2003         $12,406              $12,895          $10,872
9/30/2003         $12,772              $13,274          $10,907
10/31/2003        $12,657              $13,207          $10,895
11/30/2003        $12,800              $13,345          $10,866
12/31/2003        $12,918              $13,455          $10,854
1/31/2004         $13,001              $13,532          $10,907
2/29/2004         $13,198              $13,736          $10,966
3/31/2004         $13,155              $13,688          $11,037
4/30/2004         $12,821              $13,364          $11,072
5/31/2004         $12,767              $13,315          $11,137
6/30/2004         $12,797              $13,364          $11,172
7/31/2004         $12,968              $13,540          $11,154
8/31/2004         $13,206              $13,811          $11,160
9/30/2004         $13,291              $13,884          $11,184
10/31/2004        $13,419              $14,004          $11,243
11/30/2004        $13,276              $13,888          $11,249
12/31/2004        $13,471              $14,058          $11,207
1/31/2005         $13,666              $14,189          $11,231
2/28/2005         $13,597              $14,142          $11,296
3/31/2005         $13,519              $14,053          $11,384
4/30/2005         $13,736              $14,274          $11,461
5/31/2005         $13,837              $14,375          $11,449
6/30/2005         $13,880              $14,464          $11,455
7/31/2005         $13,821              $14,399          $11,508
8/31/2005         $13,965              $14,544          $11,567
9/30/2005         $13,848              $14,446          $11,708
10/31/2005        $13,741              $14,359          $11,731
11/30/2005        $13,806              $14,428          $11,637
12/31/2005        $13,939              $14,552          $11,590
1/31/2006         $13,942              $14,591          $11,678
2/28/2006         $14,059              $14,689          $11,702
3/31/2006         $13,943              $14,588          $11,767
4/30/2006         $13,937              $14,583          $11,867
5/31/2006         $13,980              $14,648          $11,926
6/30/2006         $13,904              $14,592          $11,949
7/31/2006         $14,040              $14,766          $11,985
8/31/2006         $14,245              $14,985          $12,008
9/30/2006         $14,343              $15,089          $11,949
10/31/2006        $14,421              $15,184          $11,885
11/30/2006        $14,578              $15,311          $11,867
12/31/2006        $14,515              $15,257          $11,885
1/31/2007         $14,475              $15,217          $11,921
2/28/2007         $14,644              $15,418          $11,985
3/31/2007         $14,583              $15,380          $12,094
4/30/2007         $14,601              $15,426          $12,172
5/31/2007         $14,525              $15,357          $12,247
6/30/2007         $14,446              $15,278          $12,270
7/31/2007         $14,549              $15,396          $12,267
8/31/2007         $14,446              $15,330          $12,245
9/30/2007         $14,658              $15,557          $12,279
10/31/2007        $14,703              $15,626          $12,305
11/30/2007        $14,769              $15,726          $12,378
12/31/2007        $14,799              $15,769          $12,370
1/31/2008         $14,903              $15,968          $12,431
2/29/2008         $14,134              $15,237          $12,467
3/31/2008         $14,610              $15,672          $12,575
4/30/2008         $14,837              $15,856          $12,652
5/31/2008         $14,945              $15,952          $12,758
6/30/2008         $14,803              $15,771          $12,887
7/31/2008         $14,799              $15,831          $12,954
8/31/2008         $14,896              $16,017          $12,903
9/30/2008         $14,038              $15,265          $12,885
10/31/2008        $13,898              $15,110          $12,755
11/30/2008        $13,702              $15,158          $12,510
12/31/2008        $13,942              $15,379          $12,381
1/31/2009         $14,356              $15,942          $12,435
2/28/2009         $14,528              $16,025          $12,497
3/31/2009         $14,553              $16,028          $12,527
4/30/2009         $14,881              $16,349          $12,558
5/31/2009         $15,084              $16,522          $12,595
6/30/2009         $14,988              $16,367          $12,703
7/31/2009         $15,139              $16,641          $12,683
8/31/2009         $15,394              $16,925          $12,711
9/30/2009         $16,026              $17,532          $12,719
10/31/2009        $15,670              $17,164          $12,731
11/30/2009        $15,716              $17,306          $12,740
12/31/2009        $15,829              $17,365          $12,718
1/31/2010         $15,890              $17,455          $12,761
2/28/2010         $15,999              $17,624          $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +9.14%
5-Year     +3.31%
10-Year    +4.81%


                               Annual Report | 31

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               32 | Annual Report

Your Fund's Expenses

FRANKLIN GEORGIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $1,041.80             $3.49
Hypothetical (5% return before expenses)         $1,000           $1,021.37             $3.46
CLASS C
Actual                                           $1,000           $1,039.30             $6.27
Hypothetical (5% return before expenses)         $1,000           $1,018.65             $6.21

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69% and C: 1.24%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               34 | Annual Report

Franklin Kentucky Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*

Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                  (PIE CHART)

AAA ......................   14.2%
AA .......................   27.2%
A ........................   17.5%
BBB ......................   13.9%
Below Investment Grade ...    1.0%
Not Rated by S&P .........   26.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AA or Aa      12.9%      2.6%
A              5.4%      0.8%
BBB or Baa     3.9%      0.6%
              ----       ---
Total         22.2%      4.0%
              ====       ===

We are pleased to bring you Franklin Kentucky Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.50 on February 28, 2009, to $11.15 on February 28, 2010. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 113.


                               Annual Report | 35

DIVIDEND DISTRIBUTIONS*

Franklin Kentucky Tax-Free Income Fund Class A

MONTH            DIVIDEND PER SHARE
-----            ------------------
March 2009           3.95 cents
April 2009           3.95 cents
May 2009             3.95 cents
June 2009            3.95 cents
July 2009            3.95 cents
August 2009          3.95 cents
September 2009       3.90 cents
October 2009         3.90 cents
November 2009        3.90 cents
December 2009        3.90 cents
January 2010         3.90 cents
February 2010        3.90 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 47.01 cents per share for the same period.(2) The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.92%. An investor in the 2010 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 6.42% from a taxable investment to match the Fund's Class A tax-free distribution rate. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

COMMONWEALTH UPDATE

During the reporting period, Kentucky's economy, which historically lags the nation in total employment, population and personal income growth, continued to feel the effects of the national recession. Ford and Toyota are major employers in the commonwealth, which rendered the local manufacturing-based economy vulnerable to automobile industry slowdowns. As consumer demand for cars and trucks waned, the local unemployment rate rose until it reached a 27-year high of 10.9% at period-end, which was higher than the 9.7% national rate.(3) In early 2010, Toyota issued a massive product recall due to safety concerns about accelerator pedals on several models. The recall forced Toyota to issue worker furloughs at its plant in Georgetown. The state's construction, manufacturing and mining and logging sectors suffered the greatest job losses. The government sector, professional and business services sector, and education and health services sector, however, slightly expanded.

Although the first half of fiscal year 2009 showed revenue growth, revenue collections lagged in the second half, and legislators responded by issuing midyear cost adjustments and a tax increase. Revenue collections continued to weaken, and state officials announced a $108 million dollar budget gap for fiscal year 2010.(4) Near period-end, the governor proposed addressing the shortfall by cutting spending, transferring funds from state programs with unallocated funds and using federal stimulus funds.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: LEXINGTON HERALD-LEADER, "Beshear Plugs Budget Shortfall," 1/5/10.


                               36 | Annual Report

PORTFOLIO BREAKDOWN

Franklin Kentucky Tax-Free Income Fund 2/28/10

                                        % OF TOTAL
                                        LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities**                               30.4%
Subject to Government Appropriations      22.3%
Prerefunded                               10.2%
Transportation                             9.1%
General Obligation                         8.7%
Hospital & Health Care                     8.6%
Higher Education                           6.7%
Other Revenue                              2.8%
Housing                                    1.2%

*    Does not include short-term investments and other net assets.


** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

Kentucky's net tax-supported debt was $1,210 per capita and 3.8% of personal income, compared with the $739 and 2.1% national medians.(5) Independent credit rating agency Standard & Poor's assigned the commonwealth's general obligation debt a rating of AA- and revised its outlook to stable from positive.(6) The rating reflected Kentucky's stable, yet weakening, economic base, good fiscal management practices and adequate financial position. The outlook revision reflected the recession's effects on the commonwealth's budget and reserve levels.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(5.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                               Annual Report | 37

Performance Summary as of 2/28/10

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRKYX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.65    $11.15    $10.50
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4701

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.85%  +20.33%  +66.97%
Average Annual Total Return(2)                       +6.10%   +2.87%   +4.81%
Avg. Ann. Total Return (3/31/10)(3)                  +5.38%   +2.97%   +4.55%
   Distribution Rate(4)                      3.92%
   Taxable Equivalent Distribution Rate(5)   6.42%
   30-Day Standardized Yield(6)              3.20%
   Taxable Equivalent Yield(5)               5.24%
   Total Annual Operating Expenses(7)        0.76%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               38 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN KENTUCKY   BARCLAYS CAPITAL
                 TAX-FREE INCOME     MUNICIPAL BOND
    DATE          FUND - CLASS A          INDEX          CPI
-------------   -----------------   ----------------   -------
  3/1/2000           $ 9,575            $10,000        $10,000
 3/31/2000           $ 9,811            $10,218        $10,082
 4/30/2000           $ 9,709            $10,158        $10,088
 5/31/2000           $ 9,598            $10,105        $10,100
 6/30/2000           $ 9,865            $10,373        $10,153
 7/31/2000           $10,034            $10,518        $10,177
 8/31/2000           $10,201            $10,680        $10,177
 9/30/2000           $10,122            $10,624        $10,230
10/31/2000           $10,244            $10,740        $10,247
11/30/2000           $10,336            $10,821        $10,253
12/31/2000           $10,621            $11,089        $10,247
 1/31/2001           $10,666            $11,198        $10,312
 2/28/2001           $10,690            $11,234        $10,353
 3/31/2001           $10,798            $11,334        $10,377
 4/30/2001           $10,659            $11,212        $10,418
 5/31/2001           $10,774            $11,332        $10,465
 6/30/2001           $10,879            $11,408        $10,483
 7/31/2001           $11,046            $11,577        $10,453
 8/31/2001           $11,211            $11,768        $10,453
 9/30/2001           $11,089            $11,729        $10,501
10/31/2001           $11,247            $11,868        $10,465
11/30/2001           $11,160            $11,768        $10,448
12/31/2001           $11,043            $11,657        $10,406
 1/31/2002           $11,206            $11,859        $10,430
 2/28/2002           $11,341            $12,002        $10,471
 3/31/2002           $11,165            $11,767        $10,530
 4/30/2002           $11,343            $11,997        $10,589
 5/31/2002           $11,409            $12,070        $10,589
 6/30/2002           $11,536            $12,197        $10,595
 7/31/2002           $11,666            $12,354        $10,607
 8/31/2002           $11,773            $12,503        $10,642
 9/30/2002           $11,984            $12,776        $10,660
10/31/2002           $11,739            $12,565        $10,677
11/30/2002           $11,700            $12,512        $10,677
12/31/2002           $11,956            $12,776        $10,654
 1/31/2003           $11,905            $12,744        $10,701
 2/28/2003           $12,064            $12,922        $10,783
 3/31/2003           $12,058            $12,930        $10,848
 4/30/2003           $12,124            $13,015        $10,824
 5/31/2003           $12,418            $13,320        $10,807
 6/30/2003           $12,375            $13,263        $10,819
 7/31/2003           $11,878            $12,799        $10,830
 8/31/2003           $11,988            $12,895        $10,872
 9/30/2003           $12,392            $13,274        $10,907
10/31/2003           $12,320            $13,207        $10,895
11/30/2003           $12,452            $13,345        $10,866
12/31/2003           $12,575            $13,455        $10,854
 1/31/2004           $12,645            $13,532        $10,907
 2/29/2004           $12,843            $13,736        $10,966
 3/31/2004           $12,834            $13,688        $11,037
 4/30/2004           $12,512            $13,364        $11,072
 5/31/2004           $12,425            $13,315        $11,137
 6/30/2004           $12,480            $13,364        $11,172
 7/31/2004           $12,663            $13,540        $11,154
 8/31/2004           $12,879            $13,811        $11,160
 9/30/2004           $12,946            $13,884        $11,184
10/31/2004           $13,083            $14,004        $11,243
11/30/2004           $12,989            $13,888        $11,249
12/31/2004           $13,163            $14,058        $11,207
 1/31/2005           $13,322            $14,189        $11,231
 2/28/2005           $13,286            $14,142        $11,296
 3/31/2005           $13,219            $14,053        $11,384
 4/30/2005           $13,438            $14,274        $11,461
 5/31/2005           $13,521            $14,375        $11,449
 6/30/2005           $13,582            $14,464        $11,455
 7/31/2005           $13,535            $14,399        $11,508
 8/31/2005           $13,663            $14,544        $11,567
 9/30/2005           $13,580            $14,446        $11,708
10/31/2005           $13,494            $14,359        $11,731
11/30/2005           $13,551            $14,428        $11,637
12/31/2005           $13,684            $14,552        $11,590
 1/31/2006           $13,705            $14,591        $11,678
 2/28/2006           $13,819            $14,689        $11,702
 3/31/2006           $13,724            $14,588        $11,767
 4/30/2006           $13,709            $14,583        $11,867
 5/31/2006           $13,757            $14,648        $11,926
 6/30/2006           $13,730            $14,592        $11,949
 7/31/2006           $13,863            $14,766        $11,985
 8/31/2006           $14,046            $14,985        $12,008
 9/30/2006           $14,142            $15,089        $11,949
10/31/2006           $14,228            $15,184        $11,885
11/30/2006           $14,360            $15,311        $11,867
12/31/2006           $14,307            $15,257        $11,885
 1/31/2007           $14,279            $15,217        $11,921
 2/28/2007           $14,451            $15,418        $11,985
 3/31/2007           $14,401            $15,380        $12,094
 4/30/2007           $14,435            $15,426        $12,172
 5/31/2007           $14,368            $15,357        $12,247
 6/30/2007           $14,289            $15,278        $12,270
 7/31/2007           $14,376            $15,396        $12,267
 8/31/2007           $14,256            $15,330        $12,245
 9/30/2007           $14,471            $15,557        $12,279
10/31/2007           $14,546            $15,626        $12,305
11/30/2007           $14,582            $15,726        $12,378
12/31/2007           $14,592            $15,769        $12,370
 1/31/2008           $14,666            $15,968        $12,431
 2/29/2008           $13,900            $15,237        $12,467
 3/31/2008           $14,357            $15,672        $12,575
 4/30/2008           $14,605            $15,856        $12,652
 5/31/2008           $14,723            $15,952        $12,758
 6/30/2008           $14,612            $15,771        $12,887
 7/31/2008           $14,586            $15,831        $12,954
 8/31/2008           $14,705            $16,017        $12,903
 9/30/2008           $13,950            $15,265        $12,885
10/31/2008           $13,739            $15,110        $12,755
11/30/2008           $13,681            $15,158        $12,510
12/31/2008           $13,790            $15,379        $12,381
 1/31/2009           $14,199            $15,942        $12,435
 2/28/2009           $14,425            $16,025        $12,497
 3/31/2009           $14,515            $16,028        $12,527
 4/30/2009           $14,870            $16,349        $12,558
 5/31/2009           $15,021            $16,522        $12,595
 6/30/2009           $14,936            $16,367        $12,703
 7/31/2009           $15,077            $16,641        $12,683
 8/31/2009           $15,341            $16,925        $12,711
 9/30/2009           $15,886            $17,532        $12,719
10/31/2009           $15,676            $17,164        $12,731
11/30/2009           $15,702            $17,306        $12,740
12/31/2009           $15,785            $17,365        $12,718
 1/31/2010           $15,869            $17,455        $12,761
 2/28/2010           $15,991            $17,624        $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +6.10%
5-Year     +2.87%
10-Year    +4.81%

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the 3.80 cent per share current monthly dividend and the maximum offering price of $11.64 per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 39

Your Fund's Expenses

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               40 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $1,042.10             $3.85
Hypothetical (5% return before expenses)         $1,000           $1,021.03             $3.81

* Expenses are calculated using the most recent six-month annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 41

Franklin Louisiana Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund 2/28/10

                          % OF TOTAL
                           LONG-TERM
RATINGS                  INVESTMENTS**
-------                  -------------
AAA                          21.3%
AA                           10.1%
A                            37.7%
BBB                          12.2%
Below Investment Grade        0.8%
Not Rated by S&P             17.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     3.4%      0.9%
A              3.4%      2.9%
BBB or Baa     3.6%      3.7%
              ----       ---
Total         10.4%      7.5%
              ====       ===

We are pleased to bring you Franklin Louisiana Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.43 on February 28, 2009, to $11.28 on February 28, 2010. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 119.


                               42 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2009       3.99 cents   3.55 cents
April 2009       3.99 cents   3.55 cents
May 2009         3.99 cents   3.55 cents
June 2009        3.99 cents   3.49 cents
July 2009        3.99 cents   3.49 cents
August 2009      3.99 cents   3.49 cents
September 2009   4.12 cents   3.59 cents
October 2009     4.12 cents   3.59 cents
November 2009    4.12 cents   3.59 cents
December 2009    4.02 cents   3.48 cents
January 2010     4.02 cents   3.48 cents
February 2010    4.02 cents   3.48 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 48.29 cents per share for the same period.(2) The Performance Summary beginning on page 46 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.05% based on an annualization of the current 3.98 cent per share dividend and the maximum offering price of $11.78 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 6.63% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Although Louisiana's economy faced challenges during the reporting period, it enjoyed a strong financial position relative to many other states. The high energy prices and post-hurricane rebuilding funds that formerly buttressed the local economy continued to wane and caused the state's unemployment rate to

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 43

PORTFOLIO BREAKDOWN
Franklin Louisiana Tax-Free Income Fund 2/28/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Tax-Supported                                   18.8%
Utilities                                       17.9%
General Obligation                              10.0%
Subject to Government Appropriations             9.4%
Transportation                                   9.0%
Other Revenue                                    8.8%
Hospital & Health Care                           8.0%
Higher Education                                 6.4%
Prerefunded                                      5.5%
Housing                                          4.1%
Corporate-Backed                                 2.1%

*    Does not include short-term investments and other net assets.

reach 7.3% at period-end.(3) This rate, although low compared to the 9.7% national rate, was among the highest since 1994, excluding the period affected by Hurricane Katrina.(3) Most of Louisiana's job losses came from the mining and logging, manufacturing, and construction sectors. The education and health services sector and leisure and hospitality sector, however, expanded slightly. The state's real estate market also fared better than most of the nation's. Louisiana did not experience the housing price boom observed in the rest of the country in recent years. As a result, local home prices did not decline as severely as in other states, although housing construction levels fell.

Fueled by strong revenue collections, Louisiana was one of the few states that had a budget surplus in fiscal year 2009. The state's rainy day fund balance reached its statutory cap at the end of that fiscal year. Revenue collections, however, dropped off in fiscal year 2010 due to decreases in oil prices and hurricane-recovery effort spending as well as the effects of the recession. The budget for fiscal year 2010 was balanced but reflected these revenue declines in the form of a 14.7% decrease in general fund spending.(4) Louisiana also laid off state workers, mostly from the health and corrections fields, to reduce spending. The state plans to receive $3.6 billion in federal stimulus funds, which it will use to fund general fund expenditures.(4)

Louisiana's net tax-supported debt was $635 per capita and 1.8% of personal income, which was lower than the $739 and 2.1% national medians.(5) Independent credit rating agency Standard & Poor's assigned the state's general obligation bonds a rating of AA- with a stable outlook.(6) The rating and outlook reflected Louisiana's economic activity and employment levels, which performed better than the nation's, strong reserve levels and constitutional and statutory provisions that have restrained the state's ability to incur debt.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "State Review: Louisiana," RATINGSDIRECT,
     1/4/10.

(5.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                               44 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 45

Performance Summary as of 2/28/10

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKLAX)                                CHANGE   2/28/10   2/28/09
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  +$0.85    $11.28    $10.43
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                              $0.4829

CLASS C (SYMBOL: FLAIX)                                CHANGE   2/28/10   2/28/09
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  +$0.87    $11.41    $10.54
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                              $0.4225

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +12.99%  +19.78%  +68.76%
Average Annual Total Return(2)                       +8.22%   +2.78%   +4.91%
Avg. Ann. Total Return (3/31/10)(3)                  +8.18%   +2.93%   +4.68%
   Distribution Rate(4)                      4.05%
   Taxable Equivalent Distribution Rate(5)   6.63%
   30-Day Standardized Yield(6)              3.66%
   Taxable Equivalent Yield(5)               5.99%
   Total Annual Operating Expenses(7)        0.71%

CLASS C                                             1-YEAR   5-YEAR  10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +12.44%  +16.54%  +59.84%
Average Annual Total Return(2)                      +11.44%   +3.11%   +4.80%
Avg. Ann. Total Return (3/31/10)(3)                 +11.29%   +3.25%   +4.57%
   Distribution Rate(4)                      3.61%
   Taxable Equivalent Distribution Rate(5)   5.91%
   30-Day Standardized Yield(6)              3.28%
   Taxable Equivalent Yield(5)               5.37%
   Total Annual Operating Expenses(7)        1.26%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               46 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN LOUISIANA TAX-FREE   BARCLAYS CAPITAL MUNICIPAL
   DATE         INCOME FUND - CLASS A              BOND INDEX             CPI
----------   ---------------------------   --------------------------   -------
3/1/2000               $ 9,575                       $10,000            $10,000
3/31/2000              $ 9,809                       $10,218            $10,082
4/30/2000              $ 9,746                       $10,158            $10,088
5/31/2000              $ 9,682                       $10,105            $10,100
6/30/2000              $ 9,929                       $10,373            $10,153
7/31/2000              $10,059                       $10,518            $10,177
8/31/2000              $10,215                       $10,680            $10,177
9/30/2000              $10,166                       $10,624            $10,230
10/31/2000             $10,286                       $10,740            $10,247
11/30/2000             $10,396                       $10,821            $10,253
12/31/2000             $10,650                       $11,089            $10,247
1/31/2001              $10,694                       $11,198            $10,312
2/28/2001              $10,728                       $11,234            $10,353
3/31/2001              $10,816                       $11,334            $10,377
4/30/2001              $10,708                       $11,212            $10,418
5/31/2001              $10,822                       $11,332            $10,465
6/30/2001              $10,886                       $11,408            $10,483
7/31/2001              $11,070                       $11,577            $10,453
8/31/2001              $11,233                       $11,768            $10,453
9/30/2001              $11,191                       $11,729            $10,501
10/31/2001             $11,367                       $11,868            $10,465
11/30/2001             $11,292                       $11,768            $10,448
12/31/2001             $11,170                       $11,657            $10,406
1/31/2002              $11,325                       $11,859            $10,430
2/28/2002              $11,450                       $12,002            $10,471
3/31/2002              $11,269                       $11,767            $10,530
4/30/2002              $11,456                       $11,997            $10,589
5/31/2002              $11,503                       $12,070            $10,589
6/30/2002              $11,621                       $12,197            $10,595
7/31/2002              $11,751                       $12,354            $10,607
8/31/2002              $11,849                       $12,503            $10,642
9/30/2002              $12,090                       $12,776            $10,660
10/31/2002             $11,901                       $12,565            $10,677
11/30/2002             $11,866                       $12,512            $10,677
12/31/2002             $12,092                       $12,776            $10,654
1/31/2003              $12,066                       $12,744            $10,701
2/28/2003              $12,196                       $12,922            $10,783
3/31/2003              $12,215                       $12,930            $10,848
4/30/2003              $12,304                       $13,015            $10,824
5/31/2003              $12,588                       $13,320            $10,807
6/30/2003              $12,539                       $13,263            $10,819
7/31/2003              $12,082                       $12,799            $10,830
8/31/2003              $12,215                       $12,895            $10,872
9/30/2003              $12,574                       $13,274            $10,907
10/31/2003             $12,484                       $13,207            $10,895
11/30/2003             $12,605                       $13,345            $10,866
12/31/2003             $12,718                       $13,455            $10,854
1/31/2004              $12,889                       $13,532            $10,907
2/29/2004              $13,054                       $13,736            $10,966
3/31/2004              $13,036                       $13,688            $11,037
4/30/2004              $12,730                       $13,364            $11,072
5/31/2004              $12,712                       $13,315            $11,137
6/30/2004              $12,747                       $13,364            $11,172
7/31/2004              $12,909                       $13,540            $11,154
8/31/2004              $13,137                       $13,811            $11,160
9/30/2004              $13,206                       $13,884            $11,184
10/31/2004             $13,346                       $14,004            $11,243
11/30/2004             $13,221                       $13,888            $11,249
12/31/2004             $13,396                       $14,058            $11,207
1/31/2005              $13,545                       $14,189            $11,231
2/28/2005              $13,489                       $14,142            $11,296
3/31/2005              $13,428                       $14,053            $11,384
4/30/2005              $13,625                       $14,274            $11,461
5/31/2005              $13,711                       $14,375            $11,449
6/30/2005              $13,775                       $14,464            $11,455
7/31/2005              $13,720                       $14,399            $11,508
8/31/2005              $13,827                       $14,544            $11,567
9/30/2005              $13,665                       $14,446            $11,708
10/31/2005             $13,570                       $14,359            $11,731
11/30/2005             $13,642                       $14,428            $11,637
12/31/2005             $13,765                       $14,552            $11,590
1/31/2006              $13,789                       $14,591            $11,678
2/28/2006              $13,893                       $14,689            $11,702
3/31/2006              $13,814                       $14,588            $11,767
4/30/2006              $13,814                       $14,583            $11,867
5/31/2006              $13,865                       $14,648            $11,926
6/30/2006              $13,878                       $14,592            $11,949
7/31/2006              $14,001                       $14,766            $11,985
8/31/2006              $14,199                       $14,985            $12,008
9/30/2006              $14,297                       $15,089            $11,949
10/31/2006             $14,387                       $15,184            $11,885
11/30/2006             $14,509                       $15,311            $11,867
12/31/2006             $14,471                       $15,257            $11,885
1/31/2007              $14,446                       $15,217            $11,921
2/28/2007              $14,607                       $15,418            $11,985
3/31/2007              $14,561                       $15,380            $12,094
4/30/2007              $14,610                       $15,426            $12,172
5/31/2007              $14,560                       $15,357            $12,247
6/30/2007              $14,508                       $15,278            $12,270
7/31/2007              $14,597                       $15,396            $12,267
8/31/2007              $14,532                       $15,330            $12,245
9/30/2007              $14,710                       $15,557            $12,279
10/31/2007             $14,774                       $15,626            $12,305
11/30/2007             $14,839                       $15,726            $12,378
12/31/2007             $14,863                       $15,769            $12,370
1/31/2008              $14,899                       $15,968            $12,431
2/29/2008              $14,085                       $15,237            $12,467
3/31/2008              $14,569                       $15,672            $12,575
4/30/2008              $14,820                       $15,856            $12,652
5/31/2008              $14,913                       $15,952            $12,758
6/30/2008              $14,778                       $15,771            $12,887
7/31/2008              $14,767                       $15,831            $12,954
8/31/2008              $14,875                       $16,017            $12,903
9/30/2008              $13,961                       $15,265            $12,885
10/31/2008             $13,750                       $15,110            $12,755
11/30/2008             $13,490                       $15,158            $12,510
12/31/2008             $13,668                       $15,379            $12,381
1/31/2009              $14,049                       $15,942            $12,435
2/28/2009              $14,302                       $16,025            $12,497
3/31/2009              $14,338                       $16,028            $12,527
4/30/2009              $14,816                       $16,349            $12,558
5/31/2009              $15,037                       $16,522            $12,595
6/30/2009              $14,938                       $16,367            $12,703
7/31/2009              $15,094                       $16,641            $12,683
8/31/2009              $15,401                       $16,925            $12,711
9/30/2009              $16,060                       $17,532            $12,719
10/31/2009             $15,755                       $17,164            $12,731
11/30/2009             $15,826                       $17,306            $12,740
12/31/2009             $15,953                       $17,365            $12,718
1/31/2010              $16,025                       $17,455            $12,761
2/28/2010              $16,156                       $17,624            $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +8.22%
5-Year     +2.78%
10-Year    +4.91%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN LOUISIANA TAX-FREE     BARCLAYS CAPITAL
   DATE         INCOME FUND - CLASS C      MUNICIPAL BOND INDEX     CPI
----------   ---------------------------   --------------------   -------
3/1/2000               $10,000                    $10,000         $10,000
3/31/2000              $10,238                    $10,218         $10,082
4/30/2000              $10,168                    $10,158         $10,088
5/31/2000              $10,097                    $10,105         $10,100
6/30/2000              $10,348                    $10,373         $10,153
7/31/2000              $10,478                    $10,518         $10,177
8/31/2000              $10,645                    $10,680         $10,177
9/30/2000              $10,579                    $10,624         $10,230
10/31/2000             $10,699                    $10,740         $10,247
11/30/2000             $10,807                    $10,821         $10,253
12/31/2000             $11,074                    $11,089         $10,247
1/31/2001              $11,115                    $11,198         $10,312
2/28/2001              $11,145                    $11,234         $10,353
3/31/2001              $11,230                    $11,334         $10,377
4/30/2001              $11,113                    $11,212         $10,418
5/31/2001              $11,225                    $11,332         $10,465
6/30/2001              $11,296                    $11,408         $10,483
7/31/2001              $11,471                    $11,577         $10,453
8/31/2001              $11,644                    $11,768         $10,453
9/30/2001              $11,585                    $11,729         $10,501
10/31/2001             $11,760                    $11,868         $10,465
11/30/2001             $11,689                    $11,768         $10,448
12/31/2001             $11,547                    $11,657         $10,406
1/31/2002              $11,701                    $11,859         $10,430
2/28/2002              $11,834                    $12,002         $10,471
3/31/2002              $11,643                    $11,767         $10,530
4/30/2002              $11,829                    $11,997         $10,589
5/31/2002              $11,872                    $12,070         $10,589
6/30/2002              $11,987                    $12,197         $10,595
7/31/2002              $12,114                    $12,354         $10,607
8/31/2002              $12,209                    $12,503         $10,642
9/30/2002              $12,451                    $12,776         $10,660
10/31/2002             $12,252                    $12,565         $10,677
11/30/2002             $12,221                    $12,512         $10,677
12/31/2002             $12,435                    $12,776         $10,654
1/31/2003              $12,414                    $12,744         $10,701
2/28/2003              $12,542                    $12,922         $10,783
3/31/2003              $12,556                    $12,930         $10,848
4/30/2003              $12,641                    $13,015         $10,824
5/31/2003              $12,925                    $13,320         $10,807
6/30/2003              $12,867                    $13,263         $10,819
7/31/2003              $12,396                    $12,799         $10,830
8/31/2003              $12,514                    $12,895         $10,872
9/30/2003              $12,883                    $13,274         $10,907
10/31/2003             $12,774                    $13,207         $10,895
11/30/2003             $12,902                    $13,345         $10,866
12/31/2003             $13,011                    $13,455         $10,854
1/31/2004              $13,177                    $13,532         $10,907
2/29/2004              $13,339                    $13,736         $10,966
3/31/2004              $13,314                    $13,688         $11,037
4/30/2004              $13,009                    $13,364         $11,072
5/31/2004              $12,973                    $13,315         $11,137
6/30/2004              $13,014                    $13,364         $11,172
7/31/2004              $13,160                    $13,540         $11,154
8/31/2004              $13,385                    $13,811         $11,160
9/30/2004              $13,461                    $13,884         $11,184
10/31/2004             $13,584                    $14,004         $11,243
11/30/2004             $13,452                    $13,888         $11,249
12/31/2004             $13,634                    $14,058         $11,207
1/31/2005              $13,778                    $14,189         $11,231
2/28/2005              $13,716                    $14,142         $11,296
3/31/2005              $13,646                    $14,053         $11,384
4/30/2005              $13,839                    $14,274         $11,461
5/31/2005              $13,918                    $14,375         $11,449
6/30/2005              $13,977                    $14,464         $11,455
7/31/2005              $13,915                    $14,399         $11,508
8/31/2005              $14,028                    $14,544         $11,567
9/30/2005              $13,847                    $14,446         $11,708
10/31/2005             $13,746                    $14,359         $11,731
11/30/2005             $13,812                    $14,428         $11,637
12/31/2005             $13,928                    $14,552         $11,590
1/31/2006              $13,946                    $14,591         $11,678
2/28/2006              $14,045                    $14,689         $11,702
3/31/2006              $13,959                    $14,588         $11,767
4/30/2006              $13,952                    $14,583         $11,867
5/31/2006              $13,996                    $14,648         $11,926
6/30/2006              $14,003                    $14,592         $11,949
7/31/2006              $14,120                    $14,766         $11,985
8/31/2006              $14,323                    $14,985         $12,008
9/30/2006              $14,415                    $15,089         $11,949
10/31/2006             $14,485                    $15,184         $11,885
11/30/2006             $14,613                    $15,311         $11,867
12/31/2006             $14,569                    $15,257         $11,885
1/31/2007              $14,538                    $15,217         $11,921
2/28/2007              $14,692                    $15,418         $11,985
3/31/2007              $14,639                    $15,380         $12,094
4/30/2007              $14,681                    $15,426         $12,172
5/31/2007              $14,611                    $15,357         $12,247
6/30/2007              $14,565                    $15,278         $12,270
7/31/2007              $14,647                    $15,396         $12,267
8/31/2007              $14,562                    $15,330         $12,245
9/30/2007              $14,745                    $15,557         $12,279
10/31/2007             $14,802                    $15,626         $12,305
11/30/2007             $14,859                    $15,726         $12,378
12/31/2007             $14,877                    $15,769         $12,370
1/31/2008              $14,906                    $15,968         $12,431
2/29/2008              $14,081                    $15,237         $12,467
3/31/2008              $14,566                    $15,672         $12,575
4/30/2008              $14,807                    $15,856         $12,652
5/31/2008              $14,891                    $15,952         $12,758
6/30/2008              $14,751                    $15,771         $12,887
7/31/2008              $14,734                    $15,831         $12,954
8/31/2008              $14,833                    $16,017         $12,903
9/30/2008              $13,924                    $15,265         $12,885
10/31/2008             $13,695                    $15,110         $12,755
11/30/2008             $13,433                    $15,158         $12,510
12/31/2008             $13,603                    $15,379         $12,381
1/31/2009              $13,973                    $15,942         $12,435
2/28/2009              $14,217                    $16,025         $12,497
3/31/2009              $14,259                    $16,028         $12,527
4/30/2009              $14,724                    $16,349         $12,558
5/31/2009              $14,935                    $16,522         $12,595
6/30/2009              $14,831                    $16,367         $12,703
7/31/2009              $14,976                    $16,641         $12,683
8/31/2009              $15,285                    $16,925         $12,711
9/30/2009              $15,924                    $17,532         $12,719
10/31/2009             $15,618                    $17,164         $12,731
11/30/2009             $15,680                    $17,306         $12,740
12/31/2009             $15,797                    $17,365         $12,718
1/31/2010              $15,859                    $17,455         $12,761
2/28/2010              $15,984                    $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year    +11.44%
5-Year     +3.11%
10-Year    +4.80%


                               Annual Report | 47

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               48 | Annual Report

Your Fund's Expenses

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 49

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,049.20             $3.51
Hypothetical (5% return before expenses)         $1,000           $1,021.37             $3.46
CLASS C
Actual                                           $1,000           $1,045.70             $6.29
Hypothetical (5% return before expenses)         $1,000           $1,018.65             $6.21

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69% and C: 1.24%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               50 | Annual Report

Franklin Maryland Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                   (PIE CHART)

AAA .....................   28.9%
AA ......................   14.4%
A .......................   16.5%
BBB .....................   15.5%
Below Investment Grade ..    3.6%
Not Rated by S&P ........   21.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa       --      4.5%
AA or Aa        4.6%      --
A               3.8%      --
BBB or Baa      4.4%     3.8%
               ----      ---
Total          12.8%     8.3%
               ====      ===

We are pleased to bring you Franklin Maryland Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 126.


                               Annual Report | 51

DIVIDEND DISTRIBUTIONS*
Franklin Maryland Tax-Free Income Fund

                             DIVIDEND PER SHARE
                 -----------------------------------------
MONTH              CLASS A      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ---------------
March 2009       4.12 cents   3.66 cents              --
April 2009       4.12 cents   3.66 cents              --
May 2009         4.12 cents   3.66 cents              --
June 2009        4.12 cents   3.63 cents              --
July 2009        4.12 cents   3.63 cents      2.70 cents
August 2009      4.12 cents   3.63 cents      4.20 cents
September 2009   4.12 cents   3.61 cents      4.27 cents
October 2009     4.12 cents   3.61 cents      4.27 cents
November 2009    4.12 cents   3.61 cents      4.27 cents
December 2009    4.05 cents   3.50 cents      4.10 cents
January 2010     4.05 cents   3.50 cents      4.10 cents
February 2010    4.05 cents   3.50 cents      4.10 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.35 on February 28, 2009, to $11.30 on February 28, 2010. The Fund's Class A shares paid dividends totaling 49.14 cents per share for the same period.(2) The Performance Summary beginning on page 55 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.07% based on an annualization of the current 4.00 cent per share dividend and the maximum offering price of $11.80 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Maryland state and local personal income tax bracket of 41.14% would need to earn a distribution rate of 6.92% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               52 | Annual Report

PORTFOLIO BREAKDOWN
Franklin Maryland Tax-Free Income Fund 2/28/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Hospital & Health Care                          19.9%
General Obligation                              15.0%
Higher Education                                13.1%
Prerefunded                                     12.0%
Utilities                                       11.6%
Transportation                                  10.0%
Housing                                          6.8%
Tax-Supported                                    4.9%
Other Revenue                                    4.7%
Subject to Government Appropriations             1.7%
Corporate-Backed                                 0.3%

*    Does not include short-term investments and other net assets.

STATE UPDATE

Maryland's broad, diverse economy showed relative strength compared with the national economy during the reporting period. The state benefited from a mature infrastructure and steady net in-migration of well-educated workers. The national recession, however, took a toll on employment, and Maryland recorded an unemployment rate of 7.7% at period-end, compared with 9.7% for the nation.(3) This local unemployment rate was a 27-year high, and the mining, logging and construction sector and the financial activities sector were hard hit.(3) Only the education and health services sector grew.

Maryland proactively responded to the economic challenges of fiscal year 2009 with a variety of financial and debt management policies. The governor employed fund transfers and budget reductions in many areas to achieve a balanced budget. The federal government's stimulus package also aided the state, helping reduce the impact of the economic decline. In fiscal year 2010, Maryland's elevated unemployment levels caused tax revenues to shrink and pressure the budget. State officials made several downward revenue revisions, and in December 2009, they estimated a revenue shortfall of $700 million for the adopted budget.(4) The governor proposed closing this gap through fund transfers, tax increases, spending cuts and new bond issuance. State officials also focused on maintaining reserve funds that were drawn down during the period.

Maryland's net tax-supported debt was $1,346 per capita and 2.8% of personal income, compared with the $739 and 2.1% national medians.(5) Independent rating agencies Standard & Poor's and Moody's Investors Service assigned Maryland's general obligation bonds their highest ratings of AAA and Aaa with stable outlooks.6 The ratings and outlooks reflected the state's economic strength and historically strong financial and debt management practices.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "Maryland; General Obligation," RATINGSDIRECT,
     2/18/10.

(5.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(6.) These do not indicate ratings of the Fund.


                               Annual Report | 53

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               54 | Annual Report

Performance Summary as of 2/28/10

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMDTX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.95    $11.30    $10.35
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4914

CLASS C (SYMBOL: FMDIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.96    $11.46    $10.50
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4311

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   2/28/10    7/1/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.61    $11.30    $10.69
DISTRIBUTIONS (7/2/09-2/28/10)
Dividend Income                  $0.3259


                               Annual Report | 55

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +14.17%  +19.00%  +67.02%
Average Annual Total Return(2)                       +9.31%   +2.65%   +4.81%
Avg. Ann. Total Return (3/31/10)(3)                  +9.15%   +2.77%   +4.59%
   Distribution Rate(4)                      4.07%
   Taxable Equivalent Distribution Rate(5)   6.92%
   30-Day Standardized Yield(6)              3.62%
   Taxable Equivalent Yield(5)               6.15%
   Total Annual Operating Expenses(7)        0.67%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +13.45%  +15.81%  +58.17%
Average Annual Total Return(2)                      +12.45%   +2.98%   +4.69%
Avg. Ann. Total Return (3/31/10)(3)                 +12.49%   +3.10%   +4.48%
   Distribution Rate(4)                      3.61%
   Taxable Equivalent Distribution Rate(5)   6.13%
   30-Day Standardized Yield(6)              3.24%
   Taxable Equivalent Yield(5)               5.50%
   Total Annual Operating Expenses(7)        1.22%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +14.22%  +19.06%  +67.10%
Average Annual Total Return(2)                      +14.22%   +3.55%   +5.27%
Avg. Ann. Total Return (3/31/10)(3)                 +14.07%   +3.68%   +5.05%
   Distribution Rate(4)                      4.33%
   Taxable Equivalent Distribution Rate(5)   7.36%
   30-Day Standardized Yield(6)              3.87%
   Taxable Equivalent Yield(5)               6.58%
   Total Annual Operating Expenses(7)        0.57%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               56 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN MARYLAND TAX-FREE     BARCLAYS CAPITAL
   DATE        INCOME FUND - CLASS A      MUNICIPAL BOND INDEX     CPI
----------   --------------------------   --------------------   -------
3/1/2000               $ 9,575                   $10,000         $10,000
3/31/2000              $ 9,796                   $10,218         $10,082
4/30/2000              $ 9,768                   $10,158         $10,088
5/31/2000              $ 9,684                   $10,105         $10,100
6/30/2000              $ 9,927                   $10,373         $10,153
7/31/2000              $10,082                   $10,518         $10,177
8/31/2000              $10,255                   $10,680         $10,177
9/30/2000              $10,223                   $10,624         $10,230
10/31/2000             $10,323                   $10,740         $10,247
11/30/2000             $10,412                   $10,821         $10,253
12/31/2000             $10,643                   $11,089         $10,247
1/31/2001              $10,705                   $11,198         $10,312
2/28/2001              $10,766                   $11,234         $10,353
3/31/2001              $10,843                   $11,334         $10,377
4/30/2001              $10,754                   $11,212         $10,418
5/31/2001              $10,846                   $11,332         $10,465
6/30/2001              $10,938                   $11,408         $10,483
7/31/2001              $11,090                   $11,577         $10,453
8/31/2001              $11,261                   $11,768         $10,453
9/30/2001              $11,228                   $11,729         $10,501
10/31/2001             $11,362                   $11,868         $10,465
11/30/2001             $11,287                   $11,768         $10,448
12/31/2001             $11,185                   $11,657         $10,406
1/31/2002              $11,336                   $11,859         $10,430
2/28/2002              $11,459                   $12,002         $10,471
3/31/2002              $11,269                   $11,767         $10,530
4/30/2002              $11,444                   $11,997         $10,589
5/31/2002              $11,560                   $12,070         $10,589
6/30/2002              $11,656                   $12,197         $10,595
7/31/2002              $11,794                   $12,354         $10,607
8/31/2002              $11,911                   $12,503         $10,642
9/30/2002              $12,139                   $12,776         $10,660
10/31/2002             $11,941                   $12,565         $10,677
11/30/2002             $11,916                   $12,512         $10,677
12/31/2002             $12,138                   $12,776         $10,654
1/31/2003              $12,142                   $12,744         $10,701
2/28/2003              $12,280                   $12,922         $10,783
3/31/2003              $12,299                   $12,930         $10,848
4/30/2003              $12,396                   $13,015         $10,824
5/31/2003              $12,655                   $13,320         $10,807
6/30/2003              $12,616                   $13,263         $10,819
7/31/2003              $12,175                   $12,799         $10,830
8/31/2003              $12,286                   $12,895         $10,872
9/30/2003              $12,565                   $13,274         $10,907
10/31/2003             $12,509                   $13,207         $10,895
11/30/2003             $12,640                   $13,345         $10,866
12/31/2003             $12,751                   $13,455         $10,854
1/31/2004              $12,822                   $13,532         $10,907
2/29/2004              $13,007                   $13,736         $10,966
3/31/2004              $12,978                   $13,688         $11,037
4/30/2004              $12,698                   $13,364         $11,072
5/31/2004              $12,658                   $13,315         $11,137
6/30/2004              $12,693                   $13,364         $11,172
7/31/2004              $12,842                   $13,540         $11,154
8/31/2004              $13,056                   $13,811         $11,160
9/30/2004              $13,136                   $13,884         $11,184
10/31/2004             $13,239                   $14,004         $11,243
11/30/2004             $13,139                   $13,888         $11,249
12/31/2004             $13,301                   $14,058         $11,207
1/31/2005              $13,459                   $14,189         $11,231
2/28/2005              $13,438                   $14,142         $11,296
3/31/2005              $13,388                   $14,053         $11,384
4/30/2005              $13,582                   $14,274         $11,461
5/31/2005              $13,677                   $14,375         $11,449
6/30/2005              $13,752                   $14,464         $11,455
7/31/2005              $13,709                   $14,399         $11,508
8/31/2005              $13,837                   $14,544         $11,567
9/30/2005              $13,748                   $14,446         $11,708
10/31/2005             $13,691                   $14,359         $11,731
11/30/2005             $13,739                   $14,428         $11,637
12/31/2005             $13,862                   $14,552         $11,590
1/31/2006              $13,887                   $14,591         $11,678
2/28/2006              $13,990                   $14,689         $11,702
3/31/2006              $13,901                   $14,588         $11,767
4/30/2006              $13,901                   $14,583         $11,867
5/31/2006              $13,940                   $14,648         $11,926
6/30/2006              $13,883                   $14,592         $11,949
7/31/2006              $14,042                   $14,766         $11,985
8/31/2006              $14,238                   $14,985         $12,008
9/30/2006              $14,336                   $15,089         $11,949
10/31/2006             $14,438                   $15,184         $11,885
11/30/2006             $14,571                   $15,311         $11,867
12/31/2006             $14,523                   $15,257         $11,885
1/31/2007              $14,487                   $15,217         $11,921
2/28/2007              $14,684                   $15,418         $11,985
3/31/2007              $14,615                   $15,380         $12,094
4/30/2007              $14,651                   $15,426         $12,172
5/31/2007              $14,602                   $15,357         $12,247
6/30/2007              $14,515                   $15,278         $12,270
7/31/2007              $14,604                   $15,396         $12,267
8/31/2007              $14,452                   $15,330         $12,245
9/30/2007              $14,691                   $15,557         $12,279
10/31/2007             $14,755                   $15,626         $12,305
11/30/2007             $14,769                   $15,726         $12,378
12/31/2007             $14,705                   $15,769         $12,370
1/31/2008              $14,780                   $15,968         $12,431
2/29/2008              $13,979                   $15,237         $12,467
3/31/2008              $14,470                   $15,672         $12,575
4/30/2008              $14,745                   $15,856         $12,652
5/31/2008              $14,851                   $15,952         $12,758
6/30/2008              $14,626                   $15,771         $12,887
7/31/2008              $14,617                   $15,831         $12,954
8/31/2008              $14,736                   $16,017         $12,903
9/30/2008              $13,902                   $15,265         $12,885
10/31/2008             $13,510                   $15,110         $12,755
11/30/2008             $13,269                   $15,158         $12,510
12/31/2008             $13,152                   $15,379         $12,381
1/31/2009              $13,811                   $15,942         $12,435
2/28/2009              $14,009                   $16,025         $12,497
3/31/2009              $14,060                   $16,028         $12,527
4/30/2009              $14,371                   $16,349         $12,558
5/31/2009              $14,700                   $16,522         $12,595
6/30/2009              $14,700                   $16,367         $12,703
7/31/2009              $14,911                   $16,641         $12,683
8/31/2009              $15,257                   $16,925         $12,711
9/30/2009              $15,991                   $17,532         $12,719
10/31/2009             $15,732                   $17,164         $12,731
11/30/2009             $15,704                   $17,306         $12,740
12/31/2009             $15,746                   $17,365         $12,718
1/31/2010              $15,831                   $17,455         $12,761
2/28/2010              $15,995                   $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +9.31%
5-Year     +2.65%
10-Year    +4.81%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN MARYLAND TAX-FREE     BARCLAYS CAPITAL
   DATE         INCOME FUND - CLASS C     MUNICIPAL BOND INDEX     CPI
----------   --------------------------   --------------------   -------
3/1/2000               $10,000                   $10,000         $10,000
3/31/2000              $10,234                   $10,218         $10,082
4/30/2000              $10,190                   $10,158         $10,088
5/31/2000              $10,109                   $10,105         $10,100
6/30/2000              $10,356                   $10,373         $10,153
7/31/2000              $10,502                   $10,518         $10,177
8/31/2000              $10,676                   $10,680         $10,177
9/30/2000              $10,638                   $10,624         $10,230
10/31/2000             $10,746                   $10,740         $10,247
11/30/2000             $10,833                   $10,821         $10,253
12/31/2000             $11,067                   $11,089         $10,247
1/31/2001              $11,125                   $11,198         $10,312
2/28/2001              $11,183                   $11,234         $10,353
3/31/2001              $11,265                   $11,334         $10,377
4/30/2001              $11,159                   $11,212         $10,418
5/31/2001              $11,258                   $11,332         $10,465
6/30/2001              $11,347                   $11,408         $10,483
7/31/2001              $11,499                   $11,577         $10,453
8/31/2001              $11,669                   $11,768         $10,453
9/30/2001              $11,630                   $11,729         $10,501
10/31/2001             $11,762                   $11,868         $10,465
11/30/2001             $11,681                   $11,768         $10,448
12/31/2001             $11,570                   $11,657         $10,406
1/31/2002              $11,720                   $11,859         $10,430
2/28/2002              $11,841                   $12,002         $10,471
3/31/2002              $11,640                   $11,767         $10,530
4/30/2002              $11,813                   $11,997         $10,589
5/31/2002              $11,926                   $12,070         $10,589
6/30/2002              $12,029                   $12,197         $10,595
7/31/2002              $12,154                   $12,354         $10,607
8/31/2002              $12,278                   $12,503         $10,642
9/30/2002              $12,505                   $12,776         $10,660
10/31/2002             $12,298                   $12,565         $10,677
11/30/2002             $12,267                   $12,512         $10,677
12/31/2002             $12,487                   $12,776         $10,654
1/31/2003              $12,486                   $12,744         $10,701
2/28/2003              $12,621                   $12,922         $10,783
3/31/2003              $12,634                   $12,930         $10,848
4/30/2003              $12,728                   $13,015         $10,824
5/31/2003              $12,996                   $13,320         $10,807
6/30/2003              $12,940                   $13,263         $10,819
7/31/2003              $12,488                   $12,799         $10,830
8/31/2003              $12,594                   $12,895         $10,872
9/30/2003              $12,871                   $13,274         $10,907
10/31/2003             $12,808                   $13,207         $10,895
11/30/2003             $12,935                   $13,345         $10,866
12/31/2003             $13,041                   $13,455         $10,854
1/31/2004              $13,116                   $13,532         $10,907
2/29/2004              $13,297                   $13,736         $10,966
3/31/2004              $13,261                   $13,688         $11,037
4/30/2004              $12,961                   $13,364         $11,072
5/31/2004              $12,914                   $13,315         $11,137
6/30/2004              $12,954                   $13,364         $11,172
7/31/2004              $13,087                   $13,540         $11,154
8/31/2004              $13,308                   $13,811         $11,160
9/30/2004              $13,383                   $13,884         $11,184
10/31/2004             $13,482                   $14,004         $11,243
11/30/2004             $13,375                   $13,888         $11,249
12/31/2004             $13,543                   $14,058         $11,207
1/31/2005              $13,696                   $14,189         $11,231
2/28/2005              $13,657                   $14,142         $11,296
3/31/2005              $13,611                   $14,053         $11,384
4/30/2005              $13,789                   $14,274         $11,461
5/31/2005              $13,889                   $14,375         $11,449
6/30/2005              $13,946                   $14,464         $11,455
7/31/2005              $13,896                   $14,399         $11,508
8/31/2005              $14,031                   $14,544         $11,567
9/30/2005              $13,934                   $14,446         $11,708
10/31/2005             $13,859                   $14,359         $11,731
11/30/2005             $13,914                   $14,428         $11,637
12/31/2005             $14,029                   $14,552         $11,590
1/31/2006              $14,048                   $14,591         $11,678
2/28/2006              $14,145                   $14,689         $11,702
3/31/2006              $14,049                   $14,588         $11,767
4/30/2006              $14,043                   $14,583         $11,867
5/31/2006              $14,075                   $14,648         $11,926
6/30/2006              $14,012                   $14,592         $11,949
7/31/2006              $14,164                   $14,766         $11,985
8/31/2006              $14,353                   $14,985         $12,008
9/30/2006              $14,445                   $15,089         $11,949
10/31/2006             $14,539                   $15,184         $11,885
11/30/2006             $14,678                   $15,311         $11,867
12/31/2006             $14,623                   $15,257         $11,885
1/31/2007              $14,569                   $15,217         $11,921
2/28/2007              $14,770                   $15,418         $11,985
3/31/2007              $14,694                   $15,380         $12,094
4/30/2007              $14,723                   $15,426         $12,172
5/31/2007              $14,655                   $15,357         $12,247
6/30/2007              $14,574                   $15,278         $12,270
7/31/2007              $14,655                   $15,396         $12,267
8/31/2007              $14,486                   $15,330         $12,245
9/30/2007              $14,729                   $15,557         $12,279
10/31/2007             $14,786                   $15,626         $12,305
11/30/2007             $14,792                   $15,726         $12,378
12/31/2007             $14,722                   $15,769         $12,370
1/31/2008              $14,790                   $15,968         $12,431
2/29/2008              $13,979                   $15,237         $12,467
3/31/2008              $14,470                   $15,672         $12,575
4/30/2008              $14,734                   $15,856         $12,652
5/31/2008              $14,831                   $15,952         $12,758
6/30/2008              $14,604                   $15,771         $12,887
7/31/2008              $14,587                   $15,831         $12,954
8/31/2008              $14,711                   $16,017         $12,903
9/30/2008              $13,858                   $15,265         $12,885
10/31/2008             $13,465                   $15,110         $12,755
11/30/2008             $13,221                   $15,158         $12,510
12/31/2008             $13,100                   $15,379         $12,381
1/31/2009              $13,742                   $15,942         $12,435
2/28/2009              $13,944                   $16,025         $12,497
3/31/2009              $13,974                   $16,028         $12,527
4/30/2009              $14,286                   $16,349         $12,558
5/31/2009              $14,603                   $16,522         $12,595
6/30/2009              $14,596                   $16,367         $12,703
7/31/2009              $14,795                   $16,641         $12,683
8/31/2009              $15,128                   $16,925         $12,711
9/30/2009              $15,852                   $17,532         $12,719
10/31/2009             $15,592                   $17,164         $12,731
11/30/2009             $15,558                   $17,306         $12,740
12/31/2009             $15,591                   $17,365         $12,718
1/31/2010              $15,681                   $17,455         $12,761
2/28/2010              $15,817                   $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year    +12.45%
5-Year     +2.98%
10-Year    +4.69%


                               Annual Report | 57

ADVISOR CLASS (3/1/00-2/28/10)(8)

                              (PERFORMANCE GRAPH)

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS (8)   2/28/10
-----------------   -------
1-Year              +14.22%
5-Year               +3.55%
10-Year              +5.27%

              FRANKLIN MARYLAND TAX-FREE     BARCLAYS CAPITAL
   DATE      INCOME FUND - ADVISOR CLASS   MUNICIPAL BOND INDEX     CPI
----------   ---------------------------   --------------------   -------
3/1/2000               $10,000                    $10,000         $10,000
3/31/2000              $10,231                    $10,218         $10,082
4/30/2000              $10,201                    $10,158         $10,088
5/31/2000              $10,114                    $10,105         $10,100
6/30/2000              $10,368                    $10,373         $10,153
7/31/2000              $10,530                    $10,518         $10,177
8/31/2000              $10,710                    $10,680         $10,177
9/30/2000              $10,677                    $10,624         $10,230
10/31/2000             $10,781                    $10,740         $10,247
11/30/2000             $10,874                    $10,821         $10,253
12/31/2000             $11,116                    $11,089         $10,247
1/31/2001              $11,180                    $11,198         $10,312
2/28/2001              $11,244                    $11,234         $10,353
3/31/2001              $11,324                    $11,334         $10,377
4/30/2001              $11,231                    $11,212         $10,418
5/31/2001              $11,328                    $11,332         $10,465
6/30/2001              $11,423                    $11,408         $10,483
7/31/2001              $11,583                    $11,577         $10,453
8/31/2001              $11,761                    $11,768         $10,453
9/30/2001              $11,726                    $11,729         $10,501
10/31/2001             $11,866                    $11,868         $10,465
11/30/2001             $11,788                    $11,768         $10,448
12/31/2001             $11,681                    $11,657         $10,406
1/31/2002              $11,840                    $11,859         $10,430
2/28/2002              $11,968                    $12,002         $10,471
3/31/2002              $11,770                    $11,767         $10,530
4/30/2002              $11,952                    $11,997         $10,589
5/31/2002              $12,073                    $12,070         $10,589
6/30/2002              $12,173                    $12,197         $10,595
7/31/2002              $12,318                    $12,354         $10,607
8/31/2002              $12,439                    $12,503         $10,642
9/30/2002              $12,678                    $12,776         $10,660
10/31/2002             $12,471                    $12,565         $10,677
11/30/2002             $12,445                    $12,512         $10,677
12/31/2002             $12,677                    $12,776         $10,654
1/31/2003              $12,681                    $12,744         $10,701
2/28/2003              $12,825                    $12,922         $10,783
3/31/2003              $12,845                    $12,930         $10,848
4/30/2003              $12,947                    $13,015         $10,824
5/31/2003              $13,217                    $13,320         $10,807
6/30/2003              $13,176                    $13,263         $10,819
7/31/2003              $12,716                    $12,799         $10,830
8/31/2003              $12,831                    $12,895         $10,872
9/30/2003              $13,123                    $13,274         $10,907
10/31/2003             $13,064                    $13,207         $10,895
11/30/2003             $13,201                    $13,345         $10,866
12/31/2003             $13,317                    $13,455         $10,854
1/31/2004              $13,391                    $13,532         $10,907
2/29/2004              $13,584                    $13,736         $10,966
3/31/2004              $13,554                    $13,688         $11,037
4/30/2004              $13,262                    $13,364         $11,072
5/31/2004              $13,220                    $13,315         $11,137
6/30/2004              $13,256                    $13,364         $11,172
7/31/2004              $13,412                    $13,540         $11,154
8/31/2004              $13,635                    $13,811         $11,160
9/30/2004              $13,719                    $13,884         $11,184
10/31/2004             $13,827                    $14,004         $11,243
11/30/2004             $13,722                    $13,888         $11,249
12/31/2004             $13,891                    $14,058         $11,207
1/31/2005              $14,056                    $14,189         $11,231
2/28/2005              $14,035                    $14,142         $11,296
3/31/2005              $13,982                    $14,053         $11,384
4/30/2005              $14,185                    $14,274         $11,461
5/31/2005              $14,285                    $14,375         $11,449
6/30/2005              $14,363                    $14,464         $11,455
7/31/2005              $14,317                    $14,399         $11,508
8/31/2005              $14,451                    $14,544         $11,567
9/30/2005              $14,358                    $14,446         $11,708
10/31/2005             $14,298                    $14,359         $11,731
11/30/2005             $14,349                    $14,428         $11,637
12/31/2005             $14,477                    $14,552         $11,590
1/31/2006              $14,503                    $14,591         $11,678
2/28/2006              $14,611                    $14,689         $11,702
3/31/2006              $14,518                    $14,588         $11,767
4/30/2006              $14,518                    $14,583         $11,867
5/31/2006              $14,559                    $14,648         $11,926
6/30/2006              $14,499                    $14,592         $11,949
7/31/2006              $14,665                    $14,766         $11,985
8/31/2006              $14,870                    $14,985         $12,008
9/30/2006              $14,973                    $15,089         $11,949
10/31/2006             $15,079                    $15,184         $11,885
11/30/2006             $15,218                    $15,311         $11,867
12/31/2006             $15,168                    $15,257         $11,885
1/31/2007              $15,130                    $15,217         $11,921
2/28/2007              $15,336                    $15,418         $11,985
3/31/2007              $15,263                    $15,380         $12,094
4/30/2007              $15,302                    $15,426         $12,172
5/31/2007              $15,250                    $15,357         $12,247
6/30/2007              $15,159                    $15,278         $12,270
7/31/2007              $15,252                    $15,396         $12,267
8/31/2007              $15,093                    $15,330         $12,245
9/30/2007              $15,343                    $15,557         $12,279
10/31/2007             $15,410                    $15,626         $12,305
11/30/2007             $15,425                    $15,726         $12,378
12/31/2007             $15,358                    $15,769         $12,370
1/31/2008              $15,436                    $15,968         $12,431
2/29/2008              $14,600                    $15,237         $12,467
3/31/2008              $15,113                    $15,672         $12,575
4/30/2008              $15,399                    $15,856         $12,652
5/31/2008              $15,510                    $15,952         $12,758
6/30/2008              $15,275                    $15,771         $12,887
7/31/2008              $15,265                    $15,831         $12,954
8/31/2008              $15,390                    $16,017         $12,903
9/30/2008              $14,519                    $15,265         $12,885
10/31/2008             $14,109                    $15,110         $12,755
11/30/2008             $13,858                    $15,158         $12,510
12/31/2008             $13,735                    $15,379         $12,381
1/31/2009              $14,424                    $15,942         $12,435
2/28/2009              $14,631                    $16,025         $12,497
3/31/2009              $14,684                    $16,028         $12,527
4/30/2009              $15,009                    $16,349         $12,558
5/31/2009              $15,353                    $16,522         $12,595
6/30/2009              $15,352                    $16,367         $12,703
7/31/2009              $15,571                    $16,641         $12,683
8/31/2009              $15,934                    $16,925         $12,711
9/30/2009              $16,702                    $17,532         $12,719
10/31/2009             $16,419                    $17,164         $12,731
11/30/2009             $16,407                    $17,306         $12,740
12/31/2009             $16,451                    $17,365         $12,718
1/31/2010              $16,541                    $17,455         $12,761
2/28/2010              $16,710                    $17,624         $12,764

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Maryland state and local personal income tax rate of 41.14%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +8.83%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               58 | Annual Report

Your Fund's Expenses

FRANKLIN MARYLAND TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 59

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,048.20             $3.35
Hypothetical (5% return before expenses)         $1,000           $1,021.52             $3.31
CLASS C
Actual                                           $1,000           $1,045.60             $6.14
Hypothetical (5% return before expenses)         $1,000           $1,018.79             $6.06
ADVISOR CLASS
Actual                                           $1,000           $1,048.70             $2.84
Hypothetical (5% return before expenses)         $1,000           $1,022.02             $2.81

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               60 | Annual Report

Franklin Missouri Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund 2/28/10

                          % OF TOTAL
                           LONG-TERM
RATINGS                  INVESTMENTS**
-------                  -------------
AAA                          28.2%
AA                           28.5%
A                            15.1%
BBB                           9.7%
Below Investment Grade        0.8%
Not Rated by S&P             17.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 3.8%      1.4%
AA or Aa                   0.8%       --
A                          4.9%      1.5%
BBB or Baa                 1.7%      3.5%
Below Investment Grade      --       0.1%
                          ----       ---
Total                     11.2%      6.5%
                          ====       ===

We are pleased to bring you Franklin Missouri Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.28 on February 28, 2009, to $11.98 on February 28, 2010. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 133.


                               Annual Report | 61

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund

                             DIVIDEND PER SHARE
                 -----------------------------------------
MONTH              CLASS A      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ---------------
March 2009       4.31 cents   3.79 cents              --
April 2009       4.31 cents   3.79 cents              --
May 2009         4.31 cents   3.79 cents              --
June 2009        4.26 cents   3.74 cents              --
July 2009        4.26 cents   3.74 cents      2.80 cents
August 2008      4.26 cents   3.74 cents      4.35 cents
September 2009   4.26 cents   3.72 cents      4.40 cents
October 2009     4.26 cents   3.72 cents      4.40 cents
November 2009    4.26 cents   3.72 cents      4.40 cents
December 2009    4.26 cents   3.69 cents      4.32 cents
January 2010     4.26 cents   3.69 cents      4.32 cents
February 2010    4.26 cents   3.69 cents      4.32 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

Class A shares paid dividends totaling 51.18 cents per share for the same period.(2) The Performance Summary beginning on page 65 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.06% based on an annualization of the current 4.23 cent per share dividend and the maximum offering price of $12.51 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 6.64% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               62 | Annual Report

PORTFOLIO BREAKDOWN
Franklin Missouri Tax-Free Income Fund 2/28/10

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                  18.4%
Hospital & Health Care                     14.0%
Higher Education                           12.7%
Prerefunded                                11.7%
Tax-Supported                              10.3%
Subject to Government Appropriations        9.6%
Transportation                              7.1%
Other Revenue                               7.1%
General Obligation                          6.2%
Corporate-Backed                            1.8%
Housing                                     1.1%

*    Does not include short-term investments and other net assets.

STATE UPDATE

During the reporting period, Missouri's trade- and manufacturing-based economy reflected national trends as it weathered the recession. The state's unemployment rate gradually rose during the first half of the reporting period but then leveled off and held steady. At period-end, the local unemployment rate stood at 9.4%, which was close to the 9.7% national rate.(3) Reflecting national trends, the construction and mining and logging employment sectors shed the most jobs. The presence of two Federal Reserve banks in the state, however, helped stabilize the employment base, and consequently, the government sector experienced slight growth. Also, the education and health services sector grew.

In fiscal year 2009, Missouri experienced sharp revenue declines due to lower wages, lost income and job security fears associated with rising unemployment. The state's general revenue reserves decreased, but officials reduced expenditures through the use of federal assistance funds. Missouri ended that fiscal year with a fully funded, albeit reduced, budget reserve fund. The state's budget for fiscal year 2010 was based on projected increases in spending and revenue collections as well as the use of federal stimulus funds. Revenues declined however, and forced the governor to make substantial budget cuts that included state technology programs.

Missouri's net tax-supported debt was relatively low at $664 per capita and 1.9% of personal income, compared with the $739 and 2.1% national medians.(4) Independent credit rating agency Standard & Poor's (S&P) assigned Missouri's general obligation debt a rating of AAA with a stable outlook.(5) The rating and outlook reflected S&P's assessment that the state will continue to maintain its strong and diverse economic base, high reserve levels and strong financial management with the power to make midyear budgetary cuts as needed.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(5.) This does not indicate S&P's rating of the Fund.


                               Annual Report | 63

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               64 | Annual Report

Performance Summary as of 2/28/10

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRMOX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.70    $11.98    $11.28
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.5118

CLASS C (SYMBOL: FMOIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.72    $12.07    $11.35
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4473

ADVISOR CLASS (SYMBOL: FRMZX)              CHANGE   2/28/10    7/1/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.50    $11.98    $11.48
DISTRIBUTIONS (7/2/09-2/28/10)
Dividend Income                  $0.3393


                               Annual Report | 65

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.93%  +20.70%   +71.21%
Average Annual Total Return(2)                       +6.22%   +2.93%    +5.07%
Avg. Ann. Total Return (3/31/10)(3)                  +6.09%   +3.04%    +4.81%
   Distribution Rate(4)                      4.06%
   Taxable Equivalent Distribution Rate(5)   6.64%
   30-Day Standardized Yield(6)              3.37%
   Taxable Equivalent Yield(5)               5.52%
   Total Annual Operating Expenses(7)        0.65%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.44%  +17.49%   +62.31%
Average Annual Total Return(2)                       +9.44%   +3.28%    +4.96%
Avg. Ann. Total Return (3/31/10)(3)                  +9.32%   +3.38%    +4.71%
   Distribution Rate(4)                      3.62%
   Taxable Equivalent Distribution Rate(5)   5.92%
   30-Day Standardized Yield(6)              2.97%
   Taxable Equivalent Yield(5)               4.86%
   Total Annual Operating Expenses(7)        1.20%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +10.98%  +20.75%   +71.29%
Average Annual Total Return(2)                      +10.98%   +3.84%    +5.53%
Avg. Ann. Total Return (3/31/10)(3)                 +10.87%   +3.95%    +5.27%
   Distribution Rate(4)                      4.32%
   Taxable Equivalent Distribution Rate(5)   7.07%
   30-Day Standardized Yield(6)              3.63%
   Taxable Equivalent Yield(5)               5.94%
   Total Annual Operating Expenses(7)        0.55%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               66 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/00-2/28/10)

                              (PERFORMANCE GRAPH)

                FRANKLIN MISSOURI   BARCLAYS CAPITAL
                 TAX-FREE INCOME     MUNICIPAL BOND
    DATE          FUND - CLASS A          INDEX          CPI
-------------   -----------------   ----------------   -------
  3/1/2000            $ 9,575            $10,000       $10,000
 3/31/2000            $ 9,817            $10,218       $10,082
 4/30/2000            $ 9,758            $10,158       $10,088
 5/31/2000            $ 9,689            $10,105       $10,100
 6/30/2000            $ 9,952            $10,373       $10,153
 7/31/2000            $10,095            $10,518       $10,177
 8/31/2000            $10,273            $10,680       $10,177
 9/30/2000            $10,209            $10,624       $10,230
10/31/2000            $10,316            $10,740       $10,247
11/30/2000            $10,405            $10,821       $10,253
12/31/2000            $10,667            $11,089       $10,247
 1/31/2001            $10,729            $11,198       $10,312
 2/28/2001            $10,772            $11,234       $10,353
 3/31/2001            $10,857            $11,334       $10,377
 4/30/2001            $10,755            $11,212       $10,418
 5/31/2001            $10,856            $11,332       $10,465
 6/30/2001            $10,939            $11,408       $10,483
 7/31/2001            $11,117            $11,577       $10,453
 8/31/2001            $11,350            $11,768       $10,453
 9/30/2001            $11,292            $11,729       $10,501
10/31/2001            $11,443            $11,868       $10,465
11/30/2001            $11,345            $11,768       $10,448
12/31/2001            $11,201            $11,657       $10,406
 1/31/2002            $11,418            $11,859       $10,430
 2/28/2002            $11,540            $12,002       $10,471
 3/31/2002            $11,312            $11,767       $10,530
 4/30/2002            $11,503            $11,997       $10,589
 5/31/2002            $11,570            $12,070       $10,589
 6/30/2002            $11,684            $12,197       $10,595
 7/31/2002            $11,841            $12,354       $10,607
 8/31/2002            $11,966            $12,503       $10,642
 9/30/2002            $12,228            $12,776       $10,660
10/31/2002            $12,009            $12,565       $10,677
11/30/2002            $11,976            $12,512       $10,677
12/31/2002            $12,194            $12,776       $10,654
 1/31/2003            $12,181            $12,744       $10,701
 2/28/2003            $12,337            $12,922       $10,783
 3/31/2003            $12,346            $12,930       $10,848
 4/30/2003            $12,443            $13,015       $10,824
 5/31/2003            $12,736            $13,320       $10,807
 6/30/2003            $12,680            $13,263       $10,819
 7/31/2003            $12,195            $12,799       $10,830
 8/31/2003            $12,314            $12,895       $10,872
 9/30/2003            $12,627            $13,274       $10,907
10/31/2003            $12,565            $13,207       $10,895
11/30/2003            $12,714            $13,345       $10,866
12/31/2003            $12,834            $13,455       $10,854
 1/31/2004            $12,915            $13,532       $10,907
 2/29/2004            $13,127            $13,736       $10,966
 3/31/2004            $13,080            $13,688       $11,037
 4/30/2004            $12,747            $13,364       $11,072
 5/31/2004            $12,700            $13,315       $11,137
 6/30/2004            $12,725            $13,364       $11,172
 7/31/2004            $12,914            $13,540       $11,154
 8/31/2004            $13,144            $13,811       $11,160
 9/30/2004            $13,224            $13,884       $11,184
10/31/2004            $13,359            $14,004       $11,243
11/30/2004            $13,242            $13,888       $11,249
12/31/2004            $13,434            $14,058       $11,207
 1/31/2005            $13,611            $14,189       $11,231
 2/28/2005            $13,582            $14,142       $11,296
 3/31/2005            $13,525            $14,053       $11,384
 4/30/2005            $13,738            $14,274       $11,461
 5/31/2005            $13,845            $14,375       $11,449
 6/30/2005            $13,920            $14,464       $11,455
 7/31/2005            $13,914            $14,399       $11,508
 8/31/2005            $14,053            $14,544       $11,567
 9/30/2005            $13,923            $14,446       $11,708
10/31/2005            $13,814            $14,359       $11,731
11/30/2005            $13,863            $14,428       $11,637
12/31/2005            $14,019            $14,552       $11,590
 1/31/2006            $14,034            $14,591       $11,678
 2/28/2006            $14,170            $14,689       $11,702
 3/31/2006            $14,064            $14,588       $11,767
 4/30/2006            $14,055            $14,583       $11,867
 5/31/2006            $14,084            $14,648       $11,926
 6/30/2006            $14,030            $14,592       $11,949
 7/31/2006            $14,197            $14,766       $11,985
 8/31/2006            $14,412            $14,985       $12,008
 9/30/2006            $14,509            $15,089       $11,949
10/31/2006            $14,609            $15,184       $11,885
11/30/2006            $14,753            $15,311       $11,867
12/31/2006            $14,696            $15,257       $11,885
 1/31/2007            $14,653            $15,217       $11,921
 2/28/2007            $14,857            $15,418       $11,985
 3/31/2007            $14,793            $15,380       $12,094
 4/30/2007            $14,843            $15,426       $12,172
 5/31/2007            $14,775            $15,357       $12,247
 6/30/2007            $14,693            $15,278       $12,270
 7/31/2007            $14,806            $15,396       $12,267
 8/31/2007            $14,662            $15,330       $12,245
 9/30/2007            $14,896            $15,557       $12,279
10/31/2007            $14,962            $15,626       $12,305
11/30/2007            $15,028            $15,726       $12,378
12/31/2007            $15,030            $15,769       $12,370
 1/31/2008            $15,119            $15,968       $12,431
 2/29/2008            $14,433            $15,237       $12,467
 3/31/2008            $14,849            $15,672       $12,575
 4/30/2008            $15,093            $15,856       $12,652
 5/31/2008            $15,199            $15,952       $12,758
 6/30/2008            $15,010            $15,771       $12,887
 7/31/2008            $15,004            $15,831       $12,954
 8/31/2008            $15,135            $16,017       $12,903
 9/30/2008            $14,253            $15,265       $12,885
10/31/2008            $14,134            $15,110       $12,755
11/30/2008            $14,045            $15,158       $12,510
12/31/2008            $14,283            $15,379       $12,381
 1/31/2009            $14,638            $15,942       $12,435
 2/28/2009            $14,780            $16,025       $12,497
 3/31/2009            $14,805            $16,028       $12,527
 4/30/2009            $15,109            $16,349       $12,558
 5/31/2009            $15,337            $16,522       $12,595
 6/30/2009            $15,272            $16,367       $12,703
 7/31/2009            $15,438            $16,641       $12,683
 8/31/2009            $15,695            $16,925       $12,711
 9/30/2009            $16,299            $17,532       $12,719
10/31/2009            $16,010            $17,164       $12,731
11/30/2009            $16,093            $17,306       $12,740
12/31/2009            $16,204            $17,365       $12,718
 1/31/2010            $16,276            $17,455       $12,761
 2/28/2010            $16,392            $17,624       $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +6.22%
5-Year     +2.93%
10-Year    +5.07%

CLASS C (3/1/00-2/28/10)

                              (PERFORMANCE GRAPH)

                FRANKLIN MISSOURI   BARCLAYS CAPITAL
                 TAX-FREE INCOME     MUNICIPAL BOND
    DATE         FUND - CLASS C           INDEX          CPI
-------------   -----------------   ----------------   -------
 3/1/2000             $10,000            $10,000       $10,000
 3/31/2000            $10,247            $10,218       $10,082
 4/30/2000            $10,181            $10,158       $10,088
 5/31/2000            $10,114            $10,105       $10,100
 6/30/2000            $10,373            $10,373       $10,153
 7/31/2000            $10,526            $10,518       $10,177
 8/31/2000            $10,697            $10,680       $10,177
 9/30/2000            $10,635            $10,624       $10,230
10/31/2000            $10,742            $10,740       $10,247
11/30/2000            $10,829            $10,821       $10,253
12/31/2000            $11,095            $11,089       $10,247
 1/31/2001            $11,154            $11,198       $10,312
 2/28/2001            $11,194            $11,234       $10,353
 3/31/2001            $11,286            $11,334       $10,377
 4/30/2001            $11,166            $11,212       $10,418
 5/31/2001            $11,265            $11,332       $10,465
 6/30/2001            $11,345            $11,408       $10,483
 7/31/2001            $11,525            $11,577       $10,453
 8/31/2001            $11,760            $11,768       $10,453
 9/30/2001            $11,705            $11,729       $10,501
10/31/2001            $11,855            $11,868       $10,465
11/30/2001            $11,749            $11,768       $10,448
12/31/2001            $11,595            $11,657       $10,406
 1/31/2002            $11,803            $11,859       $10,430
 2/28/2002            $11,933            $12,002       $10,471
 3/31/2002            $11,692            $11,767       $10,530
 4/30/2002            $11,883            $11,997       $10,589
 5/31/2002            $11,946            $12,070       $10,589
 6/30/2002            $12,059            $12,197       $10,595
 7/31/2002            $12,214            $12,354       $10,607
 8/31/2002            $12,337            $12,503       $10,642
 9/30/2002            $12,601            $12,776       $10,660
10/31/2002            $12,371            $12,565       $10,677
11/30/2002            $12,332            $12,512       $10,677
12/31/2002            $12,549            $12,776       $10,654
 1/31/2003            $12,530            $12,744       $10,701
 2/28/2003            $12,685            $12,922       $10,783
 3/31/2003            $12,689            $12,930       $10,848
 4/30/2003            $12,782            $13,015       $10,824
 5/31/2003            $13,076            $13,320       $10,807
 6/30/2003            $13,024            $13,263       $10,819
 7/31/2003            $12,512            $12,799       $10,830
 8/31/2003            $12,627            $12,895       $10,872
 9/30/2003            $12,940            $13,274       $10,907
10/31/2003            $12,879            $13,207       $10,895
11/30/2003            $13,025            $13,345       $10,866
12/31/2003            $13,131            $13,455       $10,854
 1/31/2004            $13,217            $13,532       $10,907
 2/29/2004            $13,417            $13,736       $10,966
 3/31/2004            $13,374            $13,688       $11,037
 4/30/2004            $13,029            $13,364       $11,072
 5/31/2004            $12,975            $13,315       $11,137
 6/30/2004            $12,995            $13,364       $11,172
 7/31/2004            $13,169            $13,540       $11,154
 8/31/2004            $13,408            $13,811       $11,160
 9/30/2004            $13,483            $13,884       $11,184
10/31/2004            $13,614            $14,004       $11,243
11/30/2004            $13,489            $13,888       $11,249
12/31/2004            $13,677            $14,058       $11,207
 1/31/2005            $13,850            $14,189       $11,231
 2/28/2005            $13,814            $14,142       $11,296
 3/31/2005            $13,750            $14,053       $11,384
 4/30/2005            $13,959            $14,274       $11,461
 5/31/2005            $14,071            $14,375       $11,449
 6/30/2005            $14,129            $14,464       $11,455
 7/31/2005            $14,117            $14,399       $11,508
 8/31/2005            $14,250            $14,544       $11,567
 9/30/2005            $14,113            $14,446       $11,708
10/31/2005            $14,008            $14,359       $11,731
11/30/2005            $14,040            $14,428       $11,637
12/31/2005            $14,190            $14,552       $11,590
 1/31/2006            $14,199            $14,591       $11,678
 2/28/2006            $14,342            $14,689       $11,702
 3/31/2006            $14,217            $14,588       $11,767
 4/30/2006            $14,202            $14,583       $11,867
 5/31/2006            $14,223            $14,648       $11,926
 6/30/2006            $14,163            $14,592       $11,949
 7/31/2006            $14,324            $14,766       $11,985
 8/31/2006            $14,533            $14,985       $12,008
 9/30/2006            $14,636            $15,089       $11,949
10/31/2006            $14,729            $15,184       $11,885
11/30/2006            $14,867            $15,311       $11,867
12/31/2006            $14,792            $15,257       $11,885
 1/31/2007            $14,753            $15,217       $11,921
 2/28/2007            $14,952            $15,418       $11,985
 3/31/2007            $14,880            $15,380       $12,094
 4/30/2007            $14,911            $15,426       $12,172
 5/31/2007            $14,835            $15,357       $12,247
 6/30/2007            $14,759            $15,278       $12,270
 7/31/2007            $14,865            $15,396       $12,267
 8/31/2007            $14,714            $15,330       $12,245
 9/30/2007            $14,929            $15,557       $12,279
10/31/2007            $15,000            $15,626       $12,305
11/30/2007            $15,058            $15,726       $12,378
12/31/2007            $15,054            $15,769       $12,370
 1/31/2008            $15,124            $15,968       $12,431
 2/29/2008            $14,435            $15,237       $12,467
 3/31/2008            $14,855            $15,672       $12,575
 4/30/2008            $15,077            $15,856       $12,652
 5/31/2008            $15,187            $15,952       $12,758
 6/30/2008            $14,993            $15,771       $12,887
 7/31/2008            $14,980            $15,831       $12,954
 8/31/2008            $15,103            $16,017       $12,903
 9/30/2008            $14,210            $15,265       $12,885
10/31/2008            $14,084            $15,110       $12,755
11/30/2008            $14,002            $15,158       $12,510
12/31/2008            $14,219            $15,379       $12,381
 1/31/2009            $14,564            $15,942       $12,435
 2/28/2009            $14,698            $16,025       $12,497
 3/31/2009            $14,716            $16,028       $12,527
 4/30/2009            $15,022            $16,349       $12,558
 5/31/2009            $15,241            $16,522       $12,595
 6/30/2009            $15,170            $16,367       $12,703
 7/31/2009            $15,326            $16,641       $12,683
 8/31/2009            $15,573            $16,925       $12,711
 9/30/2009            $16,175            $17,532       $12,719
10/31/2009            $15,882            $17,164       $12,731
11/30/2009            $15,944            $17,306       $12,740
12/31/2009            $16,059            $17,365       $12,718
 1/31/2010            $16,109            $17,455       $12,761
 2/28/2010            $16,231            $17,624       $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +9.44%
5-Year     +3.28%
10-Year    +4.96%


                               Annual Report | 67

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +10.98%
5-Year              +3.84%
10-Year             +5.53%

ADVISOR CLASS (3/1/00-2/28/10)(8)

                              (PERFORMANCE GRAPH)

                 FRANKLIN MISSOURI     BARCLAYS CAPITAL
                  TAX-FREE INCOME       MUNICIPAL BOND
    DATE        FUND - ADVISOR CLASS         INDEX          CPI
-------------   --------------------   ----------------   -------
 3/1/2000              $10,000              $10,000       $10,000
 3/31/2000             $10,253              $10,218       $10,082
 4/30/2000             $10,191              $10,158       $10,088
 5/31/2000             $10,119              $10,105       $10,100
 6/30/2000             $10,394              $10,373       $10,153
 7/31/2000             $10,543              $10,518       $10,177
 8/31/2000             $10,729              $10,680       $10,177
 9/30/2000             $10,662              $10,624       $10,230
10/31/2000             $10,774              $10,740       $10,247
11/30/2000             $10,867              $10,821       $10,253
12/31/2000             $11,140              $11,089       $10,247
 1/31/2001             $11,205              $11,198       $10,312
 2/28/2001             $11,250              $11,234       $10,353
 3/31/2001             $11,339              $11,334       $10,377
 4/30/2001             $11,233              $11,212       $10,418
 5/31/2001             $11,338              $11,332       $10,465
 6/30/2001             $11,424              $11,408       $10,483
 7/31/2001             $11,611              $11,577       $10,453
 8/31/2001             $11,854              $11,768       $10,453
 9/30/2001             $11,793              $11,729       $10,501
10/31/2001             $11,951              $11,868       $10,465
11/30/2001             $11,849              $11,768       $10,448
12/31/2001             $11,699              $11,657       $10,406
 1/31/2002             $11,925              $11,859       $10,430
 2/28/2002             $12,052              $12,002       $10,471
 3/31/2002             $11,814              $11,767       $10,530
 4/30/2002             $12,013              $11,997       $10,589
 5/31/2002             $12,083              $12,070       $10,589
 6/30/2002             $12,203              $12,197       $10,595
 7/31/2002             $12,366              $12,354       $10,607
 8/31/2002             $12,497              $12,503       $10,642
 9/30/2002             $12,770              $12,776       $10,660
10/31/2002             $12,542              $12,565       $10,677
11/30/2002             $12,508              $12,512       $10,677
12/31/2002             $12,735              $12,776       $10,654
 1/31/2003             $12,721              $12,744       $10,701
 2/28/2003             $12,884              $12,922       $10,783
 3/31/2003             $12,894              $12,930       $10,848
 4/30/2003             $12,995              $13,015       $10,824
 5/31/2003             $13,302              $13,320       $10,807
 6/30/2003             $13,243              $13,263       $10,819
 7/31/2003             $12,736              $12,799       $10,830
 8/31/2003             $12,860              $12,895       $10,872
 9/30/2003             $13,188              $13,274       $10,907
10/31/2003             $13,123              $13,207       $10,895
11/30/2003             $13,279              $13,345       $10,866
12/31/2003             $13,404              $13,455       $10,854
 1/31/2004             $13,488              $13,532       $10,907
 2/29/2004             $13,710              $13,736       $10,966
 3/31/2004             $13,660              $13,688       $11,037
 4/30/2004             $13,313              $13,364       $11,072
 5/31/2004             $13,263              $13,315       $11,137
 6/30/2004             $13,289              $13,364       $11,172
 7/31/2004             $13,487              $13,540       $11,154
 8/31/2004             $13,728              $13,811       $11,160
 9/30/2004             $13,811              $13,884       $11,184
10/31/2004             $13,952              $14,004       $11,243
11/30/2004             $13,830              $13,888       $11,249
12/31/2004             $14,030              $14,058       $11,207
 1/31/2005             $14,215              $14,189       $11,231
 2/28/2005             $14,185              $14,142       $11,296
 3/31/2005             $14,126              $14,053       $11,384
 4/30/2005             $14,348              $14,274       $11,461
 5/31/2005             $14,459              $14,375       $11,449
 6/30/2005             $14,538              $14,464       $11,455
 7/31/2005             $14,532              $14,399       $11,508
 8/31/2005             $14,677              $14,544       $11,567
 9/30/2005             $14,542              $14,446       $11,708
10/31/2005             $14,427              $14,359       $11,731
11/30/2005             $14,479              $14,428       $11,637
12/31/2005             $14,641              $14,552       $11,590
 1/31/2006             $14,656              $14,591       $11,678
 2/28/2006             $14,799              $14,689       $11,702
 3/31/2006             $14,688              $14,588       $11,767
 4/30/2006             $14,679              $14,583       $11,867
 5/31/2006             $14,709              $14,648       $11,926
 6/30/2006             $14,653              $14,592       $11,949
 7/31/2006             $14,827              $14,766       $11,985
 8/31/2006             $15,052              $14,985       $12,008
 9/30/2006             $15,153              $15,089       $11,949
10/31/2006             $15,258              $15,184       $11,885
11/30/2006             $15,407              $15,311       $11,867
12/31/2006             $15,349              $15,257       $11,885
 1/31/2007             $15,303              $15,217       $11,921
 2/28/2007             $15,517              $15,418       $11,985
 3/31/2007             $15,450              $15,380       $12,094
 4/30/2007             $15,502              $15,426       $12,172
 5/31/2007             $15,430              $15,357       $12,247
 6/30/2007             $15,345              $15,278       $12,270
 7/31/2007             $15,463              $15,396       $12,267
 8/31/2007             $15,313              $15,330       $12,245
 9/30/2007             $15,558              $15,557       $12,279
10/31/2007             $15,626              $15,626       $12,305
11/30/2007             $15,695              $15,726       $12,378
12/31/2007             $15,697              $15,769       $12,370
 1/31/2008             $15,790              $15,968       $12,431
 2/29/2008             $15,074              $15,237       $12,467
 3/31/2008             $15,508              $15,672       $12,575
 4/30/2008             $15,763              $15,856       $12,652
 5/31/2008             $15,873              $15,952       $12,758
 6/30/2008             $15,676              $15,771       $12,887
 7/31/2008             $15,670              $15,831       $12,954
 8/31/2008             $15,807              $16,017       $12,903
 9/30/2008             $14,886              $15,265       $12,885
10/31/2008             $14,761              $15,110       $12,755
11/30/2008             $14,668              $15,158       $12,510
12/31/2008             $14,917              $15,379       $12,381
 1/31/2009             $15,288              $15,942       $12,435
 2/28/2009             $15,436              $16,025       $12,497
 3/31/2009             $15,462              $16,028       $12,527
 4/30/2009             $15,779              $16,349       $12,558
 5/31/2009             $16,018              $16,522       $12,595
 6/30/2009             $15,950              $16,367       $12,703
 7/31/2009             $16,122              $16,641       $12,683
 8/31/2009             $16,391              $16,925       $12,711
 9/30/2009             $17,024              $17,532       $12,719
10/31/2009             $16,724              $17,164       $12,731
11/30/2009             $16,813              $17,306       $12,740
12/31/2009             $16,930              $17,365       $12,718
 1/31/2010             $17,006              $17,455       $12,761
 2/28/2010             $17,129              $17,624       $12,764

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +7.37%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               68 | Annual Report

Your Fund's Expenses

FRANKLIN MISSOURI TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 69

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,044.50              $3.30
Hypothetical (5% return before expenses)         $1,000           $1,021.57              $3.26
CLASS C
Actual                                           $1,000           $1,042.30              $6.08
Hypothetical (5% return before expenses)         $1,000           $1,018.84              $6.01
ADVISOR CLASS
Actual                                           $1,000           $1,045.00              $2.79
Hypothetical (5% return before expenses)         $1,000           $1,022.07              $2.76

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               70 | Annual Report

Franklin North Carolina Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                  (PIE CHART)

AAA ...............   29.7%
AA ................   27.3%
A .................   26.2%
BBB ...............    9.6%
Not Rated by S&P ..    7.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                   --      0.3%
AA or Aa                   4.0%      0.1%
A                          1.2%      0.2%
BBB or Baa                 0.7%      0.6%
Below Investment Grade     0.1%       --
                           ---       ---
Total                      6.0%      1.2%
                           ===       ===

We are pleased to bring you Franklin North Carolina Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 142.


                               Annual Report | 71

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund


                             DIVIDEND PER SHARE
                 -----------------------------------------
MONTH              CLASS A      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ---------------
March 2009       4.19 cents   3.68 cents              --
April 2009       4.19 cents   3.68 cents              --
May 2009         4.19 cents   3.68 cents              --
June 2009        4.22 cents   3.67 cents              --
July 2009        4.22 cents   3.67 cents      2.78 cents
August 2009      4.22 cents   3.67 cents      4.31 cents
September 2009   4.22 cents   3.67 cents      4.32 cents
October 2009     4.22 cents   3.67 cents      4.32 cents
November 2009    4.22 cents   3.67 cents      4.32 cents
December 2009    4.22 cents   3.63 cents      4.32 cents
January 2010     4.22 cents   3.63 cents      4.32 cents
February 2010    4.22 cents   3.63 cents      4.32 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.37 on February 28, 2009, to $12.15 on February 28, 2010. The Fund's Class A shares paid dividends totaling 50.48 cents per share for the same period.(2) The Performance Summary beginning on page 74 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.99% based on an annualization of the current 4.22 cent per share dividend and the maximum offering price of $12.69 on February 28, 2010. An investor in the 2010 maximum combined effective federal and North Carolina personal income tax bracket of 40.04% would need to earn a distribution rate of 6.65% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               72 | Annual Report

PORTFOLIO BREAKDOWN
Franklin North Carolina Tax-Free Income Fund 2/28/10

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                  20.3%
Hospital & Health Care                     19.4%
Subject to Government Appropriations       13.9%
Higher Education                           11.6%
Transportation                             10.4%
Prerefunded                                 7.6%
Tax-Supported                               7.0%
General Obligation                          6.2%
Housing                                     1.6%
Other Revenue                               1.2%
Corporate-Backed                            0.8%

*    Does not include short-term investments and other net assets.

STATE UPDATE

During the reporting period, North Carolina's economy continued to feel the impact of the national recession. The state's unemployment rate steadily climbed to 11.2% at period-end, which was higher than the national 9.7% rate and its highest level in decades.(3) Following national trends, the construction and manufacturing employment sectors sustained heavy job losses. The government sector and education and health services sector, however, modestly grew.

North Carolina's fiscal year 2009 revenue collections were weak as income, sales and corporate taxes came in below budgeted levels. State officials responded by issuing budget cuts, transferring funds and using federal recovery funds. Revenue collections continued to deteriorate and impacted the governor's biennial budget for fiscal years 2010 and 2011. The governor proposed closing the budget gaps through the use of additional budget cuts, federal stimulus funds and tax increases on alcohol and tobacco products.

North Carolina's net tax-supported debt was moderate at $730 per capita and 2.1% of personal income, compared with the $739 and 2.1% national medians.(4) Independent credit rating agency Standard & Poor's (S&P) assigned North Carolina's general obligation debt a rating of AAA with a stable outlook.(5) The rating and outlook reflected the state's history of prudent fiscal management and moderate debt burden as well as S&P's assessment that despite the economic slowdown, the basic underpinnings of the state's economy still remained.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(5.) This does not indicate S&P's rating of the Fund.


                               Annual Report | 73

Performance Summary as of 2/28/10

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FXNCX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.78    $12.15    $11.37
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.5048

CLASS C (SYMBOL: FNCIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.81    $12.30    $11.49
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4388

ADVISOR CLASS (SYMBOL: FNCZX)              CHANGE   2/28/10    7/1/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.51    $12.15    $11.64
DISTRIBUTIONS (7/2/09-2/28/10)
Dividend Income                  $0.3363


                               74 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +11.47%  +21.34%   +72.40%
Average Annual Total Return(2)                       +6.78%   +3.04%    +5.14%
Avg. Ann. Total Return (3/31/10)(3)                  +6.84%   +3.22%    +4.92%
   Distribution Rate(4)                      3.99%
   Taxable Equivalent Distribution Rate(5)   6.65%
   30-Day Standardized Yield(6)              3.51%
   Taxable Equivalent Yield(5)               5.85%
   Total Annual Operating Expenses(7)        0.64%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +11.01%  +18.20%   +63.29%
Average Annual Total Return(2)                      +10.01%   +3.40%    +5.03%
Avg. Ann. Total Return (3/31/10)(3)                  +9.89%   +3.53%    +4.80%
   Distribution Rate(4)                      3.54%
   Taxable Equivalent Distribution Rate(5)   5.90%
   30-Day Standardized Yield(6)              3.12%
   Taxable Equivalent Yield(5)               5.20%
   Total Annual Operating Expenses(7)        1.19%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +11.53%  +21.40%   +72.48%
Average Annual Total Return(2)                      +11.53%   +3.95%    +5.60%
Avg. Ann. Total Return (3/31/10)(3)                 +11.51%   +4.11%    +5.38%
   Distribution Rate(4)                      4.27%
   Taxable Equivalent Distribution Rate(5)   7.12%
   30-Day Standardized Yield(6)              3.77%
   Taxable Equivalent Yield(5)               6.29%
   Total Annual Operating Expenses(7)        0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 75

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +6.78%
5-Year     +3.04%
10-Year    +5.14%

CLASS A (3/1/00-2/28/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN NORTH
                CAROLINA       BARCLAYS
                TAX-FREE        CAPITAL
                 INCOME        MUNICIPAL
   DATE      FUND - CLASS A   BOND INDEX     CPI
----------   --------------   ----------   -------
  3/1/2000       $ 9,575        $10,000    $10,000
 3/31/2000       $ 9,807        $10,218    $10,082
 4/30/2000       $ 9,748        $10,158    $10,088
 5/31/2000       $ 9,697        $10,105    $10,100
 6/30/2000       $ 9,941        $10,373    $10,153
 7/31/2000       $10,093        $10,518    $10,177
 8/31/2000       $10,244        $10,680    $10,177
 9/30/2000       $10,188        $10,624    $10,230
10/31/2000       $10,305        $10,740    $10,247
11/30/2000       $10,394        $10,821    $10,253
12/31/2000       $10,646        $11,089    $10,247
 1/31/2001       $10,717        $11,198    $10,312
 2/28/2001       $10,761        $11,234    $10,353
 3/31/2001       $10,847        $11,334    $10,377
 4/30/2001       $10,718        $11,212    $10,418
 5/31/2001       $10,819        $11,332    $10,465
 6/30/2001       $10,912        $11,408    $10,483
 7/31/2001       $11,118        $11,577    $10,453
 8/31/2001       $11,286        $11,768    $10,453
 9/30/2001       $11,229        $11,729    $10,501
10/31/2001       $11,371        $11,868    $10,465
11/30/2001       $11,292        $11,768    $10,448
12/31/2001       $11,167        $11,657    $10,406
 1/31/2002       $11,345        $11,859    $10,430
 2/28/2002       $11,485        $12,002    $10,471
 3/31/2002       $11,275        $11,767    $10,530
 4/30/2002       $11,475        $11,997    $10,589
 5/31/2002       $11,530        $12,070    $10,589
 6/30/2002       $11,633        $12,197    $10,595
 7/31/2002       $11,778        $12,354    $10,607
 8/31/2002       $11,921        $12,503    $10,642
 9/30/2002       $12,191        $12,776    $10,660
10/31/2002       $11,992        $12,565    $10,677
11/30/2002       $11,958        $12,512    $10,677
12/31/2002       $12,204        $12,776    $10,654
 1/31/2003       $12,171        $12,744    $10,701
 2/28/2003       $12,316        $12,922    $10,783
 3/31/2003       $12,315        $12,930    $10,848
 4/30/2003       $12,381        $13,015    $10,824
 5/31/2003       $12,673        $13,320    $10,807
 6/30/2003       $12,637        $13,263    $10,819
 7/31/2003       $12,194        $12,799    $10,830
 8/31/2003       $12,291        $12,895    $10,872
 9/30/2003       $12,604        $13,274    $10,907
10/31/2003       $12,551        $13,207    $10,895
11/30/2003       $12,699        $13,345    $10,866
12/31/2003       $12,809        $13,455    $10,854
 1/31/2004       $12,889        $13,532    $10,907
 2/29/2004       $13,070        $13,736    $10,966
 3/31/2004       $13,065        $13,688    $11,037
 4/30/2004       $12,766        $13,364    $11,072
 5/31/2004       $12,719        $13,315    $11,137
 6/30/2004       $12,777        $13,364    $11,172
 7/31/2004       $12,955        $13,540    $11,154
 8/31/2004       $13,175        $13,811    $11,160
 9/30/2004       $13,255        $13,884    $11,184
10/31/2004       $13,380        $14,004    $11,243
11/30/2004       $13,275        $13,888    $11,249
12/31/2004       $13,444        $14,058    $11,207
 1/31/2005       $13,621        $14,189    $11,231
 2/28/2005       $13,603        $14,142    $11,296
 3/31/2005       $13,536        $14,053    $11,384
 4/30/2005       $13,726        $14,274    $11,461
 5/31/2005       $13,821        $14,375    $11,449
 6/30/2005       $13,895        $14,464    $11,455
 7/31/2005       $13,856        $14,399    $11,508
 8/31/2005       $13,972        $14,544    $11,567
 9/30/2005       $13,887        $14,446    $11,708
10/31/2005       $13,823        $14,359    $11,731
11/30/2005       $13,871        $14,428    $11,637
12/31/2005       $13,991        $14,552    $11,590
 1/31/2006       $14,016        $14,591    $11,678
 2/28/2006       $14,129        $14,689    $11,702
 3/31/2006       $14,045        $14,588    $11,767
 4/30/2006       $14,048        $14,583    $11,867
 5/31/2006       $14,087        $14,648    $11,926
 6/30/2006       $14,033        $14,592    $11,949
 7/31/2006       $14,188        $14,766    $11,985
 8/31/2006       $14,390        $14,985    $12,008
 9/30/2006       $14,486        $15,089    $11,949
10/31/2006       $14,586        $15,184    $11,885
11/30/2006       $14,728        $15,311    $11,867
12/31/2006       $14,672        $15,257    $11,885
 1/31/2007       $14,628        $15,217    $11,921
 2/28/2007       $14,820        $15,418    $11,985
 3/31/2007       $14,755        $15,380    $12,094
 4/30/2007       $14,803        $15,426    $12,172
 5/31/2007       $14,746        $15,357    $12,247
 6/30/2007       $14,663        $15,278    $12,270
 7/31/2007       $14,750        $15,396    $12,267
 8/31/2007       $14,617        $15,330    $12,245
 9/30/2007       $14,837        $15,557    $12,279
10/31/2007       $14,913        $15,626    $12,305
11/30/2007       $14,965        $15,726    $12,378
12/31/2007       $14,978        $15,769    $12,370
 1/31/2008       $15,065        $15,968    $12,431
 2/29/2008       $14,293        $15,237    $12,467
 3/31/2008       $14,743        $15,672    $12,575
 4/30/2008       $15,022        $15,856    $12,652
 5/31/2008       $15,138        $15,952    $12,758
 6/30/2008       $14,961        $15,771    $12,887
 7/31/2008       $14,966        $15,831    $12,954
 8/31/2008       $15,108        $16,017    $12,903
 9/30/2008       $14,165        $15,265    $12,885
10/31/2008       $13,993        $15,110    $12,755
11/30/2008       $13,761        $15,158    $12,510
12/31/2008       $13,983        $15,379    $12,381
 1/31/2009       $14,424        $15,942    $12,435
 2/28/2009       $14,810        $16,025    $12,497
 3/31/2009       $14,847        $16,028    $12,527
 4/30/2009       $15,277        $16,349    $12,558
 5/31/2009       $15,477        $16,522    $12,595
 6/30/2009       $15,386        $16,367    $12,703
 7/31/2009       $15,550        $16,641    $12,683
 8/31/2009       $15,884        $16,925    $12,711
 9/30/2009       $16,484        $17,532    $12,719
10/31/2009       $16,209        $17,164    $12,731
11/30/2009       $16,225        $17,306    $12,740
12/31/2009       $16,361        $17,365    $12,718
 1/31/2010       $16,392        $17,455    $12,761
 2/28/2010       $16,507        $17,624    $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +10.01%
5-Year      +3.40%
10-Year     +5.03%

CLASS C (3/1/00-2/28/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN NORTH
                CAROLINA       BARCLAYS
                TAX-FREE        CAPITAL
                 INCOME        MUNICIPAL
   DATE      FUND - CLASS C   BOND INDEX     CPI
----------   --------------   ----------   -------
  3/1/2000       $10,000        $10,000    $10,000
 3/31/2000       $10,237        $10,218    $10,082
 4/30/2000       $10,170        $10,158    $10,088
 5/31/2000       $10,103        $10,105    $10,100
 6/30/2000       $10,361        $10,373    $10,153
 7/31/2000       $10,513        $10,518    $10,177
 8/31/2000       $10,664        $10,680    $10,177
 9/30/2000       $10,602        $10,624    $10,230
10/31/2000       $10,718        $10,740    $10,247
11/30/2000       $10,805        $10,821    $10,253
12/31/2000       $11,061        $11,089    $10,247
 1/31/2001       $11,138        $11,198    $10,312
 2/28/2001       $11,178        $11,234    $10,353
 3/31/2001       $11,261        $11,334    $10,377
 4/30/2001       $11,114        $11,212    $10,418
 5/31/2001       $11,222        $11,332    $10,465
 6/30/2001       $11,312        $11,408    $10,483
 7/31/2001       $11,519        $11,577    $10,453
 8/31/2001       $11,687        $11,768    $10,453
 9/30/2001       $11,622        $11,729    $10,501
10/31/2001       $11,763        $11,868    $10,465
11/30/2001       $11,677        $11,768    $10,448
12/31/2001       $11,543        $11,657    $10,406
 1/31/2002       $11,730        $11,859    $10,430
 2/28/2002       $11,859        $12,002    $10,471
 3/31/2002       $11,637        $11,767    $10,530
 4/30/2002       $11,836        $11,997    $10,589
 5/31/2002       $11,898        $12,070    $10,589
 6/30/2002       $11,998        $12,197    $10,595
 7/31/2002       $12,139        $12,354    $10,607
 8/31/2002       $12,280        $12,503    $10,642
 9/30/2002       $12,561        $12,776    $10,660
10/31/2002       $12,342        $12,565    $10,677
11/30/2002       $12,302        $12,512    $10,677
12/31/2002       $12,547        $12,776    $10,654
 1/31/2003       $12,508        $12,744    $10,701
 2/28/2003       $12,660        $12,922    $10,783
 3/31/2003       $12,643        $12,930    $10,848
 4/30/2003       $12,715        $13,015    $10,824
 5/31/2003       $13,006        $13,320    $10,807
 6/30/2003       $12,965        $13,263    $10,819
 7/31/2003       $12,497        $12,799    $10,830
 8/31/2003       $12,600        $12,895    $10,872
 9/30/2003       $12,901        $13,274    $10,907
10/31/2003       $12,840        $13,207    $10,895
11/30/2003       $12,994        $13,345    $10,866
12/31/2003       $13,099        $13,455    $10,854
 1/31/2004       $13,174        $13,532    $10,907
 2/29/2004       $13,362        $13,736    $10,966
 3/31/2004       $13,340        $13,688    $11,037
 4/30/2004       $13,031        $13,364    $11,072
 5/31/2004       $12,978        $13,315    $11,137
 6/30/2004       $13,030        $13,364    $11,172
 7/31/2004       $13,204        $13,540    $11,154
 8/31/2004       $13,431        $13,811    $11,160
 9/30/2004       $13,495        $13,884    $11,184
10/31/2004       $13,615        $14,004    $11,243
11/30/2004       $13,514        $13,888    $11,249
12/31/2004       $13,678        $14,058    $11,207
 1/31/2005       $13,839        $14,189    $11,231
 2/28/2005       $13,815        $14,142    $11,296
 3/31/2005       $13,751        $14,053    $11,384
 4/30/2005       $13,936        $14,274    $11,461
 5/31/2005       $14,024        $14,375    $11,449
 6/30/2005       $14,093        $14,464    $11,455
 7/31/2005       $14,047        $14,399    $11,508
 8/31/2005       $14,157        $14,544    $11,567
 9/30/2005       $14,066        $14,446    $11,708
10/31/2005       $13,995        $14,359    $11,731
11/30/2005       $14,037        $14,428    $11,637
12/31/2005       $14,150        $14,552    $11,590
 1/31/2006       $14,169        $14,591    $11,678
 2/28/2006       $14,288        $14,689    $11,702
 3/31/2006       $14,186        $14,588    $11,767
 4/30/2006       $14,182        $14,583    $11,867
 5/31/2006       $14,214        $14,648    $11,926
 6/30/2006       $14,154        $14,592    $11,949
 7/31/2006       $14,313        $14,766    $11,985
 8/31/2006       $14,509        $14,985    $12,008
 9/30/2006       $14,587        $15,089    $11,949
10/31/2006       $14,691        $15,184    $11,885
11/30/2006       $14,815        $15,311    $11,867
12/31/2006       $14,752        $15,257    $11,885
 1/31/2007       $14,713        $15,217    $11,921
 2/28/2007       $14,897        $15,418    $11,985
 3/31/2007       $14,825        $15,380    $12,094
 4/30/2007       $14,867        $15,426    $12,172
 5/31/2007       $14,791        $15,357    $12,247
 6/30/2007       $14,713        $15,278    $12,270
 7/31/2007       $14,793        $15,396    $12,267
 8/31/2007       $14,642        $15,330    $12,245
 9/30/2007       $14,866        $15,557    $12,279
10/31/2007       $14,922        $15,626    $12,305
11/30/2007       $14,979        $15,726    $12,378
12/31/2007       $14,985        $15,769    $12,370
 1/31/2008       $15,064        $15,968    $12,431
 2/29/2008       $14,282        $15,237    $12,467
 3/31/2008       $14,720        $15,672    $12,575
 4/30/2008       $15,001        $15,856    $12,652
 5/31/2008       $15,108        $15,952    $12,758
 6/30/2008       $14,927        $15,771    $12,887
 7/31/2008       $14,924        $15,831    $12,954
 8/31/2008       $15,058        $16,017    $12,903
 9/30/2008       $14,109        $15,265    $12,885
10/31/2008       $13,932        $15,110    $12,755
11/30/2008       $13,697        $15,158    $12,510
12/31/2008       $13,909        $15,379    $12,381
 1/31/2009       $14,350        $15,942    $12,435
 2/28/2009       $14,711        $16,025    $12,497
 3/31/2009       $14,752        $16,028    $12,527
 4/30/2009       $15,182        $16,349    $12,558
 5/31/2009       $15,371        $16,522    $12,595
 6/30/2009       $15,275        $16,367    $12,703
 7/31/2009       $15,429        $16,641    $12,683
 8/31/2009       $15,749        $16,925    $12,711
 9/30/2009       $16,330        $17,532    $12,719
10/31/2009       $16,054        $17,164    $12,731
11/30/2009       $16,061        $17,306    $12,740
12/31/2009       $16,187        $17,365    $12,718
 1/31/2010       $16,209        $17,455    $12,761
 2/28/2010       $16,329        $17,624    $12,764


                               76 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +11.53%
5-Year              +3.95%
10-Year             +5.60%

ADVISOR CLASS (3/1/00-2/28/10)(8)

                              (PERFORMANCE GRAPH)

             FRANKLIN NORTH
                CAROLINA       BARCLAYS
                TAX-FREE        CAPITAL
              INCOME FUND -    MUNICIPAL
   DATE       ADVISOR CLASS   BOND INDEX     CPI
----------   --------------   ----------   -------
 3/1/2000        $10,000        $10,000    $10,000
 3/31/2000       $10,243        $10,218    $10,082
 4/30/2000       $10,181        $10,158    $10,088
 5/31/2000       $10,127        $10,105    $10,100
 6/30/2000       $10,383        $10,373    $10,153
 7/31/2000       $10,541        $10,518    $10,177
 8/31/2000       $10,698        $10,680    $10,177
 9/30/2000       $10,641        $10,624    $10,230
10/31/2000       $10,763        $10,740    $10,247
11/30/2000       $10,855        $10,821    $10,253
12/31/2000       $11,119        $11,089    $10,247
 1/31/2001       $11,193        $11,198    $10,312
 2/28/2001       $11,238        $11,234    $10,353
 3/31/2001       $11,328        $11,334    $10,377
 4/30/2001       $11,194        $11,212    $10,418
 5/31/2001       $11,300        $11,332    $10,465
 6/30/2001       $11,396        $11,408    $10,483
 7/31/2001       $11,612        $11,577    $10,453
 8/31/2001       $11,787        $11,768    $10,453
 9/30/2001       $11,727        $11,729    $10,501
10/31/2001       $11,875        $11,868    $10,465
11/30/2001       $11,793        $11,768    $10,448
12/31/2001       $11,663        $11,657    $10,406
 1/31/2002       $11,848        $11,859    $10,430
 2/28/2002       $11,995        $12,002    $10,471
 3/31/2002       $11,776        $11,767    $10,530
 4/30/2002       $11,984        $11,997    $10,589
 5/31/2002       $12,042        $12,070    $10,589
 6/30/2002       $12,150        $12,197    $10,595
 7/31/2002       $12,301        $12,354    $10,607
 8/31/2002       $12,450        $12,503    $10,642
 9/30/2002       $12,732        $12,776    $10,660
10/31/2002       $12,524        $12,565    $10,677
11/30/2002       $12,489        $12,512    $10,677
12/31/2002       $12,746        $12,776    $10,654
 1/31/2003       $12,711        $12,744    $10,701
 2/28/2003       $12,862        $12,922    $10,783
 3/31/2003       $12,861        $12,930    $10,848
 4/30/2003       $12,930        $13,015    $10,824
 5/31/2003       $13,235        $13,320    $10,807
 6/30/2003       $13,198        $13,263    $10,819
 7/31/2003       $12,735        $12,799    $10,830
 8/31/2003       $12,837        $12,895    $10,872
 9/30/2003       $13,163        $13,274    $10,907
10/31/2003       $13,108        $13,207    $10,895
11/30/2003       $13,263        $13,345    $10,866
12/31/2003       $13,377        $13,455    $10,854
 1/31/2004       $13,461        $13,532    $10,907
 2/29/2004       $13,650        $13,736    $10,966
 3/31/2004       $13,645        $13,688    $11,037
 4/30/2004       $13,332        $13,364    $11,072
 5/31/2004       $13,284        $13,315    $11,137
 6/30/2004       $13,344        $13,364    $11,172
 7/31/2004       $13,530        $13,540    $11,154
 8/31/2004       $13,760        $13,811    $11,160
 9/30/2004       $13,844        $13,884    $11,184
10/31/2004       $13,974        $14,004    $11,243
11/30/2004       $13,864        $13,888    $11,249
12/31/2004       $14,041        $14,058    $11,207
 1/31/2005       $14,226        $14,189    $11,231
 2/28/2005       $14,207        $14,142    $11,296
 3/31/2005       $14,136        $14,053    $11,384
 4/30/2005       $14,335        $14,274    $11,461
 5/31/2005       $14,434        $14,375    $11,449
 6/30/2005       $14,512        $14,464    $11,455
 7/31/2005       $14,471        $14,399    $11,508
 8/31/2005       $14,592        $14,544    $11,567
 9/30/2005       $14,504        $14,446    $11,708
10/31/2005       $14,436        $14,359    $11,731
11/30/2005       $14,487        $14,428    $11,637
12/31/2005       $14,612        $14,552    $11,590
 1/31/2006       $14,638        $14,591    $11,678
 2/28/2006       $14,756        $14,689    $11,702
 3/31/2006       $14,669        $14,588    $11,767
 4/30/2006       $14,671        $14,583    $11,867
 5/31/2006       $14,712        $14,648    $11,926
 6/30/2006       $14,656        $14,592    $11,949
 7/31/2006       $14,818        $14,766    $11,985
 8/31/2006       $15,029        $14,985    $12,008
 9/30/2006       $15,129        $15,089    $11,949
10/31/2006       $15,233        $15,184    $11,885
11/30/2006       $15,382        $15,311    $11,867
12/31/2006       $15,323        $15,257    $11,885
 1/31/2007       $15,277        $15,217    $11,921
 2/28/2007       $15,477        $15,418    $11,985
 3/31/2007       $15,410        $15,380    $12,094
 4/30/2007       $15,460        $15,426    $12,172
 5/31/2007       $15,400        $15,357    $12,247
 6/30/2007       $15,314        $15,278    $12,270
 7/31/2007       $15,405        $15,396    $12,267
 8/31/2007       $15,266        $15,330    $12,245
 9/30/2007       $15,496        $15,557    $12,279
10/31/2007       $15,575        $15,626    $12,305
11/30/2007       $15,629        $15,726    $12,378
12/31/2007       $15,643        $15,769    $12,370
 1/31/2008       $15,733        $15,968    $12,431
 2/29/2008       $14,928        $15,237    $12,467
 3/31/2008       $15,398        $15,672    $12,575
 4/30/2008       $15,689        $15,856    $12,652
 5/31/2008       $15,810        $15,952    $12,758
 6/30/2008       $15,625        $15,771    $12,887
 7/31/2008       $15,630        $15,831    $12,954
 8/31/2008       $15,778        $16,017    $12,903
 9/30/2008       $14,793        $15,265    $12,885
10/31/2008       $14,614        $15,110    $12,755
11/30/2008       $14,371        $15,158    $12,510
12/31/2008       $14,603        $15,379    $12,381
 1/31/2009       $15,065        $15,942    $12,435
 2/28/2009       $15,467        $16,025    $12,497
 3/31/2009       $15,506        $16,028    $12,527
 4/30/2009       $15,956        $16,349    $12,558
 5/31/2009       $16,164        $16,522    $12,595
 6/30/2009       $16,069        $16,367    $12,703
 7/31/2009       $16,239        $16,641    $12,683
 8/31/2009       $16,589        $16,925    $12,711
 9/30/2009       $17,217        $17,532    $12,719
10/31/2009       $16,931        $17,164    $12,731
11/30/2009       $16,935        $17,306    $12,740
12/31/2009       $17,093        $17,365    $12,718
 1/31/2010       $17,126        $17,455    $12,761
 2/28/2010       $17,248        $17,624    $12,764

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and North Carolina personal income tax rate of 40.04%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +7.33%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 77

Your Fund's Expenses

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               78 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,039.30             $3.24
Hypothetical (5% return before expenses)         $1,000           $1,021.62             $3.21
CLASS C
Actual                                           $1,000           $1,036.80             $6.01
Hypothetical (5% return before expenses)         $1,000           $1,018.89             $5.96
ADVISOR CLASS
Actual                                           $1,000           $1,039.80             $2.73
Hypothetical (5% return before expenses)         $1,000           $1,022.12             $2.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 79

Franklin Virginia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investing and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*

Franklin Virginia Tax-Free Income Fund

Based on Total Long-Term Investments as of 2/28/10**

                                  (PIE CHART)

AAA .................   30.3%
AA ..................   28.4%
A ...................   22.3%
BBB .................    9.6%
Not Rated by S&P ....    9.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                  --       0.6%
AA or Aa                   0.4%       --
A                          3.0%      0.1%
BBB or Baa                 4.0%      0.4%
Below Investment Grade     0.9%       --
                           ---       ---
Total                      8.3%      1.1%

We are pleased to bring you Franklin Virginia Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 153.


                               80 | Annual Report

DIVIDEND DISTRIBUTIONS*

Franklin Virginia Tax-Free Income Fund

                              DIVIDEND PER SHARE
                 --------------------------------------------
MONTH             CLASS A       CLASS C      ADVISOR CLASS**
-----            ----------   ----------   ------------------
March 2009       4.05 cents   3.55 cents        --
April 2009       4.05 cents   3.55 cents        --
May 2009         4.05 cents   3.55 cents        --
June 2009        4.05 cents   3.54 cents        --
July 2009        4.05 cents   3.54 cents       2.67 cents
August 2009      4.05 cents   3.54 cents       4.14 cents
September 2009   4.05 cents   3.52 cents       4.18 cents
October 2009     4.05 cents   3.52 cents       4.18 cents
November 2009    4.05 cents   3.52 cents       4.18 cents
December 2009    4.05 cents   3.49 cents       4.12 cents
January 2010     4.05 cents   3.49 cents       4.12 cents
February 2010    4.05 cents   3.49 cents       4.12 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.95 on February 28, 2009, to $11.63 on February 28, 2010. The Fund's Class A shares paid dividends totaling 48.53 cents per share for the same period.(2) The Performance Summary beginning on page 84 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.00% based on an annualization of the current 4.05 cent per share dividend and the maximum offering price of $12.15 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 6.53% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 81

PORTFOLIO BREAKDOWN

Franklin Virginia Tax-Free Income Fund
2/28/10

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                  17.8%
Prerefunded                                16.7%
Other Revenue                              11.2%
Transportation                             10.9%
General Obligation                          8.8%
Hospital & Health Care                      8.5%
Subject to Government Appropriations        6.9%
Housing                                     6.7%
Tax-Supported                               5.6%
Higher Education                            5.2%
Corporate-Backed                            1.7%

*    Does not include short-term investments and other net assets.

COMMONWEALTH UPDATE

During the reporting period, Virginia weathered the downside effects of the recession better than many states. The commonwealth's large military presence and proximity to the nation's capital helped stabilize the diverse local economy's employment base. At period-end, Virginia's unemployment rate reached a 27-year high of 7.2%, which was lower than the 9.7% national rate.(3) The construction, information and manufacturing sectors were hard hit. However, the education and health services sector and other services sector made small gains.

Virginia's revenue collections fell during the 2008-2010 biennium, including a 9.2% drop in revenues in fiscal year 2009, the largest decrease in the commonwealth's recent history.(4) State officials addressed the resulting budget gap by drawing on the rainy day fund, cutting agency budgets, reducing state jobs, eliminating state employee salary increases and using bonds for certain capital projects formerly funded through the operating budget. Virginia also used federal stimulus funds to offset some of the shortfall. Revenue collections declined again in fiscal year 2010, and state officials announced a $4.2 billion shortfall in the 2010-2012 biennium budget.(5)

The commonwealth's debt burden remained manageable at $848 per capita and 2.0% of personal income, compared with the $739 and 2.1% national medians.(6) Independent credit rating agency Standard & Poor's (S&P) assigned Virginia's general obligation debt its highest rating of AAA with a stable outlook.(7) The rating and outlook reflected S&P's assessment that the commonwealth's conservative financial management would continue during the national recession, and that Virginia's overall economic strength, employment diversity and good income levels may offset the recession's near-term effects.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Moody's Assigns Aa1 Ratings to $447 Million of Virginia Higher Education Revenue Bonds, Issued Though the Virginia College Building Authority," 11/30/09.

(5.) Source: THE VIRGINIAN-PILOT, "Kaine: End Car Tax, Raise Virginia Income Tax
     1 Percent," 12/19/09.

(6.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(7.) This does not indicate S&P's rating of the Fund.


                               82 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 83

Performance Summary as of 2/28/10

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRVAX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.68    $11.63    $10.95
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4853

CLASS C (SYMBOL: FVAIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.69    $11.77    $11.08
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4223

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   2/28/10    7/1/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.48    $11.63    $11.15
DISTRIBUTIONS (7/2/09-2/28/10)
Dividend Income                  $0.3230


                               84 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.82%  +20.88%   +69.00%
Average Annual Total Return(2)                       +6.07%   +2.96%    +4.93%
Avg. Ann. Total Return (3/31/10)(3)                  +6.04%   +3.06%    +4.66%
   Distribution Rate(4)                      4.00%
   Taxable Equivalent Distribution Rate(5)   6.53%
   30-Day Standardized Yield(6)              3.21%
   Taxable Equivalent Yield(5)               5.24%
   Total Annual Operating Expenses(7)        0.66%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.18%  +17.66%   +60.20%
Average Annual Total Return(2)                       +9.18%   +3.31%    +4.83%
Avg. Ann. Total Return (3/31/10)(3)                  +9.25%   +3.41%    +4.55%
   Distribution Rate(4)                      3.56%
   Taxable Equivalent Distribution Rate(5)   5.81%
   30-Day Standardized Yield(6)              2.82%
   Taxable Equivalent Yield(5)               4.60%
   Total Annual Operating Expenses(7)        1.21%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +10.87%  +20.94%   +69.08%
Average Annual Total Return(2)                      +10.87%   +3.87%    +5.39%
Avg. Ann. Total Return (3/31/10)(3)                 +10.85%   +3.98%    +5.12%
   Distribution Rate(4)                      4.26%
   Taxable Equivalent Distribution Rate(5)   6.95%
   30-Day Standardized Yield(6)              3.45%
   Taxable Equivalent Yield(5)               5.63%
   Total Annual Operating Expenses(7)        0.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 85

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +6.07%
5-Year     +2.96%
10-Year    +4.93%

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN VIRGINIA TAX-FREE     BARCLAYS CAPITAL
   DATE        INCOME FUND - CLASS A      MUNICIPAL BOND INDEX     CPI
----------   --------------------------   --------------------   -------
3/1/2000               $ 9,575                   $10,000         $10,000
3/31/2000              $ 9,847                   $10,218         $10,082
4/30/2000              $ 9,785                   $10,158         $10,088
5/31/2000              $ 9,714                   $10,105         $10,100
6/30/2000              $ 9,973                   $10,373         $10,153
7/31/2000              $10,099                   $10,518         $10,177
8/31/2000              $10,262                   $10,680         $10,177
9/30/2000              $10,196                   $10,624         $10,230
10/31/2000             $10,306                   $10,740         $10,247
11/30/2000             $10,349                   $10,821         $10,253
12/31/2000             $10,570                   $11,089         $10,247
1/31/2001              $10,633                   $11,198         $10,312
2/28/2001              $10,705                   $11,234         $10,353
3/31/2001              $10,801                   $11,334         $10,377
4/30/2001              $10,686                   $11,212         $10,418
5/31/2001              $10,789                   $11,332         $10,465
6/30/2001              $10,862                   $11,408         $10,483
7/31/2001              $11,025                   $11,577         $10,453
8/31/2001              $11,176                   $11,768         $10,453
9/30/2001              $11,106                   $11,729         $10,501
10/31/2001             $11,249                   $11,868         $10,465
11/30/2001             $11,186                   $11,768         $10,448
12/31/2001             $11,036                   $11,657         $10,406
1/31/2002              $11,206                   $11,859         $10,430
2/28/2002              $11,318                   $12,002         $10,471
3/31/2002              $11,131                   $11,767         $10,530
4/30/2002              $11,294                   $11,997         $10,589
5/31/2002              $11,359                   $12,070         $10,589
6/30/2002              $11,453                   $12,197         $10,595
7/31/2002              $11,590                   $12,354         $10,607
8/31/2002              $11,695                   $12,503         $10,642
9/30/2002              $11,920                   $12,776         $10,660
10/31/2002             $11,675                   $12,565         $10,677
11/30/2002             $11,639                   $12,512         $10,677
12/31/2002             $11,888                   $12,776         $10,654
1/31/2003              $11,841                   $12,744         $10,701
2/28/2003              $11,986                   $12,922         $10,783
3/31/2003              $12,013                   $12,930         $10,848
4/30/2003              $12,130                   $13,015         $10,824
5/31/2003              $12,436                   $13,320         $10,807
6/30/2003              $12,396                   $13,263         $10,819
7/31/2003              $11,951                   $12,799         $10,830
8/31/2003              $12,059                   $12,895         $10,872
9/30/2003              $12,335                   $13,274         $10,907
10/31/2003             $12,321                   $13,207         $10,895
11/30/2003             $12,460                   $13,345         $10,866
12/31/2003             $12,569                   $13,455         $10,854
1/31/2004              $12,659                   $13,532         $10,907
2/29/2004              $12,852                   $13,736         $10,966
3/31/2004              $12,833                   $13,688         $11,037
4/30/2004              $12,524                   $13,364         $11,072
5/31/2004              $12,517                   $13,315         $11,137
6/30/2004              $12,551                   $13,364         $11,172
7/31/2004              $12,719                   $13,540         $11,154
8/31/2004              $12,941                   $13,811         $11,160
9/30/2004              $13,020                   $13,884         $11,184
10/31/2004             $13,155                   $14,004         $11,243
11/30/2004             $13,045                   $13,888         $11,249
12/31/2004             $13,250                   $14,058         $11,207
1/31/2005              $13,406                   $14,189         $11,231
2/28/2005              $13,386                   $14,142         $11,296
3/31/2005              $13,349                   $14,053         $11,384
4/30/2005              $13,531                   $14,274         $11,461
5/31/2005              $13,615                   $14,375         $11,449
6/30/2005              $13,701                   $14,464         $11,455
7/31/2005              $13,648                   $14,399         $11,508
8/31/2005              $13,753                   $14,544         $11,567
9/30/2005              $13,689                   $14,446         $11,708
10/31/2005             $13,621                   $14,359         $11,731
11/30/2005             $13,658                   $14,428         $11,637
12/31/2005             $13,767                   $14,552         $11,590
1/31/2006              $13,792                   $14,591         $11,678
2/28/2006              $13,906                   $14,689         $11,702
3/31/2006              $13,831                   $14,588         $11,767
4/30/2006              $13,832                   $14,583         $11,867
5/31/2006              $13,870                   $14,648         $11,926
6/30/2006              $13,826                   $14,592         $11,949
7/31/2006              $13,959                   $14,766         $11,985
8/31/2006              $14,128                   $14,985         $12,008
9/30/2006              $14,214                   $15,089         $11,949
10/31/2006             $14,303                   $15,184         $11,885
11/30/2006             $14,411                   $15,311         $11,867
12/31/2006             $14,377                   $15,257         $11,885
1/31/2007              $14,343                   $15,217         $11,921
2/28/2007              $14,514                   $15,418         $11,985
3/31/2007              $14,484                   $15,380         $12,094
4/30/2007              $14,521                   $15,426         $12,172
5/31/2007              $14,461                   $15,357         $12,247
6/30/2007              $14,413                   $15,278         $12,270
7/31/2007              $14,514                   $15,396         $12,267
8/31/2007              $14,426                   $15,330         $12,245
9/30/2007              $14,601                   $15,557         $12,279
10/31/2007             $14,665                   $15,626         $12,305
11/30/2007             $14,755                   $15,726         $12,378
12/31/2007             $14,755                   $15,769         $12,370
1/31/2008              $14,868                   $15,968         $12,431
2/29/2008              $14,204                   $15,237         $12,467
3/31/2008              $14,625                   $15,672         $12,575
4/30/2008              $14,844                   $15,856         $12,652
5/31/2008              $14,948                   $15,952         $12,758
6/30/2008              $14,790                   $15,771         $12,887
7/31/2008              $14,819                   $15,831         $12,954
8/31/2008              $14,924                   $16,017         $12,903
9/30/2008              $14,060                   $15,265         $12,885
10/31/2008             $13,908                   $15,110         $12,755
11/30/2008             $13,800                   $15,158         $12,510
12/31/2008             $13,986                   $15,379         $12,381
1/31/2009              $14,370                   $15,942         $12,435
2/28/2009              $14,604                   $16,025         $12,497
3/31/2009              $14,639                   $16,028         $12,527
4/30/2009              $14,998                   $16,349         $12,558
5/31/2009              $15,174                   $16,522         $12,595
6/30/2009              $15,105                   $16,367         $12,703
7/31/2009              $15,257                   $16,641         $12,683
8/31/2009              $15,556                   $16,925         $12,711
9/30/2009              $16,128                   $17,532         $12,719
10/31/2009             $15,899                   $17,164         $12,731
11/30/2009             $15,940                   $17,306         $12,740
12/31/2009             $16,036                   $17,365         $12,718
1/31/2010              $16,079                   $17,455         $12,761
2/28/2010              $16,180                   $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +9.18%
5-Year     +3.31%
10-Year    +4.83%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN VIRGINIA TAX-FREE INCOME     BARCLAYS CAPITAL
   DATE                FUND - CLASS C            MUNICIPAL BOND INDEX     CPI
----------   ---------------------------------   --------------------   -------
3/1/2000                  $10,000                       $10,000         $10,000
3/31/2000                 $10,288                       $10,218         $10,082
4/30/2000                 $10,219                       $10,158         $10,088
5/31/2000                 $10,140                       $10,105         $10,100
6/30/2000                 $10,404                       $10,373         $10,153
7/31/2000                 $10,530                       $10,518         $10,177
8/31/2000                 $10,694                       $10,680         $10,177
9/30/2000                 $10,621                       $10,624         $10,230
10/31/2000                $10,729                       $10,740         $10,247
11/30/2000                $10,770                       $10,821         $10,253
12/31/2000                $10,993                       $11,089         $10,247
1/31/2001                 $11,053                       $11,198         $10,312
2/28/2001                 $11,122                       $11,234         $10,353
3/31/2001                 $11,225                       $11,334         $10,377
4/30/2001                 $11,102                       $11,212         $10,418
5/31/2001                 $11,193                       $11,332         $10,465
6/30/2001                 $11,273                       $11,408         $10,483
7/31/2001                 $11,435                       $11,577         $10,453
8/31/2001                 $11,576                       $11,768         $10,453
9/30/2001                 $11,508                       $11,729         $10,501
10/31/2001                $11,650                       $11,868         $10,465
11/30/2001                $11,580                       $11,768         $10,448
12/31/2001                $11,421                       $11,657         $10,406
1/31/2002                 $11,590                       $11,859         $10,430
2/28/2002                 $11,710                       $12,002         $10,471
3/31/2002                 $11,502                       $11,767         $10,530
4/30/2002                 $11,674                       $11,997         $10,589
5/31/2002                 $11,725                       $12,070         $10,589
6/30/2002                 $11,816                       $12,197         $10,595
7/31/2002                 $11,951                       $12,354         $10,607
8/31/2002                 $12,053                       $12,503         $10,642
9/30/2002                 $12,288                       $12,776         $10,660
10/31/2002                $12,032                       $12,565         $10,677
11/30/2002                $11,990                       $12,512         $10,677
12/31/2002                $12,228                       $12,776         $10,654
1/31/2003                 $12,185                       $12,744         $10,701
2/28/2003                 $12,328                       $12,922         $10,783
3/31/2003                 $12,350                       $12,930         $10,848
4/30/2003                 $12,463                       $13,015         $10,824
5/31/2003                 $12,770                       $13,320         $10,807
6/30/2003                 $12,724                       $13,263         $10,819
7/31/2003                 $12,264                       $12,799         $10,830
8/31/2003                 $12,369                       $12,895         $10,872
9/30/2003                 $12,644                       $13,274         $10,907
10/31/2003                $12,623                       $13,207         $10,895
11/30/2003                $12,759                       $13,345         $10,866
12/31/2003                $12,863                       $13,455         $10,854
1/31/2004                 $12,948                       $13,532         $10,907
2/29/2004                 $13,137                       $13,736         $10,966
3/31/2004                 $13,112                       $13,688         $11,037
4/30/2004                 $12,792                       $13,364         $11,072
5/31/2004                 $12,790                       $13,315         $11,137
6/30/2004                 $12,808                       $13,364         $11,172
7/31/2004                 $12,972                       $13,540         $11,154
8/31/2004                 $13,202                       $13,811         $11,160
9/30/2004                 $13,275                       $13,884         $11,184
10/31/2004                $13,406                       $14,004         $11,243
11/30/2004                $13,289                       $13,888         $11,249
12/31/2004                $13,490                       $14,058         $11,207
1/31/2005                 $13,641                       $14,189         $11,231
2/28/2005                 $13,615                       $14,142         $11,296
3/31/2005                 $13,570                       $14,053         $11,384
4/30/2005                 $13,747                       $14,274         $11,461
5/31/2005                 $13,836                       $14,375         $11,449
6/30/2005                 $13,905                       $14,464         $11,455
7/31/2005                 $13,857                       $14,399         $11,508
8/31/2005                 $13,956                       $14,544         $11,567
9/30/2005                 $13,874                       $14,446         $11,708
10/31/2005                $13,811                       $14,359         $11,731
11/30/2005                $13,842                       $14,428         $11,637
12/31/2005                $13,945                       $14,552         $11,590
1/31/2006                 $13,964                       $14,591         $11,678
2/28/2006                 $14,061                       $14,689         $11,702
3/31/2006                 $13,978                       $14,588         $11,767
4/30/2006                 $13,984                       $14,583         $11,867
5/31/2006                 $14,016                       $14,648         $11,926
6/30/2006                 $13,965                       $14,592         $11,949
7/31/2006                 $14,092                       $14,766         $11,985
8/31/2006                 $14,255                       $14,985         $12,008
9/30/2006                 $14,334                       $15,089         $11,949
10/31/2006                $14,416                       $15,184         $11,885
11/30/2006                $14,529                       $15,311         $11,867
12/31/2006                $14,477                       $15,257         $11,885
1/31/2007                 $14,436                       $15,217         $11,921
2/28/2007                 $14,600                       $15,418         $11,985
3/31/2007                 $14,563                       $15,380         $12,094
4/30/2007                 $14,594                       $15,426         $12,172
5/31/2007                 $14,540                       $15,357         $12,247
6/30/2007                 $14,473                       $15,278         $12,270
7/31/2007                 $14,566                       $15,396         $12,267
8/31/2007                 $14,473                       $15,330         $12,245
9/30/2007                 $14,652                       $15,557         $12,279
10/31/2007                $14,709                       $15,626         $12,305
11/30/2007                $14,779                       $15,726         $12,378
12/31/2007                $14,784                       $15,769         $12,370
1/31/2008                 $14,890                       $15,968         $12,431
2/29/2008                 $14,213                       $15,237         $12,467
3/31/2008                 $14,623                       $15,672         $12,575
4/30/2008                 $14,845                       $15,856         $12,652
5/31/2008                 $14,941                       $15,952         $12,758
6/30/2008                 $14,766                       $15,771         $12,887
7/31/2008                 $14,787                       $15,831         $12,954
8/31/2008                 $14,897                       $16,017         $12,903
9/30/2008                 $14,025                       $15,265         $12,885
10/31/2008                $13,868                       $15,110         $12,755
11/30/2008                $13,755                       $15,158         $12,510
12/31/2008                $13,932                       $15,379         $12,381
1/31/2009                 $14,304                       $15,942         $12,435
2/28/2009                 $14,541                       $16,025         $12,497
3/31/2009                 $14,555                       $16,028         $12,527
4/30/2009                 $14,916                       $16,349         $12,558
5/31/2009                 $15,081                       $16,522         $12,595
6/30/2009                 $15,007                       $16,367         $12,703
7/31/2009                 $15,150                       $16,641         $12,683
8/31/2009                 $15,437                       $16,925         $12,711
9/30/2009                 $16,003                       $17,532         $12,719
10/31/2009                $15,758                       $17,164         $12,731
11/30/2009                $15,791                       $17,306         $12,740
12/31/2009                $15,892                       $17,365         $12,718
1/31/2010                 $15,926                       $17,455         $12,761
2/28/2010                 $16,020                       $17,624         $12,764


                               86 | Annual Report

ADVISOR CLASS (3/1/00-2/28/10)(8)

              FRANKLIN VIRGINIA TAX-FREE     BARCLAYS CAPITAL
   DATE      INCOME FUND - ADVISOR CLASS   MUNICIPAL BOND INDEX     CPI
----------   ---------------------------   --------------------   -------
3/1/2000               $10,000                    $10,000         $10,000
3/31/2000              $10,284                    $10,218         $10,082
4/30/2000              $10,220                    $10,158         $10,088
5/31/2000              $10,145                    $10,105         $10,100
6/30/2000              $10,415                    $10,373         $10,153
7/31/2000              $10,548                    $10,518         $10,177
8/31/2000              $10,718                    $10,680         $10,177
9/30/2000              $10,649                    $10,624         $10,230
10/31/2000             $10,763                    $10,740         $10,247
11/30/2000             $10,809                    $10,821         $10,253
12/31/2000             $11,040                    $11,089         $10,247
1/31/2001              $11,105                    $11,198         $10,312
2/28/2001              $11,180                    $11,234         $10,353
3/31/2001              $11,280                    $11,334         $10,377
4/30/2001              $11,161                    $11,212         $10,418
5/31/2001              $11,268                    $11,332         $10,465
6/30/2001              $11,345                    $11,408         $10,483
7/31/2001              $11,514                    $11,577         $10,453
8/31/2001              $11,672                    $11,768         $10,453
9/30/2001              $11,598                    $11,729         $10,501
10/31/2001             $11,748                    $11,868         $10,465
11/30/2001             $11,682                    $11,768         $10,448
12/31/2001             $11,526                    $11,657         $10,406
1/31/2002              $11,703                    $11,859         $10,430
2/28/2002              $11,820                    $12,002         $10,471
3/31/2002              $11,625                    $11,767         $10,530
4/30/2002              $11,795                    $11,997         $10,589
5/31/2002              $11,863                    $12,070         $10,589
6/30/2002              $11,962                    $12,197         $10,595
7/31/2002              $12,105                    $12,354         $10,607
8/31/2002              $12,214                    $12,503         $10,642
9/30/2002              $12,450                    $12,776         $10,660
10/31/2002             $12,193                    $12,565         $10,677
11/30/2002             $12,156                    $12,512         $10,677
12/31/2002             $12,416                    $12,776         $10,654
1/31/2003              $12,366                    $12,744         $10,701
2/28/2003              $12,518                    $12,922         $10,783
3/31/2003              $12,547                    $12,930         $10,848
4/30/2003              $12,668                    $13,015         $10,824
5/31/2003              $12,988                    $13,320         $10,807
6/30/2003              $12,947                    $13,263         $10,819
7/31/2003              $12,481                    $12,799         $10,830
8/31/2003              $12,594                    $12,895         $10,872
9/30/2003              $12,882                    $13,274         $10,907
10/31/2003             $12,868                    $13,207         $10,895
11/30/2003             $13,013                    $13,345         $10,866
12/31/2003             $13,127                    $13,455         $10,854
1/31/2004              $13,221                    $13,532         $10,907
2/29/2004              $13,422                    $13,736         $10,966
3/31/2004              $13,403                    $13,688         $11,037
4/30/2004              $13,080                    $13,364         $11,072
5/31/2004              $13,072                    $13,315         $11,137
6/30/2004              $13,108                    $13,364         $11,172
7/31/2004              $13,284                    $13,540         $11,154
8/31/2004              $13,516                    $13,811         $11,160
9/30/2004              $13,598                    $13,884         $11,184
10/31/2004             $13,739                    $14,004         $11,243
11/30/2004             $13,624                    $13,888         $11,249
12/31/2004             $13,838                    $14,058         $11,207
1/31/2005              $14,001                    $14,189         $11,231
2/28/2005              $13,980                    $14,142         $11,296
3/31/2005              $13,942                    $14,053         $11,384
4/30/2005              $14,131                    $14,274         $11,461
5/31/2005              $14,219                    $14,375         $11,449
6/30/2005              $14,309                    $14,464         $11,455
7/31/2005              $14,254                    $14,399         $11,508
8/31/2005              $14,364                    $14,544         $11,567
9/30/2005              $14,296                    $14,446         $11,708
10/31/2005             $14,226                    $14,359         $11,731
11/30/2005             $14,264                    $14,428         $11,637
12/31/2005             $14,378                    $14,552         $11,590
1/31/2006              $14,404                    $14,591         $11,678
2/28/2006              $14,523                    $14,689         $11,702
3/31/2006              $14,445                    $14,588         $11,767
4/30/2006              $14,446                    $14,583         $11,867
5/31/2006              $14,486                    $14,648         $11,926
6/30/2006              $14,439                    $14,592         $11,949
7/31/2006              $14,579                    $14,766         $11,985
8/31/2006              $14,756                    $14,985         $12,008
9/30/2006              $14,845                    $15,089         $11,949
10/31/2006             $14,937                    $15,184         $11,885
11/30/2006             $15,051                    $15,311         $11,867
12/31/2006             $15,015                    $15,257         $11,885
1/31/2007              $14,979                    $15,217         $11,921
2/28/2007              $15,158                    $15,418         $11,985
3/31/2007              $15,127                    $15,380         $12,094
4/30/2007              $15,165                    $15,426         $12,172
5/31/2007              $15,103                    $15,357         $12,247
6/30/2007              $15,053                    $15,278         $12,270
7/31/2007              $15,158                    $15,396         $12,267
8/31/2007              $15,067                    $15,330         $12,245
9/30/2007              $15,249                    $15,557         $12,279
10/31/2007             $15,316                    $15,626         $12,305
11/30/2007             $15,410                    $15,726         $12,378
12/31/2007             $15,410                    $15,769         $12,370
1/31/2008              $15,527                    $15,968         $12,431
2/29/2008              $14,834                    $15,237         $12,467
3/31/2008              $15,274                    $15,672         $12,575
4/30/2008              $15,503                    $15,856         $12,652
5/31/2008              $15,611                    $15,952         $12,758
6/30/2008              $15,447                    $15,771         $12,887
7/31/2008              $15,477                    $15,831         $12,954
8/31/2008              $15,586                    $16,017         $12,903
9/30/2008              $14,684                    $15,265         $12,885
10/31/2008             $14,526                    $15,110         $12,755
11/30/2008             $14,413                    $15,158         $12,510
12/31/2008             $14,607                    $15,379         $12,381
1/31/2009              $15,008                    $15,942         $12,435
2/28/2009              $15,252                    $16,025         $12,497
3/31/2009              $15,289                    $16,028         $12,527
4/30/2009              $15,664                    $16,349         $12,558
5/31/2009              $15,847                    $16,522         $12,595
6/30/2009              $15,776                    $16,367         $12,703
7/31/2009              $15,919                    $16,641         $12,683
8/31/2009              $16,247                    $16,925         $12,711
9/30/2009              $16,845                    $17,532         $12,719
10/31/2009             $16,608                    $17,164         $12,731
11/30/2009             $16,653                    $17,306         $12,740
12/31/2009             $16,754                    $17,365         $12,718
1/31/2010              $16,800                    $17,455         $12,761
2/28/2010              $16,908                    $17,624         $12,764

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +10.87%
5-Year              +3.87%
10-Year             +5.39%

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +7.26%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 87

Your Fund's Expenses

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

(1.) Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

(2.) Multiply the result by the number under the heading "Expenses Paid During
     Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               88 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,040.20              $3.34
Hypothetical (5% return before expenses)         $1,000           $1,021.52              $3.31
CLASS C
Actual                                           $1,000           $1,037.80              $6.11
Hypothetical (5% return before expenses)         $1,000           $1,018.79              $6.06
ADVISOR CLASS
Actual                                           $1,000           $1,040.70              $2.83
Hypothetical (5% return before expenses)         $1,000           $1,022.02              $2.81

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 89

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                    -------------------------------------------------------
CLASS A                                               2010       2009       2008(a)      2007        2006
-------                                             --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  10.59   $  10.84    $  11.51    $  11.49    $  11.61
                                                    --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) .....................       0.48       0.48        0.47        0.48        0.50
   Net realized and unrealized gains (losses) ...       0.58      (0.26)      (0.67)       0.02       (0.12)
                                                    --------   --------    --------    --------    --------
Total from investment operations ................       1.06       0.22       (0.20)       0.50        0.38
                                                    --------   --------    --------    --------    --------
Less distributions from net investment income ...      (0.48)     (0.47)      (0.47)      (0.48)      (0.50)
                                                    --------   --------    --------    --------    --------
Redemption fees(d) ..............................         --         --(e)       --(e)       --(e)       --(e)
                                                    --------   --------    --------    --------    --------
Net asset value, end of year ....................   $  11.17   $  10.59    $  10.84    $  11.51    $  11.49
                                                    ========   ========    ========    ========    ========
Total return(f) .................................      10.14%      2.18%      (1.96)%      4.50%       3.34%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.71%      0.71%       0.71%       0.71%       0.72%
Net investment income ...........................       4.37%      4.40%       4.14%       4.23%       4.31%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $244,860   $218,937    $230,439    $244,272    $237,848
Portfolio turnover rate .........................       7.80%     20.42%      16.92%      16.04%      12.86%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               90 | Annual Report

Franklin Tax-Free Trust

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                    --------------------------------------------------
CLASS C                                               2010      2009     2008(a)      2007       2006
-------                                             -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 10.69   $ 10.93    $ 11.60    $ 11.58    $ 11.70
                                                    -------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) .....................      0.42      0.42       0.41       0.42       0.44
   Net realized and unrealized gains (losses) ...      0.59     (0.25)     (0.68)      0.02      (0.12)
                                                    -------   -------    -------    -------    -------
Total from investment operations ................      1.01      0.17      (0.27)      0.44       0.32
                                                    -------   -------    -------    -------    -------
Less distributions from net investment income ...     (0.42)    (0.41)     (0.40)     (0.42)     (0.44)
                                                    -------   -------    -------    -------    -------
Redemption fees(d) ..............................        --        --(e)      --(e)      --(e)      --(e)
                                                    -------   -------    -------    -------    -------
Net asset value, end of year ....................   $ 11.28   $ 10.69    $ 10.93    $ 11.60    $ 11.58
                                                    =======   =======    =======    =======    =======
Total return(f) .................................      9.54%     1.59%     (2.39)%     3.89%      2.75%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................      1.26%     1.26%      1.26%      1.26%      1.27%
Net investment income ...........................      3.82%     3.85%      3.59%      3.68%      3.76%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $49,828   $41,651    $38,341    $38,094    $35,638
Portfolio turnover rate .........................      7.80%    20.42%     16.92%     16.04%     12.86%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 91

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS 98.1%
    ALABAMA 82.7%
    Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured,
       5.625%, 9/01/24 ...................................................................   $      2,500,000   $    2,553,700
    Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
       AMBAC Insured, 5.25%, 8/15/24 .....................................................          1,755,000        1,813,038
    Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Series A,
       AMBAC Insured, 5.00%, 8/15/23 .....................................................          4,435,000        4,409,144
    Alabaster GO, wts., AMBAC Insured, Pre-Refunded, 5.00%, 9/01/24 ......................          3,470,000        3,621,431
    Alabaster Sewer Revenue, NATL Insured, 5.00%, 4/01/29 ................................          2,055,000        2,077,564
    Athens GO, wts., XLCA Insured, 5.00%, 2/01/36 ........................................          2,560,000        2,589,901
    Auburn University General Fee Revenue, Auburn University, Series A, FSA Insured,
       5.00%, 6/01/38 ....................................................................          7,000,000        7,179,060
    Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 ......................................          1,990,000        1,999,015
    Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, Series
       A, Assured Guaranty, 5.00%, 6/01/39 ...............................................          3,825,000        3,889,795
    Birmingham Southern College Private Educational Building Authority Tuition Revenue,
       Refunding, 5.35%, 12/01/19 ........................................................          1,000,000          916,480
    Birmingham Special Care Facilities Financing Authority, Health Care Facility Revenue,
       Children's Hospital, Assured Guaranty, 6.00%, 6/01/39 .............................          4,000,000        4,314,360
    Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%,
       1/01/39 ...........................................................................          5,950,000        6,223,224
    Butler County IDA Environmental Improvement Revenue, International Paper, Series A,
       7.00%, 9/01/32 ....................................................................          1,000,000        1,028,960
    Butler County Public Education Cooperative District, Series A, XLCA Insured, 5.00%,
       7/01/37 ...........................................................................          9,025,000        7,938,570
    Central Elmore Water and Sewer Authority Revenue, Water, NATL Insured, 5.00%,
       1/01/29 ...........................................................................          4,290,000        4,398,623
    Coffee County PBA, Building Revenue, NATL Insured, 5.00%, 9/01/27 ....................          2,145,000        2,233,031
    Cullman and Jefferson Counties Gas District Gas Revenue, NATL Insured, 5.85%,
       7/01/24 ...........................................................................          2,000,000        2,055,620
    DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36 ............          7,000,000        6,193,180
    East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put
       9/01/18,
       Series A, 5.25%, 9/01/36 ..........................................................          5,000,000        5,037,450
       Series B, 5.50%, 9/01/33 ..........................................................          4,500,000        4,663,620
    Etowah County Board of Education Special Tax, School wts., FSA Insured, 5.00%,
       9/01/24 ...........................................................................          4,235,000        4,413,929
       9/01/28 ...........................................................................          2,000,000        2,057,380
       9/01/33 ...........................................................................          2,500,000        2,540,800
    Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29 .........................          1,500,000        1,543,905
    Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
       9/01/14 ...........................................................................          2,000,000        2,017,280
    Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33 ..................          2,000,000        2,062,800
    Houston County Health Care Authority Revenue, Refunding, Series A, AMBAC Insured,
       5.25%, 10/01/30 ...................................................................          5,000,000        4,565,400
    Huntsville Health Care Authority Revenue, Series A, NATL Insured, Pre-Refunded,
       5.40%, 6/01/22 ....................................................................          4,000,000        4,446,680
       5.50%, 6/01/27 ....................................................................          3,820,000        4,254,830
    Huntsville PBA Lease Revenue, Municipal Justice and Public Safety Center, Refunding
       and Improvement, NATL Insured, 5.00%, 10/01/33 ....................................          8,000,000        8,244,800
    Jacksonville State University Revenue, Tuition and Fee, NATL Insured, 5.00%,
       12/01/22 ..........................................................................          3,000,000        3,068,130
    Jefferson County Limited Obligation School wts. Revenue, Series A, 5.00%, 1/01/24 ....          2,000,000        1,723,120
    Jefferson County Sewer Revenue, wts., ETM, 7.50%, 9/01/13 ............................            200,000          221,086


                               92 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ALABAMA (CONTINUED)
    Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group,
       Series A, NATL Insured,
       5.625%, 7/01/21 ...................................................................   $      3,000,000   $    2,733,180
       5.375%, 7/01/29 ...................................................................          3,095,000        2,477,207
    Leeds Public Educational Building Authority Educational Facilities Revenue, Assured
       Guaranty, 5.125%, 4/01/33 .........................................................          7,410,000        7,700,101
    Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
       12/01/29 ..........................................................................          1,540,000        1,517,085
       12/01/31 ..........................................................................          3,910,000        3,769,084
    Madison County Board of Education Capital Outlay GO, Tax Anticipation wts., Series A,
       AMBAC Insured, 5.00%, 9/01/34 .....................................................          1,000,000        1,012,430
    Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts.,
       Assured Guaranty, 5.125%, 9/01/34 .................................................            600,000          624,510
    Madison GO, wts.,
       AMBAC Insured, Pre-Refunded, 5.35%, 2/01/26 .......................................          2,410,000        2,545,828
       Refunding, XLCA Insured, 4.75%, 12/01/36 ..........................................          2,455,000        2,429,149
    Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, Series A,
       XLCA Insured, 4.75%, 12/01/31 .....................................................          7,500,000        7,555,425
    Marshall County Health Care Authority GO, Refunding, AMBAC Insured, 4.75%, 2/01/33 ...          3,000,000        2,680,020
    Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%, 1/01/32 .....          2,170,000        2,172,040
    Mobile County Board School Commissioners GO, Capital Outlay wts., Series B, AMBAC
       Insured, Pre-Refunded,
       5.10%, 3/01/22 ....................................................................          2,265,000        2,371,704
       5.125%, 3/01/31 ...................................................................          8,230,000        8,619,773
    Mobile GO, wts., 5.50%, 2/15/30 ......................................................          2,000,000        2,117,300
    Mobile Public Educational Building Authority Revenue, Limited Obligation School,
       Series A, Assured Guaranty, 5.00%, 3/01/33 ........................................          6,500,000        6,667,895
    Mobile Water and Sewer Commissioners Water and Sewer Revenue, Mobile Water, BHAC
       Insured, 5.00%, 1/01/36 ...........................................................         10,000,000       10,367,300
    Moulton Water Works Board Water Revenue, NATL Insured, 5.375%, 1/01/32 ...............          1,935,000        1,947,132
    Muscle Shoals GO, wts., NATL Insured, Pre-Refunded, 5.50%, 8/01/30 ...................          1,550,000        1,614,650
    Opelika Water Board Revenue, Assured Guaranty, 5.00%, 6/01/37 ........................          4,610,000        4,749,545
    Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, 5.00%,
       5/15/35 ...........................................................................          2,000,000        2,040,200
    Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33 ...................................          2,610,000        2,681,410
    Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/25 ......................          1,700,000        1,755,726
    Tallassee GO, Water Gas and Sewer wts., AMBAC Insured,
       5.25%, 5/01/31 ....................................................................            465,000          471,501
       Pre-Refunded, 5.25%, 5/01/31 ......................................................            670,000          713,865
    Troy Public Educational Building Authority Dormitory Revenue, Troy University Housing
       LLC Project, Series A, CIFG Insured, 5.00%, 9/01/32 ...............................          5,000,000        5,030,250
    Troy State University Student Fee Revenue, NATL Insured, 5.00%, 11/01/21 .............          2,215,000        2,278,681
    Trussville GO, wts., Series A, FGIC Insured, 5.00%, 10/01/36 .........................          4,740,000        4,841,531
    Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest
       Student Housing LLC University of Alabama Ridgecrest Residential Project, Assured
       Guaranty, 6.75%, 7/01/38 ..........................................................          5,000,000        5,651,400
    University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC
       Insured, 5.00%, 9/01/41 ...........................................................          9,000,000        8,729,190
    University of Montevallo Revenue, FSA Insured, Pre-Refunded, 5.30%, 5/01/22 ..........          1,940,000        2,070,484


                               Annual Report | 93

Franklin Tax-Free Trust

    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ALABAMA (CONTINUED)
    University of North Alabama Revenue,
       General Fee, Series A, FSA Insured, 5.375%, 11/01/17 ..............................   $      4,395,000   $    4,423,743
       Student Housing, FGIC Insured, 5.00%, 11/01/29 ....................................          2,995,000        3,035,762
    University of South Alabama University Revenues, Facilities, Capital Improvement,
       BHAC Insured, 5.00%, 8/01/38 ......................................................          5,000,000        5,233,850
    Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital,
       Series A, 5.65%, 11/01/22 .........................................................          3,465,000        2,667,461
                                                                                                                --------------
                                                                                                                   243,592,318
                                                                                                                --------------
    U.S. TERRITORIES 15.4%
    PUERTO RICO 15.4%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/38 ....................................................................          1,000,000        1,025,570
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.25%, 7/01/27 .........................................          1,495,000        1,592,982
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ........................................          1,885,000        2,005,433
       Refunding, FSA Insured, 5.25%, 7/01/27 ............................................          1,005,000        1,013,382
       Refunding, FSA Insured, 5.125%, 7/01/30 ...........................................          1,115,000        1,120,530
       Series A, 5.125%, 7/01/31 .........................................................          3,550,000        3,405,266
       Series A, Pre-Refunded, 5.125%, 7/01/31 ...........................................          1,450,000        1,542,641
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, Assured Guaranty, 5.25%, 7/01/36 .............................         10,335,000       10,787,776
    Puerto Rico Electric Power Authority Power Revenue,
       Series TT, 5.00%, 7/01/37 .........................................................          3,000,000        2,874,810
       Series WW, 5.50%, 7/01/38 .........................................................          3,350,000        3,380,887
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/27 ...............................................            760,000          760,433
       Refunding, Series G, 5.00%, 7/01/26 ...............................................          1,000,000          980,260
       Series D, Pre-Refunded, 5.25%, 7/01/27 ............................................          2,305,000        2,530,383
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A,
       5.75%, 8/01/37 ....................................................................          2,000,000        2,067,400
       5.375%, 8/01/39 ...................................................................          1,500,000        1,500,495
       6.00%, 8/01/42 ....................................................................          8,500,000        8,891,085
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                          45,479,333
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $286,098,207) ...............................................................                         289,071,651
                                                                                                                --------------
    SHORT TERM INVESTMENTS (COST $1,200,000) 0.4%
    MUNICIPAL BONDS 0.4%
    U.S. TERRITORIES 0.4%
    PUERTO RICO 0.4%
(a) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and
       Put, 0.12%, 7/01/32 ...............................................................          1,200,000        1,200,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $287,298,207) 98.5% ..........................................                         290,271,651
    OTHER ASSETS, LESS LIABILITIES 1.5% ..................................................                           4,415,969
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  294,687,620
                                                                                                                ==============

See Abbreviations on page 185.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               94 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 28,
                                                     -----------------------------------------------------------------
CLASS A                                                 2010         2009         2008(a)        2007          2006
-------                                              ----------   ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    10.90   $    11.17    $    11.94    $    11.93    $    12.00
                                                     ----------   ----------    ----------    ----------    ----------
Income from investment operations(b):
   Net investment income(c) ......................         0.53         0.53          0.53          0.53          0.54
   Net realized and unrealized gains (losses) ....         0.55        (0.27)        (0.74)         0.02         (0.06)
                                                     ----------   ----------    ----------    ----------    ----------
Total from investment operations .................         1.08         0.26         (0.21)         0.55          0.48
                                                     ----------   ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income .........................        (0.53)       (0.52)        (0.53)        (0.54)        (0.55)
   Net realized gains ............................           --        (0.01)        (0.03)           --            --
                                                     ----------   ----------    ----------    ----------    ----------
Total distributions ..............................        (0.53)       (0.53)        (0.56)        (0.54)        (0.55)
                                                     ----------   ----------    ----------    ----------    ----------
Redemption fees(d) ...............................           --           --(e)         --(e)         --(e)         --(e)
                                                     ----------   ----------    ----------    ----------    ----------
Net asset value, end of year .....................   $    11.45   $    10.90    $    11.17    $    11.94    $    11.93
                                                     ==========   ==========    ==========    ==========    ==========
Total return(f) ..................................        10.09%        2.37%        (1.83)%        4.64%         4.07%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         0.62%        0.62%         0.61%         0.61%         0.62%
Net investment income ............................         4.74%        4.77%         4.51%         4.51%         4.54%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $1,137,684   $1,155,202    $1,279,340    $1,476,477    $1,533,884
Portfolio turnover rate ..........................         9.22%       10.74%         6.85%         6.90%         9.37%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 95

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                   YEAR ENDED FEBRUARY 28,
                                                     --------------------------------------------------
CLASS B                                                2010      2009     2008(a)      2007       2006
-------                                              -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 10.99   $ 11.25    $ 12.02    $ 12.01    $ 12.08
                                                     -------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ......................      0.48      0.47       0.47       0.47       0.48
   Net realized and unrealized gains (losses) ....      0.55     (0.26)     (0.75)      0.01      (0.07)
                                                     -------   -------    -------    -------    -------
Total from investment operations .................      1.03      0.21      (0.28)      0.48       0.41
                                                     -------   -------    -------    -------    -------
Less distributions from:
   Net investment income .........................     (0.47)    (0.46)     (0.46)     (0.47)     (0.48)
   Net realized gains ............................        --     (0.01)     (0.03)        --         --
                                                     -------   -------    -------    -------    -------
Total distributions ..............................     (0.47)    (0.47)     (0.49)     (0.47)     (0.48)
                                                     -------   -------    -------    -------    -------
Redemption fees(d) ...............................        --        --(e)      --(e)      --(e)      --(e)
                                                     -------   -------    -------    -------    -------
Net asset value, end of year .....................   $ 11.55   $ 10.99    $ 11.25    $ 12.02    $ 12.01
                                                     =======   =======    =======    =======    =======
Total return(f) ..................................      9.50%     1.89%     (2.43)%     4.12%      3.48%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................      1.17%     1.17%      1.16%      1.16%      1.17%
Net investment income ............................      4.19%     4.22%      3.96%      3.96%      3.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $26,305   $36,536    $47,654    $59,481    $68,109
Portfolio turnover rate ..........................      9.22%    10.74%      6.85%      6.90%      9.37%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               96 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                     -------------------------------------------------------
CLASS C                                                2010       2009       2008(a)      2007        2006
-------                                              --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  11.06   $  11.32    $  12.09    $  12.07    $  12.14
                                                     --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ......................       0.48       0.48        0.47        0.48        0.48
   Net realized and unrealized gains (losses) ....       0.56      (0.27)      (0.75)       0.01       (0.07)
                                                     --------   --------    --------    --------    --------
Total from investment operations .................       1.04       0.21       (0.28)       0.49        0.41
                                                     --------   --------    --------    --------    --------
Less distributions from:
   Net investment income .........................      (0.47)     (0.46)      (0.46)      (0.47)      (0.48)
   Net realized gains ............................         --      (0.01)      (0.03)         --          --
                                                     --------   --------    --------    --------    --------
Total distributions ..............................      (0.47)     (0.47)      (0.49)      (0.47)      (0.48)
                                                     --------   --------    --------    --------    --------
Redemption fees(d) ...............................         --         --(e)       --(e)       --(e)       --(e)
                                                     --------   --------    --------    --------    --------
Net asset value, end of year .....................   $  11.63   $  11.06    $  11.32    $  12.09    $  12.07
                                                     ========   ========    ========    ========    ========
Total return(f) ..................................       9.53%      1.86%      (2.41)%      4.18%       3.45%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       1.17%      1.17%       1.16%       1.15%       1.17%
Net investment income ............................       4.19%      4.22%       3.96%       3.97%       3.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $119,496   $109,884    $115,863    $136,712    $140,508
Portfolio turnover rate ..........................       9.22%     10.74%       6.85%       6.90%       9.37%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 97

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS 99.1%
    FLORIDA 93.2%
    Alachua County Health Facilities Authority Health Facilities Revenue, Shands
       Healthcare Project,
       Refunding, Series D-1, 6.50%, 12/01/19 ............................................   $      1,215,000   $    1,348,152
       Refunding, Series D-1, 6.75%, 12/01/22 ............................................          1,000,000        1,095,190
       Series D-2, 6.75%, 12/01/30 .......................................................          5,000,000        5,421,500
    Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .......................          2,000,000        2,052,600
    Brevard County Health Facilities Authority Health Care Facilities Revenue, Health
       First Inc. Project,
       7.00%, 4/01/39 ....................................................................          2,000,000        2,194,040
       NATL Insured, 5.00%, 4/01/26 ......................................................          5,000,000        4,841,750
    Brevard County School Board COP,
       Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ................................          4,415,000        4,617,119
       Series A, AMBAC Insured, 5.00%, 7/01/26 ...........................................         10,675,000       10,776,306
    Broward County Educational Facilities Authority Revenue, Educational Facilities, Nova
       Southeastern University, Refunding, Series B, 5.60%, 4/01/29 ......................          3,180,000        3,150,426
    Broward County Health Facilities Authority Revenue, Catholic Health Services,
       Refunding,
       5.50%, 8/15/20 ....................................................................          9,360,000        9,281,095
    Broward County HFA,
       MFHR, Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 .............          3,000,000        2,897,490
       MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ....................          1,980,000        1,980,673
       MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 .....................          5,730,000        5,730,344
       MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 .....................            990,000          961,894
       MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ......................          1,980,000        1,871,892
       SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29 ........................            245,000           65,930
    Broward County HFAR, Series D, GNMA Secured, 7.375%, 6/01/21 .........................             65,000           65,170
    Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 ...............         21,500,000       21,809,600
    Broward County Water and Sewer Utility Revenue, Series A, 5.25%, 10/01/34 ............          2,200,000        2,286,108
    Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ..............          3,500,000        3,347,470
    Celebration CDD, Special Assessment, Series A, NATL Insured, 5.50%, 5/01/18 ..........          1,225,000        1,225,551
    Citizens Property Insurance Corp. Revenue, Senior Secured, High-Risk Account, Series
       A-1, 6.00%, 6/01/17 ...............................................................          5,000,000        5,481,550
    Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%,
       8/15/23 ...........................................................................          8,530,000        8,532,218
    Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA
       Insured,
       6.50%, 10/01/25 ...................................................................          2,225,000        2,225,111
    Clearwater Water and Sewer Revenue, Series A, 5.25%, 12/01/39 ........................          2,000,000        2,034,940
    Crossing at Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series
       B, NATL Insured, 5.80%, 5/01/16 ...................................................          5,980,000        6,050,205
    Dade County Aviation Revenue, Miami International Airport, Series C, FSA Insured,
       5.125%, 10/01/27 ..................................................................          9,550,000        9,555,921
    Daytona Beach Utility System Revenue, Refunding, Series B, NATL Insured, 5.00%,
       11/15/32 ..........................................................................          3,250,000        3,004,853
    Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty,
       5.25%, 7/01/35 ....................................................................         10,000,000       10,006,500
    Enterprise CDD, Water and Sewer Revenue, NATL Insured, 5.50%, 5/01/26 ................          3,000,000        3,020,040
    Escambia County Health Facilities Authority Health Facility Revenue,
       Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ..............................          8,750,000        8,793,750
       Baptist Hospital Inc. Project, Series A, 6.00%, 8/15/36 ...........................         11,000,000       10,913,100
       Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ......          1,025,000        1,070,746

                               98 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Escambia County HFA, SFMR, Multi-County Program, Refunding, Series A, NATL Insured,
       6.40%, 10/01/30 ...................................................................   $        225,000   $      225,275
    Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc. ....
       Project, Refunding, NATL Insured, 5.00%, 6/01/31 ..................................          6,580,000        5,830,801
    Florida HFAR,
       Homeowner Mortgage, Series 1, NATL Insured, 5.625%, 7/01/17 .......................          1,290,000        1,297,005
       Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ......................          5,000,000        5,004,150
       Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ....................          2,000,000        2,000,660
    Florida HFC Revenue,
       Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ................          1,225,000        1,243,559
       Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 ...............          4,885,000        4,916,069
       Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, zero cpn., 7/01/30          1,790,000          447,411
       Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 ...................          3,425,000        3,479,766
       Deferred Interest, Homeowner Mortgage, Series 1, NATL Insured, zero cpn., 7/01/17 .            930,000          627,173
       Deferred Interest, Homeowner Mortgage, Series 2, NATL Insured, zero cpn., 1/01/29 .          9,780,000        3,323,146
       Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 .........................          1,080,000        1,082,938
       Homeowner Mortgage, Series 4, GNMA Secured, 6.375%, 7/01/38 .......................          4,835,000        5,204,442
       Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 ...............          3,000,000        3,039,720
    Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC
       Insured,
       5.00%, 2/01/21 ....................................................................          1,355,000        1,373,875
    Florida Ports Financing Commission Revenue, State Transportation Trust Fund,
       Intermodal Program, FGIC Insured, 5.50%, 10/01/23 .................................          7,000,000        7,073,500
    Florida State Board of Education Capital Outlay GO, Public Education,
       Refunding, Series D, 5.75%, 6/01/22 ...............................................         25,900,000       26,401,942
       Refunding, Series D, 6.00%, 6/01/23 ...............................................         15,000,000       18,855,450
       Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 .................................          5,000,000        5,153,500
       Series C, FGIC Insured, Pre-Refunded, 5.75%, 6/01/29 ..............................          3,000,000        3,070,950
    Florida State Board of Education GO,
       Series A, 5.50%, 6/01/38 ..........................................................         10,000,000       10,830,100
       Series F, NATL Insured, 5.00%, 6/01/28 ............................................         14,405,000       14,854,724
    Florida State Board of Education Lottery Revenue, Series A, FGIC Insured, 5.00%,
       7/01/20 ...........................................................................          6,000,000        6,338,940
    Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
       Pre-Refunded, 5.75%, 7/01/25 ......................................................          3,400,000        3,495,642
    Florida State Department of Environmental Protection Preservation Revenue, Florida
       Forever, Series A, NATL Insured, 5.00%, 7/01/21 ...................................          4,000,000        4,161,480
    Florida State Mid-Bay Bridge Authority Revenue,
       Exchangeable, Refunding, Series D, 6.10%, 10/01/22 ................................         13,455,000       12,441,704
       Exchangeable, Series A, 5.95%, 10/01/13 ...........................................          3,115,000        3,128,332
       Exchangeable, Series D, ETM, 6.10%, 10/01/22 ......................................          3,545,000        4,394,843
       Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25 ........................          9,845,000        5,254,080
       Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26 ........................          2,500,000        1,263,750
       Series A, ETM, 6.875%, 10/01/22 ...................................................          6,000,000        7,959,240
    Florida State Municipal Power Agency Revenue,
       All Requirements Power Supply Project, Series A, 5.00%, 10/01/31 ..................          6,000,000        6,020,520
       All Requirements Power Supply Project, Series A, 6.25%, 10/01/31 ..................          2,000,000        2,258,200
       Stanton II Project, Refunding, AMBAC Insured, 5.00%, 10/01/26 .....................          5,000,000        5,068,550
       Stanton Project, Refunding, 5.50%, 10/01/19 .......................................          1,000,000        1,122,580


                               Annual Report | 99

Franklin Tax-Free Trust

    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Florida State Turnpike Authority Turnpike Revenue, Department of Transportation,
       Refunding, Series A, 5.00%, 7/01/35 ...............................................   $      5,000,000   $    5,122,850
       Series B, 5.00%, 7/01/30 ..........................................................          3,455,000        3,483,020
    Fort Lauderdale Water and Sewer Revenue,
       5.00%, 9/01/35 ....................................................................         24,090,000       24,603,117
       NATL Insured, 5.00%, 9/01/31 ......................................................          8,315,000        8,565,780
    Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%,
       9/01/32 ...........................................................................          1,500,000        1,613,520
    Fort Pierce Utilities Authority Revenue,
       AMBAC Insured, 5.00%, 10/01/27 ....................................................          7,000,000        7,153,440
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20 ................          3,090,000        1,892,316
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21 ................          2,585,000        1,509,640
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22 ................          3,090,000        1,718,411
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23 ................          3,060,000        1,622,014
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24 ................          2,560,000        1,283,968
    Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Refunding,
       Series C, 5.00%, 10/01/39 .........................................................          4,250,000        4,166,190
    Halifax Hospital Medical Center Hospital Revenue,
       Refunding and Improvement, Series A, 5.00%, 6/01/38 ...............................         11,395,000       10,236,698
       Series B-1, FSA Insured, 5.50%, 6/01/38 ...........................................         10,000,000       10,038,500
    Hernando County School Board COP, NATL Insured, 5.00%, 7/01/35 .......................         10,000,000        9,692,000
    Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA
       Secured, 5.30%, 12/20/18 ..........................................................          1,145,000        1,161,167
    Highlands County Health Facilities Authority Revenue, Adventist Health Systems, Series
       A, Pre-Refunded, 6.00%, 11/15/31 ..................................................         16,000,000       17,499,360
    Hillsborough County Assessment Revenue, Capacity Assessment Special, FSA Insured,
       5.125%, 3/01/20 ...................................................................          1,000,000        1,004,340
    Hillsborough County Aviation Authority Revenue, Series B, Assured Guaranty, 5.00%,
       10/01/33 ..........................................................................          5,465,000        5,587,197
       10/01/38 ..........................................................................          6,725,000        6,808,995
    Hillsborough County IDA, PCR, Tampa Electric Co. Project,
       Refunding, 5.50%, 10/01/23 ........................................................         16,000,000       16,248,480
       Series A, 5.65%, 5/15/18 ..........................................................          6,500,000        7,054,840
    Hillsborough County IDAR, Tampa General Hospital Project, Refunding, Series B, 5.40%,
       10/01/28 ..........................................................................          7,000,000        6,999,650
    Hillsborough County School Board COP, Master Lease Program, Series B, NATL Insured,
       5.00%, 7/01/29 ....................................................................         10,000,000       10,192,600
    Jacksonville Capital Improvement Revenue,
       Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 ...............................          3,460,000        3,512,488
       Series A, AMBAC Insured, 5.00%, 10/01/30 ..........................................         10,000,000       10,088,600
    Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
       5.00%, 10/01/32 ...................................................................         17,250,000       17,348,670
    Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 .......................          5,000,000        5,160,700
    Jacksonville Transportation Revenue, NATL Insured,
       5.25%, 10/01/29 ...................................................................         17,955,000       18,206,370
       5.00%, 10/01/31 ...................................................................         25,000,000       25,297,500
    Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15 ...............          5,000,000        5,064,900


                              100 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 ................   $      5,000,000   $    4,961,900
    Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn., 10/01/14 ..          5,770,000        5,286,705
    Lakeland Hospital System Revenue, Lakeland Regional Health System, Pre-Refunded,
       5.75%, 11/15/27 ...................................................................          6,925,000        7,886,398
       5.50%, 11/15/32 ...................................................................         12,070,000       13,665,413
    Lee County Airport Revenue,
       Refunding, FSA Insured, 5.00%, 10/01/33 ...........................................          5,000,000        5,067,750
       Series A, FSA Insured, 6.00%, 10/01/32 ............................................         11,405,000       11,622,037
    Leesburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32 ..          4,150,000        3,852,901
    Marion County Utility System Revenue,
       FGIC Insured, 5.00%, 12/01/31 .....................................................          5,000,000        5,089,350
       Series A, NATL Insured, 5.00%, 12/01/28 ...........................................          5,000,000        5,128,250
    Melbourne Water and Sewer Revenue,
       Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26 ......................          1,500,000          745,770
       Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn., 10/01/22 ......          1,785,000          926,754
       Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn., 10/01/26 ......          4,500,000        1,783,890
       FGIC Insured, Pre-Refunded, 5.25%, 10/01/30 .......................................          3,000,000        3,112,920
    Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ...................          7,000,000        7,029,260
    Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39 ...........          4,000,000        3,963,240
    Miami Special Obligation Revenue, 5.625%, 1/01/39 ....................................         15,000,000       15,066,000
    Miami-Dade County Aviation Revenue, Miami International Airport,
       Hub of the Americas, Refunding, NATL Insured, 5.375%, 10/01/27 ....................          5,000,000        5,009,900
       Hub of the Americas, Refunding, NATL Insured, 5.375%, 10/01/32 ....................          5,000,000        4,856,600
       Hub of the Americas, Refunding, Series A, XLCA Insured, 5.00%, 10/01/37 ...........         10,000,000        8,968,100
       Refunding, Series A, 5.375%, 10/01/35 .............................................          7,500,000        7,508,625
       Refunding, Series A, 5.50%, 10/01/36 ..............................................          5,000,000        5,040,500
    Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
       Pre-Refunded, 5.75%, 4/01/29 ......................................................          5,000,000        5,071,300
    Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%,
       7/01/33 ...........................................................................          5,000,000        5,358,000
    Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,
       5.25%, 10/01/19 ...................................................................            430,000          430,976
       5.40%, 10/01/33 ...................................................................          1,500,000        1,380,255
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL
       Insured, 5.00%, 6/01/35 ...........................................................         15,000,000       13,952,400
    Miami-Dade County School Board COP, Assured Guaranty, 5.375%, 2/01/34 ................          5,000,000        5,151,400
    Miami-Dade County Special Obligation Revenue,
       Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/35 ..............          5,000,000        4,726,750
       Sub Series B, NATL Insured, zero cpn., 10/01/36 ...................................          5,635,000          876,862
       Sub Series C, NATL Insured, zero cpn., 10/01/28 ...................................          8,305,000        2,443,746
       sub. lien, Refunding, Series A, NATL Insured, zero cpn., 10/01/25 .................         22,365,000        8,381,955
    (a) Miami-Dade County Water and Sewer Revenue, Miami-Dade County Water and Sewer,
       System, FSA Insured, 5.00%, 10/01/39 ..............................................          5,000,000        4,999,800
    North Broward Hospital District Revenue, Improvement, Pre-Refunded, 6.00%, 1/15/31 ...         25,530,000       27,043,163
    Okaloosa County Water and Sewer Revenue, Refunding, FSA Insured, 5.00%, 7/01/36 ......         10,000,000       10,096,500
    Orange County Health Facilities Authority Revenue,
       Adventist Health System Inc., Pre-Refunded, 6.375%, 11/15/20 ......................          3,000,000        3,156,180
       Adventist Health System Inc., Pre-Refunded, 6.25%, 11/15/24 .......................          5,500,000        6,182,385


                               Annual Report | 101

Franklin Tax-Free Trust

    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Orange County Health Facilities Authority Revenue, (continued)
       Adventist Health System Inc., Pre-Refunded, 6.50%, 11/15/30 .......................   $     10,750,000   $   11,318,997
       Hospital, Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32 ............         15,000,000       16,758,000
       Hospital, Orlando Regional Healthcare, Series B, 5.125%, 11/15/39 .................          5,000,000        4,682,500
       Hospital, Orlando Regional Healthcare, Series B, FSA Insured, 5.00%, 12/01/32 .....          5,000,000        4,867,100
       Hospital, Orlando Regional Healthcare, Series C, 5.25%, 10/01/35 ..................          4,000,000        3,850,960
       Orlando Regional Healthcare System, Pre-Refunded, 6.00%, 12/01/29 .................          6,000,000        6,836,340
    Orange County HFA Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 ........            265,000          267,229
    Orange County School Board COP, Series A,
       Assured Guaranty, 5.50%, 8/01/34 ..................................................         10,000,000       10,783,800
       NATL Insured, 5.00%, 8/01/27 ......................................................         12,000,000       12,148,800
    Orange County Tourist Development Tax Revenue, Refunding, XLCA Insured, 5.00%,
       10/01/31 ..........................................................................         12,970,000       13,048,858
    Orlando Tourist Development Tax Revenue, Senior 6th Cent Contract Payments, Series A,
       Assured Guaranty, 5.25%, 11/01/38 .................................................         16,740,000       16,854,167
    Orlando-Orange County Expressway Authority Revenue,
       junior lien, FGIC Insured, 5.00%, 7/01/28 .........................................          8,000,000        8,012,480
       senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ..................................            265,000          339,486
       Series B, AMBAC Insured, 5.00%, 7/01/35 ...........................................          6,135,000        6,056,472
    Osceola County IDAR, Community Provider Pooled Loan Program, Series A, FSA Insured,
       7.75%, 7/01/10 ....................................................................             34,000           34,009
    Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ........................         10,000,000       10,011,100
    Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ........         10,000,000       10,057,200
    Palm Beach County HFA MFR, Housing Winsor Park Apartments Project, Series A, 5.90%,
       6/01/38 ...........................................................................            975,000          975,078
    Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 ...........          3,650,000        3,394,865
    Palm Beach County IDR, South Florida Fair Project, NATL Insured, 5.50%, 6/01/31 ......          5,000,000        5,002,850
    Palm Beach County Public Improvement Revenue, 5.00%, 5/01/33 .........................          1,000,000        1,049,800
    Palm Beach County School Board COP, Series A, FGIC Insured, Pre-Refunded, 6.00%,
       8/01/22 ...........................................................................          5,000,000        5,168,850
    Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, 5.50%,
       10/01/25 ..........................................................................          5,000,000        5,475,250
    Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40 ...........................          5,000,000        5,145,550
    Panama City Beach Utility Revenue,
       Assured Guaranty, 5.00%, 6/01/39 ..................................................          5,000,000        4,992,000
       Refunding, AMBAC Insured, 5.00%, 6/01/27 ..........................................          4,450,000        4,486,757
       Refunding, AMBAC Insured, 5.00%, 6/01/32 ..........................................          2,795,000        2,808,891
    Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA
       Insured, 5.00%, 11/15/30 ..........................................................         11,500,000       11,553,130
    Pinellas County HFA, SFHR, Multi-County, Series B-1, zero cpn., 9/01/31 ..............            205,000           48,683
    Polk County Capital Improvement Revenue, FSA Insured, Pre-Refunded, 5.75%, 12/01/21 ..          2,350,000        2,469,521
    Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ..................          4,000,000        4,044,280
    Port Everglades Authority Port Improvement Revenue, Capital Appreciation, ETM, zero
       cpn., 9/01/10 .....................................................................          8,595,000        8,562,855
    Port St. Lucie Utility Revenue, System,
       Capital Appreciation, NATL Insured, Pre-Refunded, zero cpn., 9/01/29 ..............         20,000,000        6,900,800
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/32 .......          5,000,000        1,217,800
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/33 .......          5,000,000        1,132,800


                              102 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Port St. Lucie Utility Revenue, System, (continued)
       Refunding, Assured Guaranty, 5.25%, 9/01/35 .......................................   $      2,000,000   $    2,072,060
       Refunding, Series A, NATL Insured, 5.00%, 9/01/30 .................................         11,580,000       11,727,182
       Refunding, Series A, NATL Insured, 5.00%, 9/01/31 .................................          2,305,000        2,325,330
    Sarasota Special Obligation Revenue, Capital Appreciation, Refunding, AMBAC Insured,
       zero cpn.,
       11/01/12 ..........................................................................          1,780,000        1,667,006
       11/01/15 ..........................................................................          2,180,000        1,745,046
    South Broward Hospital District Revenue,
       Pre-Refunded, 5.60%, 5/01/27 ......................................................          5,000,000        5,540,500
       Pre-Refunded, 5.625%, 5/01/32 .....................................................         16,250,000       18,015,400
       South Broward Hospital District Obligated Group, Refunding, 5.00%, 5/01/36 ........          7,000,000        7,027,440
    South Florida Water Management District COP, AMBAC Insured, 5.00%, 10/01/31 ..........         12,050,000       12,279,311
    St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,
       6/01/22 ...........................................................................          4,000,000        2,166,360
       6/01/23 ...........................................................................          4,255,000        2,167,284
       6/01/24 ...........................................................................          1,500,000          716,820
       6/01/25 ...........................................................................          2,130,000          954,645
    St. Lucie West Services District Utility Revenue, senior lien, NATL Insured, 6.125%,
       10/01/32 ..........................................................................         10,000,000       10,264,100
    St. Petersburg Public Utilities Revenue, Series A, 5.00%, 10/01/36 ...................          3,180,000        3,287,484
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ..........          2,550,000        2,780,010
    Tallahassee Energy System Revenue, NATL Insured, 5.00%, 10/01/35 .....................          1,000,000        1,015,020
    Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 ..............................          2,490,000        2,576,801
    Tamarac Utility System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39 .........          1,585,000        1,565,631
    Tampa Bay Water Utility System Revenue,
       FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 .......................................         15,000,000       16,221,150
       Series B, FGIC Insured, 5.00%, 10/01/31 ...........................................         10,000,000       10,097,700
    Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project,
       NATL Insured,
       6.00%, 10/01/15 ...................................................................          1,000,000        1,055,740
       6.05%, 10/01/20 ...................................................................          1,715,000        1,863,588
       6.10%, 10/01/26 ...................................................................          2,695,000        3,037,400
    Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%,
       10/01/16 ..........................................................................          1,205,000        1,418,285
    Viera East CDD Special Assessment,
       Refunding, 7.00%, 5/01/26 .........................................................          6,255,000        6,212,341
       Series B, ETM, 6.75%, 5/01/14 .....................................................          3,670,000        4,007,640
    Village Center CDD Recreational Revenue, Series A, NATL Insured, 5.20%, 11/01/25 .....         10,000,000        8,787,200
    Volusia County Educational Facility Authority Revenue, Educational Facilities,
       Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22 ......          2,000,000        2,006,500
       Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ....................          5,000,000        5,009,950
    West Lake CDD, Special Assessment Revenue, NATL Insured, 5.75%, 5/01/17 ..............          1,495,000        1,435,589
    West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ....................         10,850,000       11,023,925
    West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment, 5.00%,
       3/01/35 ...........................................................................          1,000,000          897,290
    Winter Park Water and Sewer Revenue, Improvement, Refunding, 5.00%, 12/01/34 .........          2,000,000        2,047,900
                                                                                                                --------------
                                                                                                                 1,197,087,393
                                                                                                                --------------


                               Annual Report | 103

Franklin Tax-Free Trust

    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 5.9%
    PUERTO RICO 5.2%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/44 ....................................................................   $      2,100,000   $    2,152,290
    Puerto Rico Commonwealth GO, Public Improvement,
       Refunding, Series B, 6.00%, 7/01/39 ...............................................         15,000,000       15,408,000
       Series A, 5.00%, 7/01/29 ..........................................................         10,000,000        9,465,600
       Series A, 5.00%, 7/01/33 ..........................................................          6,360,000        5,834,982
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series A, NATL Insured, 5.00%, 7/01/38 .................................            560,000          523,035
       Refunding, Series K, 5.00%, 7/01/30 ...............................................          5,000,000        4,760,550
       Series B, Pre-Refunded, 6.00%, 7/01/39 ............................................          5,000,000        5,144,400
       Series G, 5.00%, 7/01/33 ..........................................................          1,680,000        1,561,879
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%,
       6/01/26 ...........................................................................          5,900,000        5,958,056
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..............................................          1,210,000        1,191,717
       Series D, Pre-Refunded, 5.375%, 7/01/33 ...........................................          1,000,000        1,100,640
       Series I, 5.00%, 7/01/36 ..........................................................          5,000,000        4,538,000
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A, 6.00%,
       8/01/42 ...........................................................................          8,000,000        8,368,080
                                                                                                                --------------
                                                                                                                    66,007,229
                                                                                                                --------------
    U.S. VIRGIN ISLANDS 0.7%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured,
       5.00%, 10/01/33 ...................................................................         10,000,000        9,418,900
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                          75,426,129
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
    (COST $1,230,298,963) ................................................................                       1,272,513,522
                                                                                                                --------------
    SHORT TERM INVESTMENTS 0.1%
    MUNICIPAL BONDS 0.1%
    FLORIDA 0.1%
(b) Broward County Educational Facilities Authority Revenue, Educational Facilities,
       Nova Southeastern University, Refunding, Series C, Daily VRDN & Put, 0.13%,
       4/01/24 ...........................................................................            300,000          300,000
(b) Jacksonville Health Facilities Authority Hospital Revenue, Series A, Daily VRDN
       and Put, 0.13%, 8/15/33 ...........................................................            600,000          600,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $900,000) .........................................                             900,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $1,231,198,963) 99.2% ........................................                       1,273,413,522
    OTHER ASSETS, LESS LIABILITIES 0.8% ..................................................                          10,071,632
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $1,283,485,154
                                                                                                                ==============

See Abbreviations on page 185.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               104 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                   --------------------------------------------------------
CLASS A                                              2010       2009      2008(a)       2007          2006
-------                                            --------   --------   --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.24   $  11.36   $  12.20     $  12.13     $  12.17
                                                   --------   --------   --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ....................       0.50       0.49       0.49         0.50         0.51
   Net realized and unrealized gains (losses) ..       0.68      (0.11)     (0.84)        0.06        (0.04)
                                                   --------   --------   --------     --------     --------
Total from investment operations ...............       1.18       0.38      (0.35)        0.56         0.47
                                                   --------   --------   --------     --------     --------
Less distributions from net investment income ..      (0.50)     (0.50)     (0.49)       (0.49)       (0.51)
                                                   --------   --------   --------     --------     --------
Redemption fees(d) .............................         --         --         --(e)        --(e)        --(e)
                                                   --------   --------   --------     --------     --------
Net asset value, end of year ...................   $  11.92   $  11.24   $  11.36     $  12.20     $  12.13
                                                   ========   ========   ========     ========     ========
Total return(f) ................................      10.66%      3.38%     (2.97)%       4.79%        3.91%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.68%      0.69%      0.72%        0.73%        0.74%
Net investment income ..........................       4.27%      4.33%      4.10%        4.13%        4.18%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $365,223   $308,087   $253,104     $220,989     $205,875
Portfolio turnover rate ........................       9.61%      9.61%      8.00%        4.50%        8.54%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 105

Franklin Tax-Free Trust

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   ----------------------------------------------------
CLASS C                                              2010       2009    2008(a)       2007        2006
-------                                            --------   -------   -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.35   $ 11.47   $ 12.31     $ 12.24     $ 12.27
                                                   --------   -------   -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ....................       0.44      0.43      0.43        0.44        0.44
   Net realized and unrealized gains (losses) ..       0.69     (0.11)    (0.84)       0.06       (0.03)
                                                   --------   -------   -------     -------     -------
Total from investment operations ...............       1.13      0.32     (0.41)       0.50        0.41
                                                   --------   -------   -------     -------     -------
Less distributions from net investment income ..      (0.43)    (0.44)    (0.43)      (0.43)      (0.44)
                                                   --------   -------   -------     -------     -------
Redemption fees(d) .............................         --        --        --(e)       --(e)       --(e)
                                                   --------   -------   -------     -------     -------
Net asset value, end of year ...................   $  12.05   $ 11.35   $ 11.47     $ 12.31     $ 12.24
                                                   ========   =======   =======     =======     =======
Total return(f) ................................      10.14%     2.78%    (3.48)%      4.16%       3.39%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.23%     1.24%     1.27%       1.28%       1.29%
Net investment income ..........................       3.72%     3.78%     3.55%       3.58%       3.63%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $101,641   $68,721   $52,087     $50,700     $43,983
Portfolio turnover rate ........................       9.61%     9.61%     8.00%       4.50%       8.54%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               106 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS 98.5%
    GEORGIA 93.2%
    Athens-Clarke County Unified Government Water and Sewer Revenue,
       5.625%, 1/01/33 ...................................................................   $     10,000,000   $   11,002,700
       5.50%, 1/01/38 ....................................................................          5,000,000        5,417,450
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
       Refunding, Series C, FSA Insured, 5.00%, 1/01/33 ..................................          5,000,000        5,009,300
       Series J, FSA Insured, 5.00%, 1/01/34 .............................................          5,000,000        4,992,750
    Atlanta Development Authority Educational Facilities Revenue, Science Park LLC
       Project, 5.00%, 7/01/32 ...........................................................          3,000,000        2,988,480
    Atlanta Development Authority Revenue,
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 .....          2,555,000        2,543,758
       Yamacraw Design Center Project, Series A, NATL Insured, Pre-Refunded, 5.125%,
          1/01/23 ........................................................................          4,150,000        4,473,409
    Atlanta GO, Refunding, Assured Guaranty, 5.25%, 12/01/23 .............................          2,000,000        2,217,020
    Atlanta Public Safety and Judicial Facilities Authority Revenue, Public Safety
       Facility Project, FSA Insured, 5.00%, 12/01/26 ....................................          1,140,000        1,222,057
    Atlanta Tax Allocation, Atlantic State Project, Refunding, Assured Guaranty, 5.00%,
       12/01/23 ..........................................................................          1,000,000        1,009,510
    Atlanta Urban Residential Finance Authority MFHR, Fulton Cotton Mill, GNMA Secured,
       6.00%, 5/20/17 ....................................................................            790,000          790,916
       6.125%, 5/20/27 ...................................................................          1,560,000        1,562,246
    Atlanta Water and Wastewater Revenue,
       Refunding, Series A, 6.00%, 11/01/28 ..............................................          5,055,000        5,346,876
       Refunding, Series A, NATL Insured, 5.00%, 11/01/33 ................................          8,000,000        7,857,840
       Series A, FSA Insured, 5.50%, 11/01/27 ............................................          5,000,000        5,418,000
    Augusta Water and Sewer Revenue,
       FSA Insured, 5.25%, 10/01/39 ......................................................          3,000,000        3,090,780
       Refunding, FSA Insured, 5.00%, 10/01/32 ...........................................          5,000,000        5,066,100
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
       5.25%, 12/01/22 ...................................................................          2,500,000        2,211,900
       5.375%, 12/01/28 ..................................................................          2,000,000        1,665,160
    Bartow County Development Authority PCR, Georgia Power Co., First Series, 5.10%,
       6/01/23 ...........................................................................          5,000,000        5,132,300
    Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue,
       MGC Real Estate Foundation II LLC Project, 5.00%, 7/01/33 .........................          3,500,000        3,428,950
    Bulloch County Development Authority Lease Revenue, Georgia Southern University,
       XLCA Insured, 5.00%, 8/01/27 ......................................................          5,000,000        5,110,850
    Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle Project,
       Series B, 5.50%, 1/01/33 ..........................................................          5,000,000        5,235,750
       Series E, 7.00%, 1/01/23 ..........................................................          5,000,000        5,885,200
    Carroll City-County Hospital Authority Revenue Anticipation Certificates, Tanner
       Medical Center Inc. Project, Assured Guaranty, 5.00%, 7/01/38 .....................          5,000,000        4,788,000
    Cherokee County GO, 5.00%, 4/01/26 ...................................................          1,000,000        1,102,680
    Cherokee County Water and Sewer Authority Revenue,
       FSA Insured, 5.00%, 8/01/35 .......................................................          3,000,000        3,123,150
       NATL Insured, 6.90%, 8/01/18 ......................................................             10,000           10,008
       Water and Sewer, Refunding, 5.00%, 8/01/27 ........................................          2,320,000        2,538,660
       Water and Sewer, Refunding, 5.00%, 8/01/28 ........................................          2,030,000        2,205,006
    Clayton County Development Authority Revenue, Refunding, Series A, NATL Insured,
       5.00%, 8/01/23 ....................................................................          2,310,000        2,471,169

                              Annual Report | 107

Franklin Tax-Free Trust

    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ....   $        930,000   $      932,344
    Cobb County Development Authority Parking Revenue, Kennesaw State University
       Foundation Inc. Project, NATL Insured, 5.00%, 7/15/29 .............................          2,000,000        2,028,840
    Cobb County Development Authority University Facilities Revenue, Kennesaw State
       University, Sub Series D, NATL Insured, 5.00%, 7/15/29 ............................          5,000,000        4,726,850
    College Park Business and IDAR, Civic Center Project, AMBAC Insured, Pre-Refunded,
       5.75%, 9/01/26 ....................................................................          2,000,000        2,094,680
    Columbia County Water and Sewer Revenue, FSA Insured, 5.00%, 6/01/24 .................          1,130,000        1,225,485
    Columbus Water and Sewer Revenue, FSA Insured, 5.00%, 5/01/29 ........................          2,500,000        2,621,275
    Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty,
       5.25%, 9/01/30 ....................................................................          1,750,000        1,781,185
       5.50%, 9/01/37 ....................................................................          5,000,000        5,202,900
    Decatur County School Building Authority Revenue, High School Project, FSA Insured,
       5.00%, 10/01/32 ...................................................................          1,500,000        1,554,480
    DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety
       and Judicial Facility Project, 5.00%, 12/01/29 ....................................          2,000,000        2,100,520
    DeKalb County School District COP, Georgia School Boards Assn. Inc., AMBAC Insured,
       5.00%, 12/01/27 ...................................................................          4,285,000        4,538,458
    DeKalb County Water and Sewer Revenue, Refunding, Series B, FSA Insured, 5.00%,
       10/01/35 ..........................................................................          7,000,000        7,619,920
    DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue, Georgia
       Gwinnett College Student Centre LLC Project, 5.50%, 7/01/34 .......................          3,000,000        2,909,790
    DeKalb Private Hospital Authority Revenue Anticipation Certificates, Children's
       Healthcare, Refunding, 5.25%, 11/15/39 ............................................          5,000,000        5,071,700
    Douglasville-Douglas County Water and Sewer Authority Revenue, NATL Insured, 5.00%,
       6/01/29 ...........................................................................          3,410,000        3,565,462
       6/01/32 ...........................................................................          2,225,000        2,316,715
    East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA
       Insured, 5.00%, 2/01/34 ...........................................................          5,480,000        4,338,516
    Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26 ......          3,000,000        3,080,310
    Fayette County School District GO, FSA Insured, zero cpn. to 9/01/10,
       4.75% thereafter, 3/01/21 .........................................................          1,355,000        1,389,241
       4.95% thereafter, 3/01/25 .........................................................          1,000,000        1,018,090
    Forsyth County Water and Sewerage Authority Revenue, FSA Insured, 5.00%, 4/01/32 .....          5,000,000        5,217,650
    Fulton County Development Authority Revenue,
       Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31 ........................          3,000,000        3,068,220
       Georgia Tech Foundation Funding SAC II Project, Series A, 5.25%, 11/01/30 .........          5,000,000        5,183,250
       Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/27 ...........................          1,060,000        1,160,202
       Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/28 ...........................          1,200,000        1,304,340
       Molecular Science Building Project, NATL Insured, 5.00%, 5/01/25 ..................          2,240,000        2,345,078
       Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27 ..............          5,000,000        5,244,950
       Piedmont Healthcare, Refunding, Series A, 5.25%, 6/15/37 ..........................          5,000,000        5,061,900
       Tech Facilities Project, Refunding, Series A, 5.00%, 6/01/34 ......................          4,000,000        4,134,320
    Fulton County Water and Sewer Revenue, FGIC Insured, 5.00%, 1/01/30 ..................          2,500,000        2,562,775
    Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates,
       Northeast Georgia Healthcare, Series A, 5.375%, 2/15/40 ...........................          5,000,000        4,815,950
       Northeast Health System Inc. Project, Pre-Refunded, 5.50%, 5/15/31 ................          2,500,000        2,643,125


                              108 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%,
       12/01/26 ..........................................................................   $      2,000,000   $    2,012,860
    Georgia Municipal Electric Authority Power Revenue, Series W,
       6.60%, 1/01/18 ....................................................................            955,000        1,106,071
       ETM, 6.60%, 1/01/18 ...............................................................             45,000           52,298
    Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured,
       5.00%, 6/01/24 ....................................................................          1,000,000        1,002,620
    Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer
       Housing Corp. Project, Series A, 6.00%, 6/01/24 ...................................          2,550,000        2,400,825
    Georgia School Board Assn. Inc. COP, DeKalb County Public School Project, NATL
       Insured,
       5.00%, 12/01/25 ...................................................................          2,600,000        2,620,462
    Georgia State GO, Series B, 5.00%, 7/01/28 ...........................................          3,225,000        3,535,084
    Georgia State HFAR,
       MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ..........          1,000,000        1,004,260
       SFM, Series A, 5.375%, 6/01/39 ....................................................          1,950,000        2,005,712
       SFM, Series C, 5.00%, 12/01/27 ....................................................          1,000,000        1,018,830
    Georgia State Higher Education Facilities Authority Revenue, USG Real Estate
       Foundation I LLC Project,
       6.00%, 6/15/34 ....................................................................          5,000,000        5,427,050
       Assured Guaranty, 5.625%, 6/15/38 .................................................          3,000,000        3,167,280
    Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates,
       Southeast Georgia Health, Series A, 5.625%, 8/01/34 ...............................          5,000,000        5,143,050
    Gwinnett County Development Authority COP, Gwinnett County Public Schools Project,
       NATL Insured, 5.25%, 1/01/24 ......................................................          2,000,000        2,254,360
       NATL Insured, Pre-Refunded, 5.00%, 1/01/24 ........................................          8,500,000        9,687,620
       Refunding, NATL Insured, 5.25%, 1/01/22 ...........................................          3,000,000        3,408,090
    Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett
       Hospital System Inc. Project,
       Series B, NATL Insured, Pre-Refunded, 5.30%, 9/01/27 ..............................          3,750,000        4,159,350
       Series D, FSA Insured, 5.50%, 7/01/37 .............................................          4,000,000        4,019,960
    Gwinnett County School District GO,
       5.00%, 2/01/32 ....................................................................          5,000,000        5,381,700
       5.00%, 2/01/36 ....................................................................          5,815,000        6,181,519
       Refunding, 5.00%, 2/01/29 .........................................................          5,000,000        5,696,450
    Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 ......          2,795,000        3,102,785
    Habersham County Hospital Authority Revenue, Anticipation Certificates, XLCA Insured,
       5.00%, 12/01/27 ...................................................................          2,015,000        1,948,102
    Habersham County School District GO, NATL Insured, 5.00%, 4/01/28 ....................          2,750,000        2,875,840
    Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
       AMBAC Insured, 6.00%, 7/01/29 .....................................................          5,000,000        5,078,550
    Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%,
       10/01/23 ..........................................................................          3,300,000        4,087,446
    Jackson County School District GO, NATL Insured, 5.00%, 3/01/25 ......................          3,000,000        3,186,210
    LaGrange-Troup County Hospital Authority Revenue, Series A, 5.50%, 7/01/38 ...........          4,000,000        4,134,560
    Lincoln County School District GO, 5.50%, 4/01/37 ....................................          2,200,000        2,381,126
    Macon-Bibb Country Hospital Authority Revenue, Revenue Anticipation Certificates,
       Medical Center of Georgia, 5.00%, 8/01/35 .........................................          5,000,000        4,971,300


                              Annual Report | 109

Franklin Tax-Free Trust

    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Main Street Natural Gas Inc. Gas Project Revenue, Series A, 5.50%, 9/15/27 ...........   $      5,000,000   $    4,895,350
    Marietta GO, Park and Recreation Facilities, Series D, 5.00%, 1/01/30 ................          1,500,000        1,601,955
    Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
       Regional Healthcare System, Assured Guaranty, 6.375%, 8/01/29 .....................          4,000,000        4,523,160
       NATL Insured, 5.50%, 8/01/25 ......................................................          6,000,000        6,036,840
    Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture,
       Refunding, Series B, FSA Insured, 5.00%, 7/01/37 ..................................         10,000,000       10,308,600
    Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project,
       Refunding, Series A, 6.80%, 1/01/12 ...............................................          1,500,000        1,637,340
    Municipal Electric Authority Revenue,
       General Resolution Projects, sub. note, Refunding, Series D, 5.50%, 1/01/26 .......          5,000,000        5,493,050
       Project 1, sub. bond, Series E, NATL Insured, 5.00%, 1/01/25 ......................          2,315,000        2,417,022
       Series B, 5.00%, 1/01/20 ..........................................................          5,000,000        5,601,250
    Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton, CIFG
       Insured, 5.00%, 6/01/24 ...........................................................          3,150,000        3,281,701
    Paulding County GO, Courthouse, FGIC Insured, 5.00%, 2/01/32 .........................          4,000,000        4,214,600
    Paulding County School District GO, 5.00%, 2/01/33 ...................................          4,000,000        4,127,080
    Peach County Development Authority Student Housing Facilities Revenue, Fort Valley
       State University Foundation Property LLC, AMBAC Insured, 5.00%, 6/01/34 ...........          3,000,000        3,010,950
    Private Colleges and Universities Authority Revenue,
       Emory University, Refunding, 5.00%, 9/01/35 .......................................         15,350,000       16,155,875
       Emory University, Refunding, Series C, 5.25%, 9/01/39 .............................          5,000,000        5,371,100
       Mercer University Project, Refunding, Series A, 5.375%, 10/01/29 ..................          2,000,000        1,829,100
    Richmond County Development Authority Educational Facilities Revenue, Augusta State
       University Jaguar Student Center, Series A, XLCA Insured, 5.00%, 7/01/29 ..........          1,000,000        1,021,970
    Richmond County Development Authority Solid Waste Disposal Revenue, International
       Paper Co. Project, 5.80%, 12/01/20 ................................................          1,500,000        1,500,600
    Rockdale County Water and Sewer Authority Revenue, FSA Insured, 5.00%, 7/01/29 .......          4,000,000        4,223,400
    Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%,
       12/01/30 ..........................................................................          1,500,000        1,504,335
    South Fulton Municipal Regional Water and Sewer Authority Water Revenue, NATL Insured,
       Pre-Refunded, 5.00%, 1/01/33 ......................................................          3,500,000        3,903,900
    Suwanee GO, NATL Insured, Pre-Refunded, 5.25%, 1/01/32 ...............................          3,000,000        3,254,910
    Upper Oconee Basin Water Authority Revenue, Refunding, NATL Insured, 5.00%, 7/01/26 ..          1,000,000        1,024,340
    Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia
       Medical Center Project,
       5.00%, 10/01/33 ...................................................................          2,000,000        1,849,060
       AMBAC Insured, 5.25%, 10/01/27 ....................................................          3,000,000        3,012,480
    Walton County Water and Sewer Authority Revenue,
       Hard Labor Creek Project, FSA Insured, 5.00%, 2/01/33 .............................          5,000,000        5,171,400
       Oconee, Hard Creek Resources Project, FSA Insured, 5.00%, 2/01/38 .................          3,845,000        4,002,799
       Refunding and Improvement, NATL Insured, 6.00%, 2/01/21 ...........................            750,000          750,563
    Ware County Hospital Authority Revenue, Anticipation Certificates, NATL Insured,
       5.25%, 3/01/25 ....................................................................          3,000,000        2,915,130
                                                                                                                --------------
                                                                                                                   435,467,726
                                                                                                                --------------


                               110 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 5.3%
    PUERTO RICO 5.3%
    Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%,
       7/01/39 ...........................................................................   $      5,000,000   $    5,136,000
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series L, NATL Insured, 5.25%, 7/01/35 .................................         10,000,000        9,567,600
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A, 5.375%,
       8/01/39 ...........................................................................         10,000,000       10,003,300
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                          24,706,900
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $445,573,418) ..............                         460,174,626
                                                                                                                --------------
    SHORT TERM INVESTMENTS (COST $2,200,000) 0.5%
    MUNICIPAL BONDS 0.5%
    U.S. TERRITORIES 0.5%
    PUERTO RICO 0.5%
(a) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN
       and Put, 0.12%, 7/01/32 ...........................................................          2,200,000        2,200,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $447,773,418) 99.0% ..........................................                         462,374,626
    OTHER ASSETS, LESS LIABILITIES 1.0% ..................................................                           4,489,257
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  466,863,883
                                                                                                                ==============

See Abbreviations on page 185.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 111

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                                       YEAR ENDED FEBRUARY 28,
                                                       ------------------------------------------------------
CLASS A                                                  2010       2009      2008(a)      2007        2006
-------                                                --------   --------   --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  10.50   $  10.57   $  11.44    $  11.39    $  11.41
                                                       --------   --------   --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ........................       0.46       0.47       0.45        0.45        0.47
   Net realized and unrealized gains (losses) ......       0.66      (0.08)     (0.87)       0.06       (0.02)
                                                       --------   --------   --------    --------    --------
Total from investment operations ...................       1.12       0.39      (0.42)       0.51        0.45
                                                       --------   --------   --------    --------    --------
Less distributions from net investment income ......      (0.47)     (0.46)     (0.45)      (0.46)      (0.47)
                                                       --------   --------   --------    --------    --------
Redemption fees(d) .................................         --         --         --(e)       --(e)       --(e)
                                                       --------   --------   --------    --------    --------
Net asset value, end of year .......................   $  11.15   $  10.50   $  10.57    $  11.44    $  11.39
                                                       ========   ========   ========    ========    ========
Total return(f) ....................................      10.85%      3.76%     (3.81)%      4.57%       4.01%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ..       0.76%      0.76%      0.76%       0.77%       0.78%
Expenses net of waiver and payments by affiliates ..       0.76%      0.76%      0.75%       0.75%       0.75%
Net investment income ..............................       4.25%      4.40%      4.05%       4.02%       4.10%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $187,618   $162,043   $149,776    $148,224    $128,254
Portfolio turnover rate ............................       8.41%     10.40%      9.42%       2.28%       9.43%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               112 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS 97.5%
    KENTUCKY 88.7%
    Bellevue GO, Public Project, Harbor Greene Project, XLCA Insured, 5.00%, 2/01/34 .....   $      1,065,000   $    1,093,467
    Boone County GO, Public Project, 5.00%,
       4/01/20 ...........................................................................          1,310,000        1,375,343
       4/01/21 ...........................................................................          1,000,000        1,048,430
    Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding,
       Series A, FGIC Insured, 4.70%, 1/01/28 ............................................          3,000,000        2,985,480
    Boone Florence Water Commission Water Supply Systems Revenue, Refunding, NATL Insured,
       5.00%,
       12/01/22 ..........................................................................          1,200,000        1,233,408
       12/01/27 ..........................................................................          2,000,000        2,037,000
    Bowling Green GO, Project, Series A, 5.00%, 6/01/38 ..................................          5,000,000        5,198,200
    Boyle County Revenue, Refunding and College Improvement, CIFG Insured, 5.00%,
       6/01/32 ...........................................................................          1,500,000        1,556,160
    Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue,
       NATL Insured, 5.00%, 8/01/37 ......................................................          2,500,000        2,598,700
       Series A, FSA Insured, 5.00%, 8/01/19 .............................................          1,500,000        1,551,690
       Series A, FSA Insured, 5.00%, 8/01/24 .............................................          2,000,000        2,058,820
    Campbell County School District Finance Corp. School Building Revenue, FSA Insured,
       5.00%, 8/01/26 ....................................................................          2,845,000        3,039,200
    Christian County Hospital Revenue, Jennie Stuart Medical Center, Refunding, Assured
       Guaranty, 5.50%, 2/01/36 ..........................................................          3,000,000        3,128,730
    Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities
       Project, Pre-Refunded, 5.125%, 8/01/20 ............................................          1,015,000        1,057,792
    Fayette County School District Finance Corp. School Building Revenue, Series A,
       AMBAC Insured, Pre-Refunded, 5.25%, 4/01/20 .......................................          2,160,000        2,296,490
    Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 .................          1,000,000        1,019,410
    Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted
       Projects, Refunding, Series A, NATL Insured, 6.10%, 1/01/24 .......................            290,000          291,282
    Henry County Water District No. 2 Water Revenue, Refunding, NATL Insured, 4.75%,
       1/01/28 ...........................................................................          2,035,000        2,051,178
    Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
       Refunding, AMBAC Insured, 5.75%, 1/01/26 ..........................................          1,000,000        1,000,630
    Jefferson County School District Finance Corp. School Building Revenue, Series A,
       NATL Insured, 4.75%, 6/01/27 ......................................................          2,440,000        2,522,936
    Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP,
       Series L, XLCA Insured, 5.00%, 11/01/29 ...........................................          1,000,000        1,050,160
    Kentucky Area Development Districts Financing Trust Lease Program Revenue, City of
       Ewing,
       Series A, Pre-Refunded, 6.00%, 6/01/30 ............................................          2,000,000        2,067,240
       Series C, 6.00%, 6/01/30 ..........................................................          1,285,000        1,305,033
       Series E, 5.70%, 6/01/22 ..........................................................          1,000,000        1,029,950
(a) Kentucky Asset/Liability Commission Agency Fund Revenue, Project Notes, Federal
       Highway Trust, First Series A, 5.00%, 9/01/22 .....................................          5,710,000        6,446,133
    Kentucky Asset/Liability Commission General Receipts Revenue, University of Kentucky,
       Project Notes, FGIC Insured, 5.00%, 10/01/25 ......................................          3,000,000        3,179,340
    Kentucky Economic Development Finance Authority Health System Revenue, Norton
       Healthcare Inc.,
       Refunding, Series C, NATL Insured, 6.15%, 10/01/24 ................................            160,000          168,205
       Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/24 .............................            245,000          288,745
       Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/25 .............................            935,000        1,101,944


                              Annual Report | 113

Franklin Tax-Free Trust

    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
       Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ......   $      2,000,000   $    1,769,400
    Kentucky Economic Development Finance Authority Revenue, Catholic Health, Refunding,
       Series A, 5.00%, 5/01/29 ..........................................................          4,000,000        4,070,360
    Kentucky Economic Finance Authority Louisville Arena Project Revenue, Louisville Arena,
       Sub Series A-1, Assured Guaranty, 6.00%, 12/01/33 .................................          2,000,000        2,182,980
    Kentucky Housing Corp. Housing Revenue, Series A, 4.60%, 7/01/32 .....................          2,000,000        1,830,100
    Kentucky Infrastructure Authority Revenue, Series A, 5.00%,
       6/01/19 ...........................................................................          1,140,000        1,161,842
       6/01/20 ...........................................................................          1,250,000        1,268,750
       6/01/21 ...........................................................................          1,190,000        1,208,148
    Kentucky Rural Water Finance Corp. Public Project Revenue,
       Flexible Term Program, Series A, 5.00%, 2/01/26 ...................................          1,055,000        1,085,722
       Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34 .......................          1,500,000        1,533,315
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
       Series A, NATL Insured, 5.00%,
       9/01/32 ...........................................................................          5,000,000        5,078,200
       9/01/37 ...........................................................................          4,250,000        4,265,810
    Kentucky State Property and Buildings Commission Revenues,
       Project No. 62, Refunding, Second Series, 5.25%, 10/01/18 .........................          3,000,000        3,080,670
       Project No. 69, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/21 ...............          2,300,000        2,448,718
       Project No. 77, NATL Insured, Pre-Refunded, 5.00%, 8/01/23 ........................          1,100,000        1,249,567
       Project No. 90, Refunding, 5.50%, 11/01/28 ........................................          5,000,000        5,513,350
    Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization
       Projects,
       Refunding, Series A, 5.00%, 7/01/27 ...............................................          1,500,000        1,612,980
       Refunding, Series A, 5.00%, 7/01/28 ...............................................          1,000,000        1,068,720
       Refunding, Series A, 5.00%, 7/01/29 ...............................................          1,000,000        1,068,320
       Series A, AMBAC Insured, 5.00%, 7/01/25 ...........................................          1,500,000        1,591,200
    Lawrenceburg Water and Sewer Revenue, NATL Insured, 5.00%, 10/01/28 ..................          1,730,000        1,740,622
    Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding,
       Series A,
       5.00%, 7/01/27 ....................................................................          4,000,000        4,235,120
    Louisville and Jefferson County Metropolitan Government College Revenue, Bellarmine
       University, Refunding and Improvement, Series A, 6.00%, 5/01/38 ...................          2,500,000        2,515,775
    Louisville and Jefferson County Metropolitan Government Health Facilities Revenue,
       Jewish Hospital and St. Mary's HealthCare Inc. Project, Refunding, 6.125%,
       2/01/37 ...........................................................................          2,000,000        2,083,100
    Louisville and Jefferson County Metropolitan Government Industrial Building Revenue,
       Sisters of Mercy, Cincinnati, 5.00%, 10/01/35 .....................................          1,500,000        1,378,350
    Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System
       Revenue, Series A,
       AMBAC Insured, 5.00%, 5/15/36 .....................................................          3,000,000        3,076,920
       FGIC Insured, 5.00%, 5/15/30 ......................................................          2,625,000        2,630,171
       FGIC Insured, 5.00%, 5/15/38 ......................................................          3,000,000        3,072,030
    Louisville and Jefferson County Student Housing Revenue, University of Louisville,
       Phase 3-A,
       AMBAC Insured, 5.00%, 6/01/34 .....................................................          3,755,000        3,852,179
       Series A, AMBAC Insured, 5.00%, 6/01/25 ...........................................          1,000,000        1,051,660


                               114 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Louisville Parking Authority of River City Revenue, NATL Insured, 5.00%, 6/01/29 .....   $      3,290,000   $    3,356,919
    Louisville Regional Airport Authority Airport System Revenue, FSA Insured, 5.50%,
       7/01/38 ...........................................................................          3,000,000        2,957,370
    Louisville Water Works Board Water System Revenue, Louisville Water Co., FSA Insured,
       Pre-Refunded,
       5.25%, 11/15/24 ...................................................................          2,500,000        2,588,250
       5.50%, 11/15/25 ...................................................................          2,000,000        2,074,100
    Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital, 5.125%,
       8/01/37 ...........................................................................          3,000,000        2,570,220
    Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 .....................          1,500,000        1,528,755
    Northern Kentucky Water Service District Revenue, NATL Insured, 4.875%, 2/01/20 ......          1,270,000        1,272,591
    Oldham County School District Finance Corp. School Building Revenue, NATL Insured,
       5.00%, 5/01/24 ....................................................................          5,680,000        5,986,720
    Owen County Waterworks System Revenue, American Water Co. Project,
       Series A, 6.25%, 6/01/39 ..........................................................          2,000,000        2,143,300
       Series B, 5.625%, 9/01/39 .........................................................          2,000,000        2,048,000
    Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35 ....          3,000,000        3,168,330
    Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37 ..          1,500,000        1,553,385
    Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility,
       Refunding,
       6.00%, 12/01/28 ...................................................................          1,000,000        1,151,070
    Trimble County Environmental Facilities Revenue, Trimble County Environmental
       Facility, AMBAC Insured, 6.00%, 3/01/37 ...........................................          5,000,000        5,025,250
       Refunding, AMBAC Insured, 4.60%, 6/01/33 ..........................................          3,750,000        3,481,650
    Warren County Hospital Facility Revenue, Community Hospital Corp. Project, Refunding,
       Series A, 5.00%, 8/01/29 ..........................................................          1,000,000          938,480
                                                                                                                --------------
                                                                                                                   166,349,565
                                                                                                                --------------
    U.S. TERRITORIES 8.8%
    PUERTO RICO 8.8%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.375%, 5/15/33 ........................................................          1,580,000        1,578,831
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.125%, 7/01/31 ...................................................................          3,125,000        2,997,594
    Pre-Refunded, 5.125%, 7/01/31 ........................................................          1,875,000        1,994,794
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................          2,500,000        2,757,725
       Series K, 5.00%, 7/01/27 ..........................................................          3,000,000        2,925,120
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/36 ...............................................            455,000          437,405
       Refunding, Series N, 5.00%, 7/01/32 ...............................................          3,000,000        2,704,890
       Series D, Pre-Refunded, 5.25%, 7/01/36 ............................................            995,000        1,092,291
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                          16,488,650
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $179,031,498) ..............                         182,838,215
                                                                                                                --------------


                              Annual Report | 115

Franklin Tax-Free Trust

    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    SHORT TERM INVESTMENTS 4.6%
    MUNICIPAL BONDS 4.6%
    KENTUCKY 4.6%
(b) Christian County Assn. of County Leasing Trust Lease Program Revenue, Refunding,
       Series A, Daily VRDN and Put, 0.14%, 4/01/37 ......................................   $      5,700,000   $    5,700,000
(b) Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Baptist
       Healthcare System, Refunding, Series B-2, Daily VRDN and Put, 0.12%, 8/15/38 ......          2,800,000        2,800,000
(b) Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding,
       Series B, Daily VRDN and Put, 0.14%, 7/01/38 ......................................            200,000          200,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $8,700,000) .......................................                           8,700,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $187,731,498) 102.1% .........................................                         191,538,215
    OTHER ASSETS, LESS LIABILITIES (2.1)% ................................................                          (3,920,042)
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  187,618,173
                                                                                                                ==============

See Abbreviations on page 185.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               116 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                                        YEAR ENDED FEBRUARY 28,
                                                       ------------------------------------------------------
CLASS A                                                  2010       2009      2008(a)      2007        2006
-------                                                --------   --------   --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  10.43   $  10.74   $  11.61    $  11.52    $  11.68
                                                       --------   --------   --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ........................       0.48       0.48       0.47        0.48        0.50
   Net realized and unrealized gains (losses) ......       0.85      (0.32)     (0.87)       0.10       (0.16)
                                                       --------   --------   --------    --------    --------
Total from investment operations ...................       1.33       0.16      (0.40)       0.58        0.34
                                                       --------   --------   --------    --------    --------
Less distributions from net investment income ......      (0.48)     (0.47)     (0.47)      (0.49)      (0.50)
                                                       --------   --------   --------    --------    --------
Redemption fees(d) .................................         --         --         --(e)       --(e)       --
                                                       --------   --------   --------    --------    --------
Net asset value, end of year .......................   $  11.28   $  10.43   $  10.74    $  11.61    $  11.52
                                                       ========   ========   ========    ========    ========
Total return(f) ....................................      12.99%      1.53%     (3.57)%      5.14%       2.99%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       0.69%      0.71%      0.71%       0.73%       0.73%
Net investment income ..............................       4.40%      4.45%      4.14%       4.22%       4.30%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $327,368   $266,905   $234,314    $220,927    $188,333
Portfolio turnover rate ............................       4.45%     11.73%     11.57%       5.71%       9.78%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 117

Franklin Tax-Free Trust

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                       -----------------------------------------------
CLASS C                                                  2010      2009    2008(a)     2007      2006
-------                                                -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 10.54   $ 10.85   $ 11.73   $ 11.63   $ 11.79
                                                       -------   -------   -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ........................      0.43      0.42      0.41      0.43      0.44
   Net realized and unrealized gains (losses) ......      0.86     (0.32)    (0.88)     0.09     (0.16)
                                                       -------   -------   -------   -------   -------
Total from investment operations ...................      1.29      0.10     (0.47)     0.52      0.28
                                                       -------   -------   -------   -------   -------
Less distributions from net investment income ......     (0.42)    (0.41)    (0.41)    (0.42)    (0.44)
                                                       -------   -------   -------   -------   -------
Redemption fees(d) .................................        --        --        --(e)     --(e)     --
                                                       -------   -------   -------   -------   -------
Net asset value, end of year .......................   $ 11.41   $ 10.54   $ 10.85   $ 11.73   $ 11.63
                                                       =======   =======   =======   =======   =======
Total return(f) ....................................     12.44%     0.96%    (4.16)%    4.61%     2.40%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................      1.24%     1.26%     1.26%     1.28%     1.28%
Net investment income ..............................      3.85%     3.90%     3.59%     3.67%     3.75%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $64,018   $41,646   $35,085   $29,028   $23,319
Portfolio turnover rate ............................      4.45%    11.73%    11.57%     5.71%     9.78%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               118 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
    ---------------------------------------                                                  ----------------   --------------
    MUNICIPAL BONDS 98.6%
    LOUISIANA 87.1%
    Alexandria Sales and Use Tax Revenue, 5.00%,
       8/01/26 ...........................................................................   $      1,710,000   $    1,855,913
       8/01/27 ...........................................................................          1,790,000        1,926,917
       8/01/28 ...........................................................................          1,875,000        2,002,012
    Bossier City Utilities Revenue, BHAC Insured, 5.50%, 10/01/33 ........................          5,000,000        5,566,750
    Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 ..............          1,900,000        1,992,872
    Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing
       Project, NATL Insured, 5.25%,
       5/01/21 ...........................................................................          1,505,000        1,511,592
       5/01/33 ...........................................................................          2,500,000        2,325,800
    De Soto Parish Environmental Improvement Revenue, International Paper Co. Project,
       Series A, 5.65%, 12/01/21 .........................................................          1,000,000          990,600
    De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured,
       5.875%, 9/01/29 ...................................................................         11,500,000       11,686,070
    Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A,
       FHA Insured, ETM, 7.20%, 8/01/10 ..................................................          1,380,000        1,419,316
    East Baton Rouge Mortgage Finance Authority SFR, Mortgage Backed Securities Program,
       Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28 ..............................            985,000          994,988
       Series A-2, GNMA Secured, 5.10%, 10/01/40 .........................................          1,000,000        1,012,280
    East Baton Rouge Parish Park and Recreation District GO, FSA Insured, 5.00%,
       5/01/25 ...........................................................................          3,325,000        3,515,024
    East Baton Rouge Parish Sales and Use Tax Revenue, Public Improvement, Series ST,
       FGIC Insured, Pre-Refunded, 5.00%, 2/01/20 ........................................          1,000,000        1,052,700
    East Baton Rouge Parish Sales Tax Revenue,
       Public Improvement, Refunding, Series A, AMBAC Insured, 5.00%, 2/01/24 ............          2,000,000        2,114,800
       Road and Street Improvement, Assured Guaranty, 5.25%, 8/01/28 .....................          1,000,000        1,074,460
       Road and Street Improvement, Assured Guaranty, 5.50%, 8/01/30 .....................          1,700,000        1,837,309
    East Baton Rouge Parish Sewer Commission Revenue, Refunding, Series A, 5.25%,
       2/01/34 ...........................................................................          2,500,000        2,613,875
       2/01/39 ...........................................................................          6,500,000        6,771,960
    England District Sub-District No. 1 Revenue, FGIC Insured, 5.00%, 8/15/19 ............          5,000,000        5,240,050
    Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
       11/01/27 ..........................................................................          5,000,000        5,147,850
    Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, NATL
       Insured, 5.00%, 4/01/29 ...........................................................          3,060,000        3,120,894
    Jefferson Parish West Jefferson Park and Community Center Revenue, NATL Insured,
       5.00%, 10/01/29 ...................................................................          2,925,000        3,062,358
    Jefferson Sales Tax District Special Sales Tax Revenue, Special Tax Bond, AMBAC
       Insured, Pre-Refunded, 5.00%, 12/01/20 ............................................          4,195,000        4,514,030
    Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27 ..............          5,000,000        5,168,400
    Lafayette Public Power Authority Electric Revenue, NATL Insured, 5.00%, 11/01/32 .....          5,000,000        5,082,400
    Lafayette Public Trust Financing Authority Revenue, Ragin' Cajun Facilities Inc.
       Project,
       Assured Guaranty, 5.75%, 10/01/29 .................................................            750,000          782,498
       Assured Guaranty, 6.00%, 10/01/34 .................................................          1,750,000        1,824,970
       Assured Guaranty, 6.00%, 10/01/38 .................................................          1,335,000        1,387,132
       NATL Insured, 5.00%, 10/01/22 .....................................................          1,500,000        1,578,960
    Lafayette Public Trust Financing Authority SFMR, Series A, FHA Insured, ETM, 7.20%,
       4/01/11 ...........................................................................             30,000           32,175
    Lafayette Utilities Revenue, NATL Insured, 5.00%, 11/01/28 ...........................          5,000,000        5,129,150


                              Annual Report | 119

Franklin Tax-Free Trust

    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ...................   $         10,000   $       10,229
    Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured, 5.125%,
       4/01/29 ...........................................................................          2,200,000        2,275,878
    Louisiana HFA, SFMR, Home Ownership Program,
       GO Zone, Series B-1, GNMA Secured, 5.00%, 12/01/32 ................................          1,780,000        1,785,233
       Series A, GNMA Secured, 5.50%, 6/01/40 ............................................          4,720,000        4,926,075
       Series B, GNMA Secured, 6.125%, 12/01/33 ..........................................            840,000          906,839
    Louisiana HFA Mortgage Revenue, SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 ........            360,000          366,422
    Louisiana Local Government Environmental Facilities and CDA Airport Revenue, Monroe
       Regional Airport Terminal, Assured Guaranty, 5.50%, 2/01/39 .......................          2,000,000        2,086,840
    Louisiana Local Government Environmental Facilities and CDA Revenue,
       Ascension Parish Library Projects, AMBAC Insured, 5.25%, 4/01/29 ..................          1,000,000        1,037,350
       Delgado Community College Foundation Project, NATL Insured, 6.00%, 10/01/29 .......          1,000,000        1,021,420
       Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27 ..........          5,000,000        5,497,950
       Denham Springs Sewer District No.1, Assured Guaranty, 5.00%, 12/01/39 .............          3,750,000        3,743,925
       Denham Springs Sewer Project, AMBAC Insured, 4.75%, 12/01/31 ......................          3,000,000        2,912,640
       East Ascension Consolidated No. 1, Refunding, AMBAC Insured, 5.00%, 12/01/37 ......          5,370,000        5,470,849
       East Ascension Consolidated No. 1, Refunding, AMBAC Insured, 5.00%, 12/01/44 ......          8,870,000        8,933,598
       Independence Stadium Project, Refunding, 5.25%, 3/01/30 ...........................          8,845,000        9,183,940
       Jefferson Parish, Refunding, Series A, 5.375%, 4/01/31 ............................          2,000,000        2,088,220
       Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ...................          2,215,000        2,228,290
       Lake Charles Public Improvements Project, AMBAC Insured, 5.00%, 5/01/27 ...........          5,000,000        5,176,050
       LCTCS Facilities Corp. Project, Series B, Assured Guaranty, 5.00%, 10/01/27 .......          5,250,000        5,527,410
       Livingston Parish Road, AMBAC Insured, 5.00%, 3/01/21 .............................          3,540,000        3,740,541
       NATL Insured, 5.00%, 12/01/26 .....................................................          3,000,000        3,052,830
       Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%,
          10/01/26 .......................................................................          2,000,000        2,018,400
       Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%,
          10/01/31 .......................................................................          2,000,000        2,003,040
       Shreveport Airport Cargo Project, Series C, Assured Guaranty, 6.75%, 1/01/24 ......          2,620,000        2,850,167
       Shreveport Airport Cargo Project, Series C, Assured Guaranty, 7.00%, 1/01/33 ......          2,500,000        2,670,900
       Southeastern Louisiana Student Housing, Series A, NATL Insured, 5.00%, 8/01/27 ....          3,000,000        2,958,720
    Louisiana Public Facilities Authority Hospital Revenue,
       Franciscan Missionaries, 6.75%, 7/01/39 ...........................................          3,500,000        3,778,460
       Touro Infirmary Project, Series A, 5.625%, 8/15/29 ................................          3,500,000        3,108,035
    Louisiana Public Facilities Authority Revenue,
       Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31 .......          5,000,000        4,766,400
       Centenary College Project, Refunding, 5.75%, 2/01/29 ..............................          7,300,000        5,906,065
       Christus Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30 ............          5,000,000        5,407,200
       Dillard University Project, Series A, AMBAC Insured, Pre-Refunded, 5.30%,
          8/01/26 ........................................................................          1,540,000        1,701,638
       FHA Insured Mortgage, Baton Rouge General, NATL Insured, 5.25%, 7/01/33 ...........          5,000,000        5,065,200
       Grambling University Project, Black and Gold Facilities Project, Series A, CIFG
          Insured, 5.00%, 7/01/30 ........................................................          5,000,000        4,184,200
       Mortgage Purchase, HFA, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 .........          1,615,000        1,682,620
       Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27 .......................          3,990,000        3,744,535
       Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23 ..................          2,500,000        3,154,075
       Tulane University of Louisiana, Series A, AMBAC Insured, Pre-Refunded, 5.125%,
          7/01/27 ........................................................................          3,000,000        3,303,000
    Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
       Series B, AMBAC Insured, 5.00%, 6/01/23 ...........................................          5,000,000        5,023,550
       Series C-2, Assured Guaranty, 6.75%, 6/01/26 ......................................          5,000,000        5,733,900


                              120 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Louisiana State Gas and Fuels Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 6/01/27 .....................................................   $      3,500,000   $    3,570,420
       FSA Insured, 5.00%, 5/01/31 .......................................................         15,000,000       15,545,700
       NATL Insured, 5.00%, 5/01/35 ......................................................          2,300,000        2,319,619
    Louisiana State GO, Match, Refunding, Series B, CIFG Insured, 5.00%,
       7/15/24 ...........................................................................          3,475,000        3,761,792
       7/15/25 ...........................................................................          1,765,000        1,902,317
    Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
       AMBAC Insured, 5.00%, 5/01/21 .....................................................          2,500,000        2,561,025
       Refunding, 5.00%, 3/01/18 .........................................................          2,000,000        2,177,080
    Louisiana State Offshore Term Authority Deepwater Port Revenue, Loop LLC Project,
       Refunding,
       5.00%, 10/01/20 ...................................................................          5,000,000        5,034,400
    Louisiana State University and Agricultural and Mechanical College Board Revenue,
       AMBAC Insured, 5.00%, 7/01/22 .....................................................          5,000,000        5,279,600
       Auxiliary, FGIC Insured, 5.00%, 7/01/31 ...........................................          3,000,000        3,011,100
       Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27 ................................          1,500,000        1,533,840
    Monroe Sales Tax Increment Revenue, Economic Development Project, Garret Road,
       Refunding, Assured Guaranty,
       5.375%, 3/01/24 ...................................................................          1,035,000        1,100,619
       5.50%, 3/01/25 ....................................................................          2,145,000        2,282,902
        New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1,
       Assured Guaranty, 6.00%, 1/01/23 ..................................................          2,000,000        2,245,860
    New Orleans GO,
       Drain Systems, AMBAC Insured, 5.00%, 12/01/18 .....................................          1,000,000          980,510
       Public Improvement, AMBAC Insured, 5.25%, 12/01/29 ................................          1,485,000        1,477,649
       Public Improvement, FGIC Insured, 5.25%, 12/01/21 .................................          1,295,000        1,295,220
       Public Improvement, FGIC Insured, 5.125%, 12/01/26 ................................          2,000,000        2,002,320
       Radian Insured, 5.125%, 12/01/30 ..................................................         10,055,000        9,748,222
       Refunding, NATL Insured, 5.125%, 9/01/21 ..........................................          2,000,000        2,010,440
    New Orleans Sewage Service Revenue, Refunding, Assured Guaranty, 6.25%, 6/01/29 ......            500,000          511,920
    Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured,
       5.50%, 9/01/20 ....................................................................          1,000,000        1,001,760
    Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 .............          1,950,000        1,956,220
    Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical
       Center, FSA Insured, Pre-Refunded, 5.75%, 5/15/21 .................................          2,500,000        2,526,650
    Ouachita Parish West Ouachita Parish School District Sales and Use Tax Revenue, FGIC
       Insured, Pre-Refunded, 5.75%, 9/01/24 .............................................          1,410,000        1,476,030
    Port New Orleans Board of Commissioners Port Facility Revenue, Refunding, Assured
       Guaranty, 5.125%, 4/01/38 .........................................................          5,000,000        4,959,350
    Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA
       Insured, ETM, 7.25%, 8/01/10 ......................................................            140,000          144,077
    Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured,
       5.00%, 10/01/16 ...................................................................          1,000,000        1,021,830
    St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%,
       9/01/10 ...........................................................................            435,000          450,443
    St. Charles Parish Consolidated Waterworks and Wastewater District No. 1 Revenue,
       Series A, AMBAC Insured, 5.00%, 7/01/31 ...........................................          5,000,000        5,027,050
    St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 .......          2,500,000        2,511,975
    St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%,
       6/01/37 ...........................................................................          5,000,000        4,676,250


                              Annual Report | 121

Franklin Tax-Free Trust

    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
(a) St. Tammany Parish Utilities Revenue, Series B,
       5.50%, 8/01/35 ....................................................................   $      2,650,000   $    2,762,943
       5.00%, 8/01/44 ....................................................................          3,290,000        3,236,735
    St. Tammany's Public Trust Financing Authority SFMR, Series A, FHA Insured, ETM, 7.20%,
       7/01/10 ...........................................................................             10,000           10,214
       7/01/11 ...........................................................................             50,000           54,533
    Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General
       Medical Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33 ..................          2,155,000        2,119,680
    University of Louisiana System Board of Supervisors Lease Revenue, Northwestern State
       University Wellness, AMBAC Insured, 5.10%, 4/01/24 ................................          1,000,000        1,000,270
                                                                                                                --------------
                                                                                                                   340,657,304
                                                                                                                --------------
    U.S. TERRITORIES 11.5%
    PUERTO RICO 11.5%
    Puerto Rico Commonwealth GO, Public Improvement,
       NATL Insured, Pre-Refunded, 5.75%, 7/01/26 ........................................          4,400,000        4,471,808
       Refunding, Series A-4, FSA Insured, 5.25%, 7/01/30 ................................          6,945,000        7,277,804
       Series A, 5.00%, 7/01/33 ..........................................................            615,000          564,232
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series L, NATL Insured, 5.25%, 7/01/35 .................................         10,000,000        9,567,600
    Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33 ........          6,450,000        6,415,170
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub.,
       Series A, 5.50%, 8/01/42 ..........................................................          6,000,000        5,990,640
       Series B, 6.375%, 8/01/39 .........................................................         10,000,000       10,772,600
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                          45,059,854
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $379,615,326) ..............                         385,717,158
                                                                                                                --------------
    SHORT TERM INVESTMENTS 2.1%
    MUNICIPAL BONDS 2.1%
    LOUISIANA 2.1%
(b) Louisiana Public Facilities Authority Hospital Revenue, Franciscan, Refunding,
       Series D, Daily VRDN and Put, 0.17%, 7/01/28 ......................................          4,800,000        4,800,000
(b) Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc.
       Project, First Stage, ACES, Refunding, Daily VRDN and Put, 0.13%, 9/01/17 .........          3,600,000        3,600,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $8,400,000) .......................................                           8,400,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $388,015,326) 100.7% .........................................                         394,117,158
    OTHER ASSETS, LESS LIABILITIES (0.7)% ................................................                          (2,730,590)
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  391,386,568
                                                                                                                ==============

See Abbreviations on page 185.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               122 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                     -------------------------------------------------------
CLASS A                                                2010       2009       2008(a)      2007        2006
-------                                              --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  10.35   $  10.81    $  11.84    $  11.77    $  11.80
                                                     --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ......................       0.49       0.49        0.48        0.49        0.51
   Net realized and unrealized gains (losses) ....       0.95      (0.47)      (1.03)       0.08       (0.03)
                                                     --------   --------    --------    --------    --------
Total from investment operations .................       1.44       0.02       (0.55)       0.57        0.48
                                                     --------   --------    --------    --------    --------
Less distributions from net investment income ....      (0.49)     (0.48)      (0.48)      (0.50)      (0.51)
                                                     --------   --------    --------    --------    --------
Redemption fees(d) ...............................         --         --(e)       --(e)       --(e)       --(e)
                                                     --------   --------    --------    --------    --------
Net asset value, end of year .....................   $  11.30   $  10.35    $  10.81    $  11.84    $  11.77
                                                     ========   ========    ========    ========    ========
Total return(f) ..................................      14.17%      0.20%      (4.80)%      4.96%       4.11%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       0.66%      0.67%       0.67%       0.68%       0.69%
Net investment income ............................       4.44%      4.56%       4.18%       4.21%       4.29%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $511,636   $426,218    $417,427    $410,890    $369,205
Portfolio turnover rate ..........................       7.33%      8.94%      10.28%       7.84%       8.00%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 123

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                     -----------------------------------------------------
CLASS C                                                2010       2009       2008(a)      2007       2006
-------                                              --------   --------    --------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  10.50   $  10.95    $ 11.99     $ 11.91    $ 11.93
                                                     --------   --------    -------     -------    -------
Income from investment operations(b):
   Net investment income(c) ......................       0.43       0.44       0.43        0.43       0.45
   Net realized and unrealized gains (losses) ....       0.96      (0.47)     (1.05)       0.08      (0.03)
                                                     --------   --------    -------     -------    -------
Total from investment operations .................       1.39      (0.03)     (0.62)       0.51       0.42
                                                     --------   --------    -------     -------    -------
Less distributions from net investment income ....      (0.43)     (0.42)     (0.42)      (0.43)     (0.44)
                                                     --------   --------    -------     -------    -------
Redemption fees(d) ...............................         --         --(e)      --(e)       --(e)      --(e)
                                                     --------   --------    -------     -------    -------
Net asset value, end of year .....................   $  11.46   $  10.50    $ 10.95     $ 11.99    $ 11.91
                                                     ========   ========    =======     =======    =======
Total return(f) ..................................      13.45%     (0.26)%    (5.35)%      4.42%      3.57%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       1.21%      1.22%      1.22%       1.23%      1.24%
Net investment income ............................       3.89%      4.01%      3.63%       3.66%      3.74%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $142,575   $101,328    $82,927     $71,937    $59,915
Portfolio turnover rate ..........................       7.33%      8.94%     10.28%       7.84%      8.00%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              124 | Annual Report

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                     PERIOD ENDED
                                                     FEBRUARY 28,
ADVISOR CLASS                                           2010(a)
-------------                                        ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $10.69
                                                        ------
Income from investment operations(b):
   Net investment income(c) ......................        0.33
   Net realized and unrealized gains (losses) ....        0.61
                                                        ------
Total from investment operations .................        0.94
                                                        ------
Less distributions from net investment income ....       (0.33)
                                                        ------
Net asset value, end of period ...................      $11.30
                                                        ======
Total return(d) ..................................        8.83%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................        0.56%
Net investment income ............................        4.54%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $3,504
Portfolio turnover rate ..........................        7.33%

(a)  For the period July 1, 2009 (effective date) to February 28, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 125

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS 98.2%
    MARYLAND 75.1%
    Anne Arundel County GO, Refunding, 4.625%, 3/01/32 ...................................   $      2,000,000   $    2,040,600
    Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put 1/01/27,
       5.00%, 1/01/28 ....................................................................          2,000,000        2,017,960
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%,
       9/01/39 ...........................................................................         23,095,000       18,685,934
    Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 ............          1,000,000        1,039,300
    Baltimore Port Facilities Revenue, Consolidated Coal Sales, Refunding, Series A,
       6.50%, 10/01/11 ...................................................................          1,850,000        1,917,692
    Baltimore Project Revenue,
       Subordinated, Water Projects, Series A, 5.375%, 7/01/34 ...........................            750,000          785,520
       Subordinated, Water Projects, Series A, 5.75%, 7/01/39 ............................          1,250,000        1,361,900
       Wastewater Projects, FSA Insured, 5.00%, 7/01/37 ..................................          5,000,000        5,217,700
       Wastewater Projects, Series A, FSA Insured, 5.00%, 7/01/33 ........................          5,355,000        5,672,444
       Wastewater Projects, Series A, FSA Insured, 5.00%, 7/01/38 ........................          5,000,000        5,253,250
       Wastewater Projects, Series C, 5.125%, 7/01/34 ....................................          1,835,000        1,912,932
       Wastewater Projects, Series C, 5.625%, 7/01/39 ....................................          2,965,000        3,197,871
       Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31 ......................          2,855,000        2,974,168
       Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/32 ......................          2,120,000        2,217,732
       Water Projects, Refunding, Series A, NATL Insured, 5.125%, 7/01/42 ................         11,740,000       11,923,027
       Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/32 ...........................          5,000,000        5,230,500
    Baltimore Revenue, Water Projects, Series A, FSA Insured, Pre-Refunded, 5.75%,
       7/01/30 ...........................................................................        10,000,000       10,183,100
    Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Radian
       Insured,
       5.375%, 1/01/16 ...................................................................          2,000,000        1,960,800
       5.50%, 1/01/19 ....................................................................          1,000,000          929,600
       5.625%, 1/01/25 ...................................................................          2,000,000        1,733,600
    Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding,
       5.625%, 9/01/38 ...................................................................          5,000,000        4,758,550
    Frederick GO, Public Improvements, Series A, 5.00%, 3/01/34 ..........................          5,000,000        5,386,350
    Harford County GO, Consolidated Public Improvement, 4.45%, 1/15/17 ...................          1,125,000        1,156,241
    Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%,
       6/01/11 ...........................................................................            830,000          830,257
    Maryland State Community Development Administration Department of Housing and CDR,
       Housing, Refunding, Series A, 6.00%, 7/01/32 ......................................          4,000,000        4,006,760
       Residential, Series B, 4.75%, 9/01/39 .............................................          5,335,000        5,235,342
       Residential, Series C, 5.375%, 9/01/39 ............................................         10,000,000       10,284,800
       Residential, Series C, 5.65%, 9/01/48 .............................................          6,700,000        6,998,418
       Residential, Series D, 5.25%, 9/01/29 .............................................          2,680,000        2,683,082
    Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22 .........         10,000,000       11,501,500
    Maryland State EDC Student Housing Revenue,
       University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%,
          7/01/30 ........................................................................          3,245,000        2,908,623
       University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%,
          7/01/35 ........................................................................          3,675,000        3,165,094
       University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%,
          6/01/25 ........................................................................          2,500,000        2,419,425
       University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%,
          6/01/28 ........................................................................          2,000,000        1,883,320
       University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%,
          6/01/33 ........................................................................          9,370,000        8,363,662
    Maryland State EDC Utility Infrastructure Revenue, University College Park Project,
       AMBAC Insured, 5.00%, 7/01/19 .....................................................          1,675,000        1,715,133


                               126 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MARYLAND (CONTINUED)
    Maryland State GO, State and Local Facilities Loan,
       Refunding, First Series C, 4.00%, 3/01/22 .........................................   $      9,000,000   $    9,660,780
       Refunding, Series C, 4.00%, 11/01/19 ..............................................         10,000,000       11,053,900
       Refunding, Series C, 5.00%, 11/01/19 ..............................................          8,000,000        9,517,760
       Third Series A, 5.00%, 11/01/21 ...................................................          5,000,000        5,897,450
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       Anne Arundel Health System, Series A, 6.75%, 7/01/29 ..............................          2,000,000        2,287,080
       Anne Arundel Health System, Series A, 6.75%, 7/01/39 ..............................          2,000,000        2,282,240
       Anne Arundel Health System, Series A, Pre-Refunded, 5.125%, 7/01/34 ...............          2,500,000        2,902,250
       Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 .........................          8,365,000        8,388,171
       Carroll County General Hospital, 6.00%, 7/01/26 ...................................          2,000,000        2,068,180
       Carroll County General Hospital, 5.80%, 7/01/32 ...................................          5,000,000        5,094,150
       Carroll Hospital Center, 5.00%, 7/01/40 ...........................................          6,790,000        6,483,839
       Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ............................            715,000          726,397
       Catholic Health Initiatives, Series A, Pre-Refunded, 6.00%, 12/01/20 ..............          2,205,000        2,258,207
       Catholic Health Initiatives, Series A, Pre-Refunded, 6.00%, 12/01/24 ..............          2,025,000        2,073,863
       Edenwald, Series A, 5.40%, 1/01/31 ................................................          1,000,000          882,590
       Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ............................         11,000,000       12,632,510
       Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37 ......................          9,395,000        9,366,627
       LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34 ....................         10,945,000       11,057,952
       LifeBridge Health, Refunding, Assured Guaranty, 4.75%, 7/01/38 ....................         10,000,000        9,846,200
       Loyola College, Series A, 5.00%, 10/01/40 .........................................         10,050,000        9,987,187
       Maryland Institute College of Art, 5.00%, 6/01/35 .................................          2,000,000        1,892,920
       Maryland Institute College of Art, 5.00%, 6/01/36 .................................          5,000,000        4,720,700
       Maryland Institute College of Art, 5.00%, 6/01/40 .................................          6,000,000        5,609,940
       Maryland Institute College of Art, Pre-Refunded, 5.625%, 6/01/36 ..................          3,600,000        3,826,224
       Mercy Medical Center, Refunding, 5.625%, 7/01/31 ..................................          5,500,000        5,504,730
       Mercy Medical Center, Series A, 5.00%, 7/01/37 ....................................         10,000,000        9,138,600
       North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/26 ..............................          1,000,000        1,030,250
       North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/31 ..............................          1,320,000        1,359,930
       Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/27 ........            655,000          643,780
       Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34 ........          5,000,000        4,566,550
       Parking, Johns Hopkins Medical Institutions, Refunding, Series B, AMBAC Insured,
          5 00%, 7/01/38 .................................................................          6,200,000        6,016,790
       Peninsula Regional Medical Center, 5.00%, 7/01/36 .................................          6,625,000        6,714,438
       Roland Park Place Project, Refunding, 5.625%, 7/01/18 .............................          2,500,000        2,458,275
       Roland Park Place Project, Refunding, 5.625%, 7/01/24 .............................          2,680,000        2,482,055
       The Johns Hopkins University Issue, Series A, 5.00%, 7/01/32 ......................         29,000,000       29,559,410
       The Johns Hopkins University Issue, Series A, 5.00%, 7/01/38 ......................          5,805,000        6,000,629
       Union Hospital Cecil County Issue, 5.00%, 7/01/35 .................................          3,015,000        2,927,233
       University of Maryland Medical System, Pre-Refunded, 6.75%, 7/01/30 ...............         11,000,000       11,343,640
       University of Maryland Medical System, Refunding, AMBAC Insured, 5.25%, 7/01/28 ...         15,000,000       15,313,200
       University of Maryland Medical System, Series A, 5.00%, 7/01/41 ...................          2,500,000        2,445,625
       Washington County Hospital, 5.75%, 1/01/38 ........................................          2,500,000        2,438,800
       Western Maryland Health, Refunding, Series A, NATL Insured, 4.75%, 7/01/36 ........         17,680,000       16,250,572
    Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project,
       AMBAC Insured, 5.00%, 7/01/28 .....................................................          3,975,000        4,168,344


                              Annual Report | 127

Franklin Tax-Free Trust

    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MARYLAND (CONTINUED)
    Maryland State Transportation Authority Parking Revenue, AMBAC Insured, 5.00%,
       3/01/27 ...........................................................................   $      8,000,000   $    8,202,560
    Maryland State Transportation Authority Transportation Facility Projects Revenue,
       5.00%, 7/01/23 ....................................................................          2,795,000        3,135,515
       FSA Insured, 5.00%, 7/01/27 .......................................................          5,890,000        6,256,299
       FSA Insured, 5.00%, 7/01/31 .......................................................          7,455,000        7,814,555
       FSA Insured, 5.00%, 7/01/32 .......................................................          7,165,000        7,513,506
       FSA Insured, 5.00%, 7/01/34 .......................................................          7,500,000        7,852,575
    Morgan State University Maryland and Auxiliary Facilities Fees Revenue, Series A, FGIC
       Insured, 5.00%, 7/01/32 ...........................................................          6,450,000        6,574,227
    Prince George's County GO, Consolidated Public Improvement, 4.40%, 9/15/22 ...........         10,000,000       10,389,400
    Prince George's County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL
       Insured,
       4.75%, 6/30/30 ....................................................................          4,000,000        4,079,840
    Westminster Education Facilities Revenue, McDaniel College Inc., Pre-Refunded, 5.50%,
       4/01/27 ...........................................................................            425,000          475,282
       4/01/32 ...........................................................................          1,500,000        1,677,465
                                                                                                                --------------
                                                                                                                   494,403,379
                                                                                                                --------------
    DISTRICT OF COLUMBIA 0.4%
    Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A,
       5.125%, 7/01/32 ...................................................................          2,500,000        2,635,325
                                                                                                                --------------
    U.S. TERRITORIES 22.7%
    PUERTO RICO 22.2%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/38 ....................................................................          2,100,000        2,153,697
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.25%, 7/01/27 .........................................          1,520,000        1,619,621
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ........................................          4,360,000        4,638,560
       Refunding, FSA Insured, 5.25%, 7/01/27 ............................................          1,015,000        1,023,465
       Refunding, FSA Insured, 5.125%, 7/01/30 ...........................................          2,870,000        2,884,235
       Refunding, Series A, FGIC Insured, 5.50%, 7/01/21 .................................         10,000,000       10,392,600
       Refunding, Series A, FGIC Insured, 5.50%, 7/01/22 .................................          5,000,000        5,162,500
       Series A, 5.00%, 7/01/27 ..........................................................          6,250,000        6,024,938
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, Assured Guaranty, 5.25%, 7/01/36 .............................          5,000,000        5,219,050
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .................................          5,000,000        4,701,100
       Series D, Pre-Refunded, 5.25%, 7/01/38 ............................................          5,000,000        5,501,050
       Series G, 5.00%, 7/01/33 ..........................................................          2,170,000        2,017,427
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue,
       Series A,
       AMBAC Insured, 5.00%, 7/01/31 .....................................................          5,000,000        4,542,100
       FGIC Insured, 5.00%, 7/01/24 ......................................................          5,000,000        4,865,050
    Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series SS, FSA Insured, 5.00%, 7/01/30 .................................         10,000,000       10,243,400
       Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ..............................         10,780,000       11,064,915
       Series II, Pre-Refunded, 5.25%, 7/01/31 ...........................................          3,000,000        3,348,570
       Series WW, 5.50%, 7/01/38 .........................................................          5,000,000        5,046,100
    Puerto Rico HFAR, Subordinated, Capital Fund Modernization, 5.125%, 12/01/27 .........          4,250,000        4,310,988


                              128 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/36 ...............................................   $        520,000   $      499,892
       Refunding, Series K, FSA Insured, 5.25%, 7/01/27 ..................................          5,300,000        5,521,805
       Refunding, Series N, 5.00%, 7/01/32 ...............................................          5,000,000        4,508,150
       Refunding, Series Q, 5.625%, 7/01/39 ..............................................          5,000,000        4,863,150
       Series D, Pre-Refunded, 5.25%, 7/01/36 ............................................          1,480,000        1,624,714
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A,
       5.75%, 8/01/37 ....................................................................         11,425,000       11,810,022
       6.00%, 8/01/42 ....................................................................         18,160,000       18,995,542
    University of Puerto Rico Revenues, University System, Refunding, Series P, 5.00%,
       6/01/30 ...........................................................................          4,000,000        3,670,360
                                                                                                                --------------
                                                                                                                   146,253,001
                                                                                                                --------------
    U.S. VIRGIN ISLANDS 0.5%
    Virgin Islands PFAR,
       Gross Receipts Taxes Loan Note, Refunding, Series A, FSA Insured, 5.00%,
          10/01/22 .......................................................................          2,000,000        2,043,380
       senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29 ........................          1,000,000          975,570
                                                                                                                --------------
                                                                                                                     3,018,950
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                         149,271,951
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $644,362,018) ..............                         646,310,655
                                                                                                                --------------
    SHORT TERM INVESTMENTS 0.5%
    MUNICIPAL BONDS 0.5%
    MARYLAND 0.4%
(a) Maryland State EDC, EDR, U.S. Pharmacopeial, Refunding,
       Series A, Daily VRDN and Put, 0.16%, 7/01/38 ......................................          1,900,000        1,900,000
       Series B, Daily VRDN and Put, 0.16%, 7/01/38 ......................................            800,000          800,000
                                                                                                                --------------
                                                                                                                     2,700,000
                                                                                                                --------------
    U.S. TERRITORIES 0.1%
    PUERTO RICO 0.1%
(a) Puerto Rico Commonwealth GO, Refunding, Series A-6, Daily VRDN and Put, 0.12%,
       7/01/33 ...........................................................................            300,000          300,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,000,000) .......................................                           3,000,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $647,362,018) 98.7% ..........................................                         649,310,655
    OTHER ASSETS, LESS LIABILITIES 1.3% ..................................................                           8,405,141
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  657,715,796
                                                                                                                ==============

See Abbreviations on page 185.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 129

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                   ----------------------------------------------------------
CLASS A                                              2010       2009        2008(a)       2007         2006
-------                                            --------   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.28   $  11.52     $  12.37     $  12.31     $  12.32
                                                   --------   --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ....................       0.51       0.52         0.51         0.52         0.53
   Net realized and unrealized gains (losses) ..       0.70      (0.25)       (0.85)        0.06        (0.01)
                                                   --------   --------     --------     --------     --------
Total from investment operations ...............       1.21       0.27        (0.34)        0.58         0.52
                                                   --------   --------     --------     --------     --------
Less distributions from net investment income ..      (0.51)     (0.51)       (0.51)       (0.52)       (0.53)
                                                   --------   --------     --------     --------     --------
Redemption fees(d) .............................         --         --(e)        --(e)        --(e)        --(e)
                                                   --------   --------     --------     --------     --------
Net asset value, end of year ...................   $  11.98   $  11.28     $  11.52     $  12.37     $  12.31
                                                   ========   ========     ========     ========     ========
Total return(f) ................................      10.93%      2.39%       (2.86)%       4.85%        4.33%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.65%      0.65%        0.66%        0.66%        0.66%
Net investment income ..........................       4.37%      4.50%        4.24%        4.25%        4.31%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $863,925   $691,272     $622,913     $613,125     $562,235
Portfolio turnover rate ........................       5.87%     12.44%       16.11%       19.77%       15.32%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               130 | Annual Report

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                                   YEAR ENDED FEBRUARY 28,
                                                   ------------------------------------------------------
CLASS C                                              2010       2009      2008(a)       2007        2006
-------                                            --------   -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.35   $ 11.60     $ 12.45     $ 12.39     $ 12.39
                                                   --------   -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ....................       0.45      0.46        0.45        0.45        0.47
   Net realized and unrealized gains (losses) ..       0.72     (0.26)      (0.86)       0.06          --(d)
                                                   --------   -------     -------     -------     -------
Total from investment operations ...............       1.17      0.20       (0.41)       0.51        0.47
                                                   --------   -------     -------     -------     -------
Less distributions from net investment income ..      (0.45)    (0.45)      (0.44)      (0.45)      (0.47)
                                                   --------   -------     -------     -------     -------
Redemption fees(e) .............................         --        --(d)       --(d)       --(d)       --(d)
                                                   --------   -------     -------     -------     -------
Net asset value, end of year ...................   $  12.07   $ 11.35     $ 11.60     $ 12.45     $ 12.39
                                                   ========   =======     =======     =======     =======
Total return(f) ................................      10.44%     1.81%      (3.45)%      4.25%       3.82%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.20%     1.20%       1.21%       1.21%       1.21%
Net investment income ..........................       3.82%     3.95%       3.69%       3.70%       3.76%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $120,256   $84,637     $71,563     $70,148     $68,807
Portfolio turnover rate ........................       5.87%    12.44%      16.11%      19.77%      15.32%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 131

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                   PERIOD ENDED
                                                   FEBRUARY 28,
ADVISOR CLASS                                         2010(a)
-------------                                      ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $ 11.48
                                                     -------
Income from investment operations(b):
   Net investment income(c) ....................        0.35
   Net realized and unrealized gains (losses) ..        0.49
                                                     -------
Total from investment operations ...............        0.84
                                                     -------
Less distributions from net investment income ..       (0.34)
                                                     -------
Net asset value, end of period .................     $ 11.98
                                                     =======
Total return(d) ................................        7.37%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................        0.55%
Net investment income ..........................        4.47%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $12,860
Portfolio turnover rate ........................        5.87%

(a)  For the period July 1, 2009 (effective date) to February 28, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               132 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS 98.2%
    MISSOURI 86.7%
    Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales
       Tax Revenue, Metrolink Cross County Extension, Assured Guaranty, 5.00%,
       10/01/35 ..........................................................................   $      5,000,000   $    5,095,100
       10/01/39 ..........................................................................         16,300,000       16,522,332
    Bi-State Development Agency Missouri-Illinois Metropolitan District Revenue, Metrolink
       Cross County Project, Series B, FSA Insured, 5.00%, 10/01/32 ......................          7,300,000        7,383,075
    Boone County IDA Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%,
       10/20/22 ..........................................................................          1,515,000        1,550,451
    Cape Girardeau County IDA Health Care Facilities Revenue,
       Southeast Missouri Hospital Assn., 5.00%, 6/01/36 .................................          7,500,000        6,567,825
       St. Francis Medical Center, Series A, 5.50%, 6/01/27 ..............................          6,350,000        6,468,237
       St. Francis Medical Center, Series A, 5.50%, 6/01/32 ..............................          5,000,000        5,048,250
       St. Francis Medical Center, Series A, 5.75%, 6/01/39 ..............................          2,650,000        2,734,058
    Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper
       Products,
       5.30%, 5/15/28 ....................................................................          6,875,000        6,883,662
    Carroll County Public Water Supply District No. 1 Water System Revenue, Refunding,
       5.625%, 3/01/34 ...................................................................          1,000,000        1,059,000
       6.00%, 3/01/39 ....................................................................          1,000,000        1,078,890
    Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation
       Obligation, Series A, 5.75%, 10/01/33 .............................................         10,290,000       11,499,589
    Curators of the University of Missouri System Facilities Revenue,
       Series A, 5.00%, 11/01/33 .........................................................          5,000,000        5,246,100
       Series A, 5.00%, 11/01/35 .........................................................         20,000,000       20,864,600
       System Facilities, Refunding, Series A, 5.00%, 11/01/25 ...........................          5,750,000        6,149,567
       System Facilities, Refunding, Series A, 5.00%, 11/01/26 ...........................          3,625,000        3,861,640
    Dunklin County COP, NATL Insured, 5.00%, 12/01/24 ....................................          1,000,000        1,074,500
    Florissant COP, FGIC Insured, 5.00%, 8/01/22 .........................................          1,285,000        1,324,051
    Grandview COP, FGIC Insured, 5.00%, 1/01/23 ..........................................          2,410,000        2,462,056
    Gravois Bluffs Transportation Development District Transportation Sales Tax Revenue,
       Refunding, 4.75%, 5/01/32 .........................................................          4,955,000        3,894,977
    Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22 ....................          1,000,000          946,420
    Hickory County School District R-1 Skyline GO, Direct Deposit Program,
       6.05%, 3/01/20 ....................................................................            800,000          800,000
       Refunding, 6.05%, 3/01/20 .........................................................            300,000          300,000
    Independence School District GO, Missouri Direct Deposit Program, Series A, 5.00%,
       3/01/27 ...........................................................................          3,300,000        3,606,636
       3/01/28 ...........................................................................          3,000,000        3,255,450
       3/01/29 ...........................................................................          3,000,000        3,232,320
    Jackson County Consolidated School District No. 2 GO, Missouri Direct Deposit Program,
       5.20%, 3/01/20 ....................................................................          2,000,000        2,082,100
    Jackson County Reorganized School District No. 4 Blue Springs GO, Refunding and
       Improvement, Series A, 5.00%, 3/01/29 .............................................          4,000,000        4,240,720
    Jackson County Reorganized School District No. 7 Lee's Summit GO, Missouri Direct
       Deposit Program, Refunding and Improvement, FSA Insured, 5.00%, 3/01/21 ...........          5,700,000        6,098,715
    Jackson County Special Obligation Revenue,
       Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/28 ....................          2,500,000        2,591,200
       Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/29 ....................         26,925,000       27,494,464
       NATL Insured, 5.00%, 12/01/27 .....................................................          3,105,000        3,180,700


                              Annual Report | 133

Franklin Tax-Free Trust

    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%,
       3/01/20 ...........................................................................   $      1,025,000   $    1,025,000
    Jefferson County Conservation Public Water Supply District No. C-1 Waterworks Revenue,
       AMBAC Insured, 5.00%, 12/01/26 ....................................................          4,500,000        4,539,015
    Jefferson County Consolidated School District No. 006 Lease Participation COP, FSA
       Insured, 5.00%, 3/01/25 ...........................................................          1,050,000        1,120,602
    Joplin IDA Health Facilities Revenue, Freeman Health Systems Project,
       5.50%, 2/15/29 ....................................................................          2,000,000        1,918,180
       5.75%, 2/15/35 ....................................................................          2,500,000        2,438,500
    Kansas City IDAR, Kansas City Missouri IDA, AMBAC Insured,
       5.00%, 12/01/24 ...................................................................          4,470,000        4,755,722
       4.50%, 12/01/32 ...................................................................         10,000,000        9,667,500
       5.00%, 12/01/32 ...................................................................         15,000,000       15,298,050
    Kansas City Sanitation Sewer System Revenue, Series A, 5.25%, 1/01/34 ................          4,000,000        4,249,240
    Kansas City Special Obligation Revenue, Arena Project, Refunding and Improvement,
       Series C, 5.125%, 4/01/38 .........................................................         10,000,000       10,055,400
    Kansas City Special Obligation Tax Allocation, East Village Project, Series B, Assured
       Guaranty, 5.00%, 4/15/31 ..........................................................          6,860,000        7,195,385
    Kansas City Tax Increment Financing Commerce Tax Increment Revenue, Blue Parkway Town
       Center Project, NATL Insured, 5.00%, 7/01/27 ......................................          1,730,000        1,702,320
    Kansas City Water Revenue, Refunding and Improvement, Series A, 5.25%, 12/01/32 ......         11,725,000       12,493,691
    Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
       12/01/14 ..........................................................................            655,000          630,470
       12/01/26 ..........................................................................            800,000          604,872
    Lee's Summit IDAR, John Knox Village Project, Pre-Refunded, 5.70%, 8/15/22 ...........          1,500,000        1,693,065
    Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 ........          1,995,000        2,060,336
    Lincoln University Auxiliary System Revenue, Assured Guaranty, 5.125%, 6/01/37 .......          1,500,000        1,565,790
    Metropolitan St. Louis Sewer District Wastewater System Revenue,
       Series A, 5.75%, 5/01/38 ..........................................................          2,000,000        2,184,720
       Series A, NATL Insured, 5.00%, 5/01/34 ............................................         24,730,000       25,438,762
       Series C, NATL Insured, 5.00%, 5/01/36 ............................................         22,740,000       23,710,998
    Missouri Development Finance Board Cultural Facilities Revenue,
       Nelson Gallery Foundation, Series A, NATL Insured, 5.00%, 12/01/30 ................          9,500,000        9,667,580
       Series B, 5.00%, 6/01/37 ..........................................................         28,435,000       29,607,091
    Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
       Iatan 2 Project, Series A, 6.00%, 1/01/39 .........................................         10,000,000       10,545,300
       Plum Point Project, NATL Insured, 5.00%, 1/01/28 ..................................          5,235,000        5,131,766
       Plum Point Project, NATL Insured, 5.00%, 1/01/34 ..................................         34,945,000       32,991,574
       Series A, AMBAC Insured, 5.00%, 1/01/32 ...........................................          6,000,000        6,100,200
    Missouri Southern State College Revenue, Auxiliary Enterprise System, NATL Insured,
       5.50%, 4/01/23 ....................................................................          1,200,000        1,235,292
    Missouri State Board of Public Buildings State Office Building, Special Obligation,
       Series A, 5.125%, 5/01/26 .........................................................          3,960,000        4,097,966
    Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
       Redevelopment Project, Series A, NATL Insured, Pre-Refunded, 5.75%, 4/01/22 .......         10,000,000       10,043,000
    Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater
       St. Louis Project, Series A, 5.40%, 9/01/18 .......................................          7,420,000        7,475,798


                              134 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and
       Gamble Paper Product, 5.20%, 3/15/29 ..............................................   $      3,000,000   $    3,084,240
    Missouri State Environmental Improvement and Energy Resources Authority PCR, National
       Rural Assn., Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ..........          2,100,000        2,101,974
    Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
       State Revolving Fund, Series A, 7.00%, 10/01/10 ...................................            135,000          135,328
       State Revolving Fund, Series A, 6.55%, 7/01/14 ....................................            650,000          651,502
       State Revolving Fund, Series A, 5.75%, 1/01/16 ....................................            120,000          120,235
       State Revolving Fund, Series B, 7.125%, 12/01/10 ..................................             65,000           65,194
       State Revolving Fund, Series B, 5.80%, 1/01/15 ....................................            100,000          100,196
       State Revolving Fund, Series B, 7.20%, 7/01/16 ....................................            780,000          782,005
       State Revolving Fund, Series B, FSA Insured, 6.05%, 7/01/16 .......................            485,000          486,004
       State Revolving Funds, Refunding, Series A, 5.00%, 1/01/22 ........................          5,000,000        5,794,750
       State Revolving Funds, Refunding, Series A, 5.00%, 1/01/23 ........................         14,000,000       16,122,820
       State Revolving Funds, Refunding, Series A, 5.00%, 1/01/24 ........................          7,890,000        9,021,899
       State Revolving Funds, Series B, 5.50%, 7/01/21 ...................................            710,000          720,359
       State Revolving Funds, Series B, Pre-Refunded, 5.50%, 7/01/21 .....................            730,000          752,331
    Missouri State Environmental Improvement and Energy Resources Authority Water
       Pollution Control and Drinking Water Revenue, State Revolving Funds Programs,
       Series A, 5.75%, 1/01/29 ..........................................................          2,500,000        2,915,625
    Missouri State GO,
       State Water Pollution Control, Series A, 5.00%, 6/01/26 ...........................          3,785,000        3,901,957
       Stormwater Control, Series A, 5.00%, 6/01/26 ......................................          1,895,000        1,953,556
    Missouri State Health and Educational Facilities Authority Educational Facilities
       Revenue,
       Maryville University of St. Louis Project, Pre-Refunded, 6.50%, 6/15/22 ...........          1,750,000        1,778,858
       Maryville University of St. Louis Project, Pre-Refunded, 6.75%, 6/15/30 ...........          4,500,000        4,577,400
       Washington University, Refunding, Series B, 5.00%, 3/01/30 ........................         14,000,000       14,209,020
       Washington University, Series A, 5.00%, 11/15/37 ..................................          9,150,000        9,200,142
       Webster University, NATL Insured, 5.30%, 4/01/27 ..................................          8,000,000        7,955,200
    Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       CoxHealth, 5.50%, 11/15/39 ........................................................         14,325,000       14,422,123
       Freeman Health Systems Project, 5.25%, 2/15/28 ....................................          2,750,000        2,591,353
       Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.00%, 8/15/21          4,585,000        4,475,510
       Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.25%, 8/15/28          4,900,000        4,565,330
       Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ...............................             95,000           96,406
       Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ....................            330,000          331,832
       Lake Regional Health Systems Project, 5.60%, 2/15/25 ..............................          1,250,000        1,258,300
       Lake Regional Health Systems Project, 5.70%, 2/15/34 ..............................          2,750,000        2,755,968
       St. Luke's Episcopal, 5.00%, 12/01/34 .............................................          7,500,000        6,903,375
       St. Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 .........          8,500,000        8,250,525
       St. Luke's Health System, Series B, 5.50%, 11/15/35 ...............................          6,725,000        6,925,876
    Missouri State Health and Educational Facilities Authority Revenue,
       Children's Mercy Hospital, 5.625%, 5/15/39 ........................................          7,500,000        7,636,725
       Educational Facilities, Washington University, Series A, 5.00%, 2/15/33 ...........         15,125,000       15,520,367
       Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%,
          2/01/22 ........................................................................          2,900,000        2,865,519
       Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%,
          2/01/27 ........................................................................          2,700,000        2,569,347
       Senior Living Facilities, Lutheran Senior Services, Series A, 5.00%, 2/01/25 ......          1,500,000        1,431,630
       Senior Living Facilities, Lutheran Senior Services, Series A, 5.375%, 2/01/35 .....          4,655,000        4,314,999


                              Annual Report | 135

Franklin Tax-Free Trust

    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Missouri State Health and Educational Facilities Authority Revenue, (continued)
       SSM Healthcare System, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/28 ......   $     16,385,000   $   17,490,660
       St. Luke's Health System, Series A, FSA Insured, 5.50%, 11/15/35 ..................         10,000,000       10,298,700
       The Washington University, Series A, 5.00%, 1/15/37 ...............................         10,880,000       11,374,170
       The Washington University, Series A, 5.375%, 3/15/39 ..............................         16,825,000       18,328,482
    Missouri State Highways and Transit Commission State Road Revenue,
       5.00%, 5/01/20 ....................................................................          6,875,000        7,939,181
       5.00%, 5/01/21 ....................................................................          5,000,000        5,726,650
       first lien, Series B, 5.00%, 5/01/24 ..............................................         11,005,000       12,136,644
    Missouri State Housing Development Commission SFMR, Homeownership Loan Program,
       Series A-1, GNMA Secured, 4.75%, 9/01/32 ..........................................          1,875,000        1,744,856
       Series B, GNMA Secured, 6.45%, 9/01/27 ............................................            160,000          160,606
       Series C, GNMA Secured, 5.00%, 3/01/32 ............................................          1,250,000        1,289,763
       Series C-1, GNMA Secured, 5.90%, 9/01/25 ..........................................            770,000          775,005
       Series C-1, GNMA Secured, 5.95%, 3/01/28 ..........................................            545,000          547,284
       Series D, GNMA Secured, 4.70%, 3/01/35 ............................................          4,000,000        3,959,360
    Monarch-Chesterfield Levee District Revenue, NATL Insured, 5.75%, 3/01/19 ............          1,920,000        1,942,349
    North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, FSA Insured,
       5.00%, 11/15/20 ...................................................................          1,000,000        1,028,820
       5.00%, 11/15/21 ...................................................................          1,000,000        1,029,160
       5.00%, 11/15/22 ...................................................................          1,000,000        1,027,430
       5.00%, 11/15/28 ...................................................................          1,965,000        1,987,322
       5.125%, 11/15/33 ..................................................................          2,755,000        2,769,051
    Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of Rural
       Education, Assured Guaranty, 5.00%, 3/01/27 .......................................          6,690,000        7,128,262
    Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured,
       6.00%, 8/20/39 ....................................................................          1,600,000        1,617,776
    Riverside IDA, IDR, Riverside Horizons Project, Series A, ACA Insured, 5.00%,
       5/01/20 ...........................................................................          1,500,000        1,509,765
       5/01/27 ...........................................................................          2,000,000        1,883,340
    Riverside-Quindaro Bend Levee District of Platte County Levee Improvement Revenue,
       L-385 Project, Refunding, Radian Insured, 5.00%, 3/01/27 ..........................          5,000,000        4,547,650
    Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
       5.625%, 8/15/18 ...................................................................          3,000,000        2,818,260
       5.70%, 8/15/28 ....................................................................          5,250,000        4,331,827
    Springfield Public Building Corp. Leasehold Revenue,
       Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24 ........................          2,600,000        2,745,210
       Springfield Branson Airport, Series A, AMBAC Insured, 5.00%, 7/01/36 ..............          5,000,000        5,083,700
       Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.125%, 6/01/21 ..          3,230,000        3,276,254
       Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.15%, 6/01/25 ...          3,645,000        3,697,415
    Springfield Public Utility Revenue, FGIC Insured, 4.75%, 8/01/34 .....................          3,000,000        3,052,950
    Springfield School District No. R-12 GO, Missouri Direct Deposit Program,
       5.85%, 3/01/20 ....................................................................          1,500,000        1,500,000
       FSA Insured, 5.00%, 3/01/26 .......................................................          5,000,000        5,430,550
    St. Charles County Public Water Supply District No. 2, COP, Missouri Project,
       Series A, NATL Insured, 5.25%, 12/01/28 ...........................................          1,000,000        1,007,870
    St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, 5.00%,
       4/01/27 ...........................................................................          1,330,000        1,369,062


                              136 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    St. Louis Airport Revenue,
       Airport Development Program, Series A, NATL Insured, Pre-Refunded,
          5.25%, 7/01/31 .................................................................   $     18,835,000   $   20,017,273
       Lambert, Refunding, Series B, FSA Insured, 5.00%, 7/01/25 .........................          9,420,000        9,125,248
       Lambert, St. Louis International Airport, Refunding, NATL Insured,
          5.50%, 7/01/29 .................................................................          8,320,000        9,181,037
       Lambert, St. Louis International Airport, Series A-1, 6.125%, 7/01/24 .............          2,000,000        2,096,020
       Lambert, St. Louis International Airport, Series A-1, 6.625%, 7/01/34 .............          5,000,000        5,275,000
    St. Louis County IDA, MFHR, Lucas Hunt Village Project, GNMA Secured,
       5.20%, 9/20/31 ....................................................................          1,095,000        1,099,062
    St. Louis County IDA Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured,
       5.375%, 9/20/31 ...................................................................          3,310,000        3,363,357
    St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 .............          1,500,000        1,260,015
    St. Louis Municipal Finance Corp. Leasehold Revenue,
       Carnahan Courthouse, Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/15/27 ........          4,750,000        5,154,415
       Convention Center Capital Improvement, Series B, Assured Guaranty,
          5.375%, 7/15/38 ................................................................         22,725,000       23,734,899
    St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue, AMBAC
       Insured, 5.00%,
       2/15/32 ...........................................................................          8,075,000        7,672,300
       2/15/37 ...........................................................................          7,800,000        7,151,664
    Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,
       5.30%, 5/15/18 ....................................................................          3,000,000        2,952,810
       5.40%, 5/15/28 ....................................................................          1,500,000        1,407,315
    Taney County Reorganized School District GO, No. R-V Hollister, FSA Insured,
       Pre-Refunded, 5.00%, 3/01/20 ......................................................          1,300,000        1,460,823
    University of Missouri Revenues, System Facilities, Refunding, Series B, 5.00%,
       11/01/27 ..........................................................................          7,865,000        8,031,659
    West Plains IDA Hospital Revenue, Ozarks Medical Center, Refunding,
       5.50%, 11/15/12 ...................................................................            625,000          625,075
       5.60%, 11/15/17 ...................................................................          1,700,000        1,617,057
       5.65%, 11/15/22 ...................................................................          1,500,000        1,348,770
                                                                                                                --------------
                                                                                                                   864,314,833
                                                                                                                --------------
    U.S. TERRITORIES 11.5%
    PUERTO RICO 11.5%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Pre-Refunded, 6.00%,
       7/01/26 ...........................................................................          2,785,000        2,837,135
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.375%, 7/01/28 ...................................................................          1,975,000        1,977,212
       5.125%, 7/01/31 ...................................................................          5,000,000        4,796,150
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series
       Y, Pre-Refunded, 5.50%, 7/01/36 ...................................................          9,500,000       11,517,135
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .................................          4,970,000        4,672,893
       Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................          2,500,000        2,757,725
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, Pre-Refunded, 5.25%, 7/01/31 ...........................................         10,000,000       11,161,900
       Series WW, 5.50%, 7/01/38 .........................................................          5,730,000        5,782,831
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Industrial Revenue, Guaynabo Municipal Government,
       5.625%, 7/01/22 ...................................................................          2,500,000        2,508,325
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..............................................          2,150,000        2,117,514
       Series D, Pre-Refunded, 5.375%, 7/01/33 ...........................................          5,885,000        6,477,266


                               Annual Report | 137

Franklin Tax-Free Trust

    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, (continued)
       Series I, 5.00%, 7/01/36 ..........................................................   $     14,450,000   $   13,114,820
       Series I, Pre-Refunded, 5.375%, 7/01/34 ...........................................         10,000,000       11,599,400
    Puerto Rico Sales Tax Financing Corp. Revenue, first sub., Series A, 5.25%, 8/01/27 ..          5,000,000        5,122,900
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub.,
       Series A, 5.50%, 8/01/37 ..........................................................          9,000,000        9,143,820
       Series A, 5.375%, 8/01/39 .........................................................          2,000,000        2,000,660
       Series A, 6.00%, 8/01/42 ..........................................................          6,330,000        6,621,243
       Series B, 6.375%, 8/01/39 .........................................................         10,000,000       10,772,600
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                         114,981,529
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $960,479,930) ..............                         979,296,362
                                                                                                                --------------
    SHORT TERM INVESTMENTS 0.5%
    MUNICIPAL BONDS 0.5%
    MISSOURI 0.5%
(a) Missouri State Health and Educational Facilities Authority Educational Facilities
       Revenue, St. Louis University,
       Refunding, Series A-1, Daily VRDN and Put, 0.12%, 10/01/35 ........................            500,000          500,000
       Refunding, Series B-1, Daily VRDN and Put, 0.12%, 10/01/35 ........................          1,100,000        1,100,000
       Series A, Daily VRDN and Put, 0.12%, 10/01/16 .....................................            700,000          700,000
(a) Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       Sisters Mercy Health, Refunding, Series A, Daily VRDN and Put, 0.14%, 6/01/16 .....          2,590,000        2,590,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $4,890,000) .......................................                           4,890,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $965,369,930) 98.7% ..........................................                         984,186,362
    OTHER ASSETS, LESS LIABILITIES 1.3% ..................................................                          12,854,709
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  997,041,071
                                                                                                                ==============

See Abbreviations on page 185.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               138 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                    -------------------------------------------------------
CLASS A                                               2010       2009       2008(a)      2007        2006
-------                                             --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.37   $  11.46    $  12.38    $  12.31    $  12.37
                                                    --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) .....................       0.51       0.51        0.50        0.51        0.53
   Net realized and unrealized gains (losses) ...       0.77      (0.11)      (0.92)       0.08       (0.06)
                                                    --------   --------    --------    --------    --------
Total from investment operations ................       1.28       0.40       (0.42)       0.59        0.47
                                                    --------   --------    --------    --------    --------
Less distributions from net investment income ...      (0.50)     (0.49)      (0.50)      (0.52)      (0.53)
                                                    --------   --------    --------    --------    --------
Redemption fees(d) ..............................         --         --(e)       --(e)       --(e)       --(e)
                                                    --------   --------    --------    --------    --------
Net asset value, end of year ....................   $  12.15   $  11.37    $  11.46    $  12.38    $  12.31
                                                    ========   ========    ========    ========    ========
Total return(f) .................................      11.47%      3.60%      (3.55)%      4.89%       3.86%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.64%      0.64%       0.65%       0.66%       0.66%
Net investment income ...........................       4.25%      4.41%       4.11%       4.15%       4.27%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $924,905   $742,759    $673,785    $626,783    $509,309
Portfolio turnover rate .........................       8.85%      7.09%      12.03%       9.79%       5.01%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 139

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                    -------------------------------------------------------
CLASS C                                               2010       2009       2008(a)      2007        2006
-------                                             --------   --------    --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.49   $  11.58    $  12.51    $  12.44    $ 12.48
                                                    --------   --------    --------    --------    -------
Income from investment operations(b):
   Net investment income(c) .....................       0.44       0.45        0.44        0.45       0.46
   Net realized and unrealized gains (losses) ...       0.81      (0.11)      (0.94)       0.07      (0.04)
                                                    --------   --------    --------    --------    -------
Total from investment operations ................       1.25       0.34       (0.50)       0.52       0.42
                                                    --------   --------    --------    --------    -------
Less distributions from net investment income ...      (0.44)     (0.43)      (0.43)      (0.45)     (0.46)
                                                    --------   --------    --------    --------    -------
Redemption fees(d) ..............................         --         --(e)       --(e)       --(e)      --(e)
                                                    --------   --------    --------    --------    -------
Net asset value, end of year ....................   $  12.30   $  11.49    $  11.58    $  12.51    $ 12.44
                                                    ========   ========    ========    ========    =======
Total return(f) .................................      11.01%      2.99%      (4.13)%      4.26%      3.42%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.19%      1.19%       1.20%       1.21%      1.21%
Net investment income ...........................       3.70%      3.86%       3.56%       3.60%      3.72%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $224,584   $151,193    $123,593    $117,566    $99,649
Portfolio turnover rate .........................       8.85%      7.09%      12.03%       9.79%      5.01%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               140 | Annual Report

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                    PERIOD ENDED
                                                    FEBRUARY 28,
ADVISOR CLASS                                          2010(a)
-------------                                       ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $ 11.64
                                                      -------
Income from investment operations(b):
   Net investment income(c) .....................        0.35
   Net realized and unrealized gains (losses) ...        0.50
                                                      -------
Total from investment operations ................        0.85
                                                      -------
Less distributions from net investment income ...       (0.34)
                                                      -------
Net asset value, end of period ..................     $ 12.15
                                                      =======
Total return(d) .................................        7.33%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ........................................        0.54%
Net investment income ...........................        4.35%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $14,704
Portfolio turnover rate .........................        8.85%

(a)  For the period July 1, 2009 (effective date) to February 28, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 141

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    --------------------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS 97.0%
    NORTH CAROLINA 78.9%
    Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%,
       10/01/38 ..........................................................................   $      7,600,000   $    5,904,136
    Appalachian State University Revenue, Refunding, NATL Insured, 5.00%, 7/15/30 ........          2,000,000        2,044,240
    Asheville Water System Revenue,
       FSA Insured, Pre-Refunded, 5.00%, 8/01/25 .........................................          1,000,000        1,065,390
       NATL Insured, 5.00%, 8/01/32 ......................................................          2,110,000        2,185,200
    Broad River Water Authority Water System Revenue, NATL Insured, Pre-Refunded, 5.375%,
       6/01/26 ...........................................................................          1,000,000        1,022,480
    Brunswick County Enterprise System Revenue, Series A, FSA Insured, 5.00%,
       4/01/27 ...........................................................................          1,500,000        1,563,330
       4/01/28 ...........................................................................          1,750,000        1,817,865
    Buncombe County COP, NATL Insured, 5.00%, 4/01/22 ....................................          1,000,000        1,079,180
    Buncombe County Metropolitan Sewer District Sewer System Revenue, Series A, 5.00%,
       7/01/34 ...........................................................................          2,620,000        2,776,073
    Cape Fear Public Utility Authority Water and Sewer System Revenue, 5.00%, 8/01/35 ....         16,000,000       16,782,880
    Cary Combined Enterprise System Revenue, Refunding, Series 2007, 5.00%, 12/01/33 .....          5,405,000        5,713,625
    Charlotte Airport Revenue,
       Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%,
          7/01/32 ........................................................................         20,680,000       20,867,981
       Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%,
          7/01/36 ........................................................................         13,085,000       13,180,128
       Refunding, Series A, 5.50%, 7/01/34 ...............................................          3,765,000        3,958,559
       Series A, NATL Insured, 5.00%, 7/01/29 ............................................          5,000,000        5,079,300
       Series A, NATL Insured, 5.00%, 7/01/34 ............................................         15,130,000       15,210,794
    Charlotte COP,
       Convention Facility Project, Pre-Refunded, 5.625%, 12/01/25 .......................          7,230,000        7,590,994
       Governmental Facilities Projects, Series G, 5.00%, 6/01/28 ........................          3,000,000        3,110,610
       Refunding, 5.00%, 6/01/33 .........................................................          2,500,000        2,630,875
       Refunding, Series C, 5.00%, 6/01/39 ...............................................          6,000,000        6,321,900
       Transit Projects, Phase II, Series E, 5.00%, 6/01/35 ..............................          6,000,000        6,217,740
    Charlotte GO, Series C, 5.00%, 7/01/27 ...............................................          2,010,000        2,113,555
    Charlotte Storm Water Fee Revenue,
       5.00%, 6/01/35 ....................................................................         10,000,000       10,457,100
       Refunding, 5.00%, 6/01/25 .........................................................          1,000,000        1,043,070
    Charlotte Water and Sewer System Revenue,
       5.125%, 6/01/26 ...................................................................          6,000,000        6,225,660
       5.00%, 7/01/38 ....................................................................          6,775,000        7,142,408
       Pre-Refunded, 5.25%, 6/01/25 ......................................................          3,950,000        4,038,598
       Refunding, 5.00%, 7/01/34 .........................................................          7,030,000        7,504,736
       Refunding, Series B, 5.00%, 7/01/38 ...............................................         15,000,000       16,035,300
    Charlotte-Mecklenburg Hospital Authority Health Care System Revenue,
       Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/31 ..................          3,865,000        3,881,156
       Carolinas HealthCare System, Refunding, Series A, 5.25%, 1/15/34 ..................          4,000,000        4,113,960
       Carolinas HealthCare System, Series A, FSA Insured, 5.00%, 1/15/23 ................          7,780,000        8,138,113
       Carolinas HealthCare System, Series A, Pre-Refunded, 5.00%, 1/15/31 ...............          1,135,000        1,191,943
       Refunding, 5.00%, 1/15/39 .........................................................         15,000,000       14,908,350
    Chatham County COP, AMBAC Insured, 5.00%, 6/01/34 ....................................          5,000,000        5,107,150


                               142 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    --------------------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue,
       International Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 .............   $      1,450,000   $    1,451,479
    Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and
       Mental Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 .........................          5,000,000        5,327,200
    Dare County COP,
       AMBAC Insured, 5.125%, 6/01/21 ....................................................            650,000          677,853
       AMBAC Insured, 5.00%, 6/01/23 .....................................................          3,000,000        3,117,420
       AMBAC Insured, 5.00%, 6/01/29 .....................................................          5,295,000        5,410,272
       NATL Insured, 5.00%, 6/01/23 ......................................................          2,655,000        2,808,937
    Durham County COP, Series A, 5.00%, 6/01/31 ..........................................          4,000,000        4,223,960
    Durham County Enterprise System Revenue, NATL Insured, 5.00%, 6/01/23 ................          1,670,000        1,745,067
    Fayetteville Public Works Commission Revenue, Fayetteville Public Works, Series B,
       5.00%,
       3/01/35 ...........................................................................          1,000,000        1,054,810
    Gastonia Combined Utilities System Revenue,
       FSA Insured, 5.00%, 5/01/25 .......................................................          1,000,000        1,013,800
       NATL Insured, Pre-Refunded, 5.625%, 5/01/19 .......................................          1,000,000        1,018,790
    Greensboro Enterprise System Revenue, Series A, Pre-Refunded, 5.125%,
       6/01/21 ...........................................................................            390,000          416,984
       6/01/22 ...........................................................................            350,000          374,217
    Greensboro HDC, Mortgage Revenue, Refunding, Series A, NATL Insured, 6.70%, 1/01/24 ..          1,230,000        1,231,488
    Greenville Utilities Commission Combined Enterprise System Revenue, Refunding, Series
        A, FSA Insured, 5.00%, 11/01/33 ..................................................          6,000,000        6,243,420
    Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp.
       Project, 5.45%, 11/01/33 ..........................................................          4,000,000        3,474,600
       Refunding, 6.45%, 11/01/29 ........................................................          3,900,000        3,911,700
    Harnett County COP,
       Assured Guaranty, 5.00%, 6/01/28 ..................................................          1,000,000        1,063,860
       Assured Guaranty, 5.00%, 6/01/29 ..................................................            500,000          532,325
       FSA Insured, 5.125%, 12/01/23 .....................................................          1,000,000        1,053,360
    Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%,
       3/01/21 ...........................................................................          1,000,000        1,027,470
    High Point Combined Enterprise System Revenue, FSA Insured, 5.00%,
       11/01/31 ..........................................................................         11,000,000       11,340,230
       11/01/33 ..........................................................................          5,000,000        5,276,500
    Iredell County COP, Iredell County School Project, FSA Insured,
       5.125%, 6/01/27 ...................................................................          4,000,000        4,249,600
       5.00%, 6/01/28 ....................................................................          1,000,000        1,047,390
    Johnston Memorial Hospital Authority Mortgage Revenue, FSA Insured, 5.25%, 10/01/36 ..          7,000,000        7,138,110
    Mecklenburg County COP, Series A, 5.00%, 2/01/28 .....................................            350,000          373,034
    Mecklenburg County GO, Public Improvement, Series B, Pre-Refunded, 4.70%, 2/01/20 ....          3,000,000        3,220,260
    Monroe COP, Assured Guaranty, 5.50%,
       3/01/34 ...........................................................................          2,425,000        2,553,234
       3/01/39 ...........................................................................          1,085,000        1,135,105
    Nash Health Care System Health Care Facilities Revenue, FSA Insured,
       5.00%, 11/01/30 ...................................................................          2,250,000        2,284,627
    New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%,
       12/01/22 ..........................................................................          5,000,000        5,186,450


                              Annual Report | 143

Franklin Tax-Free Trust

    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    --------------------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    New Hanover County Hospital Revenue, New Hanover, Regional Medical, Refunding, Series
       B, FSA Insured,
       5.00%, 10/01/27 ...................................................................   $      3,500,000   $    3,574,690
       5.125%, 10/01/31 ..................................................................          8,385,000        8,585,485
    North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
       Johnson and Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33 ......          3,000,000        2,707,230
       Meredith College, AMBAC Insured, ETM, 4.875%, 6/01/24 .............................          1,000,000        1,009,200
       Wake Forest University, 5.00%, 1/01/38 ............................................         10,200,000       10,703,982
    North Carolina Capital Facilities Finance Agency Revenue, Duke University Project,
       Refunding, Series A, 5.00%, 10/01/41 ..............................................         11,080,000       11,388,689
       Refunding, Series A, 5.00%, 10/01/44 ..............................................          5,000,000        5,152,300
       Refunding, Series B, 5.00%, 10/01/38 ..............................................          5,000,000        5,252,900
       Refunding, Series B, 4.75%, 7/01/42 ...............................................         10,000,000       10,134,900
       Series A, 5.00%, 10/01/39 .........................................................          3,615,000        3,752,225
       Series A, Pre-Refunded, 5.25%, 7/01/42 ............................................         10,000,000       11,146,700
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 6.50%, 1/01/18 ...............................................          3,000,000        3,523,830
       Refunding, Series A, 5.00%, 1/01/24 ...............................................         10,000,000       10,413,300
       Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21 ................................         11,555,000       12,052,096
       Series C, 6.75%, 1/01/24 ..........................................................          3,500,000        4,104,450
    North Carolina HFAR,
       Home Ownership, Refunding, Series 12-C, 5.35%, 7/01/33 ............................         10,000,000       10,062,800
       MF, Mortgage Loan Resolution, Refunding, Series H, FHA Insured, 6.05%, 7/01/28 ....          1,015,000        1,019,050
       MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ............................          1,000,000        1,000,750
       MF, Refunding, Series J, FHA Insured, 5.45%, 7/01/17 ..............................            175,000          175,457
       Refunding, Series F, FHA Insured, 6.70%, 1/01/27 ..................................          1,240,000        1,245,258
       SF, Refunding, Series DD, FHA Insured, 6.20%, 9/01/27 .............................            525,000          546,709
       SF, Series JJ, FHA Insured, 6.45%, 9/01/27 ........................................          1,065,000        1,071,773
       SFR, Series AA, 6.25%, 3/01/17 ....................................................            210,000          210,193
       SFR, Series RR, FHA Insured, 5.85%, 9/01/28 .......................................          1,145,000        1,148,687
    North Carolina Infrastructure Finance Corp. COP, Capital Improvement, Series A, FSA
       Insured, 5.00%, 5/01/22 ...........................................................          6,595,000        7,313,459
    North Carolina Medical Care Commission Health Care Facilities Revenue,
       Duke University Health System, Series A, 5.00%, 6/01/42 ...........................         11,500,000       11,660,655
       FirstHealth Carolinas Project, Series A, 6.125%, 10/01/39 .........................         11,315,000       11,943,096
       FirstHealth Carolinas Project, Series C, 5.00%, 10/01/29 ..........................          5,000,000        5,069,400
       Refunding, FGIC Insured, 5.00%, 1/01/33 ...........................................         10,805,000       10,688,198
       Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19 ...............            630,000          632,923
       Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29 ...............          1,220,000        1,220,769
       University Health System, Refunding, Series D, 6.25%, 12/01/33 ....................         10,000,000       11,084,900
       WakeMed Project, AMBAC Insured, 5.00%, 10/01/32 ...................................          4,205,000        4,151,891
       WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/29 .....................          1,500,000        1,572,210
       WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/38 .....................          6,000,000        6,198,540
       WakeMed Project, Series A, Assured Guaranty, 5.875%, 10/01/38 .....................          2,515,000        2,623,774
    North Carolina Medical Care Commission Health System Revenue,
       Catholic Health East Project, Series C, AMBAC Insured, 5.00%, 11/15/18 ............          2,500,000        2,512,975
       Mission Health Combination, Refunding, FSA Insured, 5.00%, 10/01/36 ...............          5,000,000        5,031,150


                               144 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    --------------------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    North Carolina Medical Care Commission Hospital Revenue,
       Annie Penn Memorial Hospital Project, ETM, 5.25%, 1/01/12 .........................   $        720,000   $      761,285
       Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22 ...............          1,920,000        2,184,653
       Halifax Regional Medical Center Project, 5.00%, 8/15/24 ...........................          1,800,000        1,480,212
       Mission-St. Joseph's Health System Project, Refunding, NATL Insured, 5.125%,
          10/01/28 .......................................................................          1,770,000        1,770,566
(a)    North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34 ........................         10,000,000       10,015,100
       Northeast Medical Center, AMBAC Insured, Pre-Refunded, 5.50%, 11/01/30 ............          1,580,000        1,648,904
       Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 .............................          2,780,000        2,782,029
       Southeastern Regional Medical Center, 6.25%, 6/01/29 ..............................          4,000,000        4,037,600
       Southeastern Regional Medical Center, 5.375%, 6/01/32 .............................          3,500,000        3,413,235
       Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ..........          1,090,000        1,090,120
    North Carolina Medical Care Commission Revenue,
       Betsy Johnson Project, FSA Insured, 5.125%, 10/01/32 ..............................          4,500,000        4,528,260
       Chatham Hospital Project, NATL Insured, 5.25%, 2/01/31 ............................          4,450,000        4,465,130
       Morehead Memorial Hospital, FSA Insured, 5.00%, 11/01/26 ..........................          2,000,000        2,052,900
       Novant Health Obligation Group, NATL Insured, 5.00%, 11/01/39 .....................          9,680,000        9,684,743
       Rowan Regional Medical Center, FSA Insured, 5.00%, 9/01/33 ........................         25,970,000       25,990,516
    North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
       Refunding, Series A, 5.00%, 1/01/26 ...............................................          2,500,000        2,646,100
       Refunding, Series A, 5.00%, 1/01/30 ...............................................          4,670,000        4,810,800
       Series A, NATL Insured, 5.25%, 1/01/19 ............................................          5,000,000        5,410,000
       Series A, NATL Insured, 5.25%, 1/01/20 ............................................          1,500,000        1,582,020
    North Carolina State Capital Improvement Limited Obligation Revenue, Series A, 5.00%,
       5/01/28 ...........................................................................          5,000,000        5,450,350
    North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured,
       5.00%, 6/01/33 ....................................................................          1,500,000        1,530,465
    North Carolina State GO, Public Improvement, Series A, 4.50%, 3/01/26 ................          4,855,000        5,175,624
(a) North Carolina State Ports Authority Port Facilities Revenue, Senior Lien,
       Refunding, Series A, 5.25%, 2/01/40 ...............................................          6,000,000        6,050,460
    North Carolina Turnpike Authority Triangle Expressway System Revenue, Series A,
       Assured Guaranty,
       5.50%, 1/01/29 ....................................................................          6,400,000        6,766,016
       5.75%, 1/01/39 ....................................................................         12,120,000       12,734,969
    Northern Hospital District of Surry County Health Care Facilities Revenue,
       6.00%, 10/01/28 ...................................................................          1,000,000        1,011,410
       6.25%, 10/01/38 ...................................................................          2,000,000        2,036,640
    Oak Island Enterprise System Revenue,
       Assured Guaranty, 6.00%, 6/01/34 ..................................................          1,540,000        1,644,520
       Assured Guaranty, 6.00%, 6/01/36 ..................................................          1,000,000        1,061,800
       Series A, NATL Insured, 5.00%, 6/01/33 ............................................          5,000,000        4,945,400
    Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial Hospital
       Project, NATL Insured, 5.00%,
       4/01/31 ...........................................................................          5,955,000        5,967,982
       10/01/34 ..........................................................................          6,000,000        5,966,160
    Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A,
       NATL Insured, 5.00%, 6/01/33 ......................................................          7,500,000        7,771,125


                              Annual Report | 145

Franklin Tax-Free Trust

    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    --------------------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Pasquotank County COP, NATL Insured, 5.00%, 6/01/25 ..................................   $      1,400,000   $    1,443,582
    Pitt County COP, School Facilities Project,
       Series A, FSA Insured, Pre-Refunded, 5.25%, 4/01/25 ...............................          1,670,000        1,693,230
       Series B, AMBAC Insured, 5.00%, 4/01/29 ...........................................          2,500,000        2,544,150
       Series B, FSA Insured, Pre-Refunded, 5.50%, 4/01/25 ...............................          1,000,000        1,014,110
    Pitt County Revenue, Assured Guaranty, 5.00%, 4/01/34 ................................          1,000,000        1,022,210
    Raleigh Combined Enterprise System Revenue,
       5.00%, 3/01/31 ....................................................................         10,360,000       10,793,359
       Series A, 5.00%, 3/01/36 ..........................................................          6,000,000        6,255,240
    Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29 .................          6,070,000        6,283,239
    Raleigh-Durham Airport Authority Airport Revenue, Series A,
       AMBAC Insured, 5.00%, 5/01/30 .....................................................         14,060,000       14,405,735
       FGIC Insured, 5.00%, 11/01/25 .....................................................          6,480,000        6,612,516
       FGIC Insured, 5.00%, 11/01/31 .....................................................          8,000,000        8,081,040
    Rockingham County COP, Assured Guaranty, 5.00%, 4/01/32 ..............................          9,380,000        9,739,442
    Union County COP, AMBAC Insured, 5.00%, 6/01/30 ......................................          5,000,000        5,195,100
    University of North Carolina at Ashville Revenue, General, Refunding, Series A,
       AMBAC Insured, 5.00%, 6/01/27 .....................................................          1,200,000        1,215,144
    University of North Carolina at Chapel Hill Revenue, Board of Governors of the
       University of North Carolina, General,
       5.00%, 12/01/28 ...................................................................          1,000,000        1,046,440
       5.00%, 12/01/31 ...................................................................          9,000,000        9,556,830
       Refunding, Series A, 5.00%, 12/01/34 ..............................................         11,460,000       11,940,747
       Series A, 5.00%, 12/01/25 .........................................................          4,000,000        4,081,040
    University of North Carolina at Charlotte Revenue, General, Series B, FSA Insured,
       5.00%, 4/01/32 ....................................................................          5,000,000        5,171,350
    University of North Carolina at Greensboro Revenue,
       General, Series A, Assured Guaranty, 5.00%, 4/01/34 ...............................          1,000,000        1,050,580
       Housing and Dining System, Series G, NATL Insured, Pre-Refunded, 6.00%, 4/01/26 ...          2,040,000        2,069,662
       Series A, FSA Insured, 5.00%, 4/01/26 .............................................          4,940,000        5,061,969
    University of North Carolina at Wilmington COP, Student Housing Project,
       Assured Guaranty, 5.00%, 6/01/32 ..................................................          5,000,000        5,090,900
       FGIC Insured, 5.00%, 6/01/26 ......................................................          1,655,000        1,709,499
       FGIC Insured, 5.00%, 6/01/27 ......................................................          1,740,000        1,787,746
       FGIC Insured, 5.00%, 6/01/29 ......................................................          1,915,000        1,949,796
       FGIC Insured, 5.00%, 6/01/37 ......................................................         11,350,000       11,373,267
    University of North Carolina System Pool Revenue,
       AMBAC Insured, 5.00%, 4/01/29 .....................................................          2,500,000        2,574,150
       Series A, AMBAC Insured, 5.00%, 4/01/27 ...........................................          1,430,000        1,447,861
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27 .............................            670,000          741,650
       Series A, Assured Guaranty, 5.00%, 10/01/33 .......................................          5,000,000        5,256,000
       Series A, NATL Insured, 5.00%, 10/01/33 ...........................................          2,000,000        2,065,520
    Wake County GO, Limited Obligation Bonds, Series 2009, 5.00%, 6/01/36 ................          5,000,000        5,260,450
    Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co.
       Project, Refunding, 5.375%, 2/01/17 ...............................................          8,000,000        8,407,360
    Wake County Revenue, 5.00%,
       1/01/33 ...........................................................................         10,820,000       11,510,532
       1/01/37 ...........................................................................         12,000,000       12,627,480


                              146 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    --------------------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Western Carolina University Research and Development Corp. COP, Western Carolina
       University Student Housing, Assured Guaranty, 5.00%, 6/01/39 ......................   $      5,000,000   $    5,142,500
    Wilkes County COP,
       NATL Insured, 5.00%, 6/01/31 ......................................................          4,295,000        4,403,449
       NATL Insured, 5.00%, 6/01/36 ......................................................          6,085,000        6,179,074
       Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ........................          1,000,000        1,027,990
    Wilmington COP,
       AMBAC Insured, 5.00%, 9/01/29 .....................................................          1,000,000        1,040,760
       Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32 ................................          5,310,000        5,487,566
       Series A, 5.00%, 6/01/33 ..........................................................          6,000,000        6,233,640
       Series A, 5.00%, 6/01/38 ..........................................................          7,625,000        7,845,820
    Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%,
       6/01/28 ...........................................................................            700,000          739,998
       6/01/33 ...........................................................................          1,000,000        1,035,550
    Wilmington Water and Sewer System Revenue, Refunding, FSA Insured, 5.00%, 6/01/34 ....          3,565,000        3,677,440
    Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33 ..............          3,000,000        3,095,130
    Winston-Salem Water and Sewer System Revenue,
       5.00%, 6/01/39 ....................................................................          5,000,000        5,291,750
       Pre-Refunded, 5.125%, 6/01/20 .....................................................          2,500,000        2,672,975
       Refunding, Series A, 5.00%, 6/01/32 ...............................................          7,590,000        8,023,693
                                                                                                                --------------
                                                                                                                   919,137,880
                                                                                                                --------------
    U.S. TERRITORIES 18.1%
    PUERTO RICO 17.6%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.50%, 5/15/39 .........................................................          7,000,000        6,196,470
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/38 ....................................................................          2,100,000        2,153,697
    Puerto Rico Commonwealth GO,
       Public Improvement, FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ....................          4,805,000        5,111,991
       Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 .......................          3,445,000        3,462,087
       Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ...........................          5,000,000        5,002,900
       Public Improvement, Refunding, Series B, 6.00%, 7/01/39 ...........................         10,000,000       10,272,000
       Public Improvement, Series A, 5.375%, 7/01/28 .....................................          4,925,000        4,930,516
       Public Improvement, Series A, 5.125%, 7/01/31 .....................................          3,265,000        3,131,886
       Public Improvement, Series A, Pre-Refunded, 5.375%, 7/01/28 .......................          2,405,000        2,566,616
       Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 .......................          1,000,000        1,063,890
       Series A, 5.00%, 7/01/26 ..........................................................          8,050,000        7,891,093
       Series A, 5.25%, 7/01/37 ..........................................................          5,000,000        4,729,450
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series A, NATL Insured, 5.00%, 7/01/38 .................................             85,000           79,389
       Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ..................................          3,060,000        3,069,792
       Refunding, Series H, 5.00%, 7/01/35 ...............................................          1,490,000        1,375,330
       Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................          5,000,000        5,515,450
       Series D, Pre-Refunded, 5.25%, 7/01/38 ............................................          3,000,000        3,300,630
       Series H, Pre-Refunded, 5.00%, 7/01/35 ............................................          2,790,000        3,170,054
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/31 .....................................................          8,000,000        7,267,360


                               Annual Report | 147

Franklin Tax-Free Trust

    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    --------------------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Electric Power Authority Power Revenue,
       Series NN, NATL Insured, Pre-Refunded, 5.00%, 7/01/32 .............................   $      5,000,000   $    5,681,100
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 .............................          3,000,000        3,532,290
       Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 .............................          1,000,000        1,177,430
       Series TT, 5.00%, 7/01/32 .........................................................         10,100,000        9,847,298
       Series WW, 5.50%, 7/01/38 .........................................................          6,700,000        6,761,774
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..............................................          1,790,000        1,762,953
       Refunding, Series N, 5.00%, 7/01/32 ...............................................         10,000,000        9,016,300
       Refunding, Series P, 6.75%, 7/01/36 ...............................................          5,000,000        5,382,750
       Series D, Pre-Refunded, 5.375%, 7/01/33 ...........................................          5,210,000        5,734,334
       Series I, 5.00%, 7/01/36 ..........................................................          2,405,000        2,182,778
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A,
       5.375%, 8/01/39 ...................................................................         20,000,000       20,006,600
       5.50%, 8/01/42 ....................................................................          5,750,000        5,741,030
       6.00%, 8/01/42 ....................................................................         45,750,000       47,854,958
                                                                                                                --------------
                                                                                                                   204,972,196
                                                                                                                --------------
    U.S. VIRGIN ISLANDS 0.5%
    Virgin Islands PFAR, senior lien, Refunding, Series B, 5.00%, 10/01/25 ...............          5,500,000        5,533,055
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                         210,505,251
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
    (COST $1,106,342,682) ................................................................                       1,129,643,131
                                                                                                                --------------
    SHORT TERM INVESTMENTS 2.9%
    MUNICIPAL BONDS 2.9%
    NORTH CAROLINA 2.1%
(b) Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas
       HealthCare System, Refunding,
       Series B, Daily VRDN and Put, 0.12%, 1/15/26 ......................................          7,550,000        7,550,000
       Series C, Daily VRDN and Put, 0.14%, 1/15/26 ......................................          8,900,000        8,900,000
(b) North Carolina Medical Care Commission Health Care Facilities Revenue,
       Cleveland County Health, Daily VRDN and Put, 0.16%, 1/01/33 .......................          3,930,000        3,930,000
       Wake Forest University, Refunding, Series D, Daily VRDN and Put, 0.14%, 7/01/34 ...            400,000          400,000
(b) North Carolina Medical Care Commission Hospital Revenue, Randolph Hospital, Refunding,
       Daily VRDN and Put, 0.16%, 10/01/37 ...............................................          3,800,000        3,800,000
                                                                                                                --------------
                                                                                                                    24,580,000
                                                                                                                --------------


                              148 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    --------------------------------------------                                             ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.8%
    PUERTO RICO 0.8%
(b) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and
       Put, 0.12%, 7/01/32 ...............................................................   $      8,835,000   $    8,835,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $33,415,000) ......................................                          33,415,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $1,139,757,682) 99.9% ........................................                       1,163,058,131
    OTHER ASSETS, LESS LIABILITIES 0.1% ..................................................                           1,134,928
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $1,164,193,059
                                                                                                                ==============

See Abbreviations on page 185.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 149

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                                         YEAR ENDED FEBRUARY 28,
                                                       -------------------------------------------------------
CLASS A                                                  2010       2009       2008(a)      2007        2006
-------                                                --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  10.95   $  11.12    $  11.85    $  11.85    $  11.91
                                                       --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ........................       0.49       0.49        0.49        0.50        0.51
   Net realized and unrealized gains (losses) ......       0.68      (0.18)      (0.73)         --(d)    (0.06)
                                                       --------   --------    --------    --------    --------
Total from investment operations ...................       1.17       0.31       (0.24)       0.50        0.45
                                                       --------   --------    --------    --------    --------
Less distributions from net investment income ......      (0.49)     (0.48)      (0.49)      (0.50)      (0.51)
                                                       --------   --------    --------    --------    --------
Redemption fees(e) .................................         --         --(d)       --(d)       --(d)       --(d)
                                                       --------   --------    --------    --------    --------
Net asset value, end of year .......................   $  11.63   $  10.95    $  11.12    $  11.85    $  11.85
                                                       ========   ========    ========    ========    ========
Total return(f) ....................................      10.82%      2.80%      (2.13)%      4.37%       3.88%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       0.65%      0.66%       0.66%       0.66%       0.67%
Net investment income ..............................       4.27%      4.42%       4.18%       4.25%       4.27%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $675,934   $547,261    $494,276    $493,441    $473,956
Portfolio turnover rate ............................       6.08%      8.75%      18.28%       8.51%       5.80%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               150 | Annual Report

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                                      YEAR ENDED FEBRUARY 28,
                                                       ---------------------------------------------------
CLASS C                                                  2010       2009     2008(a)      2007       2006
-------                                                --------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  11.08   $ 11.24    $ 11.97    $ 11.96    $ 12.02
                                                       --------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ........................       0.43      0.43       0.43       0.44       0.45
   Net realized and unrealized gains (losses) ......       0.68     (0.18)     (0.74)      0.01      (0.06)
                                                       --------   -------    -------    -------    -------
Total from investment operations ...................       1.11      0.25      (0.31)      0.45       0.39
                                                       --------   -------    -------    -------    -------
Less distributions from net investment income ......      (0.42)    (0.41)     (0.42)     (0.44)     (0.45)
                                                       --------   -------    -------    -------    -------
Redemption fees(d) .................................         --        --(e)      --(e)      --(e)      --(e)
                                                       --------   -------    -------    -------    -------
Net asset value, end of year .......................   $  11.77   $ 11.08    $ 11.24    $ 11.97    $ 11.96
                                                       ========   =======    =======    =======    =======
Total return(f) ....................................      10.18%     2.30%     (2.65)%     3.84%      3.27%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       1.20%     1.21%      1.21%      1.20%      1.22%
Net investment income ..............................       3.72%     3.87%      3.63%      3.71%      3.72%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $119,921   $73,493    $60,372    $56,793    $51,461
Portfolio turnover rate ............................       6.08%     8.75%     18.28%      8.51%      5.80%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 151

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                       PERIOD ENDED
                                                       FEBRUARY 28,
ADVISOR CLASS                                            2010(a)
-------------                                          ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............      $11.15
                                                          ------
Income from investment operations(b):
   Net investment income(c) ........................        0.33
   Net realized and unrealized gains (losses) ......        0.47
                                                          ------
Total from investment operations ...................        0.80
                                                          ------
Less distributions from net investment income ......       (0.32)
                                                          ------
Net asset value, end of period .....................      $11.63
                                                          ======
Total return(d) ....................................        7.26%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ...........................................        0.55%
Net investment income ..............................        4.37%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $7,601
Portfolio turnover rate ............................        6.08%

(a)  For the period July 1, 2009 (effective date) to February 28, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                              152 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS 98.3%
    VIRGINIA 75.0%
    Abingdon IDA Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding,
       5.375%, 7/01/28 ...................................................................   $      5,000,000   $    4,985,150
(a) Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
       6.30%, 12/01/25 ...................................................................          2,000,000        1,974,240
       Series A, 6.55%, 12/01/25 .........................................................          5,000,000        5,009,100
    Bristol Utility System Revenue, FSA Insured, ETM, 5.00%, 7/15/21 .....................          1,245,000        1,429,634
    Capital Region Airport Commission Airport Revenue, FSA Insured, 5.00%,
       7/01/31 ...........................................................................          2,000,000        2,120,000
       7/01/38 ...........................................................................          5,895,000        6,151,550
    Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 ....................          1,000,000          986,930
    Charlotte County IDA Hospital Revenue, Halifax Regional Hospital Inc., 5.00%,
       9/01/37 ...........................................................................          2,500,000        2,354,200
    Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
       7/15/19 ...........................................................................          2,795,000        2,814,537
       7/15/32 ...........................................................................          8,000,000        7,904,160
    Chesterfield County EDA, PCR, Virginia Electric and Power, Refunding, Series A, 5.00%,
       5/01/23 ...........................................................................          5,000,000        5,356,300
    Dinwiddie County IDA Lease Revenue, Refunding, Series B, NATL Insured, 5.00%, 2/15/30           1,410,000        1,419,997
    Fairfax County EDA Revenue, National Wildlife Federation, NATL Insured, 5.375%, 9/01/29         8,000,000        8,047,440
    Fairfax County IDAR, Health Care, Inova Health System Project,
       Refunding, Series C, 5.00%, 5/15/25 ...............................................          3,500,000        3,651,865
       Series A, 5.50%, 5/15/35 ..........................................................         10,000,000       10,553,000
    Fairfax County Redevelopment and Housing Authority MFHR, Paul Spring Center, Refunding,
       Series A, FHA Insured,
       5.90%, 6/15/17 ....................................................................            800,000          801,600
       6.00%, 12/15/28 ...................................................................          1,000,000        1,002,000
    Fairfax County Water Authority Water Revenue,
       Pre-Refunded, 5.00%, 4/01/27 ......................................................          2,830,000        3,088,577
       Refunding, 5.00%, 4/01/27 .........................................................         11,420,000       11,813,419
    Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement,
       Series B, FSA Insured, 5.00%,
       4/01/29 ...........................................................................          5,115,000        5,274,435
       4/01/35 ...........................................................................          6,000,000        6,108,180
    Gloucester County IDA Lease Revenue, Courthouse Project, NATL Insured, Pre-Refunded,
       5.50%, 11/01/30 ...................................................................          1,715,000        1,791,558
    Greater Richmond Convention Center Authority Hotel Tax Revenue,
       Convention Center Expansion Project, Pre-Refunded, 6.125%, 6/15/29 ................          8,000,000        8,213,920
       Convention Center Expansion Project, Pre-Refunded, 6.25%, 6/15/32 .................          8,175,000        8,396,461
       Refunding, NATL Insured, 5.00%, 6/15/30 ...........................................         17,555,000       17,675,076
    Hampton Convention Center Revenue, Refunding, AMBAC Insured,
       5.25%, 1/15/23 ....................................................................          3,000,000        3,102,930
       5.125%, 1/15/28 ...................................................................          2,605,000        2,653,088
       5.00%, 1/15/35 ....................................................................          7,600,000        7,635,796
    Hampton Roads Sanitation District Wastewater Revenue, Hampton Roads,
       5.00%, 4/01/33 ....................................................................         10,000,000       10,627,400
       Refunding, 5.00%, 4/01/38 .........................................................         18,000,000       18,952,020
    Harrisonburg GO, FSA Insured, Pre-Refunded, 5.75%, 12/01/29 ..........................          1,000,000        1,061,230
    Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured,
       5.00%,
       8/15/42 ...........................................................................          8,095,000        7,327,270
       8/15/46 ...........................................................................         15,000,000       13,436,850


                               Annual Report | 153

Franklin Tax-Free Trust

    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Isle Wight County IDA Environmental Improvement Revenue, International Paper Co.
       Project, Series A, 6.60%, 5/01/24 .................................................   $      2,000,000   $    2,021,720
    Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 ....          4,155,000        4,220,109
    King George County IDA Lease Revenue, FSA Insured, 5.00%, 3/01/32 ....................          3,595,000        3,689,117
    Loudoun County IDA Hospital Revenue, Loudoun Hospital Center, Series A, Pre-Refunded,
       6.10%, 6/01/32 ....................................................................          1,500,000        1,687,965
    Loudoun County Sanitation Authority Water and Sewer Revenue, 5.00%, 1/01/33 ..........         15,060,000       15,627,310
    Louisa IDA, PCR, Virginia Electric and Power Co. Project, Mandatory Put 12/01/11,
       Series C, 5.00%, 11/01/35 .........................................................          5,000,000        5,262,800
    Manassas Park GO, Series A, CIFG Insured, 5.00%, 4/01/29 .............................          5,545,000        5,776,060
    Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%,
       5/15/28 ...........................................................................          1,000,000        1,039,800
    Montgomery County IDA Lease Revenue, Series B, AMBAC Insured, Pre-Refunded, 5.50%,
       1/15/22 ...........................................................................          1,000,000        1,054,040
    Montgomery County IDA Public Facilities Lease Revenue, Public Projects, 5.00%,
       2/01/29 ...........................................................................          6,500,000        6,705,335
    Newport News EDA, EDR, Series A, 5.00%, 1/15/31 ......................................          5,870,000        6,139,609
    Newport News IDA Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured,
       6.25%, 8/01/36 ....................................................................          2,950,000        2,965,251
    Newport News Water Revenue, FSA Insured, 5.00%, 6/01/37 ..............................          1,345,000        1,401,288
    Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 ...........          1,440,000        1,341,792
    Norfolk Water Revenue, NATL Insured, 5.90%, 11/01/25 .................................          5,000,000        5,030,350
    Northwestern Regional Jail Authority Jail Facilities Revenue, NATL Insured, 5.00%,
       7/01/33 ...........................................................................          2,600,000        2,601,014
    Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured,
       Pre-Refunded,
       5.00%, 2/01/34 ....................................................................          1,000,000        1,091,950
    Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, 5.25%, 3/01/39 ..          6,435,000        6,565,437
    Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital
       Project, Refunding, FHA Insured, 8.70%, 8/01/23 ...................................             50,000           51,117
    Pittsylvania County GO, Series B, 5.75%, 2/01/30 .....................................          5,800,000        6,412,364
    Powhatan Co. EDA Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%,
       7/15/33 ...........................................................................          1,000,000        1,023,340
    Powhatan County GO, Refunding, 5.00%, 1/15/32 ........................................          5,140,000        5,464,848
    Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1,
       AMBAC Insured, 6.00%, 12/01/33 ....................................................          2,080,000        2,082,808
    Prince William County Service Authority Water and Sewer System Revenue, Refunding,
       5.00%, 7/01/32 ....................................................................          1,750,000        1,827,998
    Richmond GO, NATL Insured, Pre-Refunded, 5.00%, 7/15/19 ..............................          3,690,000        3,957,783
    Richmond IDA Student Housing Revenue, University Real Estate Foundation, 5.55%,
       1/01/31 ...........................................................................          4,400,000        4,473,172
    Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%,
       8/01/22 ...........................................................................          2,000,000        2,039,780
    Richmond Public Utility Revenue,
       FSA Insured, 5.00%, 1/15/35 .......................................................          3,500,000        3,615,675
       FSA Insured, Pre-Refunded, 5.00%, 1/15/33 .........................................          8,500,000        9,198,105
    Refunding, 5.00%, 1/15/35 ............................................................         11,495,000       12,134,467
    Riverside Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%,
       7/01/28 ...........................................................................          7,000,000        7,246,890
       7/01/32 ...........................................................................         22,000,000       22,335,500
    Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, 5.125%,
       10/15/37 ..........................................................................         10,000,000       10,456,400


                               154 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Stafford County and Staunton IDAR, Virginia Municipal League Assn. Counties Program,
       Series A, NATL Insured, 5.25%, 8/01/31 ............................................   $      5,000,000   $    5,272,100
       Series C, NATL Insured, 5.00%, 8/01/35 ............................................          7,735,000        7,918,629
       XLCA Insured, 5.00%, 8/01/37 ......................................................          3,985,000        4,058,802
    Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligation,
       5.25%, 6/15/37 ....................................................................          5,000,000        4,949,500
    University of Virginia Revenue,
       General, 5.00%, 6/01/37 ...........................................................          8,935,000        9,284,805
       General, Refunding, 5.00%, 6/01/40 ................................................         16,750,000       17,626,862
       Series B, 5.00%, 6/01/33 ..........................................................         14,000,000       14,429,800
    Virginia Beach Development Authority Public Facility Revenue, 5.00%, 7/15/27 .........          5,635,000        6,076,953
    Virginia Beach Water and Sewer Revenue, Pre-Refunded, 5.25%, 8/01/21 .................          1,865,000        1,903,606
    Virginia College Building Authority Educational Facilities Revenue,
       Hampton University Project, Pre-Refunded, 6.00%, 4/01/20 ..........................          1,500,000        1,521,750
       Public Higher Education Financing Program, Series A, 5.00%, 9/01/33 ...............          4,010,000        4,257,818
       Public Higher Education Financing program, Series B, 5.00%, 9/01/25 ...............         13,205,000       14,770,717
       Public Higher Education Financing Program, Series B, 5.00%, 9/01/29 ...............          5,010,000        5,443,816
       Regent University Project, NATL Insured, Pre-Refunded, 5.125%, 10/01/21 ...........          5,000,000        5,362,150
       Regent University Project, NATL Insured, Pre-Refunded, 5.125%, 10/01/31 ...........          4,050,000        4,343,341
    Virginia Commonwealth Transportation Board Transportation Revenue,
       Northern Virginia Transportation Program, Refunding, Series A, 5.00%, 5/15/27 .....          8,920,000        9,177,610
       U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded, 5.00%, 5/15/24           2,000,000        2,110,020
       U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded, 5.00%, 5/15/26          10,000,000       10,550,100
    Virginia Port Authority Port Facility Revenue, NATL Insured, 4.75%, 7/01/28 ..........          1,500,000        1,492,635
    Virginia Small Business Financing Authority Healthcare Facilities Revenue, Sentara
       Healthcare, Refunding, 5.00%, 11/01/40 ............................................         15,000,000       15,106,050
    Virginia State HDA, Commonwealth Mortgage Revenue, Series E, 6.375%, 1/01/36 .........         10,000,000       10,785,800
    Virginia State HDA Revenue, Rental Housing,
       Series B, 5.625%, 6/01/39 .........................................................          7,240,000        7,609,385
       Series E, 5.00%, 10/01/44 .........................................................          6,540,000        6,561,974
       Series F, 5.05%, 12/01/44 .........................................................         12,125,000       12,222,121
    (b)Series F, 5.00%, 4/01/45 ..........................................................          2,125,000        2,129,718
       Series J, 5.80%, 2/01/19 ..........................................................          2,000,000        2,000,000
       Series L, 5.75%, 2/01/15 ..........................................................          1,000,000        1,000,000
    Virginia State Public School Authority GO, School Financing,
       Series A, Pre-Refunded, 5.00%, 8/01/20 ............................................          3,000,000        3,223,800
       Series A, Pre-Refunded, 5.00%, 8/01/21 ............................................          4,000,000        4,298,400
       Series C, Pre-Refunded, 5.00%, 8/01/22 ............................................          2,000,000        2,149,200
       Series C, Pre-Refunded, 5.00%, 8/01/26 ............................................         10,925,000       11,740,005
    Virginia State Public School Authority Special Obligation Fluvanna County Revenue,
       School Financing, 6.00%, 12/01/32 .................................................          5,000,000        5,563,600
    Virginia State Resources Authority Airports Revenue, Revolving Fund, Series A, 5.00%,
       8/01/27 ...........................................................................          3,000,000        3,022,470
    Virginia State Resources Authority Infrastructure Revenue,
       Senior Series A, 5.00%, 11/01/31 ..................................................          5,000,000        5,301,600
       Senior Series A, 5.00%, 11/01/36 ..................................................          4,915,000        5,129,540
    Virginia Pooled Financing Program, Senior Series, 5.00%, 11/01/33 ....................          4,615,000        4,794,385
    Virginia Pooled Financing Program, Senior Series, Pre-Refunded, 5.00%, 11/01/33 ......            385,000          440,221


                              Annual Report | 155

Franklin Tax-Free Trust

    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Virginia State Resources Authority Infrastructure Revenue, (continued)
       Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38 ...............   $      1,600,000   $    1,699,216
       Virginia Pooled Financing Program, Senior Series B, 5.00%, 11/01/32 ...............          2,505,000        2,680,701
    Virginia State Resources Authority Water and Sewer System Revenue, Tuckahoe Service
       District Project, 5.00%, 11/01/35 .................................................          1,125,000        1,157,164
    Winchester IDA Hospital Revenue, Valley Health System Obligation, Series E, 5.625%,
       1/01/44 ...........................................................................          3,350,000        3,388,022
                                                                                                                --------------
                                                                                                                   602,815,493
                                                                                                                --------------
    DISTRICT OF COLUMBIA 7.2%
    Metropolitan Washington D.C. Airports Authority Airport System Revenue,
       Refunding, BHAC Insured, 5.00%, 10/01/29 ..........................................          3,000,000        3,185,130
       Refunding, Series A, FGIC Insured, 5.00%, 10/01/25 ................................          1,000,000        1,008,100
       Refunding, Series A, FSA Insured, 5.00%, 10/01/32 .................................         10,000,000        9,906,100
       Refunding, Series C, 5.125%, 10/01/34 .............................................          6,450,000        6,692,197
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 10/01/32 .............................          6,655,000        7,418,129
    Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, first senior lien, Series A,
       5.00%, 10/01/39 ...................................................................         10,000,000       10,075,300
       5.25%, 10/01/44 ...................................................................         12,000,000       12,308,280
    Metropolitan Washington D.C. Airports Authority General Airport Revenue, Refunding,
       Series A,
       FGIC Insured, 5.00%, 10/01/27 .....................................................          5,000,000        4,965,150
    Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series A,
       5.125%, 7/01/32 ...................................................................          2,000,000        2,108,260
                                                                                                                --------------
                                                                                                                    57,666,646
                                                                                                                --------------
    U.S. TERRITORIES 16.1%
    PUERTO RICO 16.1%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/38 ....................................................................          1,100,000        1,128,127
       Assured Guaranty, 5.00%, 7/01/28 ..................................................          7,000,000        7,210,980
    Puerto Rico Commonwealth GO, Public Improvement,
       Refunding, Series B, 6.00%, 7/01/39 ...............................................          5,000,000        5,136,000
       Series A, 5.125%, 7/01/28 .........................................................          5,000,000        4,823,950
       Series A, 5.00%, 7/01/29 ..........................................................          8,000,000        7,572,480
       Series A, 5.125%, 7/01/31 .........................................................          3,315,000        3,179,848
       Series A, 5.00%, 7/01/33 ..........................................................            900,000          825,705
       Series A, 6.00%, 7/01/38 ..........................................................          5,000,000        5,045,100
       Series A, Pre-Refunded, 5.125%, 7/01/31 ...........................................          1,685,000        1,792,655
       Series A, Pre-Refunded, 5.00%, 7/01/33 ............................................          1,100,000        1,249,842
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series
       Y, Pre-Refunded, 5.50%, 7/01/36 ...................................................          4,500,000        5,455,485
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................          5,000,000        5,515,450
       Series D, Pre-Refunded, 5.25%, 7/01/38 ............................................          3,000,000        3,300,630
       Series G, 5.00%, 7/01/33 ..........................................................          1,695,000        1,575,825
       Series G, Pre-Refunded, 5.00%, 7/01/33 ............................................          3,305,000        3,755,207


                              156 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Electric Power Authority Power Revenue,
       Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ..............................   $      5,910,000   $    6,066,201
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 .............................          3,000,000        3,532,290
       Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 .............................          1,000,000        1,177,430
       Series TT, 5.00%, 7/01/32 .........................................................         10,000,000        9,749,800
       Series WW, 5.50%, 7/01/38 .........................................................          6,700,000        6,761,774
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ..          2,580,000        2,598,679
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..............................................          1,315,000        1,295,130
       Refunding, Series N, 5.00%, 7/01/32 ...............................................          5,000,000        4,508,150
       Refunding, Series Q, 5.625%, 7/01/39 ..............................................          5,000,000        4,863,150
       Series D, Pre-Refunded, 5.375%, 7/01/33 ...........................................          3,685,000        4,055,858
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A,
       5.375%, 8/01/39 ...................................................................          6,000,000        6,001,980
       6.00%, 8/01/42 ....................................................................         20,000,000       20,920,200
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                         129,097,926
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $769,623,470) ..............                         789,580,065
                                                                                                                --------------
    SHORT TERM INVESTMENTS 0.9%
    MUNICIPAL BONDS 0.9%
    VIRGINIA 0.7%
(c) Montgomery County IDAR, Virginia Tech Foundation, Daily VRDN and Put, 0.15%,
       6/01/35 ...........................................................................            300,000          300,000
(c) Norfolk Redevelopment and Housing Authority Revenue, Old Dominion University Project,
       Refunding, Daily VRDN and Put, 0.16%,
       8/01/31 ...........................................................................            900,000          900,000
       8/01/33 ...........................................................................          4,810,000        4,810,000
                                                                                                                --------------
                                                                                                                     6,010,000
                                                                                                                --------------
    U.S. TERRITORIES 0.2%
    PUERTO RICO 0.2%
(c) Puerto Rico Commonwealth GO, Refunding, Series A-6, Daily VRDN and Put, 0.12%,
       7/01/33 ...........................................................................          1,500,000        1,500,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $7,510,000) .......................................                           7,510,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $777,133,470) 99.2% ..........................................                         797,090,065
    OTHER ASSETS, LESS LIABILITIES 0.8% ..................................................                           6,365,243
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  803,455,308
                                                                                                                ==============

See Abbreviations on page 185.

(a) In prior years, the Internal Revenue Service (IRS) issued a preliminary adverse determination, ruling that the income generated by the bond was taxable. The issuer of the bond was contesting this determination and, until this was finalized, the Fund continued to recognize interest income earned on the bond as tax-exempt. In March 2010, the Fund received notice that the IRS withdrew its preliminary adverse determination.

(b)  Security purchased on a when-issued basis. See Note 1(b).

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 157

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2010

                                                                         FRANKLIN           FRANKLIN           FRANKLIN
                                                                     ALABAMA TAX-FREE   FLORIDA TAX-FREE   GEORGIA TAX-FREE
                                                                        INCOME FUND       INCOME FUND        INCOME FUND
                                                                     ----------------   ----------------   ----------------
Assets:
   Investments in securities:
      Cost .......................................................     $287,298,207      $1,231,198,963      $447,773,418
                                                                       ------------      --------------      ------------
      Value ......................................................     $290,271,651      $1,273,413,522      $462,374,626
   Cash ..........................................................           34,852             418,123           277,501
   Receivables:
      Capital shares sold ........................................          899,470           1,314,595         1,365,202
      Interest ...................................................        4,113,464          18,821,931         5,278,611
   Other assets ..................................................              807               3,563             1,251
                                                                       ------------      --------------      ------------
         Total assets ............................................      295,320,244       1,293,971,734       469,297,191
                                                                       ------------      --------------      ------------
Liabilities:
   Payables:
      Investment securities purchased ............................               --           4,976,850           602,259
      Capital shares redeemed ....................................          252,063           3,975,412         1,084,089
      Affiliates .................................................          179,305             682,542           280,001
      Distributions to shareholders ..............................          143,003             707,944           389,028
   Accrued expenses and other liabilities ........................           58,253             143,832            77,931
                                                                       ------------      --------------      ------------
         Total liabilities .......................................          632,624          10,486,580         2,433,308
                                                                       ------------      --------------      ------------
            Net assets, at value .................................     $294,687,620      $1,283,485,154      $466,863,883
                                                                       ============      ==============      ============
Net assets consist of:
   Paid-in capital ...............................................     $292,578,895      $1,244,452,699      $456,512,534
   Undistributed net investment income (distributions in excess of
      net investment income) .....................................          135,791             867,024          (160,812)
   Net unrealized appreciation (depreciation) ....................        2,973,444          42,214,559        14,601,208
   Accumulated net realized gain (loss) ..........................       (1,000,510)         (4,049,128)       (4,089,047)
                                                                       ------------      --------------      ------------
            Net assets, at value .................................     $294,687,620      $1,283,485,154      $466,863,883
                                                                       ============      ==============      ============
CLASS A:
   Net assets, at value ..........................................     $244,859,547      $1,137,683,867      $365,222,961
                                                                       ============      ==============      ============
   Shares outstanding ............................................       21,922,629          99,330,707        30,629,753
                                                                       ============      ==============      ============
   Net asset value per share(a) ..................................     $      11.17      $        11.45      $      11.92
                                                                       ============      ==============      ============
   Maximum offering price per share (net asset value per
      share / 95.75%) ............................................     $      11.67      $        11.96      $      12.45
                                                                       ============      ==============      ============
CLASS B:
   Net assets, at value ..........................................               --      $   26,305,440                --
                                                                       ============      ==============      ============
   Shares outstanding ............................................               --           2,278,202                --
                                                                       ============      ==============      ============
   Net asset value and maximum offering price per share(a) .......               --      $        11.55                --
                                                                       ============      ==============      ============
CLASS C:
   Net assets, at value ..........................................     $ 49,828,073      $  119,495,847      $101,640,922
                                                                       ============      ==============      ============
   Shares outstanding ............................................        4,419,011          10,278,922         8,432,949
                                                                       ============      ==============      ============
   Net asset value and maximum offering price per share(a) .......     $      11.28      $        11.63      $      12.05
                                                                       ============      ==============      ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               158 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010

                                                                         FRANKLIN             FRANKLIN            FRANKLIN
                                                                     KENTUCKY TAX-FREE   LOUISIANA TAX-FREE   MARYLAND TAX-FREE
                                                                        INCOME FUND          INCOME FUND         INCOME FUND
                                                                     -----------------   ------------------   -----------------
Assets:
   Investments in securities:
      Cost .......................................................     $187,731,498         $388,015,326        $647,362,018
                                                                       ------------         ------------        ------------
      Value ......................................................     $191,538,215         $394,117,158        $649,310,655
   Cash ..........................................................            2,696               91,116              61,122
   Receivables:
      Capital shares sold ........................................          522,678              513,520           2,824,704
      Interest ...................................................        2,281,634            5,104,402           7,455,805
   Other assets ..................................................              504                1,054               1,784
                                                                       ------------         ------------        ------------
         Total assets ............................................      194,345,727          399,827,250         659,654,070
                                                                       ============         ============        ============
Liabilities:
   Payables:
      Investment securities purchased ............................        6,413,015            5,967,076                  --
      Capital shares redeemed ....................................           67,306            1,981,354           1,127,181
      Affiliates .................................................          105,459              228,632             389,938
      Distributions to shareholders ..............................           90,976              193,455             320,849
   Accrued expenses and other liabilities ........................           50,798               70,165             100,306
                                                                       ------------         ------------        ------------
         Total liabilities .......................................        6,727,554            8,440,682           1,938,274
                                                                       ------------         ------------        ------------
            Net assets, at value .................................     $187,618,173         $391,386,568        $657,715,796
                                                                       ============         ============        ============
Net assets consist of:
   Paid-in capital ...............................................     $185,955,867         $387,406,928        $657,520,541
   Undistributed net investment income (distributions in excess of
      net investment income) .....................................          (35,949)              85,562              25,269
   Net unrealized appreciation (depreciation) ....................        3,806,717            6,101,832           1,948,637
   Accumulated net realized gain (loss) ..........................       (2,108,462)          (2,207,754)         (1,778,651)
                                                                       ------------         ------------        ------------
            Net assets, at value .................................     $187,618,173         $391,386,568        $657,715,796
                                                                       ============         ============        ============
CLASS A:
   Net assets, at value ..........................................     $187,618,173         $327,368,216        $511,636,149
                                                                       ============         ============        ============
   Shares outstanding ............................................       16,830,220           29,024,188          45,292,263
                                                                       ============         ============        ============
   Net asset value per share(a) ..................................     $      11.15         $      11.28        $      11.30
                                                                       ============         ============        ============
   Maximum offering price per share (net asset value per
      share / 95.75%) ............................................     $      11.64         $      11.78        $      11.80
                                                                       ============         ============        ============
CLASS C:
   Net assets, at value ..........................................               --         $ 64,018,352        $142,575,404
                                                                       ============         ============        ============
   Shares outstanding ............................................               --            5,611,363          12,439,464
                                                                       ============         ============        ============
   Net asset value and maximum offering price per share(a) .......               --         $      11.41        $      11.46
                                                                       ============         ============        ============
ADVISOR CLASS:
   Net assets, at value ..........................................               --                   --        $  3,504,243
                                                                       ============         ============        ============
   Shares outstanding ............................................               --                   --             310,213
                                                                       ============         ============        ============
   Net asset value and maximum offering price per share ..........               --                   --        $      11.30
                                                                       ============         ============        ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 159

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010

                                                                                            FRANKLIN
                                                                          FRANKLIN       NORTH CAROLINA       FRANKLIN
                                                                     MISSOURI TAX-FREE      TAX-FREE      VIRGINIA TAX-FREE
                                                                        INCOME FUND        INCOME FUND       INCOME FUND
                                                                     -----------------   --------------   -----------------
Assets:
   Investments in securities:
      Cost .......................................................      $965,369,930     $1,139,757,682      $777,133,470
                                                                        ------------     --------------      ------------
      Value ......................................................      $984,186,362     $1,163,058,131      $797,090,065
   Cash ..........................................................            71,924          1,412,536           154,288
   Receivables:
      Capital shares sold ........................................         3,154,323          4,181,756         1,896,860
      Interest ...................................................        12,072,655         13,896,403         9,210,698
   Other assets ..................................................             2,654              3,081             2,145
                                                                        ------------     --------------      ------------
         Total assets ............................................       999,487,918      1,182,551,907       808,354,056
                                                                        ------------     --------------      ------------
Liabilities:
   Payables:
      Investment securities purchased ............................                --         15,966,060         2,125,000
      Capital shares redeemed ....................................         1,290,773          1,021,548         1,829,461
      Affiliates .................................................           533,646            658,325           444,873
      Distributions to shareholders ..............................           492,538            558,640           390,520
   Accrued expenses and other liabilities ........................           129,890            154,275           108,894
                                                                        ------------     --------------      ------------
         Total liabilities .......................................         2,446,847         18,358,848         4,898,748
                                                                        ------------     --------------      ------------
            Net assets, at value .................................      $997,041,071     $1,164,193,059      $803,455,308
                                                                        ============     ==============      ============
Net assets consist of:
   Paid-in capital ...............................................      $982,824,354     $1,140,848,191      $785,680,836
   Undistributed net investment income ...........................           421,364            875,219           585,195
   Net unrealized appreciation (depreciation) ....................        18,816,432         23,300,449        19,956,595
   Accumulated net realized gain (loss) ..........................        (5,021,079)          (830,800)       (2,767,318)
                                                                        ------------     --------------      ------------
            Net assets, at value .................................      $997,041,071     $1,164,193,059      $803,455,308
                                                                        ============     ==============      ============
CLASS A:
   Net assets, at value ..........................................      $863,925,009     $  924,905,057      $675,933,540
                                                                        ============     ==============      ============
   Shares outstanding ............................................        72,112,238         76,120,110        58,107,368
                                                                        ============     ==============      ============
   Net asset value per share(a) ..................................      $      11.98     $        12.15      $      11.63
                                                                        ============     ==============      ============
   Maximum offering price per share (net asset value per
      share / 95.75%) ............................................      $      12.51     $        12.69      $      12.15
                                                                        ============     ==============      ============
CLASS C:
   Net assets, at value ..........................................      $120,256,494     $  224,584,196      $119,920,946
                                                                        ============     ==============      ============
   Shares outstanding ............................................         9,966,230         18,265,864        10,186,938
                                                                        ============     ==============      ============
   Net asset value and maximum offering price per share(a) .......      $      12.07     $        12.30      $      11.77
                                                                        ============     ==============      ============
ADVISOR CLASS:
   Net assets, at value ..........................................      $ 12,859,568     $   14,703,806      $  7,600,822
                                                                        ============     ==============      ============
   Shares outstanding ............................................         1,073,258          1,210,281           653,388
                                                                        ============     ==============      ============
   Net asset value and maximum offering price per share ..........      $      11.98     $        12.15      $      11.63
                                                                        ============     ==============      ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               160 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS for the year ended February 28, 2010

                                                                         FRANKLIN           FRANKLIN           FRANKLIN
                                                                     ALABAMA TAX-FREE   FLORIDA TAX-FREE   GEORGIA TAX-FREE
                                                                        INCOME FUND       INCOME FUND         INCOME FUND
                                                                     ----------------   ----------------   ----------------
Investment income:
   Interest ......................................................      $14,316,865       $ 69,718,678       $20,993,343
                                                                        -----------       ------------       -----------
Expenses:
   Management fees (Note 3a) .....................................        1,523,250          6,094,544         2,176,373
   Distribution fees: (Note 3c)
      Class A ....................................................          235,834          1,146,147           337,846
      Class B ....................................................               --            209,440                --
      Class C ....................................................          296,249            738,193           552,074
   Transfer agent fees (Note 3e) .................................          108,009            428,381           159,863
   Custodian fees ................................................            3,858             17,829             5,867
   Reports to shareholders .......................................           19,385             70,616            27,977
   Registration and filing fees ..................................           10,029             27,570            14,966
   Professional fees .............................................           25,694             39,727            31,223
   Trustees' fees and expenses ...................................            2,249             10,687             3,329
   Other .........................................................           33,413             95,531            46,400
                                                                        -----------       ------------       -----------
         Total expenses ..........................................        2,257,970          8,878,665         3,355,918
                                                                        -----------       ------------       -----------
            Net investment income ................................       12,058,895         60,840,013        17,637,425
                                                                        -----------       ------------       -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .....................          534,431            157,722           862,866
   Net change in unrealized appreciation (depreciation) on
      investments ................................................       14,051,632         63,652,224        23,458,112
                                                                        -----------       ------------       -----------
Net realized and unrealized gain (loss) ..........................       14,586,063         63,809,946        24,320,978
                                                                        -----------       ------------       -----------
Net increase (decrease) in net assets resulting from operations ..      $26,644,958       $124,649,959       $41,958,403
                                                                        ===========       ============       ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 161

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2010

                                                                          FRANKLIN            FRANKLIN            FRANKLIN
                                                                     KENTUCKY TAX-FREE   LOUISIANA TAX-FREE   MARYLAND TAX-FREE
                                                                        INCOME FUND          INCOME FUND         INCOME FUND
                                                                     -----------------   ------------------   -----------------
Investment income:
   Interest ......................................................      $ 8,792,577          $17,943,287         $30,620,680
                                                                        -----------          -----------         -----------
Expenses:
   Management fees (Note 3a) .....................................        1,008,933            1,851,797           2,974,936
   Distribution fees: (Note 3c)
      Class A ....................................................          175,631              298,507             474,001
      Class C ....................................................               --              347,877             799,490
   Transfer agent fees (Note 3e) .................................           61,363              119,877             246,923
   Custodian fees ................................................            2,397                4,855               8,117
   Reports to shareholders .......................................           12,684               22,212              38,342
   Registration and filing fees ..................................            4,426               12,357              16,325
   Professional fees .............................................           28,284               31,572              34,971
   Trustees' fees and expenses ...................................            1,402                2,758               4,708
   Other .........................................................           30,998               41,627              49,707
                                                                        -----------          -----------         -----------
         Total expenses ..........................................        1,326,118            2,733,439           4,647,520
                                                                        -----------          -----------         -----------
            Net investment income ................................        7,466,459           15,209,848          25,973,160
                                                                        -----------          -----------         -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .....................          148,967               56,120            (204,895)
   Net change in unrealized appreciation (depreciation) on
      investments ................................................       10,240,124           26,509,024          50,949,719
                                                                        -----------          -----------         -----------
Net realized and unrealized gain (loss) ..........................       10,389,091           26,565,144          50,744,824
                                                                        -----------          -----------         -----------
Net increase (decrease) in net assets resulting from operations ..      $17,855,550          $41,774,992         $76,717,984
                                                                        ===========          ===========         ===========

   The accompanying notes are an integral part of these financial statements.


                               162 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2010

                                                                                            FRANKLIN
                                                                         FRANKLIN        NORTH CAROLINA        FRANKLIN
                                                                     MISSOURI TAX-FREE      TAX-FREE      VIRGINIA TAX-FREE
                                                                        INCOME FUND       INCOME FUND        INCOME FUND
                                                                     -----------------   --------------   -----------------
Investment income:
   Interest ......................................................      $44,480,587       $ 50,195,626      $35,042,084
                                                                        -----------       ------------      -----------
Expenses:
   Management fees (Note 3a) .....................................        4,284,440          4,926,504        3,488,287
   Distribution fees: (Note 3c)
      Class A ....................................................          778,104            833,196          611,845
      Class C ....................................................          664,732          1,212,505          617,684
   Transfer agent fees (Note 3e) .................................          356,906            387,985          274,979
   Custodian fees ................................................           12,399             13,937            9,737
   Reports to shareholders .......................................           59,544             64,396           45,285
   Registration and filing fees ..................................           20,449             24,464           20,267
   Professional fees .............................................           45,224             48,454           38,486
   Trustees' fees and expenses ...................................            6,922              8,028            5,550
   Other .........................................................           68,011             81,839           58,319
                                                                        -----------       ------------      -----------
         Total expenses ..........................................        6,296,731          7,601,308        5,170,439
                                                                        -----------       ------------      -----------
            Net investment income ................................       38,183,856         42,594,318       29,871,645
                                                                        -----------       ------------      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .....................         (764,227)           719,705        1,105,432
   Net change in unrealized appreciation (depreciation) on
      investments ................................................       52,661,164         64,550,561       39,779,725
                                                                        -----------       ------------      -----------
Net realized and unrealized gain (loss) ..........................       51,896,937         65,270,266       40,885,157
                                                                        -----------       ------------      -----------
Net increase (decrease) in net assets resulting from operations ..      $90,080,793       $107,864,584      $70,756,802
                                                                        ===========       ============      ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 163

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FRANKLIN ALABAMA                 FRANKLIN FLORIDA
                                                                        TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                                     ---------------------------   -------------------------------
                                                                       YEAR ENDED FEBRUARY 28,         YEAR ENDED FEBRUARY 28,
                                                                     ---------------------------   -------------------------------
                                                                         2010           2009            2010             2009
                                                                     ------------   ------------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................   $ 12,058,895   $ 11,777,988   $   60,840,013   $   66,111,987
      Net realized gain (loss) from investments ..................        534,431        299,533          157,722       (4,026,661)
      Net change in unrealized appreciation
         (depreciation) on investments ...........................     14,051,632     (7,801,350)      63,652,224      (32,523,051)
                                                                     ------------   ------------   --------------   --------------
            Net increase (decrease) in net assets
               resulting from operations .........................     26,644,958      4,276,171      124,649,959       29,562,275
                                                                     ------------   ------------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................................    (10,231,642)   (10,131,192)     (54,376,158)     (58,140,734)
         Class B .................................................             --             --       (1,344,639)      (1,747,446)
         Class C .................................................     (1,707,559)    (1,562,914)      (4,678,834)      (4,715,478)
      Net realized gains:
         Class A .................................................             --             --               --       (1,408,071)
         Class B .................................................             --             --               --          (49,356)
         Class C .................................................             --             --               --         (128,830)
                                                                     ------------   ------------   --------------   --------------
   Total distributions to shareholders ...........................    (11,939,201)   (11,694,106)     (60,399,631)     (66,189,915)
                                                                     ------------   ------------   --------------   --------------
   Capital share transactions: (Note 2)
         Class A .................................................     13,583,233     (5,232,581)     (74,413,799)     (91,571,048)
         Class B .................................................             --             --      (11,916,510)     (10,140,310)
         Class C .................................................      5,810,958      4,457,591        3,943,226       (2,898,320)
                                                                     ------------   ------------   --------------   --------------
   Total capital share transactions ..............................     19,394,191       (774,990)     (82,387,083)    (104,609,678)
                                                                     ------------   ------------   --------------   --------------
   Redemption fees ...............................................             --             19               --            1,176
                                                                     ------------   ------------   --------------   --------------
             Net increase (decrease) in net assets ...............     34,099,948     (8,192,906)     (18,136,755)    (141,236,142)
Net assets:
   Beginning of year .............................................    260,587,672    268,780,578    1,301,621,909    1,442,858,051
                                                                     ------------   ------------   --------------   --------------
   End of year ...................................................   $294,687,620   $260,587,672   $1,283,485,154   $1,301,621,909
                                                                     ============   ============   ==============   ==============
Undistributed net investment income included in net assets:
   End of year ...................................................   $    135,791   $     26,501   $      867,024   $      419,331
                                                                     ============   ============   ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               164 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                           FRANKLIN GEORGIA              FRANKLIN KENTUCKY
                                                                         TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                                     ---------------------------   ---------------------------
                                                                       YEAR ENDED FEBRUARY 28,       YEAR ENDED FEBRUARY 28,
                                                                     ---------------------------   ---------------------------
                                                                         2010            2009          2010           2009
                                                                     ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................   $ 17,637,425   $ 14,718,182   $  7,466,459   $  7,000,649
      Net realized gain (loss) from investments ..................        862,866     (2,921,597)       148,967       (488,253)
      Net change in unrealized appreciation
         (depreciation) on investments ...........................     23,458,112     (2,999,770)    10,240,124     (1,155,679)
                                                                     ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations .........................     41,958,403      8,796,815     17,855,550      5,356,717
                                                                     ------------   ------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................................    (14,483,261)   (12,579,994)    (7,552,788)    (6,911,504)
         Class C .................................................     (3,113,797)    (2,295,173)            --             --
                                                                     ------------   ------------   ------------   ------------
   Total distributions to shareholders ...........................    (17,597,058)   (14,875,167)    (7,552,788)    (6,911,504)
                                                                     ------------   ------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A .................................................     37,588,955     60,057,104     15,272,154     13,821,854
         Class C .................................................     28,105,588     17,638,583             --             --
                                                                     ------------   ------------   ------------   ------------
   Total capital share transactions ..............................     65,694,543     77,695,687     15,272,154     13,821,854
                                                                     ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets ................     90,055,888     71,617,335     25,574,916     12,267,067
Net assets:
   Beginning of year .............................................    376,807,995    305,190,660    162,043,257    149,776,190
                                                                     ------------   ------------   ------------   ------------
   End of year ...................................................   $466,863,883   $376,807,995   $187,618,173   $162,043,257
                                                                     ============   ============   ============   ============
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
      End of year ................................................   $   (160,812)  $   (204,054)  $    (35,949)  $     51,607
                                                                     ============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 165

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          FRANKLIN LOUISIANA             FRANKLIN MARYLAND
                                                                         TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                                     ---------------------------   ---------------------------
                                                                       YEAR ENDED FEBRUARY 28,       YEAR ENDED FEBRUARY 28,
                                                                     ---------------------------   ---------------------------
                                                                         2010           2009           2010           2009
                                                                     ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................   $ 15,209,848   $ 12,921,511   $ 25,973,160   $ 23,517,178
      Net realized gain (loss) from investments ..................         56,120       (880,447)      (204,895)    (1,514,070)
      Net change in unrealized appreciation
         (depreciation) on investments ...........................     26,509,024     (9,610,506)    50,949,719    (23,977,575)
                                                                     ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations .........................     41,774,992      2,430,558     76,717,984     (1,974,467)
                                                                     ------------   ------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................................    (13,117,728)   (11,272,273)   (21,259,949)   (19,457,945)
         Class C .................................................     (2,020,800)    (1,540,027)    (4,736,365)    (3,796,929)
         Advisor Class ...........................................             --             --        (75,767)            --
                                                                     ------------   ------------   ------------   ------------
   Total distributions to shareholders ...........................    (15,138,528)   (12,812,300)   (26,072,081)   (23,254,874)
                                                                     ------------   ------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A .................................................     37,777,185     41,385,179     45,125,328     28,830,036
         Class C .................................................     18,421,753      8,148,253     31,014,569     23,590,277
         Advisor Class ...........................................             --             --      3,384,838             --
                                                                     ------------   ------------   ------------   ------------
   Total capital share transactions ..............................     56,198,938     49,533,432     79,524,735     52,420,313
                                                                     ------------   ------------   ------------   ------------
   Redemption fees ...............................................             --             --             --            140
                                                                     ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets ................     82,835,402     39,151,690    130,170,638     27,191,112
Net assets:
   Beginning of year .............................................    308,551,166    269,399,476    527,545,158    500,354,046
                                                                     ------------   ------------   ------------   ------------
   End of year ...................................................   $391,386,568   $308,551,166   $657,715,796   $527,545,158
                                                                     ============   ============   ============   ============
Undistributed net investment income included in net assets:
   End of year ...................................................   $     85,562   $     13,691   $     25,269   $    123,235
                                                                     ============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               166 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          FRANKLIN MISSOURI           FRANKLIN NORTH CAROLINA
                                                                        TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                                     ---------------------------   -----------------------------
                                                                       YEAR ENDED FEBRUARY 28,        YEAR ENDED FEBRUARY 28,
                                                                     ---------------------------   -----------------------------
                                                                         2010           2009            2010            2009
                                                                     ------------   ------------   --------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................   $ 38,183,856   $ 33,139,970   $   42,594,318   $ 37,820,494
      Net realized gain (loss) from investments ..................       (764,227)       958,192          719,705       (448,003)
      Net change in unrealized appreciation
         (depreciation) on investments ...........................     52,661,164    (20,223,159)      64,550,561    (13,672,900)
                                                                     ------------   ------------   --------------   ------------
            Net increase (decrease) in net assets
               resulting from operations .........................     90,080,793     13,875,003      107,864,584     23,699,591
                                                                     ------------   ------------   --------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................................    (33,916,976)   (29,678,906)     (35,297,547)   (31,640,924)
         Class C .................................................     (3,852,713)    (3,052,630)      (6,751,344)    (5,247,665)
         Advisor Class ...........................................       (272,471)            --         (281,463)            --
                                                                     ------------   ------------   --------------   ------------
   Total distributions to shareholders ...........................    (38,042,160)   (32,731,536)     (42,330,354)   (36,888,589)
                                                                     ------------   ------------   --------------   ------------
   Capital share transactions: (Note 2)
         Class A .................................................    126,969,229     85,168,122      128,528,042     80,134,686
         Class C .................................................     29,653,781     15,120,904       61,843,774     29,627,681
         Advisor Class ...........................................     12,471,062             --       14,335,846             --
                                                                     ------------   ------------   --------------   ------------
   Total capital share transactions ..............................    169,094,072    100,289,026      204,707,662    109,762,367
                                                                     ------------   ------------   --------------   ------------
   Redemption fees ...............................................             --            439               --            644
                                                                     ------------   ------------   --------------   ------------
            Net increase (decrease) in net assets ................    221,132,705     81,432,932      270,241,892     96,574,013
Net assets:
   Beginning of year .............................................    775,908,366    694,475,434      893,951,167    797,377,154
                                                                     ------------   ------------   --------------   ------------
   End of year ...................................................   $997,041,071   $775,908,366   $1,164,193,059   $893,951,167
                                                                     ============   ============   ==============   ============
Undistributed net investment income included in net assets:
   End of year ...................................................   $    421,364   $    283,444   $      875,219   $    634,531
                                                                     ============   ============   ==============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 167

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          FRANKLIN VIRGINIA
                                                                         TAX-FREE INCOME FUND
                                                                     ---------------------------
                                                                       YEAR ENDED FEBRUARY 28,
                                                                     ---------------------------
                                                                         2010           2009
                                                                     ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................   $ 29,871,645   $ 25,970,097
      Net realized gain (loss) from investments ..................      1,105,432     (2,145,207)
      Net change in unrealized appreciation
         (depreciation) on investments ...........................     39,779,725     (9,810,949)
                                                                     ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations .........................     70,756,802     14,013,941
                                                                     ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................................    (26,033,645)   (22,666,320)
         Class C .................................................     (3,446,197)    (2,515,309)
         Advisor Class ...........................................       (165,671)            --
                                                                     ------------   ------------
   Total distributions to shareholders ...........................    (29,645,513)   (25,181,629)
                                                                     ------------   ------------
   Capital share transactions: (Note 2)
         Class A .................................................     93,091,016     62,664,423
         Class C .................................................     41,116,780     14,608,564
         Advisor Class ...........................................      7,382,336             --
                                                                     ------------   ------------
   Total capital share transactions ..............................    141,590,132     77,272,987
                                                                     ------------   ------------
   Redemption fees ...............................................             --            483
                                                                     ------------   ------------
            Net increase (decrease) in net assets ................    182,701,421     66,105,782
Net assets:
   Beginning of year .............................................    620,753,887    554,648,105
                                                                     ------------   ------------
   End of year ...................................................   $803,455,308   $620,753,887
                                                                     ============   ============
Undistributed net investment income included in net assets:
   End of year ...................................................   $    585,195   $    362,867
                                                                     ============   ============

   The accompanying notes are an integral part of these financial statements.


                               168 | Annual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, nine of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. Effective July 1, 2009, the Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                      CLASS A & CLASS C                         CLASS A, CLASS B & CLASS C
-------                      ---------------------------------------   -------------------------------------
Franklin Kentucky Tax-Free   Franklin Alabama Tax-Free Income Fund     Franklin Florida Tax-Free Income Fund
   Income Fund               Franklin Georgia Tax-Free Income Fund
                             Franklin Louisiana Tax-Free Income Fund

CLASS A, CLASS C & ADVISOR CLASS
Franklin Maryland Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                               Annual Report | 169

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Funds may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2010, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               170 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 171

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                           FRANKLIN ALABAMA             FRANKLIN FLORIDA
                                         TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                      -------------------------   ---------------------------
                                        SHARES        AMOUNT         SHARES         AMOUNT
                                      ----------   ------------   -----------   -------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold ....................    3,194,314   $ 34,909,305     6,192,831   $  69,836,195
   Shares issued in reinvestment of
      distributions ...............      569,097      6,257,983     2,366,292      26,683,984
   Shares redeemed ................   (2,514,329)   (27,584,055)  (15,182,679)   (170,933,978)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........    1,249,082   $ 13,583,233    (6,623,556)  $ (74,413,799)
                                      ==========   ============   ===========   =============
Year ended February 28, 2009
   Shares sold ....................    3,049,727   $ 33,250,600    10,600,472   $ 118,757,513
   Shares issued in reinvestment of
      distributions ...............      543,176      5,840,149     2,468,269      27,399,969
   Shares redeemed ................   (4,187,180)   (44,323,330)  (21,678,782)   (237,728,530)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........     (594,277)  $ (5,232,581)   (8,610,041)  $ (91,571,048)
                                      ==========   ============   ===========   =============
CLASS B SHARES:
Year ended February 28, 2010
   Shares sold ....................                                    44,446   $     505,105
   Shares issued in reinvestment of
      distributions ...............                                    66,819         758,806
   Shares redeemed ................                                (1,158,314)    (13,180,421)
                                                                  -----------   -------------
   Net increase (decrease) ........                                (1,047,049)  $ (11,916,510)
                                                                  ===========   =============
Year ended February 28, 2009
   Shares sold ....................                                    60,574   $     675,962
   Shares issued in reinvestment of
      distributions ...............                                    85,294         956,449
   Shares redeemed ................                                (1,055,974)    (11,772,721)
                                                                  -----------   -------------
   Net increase (decrease) ........                                  (910,106)  $ (10,140,310)
                                                                  ===========   =============
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold ....................      893,859   $  9,931,559     1,681,216   $  19,228,136
   Shares issued in reinvestment of
      distributions ...............       81,005        899,157       251,774       2,882,570
   Shares redeemed ................     (453,057)    (5,019,758)   (1,590,766)    (18,167,480)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........      521,807   $  5,810,958       342,224   $   3,943,226
                                      ==========   ============   ===========   =============
Year ended February 28, 2009
   Shares sold ....................      960,305   $ 10,609,980     1,817,897   $  20,644,547
   Shares issued in reinvestment of
      distributions ...............       72,730        787,579       242,305       2,725,468
   Shares redeemed ................     (644,006)    (6,939,968)   (2,360,072)    (26,268,335)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........      389,029   $  4,457,591      (299,870)  $  (2,898,320)
                                      ==========   ============   ===========   =============


                               172 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN GEORGIA           FRANKLIN KENTUCKY
                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold ....................    7,606,763   $ 88,769,407    3,010,671   $ 32,827,102
   Shares issued in reinvestment of
      distributions ...............      789,605      9,232,979      482,760      5,280,562
   Shares redeemed ................   (5,184,606)   (60,413,431)  (2,093,755)   (22,835,510)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    3,211,762   $ 37,588,955    1,399,676   $ 15,272,154
                                      ==========   ============   ==========   ============
Year ended February 28, 2009
   Shares sold ....................    8,519,500   $ 97,359,178    2,741,271   $ 29,431,566
   Shares issued in reinvestment of
      distributions ...............      681,315      7,733,193      446,025      4,717,263
   Shares redeemed ................   (4,056,075)   (45,035,267)  (1,932,255)   (20,326,975)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    5,144,740   $ 60,057,104    1,255,041   $ 13,821,854
                                      ==========   ============   ==========   ============
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold ....................    3,185,370   $ 37,610,811
   Shares issued in reinvestment of
      distributions ...............      170,754      2,018,280
   Shares redeemed ................     (976,681)   (11,523,503)
                                      ----------   ------------
   Net increase (decrease) ........    2,379,443   $ 28,105,588
                                      ==========   ============
Year ended February 28, 2009
   Shares sold ....................    2,259,060   $ 26,073,383
   Shares issued in reinvestment of
      distributions ...............      128,847      1,474,913
   Shares redeemed ................     (873,821)    (9,909,713)
                                      ----------   ------------
   Net increase (decrease) ........    1,514,086   $ 17,638,583
                                      ==========   ============

                                          FRANKLIN LOUISIANA          FRANKLIN MARYLAND
                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold ....................    6,999,551   $ 77,020,523    8,370,619   $ 91,625,455
   Shares issued in reinvestment of
      distributions ...............      869,127      9,573,490    1,279,096     14,051,746
   Shares redeemed ................   (4,437,400)   (48,816,828)  (5,527,263)   (60,551,873)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    3,431,278   $ 37,777,185    4,122,452   $ 45,125,328
                                      ==========   ============   ==========   ============
Year ended February 28, 2009
   Shares sold ....................    6,811,042   $ 73,406,545    8,971,597   $ 95,689,803
   Shares issued in reinvestment of
      distributions ...............      725,918      7,713,876    1,170,434     12,458,451
   Shares redeemed ................   (3,767,887)   (39,735,242)  (7,579,820)   (79,318,218)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    3,769,073   $ 41,385,179    2,562,211   $ 28,830,036
                                      ==========   ============   ==========   ============


                               Annual Report | 173

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         FRANKLIN LOUISIANA        FRANKLIN MARYLAND
                                        TAX-FREE INCOME FUND      TAX-FREE INCOME FUND
                                      -----------------------   -------------------------
                                        SHARES       AMOUNT       SHARES        AMOUNT
                                      ---------   -----------   ----------   ------------
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold ....................   2,342,847   $25,930,481    3,915,496   $ 43,645,267
   Shares issued in reinvestment of
      distributions ...............     125,796     1,402,043      306,058      3,413,630
   Shares redeemed ................    (807,245)   (8,910,771)  (1,435,208)   (16,044,328)
                                      ---------   -----------   ----------   ------------
   Net increase (decrease) ........   1,661,398   $18,421,753    2,786,346   $ 31,014,569
                                      =========   ===========   ==========   ============
Year ended February 28, 2009
   Shares sold ....................   1,549,355   $17,015,668    3,577,048   $ 39,451,384
   Shares issued in reinvestment of
      distributions ...............      99,172     1,064,751      244,981      2,634,949
   Shares redeemed ................    (931,984)   (9,932,166)  (1,739,547)   (18,496,056)
                                      ---------   -----------   ----------   ------------
   Net increase (decrease) ........     716,543   $ 8,148,253    2,082,482   $ 23,590,277
                                      =========   ===========   ==========   ============
ADVISOR CLASS SHARES:
Period ended February 28, 2010(a)
   Shares sold ....................                                360,297   $  3,946,422
   Shares issued in reinvestment of
      distributions ...............                                     38            426
   Shares redeemed ................                                (50,122)      (562,010)
                                                                ----------   ------------
   Net increase (decrease) ........                                310,213   $  3,384,838
                                                                ==========   ============

(a)  For the period July 1, 2009 (effective date) to February 28, 2010.

                                          FRANKLIN MISSOURI          FRANKLIN NORTH CAROLINA
                                         TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                      --------------------------   ---------------------------
                                        SHARES         AMOUNT         SHARES         AMOUNT
                                      ----------   -------------   -----------   -------------

CLASS A SHARES:
Year ended February 28, 2010
   Shares sold ....................   16,410,008   $ 192,426,477    19,444,521   $ 231,659,150
   Shares issued in reinvestment of
      distributions ...............    1,884,075      22,130,531     2,068,851      24,680,150
   Shares redeemed ................   (7,486,950)    (87,587,779)  (10,743,937)   (127,811,258)
                                      ----------   -------------   -----------   -------------
   Net increase (decrease) ........   10,807,133   $ 126,969,229    10,769,435   $ 128,528,042
                                      ==========   =============   ===========   =============
Year ended February 28, 2009
   Shares sold ....................   15,357,031   $ 176,182,581    18,537,029   $ 212,922,287
   Shares issued in reinvestment of
      distributions ...............    1,640,360      18,747,963     1,820,793      20,749,426
   Shares redeemed ................   (9,760,719)   (109,762,422)  (13,806,721)   (153,537,027)
                                      ----------   -------------   -----------   -------------
   Net increase (decrease) ........    7,236,672   $  85,168,122     6,551,101   $  80,134,686
                                      ==========   =============   ===========   =============


                               174 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN MISSOURI       FRANKLIN NORTH CAROLINA
                                         TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold ....................    3,264,225   $ 38,543,050    6,646,075   $ 80,299,721
   Shares issued in reinvestment of
      distributions ...............      225,317      2,667,150      368,044      4,445,308
   Shares redeemed ................     (978,472)   (11,556,419)  (1,901,431)   (22,901,255)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    2,511,070   $ 29,653,781    5,112,688   $ 61,843,774
                                      ==========   ============   ==========   ============
Year ended February 28, 2009
   Shares sold ....................    2,380,212   $ 27,514,674    4,243,730   $ 49,653,841
   Shares issued in reinvestment of
      distributions ...............      170,334      1,959,354      292,342      3,365,327
   Shares redeemed ................   (1,267,186)   (14,353,124)  (2,053,384)   (23,391,487)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    1,283,360   $ 15,120,904    2,482,688   $ 29,627,681
                                      ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
Period ended February 28, 2010(a)
   Shares sold ....................    1,163,015   $ 13,537,446    1,323,519   $ 15,709,552
   Shares issued in reinvestment of
      distributions ...............          121          1,453        1,624         19,704
   Shares redeemed ................      (89,878)    (1,067,837)    (114,862)    (1,393,410)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    1,073,258   $ 12,471,062    1,210,281   $ 14,335,846
                                      ==========   ============   ==========   ============

(a)  For the period July 1, 2009 (effective date) to February 28, 2010.

                                          FRANKLIN VIRGINIA
                                         TAX-FREE INCOME FUND
                                      -------------------------
                                        SHARES        AMOUNT
                                      ----------   ------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold ....................   13,264,509   $151,342,336
   Shares issued in reinvestment of
      distributions ...............    1,536,900     17,548,808
   Shares redeemed ................   (6,662,941)   (75,800,128)
                                      ----------   ------------
   Net increase (decrease) ........    8,138,468   $ 93,091,016
                                      ==========   ============
Year ended February 28, 2009
   Shares sold ....................   12,174,383   $135,208,637
   Shares issued in reinvestment of
      distributions ...............    1,312,036     14,488,670
   Shares redeemed ................   (7,968,618)   (87,032,884)
                                      ----------   ------------
   Net increase (decrease) ........    5,517,801   $ 62,664,423
                                      ==========   ============


                               Annual Report | 175

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN VIRGINIA
                                         TAX-FREE INCOME FUND
                                      -------------------------
                                        SHARES        AMOUNT
                                      ----------   ------------
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold ....................    4,215,845   $ 48,767,356
   Shares issued in reinvestment of
      distributions ...............      226,763      2,623,623
   Shares redeemed ................     (890,652)   (10,274,199)
                                      ----------   ------------
   Net increase (decrease) ........    3,551,956   $ 41,116,780
                                      ==========   ============
Year ended February 28, 2009
   Shares sold ....................    2,294,542   $ 25,883,501
   Shares issued in reinvestment of
      distributions ...............      162,010      1,806,195
   Shares redeemed ................   (1,192,892)   (13,081,132)
                                      ----------   ------------
   Net increase (decrease) ........    1,263,660   $ 14,608,564
                                      ==========   ============
ADVISOR CLASS SHARES:
Period ended February 28, 2010(a)
   Shares sold ....................      716,053   $  8,110,227
   Shares issued in reinvestment of
      distributions ...............          162          1,868
   Shares redeemed ................      (62,827)      (729,759)
                                      ----------   ------------
   Net increase (decrease) ........      653,388   $  7,382,336
                                      ==========   ============

(a)  For the period July 1, 2009 (effective date) to February 28, 2010.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers, and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               176 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of Funds' shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' Class B and C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                        FRANKLIN       FRANKLIN     FRANKLIN       FRANKLIN
                         ALABAMA       FLORIDA       GEORGIA       KENTUCKY
                        TAX-FREE       TAX-FREE     TAX-FREE       TAX-FREE
                       INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                       -----------   -----------   -----------   -----------
Reimbursement Plans:
   Class A .........      0.10%         0.10%         0.10%          0.10%
Compensation Plans:
   Class B .........        --          0.65%           --             --
   Class C .........      0.65%         0.65%         0.65%            --


                               Annual Report | 177

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                        FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN
                        LOUISIANA     MARYLAND      MISSOURI     NORTH CAROLINA
                        TAX-FREE      TAX-FREE      TAX-FREE        TAX-FREE
                       INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND
                       -----------   -----------   -----------   --------------
Reimbursement Plans:
   Class A .........      0.10%         0.10%         0.10%          0.10%
Compensation Plans:
   Class C .........      0.65%         0.65%         0.65%          0.65%

                        FRANKLIN
                        VIRGINIA
                        TAX-FREE
                       INCOME FUND
                       -----------
Reimbursement Plans:
   Class A .........      0.10%
Compensation Plans:
   Class C .........      0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                   FRANKLIN      FRANKLIN      FRANKLIN
                                                    ALABAMA       FLORIDA       GEORGIA
                                                   TAX-FREE      TAX-FREE      TAX-FREE
                                                  INCOME FUND   INCOME FUND   INCOME FUND
                                                  -----------   -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ........     $89,789       $166,094      $183,253
Contingent deferred sales charges retained ....     $ 4,719       $ 44,671      $ 72,414

                                                   FRANKLIN      FRANKLIN      FRANKLIN
                                                   KENTUCKY      LOUISIANA     MARYLAND
                                                   TAX-FREE      TAX-FREE      TAX-FREE
                                                  INCOME FUND   INCOME FUND   INCOME FUND
                                                  -----------   -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ........     $90,016       $197,639      $221,906
Contingent deferred sales charges retained ....     $   387       $ 18,297      $ 30,488

                                                   FRANKLIN        FRANKLIN       FRANKLIN
                                                   MISSOURI     NORTH CAROLINA    VIRGINIA
                                                   TAX-FREE        TAX-FREE       TAX-FREE
                                                  INCOME FUND     INCOME FUND    INCOME FUND
                                                  -----------   --------------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ........     $536,634       $560,685       $334,093
Contingent deferred sales charges retained ....     $ 20,802       $ 75,687       $ 32,681


                               178 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended February 28, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                            FRANKLIN        FRANKLIN       FRANKLIN
                                                             ALABAMA         FLORIDA        GEORGIA
                                                            TAX-FREE        TAX-FREE       TAX-FREE
                                                           INCOME FUND     INCOME FUND    INCOME FUND
                                                           -----------   --------------   -----------
Transfer agent fees ....................................     $57,465         $249,061       $82,997

                                                            FRANKLIN        FRANKLIN       FRANKLIN
                                                            KENTUCKY        LOUISIANA      MARYLAND
                                                            TAX-FREE        TAX-FREE       TAX-FREE
                                                           INCOME FUND     INCOME FUND    INCOME FUND
                                                           -----------   --------------   -----------
Transfer agent fees ....................................     $30,999         $57,269       $139,665

                                                            FRANKLIN        FRANKLIN       FRANKLIN
                                                            MISSOURI     NORTH CAROLINA    VIRGINIA
                                                            TAX-FREE        TAX-FREE       TAX-FREE
                                                           INCOME FUND     INCOME FUND    INCOME FUND
                                                           -----------   --------------   -----------
Transfer agent fees ....................................     $194,182       $183,823       $150,416

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2010, the capital loss carryforwards were as follows:

                                                             FRANKLIN     FRANKLIN      FRANKLIN
                                                             ALABAMA       FLORIDA       GEORGIA
                                                             TAX-FREE     TAX-FREE      TAX-FREE
                                                           INCOME FUND   INCOME FUND   INCOME FUND
                                                           -----------   -----------   -----------
Capital loss carryforwards expiring in:
   2011 ................................................   $  804,634     $       --   $       --
   2012 ................................................      195,876             --      112,870
   2013 ................................................           --             --      416,353
   2014 ................................................           --             --       51,012
   2015 ................................................           --             --      125,659
   2016 ................................................           --             --      414,407
   2017 ................................................           --        365,411    2,923,290
   2018 ................................................           --      3,400,806           --
                                                           ----------     ----------   ----------
                                                           $1,000,510     $3,766,217   $4,043,591
                                                           ==========     ==========   ==========


                               Annual Report | 179

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                            FRANKLIN       FRANKLIN     FRANKLIN
                                                            KENTUCKY      LOUISIANA     MARYLAND
                                                            TAX-FREE       TAX-FREE     TAX-FREE
                                                           INCOME FUND   INCOME FUND   INCOME FUND
                                                           -----------   -----------   -----------
Capital loss carryforwards expiring in:
   2012 ................................................    $1,264,854    $1,142,711    $       --
   2013 ................................................       253,770       240,220        66,378
   2014 ................................................        65,408            --            --
   2016 ................................................       107,105            --            --
   2017 ................................................       417,325        42,728     1,506,424
   2018 ................................................            --       782,096       205,848
                                                            ----------    ----------    ----------
                                                            $2,108,462    $2,207,755    $1,778,650
                                                            ==========    ==========    ==========

                                                            FRANKLIN        FRANKLIN       FRANKLIN
                                                            MISSOURI     NORTH CAROLINA    VIRGINIA
                                                            TAX-FREE        TAX-FREE       TAX-FREE
                                                           INCOME FUND    INCOME FUND     INCOME FUND
                                                           -----------   --------------   -----------
Capital loss carryforwards expiring in:
   2011 ................................................    $  196,258      $     --      $       --
   2012 ................................................     1,619,914       335,790       1,236,561
   2013 ................................................     1,384,535            --              --
   2016 ................................................       776,667            --              --
   2018 ................................................       760,455        68,403       1,530,757
                                                            ----------      --------      ----------
                                                            $4,737,829      $404,193      $2,767,318
                                                            ==========      ========      ==========

During the year ended February 28, 2010, the funds utilized capital loss carryforwards as follows:

 FRANKLIN       FRANKLIN     FRANKLIN
  ALABAMA       GEORGIA      KENTUCKY
 TAX-FREE       TAX-FREE     TAX-FREE
INCOME FUND   INCOME FUND   INCOME FUND
-----------   -----------   -----------
 $544,838       $859,992      $79,670

On February 28, 2010, the following funds had expired capital loss carryforwards, which were reclassified to paid-in capital:

  FRANKLIN      FRANKLIN     FRANKLIN
  ALABAMA       KENTUCKY     VIRGINIA
  TAX-FREE      TAX-FREE     TAX-FREE
INCOME FUND   INCOME FUND   INCOME FUND
-----------   -----------   -----------
 $6,452,083     $334,121     $1,188,255


                               180 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended February 28, 2010 and 2009, was as follows:

                                                    FRANKLIN ALABAMA           FRANKLIN FLORIDA
                                                  TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                               -------------------------   -------------------------
                                                   2010          2009          2010          2009
                                               -----------   -----------   -----------   -----------
Distributions paid from:
   Tax exempt income .......................   $11,939,201   $11,694,106   $60,399,631   $64,603,658
   Long term capital gain ..................            --            --            --     1,586,257
                                               -----------   -----------   -----------   -----------
                                               $11,939,201   $11,694,106   $60,399,631   $66,189,915
                                               ===========   ===========   ===========   ===========

                                                    FRANKLIN GEORGIA           FRANKLIN KENTUCKY
                                                  TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                               -------------------------   -------------------------
                                                   2010          2009          2010          2009
                                               -----------   -----------   -----------   -----------
Distributions paid from -
   tax exempt income .......................   $17,597,058   $14,875,167   $ 7,552,788   $ 6,911,504
                                               ===========   ===========   ===========   ===========

                                                   FRANKLIN LOUISIANA          FRANKLIN MARYLAND
                                                  TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                               -------------------------   -------------------------
                                                   2010          2009          2010          2009
                                               -----------   -----------   -----------   -----------
Distributions paid from -
   tax exempt income .......................   $15,138,528   $12,812,300   $26,072,081   $23,254,874
                                               ===========   ===========   ===========   ===========

                                                    FRANKLIN MISSOURI       FRANKLIN NORTH CAROLINA
                                                  TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                               -------------------------   -------------------------
                                                   2010          2009          2010          2009
                                               -----------   -----------   -----------   -----------
Distributions paid from -
   tax exempt income .......................   $38,042,160   $32,731,536   $42,330,354   $36,888,589
                                               ===========   ===========   ===========   ===========

                                                    FRANKLIN VIRGINIA
                                                  TAX-FREE INCOME FUND
                                               -------------------------
                                                   2010          2009
                                               -----------   -----------
Distributions paid from -
   tax exempt income .......................   $29,645,513   $25,181,629
                                               ===========   ===========


                               Annual Report | 181

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At February 28, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                      FRANKLIN        FRANKLIN        FRANKLIN
                                                       ALABAMA         FLORIDA         GEORGIA
                                                      TAX-FREE        TAX-FREE        TAX-FREE
                                                     INCOME FUND     INCOME FUND     INCOME FUND
                                                    ------------   --------------   ------------
Cost of investments .............................   $287,257,519   $1,231,169,816   $447,776,620
                                                    ============   ==============   ============
Unrealized appreciation .........................   $  9,105,960   $   56,864,602   $ 19,071,233
Unrealized depreciation .........................     (6,091,828)     (14,620,896)    (4,473,227)
                                                    ------------   --------------   ------------
Net unrealized appreciation (depreciation) ......   $  3,014,132   $   42,243,706   $ 14,598,006
                                                    ============   ==============   ============
Distributable earnings - undistributed tax exempt
   income .......................................   $    238,106   $    1,262,909   $    185,966
                                                    ============   ==============   ============

                                                      FRANKLIN        FRANKLIN        FRANKLIN
                                                      KENTUCKY        LOUISIANA       MARYLAND
                                                      TAX-FREE        TAX-FREE        TAX-FREE
                                                     INCOME FUND     INCOME FUND     INCOME FUND
                                                    ------------   --------------   ------------
Cost of investments .............................   $187,724,536    $387,987,954    $647,316,593
                                                    ============    ============    ============
Unrealized appreciation .........................   $  5,839,400    $ 11,371,078    $ 18,315,948
Unrealized depreciation .........................     (2,025,721)     (5,241,874)    (16,321,886)
                                                    ------------    ------------    ------------
Net unrealized appreciation (depreciation) ......   $  3,813,679    $  6,129,204    $  1,994,062
                                                    ============    ============    ============
Distributable earnings - undistributed tax exempt
   income .......................................   $     48,063    $    251,645    $    300,693
                                                    ============    ============    ============

                                                      FRANKLIN        FRANKLIN        FRANKLIN
                                                      MISSOURI     NORTH CAROLINA     VIRGINIA
                                                      TAX-FREE        TAX-FREE        TAX-FREE
                                                     INCOME FUND     INCOME FUND     INCOME FUND
                                                    ------------   --------------   ------------
Cost of investments .............................   $965,551,529   $1,140,120,253   $777,094,996
                                                    ============   ==============   ============
Unrealized appreciation .........................   $ 32,137,537   $   32,795,945   $ 26,880,970
Unrealized depreciation .........................    (13,502,704)      (9,858,067)    (6,885,901)
                                                    ------------   --------------   ------------
Net unrealized appreciation (depreciation) ......   $ 18,634,833   $   22,937,878   $ 19,995,069
                                                    ============   ==============   ============
Distributable earnings - undistributed tax exempt
   income .......................................   $    812,247   $    1,369,825   $    937,242
                                                    ============   ==============   ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.


                               182 | Annual Report

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2010, were as follows:

                                                      FRANKLIN        FRANKLIN        FRANKLIN
                                                       ALABAMA         FLORIDA         GEORGIA
                                                      TAX-FREE        TAX-FREE        TAX-FREE
                                                     INCOME FUND     INCOME FUND     INCOME FUND
                                                    ------------   --------------   ------------
Purchases .......................................    $46,408,299    $118,363,551    $118,967,737
Sales ...........................................    $21,540,512    $202,597,855    $ 39,888,020

                                                      FRANKLIN        FRANKLIN        FRANKLIN
                                                      KENTUCKY        LOUISIANA       MARYLAND
                                                      TAX-FREE        TAX-FREE        TAX-FREE
                                                     INCOME FUND     INCOME FUND     INCOME FUND
                                                    ------------   --------------   ------------
Purchases .......................................    $27,397,145     $77,026,464    $129,006,033
Sales ...........................................    $14,437,810     $15,271,677    $ 42,986,097

                                                      FRANKLIN        FRANKLIN        FRANKLIN
                                                      MISSOURI     NORTH CAROLINA     VIRGINIA
                                                      TAX-FREE        TAX-FREE        TAX-FREE
                                                     INCOME FUND     INCOME FUND     INCOME FUND
                                                    ------------   --------------   ------------
Purchases .......................................   $224,289,774    $274,004,808    $189,334,402
Sales ...........................................   $ 51,130,324    $ 89,095,052    $ 42,265,694

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, U.S. territories, or the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, and U.S. territories, or the District of Columbia. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a 364-day joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. On January 22, 2010, the Funds renewed the Global Credit Facility for a total of $750 million, maturing January 21, 2011.


                               Annual Report | 183

Franklin Tax-Free Trust

7. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended February 28, 2010, the Funds did not utilize the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At February 28, 2010, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.

9. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC
820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds are currently evaluating the impact, if any, of applying this provision.

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.


                               184 | Annual Report

Franklin Tax-Free Trust

ABBREVIATIONS

SELECTED PORTFOLIO

ACA   - American Capital Access Holdings Inc.
ACES  - Adjustable Convertible Exempt Security
AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
CDA   - Community Development Authority/Agency
CDD   - Community Development District
CDR   - Community Development Revenue
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
CRDA  - Community Redevelopment Authority/Agency
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
EDR   - Economic Development Revenue
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance Inc.
GARB  - General Airport Revenue Bonds
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HDC   - Housing Development Corp.
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
IDB   - Industrial Development Bond/Board
IDR   - Industrial Development Revenue
MF    - Multi-Family
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
NATL  - National Public Financial Guarantee Corp.
PBA   - Public Building Authority
PCFA  - Pollution Control Financing Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
SF    - Single Family
SFHR  - Single Family Housing Revenue
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
SFR   - Single Family Revenue
VHA   - Volunteer Hospital of America
XLCA  - XL Capital Assurance


                               Annual Report | 185

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 16, 2010


                               186 | Annual Report

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2010. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2011, shareholders will be notified of amounts for use in preparing their 2010 income tax returns.


                               Annual Report | 187

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
HARRIS J. ASHTON (1932)        Trustee          Since 1984           133                      Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

SAM GINN (1937)                Trustee          Since 2007           110                      ICO Global Communications
One Franklin Parkway                                                                          (Holdings) Limited (satellite
San Mateo, CA 94403-1906                                                                      company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)        Trustee          Since 1998           133                      Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                      Company (processed foods and allied
                                                                                              products), RTI International Metals,
                                                                                              Inc. (manufacture and distribution of
                                                                                              titanium), Canadian National Railway
                                                                                              (railroad) and White Mountains
                                                                                              Insurance Group, Ltd. (holding
                                                                                              company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929)       Trustee          Since 1984           109                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).


                               188 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
J. MICHAEL LUTTIG (1954)       Trustee          Since                141                      Boeing Capital Corporation (aircraft
One Franklin Parkway                            December 2009                                 financing).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932)          Trustee          Since 2005           133                      Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)       Trustee          Since 2007           141                      Cbeyond (business communications
One Franklin Parkway                                                                          provider).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)          Lead             Trustee since        110                      None
One Franklin Parkway           Independent      2007 and Lead
San Mateo, CA 94403-1906       Trustee          Independent
                                                Trustee since
                                                2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
**CHARLES B. JOHNSON (1933)    Trustee and      Since 1984           133                      None
One Franklin Parkway           Chairman of
San Mateo, CA 94403-1906       the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 189

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
**GREGORY E. JOHNSON (1961)    Trustee          Since 2007           89                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.

SHEILA AMOROSO (1959)          Vice President   Since 2000           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)   Vice President   Since 2000           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)          Chief            Chief Compliance     Not Applicable           Not Applicable
One Franklin Parkway           Compliance       Officer since
San Mateo, CA 94403-1906       Officer and      2004 and Vice
                               Vice President   President - AML
                               - AML            Compliance since
                               Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)      Chief            Since 2009           Not Applicable           Not Applicable
One Franklin Parkway           Executive
San Mateo, CA 94403-1906       Officer -
                               Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997- 2003).

GASTON GARDEY (1967)           Treasurer,       Since 2009           Not Applicable           Not Applicable
One Franklin Parkway           Chief Financial
San Mateo, CA 94403-1906       Officer and
                               Chief
                               Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.


                               190 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
ALIYA S. GORDON (1973)         Vice President   Since 2009           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate Counsel at Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)           Vice President   Since 2000           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)          Vice President   Since August         Not Applicable           Not Applicable
One Franklin Parkway                            2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)  President and    President since      Not Applicable           Not Applicable
One Franklin Parkway           Chief            1993 and Chief
San Mateo, CA 94403-1906       Executive        Executive Officer
                               Officer -        - Investment
                               Investment       Management
                               Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)      Vice President   Since                Not Applicable           Not Applicable
500 East Broward Blvd.                          August 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)       Vice President    Since 2006          Not Applicable           Not Applicable
One Franklin Parkway           and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 191

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
CRAIG S. TYLE (1960)           Vice President   Since 2005           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

THOMAS WALSH (1961)            Vice President   Since 2000           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               192 | Annual Report

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio


                               Annual Report | 193

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or that of its Class A shares for a Fund having multiple share classes, in


                               194 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2009, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was in the upper half of its Lipper performance universe during 2009, with most being in the highest or second-highest quintile of such universe during such year and for the previous three-, five- and 10-year periods as well. The Lipper reports showed the total return for many of such Funds was below the median of their performance universe during 2009, but that the total return of all such Funds was good on a long-term basis with each having total returns above the median of its respective performance universe during the previous five- and 10-year periods on an annualized basis. Management explained that the one-year relative total return performance of the Funds reflected management's conservative strategy of not utilizing leverage or derivatives or using high yield debt in investment-grade funds, which types of instruments had performed well in the 2009 market recovery. The Board expressed satisfaction with such performance, noting management's explanation and the fact that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of its respective Lipper expense group, with the exception of Franklin Kentucky Tax-Free Income Fund whose fee rate was less than five basis points above its expense group median. The Lipper reports further showed that the actual total expense rates for all Funds were below the median of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.


                               Annual Report | 195

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints


                               196 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

existing in each of the Fund's investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion and continuing thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 197

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                              Not part of the annual report

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                  One Franklin Parkway San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF2 A 04/10

FEBRUARY 28, 2010

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Double Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                   (GRAPHIC)

                                                                 TAX-FREE INCOME

                             FRANKLIN TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Municipal Bond Market Overview ...........................................     4
Investment Strategy and Manager's Discussion .............................     6
Franklin Arizona Tax-Free Income Fund ....................................     7
Franklin Colorado Tax-Free Income Fund ...................................    18
Franklin Connecticut Tax-Free Income Fund ................................    28
Franklin Double Tax-Free Income Fund .....................................    38
Franklin Federal Intermediate-Term Tax-Free Income Fund ..................    47
Franklin Federal Limited-Term Tax-Free Income Fund .......................    56
Franklin High Yield Tax-Free Income Fund .................................    63
Franklin New Jersey Tax-Free Income Fund .................................    73
Franklin Oregon Tax-Free Income Fund .....................................    83
Franklin Pennsylvania Tax-Free Income Fund ...............................    93
Financial Highlights and Statements of Investments .......................   104
Financial Statements .....................................................   229
Notes to Financial Statements ............................................   243
Report of Independent Registered Public Accounting Firm ..................   264
Tax Designation ..........................................................   265
Board Members and Officers ...............................................   266
Shareholder Information ..................................................   271

Shareholder Letter

Dear Shareholder:

In the third and fourth quarters of 2009, U.S. economic activity improved compared with the second quarter. Although many observers considered the global recession over, most economists warned that growth would be sluggish as consumers and the financial system continued to climb out of debt.

The federal funds target rate remained unchanged over the period at a historically low range of 0% to 0.25%; however, the Federal Reserve Board (Fed) was very active and employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower. In testimony to Congress in February, Chairman Bernanke once again stated that short-term rates are likely to remain exceptionally low for an extended period until the Fed feels a dependable economic recovery has taken hold.

Most major financial markets showed signs of recovery, and equity markets staged a strong rally since March 2009. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. Chairman Bernanke began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. On February 18, the Fed raised the largely symbolic discount rate to 0.75%. This first tightening move was designed to encourage banks to borrow short-term funds from money markets rather than the central bank.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

The municipal bond market experienced a healthy rebound in the 12-month period ended February 28, 2010; the Barclays Capital (BC) Municipal Bond Index returned +9.98% and securities with maturities 22 years and longer, which make up a substantial portion of our portfolios, returned +16.61%.(1)

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

Franklin Tax-Free Trust's annual report goes into greater detail about municipal bond market conditions during the period. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.


                       2 | Not part of the annual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       Not part of the annual report | 3

Annual Report

Municipal Bond Market Overview

During the 12-month period ended February 28, 2010, the municipal bond market delivered a strong +9.98% total return as measured by the Barclays Capital (BC) Municipal Bond Index.(1) The municipal bond market rebounded after suffering one of its worst performance years in 2008. In contrast, the U.S. Treasury market trailed the tax-exempt market during this reporting period with a +1.83% total return as measured by the BC U.S. Treasury Index.(2)

Different factors helped revive consumer and investor confidence during this reporting period including federal fiscal stimulus measures. The initial influx of capital infused the market with promise. Encouraged by these measures, investors cautiously began to move assets from money market instruments toward long-term investments seeking to maximize income opportunities. The tax-exempt market fared well as investors focused on the municipal bond market's attractive after-tax yields. Despite budgetary pressures at state and local levels and concerns regarding some issuers' abilities to repay debt, municipal bond mutual funds received record net inflows in 2009. In addition, because nearly all municipal bond insurers were downgraded, many municipalities brought new issues to market based on their own financial strength and credit ratings. As a result, yield spreads between higher quality and lower grade credits widened, as opposed to previous reporting periods when AAA-rated insured bonds dominated new issuance. A recent Moody's Investors Service report bolstered the case for municipal issuers. The study showed a less than 1.00% default rate for all municipal bonds issued from 1970 through 2009 and higher recovery on average than for corporate issuers, which helped remind investors of the asset class's underlying credit strength. Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 19.56%, compared with the BC Aaa Municipal Bond Index's +6.98% total return.(3)

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(2.) Source: (C) 2010 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(3.) Source: (C) 2010 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.


                               4 | Annual Report

Further aiding positive municipal bond performance during the reporting period was the prospect of rising taxes, lower new tax-exempt issuance and fewer tax shelters. In February 2009, the American Recovery and Reinvestment Act was signed into law, which allowed municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bond. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. The success of this "Build America Bonds" program exceeded expectations as it enticed taxable bond investors to these municipal products. The Obama administration recently proposed continuing the program beyond 2010 but reducing the subsidy to 28% and expanding permissible uses. Historically, a large supply of issuance can be detrimental to municipal bond market performance; however, this was not the case during this reporting period. Although 2009's $409 billion in total issuance surpassed the previous year's, the popularity of Build America Bonds helped drive the municipal bond market's strong total returns.(4) The taxable bonds accounted for approximately 20% of long-term issuance, which reduced the supply of available municipal bonds for traditional, tax-exempt investors.(5) Solid demand for tax-exempt bonds drove municipal bond prices higher. We think these new, subsidized, taxable municipal bonds are likely to restrain future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced tax-exempt supply during the reporting period, we looked for opportunities to keep the portfolios fully invested in longer term bonds, which helped support the Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Thomson Reuters, THE BOND BUYER, 2/9/10.

(5.) Source: Municipal Securities Rulemaking Board, "Build America Bond Issuance and Trade Activity, 2009," February 2010.


                                Annual Report | 5

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund's portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features for the long-term funds, 10 to 15 years for the intermediate-term fund, and 5 years or less for the limited-term fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your continued participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               6 | Annual Report

Franklin Arizona Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
2/28/10

                               % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                                9.0%
AA                                38.4%
A                                 20.2%
BBB                               20.2%
Below Investment Grade             0.5%
Not Rated by S&P                  11.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.4%      3.0%
AA or Aa                    --       0.2%
A                          2.4%      2.1%
BBB or Baa                 1.5%      1.4%
Below Investment Grade      --       0.7%
                           ---       ---
Total                      4.3%      7.4%

We are pleased to bring you Franklin Arizona Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.18 on February 28, 2009, to $10.78 on February 28, 2010. The

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 108.


                                Annual Report | 7

DIVIDEND DISTRIBUTIONS*

Franklin Arizona Tax-Free Income Fund

                                   DIVIDEND PER SHARE
                 ----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----            ----------   ----------   ----------   -------------
March 2009       4.06 cents   3.60 cents   3.60 cents    4.14 cents
April 2009       4.06 cents   3.60 cents   3.60 cents    4.14 cents
May 2009         4.06 cents   3.60 cents   3.60 cents    4.14 cents
June 2009        4.06 cents   3.57 cents   3.57 cents    4.14 cents
July 2009        4.06 cents   3.57 cents   3.57 cents    4.14 cents
August 2009      4.06 cents   3.57 cents   3.57 cents    4.14 cents
September 2009   4.06 cents   3.59 cents   3.57 cents    4.14 cents
October 2009     4.06 cents   3.59 cents   3.57 cents    4.14 cents
November 2009    4.06 cents   3.59 cents   3.57 cents    4.14 cents
December 2009    4.00 cents   3.50 cents   3.49 cents    4.10 cents
January 2010     4.00 cents   3.50 cents   3.49 cents    4.10 cents
February 2010    4.00 cents   3.50 cents   3.49 cents    4.10 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund's Class A shares paid dividends totaling 48.49 cents per share for the same period.(2) The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.26% based on an annualization of the current 4.00 cent per share dividend and the maximum offering price of $11.26 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Arizona personal income tax bracket of 37.95% would need to earn a distribution rate of 6.87% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

STATE UPDATE

Arizona faced ongoing economic and financial stress during the 12 months under review, which contributed to weak revenue performance, significant

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               8 | Annual Report
budget deficits and imbalance, and tightening liquidity. Although the state has a history of positive ending fund balances, it depleted reserves as part of its efforts to balance the budget. Other measures included one-time resources such as deficit bonds. During Arizona's fiscal year 2009, individual, corporate and sales tax revenues declined significantly, and the state was forced to address mid-year budget gaps using some spending cuts, but largely through more federal stimulus funds than originally anticipated, education aid payment deferrals and fund transfers, including draining the remaining budget stabilization fund. Despite these measures, an additional fiscal year 2009 gap emerged, which led to expenditure reductions, more federal stimulus funds, and debt issuance for budget relief as revenues continued to shrink.

Although considerable population growth over the past several years benefited Arizona's economy and finances, it also pressured the budget due to educational, health and human services, and public safety costs. Arizona's economy has slowed significantly, and job losses outpaced the national rate, in large part due to a weak housing sector, which hurt the state's construction sector. As of February 2010, the state's unemployment rate was 9.5%, compared to the 9.7% national rate.(3)

Arizona does not issue general obligation bonds, but instead issues appropriation-backed lease debt and revenue bonds, and its debt levels remained near national state debt medians. State net tax-supported debt per capita was $688, compared with the $739 national median, while debt as a percentage of personal income was equal to the national median at 2.1%.4 Debt levels were expected to increase as the state planned to issue additional bonds for budget relief. In December, independent credit rating agency Moody's Investors Service downgraded Arizona's issuer rating to A1 from Aa3 with a negative outlook.(5) The rating and outlook reflected the state's struggle with a serious economic slowdown, which, combined with tax reductions implemented in 2007 and various spending mandates, contributed to ongoing fiscal challenges and tightening liquidity.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(5.) This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Arizona Tax-Free Income Fund
2/28/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ---------------------
Utilities                                      19.5%
Hospital & Health Care                         18.2%
Prerefunded                                    18.2%
Higher Education                               10.5%
Subject to Government Appropriations           10.4%
Other Revenue                                   7.3%
Tax-Supported                                   6.6%
General Obligation                              4.7%
Transportation                                  3.9%
Housing                                         0.7%

*    Does not include short-term investments and other net assets.


                                Annual Report | 9

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               10 | Annual Report

Performance Summary as of 2/28/10

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTAZX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.60   $ 10.78   $ 10.18
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4849

CLASS B (SYMBOL: FBAZX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.61   $ 10.85   $ 10.24
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4272

CLASS C (SYMBOL: FAZIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.62   $ 10.91   $ 10.29
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4263

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   2/28/10   2/28/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.62   $ 10.80   $ 10.18
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4951


                               Annual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.84%  +19.84%  +66.83%
Average Annual Total Return(2)                       +6.15%   +2.78%   +4.79%
Avg. Ann. Total Return (3/31/10)(3)                  +6.33%   +2.89%   +4.55%
   Distribution Rate(4)                      4.26%
   Taxable Equivalent Distribution Rate(5)   6.87%
   30-Day Standardized Yield(6)              3.48%
   Taxable Equivalent Yield(5)               5.61%
   Total Annual Operating Expenses(7)        0.62%

CLASS B                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.28%  +16.61%  +60.14%
Average Annual Total Return(2)                       +6.28%   +2.78%   +4.82%
Avg. Ann. Total Return (3/31/10)(3)                  +6.49%   +2.86%   +4.58%
   Distribution Rate(4)                      3.86%
   Taxable Equivalent Distribution Rate(5)   6.22%
   30-Day Standardized Yield(6)              3.06%
   Taxable Equivalent Yield(5)               4.93%
   Total Annual Operating Expenses(7)        1.17%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.32%  +16.59%  +58.08%
Average Annual Total Return(2)                       +9.32%   +3.12%   +4.69%
Avg. Ann. Total Return (3/31/10)(3)                  +9.42%   +3.21%   +4.44%
   Distribution Rate(4)                      3.83%
   Taxable Equivalent Distribution Rate(5)   6.17%
   30-Day Standardized Yield(6)              3.09%
   Taxable Equivalent Yield(5)               4.98%
   Total Annual Operating Expenses(7)        1.17%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +11.15%  +20.24%  +67.39%
Average Annual Total Return(2)                      +11.15%   +3.76%   +5.29%
Avg. Ann. Total Return (3/31/10)(3)                 +11.36%   +3.86%   +5.04%
   Distribution Rate(4)                      4.54%
   Taxable Equivalent Distribution Rate(5)   7.32%
   30-Day Standardized Yield(6)              3.74%
   Taxable Equivalent Yield(5)               6.03%
   Total Annual Operating Expenses(7)        0.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +6.15%
5-Year     +2.78%
10-Year    +4.79%

CLASS A (3/1/00-2/28/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN ARIZONA   BARCLAYS CAPITAL
              TAX-FREE INCOME    MUNICIPAL BOND
    DATE      FUND - CLASS A          INDEX          CPI
----------   ----------------   ----------------   -------
  3/1/2000        $ 9,575            $10,000       $10,000
 3/31/2000        $ 9,804            $10,218       $10,082
 4/30/2000        $ 9,748            $10,158       $10,088
 5/31/2000        $ 9,692            $10,105       $10,100
 6/30/2000        $ 9,924            $10,373       $10,153
 7/31/2000        $10,064            $10,518       $10,177
 8/31/2000        $10,224            $10,680       $10,177
 9/30/2000        $10,172            $10,624       $10,230
10/31/2000        $10,277            $10,740       $10,247
11/30/2000        $10,341            $10,821       $10,253
12/31/2000        $10,531            $11,089       $10,247
 1/31/2001        $10,576            $11,198       $10,312
 2/28/2001        $10,609            $11,234       $10,353
 3/31/2001        $10,688            $11,334       $10,377
 4/30/2001        $10,588            $11,212       $10,418
 5/31/2001        $10,675            $11,332       $10,465
 6/30/2001        $10,779            $11,408       $10,483
 7/31/2001        $10,969            $11,577       $10,453
 8/31/2001        $11,106            $11,768       $10,453
 9/30/2001        $11,050            $11,729       $10,501
10/31/2001        $11,098            $11,868       $10,465
11/30/2001        $10,940            $11,768       $10,448
12/31/2001        $10,846            $11,657       $10,406
 1/31/2002        $10,964            $11,859       $10,430
 2/28/2002        $11,100            $12,002       $10,471
 3/31/2002        $10,903            $11,767       $10,530
 4/30/2002        $11,065            $11,997       $10,589
 5/31/2002        $11,103            $12,070       $10,589
 6/30/2002        $11,200            $12,197       $10,595
 7/31/2002        $11,344            $12,354       $10,607
 8/31/2002        $11,475            $12,503       $10,642
 9/30/2002        $11,744            $12,776       $10,660
10/31/2002        $11,517            $12,565       $10,677
11/30/2002        $11,455            $12,512       $10,677
12/31/2002        $11,675            $12,776       $10,654
 1/31/2003        $11,636            $12,744       $10,701
 2/28/2003        $11,797            $12,922       $10,783
 3/31/2003        $11,817            $12,930       $10,848
 4/30/2003        $11,896            $13,015       $10,824
 5/31/2003        $12,183            $13,320       $10,807
 6/30/2003        $12,176            $13,263       $10,819
 7/31/2003        $11,750            $12,799       $10,830
 8/31/2003        $11,842            $12,895       $10,872
 9/30/2003        $12,190            $13,274       $10,907
10/31/2003        $12,152            $13,207       $10,895
11/30/2003        $12,298            $13,345       $10,866
12/31/2003        $12,416            $13,455       $10,854
 1/31/2004        $12,554            $13,532       $10,907
 2/29/2004        $12,745            $13,736       $10,966
 3/31/2004        $12,726            $13,688       $11,037
 4/30/2004        $12,386            $13,364       $11,072
 5/31/2004        $12,310            $13,315       $11,137
 6/30/2004        $12,368            $13,364       $11,172
 7/31/2004        $12,601            $13,540       $11,154
 8/31/2004        $12,858            $13,811       $11,160
 9/30/2004        $12,953            $13,884       $11,184
10/31/2004        $13,081            $14,004       $11,243
11/30/2004        $12,977            $13,888       $11,249
12/31/2004        $13,165            $14,058       $11,207
 1/31/2005        $13,341            $14,189       $11,231
 2/28/2005        $13,329            $14,142       $11,296
 3/31/2005        $13,271            $14,053       $11,384
 4/30/2005        $13,495            $14,274       $11,461
 5/31/2005        $13,606            $14,375       $11,449
 6/30/2005        $13,679            $14,464       $11,455
 7/31/2005        $13,607            $14,399       $11,508
 8/31/2005        $13,620            $14,544       $11,567
 9/30/2005        $13,522            $14,446       $11,708
10/31/2005        $13,423            $14,359       $11,731
11/30/2005        $13,475            $14,428       $11,637
12/31/2005        $13,611            $14,552       $11,590
 1/31/2006        $13,619            $14,591       $11,678
 2/28/2006        $13,762            $14,689       $11,702
 3/31/2006        $13,667            $14,588       $11,767
 4/30/2006        $13,653            $14,583       $11,867
 5/31/2006        $13,692            $14,648       $11,926
 6/30/2006        $13,664            $14,592       $11,949
 7/31/2006        $13,803            $14,766       $11,985
 8/31/2006        $14,005            $14,985       $12,008
 9/30/2006        $14,104            $15,089       $11,949
10/31/2006        $14,207            $15,184       $11,885
11/30/2006        $14,344            $15,311       $11,867
12/31/2006        $14,306            $15,257       $11,885
 1/31/2007        $14,268            $15,217       $11,921
 2/28/2007        $14,457            $15,418       $11,985
 3/31/2007        $14,409            $15,380       $12,094
 4/30/2007        $14,447            $15,426       $12,172
 5/31/2007        $14,369            $15,357       $12,247
 6/30/2007        $14,301            $15,278       $12,270
 7/31/2007        $14,393            $15,396       $12,267
 8/31/2007        $14,273            $15,330       $12,245
 9/30/2007        $14,483            $15,557       $12,279
10/31/2007        $14,551            $15,626       $12,305
11/30/2007        $14,575            $15,726       $12,378
12/31/2007        $14,640            $15,769       $12,370
 1/31/2008        $14,745            $15,968       $12,431
 2/29/2008        $13,934            $15,237       $12,467
 3/31/2008        $14,434            $15,672       $12,575
 4/30/2008        $14,634            $15,856       $12,652
 5/31/2008        $14,771            $15,952       $12,758
 6/30/2008        $14,563            $15,771       $12,887
 7/31/2008        $14,535            $15,831       $12,954
 8/31/2008        $14,672            $16,017       $12,903
 9/30/2008        $13,867            $15,265       $12,885
10/31/2008        $13,620            $15,110       $12,755
11/30/2008        $13,589            $15,158       $12,510
12/31/2008        $13,688            $15,379       $12,381
 1/31/2009        $14,163            $15,942       $12,435
 2/28/2009        $14,413            $16,025       $12,497
 3/31/2009        $14,390            $16,028       $12,527
 4/30/2009        $14,786            $16,349       $12,558
 5/31/2009        $15,016            $16,522       $12,595
 6/30/2009        $14,917            $16,367       $12,703
 7/31/2009        $15,076            $16,641       $12,683
 8/31/2009        $15,365            $16,925       $12,711
 9/30/2009        $16,016            $17,532       $12,719
10/31/2009        $15,700            $17,164       $12,731
11/30/2009        $15,729            $17,306       $12,740
12/31/2009        $15,816            $17,365       $12,718
 1/31/2010        $15,862            $17,455       $12,761
 2/28/2010        $15,970            $17,624       $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS B   2/28/10
-------   -------
1-Year     +6.28%
5-Year     +2.78%
10-Year    +4.82%

CLASS B (3/1/00-2/28/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN ARIZONA   BARCLAYS CAPITAL
              TAX-FREE INCOME    MUNICIPAL BOND
   DATE       FUND - CLASS B          INDEX          CPI
----------   ----------------   ----------------   -------
  3/1/2000        $10,000            $10,000       $10,000
 3/31/2000        $10,234            $10,218       $10,082
 4/30/2000        $10,181            $10,158       $10,088
 5/31/2000        $10,117            $10,105       $10,100
 6/30/2000        $10,354            $10,373       $10,153
 7/31/2000        $10,504            $10,518       $10,177
 8/31/2000        $10,665            $10,680       $10,177
 9/30/2000        $10,607            $10,624       $10,230
10/31/2000        $10,711            $10,740       $10,247
11/30/2000        $10,783            $10,821       $10,253
12/31/2000        $10,965            $11,089       $10,247
 1/31/2001        $11,008            $11,198       $10,312
 2/28/2001        $11,037            $11,234       $10,353
 3/31/2001        $11,124            $11,334       $10,377
 4/30/2001        $11,004            $11,212       $10,418
 5/31/2001        $11,099            $11,332       $10,465
 6/30/2001        $11,202            $11,408       $10,483
 7/31/2001        $11,393            $11,577       $10,453
 8/31/2001        $11,530            $11,768       $10,453
 9/30/2001        $11,467            $11,729       $10,501
10/31/2001        $11,511            $11,868       $10,465
11/30/2001        $11,353            $11,768       $10,448
12/31/2001        $11,240            $11,657       $10,406
 1/31/2002        $11,357            $11,859       $10,430
 2/28/2002        $11,503            $12,002       $10,471
 3/31/2002        $11,283            $11,767       $10,530
 4/30/2002        $11,455            $11,997       $10,589
 5/31/2002        $11,478            $12,070       $10,589
 6/30/2002        $11,584            $12,197       $10,595
 7/31/2002        $11,727            $12,354       $10,607
 8/31/2002        $11,845            $12,503       $10,642
 9/30/2002        $12,127            $12,776       $10,660
10/31/2002        $11,888            $12,565       $10,677
11/30/2002        $11,819            $12,512       $10,677
12/31/2002        $12,039            $12,776       $10,654
 1/31/2003        $11,994            $12,744       $10,701
 2/28/2003        $12,165            $12,922       $10,783
 3/31/2003        $12,167            $12,930       $10,848
 4/30/2003        $12,243            $13,015       $10,824
 5/31/2003        $12,532            $13,320       $10,807
 6/30/2003        $12,519            $13,263       $10,819
 7/31/2003        $12,078            $12,799       $10,830
 8/31/2003        $12,167            $12,895       $10,872
 9/30/2003        $12,517            $13,274       $10,907
10/31/2003        $12,472            $13,207       $10,895
11/30/2003        $12,616            $13,345       $10,866
12/31/2003        $12,730            $13,455       $10,854
 1/31/2004        $12,866            $13,532       $10,907
 2/29/2004        $13,055            $13,736       $10,966
 3/31/2004        $13,030            $13,688       $11,037
 4/30/2004        $12,677            $13,364       $11,072
 5/31/2004        $12,604            $13,315       $11,137
 6/30/2004        $12,658            $13,364       $11,172
 7/31/2004        $12,889            $13,540       $11,154
 8/31/2004        $13,145            $13,811       $11,160
 9/30/2004        $13,235            $13,884       $11,184
10/31/2004        $13,360            $14,004       $11,243
11/30/2004        $13,247            $13,888       $11,249
12/31/2004        $13,433            $14,058       $11,207
 1/31/2005        $13,605            $14,189       $11,231
 2/28/2005        $13,587            $14,142       $11,296
 3/31/2005        $13,534            $14,053       $11,384
 4/30/2005        $13,743            $14,274       $11,461
 5/31/2005        $13,848            $14,375       $11,449
 6/30/2005        $13,917            $14,464       $11,455
 7/31/2005        $13,837            $14,399       $11,508
 8/31/2005        $13,844            $14,544       $11,567
 9/30/2005        $13,739            $14,446       $11,708
10/31/2005        $13,633            $14,359       $11,731
11/30/2005        $13,678            $14,428       $11,637
12/31/2005        $13,809            $14,552       $11,590
 1/31/2006        $13,812            $14,591       $11,678
 2/28/2006        $13,951            $14,689       $11,702
 3/31/2006        $13,848            $14,588       $11,767
 4/30/2006        $13,828            $14,583       $11,867
 5/31/2006        $13,860            $14,648       $11,926
 6/30/2006        $13,826            $14,592       $11,949
 7/31/2006        $13,960            $14,766       $11,985
 8/31/2006        $14,157            $14,985       $12,008
 9/30/2006        $14,262            $15,089       $11,949
10/31/2006        $14,346            $15,184       $11,885
11/30/2006        $14,491            $15,311       $11,867
12/31/2006        $14,433            $15,257       $11,885
 1/31/2007        $14,388            $15,217       $11,921
 2/28/2007        $14,571            $15,418       $11,985
 3/31/2007        $14,516            $15,380       $12,094
 4/30/2007        $14,547            $15,426       $12,172
 5/31/2007        $14,476            $15,357       $12,247
 6/30/2007        $14,388            $15,278       $12,270
 7/31/2007        $14,474            $15,396       $12,267
 8/31/2007        $14,347            $15,330       $12,245
 9/30/2007        $14,564            $15,557       $12,279
10/31/2007        $14,611            $15,626       $12,305
11/30/2007        $14,642            $15,726       $12,378
12/31/2007        $14,687            $15,769       $12,370
 1/31/2008        $14,799            $15,968       $12,431
 2/29/2008        $13,972            $15,237       $12,467
 3/31/2008        $14,474            $15,672       $12,575
 4/30/2008        $14,675            $15,856       $12,652
 5/31/2008        $14,811            $15,952       $12,758
 6/30/2008        $14,604            $15,771       $12,887
 7/31/2008        $14,575            $15,831       $12,954
 8/31/2008        $14,710            $16,017       $12,903
 9/30/2008        $13,906            $15,265       $12,885
10/31/2008        $13,656            $15,110       $12,755
11/30/2008        $13,622            $15,158       $12,510
12/31/2008        $13,725            $15,379       $12,381
 1/31/2009        $14,200            $15,942       $12,435
 2/28/2009        $14,450            $16,025       $12,497
 3/31/2009        $14,430            $16,028       $12,527
 4/30/2009        $14,827            $16,349       $12,558
 5/31/2009        $15,055            $16,522       $12,595
 6/30/2009        $14,959            $16,367       $12,703
 7/31/2009        $15,118            $16,641       $12,683
 8/31/2009        $15,409            $16,925       $12,711
 9/30/2009        $16,062            $17,532       $12,719
10/31/2009        $15,743            $17,164       $12,731
11/30/2009        $15,774            $17,306       $12,740
12/31/2009        $15,861            $17,365       $12,718
 1/31/2010        $15,903            $17,455       $12,761
 2/28/2010        $16,014            $17,624       $12,764


                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +9.32%
5-Year     +3.12%
10-Year    +4.69%

CLASS C (3/1/00-2/28/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN ARIZONA   BARCLAYS CAPITAL
              TAX-FREE INCOME    MUNICIPAL BOND
   DATE       FUND - CLASS C          INDEX          CPI
----------   ----------------   ----------------   -------
  3/1/2000        $10,000            $10,000       $10,000
 3/31/2000        $10,233            $10,218       $10,082
 4/30/2000        $10,170            $10,158       $10,088
 5/31/2000        $10,107            $10,105       $10,100
 6/30/2000        $10,344            $10,373       $10,153
 7/31/2000        $10,483            $10,518       $10,177
 8/31/2000        $10,644            $10,680       $10,177
 9/30/2000        $10,595            $10,624       $10,230
10/31/2000        $10,689            $10,740       $10,247
11/30/2000        $10,760            $10,821       $10,253
12/31/2000        $10,952            $11,089       $10,247
 1/31/2001        $10,984            $11,198       $10,312
 2/28/2001        $11,012            $11,234       $10,353
 3/31/2001        $11,099            $11,334       $10,377
 4/30/2001        $10,980            $11,212       $10,418
 5/31/2001        $11,074            $11,332       $10,465
 6/30/2001        $11,177            $11,408       $10,483
 7/31/2001        $11,367            $11,577       $10,453
 8/31/2001        $11,503            $11,768       $10,453
 9/30/2001        $11,440            $11,729       $10,501
10/31/2001        $11,484            $11,868       $10,465
11/30/2001        $11,317            $11,768       $10,448
12/31/2001        $11,215            $11,657       $10,406
 1/31/2002        $11,331            $11,859       $10,430
 2/28/2002        $11,476            $12,002       $10,471
 3/31/2002        $11,258            $11,767       $10,530
 4/30/2002        $11,429            $11,997       $10,589
 5/31/2002        $11,452            $12,070       $10,589
 6/30/2002        $11,557            $12,197       $10,595
 7/31/2002        $11,699            $12,354       $10,607
 8/31/2002        $11,828            $12,503       $10,642
 9/30/2002        $12,097            $12,776       $10,660
10/31/2002        $11,859            $12,565       $10,677
11/30/2002        $11,791            $12,512       $10,677
12/31/2002        $12,010            $12,776       $10,654
 1/31/2003        $11,966            $12,744       $10,701
 2/28/2003        $12,125            $12,922       $10,783
 3/31/2003        $12,139            $12,930       $10,848
 4/30/2003        $12,216            $13,015       $10,824
 5/31/2003        $12,502            $13,320       $10,807
 6/30/2003        $12,488            $13,263       $10,819
 7/31/2003        $12,049            $12,799       $10,830
 8/31/2003        $12,136            $12,895       $10,872
 9/30/2003        $12,484            $13,274       $10,907
10/31/2003        $12,438            $13,207       $10,895
11/30/2003        $12,581            $13,345       $10,866
12/31/2003        $12,694            $13,455       $10,854
 1/31/2004        $12,840            $13,532       $10,907
 2/29/2004        $13,029            $13,736       $10,966
 3/31/2004        $13,004            $13,688       $11,037
 4/30/2004        $12,641            $13,364       $11,072
 5/31/2004        $12,570            $13,315       $11,137
 6/30/2004        $12,624            $13,364       $11,172
 7/31/2004        $12,853            $13,540       $11,154
 8/31/2004        $13,107            $13,811       $11,160
 9/30/2004        $13,197            $13,884       $11,184
10/31/2004        $13,321            $14,004       $11,243
11/30/2004        $13,209            $13,888       $11,249
12/31/2004        $13,393            $14,058       $11,207
 1/31/2005        $13,564            $14,189       $11,231
 2/28/2005        $13,558            $14,142       $11,296
 3/31/2005        $13,494            $14,053       $11,384
 4/30/2005        $13,701            $14,274       $11,461
 5/31/2005        $13,818            $14,375       $11,449
 6/30/2005        $13,886            $14,464       $11,455
 7/31/2005        $13,794            $14,399       $11,508
 8/31/2005        $13,814            $14,544       $11,567
 9/30/2005        $13,697            $14,446       $11,708
10/31/2005        $13,604            $14,359       $11,731
11/30/2005        $13,636            $14,428       $11,637
12/31/2005        $13,779            $14,552       $11,590
 1/31/2006        $13,782            $14,591       $11,678
 2/28/2006        $13,919            $14,689       $11,702
 3/31/2006        $13,804            $14,588       $11,767
 4/30/2006        $13,784            $14,583       $11,867
 5/31/2006        $13,816            $14,648       $11,926
 6/30/2006        $13,782            $14,592       $11,949
 7/31/2006        $13,927            $14,766       $11,985
 8/31/2006        $14,123            $14,985       $12,008
 9/30/2006        $14,228            $15,089       $11,949
10/31/2006        $14,311            $15,184       $11,885
11/30/2006        $14,442            $15,311       $11,867
12/31/2006        $14,397            $15,257       $11,885
 1/31/2007        $14,353            $15,217       $11,921
 2/28/2007        $14,535            $15,418       $11,985
 3/31/2007        $14,480            $15,380       $12,094
 4/30/2007        $14,511            $15,426       $12,172
 5/31/2007        $14,439            $15,357       $12,247
 6/30/2007        $14,353            $15,278       $12,270
 7/31/2007        $14,437            $15,396       $12,267
 8/31/2007        $14,311            $15,330       $12,245
 9/30/2007        $14,527            $15,557       $12,279
10/31/2007        $14,574            $15,626       $12,305
11/30/2007        $14,605            $15,726       $12,378
12/31/2007        $14,663            $15,769       $12,370
 1/31/2008        $14,760            $15,968       $12,431
 2/29/2008        $13,937            $15,237       $12,467
 3/31/2008        $14,438            $15,672       $12,575
 4/30/2008        $14,616            $15,856       $12,652
 5/31/2008        $14,758            $15,952       $12,758
 6/30/2008        $14,533            $15,771       $12,887
 7/31/2008        $14,498            $15,831       $12,954
 8/31/2008        $14,641            $16,017       $12,903
 9/30/2008        $13,826            $15,265       $12,885
10/31/2008        $13,575            $15,110       $12,755
11/30/2008        $13,524            $15,158       $12,510
12/31/2008        $13,630            $15,379       $12,381
 1/31/2009        $14,105            $15,942       $12,435
 2/28/2009        $14,331            $16,025       $12,497
 3/31/2009        $14,315            $16,028       $12,527
 4/30/2009        $14,699            $16,349       $12,558
 5/31/2009        $14,919            $16,522       $12,595
 6/30/2009        $14,814            $16,367       $12,703
 7/31/2009        $14,963            $16,641       $12,683
 8/31/2009        $15,254            $16,925       $12,711
 9/30/2009        $15,886            $17,532       $12,719
10/31/2009        $15,555            $17,164       $12,731
11/30/2009        $15,590            $17,306       $12,740
12/31/2009        $15,668            $17,365       $12,718
 1/31/2010        $15,706            $17,455       $12,761
 2/28/2010        $15,808            $17,624       $12,764

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +11.15%
5-Year              +3.76%
10-Year             +5.29%

ADVISOR CLASS (3/1/00-2/28/10)(8)

                              (PERFORMANCE GRAPH)

             FRANKLIN ARIZONA
              TAX-FREE INCOME   BARCLAYS CAPITAL
              FUND - ADVISOR     MUNICIPAL BOND
   DATE            CLASS              INDEX          CPI
----------   ----------------   ----------------   -------
  3/1/2000        $10,000            $10,000       $10,000
 3/31/2000        $10,239            $10,218       $10,082
 4/30/2000        $10,180            $10,158       $10,088
 5/31/2000        $10,122            $10,105       $10,100
 6/30/2000        $10,365            $10,373       $10,153
 7/31/2000        $10,511            $10,518       $10,177
 8/31/2000        $10,677            $10,680       $10,177
 9/30/2000        $10,623            $10,624       $10,230
10/31/2000        $10,733            $10,740       $10,247
11/30/2000        $10,800            $10,821       $10,253
12/31/2000        $10,998            $11,089       $10,247
 1/31/2001        $11,046            $11,198       $10,312
 2/28/2001        $11,080            $11,234       $10,353
 3/31/2001        $11,163            $11,334       $10,377
 4/30/2001        $11,058            $11,212       $10,418
 5/31/2001        $11,149            $11,332       $10,465
 6/30/2001        $11,257            $11,408       $10,483
 7/31/2001        $11,456            $11,577       $10,453
 8/31/2001        $11,599            $11,768       $10,453
 9/30/2001        $11,540            $11,729       $10,501
10/31/2001        $11,590            $11,868       $10,465
11/30/2001        $11,425            $11,768       $10,448
12/31/2001        $11,327            $11,657       $10,406
 1/31/2002        $11,451            $11,859       $10,430
 2/28/2002        $11,593            $12,002       $10,471
 3/31/2002        $11,387            $11,767       $10,530
 4/30/2002        $11,556            $11,997       $10,589
 5/31/2002        $11,596            $12,070       $10,589
 6/30/2002        $11,697            $12,197       $10,595
 7/31/2002        $11,847            $12,354       $10,607
 8/31/2002        $11,984            $12,503       $10,642
 9/30/2002        $12,265            $12,776       $10,660
10/31/2002        $12,028            $12,565       $10,677
11/30/2002        $11,963            $12,512       $10,677
12/31/2002        $12,193            $12,776       $10,654
 1/31/2003        $12,153            $12,744       $10,701
 2/28/2003        $12,321            $12,922       $10,783
 3/31/2003        $12,341            $12,930       $10,848
 4/30/2003        $12,424            $13,015       $10,824
 5/31/2003        $12,724            $13,320       $10,807
 6/30/2003        $12,716            $13,263       $10,819
 7/31/2003        $12,272            $12,799       $10,830
 8/31/2003        $12,367            $12,895       $10,872
 9/30/2003        $12,731            $13,274       $10,907
10/31/2003        $12,691            $13,207       $10,895
11/30/2003        $12,844            $13,345       $10,866
12/31/2003        $12,967            $13,455       $10,854
 1/31/2004        $13,111            $13,532       $10,907
 2/29/2004        $13,310            $13,736       $10,966
 3/31/2004        $13,291            $13,688       $11,037
 4/30/2004        $12,935            $13,364       $11,072
 5/31/2004        $12,856            $13,315       $11,137
 6/30/2004        $12,917            $13,364       $11,172
 7/31/2004        $13,160            $13,540       $11,154
 8/31/2004        $13,429            $13,811       $11,160
 9/30/2004        $13,527            $13,884       $11,184
10/31/2004        $13,662            $14,004       $11,243
11/30/2004        $13,553            $13,888       $11,249
12/31/2004        $13,750            $14,058       $11,207
 1/31/2005        $13,933            $14,189       $11,231
 2/28/2005        $13,920            $14,142       $11,296
 3/31/2005        $13,860            $14,053       $11,384
 4/30/2005        $14,094            $14,274       $11,461
 5/31/2005        $14,210            $14,375       $11,449
 6/30/2005        $14,287            $14,464       $11,455
 7/31/2005        $14,211            $14,399       $11,508
 8/31/2005        $14,225            $14,544       $11,567
 9/30/2005        $14,123            $14,446       $11,708
10/31/2005        $14,019            $14,359       $11,731
11/30/2005        $14,073            $14,428       $11,637
12/31/2005        $14,215            $14,552       $11,590
 1/31/2006        $14,224            $14,591       $11,678
 2/28/2006        $14,373            $14,689       $11,702
 3/31/2006        $14,273            $14,588       $11,767
 4/30/2006        $14,259            $14,583       $11,867
 5/31/2006        $14,299            $14,648       $11,926
 6/30/2006        $14,271            $14,592       $11,949
 7/31/2006        $14,416            $14,766       $11,985
 8/31/2006        $14,627            $14,985       $12,008
 9/30/2006        $14,730            $15,089       $11,949
10/31/2006        $14,837            $15,184       $11,885
11/30/2006        $14,981            $15,311       $11,867
12/31/2006        $14,941            $15,257       $11,885
 1/31/2007        $14,901            $15,217       $11,921
 2/28/2007        $15,099            $15,418       $11,985
 3/31/2007        $15,048            $15,380       $12,094
 4/30/2007        $15,088            $15,426       $12,172
 5/31/2007        $15,007            $15,357       $12,247
 6/30/2007        $14,936            $15,278       $12,270
 7/31/2007        $15,032            $15,396       $12,267
 8/31/2007        $14,906            $15,330       $12,245
 9/30/2007        $15,126            $15,557       $12,279
10/31/2007        $15,197            $15,626       $12,305
11/30/2007        $15,222            $15,726       $12,378
12/31/2007        $15,290            $15,769       $12,370
 1/31/2008        $15,400            $15,968       $12,431
 2/29/2008        $14,552            $15,237       $12,467
 3/31/2008        $15,075            $15,672       $12,575
 4/30/2008        $15,284            $15,856       $12,652
 5/31/2008        $15,426            $15,952       $12,758
 6/30/2008        $15,209            $15,771       $12,887
 7/31/2008        $15,166            $15,831       $12,954
 8/31/2008        $15,326            $16,017       $12,903
 9/30/2008        $14,486            $15,265       $12,885
10/31/2008        $14,229            $15,110       $12,755
11/30/2008        $14,198            $15,158       $12,510
12/31/2008        $14,303            $15,379       $12,381
 1/31/2009        $14,800            $15,942       $12,435
 2/28/2009        $15,062            $16,025       $12,497
 3/31/2009        $15,039            $16,028       $12,527
 4/30/2009        $15,455            $16,349       $12,558
 5/31/2009        $15,697            $16,522       $12,595
 6/30/2009        $15,624            $16,367       $12,703
 7/31/2009        $15,791            $16,641       $12,683
 8/31/2009        $16,095            $16,925       $12,711
 9/30/2009        $16,776            $17,532       $12,719
10/31/2009        $16,432            $17,164       $12,731
11/30/2009        $16,479            $17,306       $12,740
12/31/2009        $16,571            $17,365       $12,718
 1/31/2010        $16,621            $17,455       $12,761
 2/28/2010        $16,739            $17,624       $12,764


                               14 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Arizona personal income tax rate of 37.95%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.73% and +5.74%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 15

Your Fund's Expenses

FRANKLIN ARIZONA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

(1.) Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

(2.) Multiply the result by the number under the heading "Expenses Paid During
     Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                             BEGINNING        ENDING       EXPENSES PAID
                                              ACCOUNT        ACCOUNT      DURING PERIOD*
                                           VALUE 9/1/09   VALUE 2/28/10   9/1/09-2/28/10
                                           ------------   -------------   --------------
CLASS A
Actual                                        $1,000        $1,039.60          $3.14
Hypothetical (5% return before expenses)      $1,000        $1,021.72          $3.11
CLASS B
Actual                                        $1,000        $1,036.60          $5.91
Hypothetical (5% return before expenses)      $1,000        $1,018.99          $5.86
CLASS C
Actual                                        $1,000        $1,036.30          $5.91
Hypothetical (5% return before expenses)      $1,000        $1,018.99          $5.86
ADVISOR CLASS
Actual                                        $1,000        $1,040.00          $2.63
Hypothetical (5% return before expenses)      $1,000        $1,022.22          $2.61

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.17%; C: 1.17%; and Advisor:
     0.52%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 17

Franklin Colorado Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*

Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                  (PIE CHART)

AAA................   15.2%
AA.................   23.7%
A..................   32.1%
BBB................   10.5%
Not Rated by S&P...   18.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     0.3%      6.8%
AA or Aa       4.8%       --
A              6.0%       --
BBB or Baa      --       0.6%
              ----       ---
Total         11.1%      7.4%

We are pleased to bring you Franklin Colorado Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 117.


                               18 | Annual Report

DIVIDEND DISTRIBUTIONS*

Franklin Colorado Tax-Free Income Fund

                          DIVIDEND PER SHARE
                 ------------------------------------
                                             ADVISOR
MONTH              CLASS A      CLASS C      CLASS**
-----            ----------   ----------   ----------
March 2009       4.32 cents   3.84 cents           --
April 2009       4.32 cents   3.84 cents           --
May 2009         4.32 cents   3.84 cents           --
June 2009        4.32 cents   3.80 cents           --
July 2009        4.32 cents   3.80 cents   0.71 cents
August 2009      4.32 cents   3.80 cents   4.41 cents
September 2009   4.32 cents   3.80 cents   4.41 cents
October 2009     4.32 cents   3.80 cents   4.41 cents
November 2009    4.32 cents   3.80 cents   4.41 cents
December 2009    4.28 cents   3.71 cents   4.37 cents
January 2010     4.28 cents   3.71 cents   4.37 cents
February 2010    4.28 cents   3.71 cents   4.37 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/15/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.79 on February 28, 2009, to $11.65 on February 28, 2010. The Fund's Class A shares paid dividends totaling 51.66 cents per share for the same period.(2) The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.19% based on an annualization of the current 4.25 cent per share dividend and the maximum offering price of $12.17 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Colorado personal income tax bracket of 38.01% would need to earn a distribution rate of 6.76% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 19

STATE UPDATE

Colorado was not immune to the national economic slowdown; however, the state generally experienced less severe declines than national averages in terms of jobs, retail sales and the housing market. The state's broad and diverse economy provided some protection, and Colorado continued to attract net in-migration. As of February 2010, the state's unemployment rate was 7.7%, compared with the 9.7% national rate.(3)

Fiscal year 2009 was a challenging period for Colorado largely due to lower revenues from individual income taxes, sales and use taxes, and corporate income taxes. Steps taken to balance the 2009 budget included reducing general fund appropriation growth and transferring balances from various outside funds. Federal stimulus funds also helped bridge the gap. For fiscal year 2010, December 2009 projections had a number of revenue revisions from the previous quarterly forecast. Individual income tax revenues were forecast to decline further, and corporate tax revenue growth was revised downward. On the positive side, the decline in total excise taxes, primarily sales and use taxes, was projected to be smaller than previously estimated. In November 2009, Colorado's governor introduced the fiscal year 2011 budget proposal, which included steps to avoid a significant shortfall. Among these were expenditure cuts across the budget including education and public safety, modifications and suspensions of tax exemptions and credits, and delaying the opening of a state prison.

Colorado's constitution prohibits the state from issuing general obligation debt, which resulted in very low debt levels. Colorado's net tax-supported debt per capita and as a percentage of personal income were $261 and 0.6% compared with the $739 and 2.1% national medians.(4) Independent credit rating agency Standard & Poor's assigned Colorado an issuer rating of AA with a stable outlook.(5) The rating and outlook reflected the state's relatively strong economic fundamentals, despite the challenging national economic environment. The outlook also recognized the state's demonstrated willingness to adjust its budget as revenues have slowed or declined.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "U.S. Public Finance Report Card: 2009
     State Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(5.) This does not indicate Standard & Poor's rating of the Fund.


                               20 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Colorado Tax-Free Income Fund
2/28/10

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                18.3%
Hospital & Health Care                     16.9%
Utilities                                  16.0%
Tax-Supported                              13.1%
Higher Education                           12.9%
General Obligation                          9.9%
Subject to Government Appropriations        8.0%
Transportation                              2.5%
Other Revenue                               1.2%
Housing                                     1.2%

*    Does not include short-term investments and other net assets.


                               Annual Report | 21

Performance Summary as of 2/28/10

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRCOX)                     CHANGE   2/28/10    2/28/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.86    $11.65     $10.79
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                   $0.5166

CLASS C (SYMBOL: FCOIX)                     CHANGE   2/28/10    2/28/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.88    $11.76     $10.88
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                   $0.4538

ADVISOR CLASS (SYMBOL: FCOZX)               CHANGE   2/28/10    7/15/09
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       +$0.43    $11.65     $11.22
DISTRIBUTIONS (7/16/09-2/28/10)
Dividend Income                   $0.3255


                               22 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +12.97%  +20.70%  +69.57%
Average Annual Total Return(2)                       +8.15%   +2.94%   +4.97%
Avg. Ann. Total Return (3/31/10)(3)                  +7.93%   +3.06%   +4.73%
   Distribution Rate(4)                      4.19%
   Taxable Equivalent Distribution Rate(5)   6.76%
   30-Day Standardized Yield(6)              3.46%
   Taxable Equivalent Yield(5)               5.58%
   Total Annual Operating Expenses(7)        0.66%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +12.43%  +17.46%  +60.66%
Average Annual Total Return(2)                      +11.43%   +3.27%   +4.86%
Avg. Ann. Total Return (3/31/10)(3)                 +11.19%   +3.41%   +4.62%
   Distribution Rate(4)                      3.77%
   Taxable Equivalent Distribution Rate(5)   6.08%
   30-Day Standardized Yield(6)              3.07%
   Taxable Equivalent Yield(5)               4.95%
   Total Annual Operating Expenses(7)        1.21%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +13.03%  +20.78%  +69.67%
Average Annual Total Return(2)                      +13.03%   +3.85%   +5.43%
Avg. Ann. Total Return (3/31/10)(3)                 +12.80%   +3.98%   +5.19%
   Distribution Rate(4)                      4.48%
   Taxable Equivalent Distribution Rate(5)   7.23%
   30-Day Standardized Yield(6)              3.72%
   Taxable Equivalent Yield(5)               6.00%
   Total Annual Operating Expenses(7)        0.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 23

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +8.15%
5-Year     +2.94%
10-Year    +4.97%

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN COLORADO   BARCLAYS CAPITAL
              TAX-FREE INCOME     MUNICIPAL BOND
   DATE        FUND - CLASS A          INDEX          CPI
----------   -----------------   ----------------   -------
  3/1/2000        $ 9,575             $10,000       $10,000
 3/31/2000        $ 9,828             $10,218       $10,082
 4/30/2000        $ 9,768             $10,158       $10,088
 5/31/2000        $ 9,699             $10,105       $10,100
 6/30/2000        $ 9,956             $10,373       $10,153
 7/31/2000        $10,081             $10,518       $10,177
 8/31/2000        $10,242             $10,680       $10,177
 9/30/2000        $10,168             $10,624       $10,230
10/31/2000        $10,287             $10,740       $10,247
11/30/2000        $10,367             $10,821       $10,253
12/31/2000        $10,649             $11,089       $10,247
 1/31/2001        $10,730             $11,198       $10,312
 2/28/2001        $10,772             $11,234       $10,353
 3/31/2001        $10,858             $11,334       $10,377
 4/30/2001        $10,784             $11,212       $10,418
 5/31/2001        $10,877             $11,332       $10,465
 6/30/2001        $11,005             $11,408       $10,483
 7/31/2001        $11,187             $11,577       $10,453
 8/31/2001        $11,375             $11,768       $10,453
 9/30/2001        $11,286             $11,729       $10,501
10/31/2001        $11,410             $11,868       $10,465
11/30/2001        $11,321             $11,768       $10,448
12/31/2001        $11,186             $11,657       $10,406
 1/31/2002        $11,368             $11,859       $10,430
 2/28/2002        $11,469             $12,002       $10,471
 3/31/2002        $11,316             $11,767       $10,530
 4/30/2002        $11,462             $11,997       $10,589
 5/31/2002        $11,530             $12,070       $10,589
 6/30/2002        $11,635             $12,197       $10,595
 7/31/2002        $11,773             $12,354       $10,607
 8/31/2002        $11,879             $12,503       $10,642
 9/30/2002        $12,156             $12,776       $10,660
10/31/2002        $11,895             $12,565       $10,677
11/30/2002        $11,840             $12,512       $10,677
12/31/2002        $12,090             $12,776       $10,654
 1/31/2003        $12,056             $12,744       $10,701
 2/28/2003        $12,229             $12,922       $10,783
 3/31/2003        $12,207             $12,930       $10,848
 4/30/2003        $12,294             $13,015       $10,824
 5/31/2003        $12,575             $13,320       $10,807
 6/30/2003        $12,528             $13,263       $10,819
 7/31/2003        $12,087             $12,799       $10,830
 8/31/2003        $12,195             $12,895       $10,872
 9/30/2003        $12,534             $13,274       $10,907
10/31/2003        $12,457             $13,207       $10,895
11/30/2003        $12,596             $13,345       $10,866
12/31/2003        $12,720             $13,455       $10,854
 1/31/2004        $12,821             $13,532       $10,907
 2/29/2004        $13,014             $13,736       $10,966
 3/31/2004        $12,978             $13,688       $11,037
 4/30/2004        $12,650             $13,364       $11,072
 5/31/2004        $12,605             $13,315       $11,137
 6/30/2004        $12,631             $13,364       $11,172
 7/31/2004        $12,821             $13,540       $11,154
 8/31/2004        $13,046             $13,811       $11,160
 9/30/2004        $13,127             $13,884       $11,184
10/31/2004        $13,253             $14,004       $11,243
11/30/2004        $13,138             $13,888       $11,249
12/31/2004        $13,331             $14,058       $11,207
 1/31/2005        $13,501             $14,189       $11,231
 2/28/2005        $13,451             $14,142       $11,296
 3/31/2005        $13,413             $14,053       $11,384
 4/30/2005        $13,618             $14,274       $11,461
 5/31/2005        $13,716             $14,375       $11,449
 6/30/2005        $13,779             $14,464       $11,455
 7/31/2005        $13,738             $14,399       $11,508
 8/31/2005        $13,881             $14,544       $11,567
 9/30/2005        $13,794             $14,446       $11,708
10/31/2005        $13,706             $14,359       $11,731
11/30/2005        $13,783             $14,428       $11,637
12/31/2005        $13,915             $14,552       $11,590
 1/31/2006        $13,928             $14,591       $11,678
 2/28/2006        $14,044             $14,689       $11,702
 3/31/2006        $13,960             $14,588       $11,767
 4/30/2006        $13,952             $14,583       $11,867
 5/31/2006        $13,994             $14,648       $11,926
 6/30/2006        $13,950             $14,592       $11,949
 7/31/2006        $14,097             $14,766       $11,985
 8/31/2006        $14,305             $14,985       $12,008
 9/30/2006        $14,402             $15,089       $11,949
10/31/2006        $14,504             $15,184       $11,885
11/30/2006        $14,648             $15,311       $11,867
12/31/2006        $14,592             $15,257       $11,885
 1/31/2007        $14,571             $15,217       $11,921
 2/28/2007        $14,752             $15,418       $11,985
 3/31/2007        $14,698             $15,380       $12,094
 4/30/2007        $14,736             $15,426       $12,172
 5/31/2007        $14,679             $15,357       $12,247
 6/30/2007        $14,617             $15,278       $12,270
 7/31/2007        $14,719             $15,396       $12,267
 8/31/2007        $14,560             $15,330       $12,245
 9/30/2007        $14,798             $15,557       $12,279
10/31/2007        $14,865             $15,626       $12,305
11/30/2007        $14,916             $15,726       $12,378
12/31/2007        $14,968             $15,769       $12,370
 1/31/2008        $15,031             $15,968       $12,431
 2/29/2008        $14,171             $15,237       $12,467
 3/31/2008        $14,633             $15,672       $12,575
 4/30/2008        $14,928             $15,856       $12,652
 5/31/2008        $15,061             $15,952       $12,758
 6/30/2008        $14,831             $15,771       $12,887
 7/31/2008        $14,822             $15,831       $12,954
 8/31/2008        $14,943             $16,017       $12,903
 9/30/2008        $14,062             $15,265       $12,885
10/31/2008        $13,847             $15,110       $12,755
11/30/2008        $13,639             $15,158       $12,510
12/31/2008        $13,764             $15,379       $12,381
 1/31/2009        $14,083             $15,942       $12,435
 2/28/2009        $14,375             $16,025       $12,497
 3/31/2009        $14,450             $16,028       $12,527
 4/30/2009        $14,853             $16,349       $12,558
 5/31/2009        $15,140             $16,522       $12,595
 6/30/2009        $15,050             $16,367       $12,703
 7/31/2009        $15,217             $16,641       $12,683
 8/31/2009        $15,533             $16,925       $12,711
 9/30/2009        $16,231             $17,532       $12,719
10/31/2009        $15,910             $17,164       $12,731
11/30/2009        $15,968             $17,306       $12,740
12/31/2009        $16,067             $17,365       $12,718
 1/31/2010        $16,128             $17,455       $12,761
 2/28/2010        $16,242             $17,624       $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year    +11.43%
5-Year     +3.27%
10-Year    +4.86%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN COLORADO   BARCLAYS CAPITAL
              TAX-FREE INCOME     MUNICIPAL BOND
   DATE       FUND - CLASS C           INDEX          CPI
----------   -----------------   ----------------   -------
3/1/2000          $10,000             $10,000       $10,000
3/31/2000         $10,250             $10,218       $10,082
4/30/2000         $10,182             $10,158       $10,088
5/31/2000         $10,115             $10,105       $10,100
6/30/2000         $10,377             $10,373       $10,153
7/31/2000         $10,502             $10,518       $10,177
8/31/2000         $10,664             $10,680       $10,177
9/30/2000         $10,583             $10,624       $10,230
10/31/2000        $10,701             $10,740       $10,247
11/30/2000        $10,788             $10,821       $10,253
12/31/2000        $11,075             $11,089       $10,247
1/31/2001         $11,154             $11,198       $10,312
2/28/2001         $11,183             $11,234       $10,353
3/31/2001         $11,276             $11,334       $10,377
4/30/2001         $11,184             $11,212       $10,418
5/31/2001         $11,275             $11,332       $10,465
6/30/2001         $11,412             $11,408       $10,483
7/31/2001         $11,594             $11,577       $10,453
8/31/2001         $11,783             $11,768       $10,453
9/30/2001         $11,676             $11,729       $10,501
10/31/2001        $11,808             $11,868       $10,465
11/30/2001        $11,701             $11,768       $10,448
12/31/2001        $11,568             $11,657       $10,406
1/31/2002         $11,749             $11,859       $10,430
2/28/2002         $11,848             $12,002       $10,471
3/31/2002         $11,674             $11,767       $10,530
4/30/2002         $11,828             $11,997       $10,589
5/31/2002         $11,893             $12,070       $10,589
6/30/2002         $11,995             $12,197       $10,595
7/31/2002         $12,132             $12,354       $10,607
8/31/2002         $12,235             $12,503       $10,642
9/30/2002         $12,513             $12,776       $10,660
10/31/2002        $12,240             $12,565       $10,677
11/30/2002        $12,178             $12,512       $10,677
12/31/2002        $12,439             $12,776       $10,654
1/31/2003         $12,389             $12,744       $10,701
2/28/2003         $12,571             $12,922       $10,783
3/31/2003         $12,532             $12,930       $10,848
4/30/2003         $12,615             $13,015       $10,824
5/31/2003         $12,896             $13,320       $10,807
6/30/2003         $12,852             $13,263       $10,819
7/31/2003         $12,397             $12,799       $10,830
8/31/2003         $12,500             $12,895       $10,872
9/30/2003         $12,839             $13,274       $10,907
10/31/2003        $12,754             $13,207       $10,895
11/30/2003        $12,890             $13,345       $10,866
12/31/2003        $12,999             $13,455       $10,854
1/31/2004         $13,096             $13,532       $10,907
2/29/2004         $13,297             $13,736       $10,966
3/31/2004         $13,254             $13,688       $11,037
4/30/2004         $12,916             $13,364       $11,072
5/31/2004         $12,863             $13,315       $11,137
6/30/2004         $12,885             $13,364       $11,172
7/31/2004         $13,060             $13,540       $11,154
8/31/2004         $13,292             $13,811       $11,160
9/30/2004         $13,369             $13,884       $11,184
10/31/2004        $13,490             $14,004       $11,243
11/30/2004        $13,367             $13,888       $11,249
12/31/2004        $13,568             $14,058       $11,207
1/31/2005         $13,723             $14,189       $11,231
2/28/2005         $13,677             $14,142       $11,296
3/31/2005         $13,621             $14,053       $11,384
4/30/2005         $13,821             $14,274       $11,461
5/31/2005         $13,913             $14,375       $11,449
6/30/2005         $13,982             $14,464       $11,455
7/31/2005         $13,923             $14,399       $11,508
8/31/2005         $14,061             $14,544       $11,567
9/30/2005         $13,967             $14,446       $11,708
10/31/2005        $13,883             $14,359       $11,731
11/30/2005        $13,942             $14,428       $11,637
12/31/2005        $14,069             $14,552       $11,590
1/31/2006         $14,076             $14,591       $11,678
2/28/2006         $14,198             $14,689       $11,702
3/31/2006         $14,095             $14,588       $11,767
4/30/2006         $14,081             $14,583       $11,867
5/31/2006         $14,116             $14,648       $11,926
6/30/2006         $14,077             $14,592       $11,949
7/31/2006         $14,206             $14,766       $11,985
8/31/2006         $14,407             $14,985       $12,008
9/30/2006         $14,510             $15,089       $11,949
10/31/2006        $14,593             $15,184       $11,885
11/30/2006        $14,744             $15,311       $11,867
12/31/2006        $14,680             $15,257       $11,885
1/31/2007         $14,641             $15,217       $11,921
2/28/2007         $14,827             $15,418       $11,985
3/31/2007         $14,765             $15,380       $12,094
4/30/2007         $14,797             $15,426       $12,172
5/31/2007         $14,732             $15,357       $12,247
6/30/2007         $14,665             $15,278       $12,270
7/31/2007         $14,759             $15,396       $12,267
8/31/2007         $14,594             $15,330       $12,245
9/30/2007         $14,824             $15,557       $12,279
10/31/2007        $14,884             $15,626       $12,305
11/30/2007        $14,928             $15,726       $12,378
12/31/2007        $14,972             $15,769       $12,370
1/31/2008         $15,029             $15,968       $12,431
2/29/2008         $14,156             $15,237       $12,467
3/31/2008         $14,620             $15,672       $12,575
4/30/2008         $14,905             $15,856       $12,652
5/31/2008         $15,030             $15,952       $12,758
6/30/2008         $14,796             $15,771       $12,887
7/31/2008         $14,780             $15,831       $12,954
8/31/2008         $14,893             $16,017       $12,903
9/30/2008         $14,014             $15,265       $12,885
10/31/2008        $13,782             $15,110       $12,755
11/30/2008        $13,583             $15,158       $12,510
12/31/2008        $13,687             $15,379       $12,381
1/31/2009         $14,009             $15,942       $12,435
2/28/2009         $14,291             $16,025       $12,497
3/31/2009         $14,359             $16,028       $12,527
4/30/2009         $14,749             $16,349       $12,558
5/31/2009         $15,026             $16,522       $12,595
6/30/2009         $14,943             $16,367       $12,703
7/31/2009         $15,100             $16,641       $12,683
8/31/2009         $15,404             $16,925       $12,711
9/30/2009         $16,084             $17,532       $12,719
10/31/2009        $15,761             $17,164       $12,731
11/30/2009        $15,798             $17,306       $12,740
12/31/2009        $15,901             $17,365       $12,718
1/31/2010         $15,953             $17,455       $12,761
2/28/2010         $16,066             $17,624       $12,764


                               24 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +13.03%
5-Year              +3.85%
10-Year             +5.43%

ADVISOR CLASS (3/1/00-2/28/10)(8)

                               (PERFORMANCE GRAPH)

              FRANKLIN COLORADO    BARCLAYS CAPITAL
               TAX-FREE INCOME      MUNICIPAL BOND
   DATE         FUND-CLASS(c)            INDEX          CPI
----------   -------------------   ----------------   -------
3/1/2000           $10,000              $10,000       $10,000
3/31/2000          $10,264              $10,218       $10,082
4/30/2000          $10,201              $10,158       $10,088
5/31/2000          $10,130              $10,105       $10,100
6/30/2000          $10,398              $10,373       $10,153
7/31/2000          $10,528              $10,518       $10,177
8/31/2000          $10,697              $10,680       $10,177
9/30/2000          $10,619              $10,624       $10,230
10/31/2000         $10,743              $10,740       $10,247
11/30/2000         $10,827              $10,821       $10,253
12/31/2000         $11,122              $11,089       $10,247
1/31/2001          $11,206              $11,198       $10,312
2/28/2001          $11,250              $11,234       $10,353
3/31/2001          $11,340              $11,334       $10,377
4/30/2001          $11,262              $11,212       $10,418
5/31/2001          $11,360              $11,332       $10,465
6/30/2001          $11,494              $11,408       $10,483
7/31/2001          $11,683              $11,577       $10,453
8/31/2001          $11,880              $11,768       $10,453
9/30/2001          $11,787              $11,729       $10,501
10/31/2001         $11,916              $11,868       $10,465
11/30/2001         $11,823              $11,768       $10,448
12/31/2001         $11,683              $11,657       $10,406
1/31/2002          $11,873              $11,859       $10,430
2/28/2002          $11,979              $12,002       $10,471
3/31/2002          $11,818              $11,767       $10,530
4/30/2002          $11,971              $11,997       $10,589
5/31/2002          $12,042              $12,070       $10,589
6/30/2002          $12,151              $12,197       $10,595
7/31/2002          $12,295              $12,354       $10,607
8/31/2002          $12,407              $12,503       $10,642
9/30/2002          $12,695              $12,776       $10,660
10/31/2002         $12,423              $12,565       $10,677
11/30/2002         $12,365              $12,512       $10,677
12/31/2002         $12,627              $12,776       $10,654
1/31/2003          $12,591              $12,744       $10,701
2/28/2003          $12,772              $12,922       $10,783
3/31/2003          $12,749              $12,930       $10,848
4/30/2003          $12,840              $13,015       $10,824
5/31/2003          $13,133              $13,320       $10,807
6/30/2003          $13,084              $13,263       $10,819
7/31/2003          $12,624              $12,799       $10,830
8/31/2003          $12,736              $12,895       $10,872
9/30/2003          $13,090              $13,274       $10,907
10/31/2003         $13,010              $13,207       $10,895
11/30/2003         $13,155              $13,345       $10,866
12/31/2003         $13,285              $13,455       $10,854
1/31/2004          $13,390              $13,532       $10,907
2/29/2004          $13,591              $13,736       $10,966
3/31/2004          $13,554              $13,688       $11,037
4/30/2004          $13,212              $13,364       $11,072
5/31/2004          $13,164              $13,315       $11,137
6/30/2004          $13,192              $13,364       $11,172
7/31/2004          $13,390              $13,540       $11,154
8/31/2004          $13,625              $13,811       $11,160
9/30/2004          $13,710              $13,884       $11,184
10/31/2004         $13,841              $14,004       $11,243
11/30/2004         $13,721              $13,888       $11,249
12/31/2004         $13,923              $14,058       $11,207
1/31/2005          $14,101              $14,189       $11,231
2/28/2005          $14,048              $14,142       $11,296
3/31/2005          $14,009              $14,053       $11,384
4/30/2005          $14,222              $14,274       $11,461
5/31/2005          $14,325              $14,375       $11,449
6/30/2005          $14,391              $14,464       $11,455
7/31/2005          $14,348              $14,399       $11,508
8/31/2005          $14,498              $14,544       $11,567
9/30/2005          $14,407              $14,446       $11,708
10/31/2005         $14,314              $14,359       $11,731
11/30/2005         $14,394              $14,428       $11,637
12/31/2005         $14,533              $14,552       $11,590
1/31/2006          $14,546              $14,591       $11,678
2/28/2006          $14,667              $14,689       $11,702
3/31/2006          $14,580              $14,588       $11,767
4/30/2006          $14,572              $14,583       $11,867
5/31/2006          $14,616              $14,648       $11,926
6/30/2006          $14,569              $14,592       $11,949
7/31/2006          $14,723              $14,766       $11,985
8/31/2006          $14,940              $14,985       $12,008
9/30/2006          $15,041              $15,089       $11,949
10/31/2006         $15,147              $15,184       $11,885
11/30/2006         $15,299              $15,311       $11,867
12/31/2006         $15,239              $15,257       $11,885
1/31/2007          $15,218              $15,217       $11,921
2/28/2007          $15,407              $15,418       $11,985
3/31/2007          $15,350              $15,380       $12,094
4/30/2007          $15,390              $15,426       $12,172
5/31/2007          $15,330              $15,357       $12,247
6/30/2007          $15,266              $15,278       $12,270
7/31/2007          $15,373              $15,396       $12,267
8/31/2007          $15,206              $15,330       $12,245
9/30/2007          $15,455              $15,557       $12,279
10/31/2007         $15,525              $15,626       $12,305
11/30/2007         $15,578              $15,726       $12,378
12/31/2007         $15,632              $15,769       $12,370
1/31/2008          $15,699              $15,968       $12,431
2/29/2008          $14,800              $15,237       $12,467
3/31/2008          $15,283              $15,672       $12,575
4/30/2008          $15,590              $15,856       $12,652
5/31/2008          $15,729              $15,952       $12,758
6/30/2008          $15,490              $15,771       $12,887
7/31/2008          $15,480              $15,831       $12,954
8/31/2008          $15,607              $16,017       $12,903
9/30/2008          $14,686              $15,265       $12,885
10/31/2008         $14,462              $15,110       $12,755
11/30/2008         $14,244              $15,158       $12,510
12/31/2008         $14,375              $15,379       $12,381
1/31/2009          $14,708              $15,942       $12,435
2/28/2009          $15,013              $16,025       $12,497
3/31/2009          $15,092              $16,028       $12,527
4/30/2009          $15,512              $16,349       $12,558
5/31/2009          $15,812              $16,522       $12,595
6/30/2009          $15,718              $16,367       $12,703
7/31/2009          $15,893              $16,641       $12,683
8/31/2009          $16,224              $16,925       $12,711
9/30/2009          $16,954              $17,532       $12,719
10/31/2009         $16,621              $17,164       $12,731
11/30/2009         $16,668              $17,306       $12,740
12/31/2009         $16,788              $17,365       $12,718
1/31/2010          $16,838              $17,455       $12,761
2/28/2010          $16,967              $17,624       $12,764

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Colorado personal income tax rate of 38.01%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative total return of Advisor Class shares was +6.79%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 25

Your Fund's Expenses

FRANKLIN COLORADO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

(1.) Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

(2.) Multiply the result by the number under the heading "Expenses Paid During
     Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               26 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,045.30              $3.40
Hypothetical (5% return before expenses)         $1,000           $1,021.47              $3.36
CLASS C
Actual                                           $1,000           $1,043.00              $6.18
Hypothetical (5% return before expenses)         $1,000           $1,018.74              $6.11
ADVISOR CLASS
Actual                                           $1,000           $1,045.80              $2.89
Hypothetical (5% return before expenses)         $1,000           $1,021.97              $2.86

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 27

Franklin Connecticut Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                  (PIE CHART)

AAA ......................   30.1%
AA .......................   12.8%
A ........................   22.7%
BBB ......................   19.6%
Not Rated by S&P .........   14.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond below holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                  --        2.8%
AA or Aa                   0.7%       0.8%
A                          5.6%       0.9%
BBB or Baa                 1.2%       2.0%
Below Investment Grade     0.8%        --
                           ---        ---
Total                      8.3%       6.5%

We are pleased to bring you Franklin Connecticut Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.18 on February 28, 2009, to $10.88 on February 28, 2010. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 125.


                               28 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund

                             DIVIDEND PER SHARE
                 -----------------------------------------
MONTH              CLASS A      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ---------------
March 2009       3.75 cents   3.29 cents              --
April 2009       3.75 cents   3.29 cents              --
May 2009         3.75 cents   3.29 cents              --
June 2009        3.78 cents   3.30 cents              --
July 2009        3.78 cents   3.30 cents      0.80 cents
August 2009      3.78 cents   3.30 cents      3.86 cents
September 2009   3.78 cents   3.29 cents      3.86 cents
October 2009     3.78 cents   3.29 cents      3.86 cents
November 2009    3.78 cents   3.29 cents      3.86 cents
December 2009    3.78 cents   3.25 cents      3.86 cents
January 2010     3.78 cents   3.25 cents      3.86 cents
February 2010    3.78 cents   3.25 cents      3.86 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/15/09, the Fund began offering Advisor Class shares. See the prospectus for details.

Class A shares paid dividends totaling 45.21 cents per share for the same period.(2) The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.99% based on an annualization of the current 3.78 cent per share dividend and the maximum offering price of $11.36 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Connecticut personal income tax bracket of 39.23% would need to earn a distribution rate of 6.57% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

Connecticut's economic base remained sizable and well diversified, despite recent significant declines. The state enjoys high wealth and income levels and has a history of active revenue monitoring to identify shortfalls. Its economy suffered given the national recession and the state's dependence on financial services employment and related income tax revenues. The state experienced

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 29

PORTFOLIO BREAKDOWN
Franklin Connecticut Tax-Free Income Fund
2/28/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Higher Education                                25.5%**
Utilities                                       16.8%
Prerefunded                                     12.5%
Other Revenue                                   11.4%
Hospital & Health Care                           9.8%
General Obligation                               8.6%
Housing                                          7.4%
Tax-Supported                                    4.8%
Subject to Government Appropriations             2.5%
Transportation                                   0.7%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as higher education. A change that affects one project may affect all similar projects, thereby increasing market risk.

increasing unemployment during the recession; however, its 9.1% rate in February 2010 remained below the 9.7% national rate.(3)

In fiscal year 2009, much of the negative revenue performance occurred late in the period, and efforts to address the shortfall, including federal stimulus funds, failed to offset the revenue decline. In light of the difficult budget climate, Connecticut was late in adopting its current biennial budget. The state achieved a balanced fiscal year 2010 budget through federal stimulus funds, revenue enhancements, spending reductions and significant nonrecurring resources. Fiscal year 2011's budget appeared to continue this pattern, with a greater reliance on nonrecurring resources as federal stimulus funds diminish. Significant revenue enhancements included a corporate tax surcharge, income tax increases for high-wage earners, and a cigarette tax increase. In addition, the state negotiated spending reductions with its employee bargaining units.

Connecticut's debt levels remained high, with tax-supported debt per capita and as a percentage of personal income of $4,536 and 8.1%, compared with the $739 and 2.1% national medians.(4) Independent credit rating agency Standard & Poor's (S&P) assigned the state's general obligation bonds a rating of AA with a stable outlook.(5) The rating and outlook reflected expectations that the state will continue to adjust its budget as necessary to restore fiscal balance amid ongoing budget volatility. In addition, S&P noted that Connecticut has faced high leverage and revenue volatility in the past, but has historically managed such budget pressures.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(5.) This does not indicate S&P's rating of the Fund.


                               30 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 31

Performance Summary as of 2/28/10

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FXCTX)                     CHANGE   2/28/10   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.70    $10.88    $10.18
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                   $0.4521

CLASS C (SYMBOL: FCTIX)                     CHANGE   2/28/10   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.70    $10.94    $10.24
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                   $0.3933

ADVISOR CLASS (SYMBOL: FCNZX)               CHANGE   2/28/10   7/15/09
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       +$0.42    $10.87    $10.45
DISTRIBUTIONS (7/16/09-2/28/10)
Dividend Income                   $0.2837


                               32 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +11.50%  +21.18%   +69.68%
Average Annual Total Return(2)                        +6.78%   +3.02%    +4.97%
Avg. Ann. Total Return (3/31/10)(3)                   +6.95%   +3.15%    +4.73%
   Distribution Rate(4)                      3.99%
   Taxable Equivalent Distribution Rate(5)   6.57%
   30-Day Standardized Yield(6)              3.34%
   Taxable Equivalent Yield(5)               5.50%
   Total Annual Operating Expenses(7)        0.68%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +10.83%  +17.89%   +60.53%
Average Annual Total Return(2)                        +9.83%   +3.35%    +4.85%
Avg. Ann. Total Return (3/31/10)(3)                  +10.22%   +3.49%    +4.62%
   Distribution Rate(4)                      3.56%
   Taxable Equivalent Distribution Rate(5)   5.86%
   30-Day Standardized Yield(6)              2.94%
   Taxable Equivalent Yield(5)               4.84%
   Total Annual Operating Expenses(7)        1.23%

ADVISOR CLASS(8)                                     1-YEAR   5-YEAR   10-YEAR
----------------                                     ------   ------   -------
Cumulative Total Return(1)                           +11.46%  +21.14%   +69.62%
Average Annual Total Return(2)                       +11.46%   +3.91%    +5.43%
Avg. Ann. Total Return (3/31/10)(3)                  +11.76%   +4.06%    +5.20%
   Distribution Rate(4)                      4.27%
   Taxable Equivalent Distribution Rate(5)   7.03%
   30-Day Standardized Yield(6)              3.59%
   Taxable Equivalent Yield(5)               5.91%
   Total Annual Operating Expenses(7)        0.58%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 33

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/00-2/28/10)

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +6.78%
5-Year     +3.02%
10-Year    +4.97%

                               (PERFORMANCE GRAPH)

                   FRANKLIN
                 CONNECTICUT     BARCLAYS
                   TAX-FREE       CAPITAL
                INCOME FUND -    MUNICIPAL
    DATE           CLASS A      BOND INDEX     CPI
    ----        -------------   ----------   -------
     3/1/2000      $ 9,575        $10,000    $10,000
    3/31/2000      $ 9,827        $10,218    $10,082
    4/30/2000      $ 9,758        $10,158    $10,088
    5/31/2000      $ 9,689        $10,105    $10,100
    6/30/2000      $ 9,935        $10,373    $10,153
    7/31/2000      $10,069        $10,518    $10,177
    8/31/2000      $10,232        $10,680    $10,177
    9/30/2000      $10,177        $10,624    $10,230
   10/31/2000      $10,282        $10,740    $10,247
   11/30/2000      $10,356        $10,821    $10,253
   12/31/2000      $10,561        $11,089    $10,247
    1/31/2001      $10,615        $11,198    $10,312
    2/28/2001      $10,669        $11,234    $10,353
    3/31/2001      $10,779        $11,334    $10,377
    4/30/2001      $10,663        $11,212    $10,418
    5/31/2001      $10,790        $11,332    $10,465
    6/30/2001      $10,875        $11,408    $10,483
    7/31/2001      $11,086        $11,577    $10,453
    8/31/2001      $11,286        $11,768    $10,453
    9/30/2001      $11,207        $11,729    $10,501
   10/31/2001      $11,378        $11,868    $10,465
   11/30/2001      $11,266        $11,768    $10,448
   12/31/2001      $11,154        $11,657    $10,406
    1/31/2002      $11,334        $11,859    $10,430
    2/28/2002      $11,473        $12,002    $10,471
    3/31/2002      $11,258        $11,767    $10,530
    4/30/2002      $11,452        $11,997    $10,589
    5/31/2002      $11,508        $12,070    $10,589
    6/30/2002      $11,618        $12,197    $10,595
    7/31/2002      $11,783        $12,354    $10,607
    8/31/2002      $11,914        $12,503    $10,642
    9/30/2002      $12,197        $12,776    $10,660
   10/31/2002      $11,930        $12,565    $10,677
   11/30/2002      $11,878        $12,512    $10,677
   12/31/2002      $12,132        $12,776    $10,654
    1/31/2003      $12,100        $12,744    $10,701
    2/28/2003      $12,265        $12,922    $10,783
    3/31/2003      $12,269        $12,930    $10,848
    4/30/2003      $12,347        $13,015    $10,824
    5/31/2003      $12,651        $13,320    $10,807
    6/30/2003      $12,595        $13,263    $10,819
    7/31/2003      $12,024        $12,799    $10,830
    8/31/2003      $12,082        $12,895    $10,872
    9/30/2003      $12,374        $13,274    $10,907
   10/31/2003      $12,322        $13,207    $10,895
   11/30/2003      $12,469        $13,345    $10,866
   12/31/2003      $12,572        $13,455    $10,854
    1/31/2004      $12,642        $13,532    $10,907
    2/29/2004      $12,846        $13,736    $10,966
    3/31/2004      $12,847        $13,688    $11,037
    4/30/2004      $12,500        $13,364    $11,072
    5/31/2004      $12,455        $13,315    $11,137
    6/30/2004      $12,535        $13,364    $11,172
    7/31/2004      $12,736        $13,540    $11,154
    8/31/2004      $12,960        $13,811    $11,160
    9/30/2004      $13,053        $13,884    $11,184
   10/31/2004      $13,184        $14,004    $11,243
   11/30/2004      $13,098        $13,888    $11,249
   12/31/2004      $13,267        $14,058    $11,207
    1/31/2005      $13,431        $14,189    $11,231
    2/28/2005      $13,407        $14,142    $11,296
    3/31/2005      $13,363        $14,053    $11,384
    4/30/2005      $13,566        $14,274    $11,461
    5/31/2005      $13,665        $14,375    $11,449
    6/30/2005      $13,730        $14,464    $11,455
    7/31/2005      $13,706        $14,399    $11,508
    8/31/2005      $13,840        $14,544    $11,567
    9/30/2005      $13,742        $14,446    $11,708
   10/31/2005      $13,679        $14,359    $11,731
   11/30/2005      $13,741        $14,428    $11,637
   12/31/2005      $13,868        $14,552    $11,590
    1/31/2006      $13,892        $14,591    $11,678
    2/28/2006      $13,987        $14,689    $11,702
    3/31/2006      $13,903        $14,588    $11,767
    4/30/2006      $13,926        $14,583    $11,867
    5/31/2006      $13,951        $14,648    $11,926
    6/30/2006      $13,912        $14,592    $11,949
    7/31/2006      $14,052        $14,766    $11,985
    8/31/2006      $14,243        $14,985    $12,008
    9/30/2006      $14,331        $15,089    $11,949
   10/31/2006      $14,409        $15,184    $11,885
   11/30/2006      $14,534        $15,311    $11,867
   12/31/2006      $14,493        $15,257    $11,885
    1/31/2007      $14,466        $15,217    $11,921
    2/28/2007      $14,632        $15,418    $11,985
    3/31/2007      $14,582        $15,380    $12,094
    4/30/2007      $14,630        $15,426    $12,172
    5/31/2007      $14,575        $15,357    $12,247
    6/30/2007      $14,520        $15,278    $12,270
    7/31/2007      $14,611        $15,396    $12,267
    8/31/2007      $14,488        $15,330    $12,245
    9/30/2007      $14,698        $15,557    $12,279
   10/31/2007      $14,764        $15,626    $12,305
   11/30/2007      $14,816        $15,726    $12,378
   12/31/2007      $14,826        $15,769    $12,370
    1/31/2008      $14,944        $15,968    $12,431
    2/29/2008      $14,242        $15,237    $12,467
    3/31/2008      $14,677        $15,672    $12,575
    4/30/2008      $14,896        $15,856    $12,652
    5/31/2008      $15,018        $15,952    $12,758
    6/30/2008      $14,887        $15,771    $12,887
    7/31/2008      $14,888        $15,831    $12,954
    8/31/2008      $14,982        $16,017    $12,903
    9/30/2008      $14,234        $15,265    $12,885
   10/31/2008      $14,024        $15,110    $12,755
   11/30/2008      $13,863        $15,158    $12,510
   12/31/2008      $13,832        $15,379    $12,381
    1/31/2009      $14,354        $15,942    $12,435
    2/28/2009      $14,572        $16,025    $12,497
    3/31/2009      $14,591        $16,028    $12,527
    4/30/2009      $14,958        $16,349    $12,558
    5/31/2009      $15,200        $16,522    $12,595
    6/30/2009      $15,094        $16,367    $12,703
    7/31/2009      $15,282        $16,641    $12,683
    8/31/2009      $15,614        $16,925    $12,711
    9/30/2009      $16,208        $17,532    $12,719
   10/31/2009      $15,958        $17,164    $12,731
   11/30/2009      $15,954        $17,306    $12,740
   12/31/2009      $16,068        $17,365    $12,718
    1/31/2010      $16,125        $17,455    $12,761
    2/28/2010      $16,241        $17,624    $12,764

CLASS C (3/1/00-2/28/10)

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +9.83%
5-Year     +3.35%
10-Year    +4.85%

                               (PERFORMANCE GRAPH)

                   Franklin
                 Connecticut     Barclays
                   Tax-Free       Capital
                Income Fund -    Municipal
    Date           Class C      Bond Index     CPI
    ----        -------------   ----------   -------
     3/1/2000      $10,000        $10,000    $10,000
    3/31/2000      $10,258        $10,218    $10,082
    4/30/2000      $10,182        $10,158    $10,088
    5/31/2000      $10,095        $10,105    $10,100
    6/30/2000      $10,347        $10,373    $10,153
    7/31/2000      $10,481        $10,518    $10,177
    8/31/2000      $10,644        $10,680    $10,177
    9/30/2000      $10,584        $10,624    $10,230
   10/31/2000      $10,688        $10,740    $10,247
   11/30/2000      $10,759        $10,821    $10,253
   12/31/2000      $10,966        $11,089    $10,247
    1/31/2001      $11,018        $11,198    $10,312
    2/28/2001      $11,069        $11,234    $10,353
    3/31/2001      $11,177        $11,334    $10,377
    4/30/2001      $11,052        $11,212    $10,418
    5/31/2001      $11,188        $11,332    $10,465
    6/30/2001      $11,271        $11,408    $10,483
    7/31/2001      $11,484        $11,577    $10,453
    8/31/2001      $11,684        $11,768    $10,453
    9/30/2001      $11,598        $11,729    $10,501
   10/31/2001      $11,769        $11,868    $10,465
   11/30/2001      $11,648        $11,768    $10,448
   12/31/2001      $11,528        $11,657    $10,406
    1/31/2002      $11,707        $11,859    $10,430
    2/28/2002      $11,845        $12,002    $10,471
    3/31/2002      $11,618        $11,767    $10,530
    4/30/2002      $11,811        $11,997    $10,589
    5/31/2002      $11,864        $12,070    $10,589
    6/30/2002      $11,971        $12,197    $10,595
    7/31/2002      $12,135        $12,354    $10,607
    8/31/2002      $12,265        $12,503    $10,642
    9/30/2002      $12,549        $12,776    $10,660
   10/31/2002      $12,282        $12,565    $10,677
   11/30/2002      $12,223        $12,512    $10,677
   12/31/2002      $12,466        $12,776    $10,654
    1/31/2003      $12,428        $12,744    $10,701
    2/28/2003      $12,602        $12,922    $10,783
    3/31/2003      $12,590        $12,930    $10,848
    4/30/2003      $12,664        $13,015    $10,824
    5/31/2003      $12,969        $13,320    $10,807
    6/30/2003      $12,916        $13,263    $10,819
    7/31/2003      $12,316        $12,799    $10,830
    8/31/2003      $12,368        $12,895    $10,872
    9/30/2003      $12,661        $13,274    $10,907
   10/31/2003      $12,601        $13,207    $10,895
   11/30/2003      $12,756        $13,345    $10,866
   12/31/2003      $12,855        $13,455    $10,854
    1/31/2004      $12,921        $13,532    $10,907
    2/29/2004      $13,124        $13,736    $10,966
    3/31/2004      $13,107        $13,688    $11,037
    4/30/2004      $12,760        $13,364    $11,072
    5/31/2004      $12,707        $13,315    $11,137
    6/30/2004      $12,783        $13,364    $11,172
    7/31/2004      $12,968        $13,540    $11,154
    8/31/2004      $13,201        $13,811    $11,160
    9/30/2004      $13,278        $13,884    $11,184
   10/31/2004      $13,416        $14,004    $11,243
   11/30/2004      $13,323        $13,888    $11,249
   12/31/2004      $13,488        $14,058    $11,207
    1/31/2005      $13,648        $14,189    $11,231
    2/28/2005      $13,617        $14,142    $11,296
    3/31/2005      $13,566        $14,053    $11,384
    4/30/2005      $13,765        $14,274    $11,461
    5/31/2005      $13,859        $14,375    $11,449
    6/30/2005      $13,929        $14,464    $11,455
    7/31/2005      $13,899        $14,399    $11,508
    8/31/2005      $14,016        $14,544    $11,567
    9/30/2005      $13,924        $14,446    $11,708
   10/31/2005      $13,842        $14,359    $11,731
   11/30/2005      $13,898        $14,428    $11,637
   12/31/2005      $14,020        $14,552    $11,590
    1/31/2006      $14,038        $14,591    $11,678
    2/28/2006      $14,127        $14,689    $11,702
    3/31/2006      $14,048        $14,588    $11,767
    4/30/2006      $14,052        $14,583    $11,867
    5/31/2006      $14,083        $14,648    $11,926
    6/30/2006      $14,038        $14,592    $11,949
    7/31/2006      $14,158        $14,766    $11,985
    8/31/2006      $14,344        $14,985    $12,008
    9/30/2006      $14,425        $15,089    $11,949
   10/31/2006      $14,510        $15,184    $11,885
   11/30/2006      $14,629        $15,311    $11,867
   12/31/2006      $14,581        $15,257    $11,885
    1/31/2007      $14,534        $15,217    $11,921
    2/28/2007      $14,707        $15,418    $11,985
    3/31/2007      $14,649        $15,380    $12,094
    4/30/2007      $14,691        $15,426    $12,172
    5/31/2007      $14,629        $15,357    $12,247
    6/30/2007      $14,567        $15,278    $12,270
    7/31/2007      $14,652        $15,396    $12,267
    8/31/2007      $14,522        $15,330    $12,245
    9/30/2007      $14,712        $15,557    $12,279
   10/31/2007      $14,771        $15,626    $12,305
   11/30/2007      $14,829        $15,726    $12,378
   12/31/2007      $14,833        $15,769    $12,370
    1/31/2008      $14,930        $15,968    $12,431
    2/29/2008      $14,225        $15,237    $12,467
    3/31/2008      $14,664        $15,672    $12,575
    4/30/2008      $14,874        $15,856    $12,652
    5/31/2008      $14,974        $15,952    $12,758
    6/30/2008      $14,852        $15,771    $12,887
    7/31/2008      $14,845        $15,831    $12,954
    8/31/2008      $14,932        $16,017    $12,903
    9/30/2008      $14,170        $15,265    $12,885
   10/31/2008      $13,969        $15,110    $12,755
   11/30/2008      $13,789        $15,158    $12,510
   12/31/2008      $13,752        $15,379    $12,381
    1/31/2009      $14,276        $15,942    $12,435
    2/28/2009      $14,487        $16,025    $12,497
    3/31/2009      $14,483        $16,028    $12,527
    4/30/2009      $14,854        $16,349    $12,558
    5/31/2009      $15,086        $16,522    $12,595
    6/30/2009      $14,974        $16,367    $12,703
    7/31/2009      $15,153        $16,641    $12,683
    8/31/2009      $15,473        $16,925    $12,711
    9/30/2009      $16,052        $17,532    $12,719
   10/31/2009      $15,799        $17,164    $12,731
   11/30/2009      $15,788        $17,306    $12,740
   12/31/2009      $15,892        $17,365    $12,718
    1/31/2010      $15,940        $17,455    $12,761
    2/28/2010      $16,053        $17,624    $12,764


                               34 | Annual Report

ADVISOR CLASS (3/1/00-2/28/10)(8)

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +11.46%
5-Year              +3.91%
10-Year             +5.43%

                               (PERFORMANCE GRAPH)

                   FRANKLIN
                 CONNECTICUT     BARCLAYS
                   TAX-FREE       CAPITAL
                INCOME FUND -    MUNICIPAL
    DATE        ADVISOR CLASS   BOND INDEX     CPI
    ----        -------------   ----------   -------
     3/1/2000      $10,000        $10,000    $10,000
    3/31/2000      $10,263        $10,218    $10,082
    4/30/2000      $10,191        $10,158    $10,088
    5/31/2000      $10,119        $10,105    $10,100
    6/30/2000      $10,376        $10,373    $10,153
    7/31/2000      $10,516        $10,518    $10,177
    8/31/2000      $10,686        $10,680    $10,177
    9/30/2000      $10,629        $10,624    $10,230
   10/31/2000      $10,739        $10,740    $10,247
   11/30/2000      $10,816        $10,821    $10,253
   12/31/2000      $11,029        $11,089    $10,247
    1/31/2001      $11,086        $11,198    $10,312
    2/28/2001      $11,143        $11,234    $10,353
    3/31/2001      $11,257        $11,334    $10,377
    4/30/2001      $11,136        $11,212    $10,418
    5/31/2001      $11,269        $11,332    $10,465
    6/30/2001      $11,358        $11,408    $10,483
    7/31/2001      $11,578        $11,577    $10,453
    8/31/2001      $11,786        $11,768    $10,453
    9/30/2001      $11,704        $11,729    $10,501
   10/31/2001      $11,883        $11,868    $10,465
   11/30/2001      $11,766        $11,768    $10,448
   12/31/2001      $11,649        $11,657    $10,406
    1/31/2002      $11,837        $11,859    $10,430
    2/28/2002      $11,982        $12,002    $10,471
    3/31/2002      $11,758        $11,767    $10,530
    4/30/2002      $11,960        $11,997    $10,589
    5/31/2002      $12,019        $12,070    $10,589
    6/30/2002      $12,133        $12,197    $10,595
    7/31/2002      $12,306        $12,354    $10,607
    8/31/2002      $12,443        $12,503    $10,642
    9/30/2002      $12,738        $12,776    $10,660
   10/31/2002      $12,460        $12,565    $10,677
   11/30/2002      $12,405        $12,512    $10,677
   12/31/2002      $12,670        $12,776    $10,654
    1/31/2003      $12,637        $12,744    $10,701
    2/28/2003      $12,809        $12,922    $10,783
    3/31/2003      $12,814        $12,930    $10,848
    4/30/2003      $12,895        $13,015    $10,824
    5/31/2003      $13,213        $13,320    $10,807
    6/30/2003      $13,154        $13,263    $10,819
    7/31/2003      $12,558        $12,799    $10,830
    8/31/2003      $12,618        $12,895    $10,872
    9/30/2003      $12,924        $13,274    $10,907
   10/31/2003      $12,869        $13,207    $10,895
   11/30/2003      $13,023        $13,345    $10,866
   12/31/2003      $13,130        $13,455    $10,854
    1/31/2004      $13,203        $13,532    $10,907
    2/29/2004      $13,417        $13,736    $10,966
    3/31/2004      $13,417        $13,688    $11,037
    4/30/2004      $13,055        $13,364    $11,072
    5/31/2004      $13,007        $13,315    $11,137
    6/30/2004      $13,091        $13,364    $11,172
    7/31/2004      $13,302        $13,540    $11,154
    8/31/2004      $13,535        $13,811    $11,160
    9/30/2004      $13,633        $13,884    $11,184
   10/31/2004      $13,769        $14,004    $11,243
   11/30/2004      $13,679        $13,888    $11,249
   12/31/2004      $13,856        $14,058    $11,207
    1/31/2005      $14,027        $14,189    $11,231
    2/28/2005      $14,002        $14,142    $11,296
    3/31/2005      $13,956        $14,053    $11,384
    4/30/2005      $14,169        $14,274    $11,461
    5/31/2005      $14,272        $14,375    $11,449
    6/30/2005      $14,339        $14,464    $11,455
    7/31/2005      $14,314        $14,399    $11,508
    8/31/2005      $14,454        $14,544    $11,567
    9/30/2005      $14,352        $14,446    $11,708
   10/31/2005      $14,287        $14,359    $11,731
   11/30/2005      $14,351        $14,428    $11,637
   12/31/2005      $14,484        $14,552    $11,590
    1/31/2006      $14,509        $14,591    $11,678
    2/28/2006      $14,608        $14,689    $11,702
    3/31/2006      $14,520        $14,588    $11,767
    4/30/2006      $14,544        $14,583    $11,867
    5/31/2006      $14,570        $14,648    $11,926
    6/30/2006      $14,530        $14,592    $11,949
    7/31/2006      $14,676        $14,766    $11,985
    8/31/2006      $14,875        $14,985    $12,008
    9/30/2006      $14,967        $15,089    $11,949
   10/31/2006      $15,048        $15,184    $11,885
   11/30/2006      $15,179        $15,311    $11,867
   12/31/2006      $15,137        $15,257    $11,885
    1/31/2007      $15,108        $15,217    $11,921
    2/28/2007      $15,282        $15,418    $11,985
    3/31/2007      $15,229        $15,380    $12,094
    4/30/2007      $15,280        $15,426    $12,172
    5/31/2007      $15,222        $15,357    $12,247
    6/30/2007      $15,164        $15,278    $12,270
    7/31/2007      $15,260        $15,396    $12,267
    8/31/2007      $15,131        $15,330    $12,245
    9/30/2007      $15,351        $15,557    $12,279
   10/31/2007      $15,419        $15,626    $12,305
   11/30/2007      $15,474        $15,726    $12,378
   12/31/2007      $15,484        $15,769    $12,370
    1/31/2008      $15,608        $15,968    $12,431
    2/29/2008      $14,874        $15,237    $12,467
    3/31/2008      $15,329        $15,672    $12,575
    4/30/2008      $15,557        $15,856    $12,652
    5/31/2008      $15,685        $15,952    $12,758
    6/30/2008      $15,548        $15,771    $12,887
    7/31/2008      $15,548        $15,831    $12,954
    8/31/2008      $15,647        $16,017    $12,903
    9/30/2008      $14,866        $15,265    $12,885
   10/31/2008      $14,647        $15,110    $12,755
   11/30/2008      $14,478        $15,158    $12,510
   12/31/2008      $14,446        $15,379    $12,381
    1/31/2009      $14,991        $15,942    $12,435
    2/28/2009      $15,219        $16,025    $12,497
    3/31/2009      $15,239        $16,028    $12,527
    4/30/2009      $15,622        $16,349    $12,558
    5/31/2009      $15,875        $16,522    $12,595
    6/30/2009      $15,764        $16,367    $12,703
    7/31/2009      $15,946        $16,641    $12,683
    8/31/2009      $16,308        $16,925    $12,711
    9/30/2009      $16,915        $17,532    $12,719
   10/31/2009      $16,656        $17,164    $12,731
   11/30/2009      $16,653        $17,306    $12,740
   12/31/2009      $16,773        $17,365    $12,718
    1/31/2010      $16,834        $17,455    $12,761
    2/28/2010      $16,962        $17,624    $12,764

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Connecticut personal income tax rate of 39.23%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative total return of Advisor Class shares was +6.78%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 35

Your Fund's Expenses

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               36 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                             BEGINNING        ENDING       EXPENSES PAID
                                              ACCOUNT        ACCOUNT      DURING PERIOD*
                                           VALUE 9/1/09   VALUE 2/28/10   9/1/09-2/28/10
                                           ------------   -------------   --------------
CLASS A
Actual                                        $1,000        $1,040.60          $3.44
Hypothetical (5% return before expenses)      $1,000        $1,021.42          $3.41
CLASS C
Actual                                        $1,000        $1,037.50          $6.21
Hypothetical (5% return before expenses)      $1,000        $1,018.70          $6.16
ADVISOR CLASS
Actual                                        $1,000        $1,040.10          $2.93
Hypothetical (5% return before expenses)      $1,000        $1,021.92          $2.91

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68%; C: 1.23%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 37

Franklin Double Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Double Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and state personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1) The Fund focuses on municipal securities issued by U.S. territories such as Puerto Rico, Guam and the U.S. Virgin Islands.

CREDIT QUALITY BREAKDOWN*
Franklin Double Tax-Free Income Fund
2/28/10

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               18.5%
AA                                 5.8%
A                                 16.9%
BBB                               53.9%
Below Investment Grade             0.4%
Not Rated by S&P                   4.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       0.1%
BBB or Baa     3.5%      0.9%
               ---       ---
Total          3.5%      1.0%

We are pleased to bring you Franklin Double Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.54 on February 28, 2009, to $11.56 on February 28, 2010. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 132.


                               38 | Annual Report

DIVIDEND DISTRIBUTIONS*

Franklin Double Tax-Free Income Fund

                           DIVIDEND PER SHARE
                 -----------------------------------------
MONTH              CLASS A      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ---------------
March 2009       4.22 cents   3.77 cents              --
April 2009       4.22 cents   3.77 cents              --
May 2009         4.22 cents   3.77 cents              --
June 2009        4.22 cents   3.74 cents              --
July 2009        4.22 cents   3.74 cents      0.70 cents
August 2009      4.22 cents   3.74 cents      4.31 cents
September 2009   4.22 cents   3.69 cents      4.31 cents
October 2009     4.22 cents   3.69 cents      4.31 cents
November 2009    4.22 cents   3.69 cents      4.31 cents
December 2009    4.22 cents   3.67 cents      4.31 cents
January 2010     4.22 cents   3.67 cents      4.31 cents
February 2010    4.22 cents   3.67 cents      4.31 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/15/09, the Fund began offering Advisor Class shares. See the prospectus for details.

Class A shares paid dividends totaling 50.62 cents per share for the same period.(2) The Performance Summary beginning on page 41 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.26% based on an annualization of the current 4.28 cent per share dividend and the maximum offering price of $12.07 on February 28, 2010. An investor in the 2010 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.55% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details. Franklin Double Tax-Free Income Fund was the first mutual fund of its kind to offer both state and federal income tax exemptions in all 50 states. We do this by investing principally in U.S. territories such

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 39

PORTFOLIO BREAKDOWN

Franklin Double Tax-Free Income Fund 2/28/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
General Obligation                             19.0%
Tax-Supported                                  16.0%
Utilities                                      14.9%
Prerefunded                                    13.6%
Transportation                                 10.6%
Subject to Government Appropriations            9.2%
Other Revenue                                   7.0%
Housing                                         4.0%
Higher Education                                3.3%
Hospital & Health Care                          2.4%

*    Does not include short-term investments and other net assets.

as Puerto Rico, the U.S. Virgin Islands and Guam. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, where income from their own municipal securities may be fully taxable.

The Fund was well diversified with 111 different positions across 10 different sectors as of February 28, 2010. Issuers represented in the portfolio included Puerto Rico (82.1% of the Fund's total long-term investments), U.S. Virgin Islands (11.3%) and Guam (6.6%).

Many municipal bond funds purchase U.S. territory paper, mainly Puerto Rico's, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper has also helped to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               40 | Annual Report

Performance Summary as of 2/28/10

FRANKLIN DOUBLE TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FPRTX)                     CHANGE   2/28/10   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$1.02    $11.56    $10.54
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                   $0.5062

CLASS C (SYMBOL: FPRIX)                     CHANGE   2/28/10   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$1.03    $11.61    $10.58
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                   $0.4457

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   2/28/10   7/15/09
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       +$0.79    $11.57    $10.78
DISTRIBUTIONS (7/16/09-2/28/10)
Dividend Income                   $0.3197


                               Annual Report | 41

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +14.78%  +19.63%  +66.36%
Average Annual Total Return(2)                       +9.88%   +2.76%   +4.76%
Avg. Ann. Total Return (3/31/10)(3)                 +13.73%   +2.99%   +4.63%
   Distribution Rate(4)                      4.26%
   Taxable Equivalent Distribution Rate(5)   6.55%
   30-Day Standardized Yield(6)              3.89%
   Taxable Equivalent Yield(5)               5.98%
   Total Annual Operating Expenses(7)        0.68%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +14.21%  +16.43%  +57.68%
Average Annual Total Return(2)                      +13.21%   +3.09%   +4.66%
Avg. Ann. Total Return (3/31/10)(3)                 +17.01%   +3.31%   +4.51%
   Distribution Rate(4)                      3.86%
   Taxable Equivalent Distribution Rate(5)   5.94%
   30-Day Standardized Yield(6)              3.51%
   Taxable Equivalent Yield(5)               5.40%
   Total Annual Operating Expenses(7)        1.23%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +14.95%  +19.81%  +66.60%
Average Annual Total Return(2)                      +14.95%   +3.68%   +5.24%
Avg. Ann. Total Return (3/31/10)(3)                 +18.92%   +3.92%   +5.10%
   Distribution Rate(4)                      4.54%
   Taxable Equivalent Distribution Rate(5)   6.98%
   30-Day Standardized Yield(6)              4.17%
   Taxable Equivalent Yield(5)               6.42%
   Total Annual Operating Expenses(7)        0.58%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               42 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +9.88%
5-Year     +2.76%
10-Year    +4.76%

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN DOUBLE   BARCLAYS CAPITAL
                TAX-FREE INCOME    MUNICIPAL BOND
DATE             FUND - CLASS A         INDEX          CPI
----            ---------------   ----------------   -------
  3/1/2000           $ 9,575          $10,000        $10,000
 3/31/2000           $ 9,774          $10,218        $10,082
 4/30/2000           $ 9,730          $10,158        $10,088
 5/31/2000           $ 9,679          $10,105        $10,100
 6/30/2000           $ 9,916          $10,373        $10,153
 7/31/2000           $10,057          $10,518        $10,177
 8/31/2000           $10,217          $10,680        $10,177
 9/30/2000           $10,170          $10,624        $10,230
10/31/2000           $10,234          $10,740        $10,247
11/30/2000           $10,314          $10,821        $10,253
12/31/2000           $10,530          $11,089        $10,247
 1/31/2001           $10,593          $11,198        $10,312
 2/28/2001           $10,633          $11,234        $10,353
 3/31/2001           $10,709          $11,334        $10,377
 4/30/2001           $10,625          $11,212        $10,418
 5/31/2001           $10,745          $11,332        $10,465
 6/30/2001           $10,835          $11,408        $10,483
 7/31/2001           $11,024          $11,577        $10,453
 8/31/2001           $11,192          $11,768        $10,453
 9/30/2001           $11,055          $11,729        $10,501
10/31/2001           $11,196          $11,868        $10,465
11/30/2001           $11,097          $11,768        $10,448
12/31/2001           $10,974          $11,657        $10,406
 1/31/2002           $11,144          $11,859        $10,430
 2/28/2002           $11,302          $12,002        $10,471
 3/31/2002           $11,099          $11,767        $10,530
 4/30/2002           $11,318          $11,997        $10,589
 5/31/2002           $11,363          $12,070        $10,589
 6/30/2002           $11,454          $12,197        $10,595
 7/31/2002           $11,588          $12,354        $10,607
 8/31/2002           $11,710          $12,503        $10,642
 9/30/2002           $11,982          $12,776        $10,660
10/31/2002           $11,780          $12,565        $10,677
11/30/2002           $11,752          $12,512        $10,677
12/31/2002           $11,990          $12,776        $10,654
 1/31/2003           $11,915          $12,744        $10,701
 2/28/2003           $12,056          $12,922        $10,783
 3/31/2003           $12,055          $12,930        $10,848
 4/30/2003           $12,080          $13,015        $10,824
 5/31/2003           $12,390          $13,320        $10,807
 6/30/2003           $12,332          $13,263        $10,819
 7/31/2003           $11,865          $12,799        $10,830
 8/31/2003           $11,970          $12,895        $10,872
 9/30/2003           $12,296          $13,274        $10,907
10/31/2003           $12,228          $13,207        $10,895
11/30/2003           $12,396          $13,345        $10,866
12/31/2003           $12,507          $13,455        $10,854
 1/31/2004           $12,563          $13,532        $10,907
 2/29/2004           $12,804          $13,736        $10,966
 3/31/2004           $12,798          $13,688        $11,037
 4/30/2004           $12,438          $13,364        $11,072
 5/31/2004           $12,325          $13,315        $11,137
 6/30/2004           $12,414          $13,364        $11,172
 7/31/2004           $12,622          $13,540        $11,154
 8/31/2004           $12,886          $13,811        $11,160
 9/30/2004           $12,954          $13,884        $11,184
10/31/2004           $13,087          $14,004        $11,243
11/30/2004           $12,991          $13,888        $11,249
12/31/2004           $13,147          $14,058        $11,207
 1/31/2005           $13,324          $14,189        $11,231
 2/28/2005           $13,315          $14,142        $11,296
 3/31/2005           $13,263          $14,053        $11,384
 4/30/2005           $13,463          $14,274        $11,461
 5/31/2005           $13,568          $14,375        $11,449
 6/30/2005           $13,650          $14,464        $11,455
 7/31/2005           $13,596          $14,399        $11,508
 8/31/2005           $13,723          $14,544        $11,567
 9/30/2005           $13,622          $14,446        $11,708
10/31/2005           $13,531          $14,359        $11,731
11/30/2005           $13,535          $14,428        $11,637
12/31/2005           $13,663          $14,552        $11,590
 1/31/2006           $13,718          $14,591        $11,678
 2/28/2006           $13,865          $14,689        $11,702
 3/31/2006           $13,755          $14,588        $11,767
 4/30/2006           $13,744          $14,583        $11,867
 5/31/2006           $13,760          $14,648        $11,926
 6/30/2006           $13,725          $14,592        $11,949
 7/31/2006           $13,880          $14,766        $11,985
 8/31/2006           $14,083          $14,985        $12,008
 9/30/2006           $14,201          $15,089        $11,949
10/31/2006           $14,299          $15,184        $11,885
11/30/2006           $14,429          $15,311        $11,867
12/31/2006           $14,372          $15,257        $11,885
 1/31/2007           $14,351          $15,217        $11,921
 2/28/2007           $14,554          $15,418        $11,985
 3/31/2007           $14,511          $15,380        $12,094
 4/30/2007           $14,561          $15,426        $12,172
 5/31/2007           $14,515          $15,357        $12,247
 6/30/2007           $14,441          $15,278        $12,270
 7/31/2007           $14,540          $15,396        $12,267
 8/31/2007           $14,381          $15,330        $12,245
 9/30/2007           $14,590          $15,557        $12,279
10/31/2007           $14,654          $15,626        $12,305
11/30/2007           $14,641          $15,726        $12,378
12/31/2007           $14,567          $15,769        $12,370
 1/31/2008           $14,691          $15,968        $12,431
 2/29/2008           $13,964          $15,237        $12,467
 3/31/2008           $14,356          $15,672        $12,575
 4/30/2008           $14,633          $15,856        $12,652
 5/31/2008           $14,788          $15,952        $12,758
 6/30/2008           $14,623          $15,771        $12,887
 7/31/2008           $14,587          $15,831        $12,954
 8/31/2008           $14,745          $16,017        $12,903
 9/30/2008           $13,820          $15,265        $12,885
10/31/2008           $13,425          $15,110        $12,755
11/30/2008           $13,179          $15,158        $12,510
12/31/2008           $12,677          $15,379        $12,381
 1/31/2009           $13,683          $15,942        $12,435
 2/28/2009           $13,879          $16,025        $12,497
 3/31/2009           $13,518          $16,028        $12,527
 4/30/2009           $14,114          $16,349        $12,558
 5/31/2009           $14,529          $16,522        $12,595
 6/30/2009           $14,371          $16,367        $12,703
 7/31/2009           $14,615          $16,641        $12,683
 8/31/2009           $14,967          $16,925        $12,711
 9/30/2009           $15,817          $17,532        $12,719
10/31/2009           $15,580          $17,164        $12,731
11/30/2009           $15,555          $17,306        $12,740
12/31/2009           $15,598          $17,365        $12,718
 1/31/2010           $15,726          $17,455        $12,761
 2/28/2010           $15,923          $17,624        $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year    +13.21%
5-Year     +3.09%
10-Year    +4.66%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN DOUBLE   BARCLAYS CAPITAL
                TAX-FREE INCOME    MUNICIPAL BOND
DATE             FUND - CLASS C        INDEX           CPI
----            ---------------   ----------------   -------
  3/1/2000           $10,000          $10,000        $10,000
 3/31/2000           $10,203          $10,218        $10,082
 4/30/2000           $10,144          $10,158        $10,088
 5/31/2000           $10,095          $10,105        $10,100
 6/30/2000           $10,337          $10,373        $10,153
 7/31/2000           $10,480          $10,518        $10,177
 8/31/2000           $10,641          $10,680        $10,177
 9/30/2000           $10,587          $10,624        $10,230
10/31/2000           $10,649          $10,740        $10,247
11/30/2000           $10,727          $10,821        $10,253
12/31/2000           $10,946          $11,089        $10,247
 1/31/2001           $11,006          $11,198        $10,312
 2/28/2001           $11,054          $11,234        $10,353
 3/31/2001           $11,126          $11,334        $10,377
 4/30/2001           $11,034          $11,212        $10,418
 5/31/2001           $11,144          $11,332        $10,465
 6/30/2001           $11,232          $11,408        $10,483
 7/31/2001           $11,422          $11,577        $10,453
 8/31/2001           $11,600          $11,768        $10,453
 9/30/2001           $11,444          $11,729        $10,501
10/31/2001           $11,594          $11,868        $10,465
11/30/2001           $11,476          $11,768        $10,448
12/31/2001           $11,354          $11,657        $10,406
 1/31/2002           $11,524          $11,859        $10,430
 2/28/2002           $11,672          $12,002        $10,471
 3/31/2002           $11,467          $11,767        $10,530
 4/30/2002           $11,687          $11,997        $10,589
 5/31/2002           $11,728          $12,070        $10,589
 6/30/2002           $11,806          $12,197        $10,595
 7/31/2002           $11,949          $12,354        $10,607
 8/31/2002           $12,070          $12,503        $10,642
 9/30/2002           $12,344          $12,776        $10,660
10/31/2002           $12,130          $12,565        $10,677
11/30/2002           $12,097          $12,512        $10,677
12/31/2002           $12,345          $12,776        $10,654
 1/31/2003           $12,263          $12,744        $10,701
 2/28/2003           $12,393          $12,922        $10,783
 3/31/2003           $12,386          $12,930        $10,848
 4/30/2003           $12,406          $13,015        $10,824
 5/31/2003           $12,718          $13,320        $10,807
 6/30/2003           $12,652          $13,263        $10,819
 7/31/2003           $12,168          $12,799        $10,830
 8/31/2003           $12,280          $12,895        $10,872
 9/30/2003           $12,607          $13,274        $10,907
10/31/2003           $12,520          $13,207        $10,895
11/30/2003           $12,697          $13,345        $10,866
12/31/2003           $12,793          $13,455        $10,854
 1/31/2004           $12,845          $13,532        $10,907
 2/29/2004           $13,097          $13,736        $10,966
 3/31/2004           $13,085          $13,688        $11,037
 4/30/2004           $12,701          $13,364        $11,072
 5/31/2004           $12,580          $13,315        $11,137
 6/30/2004           $12,665          $13,364        $11,172
 7/31/2004           $12,881          $13,540        $11,154
 8/31/2004           $13,144          $13,811        $11,160
 9/30/2004           $13,207          $13,884        $11,184
10/31/2004           $13,336          $14,004        $11,243
11/30/2004           $13,221          $13,888        $11,249
12/31/2004           $13,385          $14,058        $11,207
 1/31/2005           $13,558          $14,189        $11,231
 2/28/2005           $13,543          $14,142        $11,296
 3/31/2005           $13,484          $14,053        $11,384
 4/30/2005           $13,680          $14,274        $11,461
 5/31/2005           $13,781          $14,375        $11,449
 6/30/2005           $13,846          $14,464        $11,455
 7/31/2005           $13,784          $14,399        $11,508
 8/31/2005           $13,918          $14,544        $11,567
 9/30/2005           $13,810          $14,446        $11,708
10/31/2005           $13,712          $14,359        $11,731
11/30/2005           $13,709          $14,428        $11,637
12/31/2005           $13,832          $14,552        $11,590
 1/31/2006           $13,882          $14,591        $11,678
 2/28/2006           $14,013          $14,689        $11,702
 3/31/2006           $13,906          $14,588        $11,767
 4/30/2006           $13,889          $14,583        $11,867
 5/31/2006           $13,898          $14,648        $11,926
 6/30/2006           $13,857          $14,592        $11,949
 7/31/2006           $14,007          $14,766        $11,985
 8/31/2006           $14,204          $14,985        $12,008
 9/30/2006           $14,316          $15,089        $11,949
10/31/2006           $14,408          $15,184        $11,885
11/30/2006           $14,533          $15,311        $11,867
12/31/2006           $14,469          $15,257        $11,885
 1/31/2007           $14,442          $15,217        $11,921
 2/28/2007           $14,650          $15,418        $11,985
 3/31/2007           $14,589          $15,380        $12,094
 4/30/2007           $14,644          $15,426        $12,172
 5/31/2007           $14,579          $15,357        $12,247
 6/30/2007           $14,499          $15,278        $12,270
 7/31/2007           $14,603          $15,396        $12,267
 8/31/2007           $14,425          $15,330        $12,245
 9/30/2007           $14,628          $15,557        $12,279
10/31/2007           $14,685          $15,626        $12,305
11/30/2007           $14,665          $15,726        $12,378
12/31/2007           $14,584          $15,769        $12,370
 1/31/2008           $14,702          $15,968        $12,431
 2/29/2008           $13,970          $15,237        $12,467
 3/31/2008           $14,354          $15,672        $12,575
 4/30/2008           $14,623          $15,856        $12,652
 5/31/2008           $14,770          $15,952        $12,758
 6/30/2008           $14,600          $15,771        $12,887
 7/31/2008           $14,570          $15,831        $12,954
 8/31/2008           $14,707          $16,017        $12,903
 9/30/2008           $13,781          $15,265        $12,885
10/31/2008           $13,382          $15,110        $12,755
11/30/2008           $13,132          $15,158        $12,510
12/31/2008           $12,627          $15,379        $12,381
 1/31/2009           $13,620          $15,942        $12,435
 2/28/2009           $13,808          $16,025        $12,497
 3/31/2009           $13,444          $16,028        $12,527
 4/30/2009           $14,028          $16,349        $12,558
 5/31/2009           $14,434          $16,522        $12,595
 6/30/2009           $14,271          $16,367        $12,703
 7/31/2009           $14,506          $16,641        $12,683
 8/31/2009           $14,847          $16,925        $12,711
 9/30/2009           $15,681          $17,532        $12,719
10/31/2009           $15,453          $17,164        $12,731
11/30/2009           $15,421          $17,306        $12,740
12/31/2009           $15,456          $17,365        $12,718
 1/31/2010           $15,561          $17,455        $12,761
 2/28/2010           $15,768          $17,624        $12,764


                               Annual Report | 43

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +14.95%
5-Year              +3.68%
10-Year             +5.24%

ADVISOR CLASS (3/1/00-2/28/10)(8)

                               (PERFORMANCE GRAPH)

                  FRANKLIN DOUBLE      BARCLAYS CAPITAL
                  TAX-FREE INCOME       MUNICIPAL BOND
DATE            FUND - ADVISOR CLASS         INDEX          CPI
----            --------------------   ----------------   -------
  3/1/2000            $10,000               $10,000       $10,000
 3/31/2000            $10,207               $10,218       $10,082
 4/30/2000            $10,162               $10,158       $10,088
 5/31/2000            $10,108               $10,105       $10,100
 6/30/2000            $10,356               $10,373       $10,153
 7/31/2000            $10,504               $10,518       $10,177
 8/31/2000            $10,671               $10,680       $10,177
 9/30/2000            $10,621               $10,624       $10,230
10/31/2000            $10,688               $10,740       $10,247
11/30/2000            $10,771               $10,821       $10,253
12/31/2000            $10,998               $11,089       $10,247
 1/31/2001            $11,063               $11,198       $10,312
 2/28/2001            $11,105               $11,234       $10,353
 3/31/2001            $11,184               $11,334       $10,377
 4/30/2001            $11,097               $11,212       $10,418
 5/31/2001            $11,222               $11,332       $10,465
 6/30/2001            $11,316               $11,408       $10,483
 7/31/2001            $11,513               $11,577       $10,453
 8/31/2001            $11,688               $11,768       $10,453
 9/30/2001            $11,546               $11,729       $10,501
10/31/2001            $11,693               $11,868       $10,465
11/30/2001            $11,589               $11,768       $10,448
12/31/2001            $11,461               $11,657       $10,406
 1/31/2002            $11,639               $11,859       $10,430
 2/28/2002            $11,804               $12,002       $10,471
 3/31/2002            $11,592               $11,767       $10,530
 4/30/2002            $11,821               $11,997       $10,589
 5/31/2002            $11,867               $12,070       $10,589
 6/30/2002            $11,962               $12,197       $10,595
 7/31/2002            $12,102               $12,354       $10,607
 8/31/2002            $12,230               $12,503       $10,642
 9/30/2002            $12,514               $12,776       $10,660
10/31/2002            $12,303               $12,565       $10,677
11/30/2002            $12,274               $12,512       $10,677
12/31/2002            $12,522               $12,776       $10,654
 1/31/2003            $12,443               $12,744       $10,701
 2/28/2003            $12,591               $12,922       $10,783
 3/31/2003            $12,590               $12,930       $10,848
 4/30/2003            $12,617               $13,015       $10,824
 5/31/2003            $12,940               $13,320       $10,807
 6/30/2003            $12,879               $13,263       $10,819
 7/31/2003            $12,391               $12,799       $10,830
 8/31/2003            $12,502               $12,895       $10,872
 9/30/2003            $12,842               $13,274       $10,907
10/31/2003            $12,771               $13,207       $10,895
11/30/2003            $12,946               $13,345       $10,866
12/31/2003            $13,062               $13,455       $10,854
 1/31/2004            $13,120               $13,532       $10,907
 2/29/2004            $13,373               $13,736       $10,966
 3/31/2004            $13,366               $13,688       $11,037
 4/30/2004            $12,990               $13,364       $11,072
 5/31/2004            $12,872               $13,315       $11,137
 6/30/2004            $12,965               $13,364       $11,172
 7/31/2004            $13,182               $13,540       $11,154
 8/31/2004            $13,458               $13,811       $11,160
 9/30/2004            $13,529               $13,884       $11,184
10/31/2004            $13,667               $14,004       $11,243
11/30/2004            $13,567               $13,888       $11,249
12/31/2004            $13,730               $14,058       $11,207
 1/31/2005            $13,915               $14,189       $11,231
 2/28/2005            $13,906               $14,142       $11,296
 3/31/2005            $13,851               $14,053       $11,384
 4/30/2005            $14,060               $14,274       $11,461
 5/31/2005            $14,170               $14,375       $11,449
 6/30/2005            $14,256               $14,464       $11,455
 7/31/2005            $14,199               $14,399       $11,508
 8/31/2005            $14,332               $14,544       $11,567
 9/30/2005            $14,226               $14,446       $11,708
10/31/2005            $14,131               $14,359       $11,731
11/30/2005            $14,135               $14,428       $11,637
12/31/2005            $14,269               $14,552       $11,590
 1/31/2006            $14,327               $14,591       $11,678
 2/28/2006            $14,480               $14,689       $11,702
 3/31/2006            $14,365               $14,588       $11,767
 4/30/2006            $14,355               $14,583       $11,867
 5/31/2006            $14,371               $14,648       $11,926
 6/30/2006            $14,334               $14,592       $11,949
 7/31/2006            $14,497               $14,766       $11,985
 8/31/2006            $14,708               $14,985       $12,008
 9/30/2006            $14,831               $15,089       $11,949
10/31/2006            $14,934               $15,184       $11,885
11/30/2006            $15,070               $15,311       $11,867
12/31/2006            $15,010               $15,257       $11,885
 1/31/2007            $14,988               $15,217       $11,921
 2/28/2007            $15,200               $15,418       $11,985
 3/31/2007            $15,156               $15,380       $12,094
 4/30/2007            $15,208               $15,426       $12,172
 5/31/2007            $15,160               $15,357       $12,247
 6/30/2007            $15,082               $15,278       $12,270
 7/31/2007            $15,186               $15,396       $12,267
 8/31/2007            $15,019               $15,330       $12,245
 9/30/2007            $15,238               $15,557       $12,279
10/31/2007            $15,305               $15,626       $12,305
11/30/2007            $15,291               $15,726       $12,378
12/31/2007            $15,213               $15,769       $12,370
 1/31/2008            $15,343               $15,968       $12,431
 2/29/2008            $14,584               $15,237       $12,467
 3/31/2008            $14,993               $15,672       $12,575
 4/30/2008            $15,282               $15,856       $12,652
 5/31/2008            $15,444               $15,952       $12,758
 6/30/2008            $15,272               $15,771       $12,887
 7/31/2008            $15,235               $15,831       $12,954
 8/31/2008            $15,399               $16,017       $12,903
 9/30/2008            $14,433               $15,265       $12,885
10/31/2008            $14,021               $15,110       $12,755
11/30/2008            $13,764               $15,158       $12,510
12/31/2008            $13,240               $15,379       $12,381
 1/31/2009            $14,291               $15,942       $12,435
 2/28/2009            $14,495               $16,025       $12,497
 3/31/2009            $14,118               $16,028       $12,527
 4/30/2009            $14,740               $16,349       $12,558
 5/31/2009            $15,174               $16,522       $12,595
 6/30/2009            $15,009               $16,367       $12,703
 7/31/2009            $15,265               $16,641       $12,683
 8/31/2009            $15,633               $16,925       $12,711
 9/30/2009            $16,537               $17,532       $12,719
10/31/2009            $16,290               $17,164       $12,731
11/30/2009            $16,265               $17,306       $12,740
12/31/2009            $16,312               $17,365       $12,718
 1/31/2010            $16,447               $17,455       $12,761
 2/28/2010            $16,660               $17,624       $12,764

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND, BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE MUNICIPAL SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the 2010 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative total return of Advisor Class shares was +10.38%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               44 | Annual Report

Your Fund's Expenses

FRANKLIN DOUBLE TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 45

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000          $1,064.30              $3.53
Hypothetical (5% return before expenses)         $1,000          $1,021.37              $3.46
CLASS C
Actual                                           $1,000          $1,062.00              $6.34
Hypothetical (5% return before expenses)         $1,000          $1,018.65              $6.21
ADVISOR CLASS
Actual                                           $1,000          $1,065.70              $3.02
Hypothetical (5% return before expenses)         $1,000          $1,021.87              $2.96

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69%; C: 1.24%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               46 | Annual Report

Franklin Federal Intermediate-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1) The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years.

CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term Tax-Free Income Fund
2/28/10

                           % OF TOTAL
                           LONG-TERM
RATINGS                  INVESTMENTS**
-------                  -------------
AAA                          32.2%
AA                           24.0%
A                            31.4%
BBB                           8.1%
Below Investment Grade        0.4%
Not Rated by S&P              3.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       0.2%
AA or Aa       1.2%      0.3%
A              0.6%      0.6%
BBB or Baa     0.9%      0.1%
               ---       ---
Total          2.7%      1.2%

We are pleased to bring you Franklin Federal Intermediate-Term Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 139.


                               Annual Report | 47

DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term Tax-Free Income Fund


                            DIVIDEND PER SHARE
                 ---------------------------------------
MONTH              CLASS A      CLASS C    ADVISOR CLASS
-----            ----------   ----------   -------------
March 2009       3.68 cents   3.17 cents    3.77 cents
April 2009       3.68 cents   3.17 cents    3.77 cents
May 2009         3.68 cents   3.17 cents    3.77 cents
June 2009        3.68 cents   3.16 cents    3.77 cents
July 2009        3.68 cents   3.16 cents    3.77 cents
August 2009      3.68 cents   3.16 cents    3.77 cents
September 2009   3.68 cents   3.16 cents    3.77 cents
October 2009     3.68 cents   3.16 cents    3.77 cents
November 2009    3.58 cents   3.06 cents    3.67 cents
December 2009    3.58 cents   3.03 cents    3.67 cents
January 2010     3.58 cents   3.03 cents    3.67 cents
February 2010    3.58 cents   3.03 cents    3.67 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.99 on February 28, 2009, to $11.59 on February 28, 2010. The Fund's Class A shares paid dividends totaling 43.70 cents per share for the same period.(2) The Performance Summary beginning on page 50 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.62% based on an annualization of the current 3.58 cent per share dividend and the maximum offering price of $11.86 on February 28, 2010. An investor in the 2010 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.57% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               48 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion beginning on page 6 for details.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/28/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Subject to Government Appropriations           20.9%
Utilities                                      18.8%
General Obligation                             16.8%
Transportation                                 13.0%
Hospital & Health Care                         11.9%
Other Revenue                                   7.1%
Higher Education                                4.4%
Tax-Supported                                   4.2%
Prerefunded                                     2.1%
Housing                                         0.6%
Corporate-Backed                                0.2%

*    Does not include short-term investments and other net assets.


                               Annual Report | 49

Performance Summary as of 2/28/10

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKITX)                     CHANGE   2/28/10   2/28/09
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                       +$0.60    $11.59    $10.99
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4370

CLASS C (SYMBOL: FCITX)                     CHANGE   2/28/10   2/28/09
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                       +$0.60    $11.61    $11.01
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.3740

ADVISOR CLASS (SYMBOL: FITZX)               CHANGE   2/28/10   2/28/09
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                       +$0.60    $11.60    $11.00
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4478


                               50 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                           +9.61%  +21.42%   +63.90%
Average Annual Total Return(2)                       +7.17%   +3.50%    +4.83%
Avg. Ann. Total Return (3/31/10)(3)                  +6.50%   +3.55%    +4.61%
   Distribution Rate(4)                      3.62%
   Taxable Equivalent Distribution Rate(5)   5.57%
   30-Day Standardized Yield(6)              3.17%
   Taxable Equivalent Yield(5)               4.88%
   Total Annual Operating Expenses(7)        0.68%

CLASS C                                             1-YEAR   5-YEAR   INCEPTION (7/1/03)
-------                                             ------   ------   ------------------
Cumulative Total Return(1)                           +8.98%  +18.08%        +22.86%
Average Annual Total Return(2)                       +7.98%   +3.38%         +3.14%
Avg. Ann. Total Return (3/31/10)(3)                  +7.31%   +3.44%         +3.00%
   Distribution Rate(4)                      3.14%
   Taxable Equivalent Distribution Rate(5)   4.83%
   30-Day Standardized Yield(6)              2.71%
   Taxable Equivalent Yield(5)               4.17%
   Total Annual Operating Expenses(7)        1.23%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                           +9.70%  +21.66%   +64.22%
Average Annual Total Return(2)                       +9.70%   +4.00%    +5.09%
Avg. Ann. Total Return (3/31/10)(3)                  +9.03%   +4.06%    +4.86%
   Distribution Rate(4)                      3.80%
   Taxable Equivalent Distribution Rate(5)   5.85%
   30-Day Standardized Yield(6)              3.34%
   Taxable Equivalent Yield(5)               5.14%
   Total Annual Operating Expenses(7)        0.58%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 51

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +7.17%
5-Year     +3.50%
10-Year    +4.83%

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                 FRANKLIN FEDERAL   BARCLAYS CAPITAL
                INTERMEDIATE-TERM    MUNICIPAL BOND
                 TAX-FREE INCOME     INDEX: 10-YEAR
   DATE           FUND - CLASS A       COMPONENT         CPI
----------      -----------------   ----------------   -------
  3/1/2000           $ 9,775             $10,000       $10,000
 3/31/2000           $ 9,925             $10,195       $10,082
 4/30/2000           $ 9,883             $10,143       $10,088
 5/31/2000           $ 9,823             $10,083       $10,100
 6/30/2000           $10,004             $10,357       $10,153
 7/31/2000           $10,110             $10,500       $10,177
 8/31/2000           $10,265             $10,663       $10,177
 9/30/2000           $10,248             $10,614       $10,230
10/31/2000           $10,329             $10,723       $10,247
11/30/2000           $10,360             $10,781       $10,253
12/31/2000           $10,498             $11,035       $10,247
 1/31/2001           $10,616             $11,177       $10,312
 2/28/2001           $10,664             $11,196       $10,353
 3/31/2001           $10,748             $11,291       $10,377
 4/30/2001           $10,703             $11,152       $10,418
 5/31/2001           $10,815             $11,273       $10,465
 6/30/2001           $10,884             $11,340       $10,483
 7/31/2001           $11,029             $11,496       $10,453
 8/31/2001           $11,202             $11,692       $10,453
 9/30/2001           $11,193             $11,675       $10,501
10/31/2001           $11,297             $11,820       $10,465
11/30/2001           $11,197             $11,668       $10,448
12/31/2001           $11,079             $11,544       $10,406
 1/31/2002           $11,232             $11,762       $10,430
 2/28/2002           $11,372             $11,930       $10,471
 3/31/2002           $11,182             $11,684       $10,530
 4/30/2002           $11,408             $11,955       $10,589
 5/31/2002           $11,470             $12,012       $10,589
 6/30/2002           $11,623             $12,161       $10,595
 7/31/2002           $11,748             $12,323       $10,607
 8/31/2002           $11,862             $12,484       $10,642
 9/30/2002           $12,101             $12,781       $10,660
10/31/2002           $11,893             $12,549       $10,677
11/30/2002           $11,816             $12,446       $10,677
12/31/2002           $12,069             $12,719       $10,654
 1/31/2003           $12,014             $12,651       $10,701
 2/28/2003           $12,220             $12,869       $10,783
 3/31/2003           $12,232             $12,875       $10,848
 4/30/2003           $12,326             $12,972       $10,824
 5/31/2003           $12,665             $13,343       $10,807
 6/30/2003           $12,585             $13,279       $10,819
 7/31/2003           $12,053             $12,722       $10,830
 8/31/2003           $12,167             $12,831       $10,872
 9/30/2003           $12,564             $13,263       $10,907
10/31/2003           $12,463             $13,161       $10,895
11/30/2003           $12,586             $13,303       $10,866
12/31/2003           $12,715             $13,443       $10,854
 1/31/2004           $12,775             $13,500       $10,907
 2/29/2004           $12,997             $13,737       $10,966
 3/31/2004           $12,904             $13,659       $11,037
 4/30/2004           $12,554             $13,282       $11,072
 5/31/2004           $12,550             $13,290       $11,137
 6/30/2004           $12,589             $13,334       $11,172
 7/31/2004           $12,762             $13,517       $11,154
 8/31/2004           $13,026             $13,813       $11,160
 9/30/2004           $13,088             $13,886       $11,184
10/31/2004           $13,195             $13,997       $11,243
11/30/2004           $13,032             $13,838       $11,249
12/31/2004           $13,185             $14,001       $11,207
 1/31/2005           $13,280             $14,120       $11,231
 2/28/2005           $13,194             $14,031       $11,296
 3/31/2005           $13,075             $13,908       $11,384
 4/30/2005           $13,319             $14,177       $11,461
 5/31/2005           $13,407             $14,273       $11,449
 6/30/2005           $13,471             $14,355       $11,455
 7/31/2005           $13,360             $14,233       $11,508
 8/31/2005           $13,506             $14,406       $11,567
 9/30/2005           $13,394             $14,275       $11,708
10/31/2005           $13,292             $14,167       $11,731
11/30/2005           $13,358             $14,254       $11,637
12/31/2005           $13,470             $14,385       $11,590
 1/31/2006           $13,496             $14,432       $11,678
 2/28/2006           $13,568             $14,517       $11,702
 3/31/2006           $13,446             $14,368       $11,767
 4/30/2006           $13,428             $14,343       $11,867
 5/31/2006           $13,495             $14,441       $11,926
 6/30/2006           $13,440             $14,376       $11,949
 7/31/2006           $13,603             $14,568       $11,985
 8/31/2006           $13,815             $14,817       $12,008
 9/30/2006           $13,916             $14,925       $11,949
10/31/2006           $13,985             $15,015       $11,885
11/30/2006           $14,086             $15,134       $11,867
12/31/2006           $14,020             $15,063       $11,885
 1/31/2007           $13,966             $14,995       $11,921
 2/28/2007           $14,141             $15,206       $11,985
 3/31/2007           $14,114             $15,175       $12,094
 4/30/2007           $14,145             $15,223       $12,172
 5/31/2007           $14,065             $15,144       $12,247
 6/30/2007           $13,995             $15,063       $12,270
 7/31/2007           $14,100             $15,199       $12,267
 8/31/2007           $14,119             $15,236       $12,245
 9/30/2007           $14,301             $15,440       $12,279
10/31/2007           $14,347             $15,494       $12,305
11/30/2007           $14,454             $15,665       $12,378
12/31/2007           $14,472             $15,709       $12,370
 1/31/2008           $14,706             $16,028       $12,431
 2/29/2008           $14,125             $15,363       $12,467
 3/31/2008           $14,504             $15,758       $12,575
 4/30/2008           $14,612             $15,852       $12,652
 5/31/2008           $14,684             $15,930       $12,758
 6/30/2008           $14,547             $15,765       $12,887
 7/31/2008           $14,606             $15,886       $12,954
 8/31/2008           $14,771             $16,109       $12,903
 9/30/2008           $14,100             $15,524       $12,885
10/31/2008           $13,967             $15,396       $12,755
11/30/2008           $13,947             $15,599       $12,510
12/31/2008           $14,130             $15,947       $12,381
 1/31/2009           $14,652             $16,696       $12,435
 2/28/2009           $14,618             $16,569       $12,497
 3/31/2009           $14,618             $16,491       $12,527
 4/30/2009           $14,865             $16,793       $12,558
 5/31/2009           $15,009             $16,883       $12,595
 6/30/2009           $14,844             $16,646       $12,703
 7/31/2009           $15,149             $17,006       $12,683
 8/31/2009           $15,347             $17,199       $12,711
 9/30/2009           $15,925             $17,744       $12,719
10/31/2009           $15,542             $17,308       $12,731
11/30/2009           $15,726             $17,576       $12,740
12/31/2009           $15,706             $17,519       $12,718
 1/31/2010           $15,826             $17,653       $12,761
 2/28/2010           $16,024             $17,894       $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    2/28/10
-------                    -------
1-Year                      +7.98%
5-Year                      +3.38%
Since Inception (7/1/03)    +3.14%

CLASS C (7/1/03-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN FEDERAL    BARCLAYS CAPITAL
                INTERMEDIATE-TERM    MUNICIPAL BOND
                 TAX-FREE INCOME     INDEX: 10-YEAR
   DATE          FUND - CLASS C        COMPONENT         CPI
----------      -----------------   ----------------   -------
  7/1/2003           $10,000            $10,000        $10,000
 7/31/2003           $ 9,581            $ 9,580        $10,011
 8/31/2003           $ 9,676            $ 9,662        $10,049
 9/30/2003           $ 9,978            $ 9,988        $10,082
10/31/2003           $ 9,901            $ 9,911        $10,071
11/30/2003           $ 9,986            $10,018        $10,044
12/31/2003           $10,083            $10,124        $10,033
 1/31/2004           $10,126            $10,167        $10,082
 2/29/2004           $10,298            $10,345        $10,136
 3/31/2004           $10,219            $10,286        $10,201
 4/30/2004           $ 9,938            $10,002        $10,234
 5/31/2004           $ 9,930            $10,008        $10,294
 6/30/2004           $ 9,955            $10,042        $10,327
 7/31/2004           $10,096            $10,179        $10,310
 8/31/2004           $10,301            $10,402        $10,316
 9/30/2004           $10,345            $10,457        $10,338
10/31/2004           $10,425            $10,541        $10,392
11/30/2004           $10,282            $10,421        $10,397
12/31/2004           $10,407            $10,544        $10,359
 1/31/2005           $10,477            $10,633        $10,381
 2/28/2005           $10,404            $10,566        $10,441
 3/31/2005           $10,305            $10,474        $10,523
 4/30/2005           $10,493            $10,676        $10,593
 5/31/2005           $10,548            $10,748        $10,582
 6/30/2005           $10,603            $10,810        $10,588
 7/31/2005           $10,510            $10,718        $10,637
 8/31/2005           $10,620            $10,848        $10,691
 9/30/2005           $10,527            $10,750        $10,822
10/31/2005           $10,443            $10,668        $10,844
11/30/2005           $10,490            $10,735        $10,757
12/31/2005           $10,573            $10,833        $10,713
 1/31/2006           $10,588            $10,868        $10,795
 2/28/2006           $10,640            $10,933        $10,817
 3/31/2006           $10,540            $10,820        $10,876
 4/30/2006           $10,520            $10,801        $10,969
 5/31/2006           $10,567            $10,875        $11,023
 6/30/2006           $10,520            $10,826        $11,045
 7/31/2006           $10,642            $10,971        $11,078
 8/31/2006           $10,803            $11,158        $11,100
 9/30/2006           $10,868            $11,240        $11,045
10/31/2006           $10,926            $11,307        $10,985
11/30/2006           $11,001            $11,397        $10,969
12/31/2006           $10,944            $11,343        $10,985
 1/31/2007           $10,887            $11,292        $11,019
 2/28/2007           $11,028            $11,451        $11,078
 3/31/2007           $10,992            $11,428        $11,179
 4/30/2007           $11,021            $11,464        $11,251
 5/31/2007           $10,953            $11,405        $11,320
 6/30/2007           $10,893            $11,343        $11,342
 7/31/2007           $10,970            $11,446        $11,339
 8/31/2007           $10,980            $11,474        $11,318
 9/30/2007           $11,116            $11,627        $11,349
10/31/2007           $11,147            $11,668        $11,374
11/30/2007           $11,225            $11,797        $11,441
12/31/2007           $11,234            $11,830        $11,434
 1/31/2008           $11,411            $12,070        $11,490
 2/29/2008           $10,956            $11,569        $11,524
 3/31/2008           $11,243            $11,867        $11,624
 4/30/2008           $11,321            $11,937        $11,694
 5/31/2008           $11,372            $11,997        $11,793
 6/30/2008           $11,261            $11,872        $11,912
 7/31/2008           $11,301            $11,964        $11,974
 8/31/2008           $11,422            $12,131        $11,926
 9/30/2008           $10,900            $11,691        $11,910
10/31/2008           $10,791            $11,594        $11,789
11/30/2008           $10,772            $11,747        $11,564
12/31/2008           $10,907            $12,009        $11,444
 1/31/2009           $11,305            $12,574        $11,494
 2/28/2009           $11,274            $12,478        $11,551
 3/31/2009           $11,269            $12,419        $11,579
 4/30/2009           $11,454            $12,646        $11,608
 5/31/2009           $11,569            $12,714        $11,642
 6/30/2009           $11,437            $12,535        $11,742
 7/31/2009           $11,656            $12,807        $11,723
 8/31/2009           $11,802            $12,952        $11,749
 9/30/2009           $12,240            $13,363        $11,757
10/31/2009           $11,951            $13,034        $11,768
11/30/2009           $12,077            $13,236        $11,776
12/31/2009           $12,056            $13,193        $11,756
 1/31/2010           $12,152            $13,294        $11,796
 2/28/2010           $12,286            $13,475        $11,799


                               52 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year              +9.70%
5-Year              +4.00%
10-Year             +5.09%

ADVISOR CLASS (3/1/00-2/28/10)(8)

                               (PERFORMANCE GRAPH)

                  FRANKLIN FEDERAL     BARCLAYS CAPITAL
                  INTERMEDIATE-TERM     MUNICIPAL BOND
                   TAX-FREE INCOME      INDEX: 10-YEAR
   DATE         FUND - ADVISOR CLASS      COMPONENT         CPI
----------      --------------------   ----------------   --------
  3/1/2000             $10,000              $10,000       $10,000
 3/31/2000             $10,154              $10,195       $10,082
 4/30/2000             $10,111              $10,143       $10,088
 5/31/2000             $10,049              $10,083       $10,100
 6/30/2000             $10,234              $10,357       $10,153
 7/31/2000             $10,343              $10,500       $10,177
 8/31/2000             $10,501              $10,663       $10,177
 9/30/2000             $10,484              $10,614       $10,230
10/31/2000             $10,567              $10,723       $10,247
11/30/2000             $10,599              $10,781       $10,253
12/31/2000             $10,739              $11,035       $10,247
 1/31/2001             $10,861              $11,177       $10,312
 2/28/2001             $10,910              $11,196       $10,353
 3/31/2001             $10,996              $11,291       $10,377
 4/30/2001             $10,949              $11,152       $10,418
 5/31/2001             $11,064              $11,273       $10,465
 6/30/2001             $11,135              $11,340       $10,483
 7/31/2001             $11,283              $11,496       $10,453
 8/31/2001             $11,459              $11,692       $10,453
 9/30/2001             $11,450              $11,675       $10,501
10/31/2001             $11,557              $11,820       $10,465
11/30/2001             $11,455              $11,668       $10,448
12/31/2001             $11,334              $11,544       $10,406
 1/31/2002             $11,491              $11,762       $10,430
 2/28/2002             $11,634              $11,930       $10,471
 3/31/2002             $11,439              $11,684       $10,530
 4/30/2002             $11,670              $11,955       $10,589
 5/31/2002             $11,734              $12,012       $10,589
 6/30/2002             $11,891              $12,161       $10,595
 7/31/2002             $12,019              $12,323       $10,607
 8/31/2002             $12,135              $12,484       $10,642
 9/30/2002             $12,379              $12,781       $10,660
10/31/2002             $12,167              $12,549       $10,677
11/30/2002             $12,088              $12,446       $10,677
12/31/2002             $12,347              $12,719       $10,654
 1/31/2003             $12,291              $12,651       $10,701
 2/28/2003             $12,502              $12,869       $10,783
 3/31/2003             $12,514              $12,875       $10,848
 4/30/2003             $12,609              $12,972       $10,824
 5/31/2003             $12,956              $13,343       $10,807
 6/30/2003             $12,875              $13,279       $10,819
 7/31/2003             $12,331              $12,722       $10,830
 8/31/2003             $12,447              $12,831       $10,872
 9/30/2003             $12,853              $13,263       $10,907
10/31/2003             $12,750              $13,161       $10,895
11/30/2003             $12,876              $13,303       $10,866
12/31/2003             $13,007              $13,443       $10,854
 1/31/2004             $13,069              $13,500       $10,907
 2/29/2004             $13,296              $13,737       $10,966
 3/31/2004             $13,201              $13,659       $11,037
 4/30/2004             $12,843              $13,282       $11,072
 5/31/2004             $12,839              $13,290       $11,137
 6/30/2004             $12,878              $13,334       $11,172
 7/31/2004             $13,055              $13,517       $11,154
 8/31/2004             $13,326              $13,813       $11,160
 9/30/2004             $13,390              $13,886       $11,184
10/31/2004             $13,499              $13,997       $11,243
11/30/2004             $13,332              $13,838       $11,249
12/31/2004             $13,489              $14,001       $11,207
 1/31/2005             $13,586              $14,120       $11,231
 2/28/2005             $13,498              $14,031       $11,296
 3/31/2005             $13,376              $13,908       $11,384
 4/30/2005             $13,625              $14,177       $11,461
 5/31/2005             $13,716              $14,273       $11,449
 6/30/2005             $13,781              $14,355       $11,455
 7/31/2005             $13,668              $14,233       $11,508
 8/31/2005             $13,817              $14,406       $11,567
 9/30/2005             $13,702              $14,275       $11,708
10/31/2005             $13,598              $14,167       $11,731
11/30/2005             $13,666              $14,254       $11,637
12/31/2005             $13,780              $14,385       $11,590
 1/31/2006             $13,807              $14,432       $11,678
 2/28/2006             $13,880              $14,517       $11,702
 3/31/2006             $13,756              $14,368       $11,767
 4/30/2006             $13,737              $14,343       $11,867
 5/31/2006             $13,805              $14,441       $11,926
 6/30/2006             $13,749              $14,376       $11,949
 7/31/2006             $13,916              $14,568       $11,985
 8/31/2006             $14,133              $14,817       $12,008
 9/30/2006             $14,236              $14,925       $11,949
10/31/2006             $14,306              $15,015       $11,885
11/30/2006             $14,410              $15,134       $11,867
12/31/2006             $14,343              $15,063       $11,885
 1/31/2007             $14,288              $14,995       $11,921
 2/28/2007             $14,467              $15,206       $11,985
 3/31/2007             $14,439              $15,175       $12,094
 4/30/2007             $14,471              $15,223       $12,172
 5/31/2007             $14,389              $15,144       $12,247
 6/30/2007             $14,317              $15,063       $12,270
 7/31/2007             $14,425              $15,199       $12,267
 8/31/2007             $14,444              $15,236       $12,245
 9/30/2007             $14,630              $15,440       $12,279
10/31/2007             $14,677              $15,494       $12,305
11/30/2007             $14,786              $15,665       $12,378
12/31/2007             $14,805              $15,709       $12,370
 1/31/2008             $15,045              $16,028       $12,431
 2/29/2008             $14,451              $15,363       $12,467
 3/31/2008             $14,838              $15,758       $12,575
 4/30/2008             $14,948              $15,852       $12,652
 5/31/2008             $15,022              $15,930       $12,758
 6/30/2008             $14,882              $15,765       $12,887
 7/31/2008             $14,942              $15,886       $12,954
 8/31/2008             $15,111              $16,109       $12,903
 9/30/2008             $14,425              $15,524       $12,885
10/31/2008             $14,288              $15,396       $12,755
11/30/2008             $14,269              $15,599       $12,510
12/31/2008             $14,456              $15,947       $12,381
 1/31/2009             $15,005              $16,696       $12,435
 2/28/2009             $14,972              $16,569       $12,497
 3/31/2009             $14,973              $16,491       $12,527
 4/30/2009             $15,227              $16,793       $12,558
 5/31/2009             $15,389              $16,883       $12,595
 6/30/2009             $15,221              $16,646       $12,703
 7/31/2009             $15,521              $17,006       $12,683
 8/31/2009             $15,725              $17,199       $12,711
 9/30/2009             $16,317              $17,744       $12,719
10/31/2009             $15,941              $17,308       $12,731
11/30/2009             $16,116              $17,576       $12,740
12/31/2009             $16,097              $17,519       $12,718
 1/31/2010             $16,235              $17,653       $12,761
 2/28/2010             $16,422              $17,894       $12,764

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the 2010 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +15.19% and +12.04%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index: 10-Year
     Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
     Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 53

Your Fund's Expenses

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               54 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGE. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09     VALUE 2/28/10    PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000          $1,043.90              $3.45
Hypothetical (5% return before expenses)         $1,000          $1,021.42              $3.41
CLASS C
Actual                                           $1,000          $1,041.00              $6.22
Hypothetical (5% return before expenses)         $1,000          $1,018.70              $6.16
ADVISOR CLASS
Actual                                           $1,000          $1,044.30              $2.94
Hypothetical (5% return before expenses)         $1,000          $1,021.92              $2.91

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68%; C: 1.23%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 55

Franklin Federal Limited-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1) The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five years or less.

PORTFOLIO BREAKDOWN

Franklin Federal Limited-Term
Tax-Free Income Fund
2/28/10

                                               % OF TOTAL
                                        LONG-TERM INVESTMENTS+
                                        ----------------------
General Obligation                              25.0%
Utilities                                       16.0%
Subject to Government Appropriations            11.5%
Hospital & Health Care                          10.9%
Other Revenue                                   10.6%
Tax-Supported                                   10.3%
Higher Education                                 6.8%
Transportation                                   4.0%
Corporate-Backed                                 3.7%
Housing                                          1.2%

+    Does not include short-term investments and other net assets.

CREDIT QUALITY BREAKDOWN*

Franklin Federal Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

AAA..................   37.3%
AA...................   22.1%
A....................   22.4%
BBB..................    5.5%
Not Rated by S&P.....   12.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     0.2%        --
AA or Aa       3.7%        --
A              0.2%       7.7%
BBB or Baa     0.4%       0.5%
               ---        ---
Total          4.5%       8.2%

We are pleased to bring you Franklin Limited-Term Tax-Free Income Fund's AAA annual report for the fiscal year ended February 28, 2010.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 153.


                               56 | Annual Report

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $10.11 on February 28, 2009, to $10.35 on February 28, 2010. The Fund's Class A shares paid dividends totaling 24.53 cents per share for the same period.(2) The Performance Summary beginning on page 58 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.15%. An investor in the 2010 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 3.31% from a taxable investment to match the Fund's Class A tax-free distribution rate. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to take advantage of rising yields. As a result of our strategy, we believe the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

DIVIDEND DISTRIBUTIONS*
Franklin Federal Limited-Term
Tax-Free Income Fund - Class A

MONTH           DIVIDEND PER SHARE
-----           ------------------
March 2009          1.90 cents
April 2009          1.90 cents
May 2009            2.25 cents
June 2009           2.25 cents
July 2009           2.25 cents
August 2009         2.25 cents
September 200       2.25 cents
October 2009        1.90 cents
November 2009       1.90 cents
December 2009       1.90 cents
January 2010        1.90 cents
February 2010       1.90 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 57

Performance Summary as of 2/28/10

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FFTFX)                                CHANGE   2/28/10   2/28/09
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  +$0.24    $10.35    $10.11
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                              $0.2453

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                             1-YEAR   5-YEAR   INCEPTION (9/2/03)
-------                                             ------   ------   ------------------
Cumulative Total Return(2)                          +4.86%   +18.45%        +20.68%
Average Annual Total Return(3)                      +2.52%    +2.97%         +2.58%
Avg. Ann. Total Return (3/31/10)(4)                 +1.63%    +2.91%         +2.45%
   Distribution Rate(5)                      2.15%
   Taxable Equivalent Distribution Rate(6)   3.31%
   30-Day Standardized Yield(7)              1.56%
   Taxable Equivalent Yield(6)               2.40%
   Total Annual Operating Expenses(8)
      Without Waiver                         1.03%
      With Waiver                            0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) DO NOT EXCEED 0.35% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 6/30/10.


                               58 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (9/2/03-2/28/10)

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    2/28/10
-------                    -------
1-Year                      +2.52%
5-Year                      +2.97%
Since Inception (9/2/03)    +2.58%

                               (PERFORMANCE GRAPH)

              FRANKLIN FEDERAL LIMITED-TERM   BARCLAYS CAPITAL MUNICIPAL BOND
DATE         TAX-FREE INCOME FUND - CLASS A        INDEX 5-YEAR COMPONENT         CPI
----------   ------------------------------   -------------------------------   -------
9/2/2003                 $ 9,775                          $10,000               $10,000
9/30/2003                $ 9,857                          $10,253               $10,033
10/31/2003               $ 9,838                          $10,186               $10,022
11/30/2003               $ 9,857                          $10,227               $ 9,995
12/31/2003               $ 9,867                          $10,267               $ 9,984
1/31/2004                $ 9,887                          $10,316               $10,033
2/29/2004                $ 9,945                          $10,442               $10,087
3/31/2004                $ 9,928                          $10,398               $10,152
4/30/2004                $ 9,841                          $10,190               $10,184
5/31/2004                $ 9,803                          $10,137               $10,244
6/30/2004                $ 9,814                          $10,175               $10,276
7/31/2004                $ 9,875                          $10,269               $10,260
8/31/2004                $ 9,966                          $10,449               $10,265
9/30/2004                $ 9,977                          $10,463               $10,287
10/31/2004               $ 9,999                          $10,521               $10,341
11/30/2004               $ 9,961                          $10,452               $10,347
12/31/2004               $ 9,993                          $10,547               $10,309
1/31/2005                $ 9,986                          $10,544               $10,330
2/28/2005                $ 9,959                          $10,492               $10,390
3/31/2005                $ 9,934                          $10,425               $10,471
4/30/2005                $ 9,978                          $10,546               $10,542
5/31/2005                $ 9,995                          $10,576               $10,531
6/30/2005                $10,031                          $10,625               $10,536
7/31/2005                $10,008                          $10,567               $10,585
8/31/2005                $10,035                          $10,633               $10,639
9/30/2005                $10,032                          $10,615               $10,769
10/31/2005               $10,019                          $10,570               $10,791
11/30/2005               $10,028                          $10,595               $10,704
12/31/2005               $10,057                          $10,647               $10,661
1/31/2006                $10,075                          $10,671               $10,742
2/28/2006                $10,082                          $10,691               $10,764
3/31/2006                $10,073                          $10,649               $10,823
4/30/2006                $10,095                          $10,672               $10,915
5/31/2006                $10,121                          $10,709               $10,970
6/30/2006                $10,125                          $10,659               $10,991
7/31/2006                $10,171                          $10,759               $11,024
8/31/2006                $10,238                          $10,875               $11,046
9/30/2006                $10,283                          $10,935               $10,991
10/31/2006               $10,309                          $10,980               $10,932
11/30/2006               $10,344                          $11,025               $10,915
12/31/2006               $10,351                          $11,003               $10,932
1/31/2007                $10,348                          $10,979               $10,965
2/28/2007                $10,404                          $11,079               $11,024
3/31/2007                $10,434                          $11,105               $11,124
4/30/2007                $10,450                          $11,122               $11,196
5/31/2007                $10,468                          $11,089               $11,265
6/30/2007                $10,486                          $11,069               $11,287
7/31/2007                $10,537                          $11,165               $11,284
8/31/2007                $10,576                          $11,251               $11,263
9/30/2007                $10,638                          $11,353               $11,294
10/31/2007               $10,669                          $11,396               $11,318
11/30/2007               $10,719                          $11,518               $11,386
12/31/2007               $10,760                          $11,570               $11,378
1/31/2008                $10,885                          $11,857               $11,434
2/29/2008                $10,783                          $11,566               $11,468
3/31/2008                $10,906                          $11,793               $11,567
4/30/2008                $10,920                          $11,782               $11,637
5/31/2008                $10,947                          $11,818               $11,735
6/30/2008                $10,919                          $11,698               $11,853
7/31/2008                $11,001                          $11,862               $11,916
8/31/2008                $11,064                          $12,023               $11,868
9/30/2008                $10,960                          $11,775               $11,852
10/31/2008               $10,941                          $11,776               $11,732
11/30/2008               $11,020                          $12,028               $11,507
12/31/2008               $11,055                          $12,238               $11,388
1/31/2009                $11,286                          $12,611               $11,438
2/28/2009                $11,250                          $12,450               $11,495
3/31/2009                $11,284                          $12,505               $11,523
4/30/2009                $11,362                          $12,638               $11,551
5/31/2009                $11,399                          $12,629               $11,585
6/30/2009                $11,368                          $12,600               $11,684
7/31/2009                $11,483                          $12,836               $11,666
8/31/2009                $11,519                          $12,859               $11,692
9/30/2009                $11,644                          $13,072               $11,699
10/31/2009               $11,565                          $12,918               $11,711
11/30/2009               $11,665                          $13,149               $11,719
12/31/2009               $11,652                          $13,144               $11,698
1/31/2010                $11,743                          $13,224               $11,738
2/28/2010                $11,796                          $13,354               $11,741


                               Annual Report | 59

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower and yield for the period would have been 1.13%.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the 1.90 cent per share current monthly dividend and the maximum offering price of $10.59 on 2/28/10.

(6.) Taxable equivalent distribution rate and yield assume the 2010 maximum federal income tax rate of 35.00%.

(7.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               60 | Annual Report

Your Fund's Expenses

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 61

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
-------                                   -----------------   --------------   ----------------------
Actual                                          $1,000           $1,024.10              $2.51
Hypothetical (5% return before expenses)        $1,000           $1,022.32              $2.51

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               62 | Annual Report

Franklin High Yield Tax-Free Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Yield Tax-Free Income Fund seeks to provide high current yield exempt from federal income taxes by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1) Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                  (PIE CHART)

AAA......................   11.4%
AA.......................    7.9%
A........................   21.3%
BBB......................   21.7%
Below Investment Grade...   14.5%
Not Rated by S&P.........   23.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.8%      2.5%
AA or Aa                   0.2%      0.4%
A                          1.9%      1.0%
BBB or Baa                 2.5%      1.4%
Below Investment Grade     3.4%      9.1%
                           ---      ----
Total                      8.8%     14.4%

We are pleased to bring you Franklin High Yield Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 165.


                               Annual Report | 63

DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund

                                  DIVIDEND PER SHARE
                 ----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----            ----------   ----------   ----------   -------------
March 2009       4.68 cents   4.32 cents   4.29 cents     4.74 cents
April 2009       4.68 cents   4.32 cents   4.29 cents     4.74 cents
May 2009         4.68 cents   4.32 cents   4.29 cents     4.74 cents
June 2009        4.68 cents   4.27 cents   4.27 cents     4.75 cents
July 2009        4.68 cents   4.27 cents   4.27 cents     4.75 cents
August 2009      4.68 cents   4.27 cents   4.27 cents     4.75 cents
September 2009   4.68 cents   4.24 cents   4.25 cents     4.75 cents
October 2009     4.68 cents   4.24 cents   4.25 cents     4.75 cents
November 2009    4.41 cents   3.97 cents   3.98 cents     4.48 cents
December 2009    4.41 cents   3.92 cents   3.91 cents     4.50 cents
January 2010     4.41 cents   3.92 cents   3.91 cents     4.50 cents
February 2010    4.41 cents   3.92 cents   3.91 cents     4.50 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $8.75 on February 28, 2009, to $9.99 on February 28, 2010. The Fund's Class A shares paid dividends totaling 54.95 cents per share for the same period.(2) The Performance Summary beginning on page 66 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.96% based on an annualization of the current 4.31 cent per share dividend and the maximum offering price of $10.43 on February 28, 2010. An investor in the 2010 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 7.63% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               64 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

During the reporting period, the Fund continued to generate high, current, tax-free income for its shareholders. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector. At period-end, we believed the Fund was well positioned for any changes in yield spreads or interest rates.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin High Yield Tax-Free Income Fund
2/28/10

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                  23.8%
Hospital & Health Care                     17.6%
Transportation                             12.6%
Prerefunded                                11.5%
Tax-Supported                               9.4%
Corporate-Backed                            6.8%
Subject to Government Appropriations        5.6%
General Obligation                          5.2%
Other Revenue                               5.1%
Higher Education                            1.4%
Housing                                     1.0%

*    Does not include short-term investments and other net assets.


                               Annual Report | 65

Performance Summary as of 2/28/10

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRHIX)                   CHANGE   2/28/10   2/28/09
-----------------------                   ------   -------   -------
Net Asset Value (NAV)                     +$1.24    $9.99     $8.75
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                 $0.5495

CLASS B (SYMBOL: FYIBX)                   CHANGE   2/28/10   2/28/09
-----------------------                   ------   -------   -------
Net Asset Value (NAV)                     +$1.25    $10.06    $8.81
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                 $0.4983

CLASS C (SYMBOL: FHYIX)                   CHANGE   2/28/10   2/28/09
-----------------------                   ------   -------   -------
Net Asset Value (NAV)                     +$1.26    $10.12    $8.86
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                 $0.4975

ADVISOR CLASS (SYMBOL: FHYVX)             CHANGE   2/28/10   2/28/09
-----------------------------             ------   -------   -------
Net Asset Value (NAV)                     +$1.25    $10.02    $8.77
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                 $0.5582


                               66 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +20.96%  +20.41%  +65.91%
Average Annual Total Return(2)                      +15.80%   +2.89%   +4.74%
Avg. Ann. Total Return (3/31/10)(3)                 +16.17%   +3.00%   +4.57%
   Distribution Rate(4)                      4.96%
   Taxable Equivalent Distribution Rate(5)   7.63%
   30-Day Standardized Yield(6)              4.55%
   Taxable Equivalent Yield(5)               7.00%
   Total Annual Operating Expenses(7)        0.63%

CLASS B                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +20.29%  +17.12%  +58.86%
Average Annual Total Return(2)                      +16.29%   +2.88%   +4.74%
Avg. Ann. Total Return (3/31/10)(3)                 +16.81%   +3.00%   +4.57%
   Distribution Rate(4)                      4.56%
   Taxable Equivalent Distribution Rate(5)   7.02%
   30-Day Standardized Yield(6)              4.21%
   Taxable Equivalent Yield(5)               6.48%
   Total Annual Operating Expenses(7)        1.18%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +20.28%  +17.23%  +57.13%
Average Annual Total Return(2)                      +19.28%   +3.23%   +4.62%
Avg. Ann. Total Return (3/31/10)(3)                 +19.93%   +3.35%   +4.46%
   Distribution Rate(4)                      4.52%
   Taxable Equivalent Distribution Rate(5)   6.95%
   30-Day Standardized Yield(6)              4.22%
   Taxable Equivalent Yield(5)               6.49%
   Total Annual Operating Expenses(7)        1.18%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +21.14%  +20.92%  +66.61%
Average Annual Total Return(2)                      +21.14%   +3.87%   +5.24%
Avg. Ann. Total Return (3/31/10)(3)                 +21.55%   +3.99%   +5.07%
   Distribution Rate(4)                      5.26%
   Taxable Equivalent Distribution Rate(5)   8.09%
   30-Day Standardized Yield(6)              4.87%
   Taxable Equivalent Yield(5)               7.49%
   Total Annual Operating Expenses(7)        0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 67

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/00-2/28/10)

AVERAGE ANNUAL TOTAL RETURN

CLASS A    2/28/10
-------    -------
1-Year     +15.80%
5-Year      +2.89%
10-Year     +4.74%

                               (PERFORMANCE GRAPH)

                FRANKLIN HIGH YIELD TAX-FREE     BARCLAYS CAPITAL
     DATE           INCOME FUND - CLASS A      MUNICIPAL BOND INDEX     CPI
-------------   ----------------------------   --------------------   -------
  3/1/2000                $ 9,575                     $10,000         $10,000
 3/31/2000                $ 9,770                     $10,218         $10,082
 4/30/2000                $ 9,730                     $10,158         $10,088
 5/31/2000                $ 9,670                     $10,105         $10,100
 6/30/2000                $ 9,757                     $10,373         $10,153
 7/31/2000                $ 9,875                     $10,518         $10,177
 8/31/2000                $10,010                     $10,680         $10,177
 9/30/2000                $ 9,972                     $10,624         $10,230
10/31/2000                $10,041                     $10,740         $10,247
11/30/2000                $10,040                     $10,821         $10,253
12/31/2000                $10,125                     $11,089         $10,247
 1/31/2001                $10,190                     $11,198         $10,312
 2/28/2001                $10,244                     $11,234         $10,353
 3/31/2001                $10,344                     $11,334         $10,377
 4/30/2001                $10,293                     $11,212         $10,418
 5/31/2001                $10,400                     $11,332         $10,465
 6/30/2001                $10,487                     $11,408         $10,483
 7/31/2001                $10,657                     $11,577         $10,453
 8/31/2001                $10,825                     $11,768         $10,453
 9/30/2001                $10,734                     $11,729         $10,501
10/31/2001                $10,816                     $11,868         $10,465
11/30/2001                $10,793                     $11,768         $10,448
12/31/2001                $10,722                     $11,657         $10,406
 1/31/2002                $10,863                     $11,859         $10,430
 2/28/2002                $10,913                     $12,002         $10,471
 3/31/2002                $10,824                     $11,767         $10,530
 4/30/2002                $10,948                     $11,997         $10,589
 5/31/2002                $10,990                     $12,070         $10,589
 6/30/2002                $11,073                     $12,197         $10,595
 7/31/2002                $11,127                     $12,354         $10,607
 8/31/2002                $11,189                     $12,503         $10,642
 9/30/2002                $11,261                     $12,776         $10,660
10/31/2002                $10,995                     $12,565         $10,677
11/30/2002                $11,080                     $12,512         $10,677
12/31/2002                $11,274                     $12,776         $10,654
 1/31/2003                $11,283                     $12,744         $10,701
 2/28/2003                $11,346                     $12,922         $10,783
 3/31/2003                $11,272                     $12,930         $10,848
 4/30/2003                $11,402                     $13,015         $10,824
 5/31/2003                $11,668                     $13,320         $10,807
 6/30/2003                $11,699                     $13,263         $10,819
 7/31/2003                $11,487                     $12,799         $10,830
 8/31/2003                $11,520                     $12,895         $10,872
 9/30/2003                $11,831                     $13,274         $10,907
10/31/2003                $11,891                     $13,207         $10,895
11/30/2003                $12,036                     $13,345         $10,866
12/31/2003                $12,172                     $13,455         $10,854
 1/31/2004                $12,311                     $13,532         $10,907
 2/29/2004                $12,456                     $13,736         $10,966
 3/31/2004                $12,433                     $13,688         $11,037
 4/30/2004                $12,248                     $13,364         $11,072
 5/31/2004                $12,202                     $13,315         $11,137
 6/30/2004                $12,257                     $13,364         $11,172
 7/31/2004                $12,400                     $13,540         $11,154
 8/31/2004                $12,599                     $13,811         $11,160
 9/30/2004                $12,680                     $13,884         $11,184
10/31/2004                $12,810                     $14,004         $11,243
11/30/2004                $12,841                     $13,888         $11,249
12/31/2004                $13,009                     $14,058         $11,207
 1/31/2005                $13,159                     $14,189         $11,231
 2/28/2005                $13,192                     $14,142         $11,296
 3/31/2005                $13,171                     $14,053         $11,384
 4/30/2005                $13,386                     $14,274         $11,461
 5/31/2005                $13,508                     $14,375         $11,449
 6/30/2005                $13,621                     $14,464         $11,455
 7/31/2005                $13,668                     $14,399         $11,508
 8/31/2005                $13,763                     $14,544         $11,567
 9/30/2005                $13,585                     $14,446         $11,708
10/31/2005                $13,503                     $14,359         $11,731
11/30/2005                $13,545                     $14,428         $11,637
12/31/2005                $13,718                     $14,552         $11,590
 1/31/2006                $13,759                     $14,591         $11,678
 2/28/2006                $13,911                     $14,689         $11,702
 3/31/2006                $13,883                     $14,588         $11,767
 4/30/2006                $13,899                     $14,583         $11,867
 5/31/2006                $13,944                     $14,648         $11,926
 6/30/2006                $13,976                     $14,592         $11,949
 7/31/2006                $14,125                     $14,766         $11,985
 8/31/2006                $14,326                     $14,985         $12,008
 9/30/2006                $14,449                     $15,089         $11,949
10/31/2006                $14,575                     $15,184         $11,885
11/30/2006                $14,737                     $15,311         $11,867
12/31/2006                $14,742                     $15,257         $11,885
 1/31/2007                $14,734                     $15,217         $11,921
 2/28/2007                $14,884                     $15,418         $11,985
 3/31/2007                $14,841                     $15,380         $12,094
 4/30/2007                $14,898                     $15,426         $12,172
 5/31/2007                $14,823                     $15,357         $12,247
 6/30/2007                $14,746                     $15,278         $12,270
 7/31/2007                $14,807                     $15,396         $12,267
 8/31/2007                $14,564                     $15,330         $12,245
 9/30/2007                $14,802                     $15,557         $12,279
10/31/2007                $14,850                     $15,626         $12,305
11/30/2007                $14,800                     $15,726         $12,378
12/31/2007                $14,721                     $15,769         $12,370
 1/31/2008                $14,837                     $15,968         $12,431
 2/29/2008                $14,135                     $15,237         $12,467
 3/31/2008                $14,438                     $15,672         $12,575
 4/30/2008                $14,602                     $15,856         $12,652
 5/31/2008                $14,725                     $15,952         $12,758
 6/30/2008                $14,542                     $15,771         $12,887
 7/31/2008                $14,482                     $15,831         $12,954
 8/31/2008                $14,606                     $16,017         $12,903
 9/30/2008                $13,681                     $15,265         $12,885
10/31/2008                $12,818                     $15,110         $12,755
11/30/2008                $12,530                     $15,158         $12,510
12/31/2008                $12,186                     $15,379         $12,381
 1/31/2009                $12,864                     $15,942         $12,435
 2/28/2009                $13,135                     $16,025         $12,497
 3/31/2009                $13,140                     $16,028         $12,527
 4/30/2009                $13,495                     $16,349         $12,558
 5/31/2009                $14,112                     $16,522         $12,595
 6/30/2009                $14,028                     $16,367         $12,703
 7/31/2009                $14,196                     $16,641         $12,683
 8/31/2009                $14,637                     $16,925         $12,711
 9/30/2009                $15,729                     $17,532         $12,719
10/31/2009                $15,415                     $17,164         $12,731
11/30/2009                $15,405                     $17,306         $12,740
12/31/2009                $15,567                     $17,365         $12,718
 1/31/2010                $15,716                     $17,455         $12,761
 2/28/2010                $15,888                     $17,624         $12,764

CLASS B (3/1/00-2/28/10)

AVERAGE ANNUAL TOTAL RETURN

CLASS B    2/28/10
-------    -------
1-Year     +16.29%
5-Year      +2.88%
10-Year     +4.74%

                               (PERFORMANCE GRAPH)

                FRANKLIN HIGH YIELD TAX-FREE     BARCLAYS CAPITAL
     DATE           INCOME FUND - CLASS B      MUNICIPAL BOND INDEX     CPI
-------------   ----------------------------   --------------------   -------
  3/1/2000                $10,000                    $10,000          $10,000
 3/31/2000                $10,199                    $10,218          $10,082
 4/30/2000                $10,162                    $10,158          $10,088
 5/31/2000                $10,085                    $10,105          $10,100
 6/30/2000                $10,171                    $10,373          $10,153
 7/31/2000                $10,298                    $10,518          $10,177
 8/31/2000                $10,424                    $10,680          $10,177
 9/30/2000                $10,380                    $10,624          $10,230
10/31/2000                $10,447                    $10,740          $10,247
11/30/2000                $10,451                    $10,821          $10,253
12/31/2000                $10,534                    $11,089          $10,247
 1/31/2001                $10,597                    $11,198          $10,312
 2/28/2001                $10,638                    $11,234          $10,353
 3/31/2001                $10,746                    $11,334          $10,377
 4/30/2001                $10,688                    $11,212          $10,418
 5/31/2001                $10,793                    $11,332          $10,465
 6/30/2001                $10,878                    $11,408          $10,483
 7/31/2001                $11,048                    $11,577          $10,453
 8/31/2001                $11,217                    $11,768          $10,453
 9/30/2001                $11,118                    $11,729          $10,501
10/31/2001                $11,197                    $11,868          $10,465
11/30/2001                $11,169                    $11,768          $10,448
12/31/2001                $11,090                    $11,657          $10,406
 1/31/2002                $11,230                    $11,859          $10,430
 2/28/2002                $11,286                    $12,002          $10,471
 3/31/2002                $11,179                    $11,767          $10,530
 4/30/2002                $11,301                    $11,997          $10,589
 5/31/2002                $11,349                    $12,070          $10,589
 6/30/2002                $11,418                    $12,197          $10,595
 7/31/2002                $11,469                    $12,354          $10,607
 8/31/2002                $11,538                    $12,503          $10,642
 9/30/2002                $11,607                    $12,776          $10,660
10/31/2002                $11,318                    $12,565          $10,677
11/30/2002                $11,400                    $12,512          $10,677
12/31/2002                $11,604                    $12,776          $10,654
 1/31/2003                $11,597                    $12,744          $10,701
 2/28/2003                $11,667                    $12,922          $10,783
 3/31/2003                $11,574                    $12,930          $10,848
 4/30/2003                $11,701                    $13,015          $10,824
 5/31/2003                $11,979                    $13,320          $10,807
 6/30/2003                $12,005                    $13,263          $10,819
 7/31/2003                $11,784                    $12,799          $10,830
 8/31/2003                $11,812                    $12,895          $10,872
 9/30/2003                $12,124                    $13,274          $10,907
10/31/2003                $12,179                    $13,207          $10,895
11/30/2003                $12,321                    $13,345          $10,866
12/31/2003                $12,454                    $13,455          $10,854
 1/31/2004                $12,589                    $13,532          $10,907
 2/29/2004                $12,732                    $13,736          $10,966
 3/31/2004                $12,703                    $13,688          $11,037
 4/30/2004                $12,508                    $13,364          $11,072
 5/31/2004                $12,455                    $13,315          $11,137
 6/30/2004                $12,517                    $13,364          $11,172
 7/31/2004                $12,656                    $13,540          $11,154
 8/31/2004                $12,840                    $13,811          $11,160
 9/30/2004                $12,928                    $13,884          $11,184
10/31/2004                $13,042                    $14,004          $11,243
11/30/2004                $13,068                    $13,888          $11,249
12/31/2004                $13,244                    $14,058          $11,207
 1/31/2005                $13,378                    $14,189          $11,231
 2/28/2005                $13,406                    $14,142          $11,296
 3/31/2005                $13,389                    $14,053          $11,384
 4/30/2005                $13,600                    $14,274          $11,461
 5/31/2005                $13,717                    $14,375          $11,449
 6/30/2005                $13,824                    $14,464          $11,455
 7/31/2005                $13,865                    $14,399          $11,508
 8/31/2005                $13,955                    $14,544          $11,567
 9/30/2005                $13,769                    $14,446          $11,708
10/31/2005                $13,681                    $14,359          $11,731
11/30/2005                $13,717                    $14,428          $11,637
12/31/2005                $13,884                    $14,552          $11,590
 1/31/2006                $13,919                    $14,591          $11,678
 2/28/2006                $14,067                    $14,689          $11,702
 3/31/2006                $14,019                    $14,588          $11,767
 4/30/2006                $14,041                    $14,583          $11,867
 5/31/2006                $14,080                    $14,648          $11,926
 6/30/2006                $14,105                    $14,592          $11,949
 7/31/2006                $14,248                    $14,766          $11,985
 8/31/2006                $14,443                    $14,985          $12,008
 9/30/2006                $14,560                    $15,089          $11,949
10/31/2006                $14,679                    $15,184          $11,885
11/30/2006                $14,835                    $15,311          $11,867
12/31/2006                $14,833                    $15,257          $11,885
 1/31/2007                $14,818                    $15,217          $11,921
 2/28/2007                $14,962                    $15,418          $11,985
 3/31/2007                $14,911                    $15,380          $12,094
 4/30/2007                $14,975                    $15,426          $12,172
 5/31/2007                $14,879                    $15,357          $12,247
 6/30/2007                $14,809                    $15,278          $12,270
 7/31/2007                $14,863                    $15,396          $12,267
 8/31/2007                $14,600                    $15,330          $12,245
 9/30/2007                $14,831                    $15,557          $12,279
10/31/2007                $14,872                    $15,626          $12,305
11/30/2007                $14,830                    $15,726          $12,378
12/31/2007                $14,730                    $15,769          $12,370
 1/31/2008                $14,839                    $15,968          $12,431
 2/29/2008                $14,136                    $15,237          $12,467
 3/31/2008                $14,439                    $15,672          $12,575
 4/30/2008                $14,604                    $15,856          $12,652
 5/31/2008                $14,725                    $15,952          $12,758
 6/30/2008                $14,544                    $15,771          $12,887
 7/31/2008                $14,483                    $15,831          $12,954
 8/31/2008                $14,604                    $16,017          $12,903
 9/30/2008                $13,682                    $15,265          $12,885
10/31/2008                $12,818                    $15,110          $12,755
11/30/2008                $12,525                    $15,158          $12,510
12/31/2008                $12,186                    $15,379          $12,381
 1/31/2009                $12,862                    $15,942          $12,435
 2/28/2009                $13,132                    $16,025          $12,497
 3/31/2009                $13,141                    $16,028          $12,527
 4/30/2009                $13,496                    $16,349          $12,558
 5/31/2009                $14,109                    $16,522          $12,595
 6/30/2009                $14,030                    $16,367          $12,703
 7/31/2009                $14,198                    $16,641          $12,683
 8/31/2009                $14,640                    $16,925          $12,711
 9/30/2009                $15,733                    $17,532          $12,719
10/31/2009                $15,417                    $17,164          $12,731
11/30/2009                $15,408                    $17,306          $12,740
12/31/2009                $15,571                    $17,365          $12,718
 1/31/2010                $15,716                    $17,455          $12,761
 2/28/2010                $15,886                    $17,624          $12,764


                               68 | Annual Report

CLASS C (3/1/00-2/28/10)

AVERAGE ANNUAL TOTAL RETURN

CLASS C    2/28/10
-------    -------
1-Year     +19.28%
5-Year      +3.23%
10-Year     +4.62%

                               (PERFORMANCE GRAPH)

                FRANKLIN HIGH YIELD TAX-FREE     BARCLAYS CAPITAL
     DATE           INCOME FUND - CLASS C      MUNICIPAL BOND INDEX     CPI
-------------   ----------------------------   --------------------   -------
  3/1/2000                $10,000                    $10,000          $10,000
 3/31/2000                $10,198                    $10,218          $10,082
 4/30/2000                $10,161                    $10,158          $10,088
 5/31/2000                $10,085                    $10,105          $10,100
 6/30/2000                $10,179                    $10,373          $10,153
 7/31/2000                $10,297                    $10,518          $10,177
 8/31/2000                $10,432                    $10,680          $10,177
 9/30/2000                $10,388                    $10,624          $10,230
10/31/2000                $10,455                    $10,740          $10,247
11/30/2000                $10,449                    $10,821          $10,253
12/31/2000                $10,532                    $11,089          $10,247
 1/31/2001                $10,594                    $11,198          $10,312
 2/28/2001                $10,645                    $11,234          $10,353
 3/31/2001                $10,743                    $11,334          $10,377
 4/30/2001                $10,685                    $11,212          $10,418
 5/31/2001                $10,790                    $11,332          $10,465
 6/30/2001                $10,885                    $11,408          $10,483
 7/31/2001                $11,055                    $11,577          $10,453
 8/31/2001                $11,223                    $11,768          $10,453
 9/30/2001                $11,114                    $11,729          $10,501
10/31/2001                $11,203                    $11,868          $10,465
11/30/2001                $11,164                    $11,768          $10,448
12/31/2001                $11,085                    $11,657          $10,406
 1/31/2002                $11,236                    $11,859          $10,430
 2/28/2002                $11,281                    $12,002          $10,471
 3/31/2002                $11,185                    $11,767          $10,530
 4/30/2002                $11,307                    $11,997          $10,589
 5/31/2002                $11,344                    $12,070          $10,589
 6/30/2002                $11,424                    $12,197          $10,595
 7/31/2002                $11,475                    $12,354          $10,607
 8/31/2002                $11,533                    $12,503          $10,642
 9/30/2002                $11,602                    $12,776          $10,660
10/31/2002                $11,314                    $12,565          $10,677
11/30/2002                $11,406                    $12,512          $10,677
12/31/2002                $11,598                    $12,776          $10,654
 1/31/2003                $11,603                    $12,744          $10,701
 2/28/2003                $11,661                    $12,922          $10,783
 3/31/2003                $11,581                    $12,930          $10,848
 4/30/2003                $11,707                    $13,015          $10,824
 5/31/2003                $11,984                    $13,320          $10,807
 6/30/2003                $11,999                    $13,263          $10,819
 7/31/2003                $11,777                    $12,799          $10,830
 8/31/2003                $11,805                    $12,895          $10,872
 9/30/2003                $12,128                    $13,274          $10,907
10/31/2003                $12,182                    $13,207          $10,895
11/30/2003                $12,323                    $13,345          $10,866
12/31/2003                $12,444                    $13,455          $10,854
 1/31/2004                $12,580                    $13,532          $10,907
 2/29/2004                $12,733                    $13,736          $10,966
 3/31/2004                $12,704                    $13,688          $11,037
 4/30/2004                $12,510                    $13,364          $11,072
 5/31/2004                $12,457                    $13,315          $11,137
 6/30/2004                $12,507                    $13,364          $11,172
 7/31/2004                $12,645                    $13,540          $11,154
 8/31/2004                $12,841                    $13,811          $11,160
 9/30/2004                $12,916                    $13,884          $11,184
10/31/2004                $13,042                    $14,004          $11,243
11/30/2004                $13,068                    $13,888          $11,249
12/31/2004                $13,243                    $14,058          $11,207
 1/31/2005                $13,376                    $14,189          $11,231
 2/28/2005                $13,403                    $14,142          $11,296
 3/31/2005                $13,387                    $14,053          $11,384
 4/30/2005                $13,597                    $14,274          $11,461
 5/31/2005                $13,713                    $14,375          $11,449
 6/30/2005                $13,820                    $14,464          $11,455
 7/31/2005                $13,861                    $14,399          $11,508
 8/31/2005                $13,951                    $14,544          $11,567
 9/30/2005                $13,766                    $14,446          $11,708
10/31/2005                $13,677                    $14,359          $11,731
11/30/2005                $13,713                    $14,428          $11,637
12/31/2005                $13,879                    $14,552          $11,590
 1/31/2006                $13,915                    $14,591          $11,678
 2/28/2006                $14,074                    $14,689          $11,702
 3/31/2006                $14,026                    $14,588          $11,767
 4/30/2006                $14,048                    $14,583          $11,867
 5/31/2006                $14,073                    $14,648          $11,926
 6/30/2006                $14,098                    $14,592          $11,949
 7/31/2006                $14,254                    $14,766          $11,985
 8/31/2006                $14,435                    $14,985          $12,008
 9/30/2006                $14,565                    $15,089          $11,949
10/31/2006                $14,684                    $15,184          $11,885
11/30/2006                $14,839                    $15,311          $11,867
12/31/2006                $14,837                    $15,257          $11,885
 1/31/2007                $14,822                    $15,217          $11,921
 2/28/2007                $14,966                    $15,418          $11,985
 3/31/2007                $14,915                    $15,380          $12,094
 4/30/2007                $14,965                    $15,426          $12,172
 5/31/2007                $14,883                    $15,357          $12,247
 6/30/2007                $14,800                    $15,278          $12,270
 7/31/2007                $14,853                    $15,396          $12,267
 8/31/2007                $14,605                    $15,330          $12,245
 9/30/2007                $14,834                    $15,557          $12,279
10/31/2007                $14,875                    $15,626          $12,305
11/30/2007                $14,833                    $15,726          $12,378
12/31/2007                $14,734                    $15,769          $12,370
 1/31/2008                $14,842                    $15,968          $12,431
 2/29/2008                $14,141                    $15,237          $12,467
 3/31/2008                $14,420                    $15,672          $12,575
 4/30/2008                $14,590                    $15,856          $12,652
 5/31/2008                $14,704                    $15,952          $12,758
 6/30/2008                $14,517                    $15,771          $12,887
 7/31/2008                $14,436                    $15,831          $12,954
 8/31/2008                $14,566                    $16,017          $12,903
 9/30/2008                $13,634                    $15,265          $12,885
10/31/2008                $12,763                    $15,110          $12,755
11/30/2008                $12,473                    $15,158          $12,510
12/31/2008                $12,129                    $15,379          $12,381
 1/31/2009                $12,804                    $15,942          $12,435
 2/28/2009                $13,066                    $16,025          $12,497
 3/31/2009                $13,050                    $16,028          $12,527
 4/30/2009                $13,407                    $16,349          $12,558
 5/31/2009                $14,022                    $16,522          $12,595
 6/30/2009                $13,934                    $16,367          $12,703
 7/31/2009                $14,091                    $16,641          $12,683
 8/31/2009                $14,518                    $16,925          $12,711
 9/30/2009                $15,596                    $17,532          $12,719
10/31/2009                $15,282                    $17,164          $12,731
11/30/2009                $15,265                    $17,306          $12,740
12/31/2009                $15,401                    $17,365          $12,718
 1/31/2010                $15,554                    $17,455          $12,761
 2/28/2010                $15,713                    $17,624          $12,764

ADVISOR CLASS (3/1/00-2/28/10)(8)

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +21.14%
5-Year              +3.87%
10-Year             +5.24%

                               (PERFORMANCE GRAPH)

                FRANKLIN HIGH YIELD TAX-FREE     BARCLAYS CAPITAL
     DATE        INCOME FUND - ADVISOR CLASS   MUNICIPAL BOND INDEX     CPI
-------------   ----------------------------   --------------------   -------
  3/1/2000                $10,000                    $10,000          $10,000
 3/31/2000                $10,204                    $10,218          $10,082
 4/30/2000                $10,162                    $10,158          $10,088
 5/31/2000                $10,099                    $10,105          $10,100
 6/30/2000                $10,190                    $10,373          $10,153
 7/31/2000                $10,313                    $10,518          $10,177
 8/31/2000                $10,455                    $10,680          $10,177
 9/30/2000                $10,415                    $10,624          $10,230
10/31/2000                $10,487                    $10,740          $10,247
11/30/2000                $10,486                    $10,821          $10,253
12/31/2000                $10,575                    $11,089          $10,247
 1/31/2001                $10,642                    $11,198          $10,312
 2/28/2001                $10,699                    $11,234          $10,353
 3/31/2001                $10,803                    $11,334          $10,377
 4/30/2001                $10,750                    $11,212          $10,418
 5/31/2001                $10,862                    $11,332          $10,465
 6/30/2001                $10,953                    $11,408          $10,483
 7/31/2001                $11,130                    $11,577          $10,453
 8/31/2001                $11,306                    $11,768          $10,453
 9/30/2001                $11,211                    $11,729          $10,501
10/31/2001                $11,296                    $11,868          $10,465
11/30/2001                $11,272                    $11,768          $10,448
12/31/2001                $11,198                    $11,657          $10,406
 1/31/2002                $11,345                    $11,859          $10,430
 2/28/2002                $11,397                    $12,002          $10,471
 3/31/2002                $11,304                    $11,767          $10,530
 4/30/2002                $11,434                    $11,997          $10,589
 5/31/2002                $11,477                    $12,070          $10,589
 6/30/2002                $11,564                    $12,197          $10,595
 7/31/2002                $11,621                    $12,354          $10,607
 8/31/2002                $11,686                    $12,503          $10,642
 9/30/2002                $11,761                    $12,776          $10,660
10/31/2002                $11,483                    $12,565          $10,677
11/30/2002                $11,572                    $12,512          $10,677
12/31/2002                $11,774                    $12,776          $10,654
 1/31/2003                $11,784                    $12,744          $10,701
 2/28/2003                $11,849                    $12,922          $10,783
 3/31/2003                $11,772                    $12,930          $10,848
 4/30/2003                $11,908                    $13,015          $10,824
 5/31/2003                $12,186                    $13,320          $10,807
 6/30/2003                $12,218                    $13,263          $10,819
 7/31/2003                $11,997                    $12,799          $10,830
 8/31/2003                $12,031                    $12,895          $10,872
 9/30/2003                $12,357                    $13,274          $10,907
10/31/2003                $12,419                    $13,207          $10,895
11/30/2003                $12,570                    $13,345          $10,866
12/31/2003                $12,712                    $13,455          $10,854
 1/31/2004                $12,857                    $13,532          $10,907
 2/29/2004                $13,009                    $13,736          $10,966
 3/31/2004                $12,985                    $13,688          $11,037
 4/30/2004                $12,792                    $13,364          $11,072
 5/31/2004                $12,744                    $13,315          $11,137
 6/30/2004                $12,801                    $13,364          $11,172
 7/31/2004                $12,950                    $13,540          $11,154
 8/31/2004                $13,158                    $13,811          $11,160
 9/30/2004                $13,243                    $13,884          $11,184
10/31/2004                $13,378                    $14,004          $11,243
11/30/2004                $13,411                    $13,888          $11,249
12/31/2004                $13,586                    $14,058          $11,207
 1/31/2005                $13,743                    $14,189          $11,231
 2/28/2005                $13,778                    $14,142          $11,296
 3/31/2005                $13,755                    $14,053          $11,384
 4/30/2005                $13,980                    $14,274          $11,461
 5/31/2005                $14,108                    $14,375          $11,449
 6/30/2005                $14,225                    $14,464          $11,455
 7/31/2005                $14,275                    $14,399          $11,508
 8/31/2005                $14,374                    $14,544          $11,567
 9/30/2005                $14,188                    $14,446          $11,708
10/31/2005                $14,103                    $14,359          $11,731
11/30/2005                $14,146                    $14,428          $11,637
12/31/2005                $14,327                    $14,552          $11,590
 1/31/2006                $14,365                    $14,591          $11,678
 2/28/2006                $14,525                    $14,689          $11,702
 3/31/2006                $14,496                    $14,588          $11,767
 4/30/2006                $14,528                    $14,583          $11,867
 5/31/2006                $14,562                    $14,648          $11,926
 6/30/2006                $14,569                    $14,592          $11,949
 7/31/2006                $14,753                    $14,766          $11,985
 8/31/2006                $14,950                    $14,985          $12,008
 9/30/2006                $15,093                    $15,089          $11,949
10/31/2006                $15,226                    $15,184          $11,885
11/30/2006                $15,396                    $15,311          $11,867
12/31/2006                $15,402                    $15,257          $11,885
 1/31/2007                $15,395                    $15,217          $11,921
 2/28/2007                $15,553                    $15,418          $11,985
 3/31/2007                $15,509                    $15,380          $12,094
 4/30/2007                $15,571                    $15,426          $12,172
 5/31/2007                $15,493                    $15,357          $12,247
 6/30/2007                $15,414                    $15,278          $12,270
 7/31/2007                $15,479                    $15,396          $12,267
 8/31/2007                $15,226                    $15,330          $12,245
 9/30/2007                $15,476                    $15,557          $12,279
10/31/2007                $15,527                    $15,626          $12,305
11/30/2007                $15,491                    $15,726          $12,378
12/31/2007                $15,396                    $15,769          $12,370
 1/31/2008                $15,517                    $15,968          $12,431
 2/29/2008                $14,786                    $15,237          $12,467
 3/31/2008                $15,103                    $15,672          $12,575
 4/30/2008                $15,291                    $15,856          $12,652
 5/31/2008                $15,405                    $15,952          $12,758
 6/30/2008                $15,216                    $15,771          $12,887
 7/31/2008                $15,154                    $15,831          $12,954
 8/31/2008                $15,285                    $16,017          $12,903
 9/30/2008                $14,320                    $15,265          $12,885
10/31/2008                $13,420                    $15,110          $12,755
11/30/2008                $13,121                    $15,158          $12,510
12/31/2008                $12,763                    $15,379          $12,381
 1/31/2009                $13,471                    $15,942          $12,435
 2/28/2009                $13,755                    $16,025          $12,497
 3/31/2009                $13,762                    $16,028          $12,527
 4/30/2009                $14,133                    $16,349          $12,558
 5/31/2009                $14,795                    $16,522          $12,595
 6/30/2009                $14,709                    $16,367          $12,703
 7/31/2009                $14,869                    $16,641          $12,683
 8/31/2009                $15,332                    $16,925          $12,711
 9/30/2009                $16,490                    $17,532          $12,719
10/31/2009                $16,163                    $17,164          $12,731
11/30/2009                $16,154                    $17,306          $12,740
12/31/2009                $16,309                    $17,365          $12,718
 1/31/2010                $16,466                    $17,455          $12,761
 2/28/2010                $16,661                    $17,624          $12,764


                               Annual Report | 69

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the 2010 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 1/3/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/3/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/2/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/3/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +16.24% and +3.69%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               70 | Annual Report

Your Fund's Expenses

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 71

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09     VALUE 2/28/10    PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,085.30              $3.31
Hypothetical (5% return before expenses)         $1,000           $1,021.62              $3.21

CLASS B
Actual                                           $1,000           $1,081.80              $6.14
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96

CLASS C
Actual                                           $1,000           $1,082.40              $6.14
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96

ADVISOR CLASS
Actual                                           $1,000           $1,086.70              $2.79
Hypothetical (5% return before expenses)         $1,000           $1,022.12              $2.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; C: 1.19%; and Advisor:
     0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               72 | Annual Report

Franklin New Jersey Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New Jersey Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund
2/28/10

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                             20.9%
AA                              24.4%
A                               23.7%
BBB                             12.1%
Below Investment Grade           0.9%
Not Rated by S&P                18.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.2%      2.0%
AA or Aa                   1.9%      0.3%
A                          9.0%       --
BBB or Baa                 3.7%      0.3%
Below Investment Grade     0.6%       --
                          ----       ---
Total                     15.4%      2.6%

We are pleased to bring you Franklin New Jersey Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.29 on February 28, 2009, to $11.99 on February 28, 2010. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 198.


                               Annual Report | 73

DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund

                                   DIVIDEND PER SHARE
                 -----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C     ADVISOR CLASS
-----            ----------   ----------   ----------   --------------
March 2009       4.15 cents   3.65 cents   3.64 cents     4.24 cents
April 2009       4.15 cents   3.65 cents   3.64 cents     4.24 cents
May 2009         4.15 cents   3.65 cents   3.64 cents     4.24 cents
June 2009        4.20 cents   3.67 cents   3.65 cents     4.30 cents
July 2009        4.20 cents   3.67 cents   3.65 cents     4.30 cents
August 2009      4.20 cents   3.67 cents   3.65 cents     4.30 cents
September 2009   4.30 cents   3.76 cents   3.76 cents     4.39 cents
October 2009     4.30 cents   3.76 cents   3.76 cents     4.39 cents
November 2009    4.30 cents   3.76 cents   3.76 cents     4.39 cents
December 2009    4.30 cents   3.72 cents   3.72 cents     4.40 cents
January 2010     4.30 cents   3.72 cents   3.72 cents     4.40 cents
February 2010    4.30 cents   3.72 cents   3.72 cents     4.40 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 50.80 cents per share for the same period.(2) The Performance Summary beginning on page 76 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.12% based on an annualization of the current 4.30 cent per share dividend and the maximum offering price of $12.52 on February 28, 2010. An investor in the 2010 maximum combined effective federal and New Jersey personal income tax bracket of 40.83% would need to earn a distribution rate of 6.96% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

In the 12 months under review, New Jersey's economy struggled with the lingering effects of a severe national recession. Although the country's gross domestic product returned to growth, New Jersey's economic conditions remained lack-luster for most of the reporting period despite high wealth and income levels.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               74 | Annual Report

The number of unemployment insurance claims has been on the decline since May 2009, and job losses slowed toward period-end, but the state's unemployment rate rose from 8.2% in February 2009 to 9.8% in February 2010.3

Similar to that of most states, New Jersey's fiscal management was put to the test with a drastic fall in tax revenues and higher expenditure pressures. For the state's 2010 budget, collections in sales tax, income tax and corporate business taxes so far all came in below estimates. Significant cuts to education and health services, reduced pension funding and the introduction of Powerball lottery bridged an incremental gap. However, the budget remained structurally imbalanced since most of the measures, including the federal fiscal stimulus, were nonrecurring and temporary. Furthermore, New Jersey employed the full use of its reserves during the 2009 fiscal year, which did not leave much for the 2010 budget.

New Jersey's net tax-supported debt as a percentage of personal income was 6.7% and debt per capita was $3,418 compared with the 2.1% and $739 national medians.(4) The state's debt burden is among the highest in the country and its pension funding level among the lowest. Given these factors, independent credit rating agency Moody's Investors Service assigned New Jersey's general obligation bonds a rating of Aa3 with a negative outlook.(5)

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(5.) This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin New Jersey Tax-Free Income Fund
2/28/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     21.1%
Hospital & Health Care                          17.0%
Transportation                                  16.1%
Subject to Government Appropriations            12.9%
Higher Education                                 9.9%
Utilities                                        7.0%
Other Revenue                                    5.1%
Tax-Supported                                    4.9%
General Obligation                               4.4%
Housing                                          1.5%
Corporate-Backed                                 0.1%

*    Does not include short-term investments and other net assets.


                               Annual Report | 75

Performance Summary as of 2/28/10

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRNJX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.70    $11.99    $11.29
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.5080

CLASS B (SYMBOL: FNJBX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.71    $12.07    $11.36
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4435

CLASS C (SYMBOL: FNIIX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.72    $12.11    $11.39
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4426

ADVISOR CLASS (SYMBOL: FNJZX)              CHANGE   2/28/10   2/28/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.70    $11.99    $11.29
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.5194


                               76 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                              1-YEAR    5-YEAR   10-YEAR
-------                                             -------   -------   -------
Cumulative Total Return(1)                          +10.87%   +21.94%   +71.29%
Average Annual Total Return(2)                       +6.17%    +3.15%    +5.07%
Avg. Ann. Total Return (3/31/10)(3)                  +6.24%    +3.28%    +4.86%
   Distribution Rate(4)                      4.12%
   Taxable Equivalent Distribution Rate(5)   6.96%
   30-Day Standardized Yield(6)              3.39%
   Taxable Equivalent Yield(5)               5.73%
   Total Annual Operating Expenses(7)        0.63%

CLASS B                                              1-YEAR    5-YEAR   10-YEAR
-------                                             -------   -------   -------
Cumulative Total Return(1)                          +10.30%   +18.71%   +64.49%
Average Annual Total Return(2)                       +6.30%    +3.14%    +5.10%
Avg. Ann. Total Return (3/31/10)(3)                  +6.48%    +3.26%    +4.89%
   Distribution Rate(4)                      3.72%
   Taxable Equivalent Distribution Rate(5)   6.29%
   30-Day Standardized Yield(6)              2.99%
   Taxable Equivalent Yield(5)               5.05%
   Total Annual Operating Expenses(7)        1.18%

CLASS C                                              1-YEAR    5-YEAR   10-YEAR
-------                                             -------   -------   -------
Cumulative Total Return(1)                          +10.35%   +18.73%   +62.35%
Average Annual Total Return(2)                       +9.35%    +3.49%    +4.97%
Avg. Ann. Total Return (3/31/10)(3)                  +9.43%    +3.63%    +4.75%
   Distribution Rate(4)                      3.69%
   Taxable Equivalent Distribution Rate(5)   6.24%
   30-Day Standardized Yield(6)              3.00%
   Taxable Equivalent Yield(5)               5.07%
   Total Annual Operating Expenses(7)        1.18%

ADVISOR CLASS(8)                                     1-YEAR    5-YEAR   10-YEAR
----------------                                    -------   -------   -------
Cumulative Total Return(1)                          +10.98%   +22.13%   +71.56%
Average Annual Total Return(2)                      +10.98%    +4.08%    +5.55%
Avg. Ann. Total Return (3/31/10)(3)                 +11.07%    +4.22%    +5.34%
   Distribution Rate(4)                      4.41%
   Taxable Equivalent Distribution Rate(5)   7.45%
   30-Day Standardized Yield(6)              3.65%
   Taxable Equivalent Yield(5)               6.17%
   Total Annual Operating Expenses(7)        0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 77

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +6.17%
5-Year     +3.15%
10-Year    +5.07%

CLASS A (3/1/00-2/28/10)

                              (PERFORMANCE GRAPH)

               FRANKLIN NEW
             JERSEY TAX-FREE   BARCLAYS CAPITAL
                  INCOME        MUNICIPAL BOND
   DATE       FUND - CLASS A         INDEX          CPI
----------   ---------------   ----------------   -------
  3/1/2000       $ 9,575            $10,000       $10,000
 3/31/2000       $ 9,791            $10,218       $10,082
 4/30/2000       $ 9,732            $10,158       $10,088
 5/31/2000       $ 9,663            $10,105       $10,100
 6/30/2000       $ 9,918            $10,373       $10,153
 7/31/2000       $10,053            $10,518       $10,177
 8/31/2000       $10,213            $10,680       $10,177
 9/30/2000       $10,149            $10,624       $10,230
10/31/2000       $10,275            $10,740       $10,247
11/30/2000       $10,354            $10,821       $10,253
12/31/2000       $10,608            $11,089       $10,247
 1/31/2001       $10,660            $11,198       $10,312
 2/28/2001       $10,739            $11,234       $10,353
 3/31/2001       $10,825            $11,334       $10,377
 4/30/2001       $10,713            $11,212       $10,418
 5/31/2001       $10,832            $11,332       $10,465
 6/30/2001       $10,922            $11,408       $10,483
 7/31/2001       $11,090            $11,577       $10,453
 8/31/2001       $11,238            $11,768       $10,453
 9/30/2001       $11,169            $11,729       $10,501
10/31/2001       $11,300            $11,868       $10,465
11/30/2001       $11,210            $11,768       $10,448
12/31/2001       $11,103            $11,657       $10,406
 1/31/2002       $11,281            $11,859       $10,430
 2/28/2002       $11,421            $12,002       $10,471
 3/31/2002       $11,210            $11,767       $10,530
 4/30/2002       $11,410            $11,997       $10,589
 5/31/2002       $11,476            $12,070       $10,589
 6/30/2002       $11,580            $12,197       $10,595
 7/31/2002       $11,706            $12,354       $10,607
 8/31/2002       $11,840            $12,503       $10,642
 9/30/2002       $12,101            $12,776       $10,660
10/31/2002       $11,851            $12,565       $10,677
11/30/2002       $11,807            $12,512       $10,677
12/31/2002       $12,063            $12,776       $10,654
 1/31/2003       $12,009            $12,744       $10,701
 2/28/2003       $12,154            $12,922       $10,783
 3/31/2003       $12,173            $12,930       $10,848
 4/30/2003       $12,259            $13,015       $10,824
 5/31/2003       $12,542            $13,320       $10,807
 6/30/2003       $12,494            $13,263       $10,819
 7/31/2003       $12,017            $12,799       $10,830
 8/31/2003       $12,114            $12,895       $10,872
 9/30/2003       $12,416            $13,274       $10,907
10/31/2003       $12,372            $13,207       $10,895
11/30/2003       $12,520            $13,345       $10,866
12/31/2003       $12,639            $13,455       $10,854
 1/31/2004       $12,729            $13,532       $10,907
 2/29/2004       $12,919            $13,736       $10,966
 3/31/2004       $12,904            $13,688       $11,037
 4/30/2004       $12,581            $13,364       $11,072
 5/31/2004       $12,544            $13,315       $11,137
 6/30/2004       $12,601            $13,364       $11,172
 7/31/2004       $12,779            $13,540       $11,154
 8/31/2004       $13,010            $13,811       $11,160
 9/30/2004       $13,112            $13,884       $11,184
10/31/2004       $13,226            $14,004       $11,243
11/30/2004       $13,120            $13,888       $11,249
12/31/2004       $13,290            $14,058       $11,207
 1/31/2005       $13,479            $14,189       $11,231
 2/28/2005       $13,450            $14,142       $11,296
 3/31/2005       $13,393            $14,053       $11,384
 4/30/2005       $13,595            $14,274       $11,461
 5/31/2005       $13,713            $14,375       $11,449
 6/30/2005       $13,788            $14,464       $11,455
 7/31/2005       $13,748            $14,399       $11,508
 8/31/2005       $13,875            $14,544       $11,567
 9/30/2005       $13,779            $14,446       $11,708
10/31/2005       $13,703            $14,359       $11,731
11/30/2005       $13,763            $14,428       $11,637
12/31/2005       $13,883            $14,552       $11,590
 1/31/2006       $13,897            $14,591       $11,678
 2/28/2006       $14,011            $14,689       $11,702
 3/31/2006       $13,915            $14,588       $11,767
 4/30/2006       $13,929            $14,583       $11,867
 5/31/2006       $13,956            $14,648       $11,926
 6/30/2006       $13,914            $14,592       $11,949
 7/31/2006       $14,069            $14,766       $11,985
 8/31/2006       $14,249            $14,985       $12,008
 9/30/2006       $14,358            $15,089       $11,949
10/31/2006       $14,446            $15,184       $11,885
11/30/2006       $14,590            $15,311       $11,867
12/31/2006       $14,545            $15,257       $11,885
 1/31/2007       $14,513            $15,217       $11,921
 2/28/2007       $14,706            $15,418       $11,985
 3/31/2007       $14,653            $15,380       $12,094
 4/30/2007       $14,702            $15,426       $12,172
 5/31/2007       $14,645            $15,357       $12,247
 6/30/2007       $14,574            $15,278       $12,270
 7/31/2007       $14,675            $15,396       $12,267
 8/31/2007       $14,579            $15,330       $12,245
 9/30/2007       $14,813            $15,557       $12,279
10/31/2007       $14,866            $15,626       $12,305
11/30/2007       $14,931            $15,726       $12,378
12/31/2007       $14,933            $15,769       $12,370
 1/31/2008       $15,070            $15,968       $12,431
 2/29/2008       $14,370            $15,237       $12,467
 3/31/2008       $14,811            $15,672       $12,575
 4/30/2008       $15,016            $15,856       $12,652
 5/31/2008       $15,121            $15,952       $12,758
 6/30/2008       $14,955            $15,771       $12,887
 7/31/2008       $14,985            $15,831       $12,954
 8/31/2008       $15,140            $16,017       $12,903
 9/30/2008       $14,370            $15,265       $12,885
10/31/2008       $14,106            $15,110       $12,755
11/30/2008       $14,001            $15,158       $12,510
12/31/2008       $14,094            $15,379       $12,381
 1/31/2009       $14,616            $15,942       $12,435
 2/28/2009       $14,794            $16,025       $12,497
 3/31/2009       $14,817            $16,028       $12,527
 4/30/2009       $15,172            $16,349       $12,558
 5/31/2009       $15,359            $16,522       $12,595
 6/30/2009       $15,254            $16,367       $12,703
 7/31/2009       $15,472            $16,641       $12,683
 8/31/2009       $15,794            $16,925       $12,711
 9/30/2009       $16,426            $17,532       $12,719
10/31/2009       $16,151            $17,164       $12,731
11/30/2009       $16,141            $17,306       $12,740
12/31/2009       $16,239            $17,365       $12,718
 1/31/2010       $16,297            $17,455       $12,761
 2/28/2010       $16,398            $17,624       $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS B   2/28/10
-------   -------
1-Year     +6.30%
5-Year     +3.14%
10-Year    +5.10%

CLASS B (3/1/00-2/28/10)

                              (PERFORMANCE GRAPH)

               FRANKLIN NEW
             JERSEY TAX-FREE   BARCLAYS CAPITAL
                  INCOME        MUNICIPAL BOND
   DATE       FUND - CLASS B         INDEX          CPI
----------   ---------------   ----------------   -------
  3/1/2000       $10,000            $10,000       $10,000
 3/31/2000       $10,221            $10,218       $10,082
 4/30/2000       $10,155            $10,158       $10,088
 5/31/2000       $10,077            $10,105       $10,100
 6/30/2000       $10,348            $10,373       $10,153
 7/31/2000       $10,492            $10,518       $10,177
 8/31/2000       $10,654            $10,680       $10,177
 9/30/2000       $10,582            $10,624       $10,230
10/31/2000       $10,708            $10,740       $10,247
11/30/2000       $10,786            $10,821       $10,253
12/31/2000       $11,044            $11,089       $10,247
 1/31/2001       $11,094            $11,198       $10,312
 2/28/2001       $11,181            $11,234       $10,353
 3/31/2001       $11,263            $11,334       $10,377
 4/30/2001       $11,142            $11,212       $10,418
 5/31/2001       $11,260            $11,332       $10,465
 6/30/2001       $11,348            $11,408       $10,483
 7/31/2001       $11,517            $11,577       $10,453
 8/31/2001       $11,665            $11,768       $10,453
 9/30/2001       $11,598            $11,729       $10,501
10/31/2001       $11,728            $11,868       $10,465
11/30/2001       $11,620            $11,768       $10,448
12/31/2001       $11,513            $11,657       $10,406
 1/31/2002       $11,692            $11,859       $10,430
 2/28/2002       $11,831            $12,002       $10,471
 3/31/2002       $11,607            $11,767       $10,530
 4/30/2002       $11,808            $11,997       $10,589
 5/31/2002       $11,880            $12,070       $10,589
 6/30/2002       $11,972            $12,197       $10,595
 7/31/2002       $12,106            $12,354       $10,607
 8/31/2002       $12,228            $12,503       $10,642
 9/30/2002       $12,492            $12,776       $10,660
10/31/2002       $12,238            $12,565       $10,677
11/30/2002       $12,188            $12,512       $10,677
12/31/2002       $12,445            $12,776       $10,654
 1/31/2003       $12,383            $12,744       $10,701
 2/28/2003       $12,527            $12,922       $10,783
 3/31/2003       $12,540            $12,930       $10,848
 4/30/2003       $12,623            $13,015       $10,824
 5/31/2003       $12,907            $13,320       $10,807
 6/30/2003       $12,853            $13,263       $10,819
 7/31/2003       $12,359            $12,799       $10,830
 8/31/2003       $12,452            $12,895       $10,872
 9/30/2003       $12,755            $13,274       $10,907
10/31/2003       $12,703            $13,207       $10,895
11/30/2003       $12,859            $13,345       $10,866
12/31/2003       $12,964            $13,455       $10,854
 1/31/2004       $13,051            $13,532       $10,907
 2/29/2004       $13,240            $13,736       $10,966
 3/31/2004       $13,229            $13,688       $11,037
 4/30/2004       $12,883            $13,364       $11,072
 5/31/2004       $12,839            $13,315       $11,137
 6/30/2004       $12,902            $13,364       $11,172
 7/31/2004       $13,066            $13,540       $11,154
 8/31/2004       $13,295            $13,811       $11,160
 9/30/2004       $13,393            $13,884       $11,184
10/31/2004       $13,503            $14,004       $11,243
11/30/2004       $13,390            $13,888       $11,249
12/31/2004       $13,568            $14,058       $11,207
 1/31/2005       $13,742            $14,189       $11,231
 2/28/2005       $13,707            $14,142       $11,296
 3/31/2005       $13,654            $14,053       $11,384
 4/30/2005       $13,841            $14,274       $11,461
 5/31/2005       $13,954            $14,375       $11,449
 6/30/2005       $14,034            $14,464       $11,455
 7/31/2005       $13,976            $14,399       $11,508
 8/31/2005       $14,098            $14,544       $11,567
 9/30/2005       $14,006            $14,446       $11,708
10/31/2005       $13,923            $14,359       $11,731
11/30/2005       $13,978            $14,428       $11,637
12/31/2005       $14,081            $14,552       $11,590
 1/31/2006       $14,089            $14,591       $11,678
 2/28/2006       $14,209            $14,689       $11,702
 3/31/2006       $14,106            $14,588       $11,767
 4/30/2006       $14,102            $14,583       $11,867
 5/31/2006       $14,135            $14,648       $11,926
 6/30/2006       $14,085            $14,592       $11,949
 7/31/2006       $14,235            $14,766       $11,985
 8/31/2006       $14,409            $14,985       $12,008
 9/30/2006       $14,501            $15,089       $11,949
10/31/2006       $14,594            $15,184       $11,885
11/30/2006       $14,732            $15,311       $11,867
12/31/2006       $14,681            $15,257       $11,885
 1/31/2007       $14,642            $15,217       $11,921
 2/28/2007       $14,817            $15,418       $11,985
 3/31/2007       $14,768            $15,380       $12,094
 4/30/2007       $14,811            $15,426       $12,172
 5/31/2007       $14,746            $15,357       $12,247
 6/30/2007       $14,669            $15,278       $12,270
 7/31/2007       $14,763            $15,396       $12,267
 8/31/2007       $14,660            $15,330       $12,245
 9/30/2007       $14,875            $15,557       $12,279
10/31/2007       $14,934            $15,626       $12,305
11/30/2007       $14,992            $15,726       $12,378
12/31/2007       $14,986            $15,769       $12,370
 1/31/2008       $15,117            $15,968       $12,431
 2/29/2008       $14,413            $15,237       $12,467
 3/31/2008       $14,856            $15,672       $12,575
 4/30/2008       $15,062            $15,856       $12,652
 5/31/2008       $15,165            $15,952       $12,758
 6/30/2008       $15,001            $15,771       $12,887
 7/31/2008       $15,031            $15,831       $12,954
 8/31/2008       $15,183            $16,017       $12,903
 9/30/2008       $14,413            $15,265       $12,885
10/31/2008       $14,147            $15,110       $12,755
11/30/2008       $14,039            $15,158       $12,510
12/31/2008       $14,136            $15,379       $12,381
 1/31/2009       $14,658            $15,942       $12,435
 2/28/2009       $14,837            $16,025       $12,497
 3/31/2009       $14,862            $16,028       $12,527
 4/30/2009       $15,218            $16,349       $12,558
 5/31/2009       $15,403            $16,522       $12,595
 6/30/2009       $15,301            $16,367       $12,703
 7/31/2009       $15,519            $16,641       $12,683
 8/31/2009       $15,844            $16,925       $12,711
 9/30/2009       $16,477            $17,532       $12,719
10/31/2009       $16,200            $17,164       $12,731
11/30/2009       $16,191            $17,306       $12,740
12/31/2009       $16,289            $17,365       $12,718
 1/31/2010       $16,345            $17,455       $12,761
 2/28/2010       $16,449            $17,624       $12,764


                               78 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +9.35%
5-Year     +3.49%
10-Year    +4.97%

CLASS C (3/1/00-2/28/10)

                              (PERFORMANCE GRAPH)

               FRANKLIN NEW
             JERSEY TAX-FREE   BARCLAYS CAPITAL
                  INCOME         MUNICIPAL BOND
   DATE       FUND - CLASS C         INDEX          CPI
----------   ---------------   ----------------   -------
  3/1/2000       $10,000            $10,000       $10,000
 3/31/2000       $10,229            $10,218       $10,082
 4/30/2000       $10,154            $10,158       $10,088
 5/31/2000       $10,078            $10,105       $10,100
 6/30/2000       $10,338            $10,373       $10,153
 7/31/2000       $10,481            $10,518       $10,177
 8/31/2000       $10,634            $10,680       $10,177
 9/30/2000       $10,572            $10,624       $10,230
10/31/2000       $10,688            $10,740       $10,247
11/30/2000       $10,766            $10,821       $10,253
12/31/2000       $11,022            $11,089       $10,247
 1/31/2001       $11,072            $11,198       $10,312
 2/28/2001       $11,159            $11,234       $10,353
 3/31/2001       $11,231            $11,334       $10,377
 4/30/2001       $11,120            $11,212       $10,418
 5/31/2001       $11,238            $11,332       $10,465
 6/30/2001       $11,326            $11,408       $10,483
 7/31/2001       $11,494            $11,577       $10,453
 8/31/2001       $11,642            $11,768       $10,453
 9/30/2001       $11,575            $11,729       $10,501
10/31/2001       $11,695            $11,868       $10,465
11/30/2001       $11,597            $11,768       $10,448
12/31/2001       $11,481            $11,657       $10,406
 1/31/2002       $11,668            $11,859       $10,430
 2/28/2002       $11,807            $12,002       $10,471
 3/31/2002       $11,585            $11,767       $10,530
 4/30/2002       $11,775            $11,997       $10,589
 5/31/2002       $11,847            $12,070       $10,589
 6/30/2002       $11,948            $12,197       $10,595
 7/31/2002       $12,072            $12,354       $10,607
 8/31/2002       $12,204            $12,503       $10,642
 9/30/2002       $12,466            $12,776       $10,660
10/31/2002       $12,204            $12,565       $10,677
11/30/2002       $12,154            $12,512       $10,677
12/31/2002       $12,411            $12,776       $10,654
 1/31/2003       $12,350            $12,744       $10,701
 2/28/2003       $12,493            $12,922       $10,783
 3/31/2003       $12,506            $12,930       $10,848
 4/30/2003       $12,588            $13,015       $10,824
 5/31/2003       $12,881            $13,320       $10,807
 6/30/2003       $12,816            $13,263       $10,819
 7/31/2003       $12,323            $12,799       $10,830
 8/31/2003       $12,415            $12,895       $10,872
 9/30/2003       $12,717            $13,274       $10,907
10/31/2003       $12,676            $13,207       $10,895
11/30/2003       $12,821            $13,345       $10,866
12/31/2003       $12,925            $13,455       $10,854
 1/31/2004       $13,022            $13,532       $10,907
 2/29/2004       $13,210            $13,736       $10,966
 3/31/2004       $13,188            $13,688       $11,037
 4/30/2004       $12,855            $13,364       $11,072
 5/31/2004       $12,800            $13,315       $11,137
 6/30/2004       $12,863            $13,364       $11,172
 7/31/2004       $13,038            $13,540       $11,154
 8/31/2004       $13,265            $13,811       $11,160
 9/30/2004       $13,351            $13,884       $11,184
10/31/2004       $13,472            $14,004       $11,243
11/30/2004       $13,359            $13,888       $11,249
12/31/2004       $13,525            $14,058       $11,207
 1/31/2005       $13,709            $14,189       $11,231
 2/28/2005       $13,674            $14,142       $11,296
 3/31/2005       $13,610            $14,053       $11,384
 4/30/2005       $13,807            $14,274       $11,461
 5/31/2005       $13,919            $14,375       $11,449
 6/30/2005       $13,999            $14,464       $11,455
 7/31/2005       $13,941            $14,399       $11,508
 8/31/2005       $14,063            $14,544       $11,567
 9/30/2005       $13,960            $14,446       $11,708
10/31/2005       $13,889            $14,359       $11,731
11/30/2005       $13,931            $14,428       $11,637
12/31/2005       $14,046            $14,552       $11,590
 1/31/2006       $14,054            $14,591       $11,678
 2/28/2006       $14,162            $14,689       $11,702
 3/31/2006       $14,070            $14,588       $11,767
 4/30/2006       $14,066            $14,583       $11,867
 5/31/2006       $14,099            $14,648       $11,926
 6/30/2006       $14,049            $14,592       $11,949
 7/31/2006       $14,187            $14,766       $11,985
 8/31/2006       $14,372            $14,985       $12,008
 9/30/2006       $14,463            $15,089       $11,949
10/31/2006       $14,556            $15,184       $11,885
11/30/2006       $14,693            $15,311       $11,867
12/31/2006       $14,642            $15,257       $11,885
 1/31/2007       $14,603            $15,217       $11,921
 2/28/2007       $14,777            $15,418       $11,985
 3/31/2007       $14,729            $15,380       $12,094
 4/30/2007       $14,771            $15,426       $12,172
 5/31/2007       $14,707            $15,357       $12,247
 6/30/2007       $14,630            $15,278       $12,270
 7/31/2007       $14,724            $15,396       $12,267
 8/31/2007       $14,621            $15,330       $12,245
 9/30/2007       $14,848            $15,557       $12,279
10/31/2007       $14,893            $15,626       $12,305
11/30/2007       $14,964            $15,726       $12,378
12/31/2007       $14,946            $15,769       $12,370
 1/31/2008       $15,076            $15,968       $12,431
 2/29/2008       $14,375            $15,237       $12,467
 3/31/2008       $14,805            $15,672       $12,575
 4/30/2008       $15,001            $15,856       $12,652
 5/31/2008       $15,098            $15,952       $12,758
 6/30/2008       $14,927            $15,771       $12,887
 7/31/2008       $14,962            $15,831       $12,954
 8/31/2008       $15,096            $16,017       $12,903
 9/30/2008       $14,315            $15,265       $12,885
10/31/2008       $14,047            $15,110       $12,755
11/30/2008       $13,950            $15,158       $12,510
12/31/2008       $14,035            $15,379       $12,381
 1/31/2009       $14,544            $15,942       $12,435
 2/28/2009       $14,714            $16,025       $12,497
 3/31/2009       $14,729            $16,028       $12,527
 4/30/2009       $15,072            $16,349       $12,558
 5/31/2009       $15,249            $16,522       $12,595
 6/30/2009       $15,139            $16,367       $12,703
 7/31/2009       $15,359            $16,641       $12,683
 8/31/2009       $15,669            $16,925       $12,711
 9/30/2009       $16,283            $17,532       $12,719
10/31/2009       $16,019            $17,164       $12,731
11/30/2009       $15,988            $17,306       $12,740
12/31/2009       $16,077            $17,365       $12,718
 1/31/2010       $16,127            $17,455       $12,761
 2/28/2010       $16,235            $17,624       $12,764

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +10.98%
5-Year              +4.08%
10-Year             +5.55%

ADVISOR CLASS (3/1/00-2/28/10)(8)

                              (PERFORMANCE GRAPH)

               FRANKLIN NEW
             JERSEY TAX-FREE   BARCLAYS CAPITAL
              INCOME FUND -     MUNICIPAL BOND
   DATE       ADVISOR CLASS          INDEX          CPI
----------   ---------------   ----------------   -------
  3/1/2000       $10,000            $10,000       $10,000
 3/31/2000       $10,226            $10,218       $10,082
 4/30/2000       $10,164            $10,158       $10,088
 5/31/2000       $10,092            $10,105       $10,100
 6/30/2000       $10,358            $10,373       $10,153
 7/31/2000       $10,499            $10,518       $10,177
 8/31/2000       $10,666            $10,680       $10,177
 9/30/2000       $10,599            $10,624       $10,230
10/31/2000       $10,731            $10,740       $10,247
11/30/2000       $10,814            $10,821       $10,253
12/31/2000       $11,078            $11,089       $10,247
 1/31/2001       $11,133            $11,198       $10,312
 2/28/2001       $11,216            $11,234       $10,353
 3/31/2001       $11,305            $11,334       $10,377
 4/30/2001       $11,188            $11,212       $10,418
 5/31/2001       $11,312            $11,332       $10,465
 6/30/2001       $11,407            $11,408       $10,483
 7/31/2001       $11,583            $11,577       $10,453
 8/31/2001       $11,737            $11,768       $10,453
 9/30/2001       $11,665            $11,729       $10,501
10/31/2001       $11,802            $11,868       $10,465
11/30/2001       $11,708            $11,768       $10,448
12/31/2001       $11,596            $11,657       $10,406
 1/31/2002       $11,782            $11,859       $10,430
 2/28/2002       $11,928            $12,002       $10,471
 3/31/2002       $11,708            $11,767       $10,530
 4/30/2002       $11,917            $11,997       $10,589
 5/31/2002       $11,985            $12,070       $10,589
 6/30/2002       $12,094            $12,197       $10,595
 7/31/2002       $12,225            $12,354       $10,607
 8/31/2002       $12,365            $12,503       $10,642
 9/30/2002       $12,638            $12,776       $10,660
10/31/2002       $12,377            $12,565       $10,677
11/30/2002       $12,331            $12,512       $10,677
12/31/2002       $12,599            $12,776       $10,654
 1/31/2003       $12,542            $12,744       $10,701
 2/28/2003       $12,693            $12,922       $10,783
 3/31/2003       $12,713            $12,930       $10,848
 4/30/2003       $12,803            $13,015       $10,824
 5/31/2003       $13,098            $13,320       $10,807
 6/30/2003       $13,049            $13,263       $10,819
 7/31/2003       $12,550            $12,799       $10,830
 8/31/2003       $12,651            $12,895       $10,872
 9/30/2003       $12,967            $13,274       $10,907
10/31/2003       $12,921            $13,207       $10,895
11/30/2003       $13,075            $13,345       $10,866
12/31/2003       $13,200            $13,455       $10,854
 1/31/2004       $13,293            $13,532       $10,907
 2/29/2004       $13,493            $13,736       $10,966
 3/31/2004       $13,476            $13,688       $11,037
 4/30/2004       $13,139            $13,364       $11,072
 5/31/2004       $13,101            $13,315       $11,137
 6/30/2004       $13,160            $13,364       $11,172
 7/31/2004       $13,346            $13,540       $11,154
 8/31/2004       $13,588            $13,811       $11,160
 9/30/2004       $13,694            $13,884       $11,184
10/31/2004       $13,813            $14,004       $11,243
11/30/2004       $13,702            $13,888       $11,249
12/31/2004       $13,880            $14,058       $11,207
 1/31/2005       $14,077            $14,189       $11,231
 2/28/2005       $14,047            $14,142       $11,296
 3/31/2005       $13,988            $14,053       $11,384
 4/30/2005       $14,199            $14,274       $11,461
 5/31/2005       $14,322            $14,375       $11,449
 6/30/2005       $14,400            $14,464       $11,455
 7/31/2005       $14,358            $14,399       $11,508
 8/31/2005       $14,491            $14,544       $11,567
 9/30/2005       $14,391            $14,446       $11,708
10/31/2005       $14,311            $14,359       $11,731
11/30/2005       $14,374            $14,428       $11,637
12/31/2005       $14,499            $14,552       $11,590
 1/31/2006       $14,514            $14,591       $11,678
 2/28/2006       $14,633            $14,689       $11,702
 3/31/2006       $14,533            $14,588       $11,767
 4/30/2006       $14,547            $14,583       $11,867
 5/31/2006       $14,576            $14,648       $11,926
 6/30/2006       $14,531            $14,592       $11,949
 7/31/2006       $14,694            $14,766       $11,985
 8/31/2006       $14,882            $14,985       $12,008
 9/30/2006       $14,995            $15,089       $11,949
10/31/2006       $15,088            $15,184       $11,885
11/30/2006       $15,237            $15,311       $11,867
12/31/2006       $15,191            $15,257       $11,885
 1/31/2007       $15,158            $15,217       $11,921
 2/28/2007       $15,359            $15,418       $11,985
 3/31/2007       $15,304            $15,380       $12,094
 4/30/2007       $15,355            $15,426       $12,172
 5/31/2007       $15,295            $15,357       $12,247
 6/30/2007       $15,221            $15,278       $12,270
 7/31/2007       $15,326            $15,396       $12,267
 8/31/2007       $15,226            $15,330       $12,245
 9/30/2007       $15,471            $15,557       $12,279
10/31/2007       $15,526            $15,626       $12,305
11/30/2007       $15,594            $15,726       $12,378
12/31/2007       $15,595            $15,769       $12,370
 1/31/2008       $15,739            $15,968       $12,431
 2/29/2008       $15,008            $15,237       $12,467
 3/31/2008       $15,468            $15,672       $12,575
 4/30/2008       $15,683            $15,856       $12,652
 5/31/2008       $15,792            $15,952       $12,758
 6/30/2008       $15,619            $15,771       $12,887
 7/31/2008       $15,651            $15,831       $12,954
 8/31/2008       $15,814            $16,017       $12,903
 9/30/2008       $15,011            $15,265       $12,885
10/31/2008       $14,736            $15,110       $12,755
11/30/2008       $14,628            $15,158       $12,510
12/31/2008       $14,727            $15,379       $12,381
 1/31/2009       $15,273            $15,942       $12,435
 2/28/2009       $15,461            $16,025       $12,497
 3/31/2009       $15,486            $16,028       $12,527
 4/30/2009       $15,858            $16,349       $12,558
 5/31/2009       $16,054            $16,522       $12,595
 6/30/2009       $15,946            $16,367       $12,703
 7/31/2009       $16,175            $16,641       $12,683
 8/31/2009       $16,514            $16,925       $12,711
 9/30/2009       $17,176            $17,532       $12,719
10/31/2009       $16,904            $17,164       $12,731
11/30/2009       $16,880            $17,306       $12,740
12/31/2009       $16,984            $17,365       $12,718
 1/31/2010       $17,047            $17,455       $12,761
 2/28/2010       $17,156            $17,624       $12,764


                               Annual Report | 79

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and New Jersey personal income tax rate of 40.83%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.55% and +5.64%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               80 | Annual Report

Your Fund's Expenses

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 81

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09      VALUE 2/28/10   PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,038.40              $3.23
Hypothetical (5% return before expenses)         $1,000           $1,021.62              $3.21
CLASS B
Actual                                           $1,000           $1,036.20              $5.96
Hypothetical (5% return before expenses)         $1,000           $1,018.94              $5.91
CLASS C
Actual                                           $1,000           $1,036.10              $6.01
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96
ADVISOR CLASS
Actual                                           $1,000           $1,038.90              $2.73
Hypothetical (5% return before expenses)         $1,000           $1,022.12              $2.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.18%; C: 1.19%; and Advisor:
     0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               82 | Annual Report

Franklin Oregon Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                  (PIE CHART)

AAA ....................................   27.2%
AA .....................................   23.8%
A ......................................   14.7%
BBB ....................................   14.1%
Below Investment Grade .................    1.3%
Not Rated by S&P .......................   18.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                  0.4%      1.1%
AA or Aa                    9.4%       --
A                           6.0%      0.2%
BBB or Baa                  0.9%      0.7%
Below Investment Grade       --       0.2%
                           ----       ---
Total                      16.7%      2.2%

We are pleased to bring you Franklin Oregon Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 209.


                               Annual Report | 83

DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund

                             DIVIDEND PER SHARE
                 -----------------------------------------
MONTH              CLASS A      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ---------------
March 2009       4.18 cents   3.67 cents              --
April 2009       4.18 cents   3.67 cents              --
May 2009         4.18 cents   3.67 cents              --
June 2009        4.18 cents   3.66 cents              --
July 2009        4.18 cents   3.66 cents      0.88 cents
August 2009      4.18 cents   3.66 cents      4.27 cents
September 2009   4.11 cents   3.57 cents      4.20 cents
October 2009     4.11 cents   3.57 cents      4.20 cents
November 2009    4.11 cents   3.57 cents      4.20 cents
December 2009    4.01 cents   3.44 cents      4.10 cents
January 2010     4.01 cents   3.44 cents      4.10 cents
February 2010    4.01 cents   3.44 cents      4.10 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/15/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $11.21 on February 28, 2009, to $11.87 on February 28, 2010. The Fund's Class A shares paid dividends totaling 49.34 cents per share for the same period.(2) The Performance Summary beginning on page 87 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.88% based on an annualization of the current 4.01 cent per share dividend and the maximum offering price of $12.40 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Oregon personal income tax bracket of 42.15% would need to earn a distribution rate of 6.71% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               84 | Annual Report

STATE UPDATE

During the reporting period, Oregon's economy struggled with the lingering effects of a severe national recession. However, as the country's gross domestic product returned to growth, Oregon's economic conditions began to improve in the latter half of the review period. According to the Oregon Index of Leading Indicators, the state economy was looking up based on positive trends coming out of housing permits, the purchasing managers' index, initial unemployment claims, industrial production, the semiconductor book-to-bill ratio and new incorporations. The state's exporters benefited from renewed demand for high technology products, especially from China, as Oregon became the fifth largest state in terms of total exports to China in 2009.(3) Although job losses slowed, the state's unemployment rate rose to 10.5% in February 2010.(4) Major job cuts were in the areas of construction, wood products, transportation equipment, nondurable goods and educational services. A few sectors gained jobs, including health services and state government.

Like that of many other states, Oregon's fiscal management was put to the test with a drastic fall in tax revenues and higher demand for social services. During the state's 2009-11 fiscal biennium, personal income tax receipts came in significantly below estimates. Oregon relied heavily on one-time federal aid and utilized the majority of its two reserve funds (the Oregon Rainy Day Fund and the Education Stability Fund) to bridge its budget shortfalls. State officials also implemented significant spending cuts and controversial tax increases and fund transfers. However, so far the 2010 tax revenue projections for corporate income taxes were more optimistic compared with 2009's as economic conditions improved.

Oregon's net tax-supported debt as a percentage of personal income was 4.5% and debt per capita was $1,607 compared with the 2.1% and $739 national medians.(5) Independent credit rating agency Standard & Poor's assigned Oregon's general obligation bonds a rating of AA with a stable outlook.(6)

*    Does not include short-term investments and other net assets.

(3.) Source: Office of Economic Analysis (Oregon), "Oregon Economic and Revenue
     Forecast," March 2010.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(6.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Oregon Tax-Free Income Fund
2/28/10

                                            % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
General Obligation                              23.1%
Hospital & Health Care                          19.0%
Prerefunded                                     16.2%
Transportation                                   9.8%
Tax-Supported                                    7.3%
Utilities                                        6.8%
Subject to Government Appropriations             5.6%
Other Revenue                                    4.5%
Higher Education                                 4.2%
Housing                                          2.7%
Corporate-Backed                                 0.8%


                               Annual Report | 85

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               86 | Annual Report

Performance Summary as of 2/28/10

FRANKLIN OREGON TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRORX)                     CHANGE   2/28/10   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.66    $11.87    $11.21
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                   $0.4934

CLASS C (SYMBOL: FORIX)                     CHANGE   2/28/10   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.67    $12.00    $11.33
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                   $0.4292

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   2/28/10   7/15/09
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       +$0.43    $11.87    $11.44
DISTRIBUTIONS (7/16/09-2/28/10)
Dividend Income                   $0.3064


                               Annual Report | 87

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.47%  +23.08%  +71.67%
Average Annual Total Return(2)                       +5.75%   +3.34%   +5.10%
Avg. Ann. Total Return (3/31/10)(3)                  +6.07%   +3.47%   +4.86%
   Distribution Rate(4)                      3.88%
   Taxable Equivalent Distribution Rate(5)   6.71%
   30-Day Standardized Yield(6)              3.24%
   Taxable Equivalent Yield(5)               5.60%
   Total Annual Operating Expenses(7)        0.64%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                           +9.85%  +19.68%  +62.58%
Average Annual Total Return(2)                       +8.85%   +3.66%   +4.98%
Avg. Ann. Total Return (3/31/10)(3)                  +9.11%   +3.78%   +4.74%
   Distribution Rate(4)                      3.44%
   Taxable Equivalent Distribution Rate(5)   5.95%
   30-Day Standardized Yield(6)              2.84%
   Taxable Equivalent Yield(5)               4.91%
   Total Annual Operating Expenses(7)        1.19%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +10.53%  +23.15%  +71.77%
Average Annual Total Return(2)                      +10.53%   +4.25%   +5.56%
Avg. Ann. Total Return (3/31/10)(3)                 +10.81%   +4.38%   +5.33%
   Distribution Rate(4)                      4.16%
   Taxable Equivalent Distribution Rate(5)   7.19%
   30-Day Standardized Yield(6)              3.50%
   Taxable Equivalent Yield(5)               6.05%
   Total Annual Operating Expenses(7)        0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               88 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +5.75%
5-Year     +3.34%
10-Year    +5.10%

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN OREGON   BARCLAYS CAPITAL
             TAX-FREE INCOME    MUNICIPAL BOND
   DATE       FUND - CLASS A        INDEX           CPI
----------   ---------------   ----------------   -------
  3/1/2000       $ 9,575            $10,000       $10,000
 3/31/2000       $ 9,794            $10,218       $10,082
 4/30/2000       $ 9,732            $10,158       $10,088
 5/31/2000       $ 9,669            $10,105       $10,100
 6/30/2000       $ 9,927            $10,373       $10,153
 7/31/2000       $10,063            $10,518       $10,177
 8/31/2000       $10,224            $10,680       $10,177
 9/30/2000       $10,158            $10,624       $10,230
10/31/2000       $10,257            $10,740       $10,247
11/30/2000       $10,319            $10,821       $10,253
12/31/2000       $10,557            $11,089       $10,247
 1/31/2001       $10,609            $11,198       $10,312
 2/28/2001       $10,652            $11,234       $10,353
 3/31/2001       $10,738            $11,334       $10,377
 4/30/2001       $10,623            $11,212       $10,418
 5/31/2001       $10,725            $11,332       $10,465
 6/30/2001       $10,807            $11,408       $10,483
 7/31/2001       $10,978            $11,577       $10,453
 8/31/2001       $11,147            $11,768       $10,453
 9/30/2001       $11,076            $11,729       $10,501
10/31/2001       $11,209            $11,868       $10,465
11/30/2001       $11,116            $11,768       $10,448
12/31/2001       $10,996            $11,657       $10,406
 1/31/2002       $11,155            $11,859       $10,430
 2/28/2002       $11,285            $12,002       $10,471
 3/31/2002       $11,098            $11,767       $10,530
 4/30/2002       $11,290            $11,997       $10,589
 5/31/2002       $11,344            $12,070       $10,589
 6/30/2002       $11,448            $12,197       $10,595
 7/31/2002       $11,573            $12,354       $10,607
 8/31/2002       $11,687            $12,503       $10,642
 9/30/2002       $11,932            $12,776       $10,660
10/31/2002       $11,686            $12,565       $10,677
11/30/2002       $11,651            $12,512       $10,677
12/31/2002       $11,889            $12,776       $10,654
 1/31/2003       $11,843            $12,744       $10,701
 2/28/2003       $11,999            $12,922       $10,783
 3/31/2003       $11,997            $12,930       $10,848
 4/30/2003       $12,082            $13,015       $10,824
 5/31/2003       $12,399            $13,320       $10,807
 6/30/2003       $12,370            $13,263       $10,819
 7/31/2003       $11,936            $12,799       $10,830
 8/31/2003       $12,023            $12,895       $10,872
 9/30/2003       $12,329            $13,274       $10,907
10/31/2003       $12,283            $13,207       $10,895
11/30/2003       $12,433            $13,345       $10,866
12/31/2003       $12,542            $13,455       $10,854
 1/31/2004       $12,622            $13,532       $10,907
 2/29/2004       $12,826            $13,736       $10,966
 3/31/2004       $12,821            $13,688       $11,037
 4/30/2004       $12,525            $13,364       $11,072
 5/31/2004       $12,498            $13,315       $11,137
 6/30/2004       $12,533            $13,364       $11,172
 7/31/2004       $12,703            $13,540       $11,154
 8/31/2004       $12,927            $13,811       $11,160
 9/30/2004       $12,996            $13,884       $11,184
10/31/2004       $13,133            $14,004       $11,243
11/30/2004       $13,024            $13,888       $11,249
12/31/2004       $13,207            $14,058       $11,207
 1/31/2005       $13,375            $14,189       $11,231
 2/28/2005       $13,355            $14,142       $11,296
 3/31/2005       $13,285            $14,053       $11,384
 4/30/2005       $13,511            $14,274       $11,461
 5/31/2005       $13,617            $14,375       $11,449
 6/30/2005       $13,692            $14,464       $11,455
 7/31/2005       $13,639            $14,399       $11,508
 8/31/2005       $13,789            $14,544       $11,567
 9/30/2005       $13,690            $14,446       $11,708
10/31/2005       $13,599            $14,359       $11,731
11/30/2005       $13,658            $14,428       $11,637
12/31/2005       $13,778            $14,552       $11,590
 1/31/2006       $13,802            $14,591       $11,678
 2/28/2006       $13,926            $14,689       $11,702
 3/31/2006       $13,814            $14,588       $11,767
 4/30/2006       $13,825            $14,583       $11,867
 5/31/2006       $13,861            $14,648       $11,926
 6/30/2006       $13,791            $14,592       $11,949
 7/31/2006       $13,958            $14,766       $11,985
 8/31/2006       $14,148            $14,985       $12,008
 9/30/2006       $14,244            $15,089       $11,949
10/31/2006       $14,330            $15,184       $11,885
11/30/2006       $14,460            $15,311       $11,867
12/31/2006       $14,400            $15,257       $11,885
 1/31/2007       $14,364            $15,217       $11,921
 2/28/2007       $14,557            $15,418       $11,985
 3/31/2007       $14,501            $15,380       $12,094
 4/30/2007       $14,549            $15,426       $12,172
 5/31/2007       $14,488            $15,357       $12,247
 6/30/2007       $14,427            $15,278       $12,270
 7/31/2007       $14,514            $15,396       $12,267
 8/31/2007       $14,464            $15,330       $12,245
 9/30/2007       $14,675            $15,557       $12,279
10/31/2007       $14,726            $15,626       $12,305
11/30/2007       $14,815            $15,726       $12,378
12/31/2007       $14,827            $15,769       $12,370
 1/31/2008       $14,965            $15,968       $12,431
 2/29/2008       $14,304            $15,237       $12,467
 3/31/2008       $14,698            $15,672       $12,575
 4/30/2008       $14,917            $15,856       $12,652
 5/31/2008       $15,009            $15,952       $12,758
 6/30/2008       $14,891            $15,771       $12,887
 7/31/2008       $14,934            $15,831       $12,954
 8/31/2008       $15,078            $16,017       $12,903
 9/30/2008       $14,271            $15,265       $12,885
10/31/2008       $14,146            $15,110       $12,755
11/30/2008       $14,092            $15,158       $12,510
12/31/2008       $14,225            $15,379       $12,381
 1/31/2009       $14,701            $15,942       $12,435
 2/28/2009       $14,882            $16,025       $12,497
 3/31/2009       $14,852            $16,028       $12,527
 4/30/2009       $15,198            $16,349       $12,558
 5/31/2009       $15,388            $16,522       $12,595
 6/30/2009       $15,321            $16,367       $12,703
 7/31/2009       $15,502            $16,641       $12,683
 8/31/2009       $15,774            $16,925       $12,711
 9/30/2009       $16,371            $17,532       $12,719
10/31/2009       $16,089            $17,164       $12,731
11/30/2009       $16,171            $17,306       $12,740
12/31/2009       $16,253            $17,365       $12,718
 1/31/2010       $16,295            $17,455       $12,761
 2/28/2010       $16,438            $17,624       $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +8.85%
5-Year     +3.66%
10-Year    +4.98%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN OREGON   BARCLAYS CAPITAL
             TAX-FREE INCOME    MUNICIPAL BOND
   DATE       FUND - CLASS C         INDEX          CPI
----------   ---------------   ----------------   -------
  3/1/2000       $10,000            $10,000       $10,000
 3/31/2000       $10,232            $10,218       $10,082
 4/30/2000       $10,163            $10,158       $10,088
 5/31/2000       $10,093            $10,105       $10,100
 6/30/2000       $10,347            $10,373       $10,153
 7/31/2000       $10,491            $10,518       $10,177
 8/31/2000       $10,654            $10,680       $10,177
 9/30/2000       $10,580            $10,624       $10,230
10/31/2000       $10,678            $10,740       $10,247
11/30/2000       $10,737            $10,821       $10,253
12/31/2000       $10,978            $11,089       $10,247
 1/31/2001       $11,028            $11,198       $10,312
 2/28/2001       $11,057            $11,234       $10,353
 3/31/2001       $11,159            $11,334       $10,377
 4/30/2001       $11,035            $11,212       $10,418
 5/31/2001       $11,135            $11,332       $10,465
 6/30/2001       $11,205            $11,408       $10,483
 7/31/2001       $11,386            $11,577       $10,453
 8/31/2001       $11,554            $11,768       $10,453
 9/30/2001       $11,467            $11,729       $10,501
10/31/2001       $11,598            $11,868       $10,465
11/30/2001       $11,498            $11,768       $10,448
12/31/2001       $11,368            $11,657       $10,406
 1/31/2002       $11,526            $11,859       $10,430
 2/28/2002       $11,665            $12,002       $10,471
 3/31/2002       $11,467            $11,767       $10,530
 4/30/2002       $11,658            $11,997       $10,589
 5/31/2002       $11,709            $12,070       $10,589
 6/30/2002       $11,810            $12,197       $10,595
 7/31/2002       $11,943            $12,354       $10,607
 8/31/2002       $12,044            $12,503       $10,642
 9/30/2002       $12,289            $12,776       $10,660
10/31/2002       $12,032            $12,565       $10,677
11/30/2002       $11,990            $12,512       $10,677
12/31/2002       $12,239            $12,776       $10,654
 1/31/2003       $12,186            $12,744       $10,701
 2/28/2003       $12,340            $12,922       $10,783
 3/31/2003       $12,321            $12,930       $10,848
 4/30/2003       $12,414            $13,015       $10,824
 5/31/2003       $12,731            $13,320       $10,807
 6/30/2003       $12,695            $13,263       $10,819
 7/31/2003       $12,247            $12,799       $10,830
 8/31/2003       $12,319            $12,895       $10,872
 9/30/2003       $12,624            $13,274       $10,907
10/31/2003       $12,582            $13,207       $10,895
11/30/2003       $12,728            $13,345       $10,866
12/31/2003       $12,844            $13,455       $10,854
 1/31/2004       $12,909            $13,532       $10,907
 2/29/2004       $13,121            $13,736       $10,966
 3/31/2004       $13,110            $13,688       $11,037
 4/30/2004       $12,793            $13,364       $11,072
 5/31/2004       $12,759            $13,315       $11,137
 6/30/2004       $12,801            $13,364       $11,172
 7/31/2004       $12,955            $13,540       $11,154
 8/31/2004       $13,175            $13,811       $11,160
 9/30/2004       $13,251            $13,884       $11,184
10/31/2004       $13,383            $14,004       $11,243
11/30/2004       $13,257            $13,888       $11,249
12/31/2004       $13,446            $14,058       $11,207
 1/31/2005       $13,609            $14,189       $11,231
 2/28/2005       $13,584            $14,142       $11,296
 3/31/2005       $13,505            $14,053       $11,384
 4/30/2005       $13,715            $14,274       $11,461
 5/31/2005       $13,827            $14,375       $11,449
 6/30/2005       $13,896            $14,464       $11,455
 7/31/2005       $13,836            $14,399       $11,508
 8/31/2005       $13,981            $14,544       $11,567
 9/30/2005       $13,875            $14,446       $11,708
10/31/2005       $13,777            $14,359       $11,731
11/30/2005       $13,830            $14,428       $11,637
12/31/2005       $13,944            $14,552       $11,590
 1/31/2006       $13,962            $14,591       $11,678
 2/28/2006       $14,081            $14,689       $11,702
 3/31/2006       $13,962            $14,588       $11,767
 4/30/2006       $13,966            $14,583       $11,867
 5/31/2006       $13,996            $14,648       $11,926
 6/30/2006       $13,919            $14,592       $11,949
 7/31/2006       $14,079            $14,766       $11,985
 8/31/2006       $14,263            $14,985       $12,008
 9/30/2006       $14,352            $15,089       $11,949
10/31/2006       $14,443            $15,184       $11,885
11/30/2006       $14,554            $15,311       $11,867
12/31/2006       $14,500            $15,257       $11,885
 1/31/2007       $14,457            $15,217       $11,921
 2/28/2007       $14,643            $15,418       $11,985
 3/31/2007       $14,580            $15,380       $12,094
 4/30/2007       $14,621            $15,426       $12,172
 5/31/2007       $14,553            $15,357       $12,247
 6/30/2007       $14,474            $15,278       $12,270
 7/31/2007       $14,566            $15,396       $12,267
 8/31/2007       $14,510            $15,330       $12,245
 9/30/2007       $14,700            $15,557       $12,279
10/31/2007       $14,757            $15,626       $12,305
11/30/2007       $14,838            $15,726       $12,378
12/31/2007       $14,844            $15,769       $12,370
 1/31/2008       $14,973            $15,968       $12,431
 2/29/2008       $14,300            $15,237       $12,467
 3/31/2008       $14,696            $15,672       $12,575
 4/30/2008       $14,905            $15,856       $12,652
 5/31/2008       $15,001            $15,952       $12,758
 6/30/2008       $14,866            $15,771       $12,887
 7/31/2008       $14,901            $15,831       $12,954
 8/31/2008       $15,036            $16,017       $12,903
 9/30/2008       $14,220            $15,265       $12,885
10/31/2008       $14,089            $15,110       $12,755
11/30/2008       $14,043            $15,158       $12,510
12/31/2008       $14,155            $15,379       $12,381
 1/31/2009       $14,630            $15,942       $12,435
 2/28/2009       $14,802            $16,025       $12,497
 3/31/2009       $14,765            $16,028       $12,527
 4/30/2009       $15,099            $16,349       $12,558
 5/31/2009       $15,279            $16,522       $12,595
 6/30/2009       $15,207            $16,367       $12,703
 7/31/2009       $15,377            $16,641       $12,683
 8/31/2009       $15,650            $16,925       $12,711
 9/30/2009       $16,242            $17,532       $12,719
10/31/2009       $15,946            $17,164       $12,731
11/30/2009       $16,019            $17,306       $12,740
12/31/2009       $16,091            $17,365       $12,718
 1/31/2010       $16,124            $17,455       $12,761
 2/28/2010       $16,258            $17,624       $12,764


                               Annual Report | 89

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +10.53%
5-Year              +4.25%
10-Year             +5.56%

ADVISOR CLASS (3/1/00-2/28/10)(8)

                               (PERFORMANCE GRAPH)

                FRANKLIN OREGON     BARCLAYS CAPITAL
                TAX-FREE INCOME      MUNICIPAL BOND
   DATE      FUND - ADVISOR CLASS        INDEX           CPI
----------   --------------------   ----------------   -------
  3/1/2000          $10,000             $10,000        $10,000
 3/31/2000          $10,228             $10,218        $10,082
 4/30/2000          $10,164             $10,158        $10,088
 5/31/2000          $10,098             $10,105        $10,100
 6/30/2000          $10,368             $10,373        $10,153
 7/31/2000          $10,509             $10,518        $10,177
 8/31/2000          $10,678             $10,680        $10,177
 9/30/2000          $10,609             $10,624        $10,230
10/31/2000          $10,713             $10,740        $10,247
11/30/2000          $10,777             $10,821        $10,253
12/31/2000          $11,025             $11,089        $10,247
 1/31/2001          $11,080             $11,198        $10,312
 2/28/2001          $11,125             $11,234        $10,353
 3/31/2001          $11,214             $11,334        $10,377
 4/30/2001          $11,095             $11,212        $10,418
 5/31/2001          $11,201             $11,332        $10,465
 6/30/2001          $11,287             $11,408        $10,483
 7/31/2001          $11,465             $11,577        $10,453
 8/31/2001          $11,642             $11,768        $10,453
 9/30/2001          $11,568             $11,729        $10,501
10/31/2001          $11,706             $11,868        $10,465
11/30/2001          $11,610             $11,768        $10,448
12/31/2001          $11,484             $11,657        $10,406
 1/31/2002          $11,650             $11,859        $10,430
 2/28/2002          $11,786             $12,002        $10,471
 3/31/2002          $11,591             $11,767        $10,530
 4/30/2002          $11,791             $11,997        $10,589
 5/31/2002          $11,848             $12,070        $10,589
 6/30/2002          $11,956             $12,197        $10,595
 7/31/2002          $12,087             $12,354        $10,607
 8/31/2002          $12,206             $12,503        $10,642
 9/30/2002          $12,461             $12,776        $10,660
10/31/2002          $12,205             $12,565        $10,677
11/30/2002          $12,168             $12,512        $10,677
12/31/2002          $12,417             $12,776        $10,654
 1/31/2003          $12,369             $12,744        $10,701
 2/28/2003          $12,532             $12,922        $10,783
 3/31/2003          $12,529             $12,930        $10,848
 4/30/2003          $12,619             $13,015        $10,824
 5/31/2003          $12,949             $13,320        $10,807
 6/30/2003          $12,919             $13,263        $10,819
 7/31/2003          $12,465             $12,799        $10,830
 8/31/2003          $12,556             $12,895        $10,872
 9/30/2003          $12,876             $13,274        $10,907
10/31/2003          $12,829             $13,207        $10,895
11/30/2003          $12,985             $13,345        $10,866
12/31/2003          $13,099             $13,455        $10,854
 1/31/2004          $13,183             $13,532        $10,907
 2/29/2004          $13,396             $13,736        $10,966
 3/31/2004          $13,390             $13,688        $11,037
 4/30/2004          $13,081             $13,364        $11,072
 5/31/2004          $13,052             $13,315        $11,137
 6/30/2004          $13,090             $13,364        $11,172
 7/31/2004          $13,267             $13,540        $11,154
 8/31/2004          $13,500             $13,811        $11,160
 9/30/2004          $13,573             $13,884        $11,184
10/31/2004          $13,716             $14,004        $11,243
11/30/2004          $13,602             $13,888        $11,249
12/31/2004          $13,793             $14,058        $11,207
 1/31/2005          $13,968             $14,189        $11,231
 2/28/2005          $13,948             $14,142        $11,296
 3/31/2005          $13,874             $14,053        $11,384
 4/30/2005          $14,110             $14,274        $11,461
 5/31/2005          $14,222             $14,375        $11,449
 6/30/2005          $14,300             $14,464        $11,455
 7/31/2005          $14,244             $14,399        $11,508
 8/31/2005          $14,401             $14,544        $11,567
 9/30/2005          $14,297             $14,446        $11,708
10/31/2005          $14,202             $14,359        $11,731
11/30/2005          $14,264             $14,428        $11,637
12/31/2005          $14,389             $14,552        $11,590
 1/31/2006          $14,415             $14,591        $11,678
 2/28/2006          $14,545             $14,689        $11,702
 3/31/2006          $14,427             $14,588        $11,767
 4/30/2006          $14,438             $14,583        $11,867
 5/31/2006          $14,476             $14,648        $11,926
 6/30/2006          $14,403             $14,592        $11,949
 7/31/2006          $14,577             $14,766        $11,985
 8/31/2006          $14,776             $14,985        $12,008
 9/30/2006          $14,876             $15,089        $11,949
10/31/2006          $14,966             $15,184        $11,885
11/30/2006          $15,102             $15,311        $11,867
12/31/2006          $15,039             $15,257        $11,885
 1/31/2007          $15,002             $15,217        $11,921
 2/28/2007          $15,203             $15,418        $11,985
 3/31/2007          $15,145             $15,380        $12,094
 4/30/2007          $15,194             $15,426        $12,172
 5/31/2007          $15,131             $15,357        $12,247
 6/30/2007          $15,067             $15,278        $12,270
 7/31/2007          $15,158             $15,396        $12,267
 8/31/2007          $15,106             $15,330        $12,245
 9/30/2007          $15,326             $15,557        $12,279
10/31/2007          $15,379             $15,626        $12,305
11/30/2007          $15,472             $15,726        $12,378
12/31/2007          $15,485             $15,769        $12,370
 1/31/2008          $15,629             $15,968        $12,431
 2/29/2008          $14,939             $15,237        $12,467
 3/31/2008          $15,351             $15,672        $12,575
 4/30/2008          $15,580             $15,856        $12,652
 5/31/2008          $15,675             $15,952        $12,758
 6/30/2008          $15,552             $15,771        $12,887
 7/31/2008          $15,597             $15,831        $12,954
 8/31/2008          $15,747             $16,017        $12,903
 9/30/2008          $14,904             $15,265        $12,885
10/31/2008          $14,774             $15,110        $12,755
11/30/2008          $14,717             $15,158        $12,510
12/31/2008          $14,857             $15,379        $12,381
 1/31/2009          $15,353             $15,942        $12,435
 2/28/2009          $15,542             $16,025        $12,497
 3/31/2009          $15,512             $16,028        $12,527
 4/30/2009          $15,873             $16,349        $12,558
 5/31/2009          $16,071             $16,522        $12,595
 6/30/2009          $16,002             $16,367        $12,703
 7/31/2009          $16,190             $16,641        $12,683
 8/31/2009          $16,476             $16,925        $12,711
 9/30/2009          $17,115             $17,532        $12,719
10/31/2009          $16,808             $17,164        $12,731
11/30/2009          $16,895             $17,306        $12,740
12/31/2009          $16,981             $17,365        $12,718
 1/31/2010          $17,026             $17,455        $12,761
 2/28/2010          $17,177             $17,624        $12,764

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Oregon personal income tax rate of 42.15%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative total return of Advisor Class shares was +6.49%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               90 | Annual Report

Your Fund's Expenses

FRANKLIN OREGON TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 91

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09     VALUE 2/28/10    PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                          $1,000            $1,042.10              $3.24
Hypothetical (5% return before expenses)        $1,000            $1,021.62              $3.21
CLASS C
Actual                                          $1,000            $1,038.80              $6.02
Hypothetical (5% return before expenses)        $1,000            $1,018.89              $5.96
ADVISOR CLASS
Actual                                          $1,000            $1,042.60              $2.73
Hypothetical (5% return before expenses)        $1,000            $1,022.12              $2.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               92 | Annual Report

Franklin Pennsylvania Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/10**

                                   (PIE CHART)

AAA..................   22.2%
AA...................   15.6%
A....................   34.5%
BBB..................   15.0%
Not Rated by S&P.....   12.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     1.5%      0.9%
AA or Aa       4.6%      0.3%
A              3.0%       --
BBB or Baa     1.8%      0.6%
              ----       ---
Total         10.9%      1.8%
              ----       ---

We are pleased to bring you Franklin Pennsylvania Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 221.


                               Annual Report | 93

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund

                                 DIVIDEND PER SHARE
                 -------------------------------------------------
                                                          ADVISOR
MONTH              CLASS A      CLASS B      CLASS C      CLASS**
-----            ----------   ----------   ----------   ----------
March 2009       3.68 cents   3.26 cents   3.25 cents           --
April 2009       3.68 cents   3.26 cents   3.25 cents           --
May 2009         3.68 cents   3.26 cents   3.25 cents           --
June 2009        3.72 cents   3.26 cents   3.25 cents           --
July 2009        3.72 cents   3.26 cents   3.25 cents   0.61 cents
August 2009      3.72 cents   3.26 cents   3.25 cents   3.80 cents
September 2009   3.72 cents   3.26 cents   3.24 cents   3.80 cents
October 2009     3.72 cents   3.26 cents   3.24 cents   3.80 cents
November 2009    3.72 cents   3.26 cents   3.24 cents   3.80 cents
December 2009    3.72 cents   3.22 cents   3.23 cents   3.80 cents
January 2010     3.72 cents   3.22 cents   3.23 cents   3.80 cents
February 2010    3.72 cents   3.22 cents   3.23 cents   3.80 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/15/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $9.65 on February 28, 2009, to $10.27 on February 28, 2010. The Fund's Class A shares paid dividends totaling 44.50 cents per share for the same period.(2) The Performance Summary beginning on page 97 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.16% based on an annualization of the current 3.72 cent per share dividend and the maximum offering price of $10.73 on February 28, 2010. An investor in the 2010 maximum combined effective federal and Pennsylvania personal income tax bracket of 37.00% would need to earn a distribution rate of 6.60% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               94 | Annual Report

COMMONWEALTH UPDATE

In the past 12 months, Pennsylvania's diverse economy struggled with the lingering effects of a severe national recession. However, as the country's gross domestic product returned to growth, Pennsylvania's economic conditions began to improve in the latter half of the review period. Manufacturers, representing a key sector in the commonwealth's economy, reported a notable pickup in January's new orders, which suggested recovery in demand for manufactured goods. Retailers experienced modestly greater sales during the holiday season compared with the year before. Pennsylvania's jobless rate rose from 7.5% in February 2009 to 8.9% in February 2010, but labor market conditions appeared to stabilize toward period-end, as more companies reported hiring increases.(3)

Similar to that of most states, Pennsylvania's fiscal management was put to the test with a drastic fall in tax revenues and higher demand for social services. During the state's 2009 fiscal year, corporate and personal income tax receipts came in significantly below estimates, as did sales tax receipts. Consequently, the commonwealth relied heavily on one-time revenue sources (including federal aid and the depletion of its reserves) and spending reductions (such as government job cuts) to complete the fiscal year 2010 budget. The 2010 tax revenue projections were so far more optimistic compared with last year's as economic conditions improved.

Pennsylvania's net tax-supported debt as a percentage of personal income was 1.9% and debt per capita was $747 compared with the 2.1% and $739 national medians.(4) Independent credit rating agency Standard & Poor's assigned Pennsylvania's general obligation bonds a rating of AA with a stable outlook.(5) The rating reflected the commonwealth's favorable debt profile and history of solid fiscal management. Concerns were the challenges of rebuilding the commonwealth's budget stabilization fund and the need for more timely actions in bridging revenue shortfalls.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(5.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Pennsylvania Tax-Free Income Fund
2/28/10

                                       % OF TOTAL
                                        LONG-TERM
                                       INVESTMENTS*
                                       -----------
General Obligation                        20.8%
Higher Education                          19.6%
Prerefunded                               15.8%
Hospital & Health Care                    12.4%
Transportation                             8.1%
Utilities                                  7.2%
Tax-Supported                              5.4%
Housing                                    4.6%
Other Revenue                              3.3%
Subject to Government Appropriations       1.9%
Corporate-Backed                           0.9%

*    Does not include short-term investments and other net assets.


                               Annual Report | 95

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               96 | Annual Report

Performance Summary as of 2/28/10

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRPAX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.62    $10.27    $9.65
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.4450

CLASS B (SYMBOL: FBPTX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.62    $10.30    $9.68
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.3896

CLASS C (SYMBOL: FRPTX)                    CHANGE   2/28/10   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.63    $10.36    $9.73
DISTRIBUTIONS (3/1/09-2/28/10)
Dividend Income                  $0.3887

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   2/28/10   7/15/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.35    $10.27    $9.92
DISTRIBUTIONS (7/16/09-2/28/10)
Dividend Income                  $0.2816


                               Annual Report | 97

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +11.22%  +21.82%  +70.28%
Average Annual Total Return(2)                       +6.48%   +3.12%   +5.01%
Avg. Ann. Total Return (3/31/10)(3)                  +6.36%   +3.25%   +4.78%
   Distribution Rate(4)                      4.16%
   Taxable Equivalent Distribution Rate(5)   6.60%
   30-Day Standardized Yield(6)              3.48%
   Taxable Equivalent Yield(5)               5.52%
   Total Annual Operating Expenses(7)        0.65%

CLASS B                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.58%  +18.46%  +63.49%
Average Annual Total Return(2)                       +6.58%   +3.10%   +5.04%
Avg. Ann. Total Return (3/31/10)(3)                  +6.46%   +3.22%   +4.80%
   Distribution Rate(4)                      3.77%
   Taxable Equivalent Distribution Rate(5)   5.98%
   30-Day Standardized Yield(6)              3.07%
   Taxable Equivalent Yield(5)               4.87%
   Total Annual Operating Expenses(7)        1.20%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +10.62%  +18.44%  +61.23%
Average Annual Total Return(2)                       +9.62%   +3.44%   +4.89%
Avg. Ann. Total Return (3/31/10)(3)                  +9.50%   +3.58%   +4.66%
   Distribution Rate(4)                      3.74%
   Taxable Equivalent Distribution Rate(5)   5.94%
   30-Day Standardized Yield(6)              3.09%
   Taxable Equivalent Yield(5)               4.90%
   Total Annual Operating Expenses(7)        1.20%

ADVISOR CLASS(8)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +11.29%  +21.89%  +70.38%
Average Annual Total Return(2)                      +11.29%   +4.04%   +5.47%
Avg. Ann. Total Return (3/31/10)(3)                 +11.18%   +4.16%   +5.24%
   Distribution Rate(4)                      4.44%
   Taxable Equivalent Distribution Rate(5)   7.05%
   30-Day Standardized Yield(6)              3.71%
   Taxable Equivalent Yield(5)               5.89%
   Total Annual Operating Expenses(7)        0.55%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               98 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/10
-------   -------
1-Year     +6.48%
5-Year     +3.12%
10-Year    +5.01%

CLASS A (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN PENNSYLVANIA   BARCLAYS CAPITAL
                   TAX-FREE INCOME       MUNICIPAL BOND
DATE               FUND - CLASS A             INDEX          CPI
----            ---------------------   ----------------   -------
  3/1/2000             $ 9,575               $10,000       $10,000
 3/31/2000             $ 9,808               $10,218       $10,082
 4/30/2000             $ 9,754               $10,158       $10,088
 5/31/2000             $ 9,710               $10,105       $10,100
 6/30/2000             $ 9,957               $10,373       $10,153
 7/31/2000             $10,094               $10,518       $10,177
 8/31/2000             $10,262               $10,680       $10,177
 9/30/2000             $10,223               $10,624       $10,230
10/31/2000             $10,312               $10,740       $10,247
11/30/2000             $10,357               $10,821       $10,253
12/31/2000             $10,569               $11,089       $10,247
 1/31/2001             $10,656               $11,198       $10,312
 2/28/2001             $10,698               $11,234       $10,353
 3/31/2001             $10,811               $11,334       $10,377
 4/30/2001             $10,689               $11,212       $10,418
 5/31/2001             $10,801               $11,332       $10,465
 6/30/2001             $10,877               $11,408       $10,483
 7/31/2001             $11,057               $11,577       $10,453
 8/31/2001             $11,235               $11,768       $10,453
 9/30/2001             $11,203               $11,729       $10,501
10/31/2001             $11,328               $11,868       $10,465
11/30/2001             $11,264               $11,768       $10,448
12/31/2001             $11,136               $11,657       $10,406
 1/31/2002             $11,327               $11,859       $10,430
 2/28/2002             $11,447               $12,002       $10,471
 3/31/2002             $11,232               $11,767       $10,530
 4/30/2002             $11,414               $11,997       $10,589
 5/31/2002             $11,485               $12,070       $10,589
 6/30/2002             $11,609               $12,197       $10,595
 7/31/2002             $11,749               $12,354       $10,607
 8/31/2002             $11,876               $12,503       $10,642
 9/30/2002             $12,117               $12,776       $10,660
10/31/2002             $11,938               $12,565       $10,677
11/30/2002             $11,903               $12,512       $10,677
12/31/2002             $12,138               $12,776       $10,654
 1/31/2003             $12,128               $12,744       $10,701
 2/28/2003             $12,276               $12,922       $10,783
 3/31/2003             $12,281               $12,930       $10,848
 4/30/2003             $12,388               $13,015       $10,824
 5/31/2003             $12,658               $13,320       $10,807
 6/30/2003             $12,620               $13,263       $10,819
 7/31/2003             $12,169               $12,799       $10,830
 8/31/2003             $12,262               $12,895       $10,872
 9/30/2003             $12,547               $13,274       $10,907
10/31/2003             $12,500               $13,207       $10,895
11/30/2003             $12,628               $13,345       $10,866
12/31/2003             $12,714               $13,455       $10,854
 1/31/2004             $12,797               $13,532       $10,907
 2/29/2004             $12,973               $13,736       $10,966
 3/31/2004             $12,924               $13,688       $11,037
 4/30/2004             $12,639               $13,364       $11,072
 5/31/2004             $12,602               $13,315       $11,137
 6/30/2004             $12,612               $13,364       $11,172
 7/31/2004             $12,783               $13,540       $11,154
 8/31/2004             $12,993               $13,811       $11,160
 9/30/2004             $13,066               $13,884       $11,184
10/31/2004             $13,189               $14,004       $11,243
11/30/2004             $13,087               $13,888       $11,249
12/31/2004             $13,250               $14,058       $11,207
 1/31/2005             $13,411               $14,189       $11,231
 2/28/2005             $13,384               $14,142       $11,296
 3/31/2005             $13,333               $14,053       $11,384
 4/30/2005             $13,520               $14,274       $11,461
 5/31/2005             $13,612               $14,375       $11,449
 6/30/2005             $13,689               $14,464       $11,455
 7/31/2005             $13,635               $14,399       $11,508
 8/31/2005             $13,777               $14,544       $11,567
 9/30/2005             $13,683               $14,446       $11,708
10/31/2005             $13,614               $14,359       $11,731
11/30/2005             $13,667               $14,428       $11,637
12/31/2005             $13,784               $14,552       $11,590
 1/31/2006             $13,805               $14,591       $11,678
 2/28/2006             $13,930               $14,689       $11,702
 3/31/2006             $13,852               $14,588       $11,767
 4/30/2006             $13,850               $14,583       $11,867
 5/31/2006             $13,889               $14,648       $11,926
 6/30/2006             $13,829               $14,592       $11,949
 7/31/2006             $13,975               $14,766       $11,985
 8/31/2006             $14,162               $14,985       $12,008
 9/30/2006             $14,251               $15,089       $11,949
10/31/2006             $14,344               $15,184       $11,885
11/30/2006             $14,475               $15,311       $11,867
12/31/2006             $14,444               $15,257       $11,885
 1/31/2007             $14,414               $15,217       $11,921
 2/28/2007             $14,586               $15,418       $11,985
 3/31/2007             $14,544               $15,380       $12,094
 4/30/2007             $14,596               $15,426       $12,172
 5/31/2007             $14,550               $15,357       $12,247
 6/30/2007             $14,486               $15,278       $12,270
 7/31/2007             $14,580               $15,396       $12,267
 8/31/2007             $14,489               $15,330       $12,245
 9/30/2007             $14,682               $15,557       $12,279
10/31/2007             $14,750               $15,626       $12,305
11/30/2007             $14,843               $15,726       $12,378
12/31/2007             $14,865               $15,769       $12,370
 1/31/2008             $15,002               $15,968       $12,431
 2/29/2008             $14,271               $15,237       $12,467
 3/31/2008             $14,644               $15,672       $12,575
 4/30/2008             $14,884               $15,856       $12,652
 5/31/2008             $14,998               $15,952       $12,758
 6/30/2008             $14,829               $15,771       $12,887
 7/31/2008             $14,838               $15,831       $12,954
 8/31/2008             $14,982               $16,017       $12,903
 9/30/2008             $14,024               $15,265       $12,885
10/31/2008             $13,842               $15,110       $12,755
11/30/2008             $13,790               $15,158       $12,510
12/31/2008             $13,907               $15,379       $12,381
 1/31/2009             $14,337               $15,942       $12,435
 2/28/2009             $14,661               $16,025       $12,497
 3/31/2009             $14,706               $16,028       $12,527
 4/30/2009             $15,080               $16,349       $12,558
 5/31/2009             $15,275               $16,522       $12,595
 6/30/2009             $15,178               $16,367       $12,703
 7/31/2009             $15,344               $16,641       $12,683
 8/31/2009             $15,633               $16,925       $12,711
 9/30/2009             $16,233               $17,532       $12,719
10/31/2009             $15,951               $17,164       $12,731
11/30/2009             $15,992               $17,306       $12,740
12/31/2009             $16,113               $17,365       $12,718
 1/31/2010             $16,173               $17,455       $12,761
 2/28/2010             $16,311               $17,624       $12,764

AVERAGE ANNUAL TOTAL RETURN

CLASS B   2/28/10
-------   -------
1-Year     +6.58%
5-Year     +3.10%
10-Year    +5.04%

CLASS B (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN PENNSYLVANIA   BARCLAYS CAPITAL
                   TAX-FREE INCOME       MUNICIPAL BOND
DATE               FUND - CLASS B            INDEX           CPI
----            ---------------------   ----------------   -------
  3/1/2000              $10,000              $10,000       $10,000
 3/31/2000              $10,239              $10,218       $10,082
 4/30/2000              $10,188              $10,158       $10,088
 5/31/2000              $10,126              $10,105       $10,100
 6/30/2000              $10,380              $10,373       $10,153
 7/31/2000              $10,528              $10,518       $10,177
 8/31/2000              $10,699              $10,680       $10,177
 9/30/2000              $10,654              $10,624       $10,230
10/31/2000              $10,740              $10,740       $10,247
11/30/2000              $10,782              $10,821       $10,253
12/31/2000              $10,997              $11,089       $10,247
 1/31/2001              $11,083              $11,198       $10,312
 2/28/2001              $11,123              $11,234       $10,353
 3/31/2001              $11,235              $11,334       $10,377
 4/30/2001              $11,102              $11,212       $10,418
 5/31/2001              $11,213              $11,332       $10,465
 6/30/2001              $11,299              $11,408       $10,483
 7/31/2001              $11,480              $11,577       $10,453
 8/31/2001              $11,658              $11,768       $10,453
 9/30/2001              $11,621              $11,729       $10,501
10/31/2001              $11,744              $11,868       $10,465
11/30/2001              $11,673              $11,768       $10,448
12/31/2001              $11,535              $11,657       $10,406
 1/31/2002              $11,726              $11,859       $10,430
 2/28/2002              $11,846              $12,002       $10,471
 3/31/2002              $11,617              $11,767       $10,530
 4/30/2002              $11,799              $11,997       $10,589
 5/31/2002              $11,867              $12,070       $10,589
 6/30/2002              $11,990              $12,197       $10,595
 7/31/2002              $12,129              $12,354       $10,607
 8/31/2002              $12,254              $12,503       $10,642
 9/30/2002              $12,498              $12,776       $10,660
10/31/2002              $12,319              $12,565       $10,677
11/30/2002              $12,278              $12,512       $10,677
12/31/2002              $12,514              $12,776       $10,654
 1/31/2003              $12,486              $12,744       $10,701
 2/28/2003              $12,645              $12,922       $10,783
 3/31/2003              $12,644              $12,930       $10,848
 4/30/2003              $12,736              $13,015       $10,824
 5/31/2003              $13,019              $13,320       $10,807
 6/30/2003              $12,975              $13,263       $10,819
 7/31/2003              $12,507              $12,799       $10,830
 8/31/2003              $12,596              $12,895       $10,872
 9/30/2003              $12,882              $13,274       $10,907
10/31/2003              $12,827              $13,207       $10,895
11/30/2003              $12,952              $13,345       $10,866
12/31/2003              $13,034              $13,455       $10,854
 1/31/2004              $13,114              $13,532       $10,907
 2/29/2004              $13,289              $13,736       $10,966
 3/31/2004              $13,245              $13,688       $11,037
 4/30/2004              $12,935              $13,364       $11,072
 5/31/2004              $12,891              $13,315       $11,137
 6/30/2004              $12,894              $13,364       $11,172
 7/31/2004              $13,076              $13,540       $11,154
 8/31/2004              $13,272              $13,811       $11,160
 9/30/2004              $13,340              $13,884       $11,184
10/31/2004              $13,459              $14,004       $11,243
11/30/2004              $13,349              $13,888       $11,249
12/31/2004              $13,509              $14,058       $11,207
 1/31/2005              $13,667              $14,189       $11,231
 2/28/2005              $13,633              $14,142       $11,296
 3/31/2005              $13,574              $14,053       $11,384
 4/30/2005              $13,759              $14,274       $11,461
 5/31/2005              $13,858              $14,375       $11,449
 6/30/2005              $13,930              $14,464       $11,455
 7/31/2005              $13,869              $14,399       $11,508
 8/31/2005              $13,994              $14,544       $11,567
 9/30/2005              $13,906              $14,446       $11,708
10/31/2005              $13,830              $14,359       $11,731
11/30/2005              $13,863              $14,428       $11,637
12/31/2005              $13,975              $14,552       $11,590
 1/31/2006              $13,990              $14,591       $11,678
 2/28/2006              $14,111              $14,689       $11,702
 3/31/2006              $14,026              $14,588       $11,767
 4/30/2006              $14,016              $14,583       $11,867
 5/31/2006              $14,050              $14,648       $11,926
 6/30/2006              $13,983              $14,592       $11,949
 7/31/2006              $14,138              $14,766       $11,985
 8/31/2006              $14,320              $14,985       $12,008
 9/30/2006              $14,403              $15,089       $11,949
10/31/2006              $14,490              $15,184       $11,885
11/30/2006              $14,615              $15,311       $11,867
12/31/2006              $14,577              $15,257       $11,885
 1/31/2007              $14,540              $15,217       $11,921
 2/28/2007              $14,706              $15,418       $11,985
 3/31/2007              $14,658              $15,380       $12,094
 4/30/2007              $14,688              $15,426       $12,172
 5/31/2007              $14,636              $15,357       $12,247
 6/30/2007              $14,566              $15,278       $12,270
 7/31/2007              $14,667              $15,396       $12,267
 8/31/2007              $14,555              $15,330       $12,245
 9/30/2007              $14,756              $15,557       $12,279
10/31/2007              $14,817              $15,626       $12,305
11/30/2007              $14,903              $15,726       $12,378
12/31/2007              $14,904              $15,769       $12,370
 1/31/2008              $15,035              $15,968       $12,431
 2/29/2008              $14,313              $15,237       $12,467
 3/31/2008              $14,688              $15,672       $12,575
 4/30/2008              $14,929              $15,856       $12,652
 5/31/2008              $15,041              $15,952       $12,758
 6/30/2008              $14,873              $15,771       $12,887
 7/31/2008              $14,882              $15,831       $12,954
 8/31/2008              $15,023              $16,017       $12,903
 9/30/2008              $14,066              $15,265       $12,885
10/31/2008              $13,882              $15,110       $12,755
11/30/2008              $13,826              $15,158       $12,510
12/31/2008              $13,947              $15,379       $12,381
 1/31/2009              $14,377              $15,942       $12,435
 2/28/2009              $14,702              $16,025       $12,497
 3/31/2009              $14,750              $16,028       $12,527
 4/30/2009              $15,125              $16,349       $12,558
 5/31/2009              $15,318              $16,522       $12,595
 6/30/2009              $15,224              $16,367       $12,703
 7/31/2009              $15,390              $16,641       $12,683
 8/31/2009              $15,681              $16,925       $12,711
 9/30/2009              $16,283              $17,532       $12,719
10/31/2009              $15,998              $17,164       $12,731
11/30/2009              $16,041              $17,306       $12,740
12/31/2009              $16,162              $17,365       $12,718
 1/31/2010              $16,219              $17,455       $12,761
 2/28/2010              $16,349              $17,624       $12,764

                               Annual Report | 99

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/10
-------   -------
1-Year     +9.62%
5-Year     +3.44%
10-Year    +4.89%

CLASS C (3/1/00-2/28/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN PENNSYLVANIA   BARCLAYS CAPITAL
                   TAX-FREE INCOME       MUNICIPAL BOND
DATE               FUND - CLASS C             INDEX          CPI
----            ---------------------   ----------------   -------
  3/1/2000             $10,000               $10,000       $10,000
 3/31/2000             $10,238               $10,218       $10,082
 4/30/2000             $10,177               $10,158       $10,088
 5/31/2000             $10,126               $10,105       $10,100
 6/30/2000             $10,378               $10,373       $10,153
 7/31/2000             $10,515               $10,518       $10,177
 8/31/2000             $10,685               $10,680       $10,177
 9/30/2000             $10,640               $10,624       $10,230
10/31/2000             $10,726               $10,740       $10,247
11/30/2000             $10,768               $10,821       $10,253
12/31/2000             $10,982               $11,089       $10,247
 1/31/2001             $11,067               $11,198       $10,312
 2/28/2001             $11,117               $11,234       $10,353
 3/31/2001             $11,218               $11,334       $10,377
 4/30/2001             $11,086               $11,212       $10,418
 5/31/2001             $11,207               $11,332       $10,465
 6/30/2001             $11,282               $11,408       $10,483
 7/31/2001             $11,462               $11,577       $10,453
 8/31/2001             $11,639               $11,768       $10,453
 9/30/2001             $11,602               $11,729       $10,501
10/31/2001             $11,725               $11,868       $10,465
11/30/2001             $11,653               $11,768       $10,448
12/31/2001             $11,517               $11,657       $10,406
 1/31/2002             $11,707               $11,859       $10,430
 2/28/2002             $11,826               $12,002       $10,471
 3/31/2002             $11,598               $11,767       $10,530
 4/30/2002             $11,780               $11,997       $10,589
 5/31/2002             $11,847               $12,070       $10,589
 6/30/2002             $11,970               $12,197       $10,595
 7/31/2002             $12,108               $12,354       $10,607
 8/31/2002             $12,232               $12,503       $10,642
 9/30/2002             $12,474               $12,776       $10,660
10/31/2002             $12,297               $12,565       $10,677
11/30/2002             $12,256               $12,512       $10,677
12/31/2002             $12,489               $12,776       $10,654
 1/31/2003             $12,474               $12,744       $10,701
 2/28/2003             $12,619               $12,922       $10,783
 3/31/2003             $12,620               $12,930       $10,848
 4/30/2003             $12,711               $13,015       $10,824
 5/31/2003             $12,993               $13,320       $10,807
 6/30/2003             $12,949               $13,263       $10,819
 7/31/2003             $12,482               $12,799       $10,830
 8/31/2003             $12,558               $12,895       $10,872
 9/30/2003             $12,842               $13,274       $10,907
10/31/2003             $12,799               $13,207       $10,895
11/30/2003             $12,923               $13,345       $10,866
12/31/2003             $13,005               $13,455       $10,854
 1/31/2004             $13,084               $13,532       $10,907
 2/29/2004             $13,258               $13,736       $10,966
 3/31/2004             $13,201               $13,688       $11,037
 4/30/2004             $12,906               $13,364       $11,072
 5/31/2004             $12,863               $13,315       $11,137
 6/30/2004             $12,866               $13,364       $11,172
 7/31/2004             $13,034               $13,540       $11,154
 8/31/2004             $13,241               $13,811       $11,160
 9/30/2004             $13,309               $13,884       $11,184
10/31/2004             $13,427               $14,004       $11,243
11/30/2004             $13,318               $13,888       $11,249
12/31/2004             $13,476               $14,058       $11,207
 1/31/2005             $13,633               $14,189       $11,231
 2/28/2005             $13,612               $14,142       $11,296
 3/31/2005             $13,541               $14,053       $11,384
 4/30/2005             $13,724               $14,274       $11,461
 5/31/2005             $13,823               $14,375       $11,449
 6/30/2005             $13,895               $14,464       $11,455
 7/31/2005             $13,834               $14,399       $11,508
 8/31/2005             $13,972               $14,544       $11,567
 9/30/2005             $13,871               $14,446       $11,708
10/31/2005             $13,795               $14,359       $11,731
11/30/2005             $13,842               $14,428       $11,637
12/31/2005             $13,953               $14,552       $11,590
 1/31/2006             $13,968               $14,591       $11,678
 2/28/2006             $14,074               $14,689       $11,702
 3/31/2006             $13,989               $14,588       $11,767
 4/30/2006             $13,993               $14,583       $11,867
 5/31/2006             $14,012               $14,648       $11,926
 6/30/2006             $13,959               $14,592       $11,949
 7/31/2006             $14,099               $14,766       $11,985
 8/31/2006             $14,279               $14,985       $12,008
 9/30/2006             $14,362               $15,089       $11,949
10/31/2006             $14,449               $15,184       $11,885
11/30/2006             $14,573               $15,311       $11,867
12/31/2006             $14,549               $15,257       $11,885
 1/31/2007             $14,512               $15,217       $11,921
 2/28/2007             $14,664               $15,418       $11,985
 3/31/2007             $14,629               $15,380       $12,094
 4/30/2007             $14,659               $15,426       $12,172
 5/31/2007             $14,607               $15,357       $12,247
 6/30/2007             $14,537               $15,278       $12,270
 7/31/2007             $14,638               $15,396       $12,267
 8/31/2007             $14,526               $15,330       $12,245
 9/30/2007             $14,726               $15,557       $12,279
10/31/2007             $14,773               $15,626       $12,305
11/30/2007             $14,859               $15,726       $12,378
12/31/2007             $14,874               $15,769       $12,370
 1/31/2008             $15,003               $15,968       $12,431
 2/29/2008             $14,271               $15,237       $12,467
 3/31/2008             $14,634               $15,672       $12,575
 4/30/2008             $14,865               $15,856       $12,652
 5/31/2008             $14,985               $15,952       $12,758
 6/30/2008             $14,796               $15,771       $12,887
 7/31/2008             $14,813               $15,831       $12,954
 8/31/2008             $14,933               $16,017       $12,903
 9/30/2008             $13,980               $15,265       $12,885
10/31/2008             $13,793               $15,110       $12,755
11/30/2008             $13,735               $15,158       $12,510
12/31/2008             $13,844               $15,379       $12,381
 1/31/2009             $14,262               $15,942       $12,435
 2/28/2009             $14,576               $16,025       $12,497
 3/31/2009             $14,614               $16,028       $12,527
 4/30/2009             $14,991               $16,349       $12,558
 5/31/2009             $15,176               $16,522       $12,595
 6/30/2009             $15,074               $16,367       $12,703
 7/31/2009             $15,230               $16,641       $12,683
 8/31/2009             $15,492               $16,925       $12,711
 9/30/2009             $16,090               $17,532       $12,719
10/31/2009             $15,820               $17,164       $12,731
11/30/2009             $15,854               $17,306       $12,740
12/31/2009             $15,949               $17,365       $12,718
 1/31/2010             $16,000               $17,455       $12,761
 2/28/2010             $16,123               $17,624       $12,764

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/10
----------------   -------
1-Year             +11.29%
5-Year              +4.04%
10-Year             +5.47%

ADVISOR CLASS (3/1/00-2/28/10)(8)

                               (PERFORMANCE GRAPH)

                FRANKLIN PENNSYLVANIA   BARCLAYS CAPITAL
                   TAX-FREE INCOME       MUNICIPAL BOND
DATE            FUND - ADVISOR CLASS          INDEX          CPI
----            ---------------------   ----------------   -------
  3/1/2000             $10,000               $10,000       $10,000
 3/31/2000             $10,244               $10,218       $10,082
 4/30/2000             $10,187               $10,158       $10,088
 5/31/2000             $10,141               $10,105       $10,100
 6/30/2000             $10,399               $10,373       $10,153
 7/31/2000             $10,542               $10,518       $10,177
 8/31/2000             $10,718               $10,680       $10,177
 9/30/2000             $10,677               $10,624       $10,230
10/31/2000             $10,770               $10,740       $10,247
11/30/2000             $10,816               $10,821       $10,253
12/31/2000             $11,038               $11,089       $10,247
 1/31/2001             $11,129               $11,198       $10,312
 2/28/2001             $11,173               $11,234       $10,353
 3/31/2001             $11,291               $11,334       $10,377
 4/30/2001             $11,164               $11,212       $10,418
 5/31/2001             $11,280               $11,332       $10,465
 6/30/2001             $11,360               $11,408       $10,483
 7/31/2001             $11,548               $11,577       $10,453
 8/31/2001             $11,733               $11,768       $10,453
 9/30/2001             $11,701               $11,729       $10,501
10/31/2001             $11,831               $11,868       $10,465
11/30/2001             $11,764               $11,768       $10,448
12/31/2001             $11,631               $11,657       $10,406
 1/31/2002             $11,829               $11,859       $10,430
 2/28/2002             $11,956               $12,002       $10,471
 3/31/2002             $11,730               $11,767       $10,530
 4/30/2002             $11,921               $11,997       $10,589
 5/31/2002             $11,995               $12,070       $10,589
 6/30/2002             $12,125               $12,197       $10,595
 7/31/2002             $12,271               $12,354       $10,607
 8/31/2002             $12,403               $12,503       $10,642
 9/30/2002             $12,655               $12,776       $10,660
10/31/2002             $12,468               $12,565       $10,677
11/30/2002             $12,432               $12,512       $10,677
12/31/2002             $12,676               $12,776       $10,654
 1/31/2003             $12,666               $12,744       $10,701
 2/28/2003             $12,820               $12,922       $10,783
 3/31/2003             $12,826               $12,930       $10,848
 4/30/2003             $12,938               $13,015       $10,824
 5/31/2003             $13,219               $13,320       $10,807
 6/30/2003             $13,181               $13,263       $10,819
 7/31/2003             $12,709               $12,799       $10,830
 8/31/2003             $12,806               $12,895       $10,872
 9/30/2003             $13,104               $13,274       $10,907
10/31/2003             $13,055               $13,207       $10,895
11/30/2003             $13,188               $13,345       $10,866
12/31/2003             $13,278               $13,455       $10,854
 1/31/2004             $13,365               $13,532       $10,907
 2/29/2004             $13,549               $13,736       $10,966
 3/31/2004             $13,497               $13,688       $11,037
 4/30/2004             $13,200               $13,364       $11,072
 5/31/2004             $13,161               $13,315       $11,137
 6/30/2004             $13,171               $13,364       $11,172
 7/31/2004             $13,350               $13,540       $11,154
 8/31/2004             $13,570               $13,811       $11,160
 9/30/2004             $13,646               $13,884       $11,184
10/31/2004             $13,774               $14,004       $11,243
11/30/2004             $13,668               $13,888       $11,249
12/31/2004             $13,838               $14,058       $11,207
 1/31/2005             $14,006               $14,189       $11,231
 2/28/2005             $13,978               $14,142       $11,296
 3/31/2005             $13,924               $14,053       $11,384
 4/30/2005             $14,120               $14,274       $11,461
 5/31/2005             $14,216               $14,375       $11,449
 6/30/2005             $14,296               $14,464       $11,455
 7/31/2005             $14,240               $14,399       $11,508
 8/31/2005             $14,389               $14,544       $11,567
 9/30/2005             $14,291               $14,446       $11,708
10/31/2005             $14,219               $14,359       $11,731
11/30/2005             $14,274               $14,428       $11,637
12/31/2005             $14,396               $14,552       $11,590
 1/31/2006             $14,417               $14,591       $11,678
 2/28/2006             $14,548               $14,689       $11,702
 3/31/2006             $14,467               $14,588       $11,767
 4/30/2006             $14,464               $14,583       $11,867
 5/31/2006             $14,506               $14,648       $11,926
 6/30/2006             $14,443               $14,592       $11,949
 7/31/2006             $14,596               $14,766       $11,985
 8/31/2006             $14,791               $14,985       $12,008
 9/30/2006             $14,884               $15,089       $11,949
10/31/2006             $14,981               $15,184       $11,885
11/30/2006             $15,117               $15,311       $11,867
12/31/2006             $15,085               $15,257       $11,885
 1/31/2007             $15,054               $15,217       $11,921
 2/28/2007             $15,233               $15,418       $11,985
 3/31/2007             $15,190               $15,380       $12,094
 4/30/2007             $15,243               $15,426       $12,172
 5/31/2007             $15,196               $15,357       $12,247
 6/30/2007             $15,129               $15,278       $12,270
 7/31/2007             $15,227               $15,396       $12,267
 8/31/2007             $15,132               $15,330       $12,245
 9/30/2007             $15,334               $15,557       $12,279
10/31/2007             $15,405               $15,626       $12,305
11/30/2007             $15,502               $15,726       $12,378
12/31/2007             $15,525               $15,769       $12,370
 1/31/2008             $15,668               $15,968       $12,431
 2/29/2008             $14,905               $15,237       $12,467
 3/31/2008             $15,295               $15,672       $12,575
 4/30/2008             $15,545               $15,856       $12,652
 5/31/2008             $15,663               $15,952       $12,758
 6/30/2008             $15,487               $15,771       $12,887
 7/31/2008             $15,497               $15,831       $12,954
 8/31/2008             $15,647               $16,017       $12,903
 9/30/2008             $14,647               $15,265       $12,885
10/31/2008             $14,457               $15,110       $12,755
11/30/2008             $14,402               $15,158       $12,510
12/31/2008             $14,524               $15,379       $12,381
 1/31/2009             $14,973               $15,942       $12,435
 2/28/2009             $15,311               $16,025       $12,497
 3/31/2009             $15,359               $16,028       $12,527
 4/30/2009             $15,749               $16,349       $12,558
 5/31/2009             $15,953               $16,522       $12,595
 6/30/2009             $15,852               $16,367       $12,703
 7/31/2009             $16,025               $16,641       $12,683
 8/31/2009             $16,329               $16,925       $12,711
 9/30/2009             $16,956               $17,532       $12,719
10/31/2009             $16,680               $17,164       $12,731
11/30/2009             $16,724               $17,306       $12,740
12/31/2009             $16,835               $17,365       $12,718
 1/31/2010             $16,899               $17,455       $12,761
 2/28/2010             $17,038               $17,624       $12,764


                               100 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/10.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and Pennsylvania personal income tax rate of 37.00%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the month ended 2/28/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative total return of Advisor Class shares was +6.42%.

(9.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                              Annual Report | 101

Your Fund's Expenses

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               102 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/09     VALUE 2/28/10    PERIOD* 9/1/09-2/28/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000          $1,043.00              $3.29
Hypothetical (5% return before expenses)         $1,000          $1,021.57              $3.26
CLASS B
Actual                                           $1,000          $1,040.00              $6.02
Hypothetical (5% return before expenses)         $1,000          $1,018.89              $5.96
CLASS C
Actual                                           $1,000          $1,040.70              $6.07
Hypothetical (5% return before expenses)         $1,000          $1,018.84              $6.01
ADVISOR CLASS
Actual                                           $1,000          $1,043.40              $2.79
Hypothetical (5% return before expenses)         $1,000          $1,022.07              $2.76

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; B: 1.19%; C: 1.20%; and Advisor:
     0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 103

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                                         YEAR ENDED FEBRUARY 28,
                                                       -------------------------------------------------------
CLASS A                                                  2010       2009       2008(a)      2007        2006
-------                                                --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  10.18   $  10.30    $  11.16    $  11.09    $  11.21
                                                       --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ........................       0.48       0.47        0.47        0.48        0.48
   Net realized and unrealized gains (losses) ......       0.60      (0.12)      (0.86)       0.06       (0.12)
                                                       --------   --------    --------    --------    --------
Total from investment operations ...................       1.08       0.35       (0.39)       0.54        0.36
                                                       --------   --------    --------    --------    --------
Less distributions from net investment income ......      (0.48)     (0.47)      (0.47)      (0.47)      (0.48)
                                                       --------   --------    --------    --------    --------
Redemption fees(d) .................................         --         --(e)       --(e)       --(e)       --(e)
                                                       --------   --------    --------    --------    --------
Net asset value, end of year .......................   $  10.78   $  10.18    $  10.30    $  11.16    $  11.09
                                                       ========   ========    ========    ========    ========
Total return(f) ....................................      10.84%      3.42%      (3.62)%      5.05%       3.25%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       0.63%      0.62%       0.63%       0.63%       0.63%
Net investment income ..............................       4.55%      4.61%       4.29%       4.32%       4.34%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $982,080   $920,248    $914,411    $928,840    $885,864
Portfolio turnover rate ............................       8.37%     21.01%      16.53%       6.56%      33.22%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               104 | Annual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                                      YEAR ENDED FEBRUARY 28,
                                                       ------------------------------------------------
CLASS B                                                 2010      2009    2008(a)      2007       2006
-------                                                ------   -------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $10.24   $ 10.36   $ 11.22    $ 11.15    $ 11.27
                                                       ------   -------   -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ........................     0.43      0.42      0.41       0.42       0.43
   Net realized and unrealized gains (losses) ......     0.61     (0.13)    (0.86)      0.06      (0.13)
                                                       ------   -------   -------    -------    -------
Total from investment operations ...................     1.04      0.29     (0.45)      0.48       0.30
                                                       ------   -------   -------    -------    -------
Less distributions from net investment income ......    (0.43)    (0.41)    (0.41)     (0.41)     (0.42)
                                                       ------   -------   -------    -------    -------
Redemption fees(d) .................................       --        --(e)     --(e)      --(e)      --(e)
                                                       ------   -------   -------    -------    -------
Net asset value, end of year .......................   $10.85   $ 10.24   $ 10.36    $ 11.22    $ 11.15
                                                       ======   =======   =======    =======    =======
Total return(f) ....................................    10.28%     2.84%    (4.12)%     4.45%      2.68%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................     1.17%     1.17%     1.18%      1.17%      1.18%
Net investment income ..............................     4.01%     4.06%     3.74%      3.78%      3.79%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $8,833   $14,276   $17,854    $21,061    $22,315
Portfolio turnover rate ............................     8.37%    21.01%    16.53%      6.56%     33.22%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 105

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                                      YEAR ENDED FEBRUARY 28,
                                                       ---------------------------------------------------
CLASS C                                                  2010       2009     2008(a)      2007      2006
-------                                                --------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  10.29   $ 10.41    $ 11.27    $ 11.20    $ 11.32
                                                       --------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ........................       0.43      0.42       0.41       0.42       0.43
   Net realized and unrealized gains (losses) ......       0.62     (0.13)     (0.86)      0.06      (0.13)
                                                       --------   -------    -------    -------    -------
Total from investment operations ...................       1.05      0.29      (0.45)      0.48       0.30
                                                       --------   -------    -------    -------    -------
Less distributions from net investment income ......      (0.43)    (0.41)     (0.41)     (0.41)     (0.42)
                                                       --------   -------    -------    -------    -------
Redemption fees(d) .................................         --        --(e)      --(e)      --(e)      --(e)
                                                       --------   -------    -------    -------    -------
Net asset value, end of year .......................   $  10.91   $ 10.29    $ 10.41    $ 11.27    $ 11.20
                                                       ========   =======    =======    =======    =======
Total return(f) ....................................      10.32%     2.82%     (4.11)%     4.42%      2.66%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       1.18%     1.17%      1.18%      1.18%      1.18%
Net investment income ..............................       4.00%     4.06%      3.74%      3.77%      3.79%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $109,679   $78,805    $64,441    $58,386    $51,071
Portfolio turnover rate ............................       8.37%    21.01%     16.53%      6.56%     33.22%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               106 | Annual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                         YEAR ENDED
                                                        FEBRUARY 28,
                                                       ---------------
ADVISOR CLASS                                           2010    2009(a)
-------------                                          ------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $10.18   $10.64
                                                       ------   ------
Income from investment operations(b):
   Net investment income(c) ........................     0.50     0.33
   Net realized and unrealized gains (losses) ......     0.62    (0.47)
                                                       ------   ------
Total from investment operations ...................     1.12    (0.14)
                                                       ------   ------
Less distributions from net investment income ......    (0.50)   (0.32)
                                                       ------   ------
Redemption fees(d) .................................       --       --(e)
                                                       ------   ------
Net asset value, end of year .......................   $10.80   $10.18
                                                       ======   ======
Total return(f) ....................................    11.15%   (1.28)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ...........................................     0.53%    0.52%
Net investment income ..............................     4.65%    4.71%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $4,530   $    5
Portfolio turnover rate ............................     8.37%   21.01%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 107

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS 99.0%
    ARIZONA 85.6%
    Arizona Health Facilities Authority Healthcare Education Facilities Revenue,
       Kirksville College, 5.125%, 1/01/30 ...............................................   $      2,250,000   $    2,204,573
    Arizona Health Facilities Authority Hospital System Revenue,
       John C. Lincoln Health Network, Pre-Refunded, 5.75%, 12/01/32 .....................          3,280,000        3,730,672
       Phoenix Baptist Hospital, NATL Insured, ETM, 6.25%, 9/01/11 .......................            495,000          511,657
    Arizona Health Facilities Authority Revenue,
       Banner Health, Refunding, Series D, BHAC Insured, 5.50%, 1/01/38 ..................         15,000,000       15,747,300
       Banner Health, Series A, 5.00%, 1/01/35 ...........................................         10,000,000        9,790,400
       Banner Health, Series D, 5.50%, 1/01/38 ...........................................         17,500,000       17,844,750
       Catholic Healthcare West, Series A, 6.625%, 7/01/20 ...............................          6,390,000        6,588,090
    Arizona School Facilities Board COP, 5.50%, 9/01/23 ..................................         10,000,000       10,861,200
    Arizona State Board of Regents COP, University of Arizona Main Campus, Series A-1,
       AMBAC Insured, Pre-Refunded, 5.125%, 6/01/25 ......................................          2,000,000        2,118,480
    Arizona State Board of Regents University System Revenue, Series C, 6.00%,
       7/01/26 ...........................................................................          2,500,000        2,893,200
       7/01/27 ...........................................................................          3,000,000        3,448,710
       7/01/28 ...........................................................................          3,350,000        3,828,012
    Arizona State COP, Department Administration, Series A, FSA Insured,
       5.25%, 10/01/26 ...................................................................          8,500,000        8,937,240
       5.00%, 10/01/29 ...................................................................          5,855,000        5,939,371
    Arizona State Municipal Financing Program COP, Refunding, Series 14, AMBAC Insured,
       5.00%, 8/01/33 ....................................................................          1,000,000        1,012,860
    Arizona State University COP,
       Arizona State University Project, NATL Insured, Pre-Refunded, 5.10%, 7/01/24 ......          1,875,000        2,061,000
       Arizona State University Project, NATL Insured, Pre-Refunded, 5.10%, 7/01/25 ......          2,640,000        2,901,888
       Downtown Campus/Mercado Project, Series A, NATL Insured, 5.80%, 7/01/24 ...........          1,350,000        1,352,646
       Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30 ...................         17,250,000       17,374,027
    Arizona State University Revenues,
       NATL Insured, 5.00%, 7/01/23 ......................................................          2,890,000        2,990,543
       NATL Insured, 5.00%, 7/01/25 ......................................................          2,250,000        2,318,108
       System, Refunding, AMBAC Insured, 5.00%, 7/01/27 ..................................          1,895,000        1,901,026
    Arizona Student Loan Acquisition Authority Student Loan Revenue, junior sub.,
       Refunding, Series B-1, 6.15%, 5/01/29 .............................................          1,000,000        1,023,210
    Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility,
       Series A, NATL Insured, 5.00%, 7/01/28 ............................................          7,000,000        7,027,160
    Downtown Phoenix Hotel Corp. Revenue,
       Senior Series A, FGIC Insured, 5.00%, 7/01/40 .....................................         26,485,000       20,587,850
       sub. bond, Series B, NATL Insured, 5.00%, 7/01/36 .................................         18,995,000       17,730,313
       sub. bond, Series B, NATL Insured, 5.00%, 7/01/40 .................................         12,845,000       11,772,442
    Gila County Revenue Obligations, Assured Guaranty, 5.00%, 7/01/29 ....................          2,690,000        2,772,744
    Gilbert Public Facilities Municipal Property Corp. Revenue, 5.50%, 7/01/28 ...........         10,000,000       10,857,400
    Gilbert Water Resource Municipal Property Corp. Water System Development Fee Water
       Revenue, sub. lien, NATL Insured, 5.00%, 10/01/29 .................................         25,000,000       25,745,750
    Glendale IDA Hospital Revenue, John C. Lincoln Health, Refunding,
       5.00%, 12/01/32 ...................................................................          4,025,000        3,616,020
       5.00%, 12/01/42 ...................................................................         12,870,000       11,198,058
       Series B, 5.00%, 12/01/37 .........................................................          3,000,000        2,651,850


                               108 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Glendale IDAR, Midwestern University, Refunding, 5.00%, 5/15/31 ......................   $      7,080,000   $    6,750,214
    Glendale Municipal Property Corp. Excise Tax Revenue, Series A, AMBAC Insured, 5.00%,
       7/01/33 ...........................................................................          1,000,000        1,018,640
    Glendale Water and Sewer Revenue, sub. lien, AMBAC Insured, 5.00%, 7/01/23 ...........          2,000,000        2,106,880
    Glendale Western Loop 101 Public Facilities Corp. Excise Tax Revenue, third lien,
       Series A, 6.25%, 7/01/38 ..........................................................         10,000,000       10,561,500
    Goodyear Community Facilities Utilities District No. 1 GO, AMBAC Insured, 5.00%,
       7/15/32 ...........................................................................          8,945,000        9,059,943
    Greater Arizona Development Authority Infrastructure Revenue,
       Series A, NATL Insured, 5.00%, 8/01/26 ............................................          4,425,000        4,566,467
       Series B, NATL Insured, 5.00%, 8/01/35 ............................................          9,090,000        9,102,362
    Marana Municipal Property Corp. Municipal Facilities Revenue,
       Refunding, NATL Insured, 5.25%, 7/01/22 ...........................................          1,100,000        1,106,919
       Series A, 5.00%, 7/01/28 ..........................................................          3,000,000        3,119,940
    Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35 .....         12,090,000       14,033,347
    Maricopa County IDA, MFHR,
       Senior National Health Facilities II, Project A, FSA Insured, ETM, 5.50%, 1/01/18 .          2,000,000        2,303,520
       Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 .............          1,650,000        1,608,107
    Maricopa County IDA Health Facility Revenue,
       Catholic Healthcare West, Refunding, Series A, 5.375%, 7/01/23 ....................          7,000,000        7,407,120
       Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 .....................         13,950,000       14,293,728
       Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/39 .....................          4,860,000        5,118,358
       Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16 .............          2,705,000        2,714,170
       Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/16           1,370,000        1,374,644
       Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/21           9,600,000        9,609,312
       Mayo Clinic, 5.00%, 11/15/36 ......................................................         25,750,000       26,007,757
    Maricopa County IDA Hospital Facility Revenue,
       Mayo Clinic Hospital, 5.25%, 11/15/37 .............................................         16,000,000       16,022,240
       Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 ..............................          3,000,000        3,003,540
       Samaritan Health Services, Series A, NATL Insured, ETM, 7.00%, 12/01/16 ...........          1,890,000        2,333,791
    Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Care, Refunding,
       Series A, GNMA Secured, 5.00%, 8/20/35 ............................................          1,725,000        1,741,784
    Maricopa County PCC, PCR,
       El Paso Electric Co. Project, Series A, 7.25%, 2/01/40 ............................         10,000,000       11,347,300
       Public Service Co. Palo Verde Project, Series A, AMBAC Insured, 5.05%, 5/01/29 ....         11,500,000       10,825,985
       Various, Public Service Co., Palo Verde, Refunding, Series A, 6.25%, 1/01/38 ......          5,000,000        5,162,300
    Maricopa County USD No. 89 Dysart GO, School Improvement, Project 06, Series B,
       FSA Insured, 5.00%, 7/01/27 .......................................................          5,015,000        5,320,714
    McAllister Academic Village LLC Revenue, Arizona State University Hassayampa,
       Refunding,
       5.25%, 7/01/33 ....................................................................          5,000,000        5,087,350
       5.00%, 7/01/38 ....................................................................          5,000,000        4,903,100
       Assured Guaranty, 5.25%, 7/01/33 ..................................................          2,525,000        2,574,288
       Assured Guaranty, 5.00%, 7/01/38 ..................................................          3,825,000        3,827,333
    Mesa Utility System Revenue, NATL Insured, Pre-Refunded, 5.00%, 7/01/26 ..............         10,000,000       11,602,300
    Navajo County Pollution Control Corp. Revenue, Mandatory Put 6/01/16, Series E, 5.75%,
       6/01/34 ...........................................................................          6,000,000        6,261,180
    Navajo County School District GO, School Improvement, Project 2008, Assured Guaranty,
       5.50%, 7/01/28 ....................................................................          1,045,000        1,115,611


                              Annual Report | 109

Franklin Tax-Free Trust

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Nogales Municipal Development Authority Inc. GO, NATL Insured, 5.00%, 6/01/36 ........   $      6,075,000   $    5,607,711
    Northern Arizona University COP, Northern Arizona University Research Projects,
       AMBAC Insured, 5.00%,
       9/01/27 ...........................................................................          2,355,000        2,408,294
       9/01/30 ...........................................................................          6,360,000        6,362,480
    Northern Arizona University System Revenues, 5.00%, 6/01/38 ..........................          5,000,000        5,043,350
    Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 .........................          1,300,000        1,306,539
    Phoenix Civic Improvement Corp. Airport Revenue, senior lien,
       Series A, 5.00%, 7/01/38 ..........................................................         10,000,000       10,012,800
       Series B, FGIC Insured, 5.25%, 7/01/22 ............................................          3,000,000        3,048,330
       Series B, FGIC Insured, 5.25%, 7/01/23 ............................................          5,000,000        5,077,250
       Series B, FGIC Insured, 5.25%, 7/01/27 ............................................         15,250,000       15,388,317
    Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic
       Plaza, Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
       7/01/27 ...........................................................................          3,945,000        3,640,643
       7/01/28 ...........................................................................          2,000,000        1,829,780
       7/01/29 ...........................................................................          2,000,000        1,812,260
       7/01/36 ...........................................................................          5,000,000        4,312,100
       7/01/37 ...........................................................................          7,000,000        6,020,280
    Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinated, Civic Plaza
       Expansion Project, Series A,
       FGIC Insured, 5.00%, 7/01/41 ......................................................          5,000,000        5,032,150
       NATL Insured, 5.00%, 7/01/35 ......................................................          5,550,000        5,596,065
    Phoenix Civic Improvement Corp. Wastewater System Revenue,
       junior lien, FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 ...........................         24,715,000       25,430,499
       junior lien, NATL Insured, 5.00%, 7/01/28 .........................................          2,000,000        2,073,020
       junior lien, NATL Insured, 5.00%, 7/01/29 .........................................          3,405,000        3,517,025
       junior lien, Refunding, FGIC Insured, 5.00%, 7/01/20 ..............................          9,710,000        9,950,322
       junior lien, Refunding, FGIC Insured, 5.125%, 7/01/21 .............................         10,000,000       10,257,000
       junior lien, Refunding, FGIC Insured, 5.00%, 7/01/24 ..............................          7,050,000        7,192,128
       junior lien, Refunding, FSA Insured, 5.00%, 7/01/37 ...............................         13,515,000       13,872,607
       senior lien, Refunding, 5.50%, 7/01/24 ............................................          2,500,000        2,814,125
    Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding, FGIC
       Insured,
       5.00%, 7/01/26 ....................................................................          3,250,000        3,333,753
    Phoenix GO, Various Purpose, Series B, 5.00%, 7/01/27 ................................          8,360,000        8,798,398
    Phoenix HFC Mortgage Revenue, Section 8 Assisted Projects, Refunding, Series A,
       NATL Insured, 6.90%, 1/01/23 ......................................................          1,020,000        1,025,590
    Phoenix IDA Government Office Lease Revenue,
       Capitol Mall LLC Project, Refunding, AMBAC Insured, 5.00%, 9/15/26 ................          3,445,000        3,481,483
       Capitol Mall LLC Project, Refunding, AMBAC Insured, 5.00%, 9/15/27 ................          4,615,000        4,643,751
       Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/21 ........................          4,300,000        4,372,197
       Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/28 ........................          4,000,000        4,029,120
    Phoenix IDA Student Housing Revenue, Downtown Phoenix Student Housing LLC,
       Series A, AMBAC Insured, 5.00%, 7/01/37 ...........................................         18,400,000       14,235,344
       Series C, AMBAC Insured, 5.00%, 7/01/37 ...........................................         10,000,000        7,255,600
    Pima County IDA Lease Revenue,
       Metro Police Facility, Nevada Project, Series A, 5.375%, 7/01/39 ..................          2,000,000        2,019,560
       Metro Police Facility, Nevada Project, Series A, 5.50%, 7/01/39 ...................          7,500,000        7,641,825


                              110 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Pima County IDA Lease Revenue, (continued)
       Pima County Arizona, 5.125%, 9/01/27 ..............................................   $      8,655,000   $    8,997,132
       Pima County Arizona, 5.00%, 9/01/39 ...............................................         15,000,000       14,682,900
    Pinal County Electric District No. 4 Electric System Revenue, 6.00%,
       12/01/23 ..........................................................................            525,000          551,528
       12/01/28 ..........................................................................            740,000          755,044
       12/01/38 ..........................................................................          1,150,000        1,155,302
    Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub. lien, Assured
       Guaranty,
       6.50%, 7/15/24 ....................................................................          4,220,000        4,898,534
    Salt River Project Agricultural Improvement and Power District Electric System
       Revenue, Salt River Project,
       Refunding, Series A, 5.00%, 1/01/23 ...............................................          6,000,000        6,398,220
       Series A, 5.00%, 1/01/37 ..........................................................         16,000,000       16,471,200
       Series A, 5.00%, 1/01/38 ..........................................................         25,000,000       25,932,500
       Series A, 5.00%, 1/01/39 ..........................................................         25,000,000       26,011,750
    Salt Verde Financial Corp. Senior Gas Revenue, 5.00%,
       12/01/32 ..........................................................................         10,000,000        8,788,800
       12/01/37 ..........................................................................         10,000,000        8,559,500
    San Luis Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, XLCA
       Insured,
       5.00%, 7/01/38 ....................................................................          8,650,000        8,482,363
    Scottsdale GO, Refunding, 5.00%, 7/01/22 .............................................          3,000,000        3,146,880
    Scottsdale IDA Hospital Revenue, Scottsdale Healthcare,
       Pre-Refunded, 5.70%, 12/01/21 .....................................................          2,000,000        2,188,760
       Pre-Refunded, 5.80%, 12/01/31 .....................................................         14,865,000       16,293,675
       Refunding, Series A, 5.25%, 9/01/30 ...............................................          5,000,000        4,835,550
    Scottsdale Municipal Property Corp. Excise Tax Revenue, Pre-Refunded, 5.00%, 7/01/24..          5,000,000        5,801,150
    Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian Insured,
       5.00%,
       12/01/25 ..........................................................................          1,420,000        1,352,919
       12/01/30 ..........................................................................          5,160,000        4,770,575
       12/01/35 ..........................................................................          2,000,000        1,812,000
    Southern Arizona Capital Facilities Finance Corp. Student Housing Revenue, University
       of Arizona Project, NATL Insured, Pre-Refunded, 5.10%, 9/01/33 ....................          3,000,000        3,330,570
    Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
       7/01/28 ...........................................................................          4,275,000        4,291,587
       7/01/34 ...........................................................................         11,510,000       11,070,548
    Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
       5.40%, 11/20/22 ...................................................................          1,090,000        1,116,683
       5.45%, 11/20/32 ...................................................................          1,285,000        1,299,816
    Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31 ......         10,000,000        9,476,800
    Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation, Series A,
       AMBAC Insured, 5.00%, 7/15/32 .....................................................          1,000,000          974,970
    Tucson Water Revenue, System, Refunding, 5.00%,
       7/01/28 ...........................................................................          1,230,000        1,317,982
       7/01/29 ...........................................................................          1,765,000        1,878,560
    University Medical Center Corp. Hospital Revenue,
       5.00%, 7/01/35 ....................................................................          7,000,000        6,468,420
       6.50%, 7/01/39 ....................................................................          4,750,000        5,085,350


                               Annual Report | 111

Franklin Tax-Free Trust

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    University of Arizona COP, University of Arizona Projects, Series B, AMBAC Insured,
       5.00%, 6/01/26 ....................................................................   $      7,070,000   $    7,276,161
       5.00%, 6/01/28 ....................................................................          7,000,000        7,142,170
       5.00%, 6/01/31 ....................................................................          5,565,000        5,610,967
       Pre-Refunded, 5.125%, 6/01/22 .....................................................          2,250,000        2,461,253
    Yavapai County IDA Hospital Facility Revenue, Yavapai Regional Medical Center,
       Series A, 6.00%, 8/01/33 ..........................................................          2,000,000        2,015,160
       Series B, 5.625%, 8/01/33 .........................................................          2,315,000        2,277,891
       Series B, 5.625%, 8/01/37 .........................................................         12,435,000       12,154,093
    Yuma IDA Hospital Revenue, Yuma Regional Medical Center, FSA Insured, Pre-Refunded,
       5.50%, 8/01/21 ....................................................................          2,015,000        2,173,500
    Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%,
       7/01/25 ...........................................................................          3,100,000        3,111,904
                                                                                                                --------------
                                                                                                                   945,192,657
                                                                                                                --------------
    U.S. TERRITORIES 13.4%
    PUERTO RICO 13.4%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.50%, 5/15/39 .........................................................          5,000,000        4,426,050
    Puerto Rico Commonwealth GO,
       Public Improvement, Series A, 5.375%, 7/01/28 .....................................          3,355,000        3,358,758
       Series A, 5.25%, 7/01/37 ..........................................................         10,000,000        9,458,900
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series B, Pre-Refunded, 6.00%, 7/01/39 ............................................          9,250,000        9,517,140
       Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................          5,000,000        5,515,450
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Hospital Revenue,
       Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 ................            965,000          972,672
       Hospital Auxilio Mutuo Obligation Group Project, Series A, NATL Insured, 6.25%,
          7/01/24 ........................................................................          2,790,000        2,790,446
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..............................................          8,190,000        8,066,249
       Series D, Pre-Refunded, 5.375%, 7/01/33 ...........................................         21,810,000       24,004,958
       Series I, 5.00%, 7/01/36 ..........................................................          7,000,000        6,353,200
       Series I, Pre-Refunded, 5.375%, 7/01/34 ...........................................         40,000,000       46,397,600
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       Pre-Refunded, 5.50%, 8/01/29 ......................................................         15,000,000       16,298,400
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A, 5.50%,
       8/01/37 ...........................................................................         11,000,000       11,175,780
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                         148,335,603
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,081,460,895) .............................................................                       1,093,528,260
                                                                                                                --------------


                               112 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                    ----------------   --------------
    SHORT TERM INVESTMENTS (COST $1,600,000) 0.1%
    MUNICIPAL BONDS 0.1%
    U.S. TERRITORIES 0.1%
    PUERTO RICO 0.1%
(a) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and
       Put, 0.12%, 7/01/32 ...............................................................   $      1,600,000   $    1,600,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $1,083,060,895) 99.1% ........................................                       1,095,128,260
    OTHER ASSETS, LESS LIABILITIES 0.9% ..................................................                           9,993,260
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $1,105,121,520
                                                                                                                ==============

See Abbreviations on page 263.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 113

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                     -------------------------------------------------------
CLASS A                                                2010       2009       2008(a)      2007        2006
-------                                              --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  10.79   $  11.14    $  12.10    $  12.03    $  12.04
                                                     --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ......................       0.51       0.51        0.51        0.51        0.53
   Net realized and unrealized gains (losses) ....       0.87      (0.35)      (0.97)       0.08       (0.01)
                                                     --------   --------    --------    --------    --------
Total from investment operations .................       1.38       0.16       (0.46)       0.59        0.52
                                                     --------   --------    --------    --------    --------
Less distributions from net investment income ....      (0.52)     (0.51)      (0.50)      (0.52)      (0.53)
                                                     --------   --------    --------    --------    --------
Redemption fees(d) ...............................         --         --(e)       --(e)       --(e)       --(e)
                                                     --------   --------    --------    --------    --------
Net asset value, end of year .....................   $  11.65   $  10.79    $  11.14    $  12.10    $  12.03
                                                     ========   ========    ========    ========    ========
Total return(f) ..................................      12.97%      1.43%      (3.94)%      5.04%       4.41%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       0.66%      0.66%       0.67%       0.68%       0.69%
Net investment income ............................       4.49%      4.62%       4.27%       4.31%       4.40%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $565,222   $465,136    $444,475    $426,482    $382,608
Portfolio turnover rate ..........................       9.78%     11.01%      22.57%      15.20%      23.19%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               114 | Annual Report

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                                   YEAR ENDED FEBRUARY 28,
                                                     ---------------------------------------------------
CLASS C                                                2010       2009     2008(a)      2007       2006
-------                                              --------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  10.88   $ 11.22    $ 12.19    $ 12.12    $ 12.13
                                                     --------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ......................       0.45      0.46       0.44       0.45       0.47
   Net realized and unrealized gains (losses) ....       0.88     (0.35)     (0.97)      0.07      (0.01)
                                                     --------   -------    -------    -------    -------
Total from investment operations .................       1.33      0.11      (0.53)      0.52       0.46
                                                     --------   -------    -------    -------    -------
Less distributions from net investment income ....      (0.45)    (0.45)     (0.44)     (0.45)     (0.47)
                                                     --------   -------    -------    -------    -------
Redemption fees(d) ...............................         --        --(e)      --(e)      --(e)      --(e)
                                                     --------   -------    -------    -------    -------
Net asset value, end of year .....................   $  11.76   $ 10.88    $ 11.22    $ 12.19    $ 12.12
                                                     ========   =======    =======    =======    =======
Total return(f) ..................................      12.43%     0.94%     (4.52)%     4.43%      3.81%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       1.21%     1.21%      1.22%      1.23%      1.24%
Net investment income ............................       3.94%     4.07%      3.72%      3.76%      3.85%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $118,648   $69,302    $56,146    $50,938    $43,676
Portfolio turnover rate ..........................       9.78%    11.01%     22.57%     15.20%     23.19%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 115

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                     PERIOD ENDED
                                                     FEBRUARY 28,
ADVISOR CLASS                                           2010(a)
-------------                                        ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $ 11.22
                                                       -------
Income from investment operations(b):
   Net investment income(c) ......................        0.33
   Net realized and unrealized gains (losses) ....        0.43
                                                       -------
Total from investment operations .................        0.76
                                                       -------
Less distributions from net investment income ....       (0.33)
                                                       -------
Net asset value, end of period ...................     $ 11.65
                                                       =======
Total return(d) ..................................        6.79%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................        0.56%
Net investment income ............................        4.59%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $11,066
Portfolio turnover rate ..........................        9.78%

(a)  For the period July 15, 2009 (effective date) to February 28, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               116 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS 97.2%
    COLORADO 90.1%
    Adams County Revenue, Platte Valley Medical Center, Refunding, NATL Insured, 5.00%,
       2/01/31 ...........................................................................   $     10,000,000   $    9,758,800
    Adams State College Auxiliary Facilities Revenue, Improvement, Series A, 5.50%,
       5/15/34 ...........................................................................          2,000,000        2,139,840
       5/15/39 ...........................................................................          2,150,000        2,288,674
    Arapahoe County Water and Wastewater GO, Refunding, Series A, NATL Insured, 5.125%,
       12/01/32 ..........................................................................         15,000,000       15,027,300
    Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured,
       5.25%, 10/01/32 ...................................................................          1,000,000          935,980
       5.25%, 10/01/40 ...................................................................          8,200,000        7,395,498
       5.00%, 10/01/43 ...................................................................         10,000,000        8,613,000
    Aurora COP,
       AMBAC Insured, Pre-Refunded, 5.50%, 12/01/30 ......................................          4,935,000        5,129,439
       Refunding, Series A, 5.00%, 12/01/29 ..............................................          6,655,000        6,762,345
       Refunding, Series A, 5.00%, 12/01/30 ..............................................          5,680,000        5,753,954
    Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
       8/01/36 ...........................................................................          5,880,000        5,985,664
       8/01/39 ...........................................................................         14,000,000       14,225,260
    Boulder County Development Revenue, University Corp. of Atmospheric Research, NATL
       Insured,
       5.00%, 9/01/33 ....................................................................          1,500,000        1,501,380
    Boulder Larimer and Weld Counties Vrain Valley School District RE-1J GO, 5.00%,
       12/15/33 ..........................................................................          5,200,000        5,424,952
    Boulder Valley School District No. RE-2 Boulder GO, 5.00%, 12/01/34 ..................         10,775,000       11,454,579
    Bowles Metropolitan District GO, Refunding, FSA Insured, 5.00%, 12/01/33 .............          2,500,000        2,543,325
    Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured
       Guaranty, 5.25%, 12/01/34 .........................................................          5,380,000        5,690,749
    Broadlands Metropolitan District No. 2 GO, Refunding, NATL Insured, 5.25%, 12/01/34 ..          8,655,000        9,034,089
    Broomfield COP,
       Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 .................          1,535,000        1,543,182
       Refunding, AMBAC Insured, 6.00%, 12/01/29 .........................................          2,000,000        2,002,580
    Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC
       Insured,
       5.00%, 12/01/27 ...................................................................         10,000,000       10,147,700
    Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured,
       5.00%, 12/01/31 ...................................................................          7,500,000        7,568,325
    Colorado Department of Transportation COP, NATL Insured, 5.00%, 6/15/34 ..............          6,915,000        7,018,241
    Colorado Educational and Cultural Facilities Authority Revenue,
       James Irwin Charter School, Refunding and Improvement, CIFG Insured, 5.00%, 8/01/37          6,060,000        5,900,986
       Student Housing, Campus Village Apartments, Refunding, 5.50%, 6/01/38 .............          9,000,000        9,077,850
       Student Housing, University of Colorado Foundation Project, AMBAC Insured,
          Pre-Refunded,
          5.00%, 7/01/27 .................................................................          6,545,000        7,123,643
       Student Housing, University of Colorado Foundation Project, AMBAC Insured,
          Pre-Refunded,
          5.00%, 7/01/32 .................................................................         10,005,000       10,889,542
    Colorado Health Facilities Authority Revenue,
       Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39 ..................          5,000,000        5,052,900
       Catholic Health Initiatives, Series D, 6.125%, 10/01/28 ...........................          2,500,000        2,756,425
       Catholic Health Initiatives, Series D, 6.25%, 10/01/33 ............................          2,000,000        2,197,440
       Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 6.125%,
          6/01/38 ........................................................................          4,500,000        4,516,965
       Evangelical Lutheran Project, 5.25%, 6/01/31 ......................................          4,000,000        3,664,440
       Evangelical Lutheran Project, Series A, 5.25%, 6/01/34 ............................          3,500,000        3,174,815


                              Annual Report | 117

Franklin Tax-Free Trust

    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Colorado Health Facilities Authority Revenue, (continued)
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
          5.00%, 12/01/25 ................................................................   $      3,050,000   $    2,805,969
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
          5.00%, 12/01/26 ................................................................          3,205,000        2,932,351
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
          5.00%, 12/01/27 ................................................................          3,365,000        3,058,415
       Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
          5.00%, 12/01/30 ................................................................          3,000,000        2,617,470
       Hospital, NCMC Inc. Project, Series A, FSA Insured, 5.50%, 5/15/30 ................          7,900,000        8,318,779
       Hospital, Refunding, Series C, FSA Insured, 5.25%, 3/01/40 ........................          5,000,000        5,000,000
       Portercare Adventist Health, Pre-Refunded, 6.625%, 11/15/26 .......................          2,500,000        2,774,100
       Portercare Adventist Health, Pre-Refunded, 6.50%, 11/15/31 ........................          5,500,000        6,091,415
       Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding,
          Series A,
          FSA Insured, 5.20%, 3/01/31 ....................................................         10,000,000       10,104,800
       Valley View Hospital Assn., Refunding, 5.75%, 5/15/36 .............................          2,000,000        1,936,740
       Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29 ...................          4,000,000        3,617,440
    Colorado HFAR,
       MF, Project II, Series A-2, 5.30%, 10/01/23 .......................................          1,645,000        1,664,444
       MF, Project II, Series A-2, 5.375%, 10/01/32 ......................................          3,605,000        3,628,360
       MFH Insured Mortgage, Series A-2, FHA Insured, 6.00%, 10/01/28 ....................            235,000          235,139
       MFH Insured Mortgage, Series C-3, 6.05%, 10/01/32 .................................            475,000          475,342
    Colorado School of Mines Enterprises Revenue, Refunding and Improvement, Series A,
       5.25%, 12/01/37 ...................................................................          2,000,000        2,092,580
    Colorado Springs Hospital Revenue,
       6.375%, 12/15/30 ..................................................................          3,785,000        3,862,025
       FSA Insured, 5.00%, 12/15/32 ......................................................          3,800,000        3,823,864
       Pre-Refunded, 6.375%, 12/15/30 ....................................................          3,715,000        3,919,362
       Refunding, 6.25%, 12/15/33 ........................................................          5,000,000        5,311,400
    Colorado Springs Public Facilities Authority COP, U.S. Olympic Committee Project,
       Assured Guaranty, 5.00%, 11/01/39 .................................................         11,305,000       11,486,219
    Colorado Springs Utilities Revenue,
       Refunding, Series A, 5.00%, 11/15/27 ..............................................          1,000,000        1,098,250
       sub. lien, System Improvement, Series B, 5.00%, 11/15/33 ..........................          3,000,000        3,103,110
    Colorado State Board of Governors University Enterprise System Revenue, Series A,
       5.00%, 3/01/34 ....................................................................          2,250,000        2,345,985
       5.00%, 3/01/39 ....................................................................         10,550,000       10,912,920
       NATL Insured, 5.00%, 3/01/37 ......................................................         13,000,000       13,378,430
    Colorado State COP, University of Colorado Denver Health Sciences Center Fitzsimons
       Academic Facility Project, Series B, NATL Insured, 5.00%, 11/01/30 ................          5,000,000        5,061,100
    Colorado State Health Facilities Authority Revenue, Parkview Medical Center Inc.
       Project, Series A, 5.00%, 9/01/37 .................................................          8,000,000        7,231,920
    Colorado State Higher Education Capital Construction Lease Purchase Financing Program
       COP, 5.50%, 11/01/27 ..............................................................          5,245,000        5,687,888
       Pre-Refunded, 5.50%, 11/01/27 .....................................................          2,030,000        2,483,847


                               118 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Colorado Water Resources and Power Development Authority Clean Water Revenue,
       Series A,
       6.15%, 9/01/11 ....................................................................   $         75,000   $       75,007
       6.30%, 9/01/14 ....................................................................             25,000           25,002
    Colorado Water Resources and Power Development Authority Small Water Resource Revenue,
       Series A, FGIC Insured, Pre-Refunded, 5.80%, 11/01/20 .............................          1,200,000        1,243,140
    Colorado Water Resources and Power Development Authority Water Resources Revenue,
       Arapahoe County Water Improvement, Series E, NATL Insured, 5.00%, 12/01/35 ........         10,000,000        9,899,200
       East Cherry Creek Valley Water Sanitary District, NATL Insured, 5.00%, 11/15/30 ...          1,590,000        1,609,541
       Parker Water and Sanitary District, NATL Insured, 5.00%, 9/01/30 ..................          5,000,000        4,943,150
    Commerce City COP, AMBAC Insured, 5.00%, 12/15/37 ....................................         13,975,000       13,788,014
    Denver City and County Airport Revenue,
       Refunding, Series A, AMBAC Insured, 5.625%, 11/15/23 ..............................          4,500,000        4,557,780
       Series B, Pre-Refunded, 5.50%, 11/15/33 ...........................................          5,000,000        5,805,300
       Series D, 7.75%, 11/15/13 .........................................................            615,000          681,285
    Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/25 ...          7,000,000        7,345,730
    Denver City and County School District No. 1 GO, Series A, 5.00%, 12/01/29 ...........          4,500,000        4,837,410
    Denver Convention Center Hotel Authority Revenue, Refunding, senior bond, XLCA
       Insured,
       5.00%, 12/01/30 ...................................................................         14,500,000       12,665,605
    Denver Health and Hospital Authority Healthcare Revenue,
       Refunding, Series A, 5.25%, 12/01/31 ..............................................          9,250,000        8,339,985
       Series A, Pre-Refunded, 6.00%, 12/01/23 ...........................................          1,000,000        1,090,620
       Series A, Pre-Refunded, 6.00%, 12/01/31 ...........................................          5,400,000        5,889,348
       Series A, Pre-Refunded, 6.25%, 12/01/33 ...........................................          3,250,000        3,957,102
    Dove Valley Metropolitan District Arapahoe County GO, Refunding, FSA Insured, 5.00%,
       11/01/35 ..........................................................................          4,375,000        4,511,675
    E-470 Public Highway Authority Revenue,
       Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/33 ..................          3,000,000          595,800
       Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32 ..................          7,800,000        1,670,214
       Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34 ..................         14,075,000        2,597,119
       Senior Series A, NATL Insured, Pre-Refunded, 5.75%, 9/01/29 .......................          4,575,000        4,783,803
       Senior Series A, NATL Insured, Pre-Refunded, 5.75%, 9/01/35 .......................         10,825,000       11,319,053
    El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%,
       12/20/32 ..........................................................................          1,890,000        1,895,198
    El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 ..............          1,500,000        1,564,095
    Erie Wastewater Enterprise Revenue, Series A, Assured Guaranty, 5.00%,
       12/01/33 ..........................................................................          2,860,000        2,939,765
       12/01/37 ..........................................................................          5,120,000        5,210,573
    Erie Water Enterprise Revenue, Series A, FSA Insured, 5.00%, 12/01/32 ................         10,000,000       10,349,700
    Fort Lewis College Board Trustees Enterprise Revenue, Series B-1, FGIC Insured, 5.00%,
       10/01/37 ..........................................................................         12,830,000       12,753,405
    Gunnison Watershed School District No. RE-1J GO, 5.25%, 12/01/33 .....................          1,240,000        1,335,319
    La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
       5.75%, 4/01/14 ....................................................................          2,090,000        2,090,773
       6.00%, 4/01/19 ....................................................................          1,000,000          999,910
       6.10%, 4/01/24 ....................................................................          1,000,000          977,800


                              Annual Report | 119

Franklin Tax-Free Trust

    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Mesa State College Auxiliary Facilities Enterprise Revenue,
       Pre-Refunded, 6.00%, 5/15/38 ......................................................   $      7,000,000   $    8,767,360
       Refunding, Series A, 5.00%, 5/15/33 ...............................................          3,455,000        3,610,233
    Mesa State College Enterprise Revenue, BHAC Insured, 5.125%, 5/15/37 .................          5,765,000        6,030,997
    Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured,
       Pre-Refunded, 5.125%,
       6/15/26 ...........................................................................          6,550,000        7,036,141
       6/15/31 ...........................................................................          4,465,000        4,796,392
    Park Creek Metropolitan District Revenue, Senior Property Tax Support, Refunding and
       Improvement, Assured Guaranty, 6.375%, 12/01/37 ...................................          7,000,000        7,616,280
    Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38 ...          9,900,000       10,936,431
    Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, Pre-Refunded, 6.00%,
       11/01/21 ..........................................................................          4,300,000        4,464,690
    Regional Transportation District Sales Tax Revenue, Fastracks Project,
       Refunding, Series A, FSA Insured, 4.50%, 11/01/35 .................................          3,500,000        3,463,005
       Series A, AMBAC Insured, 5.00%, 11/01/31 ..........................................         14,150,000       14,659,541
    Thornton Development Authority Tax Increment Revenue, North Washington Street Urban
       Renewal, NATL Insured, 5.00%, 12/01/29 ............................................          6,100,000        6,302,276
    Thornton Water Enterprise Revenue, NATL Insured, 5.00%, 12/01/29 .....................          7,010,000        7,303,649
    Triview Metropolitan District GO, Refunding, 5.00%, 11/01/34 .........................         10,855,000       10,878,990
    University of Colorado COP, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/33 ....          3,570,000        4,001,577
    University of Colorado Enterprise System Revenue,
       Series A, 5.375%, 6/01/38 .........................................................          3,000,000        3,212,910
       University of Colorado Regents, NATL Insured, 5.00%, 6/01/32 ......................          5,000,000        5,202,950
    University of Colorado Hospital Authority Revenue,
       Refunding, 6.00%, 11/15/29 ........................................................          5,000,000        5,250,700
       Series A, 5.00%, 11/15/37 .........................................................          2,000,000        1,930,100
       Series A, 5.25%, 11/15/39 .........................................................          3,000,000        2,995,260
       Series A, Pre-Refunded, 5.60%, 11/15/25 ...........................................          1,900,000        2,049,948
    University of Northern Colorado Revenue, Auxiliary Facilities Systems, Refunding and
       Improvement, AMBAC Insured, 5.00%, 6/01/31 ........................................          3,000,000        3,011,610
    Ute Water Conservancy District Water Revenue, NATL Insured, Pre-Refunded, 5.75%,
       6/15/20 ...........................................................................          5,000,000        5,128,350
    Western State College Revenues, 5.00%,
       5/15/34 ...........................................................................          2,000,000        2,021,900
       5/15/39 ...........................................................................          2,000,000        2,018,960
    Westminster Building Authority COP, NATL Insured, 5.25%, 12/01/22 ....................          1,555,000        1,613,157
                                                                                                                --------------
                                                                                                                   626,010,354
                                                                                                                --------------
    U.S. TERRITORIES 7.1%
    GUAM 0.3%
    Guam Government Limited Obligation Revenue, Section 30, Series A, 5.375%, 12/01/24 ...          2,000,000        2,069,620
                                                                                                                --------------
    PUERTO RICO 6.8%
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series
       B, 5.00%, 7/01/41 .................................................................          5,000,000        4,477,800
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
       7/01/22 ...........................................................................          1,335,000        1,339,446


                               120 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                                   ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..............................................   $      2,120,000   $    2,087,967
       Series I, Pre-Refunded, 5.375%, 7/01/34 ...........................................          5,000,000        5,799,700
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub.,
       Series A, 5.00%, 8/01/24 ..........................................................          6,500,000        6,661,590
       Series A, 5.25%, 8/01/27 ..........................................................          7,950,000        8,145,411
       Series A, 5.50%, 8/01/37 ..........................................................          5,000,000        5,079,900
       Series A, 5.50%, 8/01/42 ..........................................................          3,000,000        2,995,320
       Series B, 6.375%, 8/01/39 .........................................................         10,000,000       10,772,600
                                                                                                                --------------
                                                                                                                    47,359,734
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                          49,429,354
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $662,124,877) ..............                         675,439,708
                                                                                                                --------------
    SHORT TERM INVESTMENTS 1.4%
    MUNICIPAL BONDS 1.4%
    COLORADO 1.4%
    (a) Colorado Educational and Cultural Facilities Authority Revenue, National Jewish
       Federation Bond Program,
       Daily VRDN and Put, 0.17%, 2/01/35 ................................................          1,400,000        1,400,000
       Refunding, Series A-8, Daily VRDN and Put, 0.17%, 9/01/35 .........................          1,155,000        1,155,000
       Series A-4, Daily VRDN and Put, 0.17%, 2/01/34 ....................................          1,870,000        1,870,000
       Series A-7, Daily VRDN and Put, 0.17%, 7/01/29 ....................................          1,745,000        1,745,000
       Series A-10, Daily VRDN and Put, 0.16%, 9/01/37 ...................................          2,200,000        2,200,000
       Series A-11, Daily VRDN and Put, 0.17%, 8/01/27 ...................................          1,000,000        1,000,000
    (a) Pitkin County IDR, Aspen Skiing Co. Project, Refunding, Series A, Daily VRDN and
       Put, 0.17%, 4/01/16 ...............................................................            500,000          500,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $9,870,000) .......................................                           9,870,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $671,994,877) 98.6% ..........................................                         685,309,708
    OTHER ASSETS, LESS LIABILITIES 1.4% ..................................................                           9,627,015
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  694,936,723
                                                                                                                ==============

See Abbreviations on page 263.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 121

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                                       YEAR ENDED FEBRUARY 28,
                                                     ----------------------------------------------------------
CLASS A                                                2010       2009        2008(a)       2007         2006
-------                                              --------   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  10.18   $  10.39     $  11.13     $  11.10     $  11.11
                                                     --------   --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ......................       0.46       0.46         0.45         0.46         0.48
   Net realized and unrealized gains (losses) ....       0.69      (0.22)       (0.73)        0.04        (0.01)
                                                     --------   --------     --------     --------     --------
Total from investment operations .................       1.15       0.24        (0.28)        0.50         0.47
                                                     --------   --------     --------     --------     --------
Less distributions from net investment income ....      (0.45)     (0.45)       (0.46)       (0.47)       (0.48)
                                                     --------   --------     --------     --------     --------
Redemption fees(d) ...............................         --         --(e)        --(e)        --(e)        --
                                                     --------   --------     --------     --------     --------
Net asset value, end of year .....................   $  10.88   $  10.18     $  10.39     $  11.13     $  11.10
                                                     ========   ========     ========     ========     ========
Total return(f) ..................................      11.50%      2.31%       (2.66)%       4.61%        4.33%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       0.68%      0.68%        0.69%        0.70%        0.71%
Net investment income ............................       4.29%      4.39%        4.16%        4.21%        4.30%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $405,070   $338,345     $315,908     $305,258     $274,407
Portfolio turnover rate ..........................       3.67%      9.72%       13.47%       11.18%        7.73%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              122 | Annual Report

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                                   YEAR ENDED FEBRUARY 28,
                                                     --------------------------------------------------
CLASS C                                                2010      2009     2008(a)      2007      2006
-------                                              -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 10.24   $ 10.44    $ 11.19    $ 11.15    $ 11.16
                                                     -------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ......................      0.40      0.40       0.40       0.41       0.42
   Net realized and unrealized gains (losses) ....      0.69     (0.21)     (0.75)      0.04      (0.01)
                                                     -------   -------    -------    -------    -------
Total from investment operations .................      1.09      0.19      (0.35)      0.45       0.41
                                                     -------   -------    -------    -------    -------
Less distributions from net investment income ....     (0.39)    (0.39)     (0.40)     (0.41)     (0.42)
                                                     -------   -------    -------    -------    -------
Redemption fees(d) ...............................        --        --(e)      --(e)      --(e)      --
                                                     -------   -------    -------    -------    -------
Net asset value, end of year .....................   $ 10.94   $ 10.24    $ 10.44    $ 11.19    $ 11.15
                                                     =======   =======    =======    =======    =======
Total return(f) ..................................     10.83%     1.83%     (3.28)%     4.10%      3.75%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................      1.23%     1.23%      1.24%      1.25%      1.26%
Net investment income ............................      3.74%     3.84%      3.61%      3.66%      3.75%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $94,058   $70,541    $55,126    $52,623    $45,564
Portfolio turnover rate ..........................      3.67%     9.72%     13.47%     11.18%      7.73%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 123

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                     PERIOD ENDED
                                                     FEBRUARY 28,
ADVISOR CLASS                                           2010(a)
-------------                                        ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $ 10.45
                                                       -------
Income from investment operations(b):
   Net investment income(c) ......................        0.29
   Net realized and unrealized gains (losses) ....        0.41
                                                       -------
Total from investment operations .................        0.70
                                                       -------
Less distributions from net investment income ....       (0.28)
                                                       -------
Net asset value, end of period ...................     $ 10.87
                                                       =======
Total return(d) ..................................        6.78%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................        0.58%
Net investment income ............................        4.39%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................     $11,030
Portfolio turnover rate ..........................        3.67%

(a)  For the period July 15, 2009 (effective date) to February 28, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               124 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
    -----------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS 99.1%
    CONNECTICUT 75.6%
    Bridgeport GO, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/15/19 .................   $      1,000,000   $    1,030,740
    Connecticut State Airport Revenue, Bradley International Airport, Series A, NATL
       Insured, 5.125%, 10/01/26 .........................................................          3,000,000        2,948,910
    Connecticut State Development Authority First Mortgage Gross Revenue, Health Care
       Project, Church Homes Inc. Project, Refunding, 5.80%, 4/01/21 .....................          4,000,000        3,748,080
       Connecticut Baptist Homes Inc. Project, Refunding, Radian Insured, 5.625%,
          9/01/22 ........................................................................          2,000,000        1,916,080
       The Elim Park Baptist Home Inc. Project, 5.75%, 12/01/23 ..........................            750,000          730,485
       The Elim Park Baptist Home Inc. Project, Refunding, Series A, 5.375%, 12/01/18 ....          1,100,000        1,080,739
    Connecticut State Development Authority PCR,
       Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ..................          5,500,000        5,530,085
       United Illuminating Co. Project, Mandatory Put 2/01/12, 5.75%, 6/01/26 ............          1,000,000        1,067,230
    Connecticut State Development Authority Revenue, Life Care Facilities, Seabury
       Project, Refunding, Radian Insured, 5.00%, 9/01/21 ................................          2,000,000        1,727,560
    Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, PSEG
       Power LLC Project, Series A, 5.75%, 11/01/37 ......................................          5,000,000        4,938,150
    Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic
       Co. Project, 6.15%, 4/01/35 .......................................................          1,000,000        1,001,480
    Connecticut State GO,
       Series A, 5.00%, 4/15/20 ..........................................................          5,155,000        5,884,690
       Series A, 5.00%, 2/15/29 ..........................................................         10,000,000       10,839,900
       Series B, Pre-Refunded, 5.00%, 6/15/20 ............................................         10,000,000       10,588,200
       Series B, Pre-Refunded, 5.00%, 6/15/22 ............................................          2,000,000        2,194,920
       Series C, FSA Insured, 5.00%, 6/01/26 .............................................          5,000,000        5,423,000
    Connecticut State Health and Educational Facilities Authority Revenue,
       Brunswick School, Series A, NATL Insured, 5.00%, 7/01/29 ..........................          5,000,000        5,005,000
       Canterbury School, Series B, Radian Insured, 5.00%, 7/01/36 .......................          1,000,000          908,870
       Catholic Health East, Series F, NATL Insured, 5.75%, 11/15/29 .....................          3,250,000        3,267,420
       Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ...........          1,215,000        1,225,631
       Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 ............          1,000,000        1,005,820
       Child Care Facilities Program, Series G, Assured Guaranty, 6.00%, 7/01/28 .........          2,250,000        2,559,083
       Connecticut College, Series D-1, NATL Insured, Pre-Refunded, 5.75%, 7/01/30 .......          1,000,000        1,028,130
       Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 ........          3,500,000        3,500,105
       Eastern Connecticut Health Network, Refunding, Series A, Radian Insured, 6.00%,
          7/01/25 ........................................................................          2,965,000        2,972,946
       Eastern Connecticut Health Network, Refunding, Series C, Radian Insured, 5.125%,
          7/01/30 ........................................................................          2,500,000        2,191,600
       Eastern Connecticut Health Network, Series A, Radian Insured, Pre-Refunded, 6.00%,
          7/01/25 ........................................................................          6,230,000        6,409,299
       Fairfield University, Series M, 5.00%, 7/01/26 ....................................            450,000          470,867
       Fairfield University, Series M, 5.00%, 7/01/34 ....................................          1,000,000        1,003,990
       Fairfield University, Series N, 5.00%, 7/01/29 ....................................          7,000,000        7,220,780
       Greenwich Academy, Series B, FSA Insured, Pre-Refunded, 5.00%, 3/01/32 ............          4,210,000        4,448,286
       Hartford University, Series G, Radian Insured, 5.25%, 7/01/26 .....................          5,000,000        4,924,250
       Horace Bushnell Memorial Hall, Series A, NATL Insured, 5.625%, 7/01/29 ............          1,000,000        1,003,230
       Hospital for Special Care, Series C, Radian Insured, 5.25%, 7/01/37 ...............          2,500,000        2,200,825
       Loomis Chafee School, Series G, 5.00%, 7/01/30 ....................................          3,000,000        3,071,610
       Loomis Chafee School, Series G, 5.00%, 7/01/38 ....................................          6,285,000        6,265,642
       Lutheran General Health Care System, ETM, 7.375%, 7/01/19 .........................            375,000          458,644


                               Annual Report | 125

Franklin Tax-Free Trust

    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
    -----------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CONNECTICUT (CONTINUED)
    Connecticut State Health and Educational Facilities Authority Revenue, (continued)
       Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/26 ...............   $      1,730,000   $    1,843,696
       Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/36 ...............          4,415,000        4,554,735
       New Horizons Village Project, 7.30%, 11/01/16 .....................................          2,905,000        2,905,058
       Norwich Free Academy, Series A, AMBAC Insured, 5.00%, 7/01/34 .....................          1,675,000        1,704,865
       Quinnipiac University, Series H, AMBAC Insured, 5.00%, 7/01/36 ....................          8,000,000        8,033,920
       Quinnipiac University, Series J, NATL Insured, 5.00%, 7/01/37 .....................         15,000,000       15,059,850
       Quinnipiac University, Series K-1, NATL Insured, 5.00%, 7/01/31 ...................          4,000,000        4,084,400
       Renbrook School, Series A, AMBAC Insured, 5.00%, 7/01/37 ..........................          1,170,000        1,069,216
       Sacred Heart University, Refunding, Series E, Radian Insured, 5.00%, 7/01/28 ......          4,000,000        3,819,360
       Sacred Heart University, Series C, 6.50%, 7/01/16 .................................            180,000          180,927
       Sacred Heart University, Series C, 6.625%, 7/01/26 ................................            785,000          787,559
       Salisbury School, Series C, Assured Guaranty, 5.00%, 7/01/38 ......................          5,000,000        5,207,000
       Series B, NATL Insured, 5.00%, 7/01/33 ............................................          2,000,000        1,925,240
       St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ..........................          4,615,000        4,261,537
       The William W. Backus Hospital, Series F, FSA Insured, 5.00%, 7/01/28 .............          1,500,000        1,551,525
       The William W. Backus Hospital, Series F, FSA Insured, 5.125%, 7/01/35 ............          4,025,000        4,116,448
       Trinity College, Refunding, Series J, NATL Insured, 4.50%, 7/01/37 ................          2,000,000        1,996,760
       Trinity College, Series G, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31 ............          5,425,000        5,794,008
       Trinity College, Series H, NATL Insured, 5.00%, 7/01/26 ...........................          1,855,000        1,921,224
       Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 ............          1,000,000          835,790
       Westminster School, Series E, XLCA Insured, 5.00%, 7/01/37 ........................         10,660,000       11,009,115
       Westover School, Series A, Radian Insured, Pre-Refunded, 5.70%, 7/01/30 ...........          2,000,000        2,055,600
       Yale University, Series A-2, 5.00%, 7/01/40 .......................................         20,000,000       21,142,200
       Yale University, Series Y-1, 5.00%, 7/01/35 .......................................         15,000,000       15,646,650
       Yale University, Series Z-1, 5.00%, 7/01/42 .......................................         10,000,000       10,445,600
       Yale University, Series Z-3, 5.05%, 7/01/42 .......................................          6,000,000        6,322,320
       Yale-New Haven Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31 ................         12,500,000       12,573,500
    Connecticut State HFA Housing Mortgage Finance Program Revenue, Sub Series C-1,
       4.85%, 11/15/34 ...................................................................          3,260,000        3,279,984
       4.95%, 11/15/39 ...................................................................          6,365,000        6,406,627
    Connecticut State HFAR,
       Housing Mortgage Finance Program, Refunding, Series E, Sub Series E-2, 5.20%,
          11/15/21 .......................................................................          1,840,000        1,842,631
       Housing Mortgage Finance Program, Series B, 6.10%, 11/15/31 .......................          2,715,000        2,718,502
       Housing Mortgage Finance Program, Series E, Sub Series E-4, 5.05%, 5/15/28 ........          4,650,000        4,688,130
       Housing Mortgage Finance Program, Series F, Sub Series F-2, 5.875%, 11/15/33 ......          5,000,000        5,374,500
       Housing Mortgage Finance Program, Series F, Sub Series F-2, 6.00%, 11/15/38 .......          2,000,000        2,138,080
       Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/22           1,000,000        1,042,030
       Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/32           1,000,000        1,002,220
       State Supported Special Obligation, Series 10, 5.00%, 6/15/28 .....................            420,000          452,277
    Connecticut State Higher Education Supplemental Loan Authority Revenue,
       CHESLA Loan Program, Series A, 5.05%, 11/15/27 ....................................          1,000,000        1,026,160
       Family Education Loan Program, Series A, AMBAC Insured, 6.00%, 11/15/18 ...........            540,000          552,604
       Family Education Loan Program, Series A, NATL Insured, 5.50%, 11/15/17 ............            395,000          406,265
    Connecticut State Housing Finance Authority Housing Mortgage Finance Program Revenue,
       5.20%, 11/15/34 ...................................................................          1,770,000        1,826,021
       5.30%, 11/15/39 ...................................................................          2,500,000        2,555,500


                               126 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
    -----------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CONNECTICUT (CONTINUED)
    Connecticut State Revenue, Revolving Fund, Series A, 5.00%,
       6/01/26 ...........................................................................   $      4,925,000   $    5,512,159
       7/01/26 ...........................................................................          6,025,000        6,558,694
       7/01/27 ...........................................................................          4,060,000        4,400,390
    Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
       Series A, FSA Insured, Pre-Refunded, 5.375%, 10/01/18 .............................          1,000,000        1,075,530
       Series B, AMBAC Insured, 5.00%, 12/01/20 ..........................................          5,000,000        5,365,150
       Series B, AMBAC Insured, 5.00%, 12/01/22 ..........................................          1,000,000        1,067,520
    Greater New Haven Water Pollution Control Authority Regional Water Revenue,
       Refunding, Series A, NATL Insured, 5.00%, 11/15/24 ................................          3,315,000        3,489,170
       Refunding, Series A, NATL Insured, 5.00%, 8/15/35 .................................          3,250,000        3,251,365
       Series A, FSA Insured, 5.00%, 11/15/37 ............................................          3,000,000        3,052,740
    New Haven GO,
       Series A, Assured Guaranty, 5.00%, 3/01/29 ........................................          1,000,000        1,052,520
       Series C, NATL Insured, ETM, 5.00%, 11/01/22 ......................................             25,000           28,424
       Series C, NATL Insured, Pre-Refunded, 5.00%, 11/01/22 .............................          2,975,000        3,286,542
    South Central Regional Water Authority Water System Revenue,
       Eighteenth Series B, NATL Insured, 5.25%, 8/01/29 .................................          1,000,000        1,071,970
       Eighteenth Series B, NATL Insured, 5.25%, 8/01/32 .................................          1,000,000        1,056,530
       Eighteenth Series B-1, NATL Insured, 5.00%, 8/01/26 ...............................          3,500,000        3,692,255
       Refunding, Twenty-second Series, FSA Insured, 5.00%, 8/01/38 ......................          5,000,000        5,134,500
       Series A, NATL Insured, 5.00%, 8/01/33 ............................................          6,000,000        6,114,540
    University of Connecticut Revenue, Student Fee,
       Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 ................................         10,000,000       10,458,000
       Series A, 5.00%, 5/15/23 ..........................................................         10,000,000       10,459,300
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 .............................          1,500,000        1,575,795
                                                                                                                --------------
                                                                                                                   385,655,005
                                                                                                                --------------
    U.S. TERRITORIES 23.5%
    PUERTO RICO 23.1%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.50%, 5/15/39 .........................................................          4,000,000        3,540,840
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/44 ....................................................................          1,000,000        1,024,900
       Assured Guaranty, 5.00%, 7/01/28 ..................................................          2,000,000        2,060,280
    Puerto Rico Commonwealth GO, Public Improvement,
       NATL Insured, Pre-Refunded, 5.75%, 7/01/26 ........................................          1,000,000        1,016,320
       Refunding, FSA Insured, 5.125%, 7/01/30 ...........................................            835,000          839,142
       Refunding, Series B, 6.00%, 7/01/39 ...............................................         10,000,000       10,272,000
       Series A, 5.00%, 7/01/29 ..........................................................          1,000,000          946,560
       Series A, 5.125%, 7/01/31 .........................................................          3,195,000        3,064,740
       Series A, 5.00%, 7/01/33 ..........................................................            465,000          426,614
       Series A, 5.00%, 7/01/34 ..........................................................            280,000          256,071
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ..............................          1,000,000        1,101,800
       Series A, Pre-Refunded, 5.00%, 7/01/33 ............................................            535,000          607,878
       Series B, 5.00%, 7/01/35 ..........................................................          1,895,000        1,725,265
       Series B, Pre-Refunded, 5.00%, 7/01/35 ............................................          3,105,000        3,672,190


                               Annual Report | 127

Franklin Tax-Free Trust

    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
    -----------------------------------------                                                ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series A, 5.00%, 7/01/38 ...............................................   $        120,000   $      112,079
       Series G, 5.00%, 7/01/33 ..........................................................            400,000          371,876
       Series G, Pre-Refunded, 5.00%, 7/01/33 ............................................            600,000          681,732
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue,
       Series A, AMBAC Insured, 5.00%, 7/01/31 ...........................................          5,000,000        4,542,100
    Puerto Rico Electric Power Authority Power Revenue,
       Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ..............................          7,000,000        7,185,010
       Series II, Pre-Refunded, 5.25%, 7/01/31 ...........................................          1,000,000        1,116,190
       Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 .............................          1,000,000        1,177,430
       Series TT, 5.00%, 7/01/32 .........................................................         18,500,000       18,037,130
       Series WW, 5.50%, 7/01/38 .........................................................          6,700,000        6,761,774
    Puerto Rico HFAR, Capital Fund Modernization, 5.125%, 12/01/27 .......................          4,250,000        4,310,987
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Educational Facilities Revenue, University Plaza
       Project, Series A, NATL Insured, 5.00%, 7/01/33 ...................................          1,000,000          935,900
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A,
       5.15%, 7/01/19 ....................................................................          3,595,000        3,673,407
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..............................................          1,995,000        1,964,856
       Series D, Pre-Refunded, 5.375%, 7/01/33 ...........................................          6,005,000        6,609,343
       Series I, 5.00%, 7/01/36 ..........................................................          1,000,000          907,600
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A, 6.00%,
       8/01/42 ...........................................................................         22,000,000       23,012,220
    University of Puerto Rico Revenues, University System, Refunding,
       Series P, 5.00%, 6/01/26 ..........................................................          5,000,000        4,769,450
       Series Q, 5.00%, 6/01/36 ..........................................................          1,500,000        1,324,425
                                                                                                                --------------
                                                                                                                   118,048,109
                                                                                                                --------------
    U.S. VIRGIN ISLANDS 0.4%
    Virgin Islands PFAR, senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29 ......          1,000,000          975,570
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
       7/01/21 ...........................................................................          1,000,000        1,001,990
                                                                                                                --------------
                                                                                                                     1,977,560
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                         120,025,669
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $498,105,905) 99.1% ..........................................                         505,680,674
    OTHER ASSETS, LESS LIABILITIES 0.9% ..................................................                           4,477,199
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  510,157,873
                                                                                                                ==============

See Abbreviations on page 263.

   The accompanying notes are an integral part of these financial statements.


                               128 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                    -------------------------------------------------------
CLASS A                                               2010       2009       2008(a)      2007        2006
-------                                             --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  10.54   $  11.10    $  12.06    $  11.98    $  11.99
                                                    --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) .....................       0.51       0.50        0.49        0.50        0.50
   Net realized and unrealized gains (losses) ...       1.02      (0.57)      (0.96)       0.08       (0.01)
                                                    --------   --------    --------    --------    --------
Total from investment operations ................       1.53      (0.07)      (0.47)       0.58        0.49
                                                    --------   --------    --------    --------    --------
Less distributions from net investment income: ..      (0.51)     (0.49)      (0.49)      (0.50)      (0.50)
Redemption fees(d)                                        --         --(e)       --(e)       --(e)       --(e)
                                                    --------   --------    --------    --------    --------
Net asset value, end of year ....................   $  11.56   $  10.54    $  11.10    $  12.06    $  11.98
                                                    ========   ========    ========    ========    ========

Total return(f) .................................      14.78%     (0.62)%     (4.05)%      4.97%       4.13%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       0.69%      0.68%       0.69%       0.70%       0.71%
Net investment income ...........................       4.64%      4.58%       4.14%       4.16%       4.17%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $507,856   $468,062    $462,515    $428,458    $370,481
Portfolio turnover rate .........................      18.53%     14.45%      18.19%      10.88%      14.19%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 129

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                    --------------------------------------------------
CLASS C                                               2010      2009     2008(a)      2007       2006
-------                                             -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 10.58   $ 11.14    $ 12.11    $ 12.01    $ 12.03
                                                    -------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) .....................      0.45      0.44       0.43       0.43       0.43
   Net realized and unrealized gains (losses) ...      1.03     (0.57)     (0.97)      0.10      (0.02)
                                                    -------   -------    -------    -------    -------
Total from investment operations ................      1.48     (0.13)     (0.54)      0.53       0.41
                                                    -------   -------    -------    -------    -------
Less distributions from net investment income: ..     (0.45)    (0.43)     (0.43)     (0.43)     (0.43)
Redemption fees(d) ..............................        --        --(e)      --(e)      --(e)      --(e)
                                                    -------   -------    -------    -------    -------
Net asset value, end of year ....................   $ 11.61   $ 10.58    $ 11.14    $ 12.11    $ 12.01
                                                    =======   =======    =======    =======    =======

Total return(f) .................................     14.21%    (1.17)%    (4.64)%     4.55%      3.47%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................      1.24%     1.23%      1.24%      1.24%      1.26%
Net investment income ...........................      4.09%     4.03%      3.59%      3.62%      3.62%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $90,262   $72,413    $66,985    $58,803    $55,931
Portfolio turnover rate .........................     18.53%    14.45%     18.19%     10.88%     14.19%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               130 | Annual Report

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                     PERIOD ENDED
                                                     FEBRUARY 28,
ADVISOR CLASS                                           2010(a)
-------------                                        ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $10.78
                                                        ------
Income from investment operations(b):
   Net investment income(c) ......................        0.33
   Net realized and unrealized gains (losses) ....        0.78
                                                        ------
Total from investment operations .................        1.11
                                                        ------
Less distributions from net investment income ....       (0.32)
                                                        ------
Net asset value, end of period ...................      $11.57
                                                        ======

Total return(d) ..................................       10.38%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................        0.59%
Net investment income ............................        4.74%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $2,538
Portfolio turnover rate ..........................       18.53%

(a)  For the period July 15, 2009 (effective date) to February 28, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 131

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS 97.2%
    U.S. TERRITORIES 97.2%
    GUAM 6.4%
    Guam Education Financing Foundation COP, 5.00%, 10/01/23 .............................   $      2,500,000   $    2,427,950
    Guam Government Limited Obligation Revenue, Section 30, Series A,
       5.375%, 12/01/24 ..................................................................          5,195,000        5,375,838
       5.625%, 12/01/29 ..................................................................          3,850,000        3,943,940
       5.75%, 12/01/34 ...................................................................          4,250,000        4,328,922
    Guam International Airport Authority Revenue,
       Series A, NATL Insured, 5.25%, 10/01/20 ...........................................          1,725,000        1,758,120
       Series A, NATL Insured, 5.25%, 10/01/22 ...........................................            700,000          710,444
       Series B, NATL Insured, 5.25%, 10/01/22 ...........................................          1,000,000        1,014,920
       Series B, NATL Insured, 5.25%, 10/01/23 ...........................................          1,000,000        1,012,950
       Series C, NATL Insured, 5.25%, 10/01/21 ...........................................          5,000,000        5,011,500
       Series C, NATL Insured, 5.00%, 10/01/23 ...........................................          5,000,000        4,832,400
    Guam Power Authority Revenue, Refunding, Series A, NATL Insured,
       5.125%, 10/01/29 ..................................................................          1,975,000        1,853,044
       5.25%, 10/01/34 ...................................................................          7,000,000        6,416,270
                                                                                                                --------------
                                                                                                                    38,686,298
                                                                                                                --------------
    PUERTO RICO 79.9%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.50%, 5/15/39 .........................................................          5,000,000        4,426,050
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/38 ....................................................................          3,100,000        3,179,267
       Assured Guaranty, 5.125%, 7/01/47 .................................................         27,000,000       27,043,470
    Puerto Rico Commonwealth GO,
       Public Improvement, NATL Insured, Pre-Refunded, 5.75%, 7/01/26 ....................          3,000,000        3,048,960
       Public Improvement, Refunding, Series A, 5.50%, 7/01/18 ...........................          2,395,000        2,525,623
       Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ...........................         10,000,000       10,005,800
       Public Improvement, Refunding, Series A-4, FSA Insured, 5.00%, 7/01/31 ............          3,000,000        3,052,530
       Public Improvement, Refunding, Series B, 5.75%, 7/01/38 ...........................          4,000,000        4,039,880
       Public Improvement, Refunding, Series C, 6.00%, 7/01/39 ...........................         10,650,000       10,823,808
       Public Improvement, Series A, 5.375%, 7/01/28 .....................................          1,300,000        1,301,456
       Public Improvement, Series A, FGIC Insured, 5.125%, 7/01/31 .......................          3,315,000        3,179,847
       Public Improvement, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 .........          1,685,000        1,790,313
       Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/27 .................          3,500,000        3,622,430
       Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/28 .................          1,195,000        1,236,000
       Series A, 5.25%, 7/01/29 ..........................................................          6,600,000        6,520,602
       Series A, 5.25%, 7/01/30 ..........................................................          8,575,000        8,427,167
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Refunding, Series CC, FSA Insured, 5.25%, 7/01/32 .................................          5,500,000        5,875,595
       Refunding, Series CC, FSA Insured, 5.25%, 7/01/34 .................................          2,000,000        2,116,360
       Series Y, Pre-Refunded, 5.50%, 7/01/36 ............................................         11,850,000       14,366,110
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series H, 5.00%, 7/01/35 ...............................................             20,000           18,461
       Refunding, Series M, 5.00%, 7/01/37 ...............................................          5,455,000        5,006,435
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .................................         20,720,000       19,481,358
       Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................         11,990,000       13,226,049
       Series H, Pre-Refunded, 5.00%, 7/01/35 ............................................             80,000           90,898
       Series K, Pre-Refunded, 5.00%, 7/01/40 ............................................          9,500,000       11,185,585


                               132 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       Refunding, Series C, FGIC Insured, 5.50%, 7/01/22 .................................   $      6,285,000   $    6,460,289
       Series B, 5.00%, 7/01/31 ..........................................................          2,500,000        2,288,175
       Series B, 5.00%, 7/01/37 ..........................................................         24,250,000       21,942,127
       Series B, 5.00%, 7/01/41 ..........................................................          7,920,000        7,092,835
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/31 .....................................................         20,000,000       18,168,400
       CIFG Insured, 5.00%, 7/01/27 ......................................................            900,000          867,591
    Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series SS, FSA Insured, 5.00%, 7/01/30 .................................          3,015,000        3,088,385
       Refunding, Series UU, CIFG Insured, 5.00%, 7/01/26 ................................          6,500,000        6,567,080
       Series NN, Pre-Refunded, 5.125%, 7/01/29 ..........................................          3,655,000        4,167,870
       Series TT, 5.00%, 7/01/32 .........................................................         14,800,000       14,429,704
       Series TT, 5.00%, 7/01/37 .........................................................          2,235,000        2,141,733
    Puerto Rico HFAR,
       Capital Fund Modernization, 5.125%, 12/01/27 ......................................          8,500,000        8,621,975
       Capital Fund Program, 4.60%, 12/01/24 .............................................          3,425,000        3,469,457
       Capital Fund Program, Pre-Refunded, 4.60%, 12/01/24 ...............................          5,575,000        6,256,042
    Puerto Rico HFC, HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33 ...................         10,610,000       10,656,047
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Educational Facilities Revenue, University Plaza
       Project, Series A, NATL Insured, 5.00%, 7/01/33 ...................................          6,000,000        5,615,400
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Hospital Revenue,
       Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 ................          2,500,000        2,514,725
       Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 .................            500,000          502,605
       Hospital Auxilio Mutuo Obligation Group Project, Series A, NATL Insured, 6.25%,
          7/01/24 ........................................................................          8,445,000        8,446,351
       Mennonite General Hospital Project, 5.625%, 7/01/17 ...............................            525,000          530,644
       Mennonite General Hospital Project, 5.625%, 7/01/27 ...............................          1,950,000        1,970,963
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Industrial Revenue,
       Guaynabo Municipal Government, 5.625%, 7/01/15 ....................................          4,710,000        4,744,383
       Guaynabo Municipal Government, 5.625%, 7/01/22 ....................................          3,160,000        3,170,523
       Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ......................................          1,250,000        1,277,263
       Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ......................................          4,120,000        4,204,913
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Revenue,
       Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 ..............          2,000,000        1,938,060
       Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 ...............          7,850,000        7,013,739
       Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ...................          5,970,000        6,028,745
       International American University of Puerto Rico Project, NATL Insured, 4.25%,
          10/01/24 .......................................................................          1,000,000          886,190
       International American University of Puerto Rico Project, NATL Insured, 4.375%,
          10/01/25 .......................................................................          1,000,000          887,000
       International American University of Puerto Rico Project, NATL Insured, 4.50%,
          10/01/29 .......................................................................          3,750,000        3,185,025
    Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.75%, 8/01/12 .......          7,500,000        7,588,125


                               Annual Report | 133

Franklin Tax-Free Trust

    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%,
       8/01/27 ...........................................................................   $      3,500,000   $    3,525,340
       8/01/30 ...........................................................................          3,500,000        3,561,215
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series M, 6.25%, 7/01/21 ...............................................          5,000,000        5,494,250
       Refunding, Series N, 5.00%, 7/01/32 ...............................................          5,000,000        4,508,150
       Refunding, Series N, 5.00%, 7/01/37 ...............................................         10,000,000        8,797,400
       Refunding, Series P, 6.50%, 7/01/30 ...............................................          5,000,000        5,345,500
       Refunding, Series P, 6.75%, 7/01/36 ...............................................          5,000,000        5,382,750
       Refunding, Series Q, 5.625%, 7/01/39 ..............................................          6,350,000        6,176,201
       Series D, Pre-Refunded, 5.375%, 7/01/33 ...........................................          9,070,000        9,982,805
       Series I, 5.25%, 7/01/33 ..........................................................          2,450,000        2,326,667
       Series I, 5.00%, 7/01/36 ..........................................................          4,000,000        3,630,400
       Series I, Pre-Refunded, 5.25%, 7/01/33 ............................................             50,000           57,737
       Series I, Pre-Refunded, 5.375%, 7/01/34 ...........................................          5,000,000        5,799,700
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ...........          1,250,000        1,225,763
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       Pre-Refunded, 5.50%, 8/01/29 ......................................................          9,000,000        9,779,040
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
       Capital Appreciation, Series A, zero cpn. to 8/01/19, 6.25% thereafter, 8/01/33 ...          7,000,000        4,114,810
       first sub., Series A, 5.75%, 8/01/37 ..............................................         16,100,000       16,642,570
       first sub., Series A, 5.375%, 8/01/39 .............................................          1,500,000        1,500,495
       first sub., Series A, 5.50%, 8/01/42 ..............................................          4,000,000        3,993,760
       first sub., Series A, 6.00%, 8/01/42 ..............................................         19,850,000       20,763,298
       Series A, 5.25%, 8/01/57 ..........................................................         15,000,000       14,921,250
                                                                                                                --------------
                                                                                                                   479,841,519
                                                                                                                --------------
    U.S. VIRGIN ISLANDS 10.9%
    Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
       6.45%, 3/01/16 ....................................................................             75,000           75,110
       6.50%, 3/01/25 ....................................................................            235,000          235,470
    Virgin Islands PFAR,
       Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/26 ...................          5,000,000        5,003,850
       Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ...................          9,220,000        8,684,226
       Gross Receipts Taxes Loan Note, Refunding, ACA Insured, 5.00%, 10/01/31 ...........          2,500,000        2,404,150
       Gross Receipts Taxes Loan Note, Refunding, BHAC Insured, 5.00%, 10/01/28 ..........          3,695,000        3,970,832
       senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29 ........................          1,000,000          975,570
       senior lien, Capital Projects, Series A-1, 5.00%, 10/01/39 ........................          2,000,000        1,837,800
       Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.75%, 10/01/37 .          7,000,000        7,488,320
       Virgin Islands Matching Fund Loan Note, senior lien, Series A, 5.25%, 10/01/24 ....          2,000,000        2,034,040
       Virgin Islands Matching Fund Loan Note, Series A, 6.00%, 10/01/39 .................          3,250,000        3,280,420
    Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
       5.25%, 9/01/18 ....................................................................          3,930,000        3,968,160
       5.00%, 9/01/23 ....................................................................         10,000,000        9,722,700


                               134 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    U.S. VIRGIN ISLANDS (CONTINUED)
    Virgin Islands Water and Power Authority Electric System Revenue,
       Refunding, 5.30%, 7/01/18 .........................................................   $      4,175,000   $    4,187,274
       Refunding, 5.30%, 7/01/21 .........................................................          1,000,000        1,001,990
       Series A, 5.00%, 7/01/31 ..........................................................          3,000,000        2,794,980
    Virgin Islands Water and Power Authority Water System Revenue, Refunding,
       5.25%, 7/01/12 ....................................................................          4,000,000        4,031,120
       5.50%, 7/01/17 ....................................................................          4,000,000        4,016,560
                                                                                                                --------------
                                                                                                                    65,712,572
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $582,488,609) ..............                         584,240,389
                                                                                                                --------------
    SHORT TERM INVESTMENTS (COST $4,000,000) 0.7%
    MUNICIPAL BONDS 0.7%
    U.S. TERRITORIES 0.7%
    PUERTO RICO 0.7%
(a) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and
       Put, 0.12%, 7/01/32 ...............................................................          4,000,000        4,000,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $586,488,609) 97.9% ..........................................                         588,240,389
    OTHER ASSETS, LESS LIABILITIES 2.1% ..................................................                          12,415,973
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  600,656,362
                                                                                                                ==============

See Abbreviations on page 263.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 135

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                    ---------------------------------------------------------
CLASS A                                                2010        2009       2008(a)      2007        2006
-------                                             ----------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $    10.99   $  11.04    $  11.47    $  11.42    $  11.51
                                                    ----------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) .....................         0.43       0.43        0.42        0.42        0.42
   Net realized and unrealized gains (losses) ...         0.61      (0.05)      (0.43)       0.05       (0.10)
                                                    ----------   --------    --------    --------    --------
Total from investment operations ................         1.04       0.38       (0.01)       0.47        0.32
                                                    ----------   --------    --------    --------    --------
Less distributions from net investment income ...        (0.44)     (0.43)      (0.42)      (0.42)      (0.41)
                                                    ----------   --------    --------    --------    --------
Redemption fees(d) ..............................           --         --(e)       --(e)       --(e)       --(e)
                                                    ----------   --------    --------    --------    --------
Net asset value, end of year ....................   $    11.59   $  10.99    $  11.04    $  11.47    $  11.42
                                                    ==========   ========    ========    ========    ========
Total return(f) .................................         9.61%      3.48%      (0.11)%      4.22%       2.83%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         0.67%      0.68%       0.71%       0.69%       0.69%
Net investment income ...........................         3.76%      3.91%       3.67%       3.68%       3.64%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $1,390,805   $873,648    $699,833    $611,291    $540,348
Portfolio turnover rate .........................         3.68%     13.05%      17.10%       8.94%      12.62%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               136 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                    ---------------------------------------------------
CLASS C                                               2010       2009     2008(a)      2007       2006
-------                                             --------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.01   $ 11.06    $ 11.49    $ 11.44    $ 11.53
                                                    --------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) .....................       0.36      0.37       0.35       0.36       0.35
   Net realized and unrealized gains (losses) ...       0.61     (0.05)     (0.42)      0.05      (0.09)
                                                    --------   -------    -------    -------    -------
Total from investment operations ................       0.97      0.32      (0.07)      0.41       0.26
                                                    --------   -------    -------    -------    -------
Less distributions from net investment income ...      (0.37)    (0.37)     (0.36)     (0.36)     (0.35)
                                                    --------   -------    -------    -------    -------
Redemption fees(d) ..............................         --        --(e)      --(e)      --(e)      --(e)
                                                    --------   -------    -------    -------    -------
Net asset value, end of year ....................   $  11.61   $ 11.01    $ 11.06    $ 11.49    $ 11.44
                                                    ========   =======    =======    =======    =======
Total return(f) .................................       8.98%     2.90%     (0.66)%     3.65%      2.27%
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................       1.22%     1.23%      1.26%      1.24%      1.24%
Net investment income ...........................       3.21%     3.36%      3.12%      3.13%      3.09%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $257,249   $91,164    $34,763    $28,510    $30,178
Portfolio turnover rate .........................       3.68%    13.05%     17.10%      8.94%     12.62%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 137

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                        YEAR ENDED
                                                       FEBRUARY 28,
                                                    ------------------
ADVISOR CLASS                                         2010     2009(a)
-------------                                       --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  11.00   $10.58
                                                    --------   ------
Income from investment operations(b):
   Net investment income(c) .....................       0.44     0.11
   Net realized and unrealized gains (losses) ...       0.61     0.42
                                                    --------   ------
Total from investment operations ................       1.05     0.53
                                                    --------   ------
Less distributions from net investment income ...      (0.45)   (0.11)
                                                    --------   ------
Net asset value, end of year ....................   $  11.60   $11.00
                                                    ========   ======
Total return(d) .................................       9.70%    5.00%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ........................................       0.57%    0.58%
Net investment income ...........................       3.86%    4.01%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $144,745   $5,769
Portfolio turnover rate .........................       3.68%   13.05%

(a)  For the period December 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               138 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS 96.7%
    ALABAMA 3.0%
    Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Refunding,
       Series B, AMBAC Insured,
       4.625%, 8/15/13 ...................................................................   $      5,900,000   $    6,073,401
       4.125%, 2/15/14 ...................................................................          3,000,000        2,827,800
    East Alabama Health Care Authority Health Care Facilities Revenue,
       Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36 ...................................         10,000,000       10,074,900
       Mandatory Put 9/01/18, Series B, 5.50%, 9/01/33 ...................................         13,500,000       13,990,860
       Tax Anticipation Bond, Series A, NATL Insured, 4.50%, 9/01/13 .....................          1,925,000        1,952,797
       Tax Anticipation Bond, Series A, NATL Insured, 4.625%, 9/01/14 ....................          2,010,000        2,035,306
       Tax Anticipation Bond, Series A, NATL Insured, 4.50%, 9/01/15 .....................          2,100,000        2,111,886
    Huntsville Health Care Authority Revenue, Series A, NATL Insured,
       5.00%, 6/01/17 ....................................................................          2,900,000        3,041,404
       Pre-Refunded, 4.80%, 6/01/13 ......................................................          2,400,000        2,636,856
    Jefferson County GO, Capital Improvement wts., Series A, NATL Insured, 5.00%,
       4/01/17 ...........................................................................          2,195,000        1,563,806
    Jefferson County Limited Obligation School wts. Revenue, Series A, 5.25%, 1/01/16 ....          2,000,000        1,860,940
    Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/12 ......................            600,000          619,668
    University of Alabama General Revenue, Series A, NATL Insured, 5.00%, 7/01/15 ........          4,070,000        4,532,514
                                                                                                                --------------
                                                                                                                    53,322,138
                                                                                                                --------------
    ALASKA 0.2%
    Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center,
       Assured Guaranty, 5.00%, 9/01/19 ..................................................          3,650,000        4,161,803
                                                                                                                --------------
    ARIZONA 6.8%
    Arizona Health Facilities Authority Revenue,
       Banner Health, Series D, 5.50%, 1/01/22 ...........................................          5,000,000        5,329,900
       Banner Health, Series D, 5.00%, 1/01/23 ...........................................          5,000,000        5,129,900
       Series A, 5.00%, 1/01/22 ..........................................................          8,000,000        8,241,920
    Arizona School Facilities Board COP, 5.25%, 9/01/19 ..................................         10,000,000       10,953,000
    Arizona School Facilities Board Revenue, Series B, NATL Insured, 4.00%, 9/01/13 ......          5,000,000        5,318,450
    Arizona State Board of Regents Arizona State University System Revenue, Series C,
       5.75%,
       7/01/20 ...........................................................................            500,000          591,335
       7/01/21 ...........................................................................            500,000          587,345
    Arizona State COP, Department Administration, Series A, FSA Insured,
       5.00%, 10/01/19 ...................................................................          5,650,000        6,156,749
       5.25%, 10/01/21 ...................................................................         10,000,000       10,878,200
       5.25%, 10/01/22 ...................................................................         40,910,000       44,166,845
    Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, 5.25%,
       9/01/16 ...........................................................................          2,505,000        2,699,889
    Glendale IDAR, John C. Lincoln Health, Refunding, Series B, 5.00%, 12/01/18 ..........          5,605,000        5,553,714
    Maricopa County GO, School District No. 97, Deer Valley School Improvement, Series A,
       FGIC Insured, 4.75%, 7/01/12 ......................................................          4,000,000        4,300,040
    Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/18 .....          2,000,000        2,333,540
    Mesa GO, Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 ...........................            715,000          738,852
    Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.00%,
       9/01/21 ...........................................................................          4,000,000        3,928,040


                               Annual Report | 139

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 4.00%,
       7/01/15 ...........................................................................   $      1,000,000   $    1,029,490
       7/01/16 ...........................................................................          1,000,000        1,015,540
    University Medical Center Corp. Hospital Revenue, 6.00%, 7/01/24 .....................          2,000,000        2,169,220
                                                                                                                --------------
                                                                                                                   121,121,969
                                                                                                                --------------
    ARKANSAS 0.3%
    Arkansas State Development Finance Authority Revenue, State Agencies Facilities,
       Corrections, Series B, FSA Insured, 5.00%,
       11/01/17 ..........................................................................          1,955,000        2,148,565
       11/01/19 ..........................................................................          1,065,000        1,149,188
    University of Arkansas University Revenues, Student Fee University of Arkansas at Fort
       Smith, FSA Insured, 4.75%, 12/01/15 ...............................................          2,295,000        2,389,324
                                                                                                                --------------
                                                                                                                     5,687,077
                                                                                                                --------------
    CALIFORNIA 14.3%
    California Health Facilities Financing Authority Revenue,
       Catholic Healthcare West, Series L, 5.125%, 7/01/22 ...............................         10,000,000       10,393,300
       Providence Health and Services, Series C, 6.00%, 10/01/18 .........................            500,000          581,850
       Scripps Health, Series A, 5.00%, 10/01/21 .........................................          5,000,000        5,234,100
    California State Department of Water Resources Power Supply Revenue, Series A,
       Pre-Refunded, 5.125%, 5/01/18 .....................................................          3,000,000        3,317,880
    California State GO,
       5.50%, 4/01/21 ....................................................................         20,000,000       21,507,200
       Refunding, 5.00%, 2/01/17 .........................................................          3,000,000        3,161,190
       Refunding, 5.00%, 8/01/21 .........................................................         20,000,000       20,611,400
       Various Purpose, 5.25%, 11/01/17 ..................................................         10,000,000       10,749,000
       Various Purpose, XLCA Insured, 5.00%, 11/01/22 ....................................          4,805,000        4,927,624
    California State Public Works Board Lease Revenue, Various Capital Projects,
       Series G, Sub Series G-1, 5.25%, 10/01/18 .........................................          5,605,000        5,848,481
       Series G, Sub Series G-1, 5.25%, 10/01/19 .........................................         10,000,000       10,365,200
       Series G, Sub Series G-1, 5.00%, 10/01/21 .........................................         15,055,000       15,134,039
       Series I, 5.00%, 11/01/18 .........................................................          4,000,000        4,104,360
       Series I, 5.25%, 11/01/20 .........................................................          5,000,000        5,160,250
    California Statewide CDA Revenue, Enloe Medical Center, Series A, California Mortgage
       Insured,
       5.25%, 8/15/19 ....................................................................          1,990,000        2,105,360
       5.375%, 8/15/20 ...................................................................          1,650,000        1,741,014
    Clark County Airport Revenue, System, sub. lien, Series C, FSA Insured, 5.00%,
       7/01/22 ...........................................................................          5,000,000        5,289,950
       7/01/23 ...........................................................................         15,000,000       15,763,650
    El Dorado Irrigation District COP, Refunding, Series A, Assured Guaranty,
       5.00%, 8/01/22 ....................................................................          2,610,000        2,817,182
       5.25%, 8/01/23 ....................................................................          2,860,000        3,119,230
    Los Angeles Department of Water and Power Revenue, Refunding, Series B, 5.25%,
       7/01/24 ...........................................................................         17,000,000       19,233,630
    Los Angeles Department of Water and Power Waterworks Revenue, Refunding, Series B,
       NATL Insured, 4.25%, 7/01/17 ......................................................          4,000,000        4,199,840


                               140 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Los Angeles Municipal Improvement Corp. Lease Revenue,
       Capital Equipment, Refunding, Series A, Assured Guaranty, 5.00%, 4/01/17 ..........   $      3,215,000   $    3,606,973
       Capital Equipment, Refunding, Series A, Assured Guaranty, 5.25%, 4/01/19 ..........          3,180,000        3,604,212
       Refunding, Assured Guaranty, 5.25%, 4/01/18 .......................................          2,495,000        2,831,775
    Los Angeles USD, GO,
       Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/24 ..........................          6,700,000        7,059,455
       Series A, NATL Insured, 4.25%, 7/01/16 ............................................          2,500,000        2,630,600
       Series F, 5.00%, 7/01/22 ..........................................................          5,675,000        6,214,693
    Orange County Airport Revenue, 5.00%,
       7/01/20 ...........................................................................          3,465,000        3,837,626
       7/01/21 ...........................................................................          7,545,000        8,293,690
    San Francisco City and County COP, Multiple Capital Improvement Projects, Series A,
       5.00%, 4/01/25 ....................................................................          4,000,000        4,138,520
       5.25%, 4/01/26 ....................................................................          2,500,000        2,613,725
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital
       Appreciation, Refunding, Series A, 5.65%, 1/15/17 .................................          3,000,000        3,040,080
    San Jose RDA Tax Allocation, Merged Area, Refunding, Series D, Assured Guaranty,
       5.00%,
       8/01/21 ...........................................................................         10,000,000       10,517,600
       8/01/22 ...........................................................................         10,000,000       10,452,800
    Tulare Joint UHSD, GO, Election of 2004, Series A, NATL Insured, 5.00%, 8/01/16 ......          2,870,000        3,106,000
    Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, 5.25%,
       1/01/23 ...........................................................................          8,000,000        8,504,560
    Val Verde USD, COP, FGIC Insured, ETM, 5.00%, 1/01/15 ................................          1,000,000        1,158,850
                                                                                                                --------------
                                                                                                                   256,976,889
                                                                                                                --------------
    COLORADO 2.4%
    Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series A,
       NATL Insured, 4.375%, 9/01/17 .....................................................         17,000,000       16,138,610
    Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 12/01/16 ...          3,000,000        3,153,750
    Denver City and County Excise Tax Revenue, Refunding, Series A, FSA Insured, 5.00%,
       9/01/20 ...........................................................................         10,090,000       11,148,239
    E-470 Public Highway Authority Revenue, Series D1, NATL Insured, 5.50%, 9/01/24 ......          8,000,000        7,968,400
    Public Authority for Colorado Energy Natural Gas Purchase Revenue, 5.75%, 11/15/18 ...          4,815,000        5,018,530
                                                                                                                --------------
                                                                                                                    43,427,529
                                                                                                                --------------
    FLORIDA 7.2%
    Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/16 ...............          5,915,000        6,429,428
    Citizens Property Insurance Corp. Revenue, Senior Secured, High-Risk Account, Series
       A-1, 6.00%, 6/01/17 ...............................................................          5,000,000        5,481,550
    Collier County Capital Improvement Revenue, NATL Insured, 4.60%, 10/01/13 ............          1,000,000        1,054,680
    Collier County School Board COP, FSA Insured, 5.00%, 2/15/22 .........................          5,075,000        5,317,433
    Hillsborough County Capacity Assessment Special Assessment Revenue, Series 2006,
       FGIC Insured, 5.00%, 3/01/19 ......................................................          5,000,000        4,996,400
    Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18 ...          6,500,000        7,054,840
    Marion County Public Improvement Revenue, Refunding, NATL Insured,
       4.20%, 12/01/12 ...................................................................          1,400,000        1,482,964
       4.30%, 12/01/13 ...................................................................          1,800,000        1,901,070
    Miami-Dade County Aviation Revenue, Miami International Airport, Refunding,
       Series A-1,
       4.25%, 10/01/18 ...................................................................          6,920,000        7,004,216
       4.50%, 10/01/19 ...................................................................          4,805,000        4,894,757


                               Annual Report | 141

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Miami-Dade County Aviation Revenue, Miami International Airport, Refunding,
       Series A-1, (continued)
       5.00%, 10/01/21 ...................................................................   $      5,000,000   $    5,174,300
       5.00%, 10/01/22 ...................................................................          5,890,000        6,040,666
       5.25%, 10/01/23 ...................................................................          4,875,000        5,067,416
    Miami-Dade County School Board COP, Series A, Assured Guaranty, 5.00%, 2/01/23 .......         12,115,000       12,654,723
    Orange County School Board COP, Series B, FGIC Insured, 5.00%,
       8/01/18 ...........................................................................          5,150,000        5,408,788
       8/01/19 ...........................................................................          5,985,000        6,190,226
    Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
       10/01/14 ..........................................................................          5,000,000        5,229,400
    Palm Beach County School Board COP, Series E, NATL Insured, 5.00%, 8/01/21 ...........          6,060,000        6,326,519
    Pasco County Solid Waste Disposal and Resource Recovery System Revenue, Series D,
       FSA Insured, 5.00%,
       10/01/22 ..........................................................................          9,490,000       10,105,521
       10/01/24 ..........................................................................         10,455,000       11,066,618
    South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
       Group,
       5.00%, 8/15/19 ....................................................................          5,000,000        5,279,700
    Tampa Bay Water Utility System Revenue,
       FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 .......................................          1,000,000        1,081,410
       Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/16 .............................          3,400,000        3,623,448
                                                                                                                --------------
                                                                                                                   128,866,073
                                                                                                                --------------
    GEORGIA 2.1%
    Atlanta Tax Allocation, Atlantic Station Project, Refunding, Assured Guaranty, 5.25%,
       12/01/20 ..........................................................................          1,500,000        1,567,785
       12/01/21 ..........................................................................          1,000,000        1,038,570
    Atlanta Water and Wastewater Revenue,
       Refunding, Series B, FSA Insured, 5.00%, 11/01/20 .................................          8,575,000        9,451,193
       Series B, FSA Insured, 5.00%, 11/01/21 ............................................          9,230,000       10,118,203
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
       12/01/13 ..........................................................................          1,020,000        1,018,133
    Municipal Electric Authority Revenue, Series B, 5.00%, 1/01/20 .......................         10,000,000       11,202,500
    South Georgia Governmental Services Authority Revenue, FGIC Insured, 5.00%, 1/01/16 ..          2,650,000        2,891,548
                                                                                                                --------------
                                                                                                                    37,287,932
                                                                                                                --------------
    ILLINOIS 2.9%
    Chicago GO, Projects, Refunding, Series A, 5.00%, 1/01/22 ............................         10,935,000       12,125,275
    Chicago O'Hare International Airport Revenue, Refunding, Series B, FSA Insured, 5.00%,
       1/01/20 ...........................................................................          7,850,000        8,504,690
    Illinois Finance Authority Revenue, Rush University Medical Certificates Billing
       Group, Series A, 6.75%, 11/01/24 ..................................................          5,000,000        5,545,500
(a) Illinois State GO, Refunding, FSA Insured, 5.00%, 1/01/19 ............................         12,000,000       13,212,600
    Southwestern Illinois Development Authority Revenue, Local Government Program,
       Edwardsville Community, FSA Insured, 5.00%, 12/01/19 ..............................         11,005,000       12,006,565
                                                                                                                --------------
                                                                                                                    51,394,630
                                                                                                                --------------


                               142 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY 0.6%
(a) Kentucky Asset/Liability Commission Agency Fund Revenue, Project Notes, Federal
       Highway Trust, First Series A, 5.00%, 9/01/20 .....................................   $      6,000,000   $    6,864,180
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
       Regional Health Center Facility, Refunding and Improvement,
       5.70%, 10/01/10 ...................................................................          1,000,000        1,000,490
       5.75%, 10/01/11 ...................................................................          1,500,000        1,500,195
    Kentucky State Turnpike Authority Economic Development Road Revenue, 5.00%, 7/01/22 ..          1,000,000        1,122,680
                                                                                                                --------------
                                                                                                                    10,487,545
                                                                                                                --------------
    LOUISIANA 2.9%
    Jefferson Sales Tax District Special Sales Tax Revenue, Refunding, Series B, Assured
       Guaranty,
       5.00%, 12/01/21 ...................................................................         15,000,000       16,569,450
    Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
       AMBAC Insured, 5.00%, 6/01/19 .....................................................         20,000,000       20,702,800
    New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1,
       Assured Guaranty, 6.00%, 1/01/23 ..................................................          2,000,000        2,245,860
    New Orleans GO, Radian Insured, 5.00%, 12/01/25 ......................................          7,915,000        7,939,616
    St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 .......          4,000,000        4,019,160
                                                                                                                --------------
                                                                                                                    51,476,886
                                                                                                                --------------
    MARYLAND 0.7%
    Maryland State EDC Student Housing Revenue, University of Maryland College Park
       Projects, Refunding, CIFG Insured, 5.00%,
       6/01/19 ...........................................................................          1,445,000        1,455,707
       6/01/20 ...........................................................................          1,000,000        1,001,520
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       Peninsula Regional Medical Center, 5.00%, 7/01/18 .................................          1,600,000        1,685,840
       Peninsula Regional Medical Center, 5.00%, 7/01/19 .................................          1,430,000        1,492,906
       Peninsula Regional Medical Center, 5.00%, 7/01/20 .................................          1,000,000        1,037,800
       Washington County Hospital, 5.25%, 1/01/22 ........................................          1,000,000          977,370
       Washington County Hospital, 5.25%, 1/01/23 ........................................          1,250,000        1,214,688
       Western Maryland Health, Refunding, Series A, NATL Insured, 5.00%, 1/01/19 ........          3,020,000        3,127,391
                                                                                                                --------------
                                                                                                                    11,993,222
                                                                                                                --------------
    MASSACHUSETTS 0.2%
    Massachusetts State Health and Educational Facilities Authority Revenue, Caregroup,
       Series B-2, NATL Insured, 5.375%, 2/01/26 .........................................          1,720,000        1,733,227
    Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%,
       10/01/12 ..........................................................................          1,105,000        1,106,978
                                                                                                                --------------
                                                                                                                     2,840,205
                                                                                                                --------------
    MICHIGAN 6.7%
    Detroit GO,
       Series A-1, NATL Insured, 5.00%, 4/01/19 ..........................................          5,000,000        4,302,850
       Series B, FSA Insured, 5.00%, 4/01/18 .............................................          2,635,000        2,688,833
       Series B, FSA Insured, 5.00%, 4/01/19 .............................................          2,515,000        2,549,078


                               Annual Report | 143

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan Municipal Bond Authority Revenue,
       Local Government Loan Program, Group A, Refunding, Series B, AMBAC Insured, 5.00%,
          12/01/17 .......................................................................   $      1,000,000   $      992,960
       Local Government Loan Program, Group A, Refunding, Series B, AMBAC Insured, 5.00%,
          12/01/18 .......................................................................          1,000,000          981,190
    School District City of Detroit, FSA Insured, 5.00%, 6/01/17 .........................         10,000,000       10,692,700
    Michigan State GO, Refunding, Series A, 5.25%, 11/01/22 ..............................         10,000,000       10,868,700
    Michigan State HDA, SFMR, Series A, 5.00%, 12/01/19 ..................................         10,000,000       10,297,800
    Michigan State Hospital Finance Authority Revenue, Trinity Health Credit Group,
       Mandatory Put 12/01/17, Refunding, Series A, 6.00%, 12/01/34 ......................         10,000,000       11,384,200
    Michigan State Revenue, Grant Anticipation Bonds, FSA Insured, 5.25%, 9/15/20 ........          7,500,000        8,186,025
    Michigan State Strategic Fund Limited Obligation Revenue,
       Detroit Edison Co. Exempt Facilities Project, Refunding, Series ET-2, 5.50%, 8/01/29         7,000,000        7,478,170
       Michigan House Republic Facilities, Series A, Assured Guaranty, 5.25%, 10/15/22 ...          4,000,000        4,333,920
       Michigan House Republic Facilities, Series A, Assured Guaranty, 5.25%, 10/15/23 ...          1,000,000        1,078,960
    Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
       Senior Series A, 5.25%, 6/01/22 ...................................................         10,000,000        9,257,000
    Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
       Refunding, 6.25%, 9/01/14 .........................................................          3,000,000        3,324,570
    Saginaw-Midland Municipal Water Supply Corp. Revenue GO, Water Supply System,
       Refunding, NATL Insured, 4.25%, 9/01/13 ...........................................          1,245,000        1,340,716
    South Lyon Community Schools GO, Refunding, FGIC Insured, 5.00%, 5/01/16 .............          3,040,000        3,484,448
    Wayne State University Revenues, Refunding, Series A, 5.00%,
       11/15/18 ..........................................................................          4,265,000        4,812,669
       11/15/19 ..........................................................................          5,210,000        5,898,241
       11/15/20 ..........................................................................          5,255,000        5,879,977
    Wayne-Westland Community Schools GO, Refunding,
       4.50%, 5/01/12 ....................................................................          1,035,000        1,106,943
       4.625%, 5/01/13 ...................................................................          1,095,000        1,200,952
       FSA Insured, 5.00%, 5/01/16 .......................................................          2,825,000        3,103,771
    Wyandotte Electric Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/17 .............          3,955,000        4,360,625
                                                                                                                --------------
                                                                                                                   119,605,298
                                                                                                                --------------
    MINNESOTA 1.7%
    Minneapolis GO, Various Purpose,
       5.00%, 12/01/17 ...................................................................          2,050,000        2,188,826
       Pre-Refunded, 5.00%, 12/01/17 .....................................................            950,000        1,023,977
    Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
       4.625%, 2/01/17 ...................................................................          1,000,000        1,019,730
    Minnesota Agricultural and Economic Development Board Revenue, Health Care Facility,
       Essentia, Series C-1, Assured Guaranty,
       5.00%, 2/15/21 ....................................................................          4,165,000        4,482,789
       5.00%, 2/15/22 ....................................................................          5,570,000        5,947,924
       5.25%, 2/15/23 ....................................................................          5,000,000        5,397,950
    Mounds View ISD No. 621 GO, NATL Insured, 5.00%,
       2/01/14 ...........................................................................          2,340,000        2,500,126
       2/01/15 ...........................................................................          2,425,000        2,590,943
       2/01/16 ...........................................................................          2,460,000        2,628,338


                               144 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 .................   $      2,215,000   $    2,346,217
                                                                                                                --------------
                                                                                                                    30,126,820
                                                                                                                --------------
    MISSOURI 1.4%
    Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/19 ....................          1,675,000        1,625,437
    Jackson County Reorganized School District No. 7 Lee's Summit GO, School Building,
       NATL Insured, 5.00%, 3/01/16 ......................................................          2,000,000        2,230,060
    Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Plum Point
       Project, NATL Insured, 5.00%,
       1/01/17 ...........................................................................          1,500,000        1,540,305
       1/01/19 ...........................................................................          1,000,000        1,015,070
    Southeast Missouri State University System Facilities Revenue, Refunding and
       Improvement, NATL Insured,
       4.375%, 4/01/12 ...................................................................            335,000          346,537
       4.50%, 4/01/14 ....................................................................            545,000          560,985
       4.60%, 4/01/15 ....................................................................          1,360,000        1,392,055
       4.70%, 4/01/16 ....................................................................          1,165,000        1,188,568
    Springfield Public Utility Revenue, FGIC Insured, 4.50%, 8/01/21 .....................         15,245,000       16,023,867
                                                                                                                --------------
                                                                                                                    25,922,884
                                                                                                                --------------
    NEVADA 1.1%
    Clark County School District GO, Refunding, Series A, NATL Insured, 4.50%, 6/15/19 ...          5,000,000        5,368,550
    Clark County Water Reclamation District GO,
       Series A, 5.25%, 7/01/21 ..........................................................          3,435,000        3,786,023
       Series A, 5.25%, 7/01/22 ..........................................................          3,120,000        3,405,729
       Series B, 5.25%, 7/01/21 ..........................................................          3,430,000        3,780,512
       Series B, 5.25%, 7/01/22 ..........................................................          3,615,000        3,946,062
                                                                                                                --------------
                                                                                                                    20,286,876
                                                                                                                --------------
    NEW JERSEY 10.3%
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
       5.90%, 1/01/15 ....................................................................            735,000          709,540
    New Jersey State COP, Equipment Lease Purchase, Series A,
       5.25%, 6/15/22 ....................................................................         10,000,000       10,712,300
       5.25%, 6/15/23 ....................................................................         17,945,000       19,237,399
       AMBAC Insured, 5.00%, 6/15/17 .....................................................          5,000,000        5,361,500
    New Jersey State Educational Facilities Authority Revenue, Kean University, Refunding,
       Series A, 5.00%, 9/01/21 ..........................................................          6,000,000        6,470,100
    New Jersey State Higher Education Assistance Authority Student Loan Revenue,
       Refunding, Series 1A, 5.00%, 12/01/17 .............................................          3,250,000        3,548,057
       Refunding, Series 1A, 5.25%, 12/01/19 .............................................          2,500,000        2,745,750
       Refunding, Series 1A, 4.75%, 12/01/21 .............................................          7,500,000        7,748,400
       Refunding, Series 1A, 4.75%, 12/01/22 .............................................         10,000,000       10,226,500
       Series A, 5.375%, 6/01/24 .........................................................         15,000,000       15,808,500
    New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
       Refunding, Series A, 5.25%, 12/15/21 ..............................................         10,000,000       11,305,500
       Refunding, Series A, 5.50%, 12/15/22 ..............................................         25,000,000       28,668,750
       Refunding, Series A, Assured Guaranty, 5.50%, 12/15/22 ............................         11,465,000       13,209,514


                               Annual Report | 145

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Jersey State Transportation Trust Fund Authority Revenue, Transportation
       System, (continued)
    Refunding, Series C, FSA Insured, 4.50%, 12/15/10 ....................................   $     10,000,000   $   10,327,500
       Series D, FSA Insured, 5.00%, 6/15/19 .............................................          5,630,000        6,061,990
    New Jersey State Turnpike Authority Turnpike Revenue, Series H, 5.00%,
       1/01/20 ...........................................................................         10,000,000       11,178,500
       1/01/21 ...........................................................................         20,000,000       22,180,400
                                                                                                                --------------
                                                                                                                   185,500,200
                                                                                                                --------------
    NEW YORK 10.4%
    Erie County IDA School Facility Revenue, City School District Buffalo Project, Series
       A, 5.00%, 5/01/22 .................................................................         14,840,000       16,194,150
       FSA Insured, 5.75%, 5/01/22 .......................................................          5,000,000        5,712,300
    Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 .........          1,560,000        1,688,731
    Long Island Power Authority Electric System Revenue, General,
       Refunding, Series A, FGIC Insured, 5.00%, 12/01/19 ................................          7,000,000        7,543,340
       Series E, FGIC Insured, 5.00%, 12/01/18 ...........................................          8,500,000        9,275,625
    MTA Commuter Facilities Revenue, Services Contract, Series R, ETM, 5.50%, 7/01/11 ....          2,215,000        2,248,159
    MTA Revenue, Transportation,
       Refunding, Series F, 5.00%, 11/15/15 ..............................................          1,250,000        1,398,800
       Series A, FSA Insured, 5.00%, 11/15/20 ............................................          5,000,000        5,449,300
       Series A, FSA Insured, 5.50%, 11/15/20 ............................................          4,365,000        5,095,832
       Series C, 5.00%, 11/15/16 .........................................................          1,150,000        1,280,491
       Series C, 5.75%, 11/15/18 .........................................................         15,000,000       17,382,300
    New York City GO,
       Refunding, Series C, NATL Insured, 5.875%, 8/01/16 ................................              5,000            5,148
       Refunding, Series G, 5.00%, 8/01/21 ...............................................          7,000,000        7,627,550
       Refunding, Series H, 5.00%, 8/01/17 ...............................................          4,330,000        4,715,110
       Series C, NATL Insured, Pre-Refunded, 5.875%, 8/01/16 .............................          1,245,000        1,286,558
       Series D1, 5.00%, 12/01/21 ........................................................          5,000,000        5,465,650
       Series F, 4.75%, 1/15/16 ..........................................................          3,000,000        3,182,100
       Series H, 5.00%, 8/01/16 ..........................................................          3,000,000        3,299,490
       Series J, Sub Series J-1, FSA Insured, 5.00%, 6/01/20 .............................         10,000,000       10,857,700
       Series O, 5.00%, 6/01/19 ..........................................................          5,000,000        5,418,550
    New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2009,
       Series S-3, 5.00%, 1/15/23 ........................................................          5,000,000        5,393,150
       Series S-4, 5.00%, 1/15/21 ........................................................          4,665,000        5,101,224
    New York City Transitional Finance Authority Revenue, Future Tax, Series C,
       4.50%, 2/15/13 ....................................................................          3,725,000        3,979,119
       Pre-Refunded, 4.50%, 2/15/13 ......................................................            775,000          834,768
    New York State Dormitory Authority Revenue, Mortgage, St. Barnabas, Series B, FHA
       Insured, 4.25%, 8/01/14 ...........................................................          2,355,000        2,468,864
    New York State Dormitory Authority Revenues,
       Non-State Supported Debt, School Districts Bond Financing Program, Series A,
          Assured Guaranty, 5.00%, 10/01/24 ..............................................          5,000,000        5,398,550
       State Supported Debt, City University System Consolidated, Fifth General, Series A,
          NATL Insured, 5.50%, 7/01/23 ...................................................          7,915,000        9,185,278
       State Supported Debt, Mental Health, Refunding, Series D, NATL Insured, 5.00%,
          8/15/17 ........................................................................            190,000          190,095


                               146 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
       State Supported Debt, Mental Health Services Facilities Improvement, Refunding,
          5.50%, 2/15/18 .................................................................   $     10,000,000   $   11,534,800
       State Supported Debt, Mental Health Services Facilities Improvement, Refunding,
          5.00%, 2/15/19 .................................................................          3,245,000        3,608,278
    New York State Energy Research and Development Authority PCR, New York State Electric
       and Gas Corp. Project, NATL Insured, 4.10%, 3/15/15 ...............................          7,000,000        7,046,900
    New York State Thruway Authority General Revenue, Refunding, Series H, FGIC Insured,
       5.00%, 1/01/22 ....................................................................         10,000,000       10,763,300
    Rockland County Solid Waste Management Authority Revenue, Refunding, Series A,
       Assured Guaranty, 5.375%, 12/15/18 ................................................          5,365,000        5,994,958
                                                                                                                --------------
                                                                                                                   186,626,168
                                                                                                                --------------
    NORTH CAROLINA 2.8%
    Asheville Water System Revenue, FSA Insured, Pre-Refunded, 5.25%,
       8/01/15 ...........................................................................            915,000          978,053
       8/01/17 ...........................................................................          1,020,000        1,090,288
       8/01/19 ...........................................................................          1,030,000        1,100,977
    Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 .............................          4,000,000        4,195,840
    Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas
       HealthCare System, Series A, FSA Insured, 5.00%, 1/15/22 ..........................         10,000,000       10,631,800
    North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding,
       Series A, Assured Guaranty, 5.25%, 1/01/19 ........................................         15,000,000       16,577,550
       Series C, Assured Guaranty, 6.00%, 1/01/19 ........................................          2,500,000        2,800,175
    North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Catawba
       Electric, Refunding, Series A, 5.25%, 1/01/20 .....................................          4,500,000        4,966,830
    Oak Island Enterprise System Revenue, Assured Guaranty, 5.50%, 6/01/23 ...............          1,735,000        1,848,695
    Wake County GO, Public Improvement, Pre-Refunded, 4.50%, 3/01/14 .....................          6,400,000        6,878,208
                                                                                                                --------------
                                                                                                                    51,068,416
                                                                                                                --------------
    OHIO 4.3%
    Akron GO, Various Purpose, Refunding and Improvement, NATL Insured, 4.125%,
       12/01/14 ..........................................................................          1,000,000        1,059,750
    Allen County GO, Refunding, AMBAC Insured, 4.75%, 12/01/17 ...........................          2,180,000        2,271,429
    American Municipal Power Inc. Revenue, Refunding, 5.25%,
       2/15/20 ...........................................................................          6,000,000        6,570,480
       2/15/21 ...........................................................................         11,500,000       12,535,805
    Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed, Senior Current
       Interest Turbo Term Bond, Series A-2, 5.375%, 6/01/24 .............................          4,505,000        4,249,792
    Cleveland Municipal School District GO, FSA Insured, 5.00%,
       12/01/14 ..........................................................................          1,915,000        2,162,610
       12/01/15 ..........................................................................          1,510,000        1,670,694
       12/01/16 ..........................................................................          1,400,000        1,527,078
    Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
       Refunding,
       5.40%, 7/01/10 ....................................................................            775,000          775,186
       5.50%, 7/01/11 ....................................................................            500,000          500,040
    Lake Local School District Wood County GO, NATL Insured,
       5.20%, 12/01/17 ...................................................................            375,000          395,160
       Pre-Refunded, 5.20%, 12/01/17 .....................................................          2,190,000        2,389,837


                               Annual Report | 147

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Lakewood City School District GO, School Improvement, Refunding, FSA Insured, 4.50%,
       12/01/22 ..........................................................................   $      2,900,000   $    3,086,992
    Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 .................          1,360,000        1,405,152
    Mason City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
       12/01/15 ..........................................................................          2,670,000        3,079,044
    Montgomery County Revenue, Miami Valley Hospital, Mandatory Put 11/15/14, Refunding,
       Series B, 5.25%, 11/15/39 .........................................................          4,000,000        4,184,160
    Nordonia Hills City School District GO, School Improvement, Refunding, FGIC Insured,
       4.50%, 12/01/21 ...................................................................          2,360,000        2,494,756
    University of Cincinnati General Receipts Revenue, Series C, Assured Guaranty, 5.00%,
       6/01/21 ...........................................................................         11,810,000       12,994,897
       6/01/22 ...........................................................................         11,675,000       12,766,612
    Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 .......................................          1,275,000        1,374,221
                                                                                                                --------------
                                                                                                                    77,493,695
                                                                                                                --------------
    OREGON 1.4%
    Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade Healthcare,
       Refunding, 7.375%, 1/01/23 ........................................................          2,000,000        2,319,980
    Oregon State Department of Administrative Services COP, Series A, FGIC Insured, 5.00%,
       11/01/19 ..........................................................................          2,340,000        2,573,087
    Oregon State Department of Transportation Highway User Tax Revenue, senior lien,
       Series A, 5.00%, 11/15/22 .........................................................          5,840,000        6,607,084
    Portland Sewer System Revenue, second lien, Series B, NATL Insured, 5.00%,
       6/15/18 ...........................................................................          3,135,000        3,504,805
       6/15/19 ...........................................................................          3,290,000        3,650,189
    Salem Water and Sewer Revenue,
       NATL Insured, 4.10%, 6/01/16 ......................................................          1,035,000        1,076,090
       Refunding, FSA Insured, 4.375%, 6/01/11 ...........................................          2,160,000        2,256,509
       Refunding, FSA Insured, 4.50%, 6/01/12 ............................................          2,250,000        2,421,180
                                                                                                                --------------
                                                                                                                    24,408,924
                                                                                                                --------------
    PENNSYLVANIA 6.3%
    Allegheny County Hospital Development Authority Revenue, University of Pittsburgh
       Medical Center,
(a)    Series A, 5.00%, 5/15/19 ..........................................................          9,000,000        9,715,320
(a)    Series A, 5.00%, 5/15/20 ..........................................................          7,500,000        8,051,175
       Series B, 5.00%, 6/15/18 ..........................................................          5,000,000        5,238,850
    Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%,
       12/01/13 ..........................................................................          5,000,000        5,179,700
    Pennsylvania State Turnpike Commission Turnpike Revenue,
       Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.00%, 6/01/23 .............         10,000,000       11,590,000
       Series B, 5.00%, 12/01/19 .........................................................         32,230,000       36,618,437
    Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/22 ...............         20,000,000       21,812,800
    Philadelphia Municipal Authority Revenue, Lease, 6.00%, 4/01/22 ......................          7,065,000        7,511,579
    Philadelphia Water and Wastewater Revenue, Series A,
       5.00%, 1/01/20 ....................................................................          1,210,000        1,292,679
       5.25%, 1/01/21 ....................................................................          3,655,000        3,963,482
       5.25%, 1/01/22 ....................................................................          2,330,000        2,512,322
                                                                                                                --------------
                                                                                                                   113,486,344
                                                                                                                --------------


                               148 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    SOUTH CAROLINA 1.8%
    Piedmont Municipal Power Agency Electric Revenue, Refunding, Series A-4, 5.00%,
       1/01/20 ...........................................................................   $     17,000,000   $   18,014,560
    Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA Insured,
       4.00%, 1/01/14 ....................................................................          2,000,000        2,124,720
    Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
       Project, FSA Insured, 5.00%, 12/01/18 .............................................          5,000,000        5,393,850
    South Carolina Jobs EDA Hospital Revenue, Improvement, Palmetto Health, Refunding,
       5.375%, 8/01/22 ...................................................................          6,000,000        6,157,920
                                                                                                                --------------
                                                                                                                    31,691,050
                                                                                                                --------------
    TEXAS 3.5%
    Dallas County Utility and Reclamation District GO, Refunding,
       Series A, AMBAC Insured, 5.15%, 2/15/21 ...........................................          3,025,000        3,094,031
       Series B, AMBAC Insured, 5.15%, 2/15/21 ...........................................          8,025,000        8,208,130
    Dallas Waterworks and Sewer System Revenue, Refunding, AMBAC Insured, 4.50%,
       10/01/19 ..........................................................................         10,000,000       10,875,400
    Dallas-Fort Worth International Airport Revenue, Joint, Refunding, Series A, 5.00%,
       11/01/23 ..........................................................................          1,500,000        1,582,395
       11/01/24 ..........................................................................          1,000,000        1,049,560
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL
       Insured, 5.00%, 2/15/22 ...........................................................          4,165,000        4,260,545
    Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment,
       Series B, AMBAC Insured, 5.00%, 9/01/11 ...........................................          6,000,000        6,281,880
    Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%,
       8/01/19 ...........................................................................          1,000,000        1,024,890
    Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%,
       11/01/10 ..........................................................................          2,500,000        2,515,400
    Sabine River Authority PCR, Southwestern Electric Co., Refunding, NATL Insured, 4.95%,
       3/01/18 ...........................................................................         15,000,000       14,776,500
    Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
       Refunding and Improvement, Series A, 5.25%,
       11/01/22 ..........................................................................          5,000,000        4,895,600
       11/01/23 ..........................................................................          5,000,000        4,866,600
                                                                                                                --------------
                                                                                                                    63,430,931
                                                                                                                --------------
    UTAH 0.1%
    Salt Lake County College Revenue, Refunding, 5.00%, 10/01/19 .........................          2,585,000        2,573,238
                                                                                                                --------------
    U.S. TERRITORIES 1.3%
    GUAM 0.2%
    Guam Government Limited Obligation Revenue, Section 30, Series A, 5.50%,
       12/01/18 ..........................................................................          1,540,000        1,667,558
       12/01/19 ..........................................................................          1,025,000        1,104,233
                                                                                                                --------------
                                                                                                                     2,771,791
                                                                                                                --------------
    PUERTO RICO 1.1%
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       Refunding, Series C, AMBAC Insured, 5.50%, 7/01/24 ................................         10,000,000       10,228,500


                               Annual Report | 149

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, NATL
       Insured, 5.00%, 7/01/24 ...........................................................   $     10,000,000   $   10,195,900
                                                                                                                --------------
                                                                                                                    20,424,400
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                          23,196,191
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,670,461,479) .............................................................                       1,734,460,933
                                                                                                                --------------
    SHORT TERM INVESTMENTS 3.8%
    MUNICIPAL BONDS 3.8%
    CONNECTICUT 0.1%
(b) Connecticut State Health and Educational Facilities Authority Revenue, Wesleyan
       University, Series E, Daily VRDN and Put, 0.13%, 7/01/38 ..........................          2,400,000        2,400,000
                                                                                                                --------------
    MARYLAND 0.9%
(b) Maryland State EDC, EDR, U.S. Pharmacopeial, Refunding,
       Series A, Daily VRDN and Put, 0.16%, 7/01/38 ......................................          6,400,000        6,400,000
       Series B, Daily VRDN and Put, 0.16%, 7/01/38 ......................................          5,000,000        5,000,000
(b) Maryland State Health and Higher Educational Facilities Authority Revenue, Upper
       Chesapeake Hospital, Refunding, Series A, Daily VRDN and Put, 0.16%, 1/01/43 ......          4,390,000        4,390,000
                                                                                                                --------------
                                                                                                                    15,790,000
                                                                                                                --------------
    MASSACHUSETTS 0.5%
(b) Massachusetts State Health and Educational Facilities Authority Revenue,
       Baystate Medical Center, Series J-2, Daily VRDN and Put, 0.15%, 7/01/44 ...........          4,600,000        4,600,000
       Stonehill College, Series K, Daily VRDN and Put, 0.14%, 7/01/37 ...................          4,800,000        4,800,000
                                                                                                                --------------
                                                                                                                     9,400,000
                                                                                                                --------------
    MICHIGAN 0.6%
(b) Eastern Michigan University Revenues, General, Refunding, Series A, Daily VRDN and
       Put, 0.15%, 3/01/49 ...............................................................          6,900,000        6,900,000
(b) Michigan Higher Education Facilities Authority Revenue, Limited Obligation,
       University of Detroit, Refunding, Daily VRDN and Put, 0.17%, 11/01/36 .............          3,300,000        3,300,000
                                                                                                                --------------
                                                                                                                    10,200,000
                                                                                                                --------------
    MISSOURI 1.3%
(b) Missouri Development Finance Board Cultural Facilities Revenue, The Nelson Gallery
       Foundation, Refunding, Series A, Daily VRDN and Put, 0.14%, 12/01/37 ..............         10,100,000       10,100,000
(b) Missouri State Health and Educational Facilities Authority Educational Facilities
       Revenue, St. Louis University,
       Refunding, Series A-1, Daily VRDN and Put, 0.12%, 10/01/35 ........................          3,300,000        3,300,000
       Refunding, Series B-1, Daily VRDN and Put, 0.12%, 10/01/35 ........................          4,700,000        4,700,000
       Series B, Daily VRDN and Put, 0.13%, 10/01/24 .....................................          5,100,000        5,100,000
                                                                                                                --------------
                                                                                                                    23,200,000
                                                                                                                --------------


                               150 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT        VALUE
    -------------------------------------------------------                                  ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    OHIO 0.3%
(b) Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B,
       Sub Series B-1, Daily VRDN and Put, 0.12%, 1/01/39 ................................   $      6,000,000   $    6,000,000
                                                                                                                --------------
    OREGON 0.1%
(b) Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project, Daily
       VRDN and Put, 0.17%, 8/15/37 ......................................................            800,000          800,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $67,790,000) ......................................                          67,790,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $1,738,251,479) 100.5% .......................................                       1,802,250,933
    OTHER ASSETS, LESS LIABILITIES (0.5)% ................................................                          (9,451,370)
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $1,792,799,563
                                                                                                                ==============

See Abbreviations on page 263.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 151

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

                                                                 YEAR ENDED FEBRUARY 28,
                                                   -------------------------------------------------
CLASS A                                               2010      2009     2008(a)     2007      2006
-------                                            --------   --------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  10.11   $   9.96   $  9.93   $  9.91   $  9.99
                                                   --------   --------   -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ....................       0.24       0.27      0.31      0.29      0.21
   Net realized and unrealized gains (losses) ..       0.25       0.16      0.05      0.02     (0.09)
                                                   --------   --------   -------   -------   -------
Total from investment operations ...............       0.49       0.43      0.36      0.31      0.12
                                                   --------   --------   -------   -------   -------
Less distributions from net investment income ..      (0.25)     (0.28)    (0.33)    (0.29)    (0.20)
                                                   --------   --------   -------   -------   -------
Redemption fees(d) .............................         --         --(e)     --(e)     --(e)     --(e)
                                                   --------   --------   -------   -------   -------
Net asset value, end of year ...................   $  10.35   $  10.11   $  9.96   $  9.93   $  9.91
                                                   ========   ========   =======   =======   =======
Total return(f) ................................       4.86%      4.33%     3.64%     3.20%     1.23%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ..................................       0.92%      1.03%     1.19%     1.16%     1.09%
Expenses net of waiver and payments by
   affiliates ..................................       0.50%      0.53%     0.50%     0.50%     0.50%
Net investment income ..........................       2.33%      2.70%     3.12%     2.88%     2.07%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $380,522   $184,887   $43,914   $18,683   $26,005
Portfolio turnover rate ........................      15.53%     12.69%    18.39%    57.74%    32.42%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              152 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
    --------------------------------------------------                                       ----------------   --------------
    MUNICIPAL BONDS 75.5%
    ALABAMA 1.2%
    Alabama State University Revenue, General Tuition and Fee, Assured Guaranty, 5.00%,
       9/01/14 ...........................................................................   $        665,000   $      744,268
       9/01/15 ...........................................................................            700,000          783,979
       9/01/16 ...........................................................................            730,000          815,118
    East Alabama Health Care Authority Health Care Facilities Revenue,
       Mandatory Put 9/01/13, Series B, 5.00%, 9/01/33 ...................................          1,000,000        1,039,920
       Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36 ...................................          1,000,000        1,007,490
                                                                                                                --------------
                                                                                                                     4,390,775
                                                                                                                --------------
    CALIFORNIA 15.2%
    Alameda-Contra Costa Transit District COP, FHR Computer System Project,
       4.00%, 8/01/12 ....................................................................            710,000          749,966
    California Health Facilities Financing Authority Revenue, Sutter Health,
       Series A, 5.00%, 8/15/12 ..........................................................          1,000,000        1,081,610
    California State Economic Recovery GO, Series A,
       4.00%, 7/01/10 ....................................................................          1,000,000        1,011,780
       5.25%, 7/01/13 ....................................................................            200,000          222,528
    California State GO, Refunding, 5.00%, 4/01/15 .......................................            500,000          554,970
    California State Public Works Board Lease Revenue, Various Capital Projects, Series G,
       Sub Series G-1, 5.00%, 10/01/13 ...................................................         10,685,000       11,442,139
    California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put 4/01/13,
       Refunding, Series A, XLCA Insured, 4.10%, 4/01/28 .................................          1,500,000        1,559,340
    California Statewide CDA Revenue,
       CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.00%, 5/15/14 ..............          1,000,000        1,067,740
       Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 2/01/13 ....          2,430,000        2,643,403
    Fontana PFA Lease Revenue, AMBAC Insured, 5.00%, 9/01/14 .............................            375,000          403,211
    Fontana USD, GO,
       BAN, 4.00%, 12/01/12 ..............................................................          9,000,000        9,316,890
       Capital Appreciation, BAN, zero cpn., 12/01/12 ....................................          5,000,000        4,643,950
    Hercules RDA Tax Allocation Revenue, Series A, AMBAC Insured, 5.00%, 8/01/14 .........          1,430,000        1,507,363
    Los Angeles CRDA Community Redevelopment Financing Authority Revenue, Bunker Hill
       Project, Series A, FSA Insured, 5.00%, 12/01/13 ...................................          1,000,000        1,123,070
    Lynwood USD, GO, Election of 2002, Series A, FSA Insured, 4.00%, 8/01/10 .............            100,000          101,352
    Northern California Power Agency Public Power Revenue, Hydroelectric Project No. 1,
       Refunding, Series C, Assured Guaranty, 5.00%, 7/01/15 .............................          1,000,000        1,142,170
    Pacifica COP, AMBAC Insured, 4.50%, 1/01/13 ..........................................          1,050,000        1,127,795
    Palo Verde Community College District COP, AMBAC Insured, 5.00%, 1/01/15 .............            745,000          823,113
    Rio Linda Unified Elementary School District, Election of 2002, Series A, FSA Insured,
       4.00%, 8/01/10 ....................................................................            100,000          101,540
    Roseville City School District GO, TRAN, 3.00%, 9/08/10 ..............................          9,000,000        9,089,460
    San Jose RDA Tax Allocation, Series A, 6.125%, 8/01/15 ...............................          3,000,000        3,314,970
    Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC Insured,
       5.00%, 2/01/14 ....................................................................          1,000,000        1,075,560
       2/01/15 ...........................................................................          1,025,000        1,111,110
    Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1,
       Series A, 5.00%, 11/01/15 .........................................................          1,000,000        1,060,030


                              Annual Report | 153

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
    --------------------------------------------------                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Tustin USD School Facilities ID No. 2002-1 GO, Capital Appreciation, Election of 2002,
       Series C, FSA Insured, zero cpn., 6/01/18 .........................................   $        810,000   $      556,729
    West Kern Community College District COP, AMBAC Insured, 4.50%, 11/01/14 .............            780,000          850,364
                                                                                                                --------------
                                                                                                                    57,682,153
                                                                                                                --------------
    COLORADO 0.4%
    Regional Transportation District COP, Transit Vehicles, Series A, AMBAC Insured,
       5.00%, 12/01/15 ...................................................................          1,500,000        1,673,085
                                                                                                                --------------
    FLORIDA 5.3%
    Citizens Property Insurance Corp. Revenue, Senior Secured, High-Risk Account, Series
       A-1, 5.50%, 6/01/17 ...............................................................          5,000,000        5,328,100
       6.00%, 6/01/17 ....................................................................          5,000,000        5,481,550
    Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 4.25%,
       7/01/14 ...........................................................................          4,000,000        4,331,480
    Miami-Dade County GO, 5.00%, 7/01/12 .................................................          3,000,000        3,268,830
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Assured Guaranty,
       4.00%, 6/01/16 ....................................................................          1,580,000        1,630,165
                                                                                                                --------------
                                                                                                                    20,040,125
                                                                                                                --------------
    GEORGIA 1.8%
    Atlanta Water and Wastewater Revenue, Refunding, Series B, FSA Insured, 4.00%,
       11/01/15 ..........................................................................          6,390,000        6,802,474
                                                                                                                --------------
    ILLINOIS 5.4%
    Chicago Wastewater Transmission Revenue, Series A, BHAC Insured,
       5.00%, 1/01/16 ....................................................................          1,425,000        1,619,527
       5.50%, 1/01/17 ....................................................................          1,000,000        1,170,770
    Illinois State GO,
       FSA Insured, 5.00%, 9/01/16 .......................................................          9,000,000        9,910,350
 (a)   Refunding, FSA Insured, 5.00%, 1/01/16 ............................................          7,000,000        7,822,500
                                                                                                                --------------
                                                                                                                    20,523,147
                                                                                                                --------------
    INDIANA 0.1%
    Avon Community School Building Corp. Revenue, First Management, AMBAC Insured, 4.25%,
       1/15/11 ...........................................................................            520,000          532,262
                                                                                                                --------------
    KANSAS 0.5%
    Junction City COP, Radian Insured, 4.00%, 9/01/10 ....................................            310,000          312,638
    Junction City GO,
       Series DU, FSA Insured, 3.00%, 9/01/10 ............................................            765,000          771,847
       Water and Sewer, Refunding, Series DV, FSA Insured, 3.00%, 9/01/10 ................            630,000          635,695
                                                                                                                --------------
                                                                                                                     1,720,180
                                                                                                                --------------
    LOUISIANA 0.1%
    Louisiana Local Government Environmental Facilities and CDA Revenue, Shreveport
       Utility System Projects, NATL Insured, 4.00%, 12/01/14 ............................            500,000          519,245
                                                                                                                --------------
    MASSACHUSETTS 0.6%
    Massachusetts State Health and Educational Facilities Authority Revenue, Cape Cod
       Healthcare Obligation, Assured Guaranty, 4.00%,
       11/15/13 ..........................................................................          1,150,000        1,215,159
       11/15/15 ..........................................................................          1,000,000        1,045,590
                                                                                                                --------------
                                                                                                                     2,260,749
                                                                                                                --------------


                              154 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT        VALUE
    --------------------------------------------------                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN 4.5%
    Charlevoix Public School District GO, School Building and Site, FSA Insured, 3.00%,
       5/01/10 ...........................................................................   $        800,000   $      803,472
       5/01/11 ...........................................................................            800,000          824,072
    Michigan Municipal Bond Authority Revenue, Local Government, Charter County Wayne,
       Series B, Assured Guaranty, 5.00%, 11/01/13 .......................................          4,000,000        4,346,200
    Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont, Refunding,
       Series W, 5.25%, 8/01/17 ..........................................................          7,000,000        7,349,930
    Wyandotte Electric Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/13 .............          3,355,000        3,671,611
                                                                                                                --------------
                                                                                                                    16,995,285
                                                                                                                --------------
    MINNESOTA 2.8%
    Farmington GO, Improvement, Series B, FSA Insured, 3.50%, 2/01/14 ....................            455,000          492,323
    Minneapolis Health Care System Revenue, Fairview Health Services, Series A, 5.00%,
       11/15/12 ..........................................................................          1,000,000        1,062,420
    Minnesota Agricultural and Economic Development Board Revenue, Health Care Facilities,
       Essentia, Series C1, Assured Guaranty, 5.00%, 2/15/15 .............................          1,335,000        1,480,929
    Northern Municipal Power Agency Electric System Revenue, Refunding, Series A,
       Assured Guaranty, 5.00%, 1/01/12 ..................................................          2,000,000        2,119,720
       1/01/15 ...........................................................................          5,000,000        5,577,050
                                                                                                                --------------
                                                                                                                    10,732,442
                                                                                                                --------------
    MISSISSIPPI 0.4%
    Mississippi Development Bank Special Obligation Revenue, Jackson Public School
       District GO Bond Project, FSA Insured, 5.00%,
       4/01/11 ...........................................................................          1,000,000        1,040,670
       4/01/12 ...........................................................................            500,000          535,555
                                                                                                                --------------
                                                                                                                     1,576,225
                                                                                                                --------------
    MISSOURI 1.0%
    Independence School District Lease COP, Series C, FSA Insured, 3.25%, 3/01/14 ........          4,000,000        4,000,000
                                                                                                                --------------
    NEBRASKA 1.2%
    University of Nebraska Facilities Corp. Lease Rent Revenue, UNMC Health Professions,
       5.00%, 8/15/13 ....................................................................          4,000,000        4,410,720
                                                                                                                --------------
    NEW JERSEY 1.5%
    Essex County Utilities Authority Solid Waste Revenue, Refunding, Assured Guaranty,
       4.00%,
       4/01/12 ...........................................................................          2,045,000        2,164,305
       4/01/13 ...........................................................................          3,335,000        3,577,521
                                                                                                                --------------
                                                                                                                     5,741,826
                                                                                                                --------------
    NEW YORK 8.7%
    Buffalo GO, General Improvement, Series A, Assured Guaranty, 5.00%, 2/01/11 ..........          1,110,000        1,147,174
    Erie County Water Authority Water Revenue, Refunding, 4.00%, 12/01/10 ................          1,000,000        1,027,410
    Monroe County GO, Refunding, Series A, Assured Guaranty, 5.00%, 6/01/11 ..............          2,135,000        2,227,552
    New York City IDAR, Capital Appreciation, Yankee Stadium, Pilot, Assured Guaranty,
       zero cpn., 3/01/14 ................................................................          5,335,000        4,688,558
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art, Refunding,
       Series 1A, 5.00%, 10/01/10 ........................................................            500,000          513,020


                              Annual Report | 155

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT        VALUE
    --------------------------------------------------                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York Local Government Assistance Corp. Revenue, senior lien, Refunding, Series A,
       5.00%, 4/01/11 ....................................................................   $        300,000   $      314,958
    New York State Dormitory Authority Revenues,
       Kateri Residence, Refunding, 4.00%, 7/01/10 .......................................            230,000          230,536
       Non-State Supported Debt, Aids Long Term Health Care Facility, Refunding, 5.00%,
          11/01/11 .......................................................................          1,000,000        1,028,240
       Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, 3.25%,
          7/01/13 ........................................................................            610,000          646,356
       Non-State Supported Debt, Manhattan College, Series B, Radian Insured, 5.00%,
          7/01/13 ........................................................................            840,000          870,123
       Non-State Supported Debt, Rochester General Hospital, Refunding, Radian Insured,
          5.00%, 12/01/15 ................................................................            100,000          103,884
       Non-State Supported Debt, School District Financing Program, Series A, FSA Insured,
          5.00%, 10/01/15 ................................................................          1,000,000        1,155,290
       Non-State Supported Debt, School Districts Financing Program, Series A, Assured
       Guaranty, 2.00%, 10/01/10 .........................................................          1,990,000        2,008,248
       Non-State Supported Debt, School Districts Financing Program, Series A, Assured
          Guaranty, 3.75%, 10/01/14 ......................................................          1,380,000        1,488,261
       State Supported Debt, FSA Insured, 5.00%, 2/15/15 .................................          1,000,000        1,132,130
    New York State Environmental Facilities Corp. Special Obligation Revenue, Riverbank
       State Park, Refunding, CIFG Insured, 5.00%, 4/01/16 ...............................            200,000          228,390
    New York State Urban Development Corp. Revenue, Refunding, Series D, 5.00%, 1/01/15 ..          4,000,000        4,506,280
    Poughkeepsie Town GO, Public Improvement, Refunding, FSA Insured, 5.00%, 4/15/15 .....            250,000          287,350
    Scarsdale Union Free School District GO, Refunding, 3.25%, 12/01/10 ..................            500,000          511,185
    St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University, Series A,
       5.00%, 10/01/16 ...................................................................          6,000,000        6,643,380
    Suffolk County IDA Civic Facility Revenue, Westhampton Free Associates Library,
       AMBAC Insured, 3.25%, 6/15/12 .....................................................            300,000          315,198
    Syracuse GO, Public Improvement, Series A, FSA Insured, 3.25%, 6/15/12 ...............            725,000          749,063
    Triborough Bridge and Tunnel Authority Revenues, Refunding, Series C, 5.00%,
       11/15/12 ..........................................................................          1,000,000        1,109,960
    Warren and Washington Counties IDAR, Hudson Falls Recovery, Refunding, Series A,
       AMBAC Insured, 3.375%, 11/01/10 ...................................................            300,000          304,101
                                                                                                                --------------
                                                                                                                    33,236,647
                                                                                                                --------------
    OHIO 4.2%
    Cleveland Airport System Revenue, Series C, Assured Guaranty, 5.00%, 1/01/16 .........          5,140,000        5,668,341
    Ohio State Department of Administrative Services COP, Administrative Knowledge System,
       Series A, NATL Insured, 5.25%, 9/01/15 ............................................          6,205,000        7,017,048
    Ohio State Higher Educational Facility Revenue, Otterbein College 2007 Project, CIFG
       Insured, 4.50%, 12/01/11 ..........................................................            210,000          223,658
    Toledo GO, Capital Improvement, Refunding, Assured Guaranty, 3.25%, 12/01/14 .........          2,860,000        2,987,957
                                                                                                                --------------
                                                                                                                    15,897,004
                                                                                                                --------------
    PENNSYLVANIA 0.7%
    University of Pittsburgh of the Commonwealth System of Higher Education Revenue,
       University Capital Project, Mandatory Put 9/15/13, Series A, 5.50%, 9/15/39 .......          2,500,000        2,818,000
                                                                                                                --------------


                              156 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT        VALUE
    --------------------------------------------------                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    SOUTH CAROLINA 2.0%
    Piedmont Municipal Power Agency Electric Revenue, Refunding, Series A-2, 5.00%,
       1/01/15 ...........................................................................   $      4,000,000   $    4,409,840
    Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
       Project, FSA Insured, 5.00%, 12/01/14 .............................................          3,000,000        3,343,410
                                                                                                                --------------
                                                                                                                     7,753,250
                                                                                                                --------------
    TENNESSEE 4.2%
(a) Memphis Electric System Revenue, sub. notes, Refunding, 5.00%, 12/01/15 ..............          5,000,000        5,807,100
    Sevier County PBA Revenue, Local Government Public Improvement, Series VII-D-1,
       5.00%, 6/01/15 ....................................................................          9,000,000       10,246,230
                                                                                                                --------------
                                                                                                                    16,053,330
                                                                                                                --------------
    TEXAS 5.4%
    Brock ISD, GO, Capital Appreciation, zero cpn., 8/15/16 ..............................            460,000          380,586
    Dallas-Fort Worth International Airport Revenue, Joint, Refunding, Series A, 5.00%,
       11/01/14 ..........................................................................          3,235,000        3,615,824
    Gulf Coast Waste Disposal Authority Environmental Facilities Revenue, GO, BP
       Productions North America, Mandatory Put 9/03/13, Refunding, 2.30%, 1/01/42 .......         10,000,000       10,155,200
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL
       Insured, 5.00%, 2/15/12 ...........................................................            745,000          783,136
    Harris County MTA Lease Revenue COP, Series A, Assured Guaranty, 5.00%, 11/01/11 .....          2,200,000        2,343,440
    Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
       Improvement, 4.50%, 11/01/10 ......................................................            395,000          397,544
    San Antonio Water Revenue, System, Series A, FSA Insured, 5.50%, 5/15/13 .............            500,000          548,370
    Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health,
       Refunding, Series A, Assured Guaranty, 5.75%, 7/01/18 .............................          2,000,000        2,191,200
                                                                                                                --------------
                                                                                                                    20,415,300
                                                                                                                --------------
    WASHINGTON 3.5%
    Energy Northwest Electric Revenue, Project 1, Refunding, Series A, 5.00%, 7/01/11 ....            375,000          397,406
    Greater Wenatchee Regional Events Center Public Facilities District Revenue, Revenue
       and Special Tax, BAN, Series A, 5.25%, 12/01/11 ...................................          7,000,000        7,131,390
    King County Housing Authority Revenue, Birch Creek Apartments Project, 4.40%,
       5/01/18 ...........................................................................          2,290,000        2,388,813
    Snohomish County School District No. 2 Everett GO, Refunding, FGIC Insured, 5.00%,
       12/01/14 ..........................................................................            250,000          289,425
    Washington State Health Care Facilities Authority Revenue,
       Kadlec Medical Center, Series A, Assured Guaranty, 5.00%, 12/01/10 ................          1,000,000        1,017,840
       MultiCare Health System, Series A, FSA Insured, 4.00%, 8/15/13 ....................            250,000          266,585
       MultiCare Health System, Series A, FSA Insured, 4.00%, 8/15/14 ....................            310,000          332,305
       MultiCare Health System, Series B, FSA Insured, 4.00%, 8/15/13 ....................            250,000          266,585
       MultiCare Health System, Series B, FSA Insured, 4.00%, 8/15/14 ....................            600,000          643,170
       MultiCare Health System, Series B, FSA Insured, 4.00%, 8/15/15 ....................            625,000          667,219
                                                                                                                --------------
                                                                                                                    13,400,738
                                                                                                                --------------
    WYOMING 0.1%
    Sweetwater County Improvement Project Powers Board Lease Revenue, NATL Insured, 5.00%,
       12/15/10 ..........................................................................            500,000          515,520
                                                                                                                --------------


                               Annual Report | 157

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT        VALUE
    --------------------------------------------------                                       ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 4.7%
    GUAM 0.3%
    Guam Government Limited Obligation Revenue, Section 30, Series A, 5.00%, 12/01/12 ....   $      1,000,000   $    1,059,590
                                                                                                                --------------
    PUERTO RICO 4.4%
    Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.50%, 7/01/15 .........          5,000,000        5,577,150
    Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
       NATL Insured, 4.75%, 12/01/15 .....................................................          5,000,000        5,142,950
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Refunding, Series X, NATL Insured, 5.50%, 7/01/13 .................................            580,000          620,821
    Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/13 ........          1,000,000        1,095,640
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Revenue, Ana G. Mendez University System Project,
       5.00%, 3/01/11 ....................................................................            545,000          539,021
    Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.75%, 8/01/12 .......          3,000,000        3,035,250
    Puerto Rico PBA Guaranteed Revenue, Mandatory Put 7/01/17, Refunding, AMBAC Insured,
       5.50%, 7/01/35 ....................................................................            750,000          773,640
                                                                                                                --------------
                                                                                                                    16,784,472
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                          17,844,062
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $279,060,735) ..............                         287,534,544
                                                                                                                --------------
    SHORT TERM INVESTMENTS 25.8%
    MUNICIPAL BONDS 25.8%
    CALIFORNIA 0.9%
(b) Metropolitan Water District of Southern California Waterworks Revenue, Authorization,
       Series B, Weekly VRDN and Put, 0.17%, 7/01/28 .....................................            400,000          400,000
(b) Southern California Public Power Authority Power Project Revenue,
       Mead-Adelanto Project, Refunding, Series A, Daily VRDN and Put, 0.11%, 7/01/20 ....            600,000          600,000
       Mead-Phoenix Project, Refunding, Series A, Daily VRDN and Put, 0.11%, 7/01/20 .....          2,300,000        2,300,000
                                                                                                                --------------
                                                                                                                     3,300,000
                                                                                                                --------------
    COLORADO 6.0%
(b) Colorado Educational and Cultural Facilities Authority Revenue,
       National Jewish Federation Bond Program, Daily VRDN and Put, 0.17%, 2/01/35 .......          4,300,000        4,300,000
       National Jewish Federation Bond Program, Refunding, Series A-8, Daily VRDN and Put,
          0.17%, 9/01/35 .................................................................          4,100,000        4,100,000
       National Jewish Federation Bond Program, Refunding, Series D-1, Daily VRDN and Put,
          0.17%, 7/01/36 .................................................................          2,200,000        2,200,000
       National Jewish Federation Bond Program, Series A-7, Daily VRDN and Put, 0.17%,
          7/01/29 ........................................................................          3,000,000        3,000,000
       National Jewish Federation Bond Program, Series A-10, Daily VRDN and Put, 0.16%,
          9/01/37 ........................................................................          4,145,000        4,145,000
       National Jewish Federation Bond Program, Series A-11, Daily VRDN and Put, 0.17%,
          8/01/27 ........................................................................          1,325,000        1,325,000
       YMCA Rockies Project, Refunding, Daily VRDN and Put, 0.16%, 10/01/38 ..............          3,900,000        3,900,000
                                                                                                                --------------
                                                                                                                    22,970,000
                                                                                                                --------------


                               158 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT        VALUE
    --------------------------------------------------                                       ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA 0.3%
(b) Broward County Educational Facilities Authority Revenue, Educational Facilities,
       Nova Southeastern University, Refunding, Series C, Daily VRDN and Put, 0.13%,
       4/01/24............................................................................   $        800,000   $      800,000
(b) Jacksonville Health Facilities Authority Hospital Revenue, Baptist Medical Center,
       Daily VRDN and Put, 0.16%, 8/15/34.................................................            500,000          500,000
                                                                                                                --------------
                                                                                                                     1,300,000
                                                                                                                --------------
    KENTUCKY 1.7%
(b) Christian County Assn. of County Leasing Trust Lease Program Revenue, Refunding,
       Series A, Daily VRDN and Put, 0.14%, 4/01/37.......................................          2,345,000        2,345,000
(b) Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding,
       Series B, Daily VRDN and Put, 0.14%, 7/01/38.......................................          3,100,000        3,100,000
(b) Shelby County Lease Revenue, Series A, Daily VRDN and Put, 0.14%, 9/01/34.............          1,000,000        1,000,000
                                                                                                                --------------
                                                                                                                     6,445,000
                                                                                                                --------------
    MARYLAND 0.9%
(b) Maryland State EDC, EDR, U.S. Pharmacopeial, Refunding, Series B, Daily VRDN and Put,
       0.16%, 7/01/38.....................................................................          2,800,000        2,800,000
(b) Maryland State Health and Higher Educational Facilities Authority Revenue, Upper
       Chesapeake Hospital, Refunding, Series A, Daily VRDN and Put, 0.16%, 1/01/43.......            700,000          700,000
                                                                                                                --------------
                                                                                                                     3,500,000
                                                                                                                --------------
    MASSACHUSETTS 4.7%
(b) Massachusetts State Health and Educational Facilities Authority Revenue,
       Harvard University, Refunding, Series R, Daily VRDN and Put, 0.09%, 11/01/49.......            800,000          800,000
       Museum of Fine Arts, Series A-1, Daily VRDN and Put, 0.14%, 12/01/37...............          4,200,000        4,200,000
       Museum of Fine Arts, Series A-2, Daily VRDN and Put, 0.12%, 12/01/37...............          3,100,000        3,100,000
       Tufts University, Refunding, Series N-1, Daily VRDN and Put, 0.12%, 8/15/40........          5,000,000        5,000,000
       Tufts University, Refunding, Series N-2, Daily VRDN and Put, 0.09%, 8/15/34........          4,600,000        4,600,000
                                                                                                                --------------
                                                                                                                    17,700,000
                                                                                                                --------------
    MICHIGAN 1.5%
(b) Eastern Michigan University Revenues, General, Refunding, Series A, Daily VRDN and
       Put, 0.15%, 3/01/49................................................................          5,200,000        5,200,000
(b) Michigan Higher Education Facilities Authority Revenue, Limited Obligation,
       University of Detroit, Refunding, Daily VRDN and Put, 0.17%, 11/01/36..............            300,000          300,000
                                                                                                                --------------
                                                                                                                     5,500,000
                                                                                                                --------------
    MISSOURI 2.1%
(b) Missouri Development Finance Board Cultural Facilities Revenue, The Nelson Gallery
       Foundation, Refunding, Series A, Daily VRDN and Put, 0.14%, 12/01/37...............          4,100,000        4,100,000
(b) Missouri State Health and Educational Facilities Authority Educational Facilities
       Revenue, St. Louis University, Refunding, Series B-1, Daily VRDN and Put, 0.12%,
       10/01/35 ..........................................................................          4,015,000        4,015,000
                                                                                                                --------------
                                                                                                                     8,115,000
                                                                                                                --------------


                               Annual Report | 159

Franklin Tax-Free Trust

    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT        VALUE
    --------------------------------------------------                                       ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW HAMPSHIRE 2.4%
(b) New Hampshire Health and Education Facilities Authority Revenue, Dartmouth College,
       Refunding,
       Series A, Daily VRDN and Put, 0.15%, 6/01/31 ......................................   $      4,500,000   $    4,500,000
       Series B, Daily VRDN and Put, 0.15%, 6/01/41 ......................................          4,800,000        4,800,000
                                                                                                                --------------
                                                                                                                     9,300,000
                                                                                                                --------------
    NEW JERSEY 1.7%
(b) New Jersey EDA School Revenue, School Facilities Construction, Series R, Sub Series
       R-1, Daily VRDN and Put, 0.11%, 9/01/31 ...........................................          6,600,000        6,600,000
                                                                                                                --------------
    NORTH CAROLINA 2.0%
(b) Charlotte COP, Central Yard Project, Series A, Weekly VRDN and Put, 0.20%, 3/01/25 ...          1,500,000        1,500,000
(b) North Carolina Medical Care Commission Health Care Facilities Revenue, Wake Forest
       University, Refunding, Series D, Daily VRDN and Put, 0.14%, 7/01/34 ...............          5,900,000        5,900,000
                                                                                                                --------------
                                                                                                                     7,400,000
                                                                                                                --------------
    OHIO 0.5%
(b) Allen County Hospital Facilities Revenue, Catholic Healthcare, Series B, Daily VRDN
       and Put, 0.14%, 10/01/31 ..........................................................          2,000,000        2,000,000
                                                                                                                --------------
    TEXAS 0.9%
(b) Tarrant County Cultural Education Facilities Finance Corp. Revenue, Texas Health
       Resources, Refunding,
       Series C, Daily VRDN and Put, 0.12%, 11/15/33 .....................................          1,560,000        1,560,000
       Series D, Daily VRDN and Put, 0.12%, 11/15/19 .....................................          1,800,000        1,800,000
                                                                                                                --------------
                                                                                                                     3,360,000
                                                                                                                --------------
    U.S. TERRITORIES 0.2%
    PUERTO RICO 0.2%
(b) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN and
       Put, 0.12%, 7/01/32 ...............................................................            600,000          600,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $98,090,000) ......................................                          98,090,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $377,150,735) 101.3% .........................................                         385,624,544
    OTHER ASSETS, LESS LIABILITIES (1.3)% ................................................                          (5,102,926)
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $  380,521,618
                                                                                                                ==============

See Abbreviations on page 263.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               160 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                         YEAR ENDED FEBRUARY 28,
                                                     ---------------------------------------------------------------
CLASS A                                                 2010         2009        2008(a)       2007          2006
-------                                              ----------   ----------   ----------   ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   year)
Net asset value, beginning of year ...............   $     8.75   $     9.98   $    11.04   $    10.83    $    10.81
                                                     ----------   ----------   ----------   ----------    ----------
Income from investment operations(b):
   Net investment income(c) ......................         0.54         0.55         0.53         0.54          0.55
   Net realized and unrealized gains (losses) ....         1.25        (1.24)       (1.06)        0.20          0.03
                                                     ----------   ----------   ----------   ----------    ----------
Total from investment operations .................         1.79        (0.69)       (0.53)        0.74          0.58
                                                     ----------   ----------   ----------   ----------    ----------
Less distributions from net investment
   income ........................................        (0.55)       (0.54)       (0.53)       (0.53)        (0.56)
                                                     ----------   ----------   ----------   ----------    ----------
Redemption fees(d) ...............................           --           --(e)        --(e)        --(e)         --(e)
                                                     ----------   ----------   ----------   ----------    ----------
Net asset value, end of year .....................   $     9.99   $     8.75   $     9.98   $    11.04    $    10.83
                                                     ==========   ==========   ==========   ==========    ==========
Total return(f) ..................................        20.96%       (7.09)%      (5.03)%       6.99%         5.45%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         0.63%        0.63%        0.62%        0.62%         0.63%
Net investment income ............................         5.66%        5.77%        4.98%        4.97%         5.11%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $5,477,710   $4,255,784   $4,784,743   $5,329,032    $5,070,599
Portfolio turnover rate ..........................         8.58%       19.10%       20.10%       10.90%        11.63%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 161

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                     -----------------------------------------------------
CLASS B                                                2010      2009      2008(a)      2007        2006
-------                                              -------   -------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  8.81   $ 10.05    $  11.11    $  10.90    $  10.87
                                                     -------   -------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ......................      0.49      0.50        0.48        0.48        0.50
   Net realized and unrealized gains (losses) ....      1.26     (1.25)      (1.07)       0.20        0.03
                                                     -------   -------    --------    --------    --------
Total from investment operations .................      1.75     (0.75)      (0.59)       0.68        0.53
                                                     -------   -------    --------    --------    --------
Less distributions from net investment income ....     (0.50)    (0.49)      (0.47)      (0.47)      (0.50)
                                                     -------   -------    --------    --------    --------
Redemption fees(d) ...............................        --        --(e)       --(e)       --(e)       --(e)
                                                     -------   -------    --------    --------    --------
Net asset value, end of year .....................   $ 10.06   $  8.81    $  10.05    $  11.11    $  10.90
                                                     =======   =======    ========    ========    ========
Total return(f) ..................................     20.29%    (7.66)%     (5.53)%      6.36%       4.93%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................      1.18%     1.18%       1.17%       1.17%       1.18%
Net investment income ............................      5.11%     5.22%       4.43%       4.42%       4.56%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $68,463   $87,208    $139,855    $215,121    $240,628
Portfolio turnover rate ..........................      8.58%    19.10%      20.10%      10.90%      11.63%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               162 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                      YEAR ENDED FEBRUARY 28,
                                                     ---------------------------------------------------------
CLASS C                                                 2010        2009       2008(a)      2007        2006
-------                                              ----------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $     8.86   $  10.10    $  11.16    $  10.95    $  10.91
                                                     ----------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ......................         0.49       0.50        0.48        0.49        0.50
   Net realized and unrealized gains (losses) ....         1.27      (1.25)      (1.07)       0.19        0.03
                                                     ----------   --------    --------    --------    --------
Total from investment operations .................         1.76      (0.75)      (0.59)       0.68        0.53
                                                     ----------   --------    --------    --------    --------
Less distributions from net investment income ....        (0.50)     (0.49)      (0.47)      (0.47)      (0.49)
                                                     ----------   --------    --------    --------    --------
Redemption fees(d) ...............................           --         --(e)       --(e)       --(e)       --(e)
                                                     ----------   --------    --------    --------    --------
Net asset value, end of year .....................   $    10.12   $   8.86    $  10.10    $  11.16    $  10.95
                                                     ==========   ========    ========    ========    ========
Total return(f) ..................................        20.28%     (7.62)%     (5.51)%      6.34%       5.00%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         1.18%      1.18%       1.17%       1.17%       1.18%
Net investment income ............................         5.11%      5.22%       4.43%       4.42%       4.56%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $1,002,985   $663,766    $697,697    $761,994    $695,270
Portfolio turnover rate ..........................         8.58%     19.10%      20.10%      10.90%      11.63%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 163

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                     -----------------------------------------------------
ADVISOR CLASS                                          2010       2009       2008(a)      2007     2006(b)
-------------                                        --------   --------    --------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $   8.77   $  10.00    $  11.06    $ 10.85    $10.76
                                                     --------   --------    --------    -------    ------
Income from investment operations(c):
   Net investment income(d) ......................       0.55       0.56        0.55       0.55      0.10
   Net realized and unrealized gains (losses) ....       1.26      (1.24)      (1.07)      0.20      0.04
                                                     --------   --------    --------    -------    ------
Total from investment operations .................       1.81      (0.68)      (0.52)      0.75      0.14
                                                     --------   --------    --------    -------    ------
Less distributions from net investment income ....      (0.56)     (0.55)      (0.54)     (0.54)    (0.05)
                                                     --------   --------    --------    -------    ------
Redemption fees(e) ...............................         --         --(f)       --(f)      --(f)     --(f)
                                                     --------   --------    --------    -------    ------
Net asset value, end of year .....................   $  10.02   $   8.77    $  10.00    $ 11.06    $10.85
                                                     ========   ========    ========    =======    ======
Total return(g) ..................................      21.14%     (6.99)%     (4.94)%     7.08%     1.34%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses .........................................       0.53%      0.53%       0.52%      0.52%     0.53%
Net investment income ............................       5.76%      5.87%       5.08%      5.07%     5.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $621,454   $170,562    $143,331    $53,127    $  471
Portfolio turnover rate ..........................       8.58%     19.10%      20.10%     10.90%    11.63%

(a)  For the year ended February 29.

(b)  For the period January 3, 2006 (effective date) to February 28, 2006.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g)   Total return is not annualized for periods less than one year.

(h)   Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               164 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS 94.3%
    ALABAMA 0.5%
    Camden IDB Exempt Facilities Revenue, Weyerhaeuser,
       Series A, Pre-Refunded, 6.125%, 12/01/24 ..........................................   $      3,000,000   $    3,551,460
       Series B, Pre-Refunded, 6.375%, 12/01/24 ..........................................          1,750,000        2,021,390
    Courtland IDBR, Environmental Improvement Revenue, International Paper Co. Refunding,
       Series B, 6.25%, 8/01/25 ..........................................................          2,500,000        2,518,850
    Cullman County Health Care Authority GO, Refunding, 7.00%, 2/01/36 ...................          7,500,000        7,734,750
    Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO,
       Pre-Refunded, 7.75%, 7/01/21 ......................................................          8,970,000        9,149,400
    Phenix City IDB Environmental Improvement Revenue, MeadWestvaco-Mead Coated Board
       Project, Refunding, Series B, 6.10%, 5/15/30 ......................................          5,800,000        5,799,362
    Prattville IDB Environmental Improvement Revenue, International Paper Co. Projects,
       Series A, 9.25%, 3/01/33 ..........................................................          5,500,000        6,815,325
                                                                                                                --------------
                                                                                                                    37,590,537
                                                                                                                --------------
    ALASKA 0.1%
    Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
       Regional Power,
       5.70%, 1/01/12 ....................................................................            740,000          740,466
       5.80%, 1/01/18 ....................................................................          1,495,000        1,480,992
       5.875%, 1/01/32 ...................................................................          5,730,000        5,137,002
                                                                                                                --------------
                                                                                                                     7,358,460
                                                                                                                --------------
    ARIZONA 4.9%
    Apache County IDA,
       IDR, Tucson Electric Power Co. Project, Refunding, Series C, 5.85%, 3/01/26 .......         16,500,000       16,532,505
       PCR, Tucson Electric Power Co. Project, Refunding, Series A, 5.85%, 3/01/28 .......         53,150,000       53,223,878
       PCR, Tucson Electric Power Co. Project, Refunding, Series B, 5.875%, 3/01/33 ......         33,800,000       33,805,408
    Arizona Health Facilities Authority Hospital System Revenue, John C. Lincoln Health
       Network, Pre-Refunded, 6.375%, 12/01/37 ...........................................          2,500,000        2,885,675
    Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
       6.625%, 7/01/20 ...................................................................          3,940,000        4,062,140
    Arizona State COP, Department Administration, Series A, FSA Insured, 5.25%,
       10/01/21 ..........................................................................         26,695,000       29,039,355
    Casa Grande IDA Hospital Revenue, Casa Grande Regional Medical Center, Series A,
       7.25%, 12/01/32 ...................................................................         14,500,000       13,394,810
    Coconino County PCC Revenue, Tucson Electric Power Navajo, Refunding, Series A,
       7.125%, 10/01/32 ..................................................................         21,125,000       21,130,915
    Downtown Phoenix Hotel Corp. Revenue, sub. bond, Series B, NATL Insured, 5.00%,
       7/01/36 ...........................................................................         10,000,000        9,334,200
    Maricopa County IDA Health Facility Revenue,
       Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 .....................          7,500,000        7,684,800
       Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%,
          7/01/16 ........................................................................          4,875,000        4,891,526
    Maricopa County PCC, PCR,
       El Paso Electric Co. Project, Series A, 7.25%, 4/01/40 ............................         20,000,000       22,734,200
       Public Service Co. of Colorado, Refunding, Series A, 5.75%, 11/01/22 ..............         14,300,000       14,312,584
       Various, Public Service Co., Palo Verde, Refunding, Series A, 6.25%, 1/01/38 ......         15,000,000       15,486,900
    Navajo County Pollution Control Corp. Revenue, Mandatory Put 6/01/16, Series D, 5.75%,
       6/01/34 ...........................................................................         10,750,000       11,217,947
    Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, 5.00%,
       7/01/38 ...........................................................................         15,000,000       15,019,200


                              Annual Report | 165

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Pima County IDAR,
       Industrial Development, Tucson Electric Power Co., Series A, 6.375%, 9/01/29 ......   $     35,000,000   $   35,718,900
       Tucson Electric Power Co. Project, Series A, 6.10%, 9/01/25 .......................         10,140,000       10,109,783
    Salt Verde Financial Corp. Senior Gas Revenue, 5.00%, 12/01/37 .......................         10,000,000        8,559,500
    University Medical Center Corp. Hospital Revenue,
       6.00%, 7/01/24 ....................................................................            250,000          271,153
       6.25%, 7/01/29 ....................................................................          1,000,000        1,075,980
       5.00%, 7/01/35 ....................................................................         10,175,000        9,402,311
       6.50%, 7/01/39 ....................................................................          1,500,000        1,605,900
    Yuma County IDA Water and Sewer Exempt Facility Revenue, Water and Sewer, Refunding,
       Series A, 6.375%, 12/01/37 ........................................................         15,500,000       13,004,810
                                                                                                                --------------
                                                                                                                   354,504,380
                                                                                                                --------------
    ARKANSAS 0.3%
    Arkansas State Development Finance Authority Industrial Facilities Revenue, Potlatch
       Corp. Projects, Series A, 7.75%, 8/01/25 ..........................................          3,800,000        3,862,320
    Baxter County IDR, Aeroquip Corp. Project, Refunding, 5.80%, 10/01/13 ................          2,400,000        2,618,040
    Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%,
       11/01/26 ..........................................................................         10,000,000        9,872,800
    Warren Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.00%, 4/01/12 ..........          3,150,000        3,194,541
                                                                                                                --------------
                                                                                                                    19,547,701
                                                                                                                --------------
    CALIFORNIA 17.8%
    ABAG 1915 Act Special Assessment, Windemere Ranch AD, 1999-1, Pre-Refunded, 6.375%,
       9/02/32 ...........................................................................          9,735,000       10,811,594
    Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 6.00%, 9/01/38 .....          5,200,000        4,356,248
    Anaheim PFAR, Refunding, Series A-2, NATL Insured, 4.75%, 9/01/29 ....................         24,000,000       22,941,360
    Azusa Special Tax, Escrow, CFD No. 2005-1, Improvement Area 1, 5.00%, 9/01/37 ........          5,465,000        3,438,851
    Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding,
       Series F, 5.00%, 4/01/31 ..........................................................         35,200,000       35,714,272
    Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C, Series A,
       5.35%, 9/01/36 ....................................................................          3,680,000        2,875,994
    Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ......          3,970,000        4,797,983
    Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 .......................          5,780,000        6,398,229
    California County Tobacco Securitization Agency Tobacco Revenue, Asset-Backed, Alameda
       County, 5.875%, 6/01/35 ...........................................................          3,700,000        3,182,370
       California Health Facilities Financing Authority Revenue,
       Children's Hospital of Orange County, Series A, 6.50%, 11/01/24 ...................          5,000,000        5,528,350
       Children's Hospital of Orange County, Series A, 6.50%, 11/01/38 ...................          8,000,000        8,524,720
       Marshall Medical Center, Series A, California Mortgage Insured, 5.00%, 11/01/24 ...          2,295,000        2,252,772
       Marshall Medical Center, Series A, California Mortgage Insured, 5.00%, 11/01/29 ...          2,220,000        1,983,903
       Marshall Medical Center, Series A, California Mortgage Insured, 5.00%, 11/01/33 ...          3,130,000        2,684,507
    California HFAR, Home Mortgage, Series K, 4.70%, 8/01/31 .............................         20,000,000       16,489,800
    California Infrastructure and Economic Development Bank Revenue,
       Bay Area Toll Bridges, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
          7/01/33 ........................................................................         67,115,000       78,522,537
       Department of Social Services Administration Building, AMBAC Insured, 5.00%,
          12/01/30 .......................................................................         10,300,000       10,800,271
       Department of Social Services Administration Building, AMBAC Insured, 5.00%,
          12/01/35 .......................................................................          5,000,000        5,159,600


                              166 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Municipal Finance Authority Revenue, Harbor Regional Center Project, 8.50%,
       11/01/39 ..........................................................................   $      5,000,000   $    5,054,700
    California PCFA Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project,
       6.875%, 11/01/27 ..................................................................         10,000,000       10,011,100
    California State Economic Recovery GO, Refunding,
       Series A, 5.25%, 7/01/21 ..........................................................         25,000,000       27,740,500
       Series A, 5.00%, 7/01/22 ..........................................................         10,620,000       11,262,829
    California State GO,
       Refunding, 5.25%, 4/01/30 .........................................................             50,000           49,025
       Refunding, 5.25%, 4/01/32 .........................................................             40,000           38,482
       Various Purpose, 6.00%, 4/01/38 ...................................................         28,725,000       29,614,900
       Various Purpose, Refunding, 5.00%, 6/01/31 ........................................         22,000,000       20,494,320
    California State Public Works Board Lease Revenue,
       Trustees of California State University, Series J, 6.00%, 11/01/34 ................         13,105,000       13,412,312
       Trustees of California State University, Series J, 6.00%, 11/01/29 ................          7,365,000        7,704,895
    California Statewide CDA Revenue,
       American Baptist Homes West, Refunding, 6.00%, 10/01/29 ...........................          3,125,000        3,057,969
       American Baptist Homes West, Refunding, 6.25%, 10/01/39 ...........................          5,000,000        4,907,200
       Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32 ......................         13,090,000       15,925,818
       Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 .......................          2,900,000        3,085,165
       Monterey Institute International, 5.50%, 7/01/31 ..................................         13,240,000       13,996,931
       Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 ..............................          6,230,000        6,540,815
       St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47 ..................          5,000,000        5,159,700
       St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 ...................         10,000,000        9,999,200
       Sutter Health, Refunding, Series A, 5.00%, 11/15/43 ...............................         25,000,000       22,988,250
       Thomas Jefferson School of Law, Series A, 7.25%, 10/01/38 .........................         11,730,000       11,999,203
    California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%, 9/01/37 .....         10,000,000        8,425,900
    Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series
       C, AMBAC Insured, zero cpn.,
       8/01/33 ...........................................................................         21,015,000        4,616,155
       8/01/34 ...........................................................................         10,000,000        2,030,000
       8/01/43 ...........................................................................         31,515,000        3,352,881
       8/01/45 ...........................................................................         34,035,000        3,133,943
    Chino CFD Special Tax, No. 03-3, Improvement Area 2, 5.00%, 9/01/36 ..................          2,215,000        1,599,385
    Chula Vista CFD Special Tax,
       No. 07-I, Otay Ranch Village Eleven, 5.875%, 9/01/34 ..............................          3,050,000        2,619,035
       No. 13-I, Otay Ranch Village Seven, 5.35%, 9/01/36 ................................          2,600,000        1,853,072
       No. 99-1, Otay Ranch SPA One, Pre-Refunded, 6.10%, 9/01/31 ........................          4,890,000        5,121,884
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .........          7,720,000        7,931,682
    El Dorado County CFD Special Tax, Community Facilities District No. 2001-1, Promontory
       Specific Plan, 6.30%, 9/01/31 .....................................................          3,500,000        3,200,820
    Emeryville RDA, MFHR, Emery Bay Apartments II,
       Series A, Pre-Refunded, 5.85%, 10/01/28 ...........................................         12,290,000       12,689,548
       sub. lien, Series C, Pre-Refunded, 7.875%, 10/01/28 ...............................          1,735,000        1,809,015
    Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
       5.85%, 1/15/23 ....................................................................         35,000,000       35,499,450
       zero cpn., 1/15/22 ................................................................         49,115,000       23,391,019
       zero cpn., 1/15/31 ................................................................          4,000,000          967,280
       zero cpn., 1/15/34 ................................................................          4,500,000          871,065
       zero cpn., 1/15/36 ................................................................          4,000,000          646,680


                              Annual Report | 167

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Fullerton CFD No. 1 Special Tax, Amerige Heights, 6.20%, 9/01/32 .....................   $      3,500,000   $    3,376,765
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 ...................................         10,000,000        7,346,600
       Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42 ...........................         10,000,000       12,121,100
       Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 .......................         30,750,000       25,893,960
       Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 .................................         13,250,000       10,983,190
    Jurupa Community Services District Special Tax, CFD No. 29, Series A, 8.625%,
       9/01/39 ...........................................................................          1,100,000        1,136,784
    Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
       7.00%, 9/02/30 ....................................................................          7,560,000        7,578,749
    Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.95%, 9/01/34 ...............          5,000,000        4,200,250
    Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36 .................          6,595,000        5,116,335
    Los Angeles MFR, Refunding,
       Series J-1B, 7.125%, 1/01/24 ......................................................            100,000           91,266
       Series J-1C, 7.125%, 1/01/24 ......................................................            335,000          305,741
       Series J-2B, 8.50%, 1/01/24 .......................................................            520,000          473,278
(a)    Series J-2C, 8.50%, 1/01/24 .......................................................          1,400,000        1,274,210
    Los Angeles Regional Airports Improvement Corp. Lease Revenue, Facilities Sublease,
       Delta Air Lines Inc., Los Angeles International Airport, Refunding, 6.35%,
       11/01/25 ..........................................................................         12,000,000       11,350,800
(b) Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34 ......................................         30,000,000       31,037,700
       Los Angeles Wastewater System Revenue, Refunding, Series A, NATL Insured, 5.00%,
       6/01/30 ...........................................................................          7,530,000        7,778,189
    M-S-R Energy Authority Gas Revenue,
       Series B, 6.125%, 11/01/29 ........................................................         30,505,000       31,187,092
       Series B, 7.00%, 11/01/34 .........................................................         20,000,000       22,471,600
       Series C, 6.50%, 11/01/39 .........................................................         20,000,000       21,145,600
    Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 .......................          4,000,000        3,895,280
    Poway USD Special Tax,
       CFD No. 10, Area A, 6.10%, 9/01/31 ................................................          1,995,000        1,901,055
       CFD No. 11, Area A, 5.375%, 9/01/28 ...............................................          2,965,000        2,691,923
       CFD No. 11, Area A, 5.375%, 9/01/34 ...............................................          2,235,000        1,895,168
       CFD No. 14, Del Sur, 5.25%, 9/01/36 ...............................................          7,500,000        5,773,275
    Rocklin Special Tax, CFD No. 10, Whitney, 5.00%, 9/01/35 .............................          7,315,000        5,380,695
    Romoland School District Special Tax, CFD 1,
       Improvement Area 1, 5.35%, 9/01/28 ................................................          7,015,000        6,400,135
       Improvement Area 1, 5.40%, 9/01/36 ................................................          6,175,000        5,185,888
       Improvement Area 2, 5.35%, 9/01/38 ................................................          7,900,000        5,583,088
    Roseville Special Tax, CFD No. 1, Westpark, 5.25%, 9/01/25 ...........................          1,550,000        1,343,447
    San Francisco City and County COP, Multiple Capital Improvement Projects, Series A,
       5.00%, 4/01/29 ....................................................................         10,000,000        9,926,700
    San Francisco City and County RDA Lease Revenue, George R. Moscone Center, zero cpn.,
       7/01/10 ...........................................................................          4,500,000        4,492,215
       7/01/12 ...........................................................................          4,500,000        4,305,240
       7/01/13 ...........................................................................          4,250,000        3,939,877
       7/01/14 ...........................................................................          2,250,000        2,000,857
    San Francisco Uptown Parking Corp. Parking Revenue, Union Square, NATL Insured, 6.00%,
       7/01/31 ...........................................................................          8,920,000        9,261,636


                              168 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 .........................   $     22,500,000   $   22,971,375
       Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17 .........................         20,000,000       20,267,200
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23 .........................         20,000,000       19,432,400
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24 .........................         20,000,000       19,295,200
       junior lien, ETM, zero cpn., 1/01/12 ..............................................         30,100,000       29,545,558
       junior lien, ETM, zero cpn., 1/01/24 ..............................................         52,700,000       30,311,986
       junior lien, ETM, zero cpn., 1/01/25 ..............................................         45,200,000       24,546,764
       junior lien, ETM, zero cpn., 1/01/26 ..............................................        131,900,000       67,474,764
       junior lien, ETM, zero cpn., 1/01/27 ..............................................        139,100,000       66,653,938
       senior lien, 5.00%, 1/01/33 .......................................................         26,930,000       21,936,101
    Santa Clara County GO, 5.00%, 8/01/34 ................................................         25,000,000       26,184,000
    Saugus USD Special Tax, 6.00%, 9/01/33 ...............................................          3,150,000        2,957,976
    Seal Beach CFD No. 05-01 Special Tax, Pacific Gateway Business Center, 5.30%,
       9/01/36 ...........................................................................          2,000,000        1,555,160
    South Bayside Waste management Authority Solid Waste Enterprise Revenue, Shoreway
       Environmental, Series A, 6.00%, 9/01/36 ...........................................          7,740,000        7,994,336
    Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2, 6.30%,
       9/02/33 ...........................................................................          6,000,000        5,758,980
    Stockton PFA Lease Revenue, Capital Improvement Projects, Series A,
       6.75%, 9/01/29 ....................................................................         15,905,000       16,172,045
       7.00%, 9/01/38 ....................................................................         12,175,000       12,488,628
    Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.375%,
       9/01/32 ...........................................................................          4,100,000        4,744,889
    Tustin CFD No. 06-01 Special Tax, Legacy/Columbus, Series A, 6.00%, 9/01/36 ..........         20,000,000       17,155,200
    Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1, Series A, 6.00%,
       9/01/34 ...........................................................................          6,520,000        5,984,578
    West Sacramento Special Tax, CFD No. 16, Pre-Refunded, 6.00%, 9/01/33 ................          3,000,000        3,297,720
                                                                                                                --------------
                                                                                                                 1,274,839,975
                                                                                                                --------------
    COLORADO 3.9%
    Arkansas River Power Authority Power Revenue, Improvement, 6.00%, 10/01/40 ...........         10,000,000       10,059,300
    Colorado Health Facilities Authority Revenue, Hospital, Refunding, Series C, FSA
       Insured, 5.25%, 3/01/40 ...........................................................         20,000,000       20,000,000
    Denver City and County Airport Revenue, Series D, 7.75%, 11/15/13 ....................            370,000          409,879
    Denver City and County Special Facilities Airport Revenue, United Airlines Project,
       Refunding, Series A, 5.25%, 10/01/32 ..............................................         27,365,000       20,735,008
    Denver Convention Center Hotel Authority Revenue, Refunding, senior bond, XLCA
       Insured, 5.00%,
       12/01/30 ..........................................................................         15,000,000       13,102,350
       12/01/35 ..........................................................................         15,000,000       12,580,200
    Denver Health and Hospital Authority Healthcare Revenue, Series A, Pre-Refunded,
       6.25%, 12/01/33 ...................................................................          4,000,000        4,870,280
    E-470 Public Highway Authority Revenue, Capital Appreciation,
       Refunding, Series B, NATL Insured, zero cpn., 9/01/37 .............................         15,720,000        2,327,189
       Refunding, Series B, NATL Insured, zero cpn., 9/01/38 .............................         20,000,000        2,754,400
       Refunding, Series B, NATL Insured, zero cpn., 9/01/39 .............................         30,000,000        3,777,900


                              Annual Report | 169

Franklin Tax-Free Trust

       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
       ----------------------------------------                                              ----------------   --------------
       MUNICIPAL BONDS (CONTINUED)
       COLORADO (CONTINUED)
       E-470 Public Highway Authority Revenue, Capital Appreciation, (continued)
          Series A, NATL Insured, zero cpn., 9/01/28 .....................................   $     15,000,000   $    4,417,800
          Series B, NATL Insured, zero cpn., 9/01/29 .....................................         10,000,000        2,720,700
          Series B, NATL Insured, zero cpn., 9/01/30 .....................................         17,300,000        4,342,127
          Series B, NATL Insured, zero cpn., 9/01/31 .....................................         10,000,000        2,321,900
       Eagle County Airport Terminal Corp. Revenue, Series A,
          7.00%, 5/01/21 .................................................................            665,000          595,208
          7.125%, 5/01/31 ................................................................          1,215,000        1,029,068
       Eagle County Sports and Housing Facilities Revenue, Vail Associate Project,
          Refunding, 6.95%, 8/01/19 ......................................................         41,200,000       40,611,252
       Littleton MFHR, Riverpoint, Series C, Pre-Refunded, 8.00%, 12/01/29 ...............          2,605,000        2,789,278
       McKay Landing Metropolitan District No. 002 GO,
          Limited Tax, Pre-Refunded, 7.50%, 12/01/19 .....................................          2,545,000        2,666,091
          Sub. Limited Tax, Series A, Pre-Refunded, 7.50%, 12/01/34 ......................          2,000,000        2,100,780
       Public Authority for Colorado Energy Natural Gas Purchase Revenue,
          6.125%, 11/15/23 ...............................................................          2,465,000        2,681,180
          6.25%, 11/15/28 ................................................................         12,500,000       13,585,250
          6.50%, 11/15/38 ................................................................         90,100,000       99,532,569
       Saddle Rock South Metropolitan District No. 3 GO, Limited Mill Levy Obligation,
          Pre-Refunded, 7.35%, 12/01/19 ..................................................          2,570,000        2,633,942
       Superior Metropolitan District No. 1 Special Revenue, Refunding, AMBAC Insured,
          5.00%, 12/01/28 ................................................................          7,640,000        7,316,599
(a, c) Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%,
          6/01/31 ........................................................................          3,000,000        2,844,240
                                                                                                                --------------
                                                                                                                   282,804,490
                                                                                                                --------------
       CONNECTICUT 1.3%
       Connecticut State Development Authority PCR,
          Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ...............         53,825,000       54,119,423
          Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ........         12,500,000       12,569,875
       Connecticut State Development Authority Water Facility Revenue, Bridgeport
          Hydraulic Co. Project, 6.15%, 4/01/35 ..........................................          3,000,000        3,004,440
       Connecticut State Health and Educational Facilities Authority Revenue,
          Sacred Heart University, Series C, 6.50%, 7/01/16 ..............................            310,000          311,597
          St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 .......................          5,650,000        5,217,266
       Connecticut State HFAR, Housing Mortgage Finance Program, Refunding, Series C-1,
          6.30%, 11/15/17 ................................................................         16,060,000       16,060,000
                                                                                                                --------------
                                                                                                                    91,282,601
                                                                                                                --------------
       DISTRICT OF COLUMBIA 1.8%
       District of Columbia Ballpark Revenue, Series B-1, NATL Insured, 5.00%, 2/01/35 ...         18,000,000       16,557,660
       District of Columbia Hospital Revenue, Children's Hospital Obligation Group,
          Assured Guaranty, 5.25%, 7/15/38 ...............................................         11,000,000       11,058,410
       District of Columbia Revenue,
          Capital Appreciation, Georgetown University, Growth and Income Securities,
          AMBAC Insured, zero cpn. to 3/31/18, 5.00% thereafter, 4/01/36 .................         27,105,000       15,716,292
          Methodist Home Issue, 6.00%, 1/01/29 ...........................................          4,750,000        4,193,443
          Methodist Home Issue, Series A, 7.375%, 1/01/30 ................................          2,525,000        2,545,453
          Methodist Home Issue, Series A, 7.50%, 1/01/39 .................................          4,140,000        4,169,228


                              170 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    DISTRICT OF COLUMBIA (CONTINUED)
    District of Columbia Tobacco Settlement FICO Revenue,
       Asset-Backed Bonds, Refunding, 6.50%, 5/15/33 .....................................   $     22,000,000   $   21,432,400
       Capital Appreciation, Asset-Backed Bonds, Series A, zero cpn., 6/15/46 ............        175,000,000        6,032,250
       Capital Appreciation, Asset-Backed Bonds, Series B, zero cpn., 6/15/46 ............         66,000,000        2,275,020
    Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue,
       Capital Appreciation, second lien, Series C, Assured Guaranty, zero cpn. to
       10/01/16, 6.50% thereafter, 10/01/41 ..............................................         60,000,000       42,648,000
                                                                                                                --------------
                                                                                                                   126,628,156
                                                                                                                --------------
    FLORIDA 6.2%
    Bartram Springs CDD Special Assessment, Refunding, 4.75%, 5/01/34 ....................          4,700,000        3,596,205
    Beacon Tradeport CDD Special Assessment, Commercial Project, Series A, Pre-Refunded,
       6.00%, 5/01/16 ....................................................................         18,545,000       19,485,046
       6.20%, 5/01/22 ....................................................................         23,590,000       25,187,515
    Brevard County Health Facilities Authority Health Care Facilities Revenue, Health
       First Inc. Project, 7.00%, 4/01/39 ................................................          6,500,000        7,130,630
    Brighton Lakes CDD Special Assessment, Series B, Pre-Refunded, 7.625%, 5/01/31 .......          2,985,000        3,048,192
    Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31 .............          1,315,000        1,317,959
    Capital Region CDD Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 ...........          2,165,000        2,062,747
    Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20 ..............          2,180,000        1,663,144
    Citizens Property Insurance Corp. Revenue, Senior Secured, High-Risk Account,
       Series A-1, 6.00%, 6/01/17 ........................................................         25,000,000       27,407,750
    Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%,
       8/15/32 ...........................................................................         10,550,000       10,543,248
    East Homestead CDD Special Assessment Revenue, 5.45%, 5/01/36 ........................          1,425,000        1,021,782
    Escambia County Environmental Improvement Revenue, International Paper Co. Projects,
       Series A, 9.50%, 3/01/33 ..........................................................          7,975,000       10,052,408
    Fleming Plantation CDD Special Assessment, Series B, Pre-Refunded, 7.375%, 5/01/31 ...          9,900,000       10,111,464
    Florida State Board of Education Capital Outlay GO, Public Education, Refunding,
       Series D, 6.00%, 6/01/23 ..........................................................          5,000,000        6,285,150
    Groves CDD Special Assessment Revenue, Series A, Pre-Refunded, 7.75%, 5/01/32 ........          1,675,000        1,710,795
    Halifax Hospital Medical Center Hospital Revenue,
       Refunding and Improvement, Series A, 5.375%, 6/01/46 ..............................         18,000,000       16,417,080
       Series A, Pre-Refunded, 7.25%, 10/01/24 ...........................................          4,700,000        4,982,235
       Series A, Pre-Refunded, 7.25%, 10/01/29 ...........................................          1,400,000        1,484,070
    Hawk's Point CDD Special Assessment, Hawk's Point Community Development, Series A,
       5.30%, 5/01/39 ....................................................................          1,450,000          926,101
    Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18 ...          6,500,000        7,054,840
    Hillsborough County IDAR, Refunding, Series B, 5.25%,
       10/01/28 ..........................................................................          1,500,000        1,473,750
       10/01/34 ..........................................................................          7,250,000        6,950,430
    Indian Trace CDD, GO, Water Management Special Benefit, sub. lien, Refunding,
       Series B, 8.25%, 5/01/11 ..........................................................          4,840,000        4,881,092
    Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%,
       5/01/33 ...........................................................................          2,690,000        2,230,413
    Indigo CDD Capital Improvement Revenue, Refunding,
       Series A, 7.00%, 5/01/31 ..........................................................            880,000          819,500
(a)    Series C, 7.00%, 5/01/30 ..........................................................          4,520,000        4,215,442


                              Annual Report | 171

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Islands at Doral CDD Special Assessment, 6.125%, 5/01/24 .............................   $      1,655,000   $    1,586,135
    Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 ....................................          1,400,000        1,409,198
    Lakeland Retirement Community Revenue, first mortgage, Carpenters Estates, Accredited
       Investors, Refunding,
       5.875%, 1/01/19 ...................................................................          1,350,000        1,295,595
       6.25%, 1/01/28 ....................................................................          1,230,000        1,142,621
       6.375%, 1/01/43 ...................................................................          2,250,000        2,027,542
    Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
       CIFG Insured, 5.00%, 10/01/30 .....................................................         11,505,000       11,700,470
    Mediterra North CDD Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ............          7,520,000        7,419,533
    Mediterra South CDD Capital Improvement Revenue,
       6.85%, 5/01/31 ....................................................................          2,265,000        2,210,436
       Series B, 6.95%, 5/01/31 ..........................................................          6,805,000        6,627,866
    Mediterranea CDD Special Assessment, Series A, 5.60%, 5/01/37 ........................          1,500,000          950,490
    Miami-Dade County Aviation Revenue, Miami International Airport, Refunding, Series
       A-1, 5.50%, 10/01/41 ..............................................................         20,850,000       20,948,620
    Miami-Dade County School Board COP, Series B, Assured Guaranty, 5.00%, 5/01/33 .......         14,310,000       14,154,164
    Midtown Miami Community Development Special Assessment Revenue,
       Series A, 6.25%, 5/01/37 ..........................................................          7,500,000        6,662,550
       Series B, 6.50%, 5/01/37 ..........................................................          3,905,000        3,533,361
    Mount Dora Country Club CDD Special Assessment Revenue, 7.75%, 5/01/13 ...............            200,000          200,758
    Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit of
       Development No. 43,
       6.10%, 8/01/21 ....................................................................            275,000          262,595
       Pre-Refunded, 6.10%, 8/01/21 ......................................................          1,960,000        2,129,207
    Northern Palm Beach County ID Special Assessment, Water Control and Improvement Bonds,
       Unit of Development No. 46, Series A, 5.35%, 8/01/41 ..............................            800,000          461,424
    Oakstead CDD Revenue, Capital Improvement, Series A, Pre-Refunded, 7.20%, 5/01/32 ....          3,065,000        3,127,802
    Orange County Health Facilities Authority Revenue, Hospital, Adventist Health System
       Inc., Pre-Refunded, 5.625%, 11/15/32 ..............................................         10,000,000       11,172,000
    Palm Glades CDD Revenue, Special Assessment, Series A, 5.30%, 5/01/36 ................          1,300,000          755,820
    Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 .............          2,640,000        2,394,744
    Parkway Center CDD Special Assessment, Series A, Pre-Refunded, 8.25%, 5/01/31 ........          1,314,814        1,343,858
    Pelican Marsh CDD Special Assessment Revenue, Series A,
       7.10%, 5/01/20 ....................................................................          2,830,000        2,849,810
       7.20%, 5/01/31 ....................................................................          6,200,000        6,231,000
    Pensacola Airport Revenue, Airport Revenue Bonds, Refunding, 6.00%, 10/01/28 .........          7,000,000        7,116,830
    Poinciana CDD Special Assessment, Series A, 7.125%, 5/01/31 ..........................          9,990,000        9,573,817
    Port St. Lucie Utility Revenue, System, Refunding, Series A, NATL Insured, 5.00%,
       9/01/29 ...........................................................................         11,025,000       11,116,177
(a) Portico CDD Capital Improvement Revenue, 5.45%, 5/01/37 ..............................          2,800,000        1,664,712
(a) Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38 ..................          2,795,000        1,186,673
    Reserve CDD Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 .......          1,250,000        1,256,338
    Reserve CDD No. 2 Capital Improvement Revenue, 7.125%, 5/01/30 .......................          3,365,000        3,327,346
    Reserve CDD Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%,
       12/01/22 ..........................................................................          3,295,000        3,194,140


                              172 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
       FLORIDA (CONTINUED)
       River Place St. Lucie CDD Special Assessment Revenue,
          Series A, 7.625%, 5/01/21 ......................................................   $        995,000   $      939,738
          Series A, 7.625%, 5/01/30 ......................................................          1,590,000        1,436,040
          Series B, 7.25%, 5/01/10 .......................................................            970,000          959,020
       Riverwood CDD Special Assessment Revenue, Series A, 7.75%, 5/01/14 ................            435,000          441,934
       Sampson Creek CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.95%,
          5/01/31 ........................................................................          2,635,000        2,681,402
       Somerset County Revenue, Somerset CDD, 5.30%, 5/01/37 .............................          7,780,000        4,340,384
       South Broward Hospital District Revenue, South Broward Hospital District Obligated
          Group, Refunding,
          4.75%, 5/01/32 .................................................................         11,235,000       11,037,713
          5.00%, 5/01/36 .................................................................         12,500,000       12,549,000
       South Miami Health Facilities Authority Hospital Revenue, Baptist Health South
          Florida Group, 5.00%, 8/15/32 ..................................................         15,000,000       15,027,300
       South-Dade Venture CDD Special Assessment Revenue, 6.00%, 5/01/24 .................          2,455,000        2,445,499
       St. Lucie West Services District Capital Improvement Revenue, Cascades Project,
          6.10%, 5/01/18 .................................................................          1,615,000        1,495,329
       St. Lucie West Services District Special Assessment Revenue, Port St. Lucie,
          Water Management Benefit, Refunding, Series B, 6.25%, 5/01/25 ..................          5,080,000        5,084,521
       Stonegate CDD Special Assessment Revenue, 6.00%, 5/01/24 ..........................          2,020,000        1,889,993
       Stoneybrook West CDD Special Assessment Revenue, Series A, Pre-Refunded, 7.00%,
          5/01/32 ........................................................................          2,990,000        3,049,052
       Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ..............          1,230,000        1,233,481
       Venetian CDD Capital Improvement Revenue, Series A, 6.75%, 5/01/34 ................          8,065,000        7,305,761
       Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37 ..........          1,940,000          929,202
       Verandah West CDD Revenue, Series A, 6.625%, 5/01/33 ..............................          8,145,000        7,424,330
       Village CDD No. 4 Special Assessment Revenue, 7.20%, 5/01/31 ......................          5,490,000        5,585,526
       Village CDD No. 8 Special Assessment Revenue, 6.375%, 5/01/38 .....................          9,900,000        8,715,168
       Village Center CDD Recreational Revenue,
          Sub Series B, 6.25%, 1/01/13 ...................................................          2,615,000        2,629,356
          Sub Series B, 8.25%, 1/01/17 ...................................................          1,425,000        1,432,624
          Sub Series C, 7.375%, 1/01/19 ..................................................          1,950,000        1,953,685
       Vista Lake CDD Capital Improvement Revenue, Series A, Pre-Refunded, 7.20%,
          5/01/32 ........................................................................          2,560,000        2,611,379
       Waterchase CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.70%,
          5/01/32 ........................................................................          2,735,000        2,943,845
       Waterlefe CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ...............          1,090,000        1,093,575
       Waters Edge CDD Capital Improvement Revenue, 5.30%, 5/01/36 .......................          1,700,000        1,238,875
(a, d) Waterstone CDD Capital Improvement Revenue, Series B, 5.50%, 5/01/18 ..............          4,400,000        1,758,768
       Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21 ....................          1,180,000        1,178,041
       Winter Garden Village at Fowler Groves CDD Special Tax, 5.65%, 5/01/37 ............          1,950,000        1,785,947
                                                                                                                --------------
                                                                                                                   446,289,108
                                                                                                                --------------
       GEORGIA 3.1%
       Atlanta Tax Allocation, Princeton Lakes Project, 5.50%, 1/01/31 ...................          1,035,000          887,202
       Atlanta Water and Wastewater Revenue, Refunding,
          Series A, 6.25%, 11/01/34 ......................................................         30,000,000       31,874,100
          Series B, FSA Insured, 5.25%, 11/01/34 .........................................         30,000,000       31,745,400


                              Annual Report | 173

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
       12/01/28 ..........................................................................   $      1,470,000   $    1,223,893
    Burke County Development Authority PCR,
       Oglethorpe Power, Vogtle Project, Series C, 5.70%, 1/01/43 ........................         55,000,000       57,937,550
       Oglethorpe Power Corp., Vogtle Project, Series E, 7.00%, 1/01/23 ..................         25,000,000       29,426,000
    Floyd County Development Authority Environmental Improvement Revenue, Temple-Inland
       Inc., Refunding, 5.70%, 12/01/15 ..................................................          1,575,000        1,655,955
    Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist
       Health Care System Project, ETM,
       6.25%, 10/01/18 ...................................................................          5,550,000        6,415,744
       6.375%, 10/01/28 ..................................................................          8,000,000       10,121,120
    Fulton County Residential Care Revenue, Lenbrook Project, Series A, 5.00%, 7/01/27 ...          5,000,000        3,677,450
    Gainesville RDA Educational Facilities Revenue, Riverside Military Academy, Refunding,
       5.125%, 3/01/37 ...................................................................          6,500,000        4,087,785
    Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
       NATL Insured, 5.00%, 7/01/34 ......................................................         15,000,000       14,915,400
    Main Street Natural Gas Inc. Gas Project Revenue,
       Series A, 5.50%, 9/15/28 ..........................................................          5,000,000        4,858,500
       Series B, 5.00%, 3/15/22 ..........................................................          5,500,000        5,426,575
    McDuffie County Development Authority Waste Disposal Revenue, Temple-Inland Forest
       Products, 6.95%, 12/01/23 .........................................................          5,120,000        5,105,818
    Richmond County Development Authority Environmental Improvement Revenue, International
       Paper Co. Project, Series A, 6.25%, 11/01/33 ......................................          7,000,000        7,229,810
    Savannah EDA Revenue, Recovery Zone Facility, International Paper Co. Project, Series
       A, 6.25%, 11/01/33 ................................................................          4,865,000        4,908,347
                                                                                                                --------------
                                                                                                                   221,496,649
                                                                                                                --------------
    HAWAII 0.1%
    Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian
       Electric Co. and Subsidiary, 6.50%, 7/01/39 .......................................          7,500,000        8,097,600
                                                                                                                --------------
    IDAHO 0.6%
    Idaho Health Facilities Authority Revenue, St. Luke's Health System Project, Series A,
       6.75%, 11/01/37 ...................................................................         12,500,000       13,654,000
    Nez Perce County PCR,
       Potlatch 84, 7.00%, 12/01/14 ......................................................          5,000,000        5,240,300
       Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ................................         22,500,000       22,347,675
                                                                                                                --------------
                                                                                                                    41,241,975
                                                                                                                --------------
    ILLINOIS 3.8%
    Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%,
       3/01/33 ...........................................................................          3,300,000        2,594,262
    Bolingbrook Special Service Area No. 1 Special Tax, Augusta Village Project,
       Pre-Refunded,
       6.25%, 3/01/32 ....................................................................          3,588,000        4,024,050
       6.75%, 3/01/32 ....................................................................          5,263,000        5,848,456


                              174 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Bolingbrook Special Service Area No. 2 Special Tax, Bloomfield West Project, Series A,
       Pre-Refunded,
       6.625%, 3/01/31 ...................................................................   $      4,301,000   $    4,586,027
       7.00%, 3/01/31 ....................................................................          4,752,000        5,140,048
    Bolingbrook Special Service Area No. 3 Special Tax, Lakewood Ridge Project,
       Pre-Refunded, 7.05%, 3/01/31 ......................................................          5,675,000        6,165,206
    Bryant PCR, Central Illinois Light Co. Project, Refunding, NATL Insured, 5.90%,
       8/01/23 ...........................................................................         11,000,000       11,027,060
    Cary Special Tax,
       Refunding, Radian Insured, 5.00%, 3/01/30 .........................................          3,040,000        2,672,616
       Special Service Area No. 1, Cambria Project, Series A, Pre-Refunded, 7.625%,
          3/01/30 ........................................................................          2,869,000        2,926,380
       Special Service Area No. 2, Foxford Hills Project, Pre-Refunded, 7.50%, 3/01/30 ...          5,155,000        5,258,100
    Chicago GO, Projects, Refunding, Series A, FSA Insured, 5.00%, 1/01/27 ...............         34,105,000       36,423,117
    Chicago O'Hare International Airport Revenue,
       General Airport Third Lien, Series A, NATL Insured, 5.00%, 1/01/33 ................         15,000,000       15,066,750
       Refunding, Series A, FSA Insured, 5.00%, 1/01/38 ..................................         16,500,000       16,776,705
    Gilberts Special Service Area No. 9 Special Tax, Big Timber Project, Pre-Refunded,
       7.75%, 3/01/27 ....................................................................          6,000,000        6,566,340
    Hampshire Special Service Area No. 14 Special Tax, Lakewood Crossing Subdivision,
       5.95%, 3/01/36 ....................................................................          7,785,000        6,133,957
    Illinois Finance Authority Revenue,
       Institute Technology, 6.50%, 2/01/23 ..............................................          1,000,000        1,084,300
       Institute Technology, 7.125%, 2/01/34 .............................................          1,500,000        1,624,740
       Lutheran Hillside Village, Refunding, 5.25%, 2/01/37 ..............................          7,500,000        6,762,300
       Resurrection Health Care, Series A, FSA Insured, 5.25%, 5/15/29 ...................         15,500,000       15,424,515
       Riverside Health System, 6.25%, 11/15/35 ..........................................          5,000,000        5,240,200
       Roosevelt University Project, Refunding, 6.50%, 4/01/39 ...........................         15,000,000       15,561,600
       Sherman Health System, Series A, 5.50%, 8/01/37 ...................................         17,240,000       15,245,677
    Illinois Finance Authority Water Facility Revenue, American Water Capital Corporation
       Project, 5.25%, 10/01/39 ..........................................................          3,800,000        3,765,990
    Illinois Health Facilities Authority Revenue,
       Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 .............            735,000          740,248
       Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ....................          8,595,000        8,393,361
    Illinois State Development Finance Authority PCR, Ameren Corp. and Central Illinois
       Public Service Co., Refunding, Series A, 5.50%, 3/01/14 ...........................          3,515,000        3,518,656
    Illinois Finance Authority Revenue, Rush University Medical Center Obligation Group,
       Series B, 7.25%, 11/01/38 .........................................................         10,000,000       11,097,400
    Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick
       Place Convention Center, ETM, 7.00%, 7/01/26 ......................................          7,500,000       10,166,325
    Minooka Special Assessment, Improvement, Prairie Ridge Project, 6.875%, 3/01/33 ......          3,000,000        2,397,330
    Montgomery Special Assessment, Improvement, Lakewood Creek Project, Pre-Refunded,
       7.75%, 3/01/30 ....................................................................          4,678,000        5,019,915
    Otter Creek Water Reclamation District Kane County GO, Separate Waterworks and Sewage
       System, Refunding, XLCA Insured, 5.00%, 1/01/39 ...................................          5,000,000        4,902,350
    Plano Special Service Area No. 2 Special Tax, Lakewood Springs Project, Series B,
       6.375%, 3/01/34 ...................................................................          7,897,000        6,515,499


                              Annual Report | 175

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 .......   $      2,425,000   $    2,329,407
    Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project,
       6.00%, 3/01/33 ....................................................................          4,479,000        3,861,346
       6.625%, 3/01/33 ...................................................................          5,242,000        4,883,447
    Yorkville United City Special Services Area Special Tax,
       No. 2003, Windett Ridge Project, Series 101, 6.875%, 3/01/33 ......................          3,418,000        2,990,716
       No. 2004, MPI Grande Reserve Project, Series 104, 6.375%, 3/01/34 .................          4,222,000        3,229,619
       No. 2005-108, Autumn Creek Project, 6.00%, 3/01/36 ................................          4,919,000        3,666,819
                                                                                                                --------------
                                                                                                                   269,630,834
                                                                                                                --------------
    INDIANA 1.8%
    Delaware County Hospital Authority Hospital Revenue, Cardinal Health System, 5.25%,
       8/01/36 ...........................................................................          5,000,000        4,345,600
    Goshen Industrial Revenue, Greencroft Hospital Assn. Inc., Refunding, 5.75%,
       8/15/19 ...........................................................................          3,000,000        2,634,150
       8/15/28 ...........................................................................          5,000,000        4,001,800
    Indiana Health and Educational Facility Financing Authority Hospital Revenue, 5.50%,
       3/01/37 ...........................................................................          8,000,000        7,675,600
    Indiana Health and Educational Facility Financing Authority Revenue, Baptist Homes of
       Indiana, Refunding, 5.25%, 11/15/35 ...............................................         12,000,000       10,473,120
    Indiana Health Facility Financing Authority Hospital Revenue,
       6.25%, 3/01/25 ....................................................................          5,900,000        6,125,734
       6.00%, 3/01/34 ....................................................................         12,000,000       12,217,080
       Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/31 ......         11,740,000       11,949,794
       Community Foundation Northwest Indiana, Series A, Pre-Refunded, 6.375%, 8/01/31 ...         36,760,000       39,965,839
       Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ...............          1,500,000        1,506,930
    Indiana Municipal Power Agency Power Supply System Revenue, Indiana Municipal Power
       Agency, Series B, 6.00%, 1/01/39 ..................................................          4,000,000        4,267,640
    Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
       Refunding, 5.60%, 12/01/32 ........................................................          8,200,000        8,205,658
    Jasper County PCR, Northern Indiana Public Service Co., Refunding, Series C, NATL
       Insured,
       5.60%, 11/01/16 ...................................................................         10,000,000       10,793,500
       5.85%, 4/01/19 ....................................................................          5,000,000        5,490,450
                                                                                                                --------------
                                                                                                                   129,652,895
                                                                                                                --------------
    KANSAS 0.1%
    Kansas State Development Finance Authority Hospital Revenue, Adventist Health,
       Refunding, 5.75%, 11/15/38 ........................................................          6,250,000        6,645,813
                                                                                                                --------------
    KENTUCKY 1.2%
    Kentucky Economic Development Finance Authority Health System Revenue,
       Norton Healthcare Inc.,
       Refunding, Series C, NATL Insured, 6.10%, 10/01/22 ................................         10,650,000       11,200,285
       Refunding, Series C, NATL Insured, 6.15%, 10/01/27 ................................          3,995,000        4,165,107
       Series C, NATL Insured, Pre-Refunded, 6.10%, 10/01/22 .............................          5,325,000        6,266,460
       Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/27 .............................          6,005,000        7,077,193
(b) Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
       Owensboro Medical Health System, Refunding, Series A, 6.50%, 3/01/45 ..............         17,500,000       17,332,875


                              176 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
       Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ......   $      6,835,000   $    6,046,925
    Kentucky Economic Development Finance Authority Louisville Arena Project Revenue,
       Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/42 ...............          5,000,000        5,375,950
    Louisville and Jefferson County Metropolitan Government College Revenue, Improvement,
       Bellarmie University Inc. Project,
       5.625%, 5/01/29 ...................................................................          5,555,000        5,560,666
       6.125%, 5/01/39 ...................................................................          5,000,000        5,077,800
    Louisville and Jefferson County Metropolitan Government Health Facilities Revenue,
       Jewish Hospital and St. Mary's HealthCare Inc. Project, Refunding, 6.125%, 2/01/37          11,500,000       11,977,825
    Owen County Waterworks System Revenue, American Water Co. Project, Series A, 6.25%,
       6/01/39 ...........................................................................          8,000,000        8,573,200
                                                                                                                --------------
                                                                                                                    88,654,286
                                                                                                                --------------
    LOUISIANA 3.2%
    Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27 ....         13,990,000       11,423,534
    Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
       10/01/12 ..........................................................................          2,665,000        2,675,767
    East Baton Rouge Parish Sewer Commission Revenue, Refunding, Series A, 5.25%,
       2/01/39 ...........................................................................          6,000,000        6,251,040
    Louisiana Local Government Environmental Facilities and CDA Revenue, Westlake Chemical
       Corp. Projects, 6.75%, 11/01/32 ...................................................         38,250,000       39,584,160
    Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries,
       6.75%, 7/01/39 ....................................................................         10,000,000       10,795,600
    Louisiana Public Facilities Authority Revenue,
       FHA Insured Mortgage, Baton Rouge General, NATL Insured, 5.25%, 7/01/33 ...........         20,000,000       20,260,800
       Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38 .......................         10,000,000        8,800,800
       Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47 .......................         10,000,000        8,868,500
    Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
       AMBAC Insured, 5.00%, 6/01/22 .....................................................         10,000,000       10,095,300
    New Orleans GO,
       Limited Tax, NATL Insured, 5.00%, 3/01/21 .........................................          5,000,000        4,884,350
       Public Improvement, Series A, Radian Insured, 5.25%, 12/01/36 .....................         13,480,000       12,633,726
    Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%,
       3/01/13 ...........................................................................         2,425,000        2,443,818
    Rapides Finance Authority Revenue, Cleco Power LLC Project, Mandatory Put 10/01/11,
       6.00%, 10/01/38 ...................................................................          4,750,000        4,981,990
    St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%,
       6/01/37 ...........................................................................         80,500,000       75,287,625
    West Feliciana Parish PCR, Entergy Gulf States Project, Refunding, Series B, 6.60%,
       9/01/28 ...........................................................................         11,245,000       11,253,546
                                                                                                                --------------
                                                                                                                   230,240,556
                                                                                                                --------------
    MAINE 0.4%
    Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 .................          4,800,000        4,065,696
    Skowhegan PCR, S.D. Warren Co. Project,
       Refunding, Series B, 6.65%, 10/15/15 ..............................................          4,940,000        4,742,845
       Series A, 6.65%, 10/15/15 .........................................................         24,570,000       23,373,195
                                                                                                                --------------
                                                                                                                    32,181,736
                                                                                                                --------------


                              Annual Report | 177

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MARYLAND 0.5%
    Maryland State Community Development Administration Development Housing and CDR,
       Housing, Series A, 5.875%, 7/01/16 ................................................   $      1,440,000   $    1,442,894
    Maryland State EDC, EDR, 5.75%, 6/01/35 ..............................................         10,000,000       10,216,400
    Maryland State EDC Revenue, Chesapeake Bay Conference Center Project, senior lien,
       Refunding,
       Series A, 4.75%, 12/01/11 .........................................................            650,000          615,063
       Series A, 5.00%, 12/01/16 .........................................................          3,000,000        2,367,300
       Series A, 5.00%, 12/01/31 .........................................................         10,000,000        7,246,000
       Series B, 5.00%, 12/01/16 .........................................................            700,000          552,370
       Series B, 5.25%, 12/01/31 .........................................................          2,000,000        1,448,900
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       Anne Arundel Health System, Series A, 6.75%, 7/01/39 ..............................          3,000,000        3,423,360
       Edenwald, Series A, 5.40%, 1/01/37 ................................................          1,200,000        1,038,744
       Washington County Hospital, 6.00%, 1/01/43 ........................................          6,000,000        5,999,400
                                                                                                                --------------
                                                                                                                    34,350,431
                                                                                                                --------------
    MASSACHUSETTS 0.3%
    Massachusetts Bay Transportation Authority Revenue, General Transportation System,
       Series A, 7.00%, 3/01/21 ..........................................................          2,000,000        2,434,760
    Massachusetts State Development Finance Agency Revenue,
       Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 ......................          1,030,000        1,024,737
       Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 .....................          1,620,000        1,526,186
       Curry College, Series A, ACA Insured, 5.00%, 3/01/36 ..............................          2,000,000        1,736,000
       Loomis Community Project, first mortgage, Refunding, Series A, 5.625%, 7/01/15 ....          1,625,000        1,583,562
       Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23 .....          3,500,000        3,189,410
    Massachusetts State Development Finance Agency Solid Waste Disposal Revenue,
       Mandatory Put 5/01/19, Refunding, 5.75%, 12/01/42 .................................          3,700,000        3,938,058
    Massachusetts State Health and Educational Facilities Authority Revenue, St. Memorial
       Medical Center, Refunding, Series A, 6.00%, 10/01/23 ..............................          5,575,000        4,415,790
                                                                                                                --------------
                                                                                                                    19,848,503
                                                                                                                --------------
    MICHIGAN 4.3%
    Delta County EDC Environmental Improvement Revenue, Mead Escanaba Paper, Series A,
       Pre-Refunded, 6.25%, 4/15/27 ......................................................         10,500,000       11,729,235
    Detroit City School District GO, School Building and Site Improvement, Series A, FSA
       Insured,
       6.00%, 5/01/29 ....................................................................         15,900,000       17,370,114
    Detroit Sewer Disposal System Revenue, second lien, Series A, NATL Insured, 5.00%,
       7/01/35 ...........................................................................         25,750,000       24,403,275
    Detroit Water Supply System Revenue, second lien, Refunding, Series C, FSA Insured,
       5.00%, 7/01/33 ....................................................................         11,000,000       10,924,320
    Garden City Hospital Finance Authority Hospital Revenue, Garden City Hospital
       Obligated Group, Refunding, Series A,
       5.625%, 9/01/10 ...................................................................            340,000          340,874
       5.75%, 9/01/17 ....................................................................            530,000          492,158
       5.00%, 8/15/38 ....................................................................          5,250,000        3,348,975
    Gaylord Hospital Finance Authority Limited Obligation Revenue, Otsego Memorial
       Hospital, Refunding, 6.50%,
       1/01/31 ...........................................................................          1,000,000          895,300
       1/01/37 ...........................................................................          1,000,000          881,910


                              178 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, 6.00%, 10/15/38 ..........................   $      6,000,000   $    6,551,520
       Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 ...........         13,495,000       13,457,214
       Facilities Program, Refunding, Series II, NATL Insured, 5.00%, 10/15/29 ...........         16,585,000       16,671,242
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 ...............................          9,500,000        9,526,030
    Michigan State Hospital Finance Authority Revenue,
       Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ......          7,500,000        7,518,525
       Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ......         30,205,000       28,882,323
       Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 ......            500,000          412,480
       Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 .................            500,000          402,065
       Hospital, Oakwood Obligated Group, Refunding, Series A, 5.00%, 7/15/37 ............          3,680,000        3,176,245
       Marquette, 5.00%, 5/15/34 .........................................................          6,000,000        4,928,160
       Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ............................          1,000,000        1,011,480
       Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 ...............          7,310,000        7,348,597
       Mid-Michigan Obligation Group, Series A, 6.125%, 6/01/34 ..........................          4,065,000        4,340,892
       Sinai Hospital, Refunding, 6.625%, 1/01/16 ........................................          2,210,000        2,191,370
       Sinai Hospital, Refunding, 6.70%, 1/01/26 .........................................          7,250,000        6,598,297
    Michigan State Strategic Fund Limited Obligation Revenue,
       Detroit Edison Co., Refunding, Series A, NATL Insured, 5.55%, 9/01/29 .............          1,015,000          991,381
       Detroit Edison Co. Pollution Control Project, Refunding, Series C, 5.45%,
          9/01/29 ........................................................................         11,000,000       11,109,780
       Detroit Edison Co. Pollution Control Project, Refunding, Series C, XLCA Insured,
          5.65%, 9/01/29 .................................................................         10,000,000        9,803,300
       Dow Chemical, Mandatory Put 6/02/14, Refunding, Series A-1, 6.75%, 12/01/28 .......          2,800,000        3,100,104
       Dow Chemical, Refunding, Series B-2, 6.25%, 6/01/14 ...............................         20,050,000       22,432,541
    Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
       Senior Series A, 6.00%, 6/01/34 ...................................................         13,675,000       11,874,276
       Senior Series A, 6.00%, 6/01/48 ...................................................         10,000,000        7,903,500
       Turbo, Series A, 6.875%, 6/01/42 ..................................................         17,500,000       16,036,825
    Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
       Refunding, 8.25%, 9/01/39 .........................................................         20,000,000       23,752,400
       Series W, 6.00%, 8/01/39 ..........................................................         17,220,000       17,379,113
    Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project,
       Series A, ETM, 5.60%, 2/15/13 .....................................................            690,000          691,552
                                                                                                                --------------
                                                                                                                   308,477,373
                                                                                                                --------------
    MINNESOTA 0.9%
    Hubbard County Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.25%, 8/01/14 ..          9,000,000        9,165,060
    Mahtomedi Senior Housing Revenue, St. Andrews Village Project, Refunding, 5.75%,
       12/01/40 ..........................................................................          5,000,000        4,264,000
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, sub. bond,
       Refunding, Series C, FGIC Insured, 5.00%, 1/01/31 .................................          6,185,000        6,279,940
    Minneapolis Health Care Facility Revenue,
       Augustana Chapel View Homes, Series D, 5.875%, 6/01/35 ............................          5,075,000        3,868,013
       Jones-Harrison Residence Project, 5.70%, 10/01/35 .................................          1,000,000          876,140
    Minneapolis Health Care System Revenue, Fairview Health Services, Series A,
       6.625%, 11/15/28 ..................................................................         11,000,000       12,214,730
       6.75%, 11/15/32 ...................................................................          6,250,000        6,915,812


                              Annual Report | 179

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, 6.375%, 11/15/29 .............................................   $        175,000   $      178,139
       Series A, Pre-Refunded, 6.375%, 11/15/29 ..........................................          6,325,000        6,658,897
    Minnesota State HFAR, Rental Housing, Refunding, Series D, NATL Insured, 5.95%,
       2/01/18 ...........................................................................            295,000          295,858
    Roseville MFHR, Rosepointe I Project, Series C, Pre-Refunded, 8.00%, 12/01/29 ........          2,980,000        3,105,369
    St. Paul Housing and RDA Hospital Revenue, Healtheast Project, 6.00%, 11/15/35 .......         10,000,000        9,066,900
                                                                                                                --------------
                                                                                                                    62,888,858
                                                                                                                --------------
    MISSISSIPPI 1.2%
    Claiborne County PCR, Systems Energy Resources Inc. Project, Refunding, 6.20%,
       2/01/26 ...........................................................................         33,300,000       33,164,469
    Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project, Refunding,
       Series B, 6.70%, 4/01/22 ..........................................................         18,875,000       20,609,235
    Warren County Gulf Opportunity Zone Revenue, International Paper, Series A, 6.50%,
       9/01/32 ...........................................................................         10,000,000       10,464,300
    Warren County Revenue, Gulf Opportunity, International Paper, Series A, 5.50%,
       9/01/31 ...........................................................................         20,000,000       19,292,000
                                                                                                                --------------
                                                                                                                    83,530,004
                                                                                                                --------------
    MISSOURI 0.6%
    Branson Regional Airport Transportation Development District Airport Revenue,
       Series A, 6.00%, 7/01/37 ..........................................................          1,200,000          820,776
       Series B, 6.00%, 7/01/25 ..........................................................          6,000,000        4,429,980
       Series B, 6.00%, 7/01/37 ..........................................................          5,000,000        3,278,300
    Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
       12/01/20 ..........................................................................          8,350,000        6,995,964
    Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan 2
       Project, Series A, 6.00%, 1/01/39 .................................................         11,000,000       11,599,830
    St. Louis Airport Revenue, Lambert, St. Louis International Airport, Series A-1,
       6.25%, 7/01/29 ....................................................................          7,000,000        7,321,230
       6.625%, 7/01/34 ...................................................................          3,000,000        3,165,000
    West Plains IDA Hospital Revenue, Ozarks Medical Center,
       6.30%, 11/15/11 ...................................................................            320,000          326,147
       6.75%, 11/15/24 ...................................................................          1,870,000        1,832,282
       Refunding, 5.50%, 11/15/12 ........................................................            325,000          325,039
                                                                                                                --------------
                                                                                                                    40,094,548
                                                                                                                --------------
    MONTANA 0.1%
    Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 ..         10,220,000       10,128,224
                                                                                                                --------------
    NEVADA 1.1%
    Clark County ID Special Assessment,
       Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26 ..................          1,320,000          904,187
       Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31 ..................          1,035,000          670,991
       Local ID No. 132, Summerlin South Area, Villages 15A and 18, 6.875%, 2/01/21 ......          3,580,000        3,440,631
       Local ID No. 142, Mountains Edge, 6.375%, 8/01/23 .................................          4,010,000        3,810,623
       Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/20 ..................................            755,000          566,582
       Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/25 ..................................          2,370,000        1,627,029


                              180 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEVADA (CONTINUED)
    Clark County IDR,
       Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ....................   $      7,375,000   $    7,036,930
       Nevada Power Co. Project, Series A, ACA Insured, 5.60%, 10/01/30 ..................          2,220,000        1,978,775
       Southwest Gas Corp. Project, Series D, AMBAC Insured, 5.55%, 12/01/38 .............          7,260,000        6,880,738
    Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, 5.625%,
       7/01/24 ...........................................................................          7,000,000        7,178,780
    Henderson Local ID Special Assessment,
       No. T-2, 9.50%, 8/01/11 ...........................................................            165,000          166,744
       No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 ......................          3,025,000        3,033,712
       No. T-12, Series A, 7.375%, 8/01/18 ...............................................         31,040,000       25,108,566
       No. T-16, 4.90%, 3/01/16 ..........................................................          1,355,000          720,697
       No. T-16, 5.00%, 3/01/18 ..........................................................            970,000          515,613
       No. T-16, 5.00%, 3/01/19 ..........................................................            965,000          512,878
       No. T-16, 5.10%, 3/01/22 ..........................................................          1,445,000          767,743
       No. T-16, 5.125%, 3/01/25 .........................................................          1,530,000          812,843
       No. T-17, 5.00%, 9/01/15 ..........................................................            710,000          640,732
       No. T-17, 5.00%, 9/01/16 ..........................................................            725,000          638,935
       No. T-17, 5.00%, 9/01/25 ..........................................................          1,365,000          985,666
    Las Vegas Local Improvement Bonds Special Assessment, Special ID No. 607, 6.25%,
       6/01/24 ...........................................................................          4,835,000        4,215,298
    Las Vegas Special Assessment, ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ............          1,735,000        1,771,123
    Overton Power District No. 5 Special Obligation Revenue, 8.00%, 12/01/38 .............          7,500,000        8,798,250
                                                                                                                --------------
                                                                                                                    82,784,066
                                                                                                                --------------
    NEW HAMPSHIRE 0.3%
    New Hampshire Higher Educational and Health Facilities Authority Revenue,
       Hillcrest Terrace, 7.50%, 7/01/24 .................................................         14,550,000       13,909,946
       New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 .............            425,000          424,337
    New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligation
       Group, Series A, 6.125%, 10/01/39 .................................................          5,000,000        5,030,250
                                                                                                                --------------
                                                                                                                    19,364,533
                                                                                                                --------------
    NEW JERSEY 4.4%
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
       Series 1, 6.00%, 1/01/19 ..........................................................          2,180,000        1,907,391
       Series 1, 6.00%, 1/01/29 ..........................................................          5,000,000        3,925,350
       Series 2, 6.125%, 1/01/19 .........................................................          2,125,000        1,875,865
       Series 2, 6.125%, 1/01/29 .........................................................          5,105,000        4,068,123
    New Jersey EDA Lease Revenue, International Center for Public Health Project,
       University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...............          9,965,000        9,966,694
    New Jersey EDA Revenue,
       Cigarette Tax, 5.50%, 6/15/24 .....................................................         23,000,000       22,840,610
       Cigarette Tax, 5.50%, 6/15/31 .....................................................          6,500,000        6,037,980
       Cigarette Tax, 5.75%, 6/15/34 .....................................................         10,000,000        9,595,200
       first mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 ..........................          1,500,000        1,291,305
       first mortgage, Presbyterian, Series A, 6.25%, 11/01/20 ...........................          7,635,000        6,952,431


                              Annual Report | 181

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
       6.625%, 9/15/12 ...................................................................   $     25,525,000   $   25,445,107
       6.25%, 9/15/19 ....................................................................         32,000,000       30,116,800
       6.40%, 9/15/23 ....................................................................         79,890,000       73,899,049
    New Jersey Health Care Facilities Financing Authority Revenue,
       Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn.,
          7/01/33 ........................................................................         57,680,000        8,018,097
       Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn.,
          7/01/34 ........................................................................         52,330,000        6,668,935
       Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn.,
          7/01/35 ........................................................................         20,000,000        2,336,200
       South Jersey Hospital, 5.00%, 7/01/46 .............................................          6,000,000        5,823,600
       St. Joseph's Healthcare System, 6.625%, 7/01/38 ...................................         25,000,000       25,291,500
       Trinitas Hospital Obligation Group, Pre-Refunded, 7.50%, 7/01/30 ..................          5,000,000        5,161,600
    New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
       Series A, 6.00%, 12/15/38 .........................................................         55,000,000       61,306,850
    Tobacco Settlement FICO Revenue, Capital Appreciation Bonds, Series 1B, zero cpn.,
       6/01/41 ...........................................................................         40,000,000        2,022,400
                                                                                                                --------------
                                                                                                                   314,551,087
                                                                                                                --------------
    NEW MEXICO 1.6%
    Farmington PCR, Public Service Co. of New Mexico, San Juan Project,
       Refunding, Series A, 6.30%, 12/01/16 ..............................................         24,045,000       24,200,812
       Refunding, Series B, 6.30%, 12/01/16 ..............................................          5,175,000        5,208,534
       Refunding, Series D, 6.375%, 4/01/22 ..............................................         66,125,000       66,183,190
       Series A, 6.60%, 10/01/29 .........................................................          9,000,000        9,039,330
    New Mexico State Hospital Equipment Loan Council Hospital Revenue, St. Vincent
       Hospital, Series A, Radian Insured, Pre-Refunded,
       5.25%, 7/01/30 ....................................................................          4,360,000        5,115,980
       5.00%, 7/01/35 ....................................................................          3,470,000        4,027,802
                                                                                                                --------------
                                                                                                                   113,775,648
                                                                                                                --------------
    NEW YORK 4.8%
    Chautauqua County IDA Exempt Facility Revenue, NRG-Dunkirk Power Project, 5.875%,
       4/01/42 ...........................................................................          7,000,000        7,123,690
    Corinth IDA Environmental Improvement Revenue, International Paper Co. Project,
       Refunding, Series A, 5.75%, 2/01/22 ...............................................          2,000,000        2,000,940
    Long Island Power Authority Electric System Revenue, General, Refunding, Series A,
       6.00%, 5/01/33 ....................................................................         12,500,000       13,993,750
    MAC for City of Troy Revenue, Capital Appreciation, Series C, NATL Insured, zero cpn.,
       7/15/21 ...........................................................................            428,010          267,742
       1/15/22 ...........................................................................            649,658          395,791
    MTA Revenue, Transportation, Series F, 5.00%, 11/15/30 ...............................          7,000,000        7,191,520
    New York City GO,
       Fiscal 2003, Series I, 5.00%, 3/01/25 .............................................          9,000,000        9,300,330
       Refunding, Series H, 6.25%, 8/01/15 ...............................................             20,000           20,049
       Refunding, Series H, 6.125%, 8/01/25 ..............................................             10,000           10,024
       Refunding, Series J, 6.00%, 8/01/21 ...............................................              5,000            5,012
       Series B, 7.00%, 2/01/18 ..........................................................            115,000          115,321
       Series D, 7.625%, 2/01/14 .........................................................              5,000            5,015
       Series F, 7.50%, 2/01/21 ..........................................................             85,000           85,261
       Series G, 7.50%, 2/01/22 ..........................................................             10,000           10,031


                              182 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City IDA Civic Facility Revenue,
       Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 .........................   $      5,920,000   $    5,470,317
       Series C, 6.80%, 6/01/28 ..........................................................          5,000,000        5,337,600
       Staten Island University Hospital Project, Series C, 6.45%, 7/01/32 ...............          1,450,000        1,365,074
    New York City IDA Special Facility Revenue,
       American Airlines Inc., JFK International Airport Project, 7.625%, 8/01/25 ........         20,000,000       19,828,400
       American Airlines Inc., JFK International Airport Project, 7.75%, 8/01/31 .........         15,000,000       14,998,350
       American Airlines Inc., JFK International Airport Project, Series A, 8.00%,
          8/01/12 ........................................................................        30,000,000       30,453,600
       British Airways PLC Project, 7.625%, 12/01/32 .....................................         15,550,000       14,259,816
    New York City IDAR,
       Liberty, 7 World Trade Center Project, Series A, 6.25%, 3/01/15 ...................         42,000,000       42,484,680
       Liberty, 7 World Trade Center Project, Series A, 6.50%, 3/01/35 ...................         50,000,000       48,500,000
       Liberty, 7 World Trade Center Project, Series B, 6.75%, 3/01/15 ...................          5,000,000        5,104,250
       Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/31 .....................          9,500,000        8,619,160
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Second General Resolution, Refunding, Series AA, 5.00%, 6/15/37 ...................         11,035,000       11,352,918
       Series E, 5.00%, 6/15/34 ..........................................................         10,000,000       10,276,300
    New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%,
       10/01/35 ..........................................................................         13,000,000       13,146,120
    New York State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional
       Medical Center,
       6.125%, 12/01/29 ..................................................................         16,000,000       15,081,920
       6.25%, 12/01/37 ...................................................................         30,000,000       28,126,200
    Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%,
       12/01/19 ..........................................................................          1,000,000          998,430
    Port Authority of New York and New Jersey Special Obligation Revenue, Continental
       Airlines Inc., Eastern Project, La Guardia,
       9.00%, 12/01/10 ...................................................................          2,355,000        2,368,847
       9.125%, 12/01/15 ..................................................................         23,390,000       23,520,048
    Utica IDA Civic Facility Revenue, Utica College Civic Facility,
       6.75%, 12/01/21 ...................................................................          1,250,000        1,252,275
       6.85%, 12/01/31 ...................................................................          2,000,000        1,951,200
                                                                                                                --------------
                                                                                                                   345,019,981
                                                                                                                --------------
    NORTH CAROLINA 0.4%
    Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%,
       10/01/27 ..........................................................................          4,500,000        3,778,470
    Columbus County Industrial Facilities and PCFA Revenue, International Paper Co.
       Projects, Recovery Zone Facility Bonds, Series B, 6.25%, 11/01/33 .................          4,000,000        4,146,280
       Series A, 6.25%, 11/01/33 .........................................................          1,300,000        1,347,541
    North Carolina Eastern Municipal Power Agency Power System Revenue, Series A, 5.50%,
       1/01/26 ...........................................................................          4,500,000        4,821,165
    North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
       3/01/16 ...........................................................................            735,000          772,382
       9/01/17 ...........................................................................            535,000          535,487
    North Carolina Medical Care Commission Health Care Facilities Revenue, Pennybyrn at
       Maryfield, Series A,
       5.75%, 10/01/23 ...................................................................          3,625,000        2,835,584
       6.00%, 10/01/23 ...................................................................          2,500,000        2,005,400


                              Annual Report | 183

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    North Carolina Medical Care Commission Retirement Facilities Revenue, first mortgage,
    United Methodist, Refunding, Series C,
       5.25%, 10/01/24 ...................................................................   $        920,000   $      859,464
       5.50%, 10/01/32 ...................................................................          1,600,000        1,436,192
    North Carolina Medical Care Commission Revenue, Series A, 6.125%, 10/01/35 ...........          8,250,000        6,083,962
                                                                                                                --------------
                                                                                                                    28,621,927
                                                                                                                --------------
    NORTH DAKOTA 0.1%
    Ward County Health Care Facilities Revenue, Trinity Obligated Group, 5.125%,
       7/01/25 ...........................................................................          2,250,000        2,073,353
       7/01/29 ...........................................................................          2,500,000        2,240,975
                                                                                                                --------------
                                                                                                                     4,314,328
                                                                                                                --------------
    OHIO 0.7%
    Buckeye Tobacco Settlement Financing Authority Revenue,
       Asset-Backed, Senior Convertible Capital Appreciation Turbo Term Bond, Series A-3,
          zero cpn. to 12/01/12, 6.25% thereafter, 6/01/37 ...............................         15,000,000       10,198,500
       Asset-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 5.75%,
          6/01/34 ........................................................................         11,250,000        9,192,600
       Asset-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 6.00%,
          6/01/42 ........................................................................          5,000,000        3,987,050
       Capital Appreciation, Asset-Backed, First Sub Series B, zero cpn., 6/01/47 ........         55,000,000        2,225,300
    Franklin County Health Care Facilities Revenue,
       Ohio Presbyterian, Series A, Pre-Refunded, 7.125%, 7/01/29 ........................          1,000,000        1,092,550
       Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 .......................          3,100,000        3,100,093
       Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 .......................            950,000          925,718
    Miami County Hospital Facilities Revenue, Refunding and Improvement, Upper Valley
       Medical Center, 5.25%, 5/15/26 ....................................................          2,750,000        2,690,270
    Scioto County Hospital Revenue, Southern Ohio Medical Center, Refunding, 5.75%,
       2/15/38 ...........................................................................         17,000,000       17,259,250
    Toledo Lucas County Port Authority Airport Revenue, Bax Global Project, Refunding,
       Series 1, 6.25%, 11/01/13 .........................................................          2,600,000        2,498,444
                                                                                                                --------------
                                                                                                                    53,169,775
                                                                                                                --------------
    OKLAHOMA 0.2%
    Oklahoma Development Finance Authority Revenue, Comanche County Hospital Project,
       Series B, 6.60%, 7/01/31 ..........................................................          5,000,000        5,129,350
    Tulsa Industrial Authority Revenue, Refunding, NATL Insured, 5.00%, 10/01/31 .........          5,325,000        5,465,793
    Valley View Hospital Authority Revenue, Valley View Regional Medical Center,
       Refunding, 6.00%, 8/15/14 .........................................................          2,005,000        1,982,504
                                                                                                                --------------
                                                                                                                    12,577,647
                                                                                                                --------------
    OREGON 0.2%
    Gilliam County Solid Waste Disposal Revenue, Waste Management, Mandatory Put 5/03/10,
       Series A, 6.00%, 8/01/25 ..........................................................          3,500,000        3,520,300
    Oregon Health and Science University Revenue, Series A, 5.75%, 7/01/39 ...............          5,000,000        5,400,250
    Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
       Linfield College Project, Series A, Pre-Refunded, 6.75%, 10/01/25 .................          5,215,000        5,461,096
                                                                                                                --------------
                                                                                                                    14,381,646
                                                                                                                --------------


                              184 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA 5.6%
    Allegheny County Hospital Development Authority Revenue,
       Health System, Series A, NATL Insured, Pre-Refunded, 6.50%, 11/15/30 ..............   $     10,000,000   $   10,636,400
       Health System, Series B, Pre-Refunded, 9.25%, 11/15/15 ............................         18,725,000       19,922,838
       Health System, Series B, Pre-Refunded, 9.25%, 11/15/22 ............................         24,000,000       25,970,640
       West Pennsylvania Allegheny Health System, Refunding, 5.00%, 11/15/28 .............          8,360,000        6,593,616
       West Pennsylvania Allegheny Health System, Refunding, 5.375%, 11/15/40 ............         70,000,000       52,693,200
    Allegheny County IDAR, Environmental Improvement, Refunding, 5.50%, 11/01/16 .........          1,890,000        1,886,730
    Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 .........          1,150,000        1,149,747
    Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
       6.10%, 7/01/13 ....................................................................         30,140,000       30,317,826
       6.20%, 7/01/19 ....................................................................         17,525,000       17,548,133
    Harrisburg Authority University Revenue, Harrisburg University of Science, Series B,
       6.00%, 9/01/36 ....................................................................          3,000,000        2,640,660
    Lancaster County Hospital Authority Revenue, Brethren Village Project, Series A,
       6.375%, 7/01/30 ...................................................................          1,000,000          941,910
       6.50%, 7/01/40 ....................................................................          3,000,000        2,833,440
    Lancaster IDAR, Garden Spot Village Project, Series A, Pre-Refunded, 7.625%,
       5/01/31 ...........................................................................          1,650,000        1,686,053
    New Morgan IDA Solid Waste Disposal Revenue, New Morgan Landfill Co. Inc., Project,
       6.50%, 4/01/19 ....................................................................          3,160,000        3,162,370
    Northampton County General Purpose Authority Hospital Revenue, St. Luke's Hospital
       Project, Series A, 5.50%, 8/15/40 .................................................         15,000,000       14,803,050
    Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
       Allegheny Energy Supply Co., LLC Project, 7.00%, 7/15/39 ..........................         60,000,000       67,167,000
       Reliant Energy Seward LLC Project, Series A, 6.75%, 12/01/36 ......................         94,510,000       94,264,274
    Pennsylvania State Turnpike Commission Turnpike Revenue,
       Convertible Capital Appreciation, Series C, FSA Insured, zero cpn. to 6/01/16,
       6.25% thereafter, 6/01/33 .........................................................          5,000,000        3,651,300
       Series B, 5.75%, 6/01/39 ..........................................................         20,000,000       21,219,400
    Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue,
       Temple University Health System, Refunding, Series B, 5.50%, 7/01/26 ..............         18,000,000       16,698,600
    Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System,
       Refunding, Series A, 5.75%, 12/01/21 ..............................................            815,000          839,939
       Series A, Pre-Refunded, 5.75%, 12/01/21 ...........................................          2,185,000        2,395,131
    Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
       6.05%, 4/01/14 ....................................................................          5,025,000        5,036,005
                                                                                                                --------------
                                                                                                                   404,058,262
                                                                                                                --------------
    RHODE ISLAND 0.3%
    Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
       Lifespan Obligated Group,
       Pre-Refunded, 6.50%, 8/15/32 ......................................................          8,000,000        9,074,720
       Refunding, NATL Insured, 5.75%, 5/15/23 ...........................................            405,000          406,656
       Series A, 7.00%, 5/15/39 ..........................................................          8,200,000        9,084,124
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series B, zero cpn.,
       6/01/52 ...........................................................................         90,000,000        1,488,600
                                                                                                                --------------
                                                                                                                    20,054,100
                                                                                                                --------------


                               Annual Report | 185

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    SOUTH CAROLINA 0.9%
    Dorchester County School District No. 002 Installment Purchase Revenue, Growth Remedy
       Opportunities Tax Hike, 5.25%, 12/01/29 ...........................................   $     16,500,000   $   17,086,410
    Greenville County School District Installment Purchase Revenue, Building Equity Sooner
       Tomorrow, 5.00%, 12/01/28 .........................................................         10,000,000       10,206,500
    Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster
       County Project, 5.00%, 12/01/26 ...................................................         15,015,000       15,146,231
    Scago Educational Facilities Corp. for Calhoun School District Revenue, School
       Project, Radian Insured, 5.00%, 12/01/26 ..........................................          7,540,000        6,162,141
    Scago Educational Facilities Corp. for Williamsburg School District Revenue,
       Williamsburg County Project, Refunding, Radian Insured, 5.00%, 12/01/31 ...........          2,000,000        1,857,140
    South Carolina Jobs EDA Student Housing Revenue, Coastal Housing Foundation, Series A,
       6.50%, 4/01/42 ....................................................................         10,000,000       10,327,600
    South Carolina State Public Service Authority Revenue, Refunding, Series A, 5.00%,
       1/01/32 ...........................................................................          6,000,000        6,323,520
                                                                                                                --------------
                                                                                                                    67,109,542
                                                                                                                --------------
    TENNESSEE 0.9%
    Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/20 ...............          5,990,000        5,989,521
    Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
       Mountain States Health, Refunding, Series A, NATL Insured, zero cpn.,
       7/01/27 ...........................................................................         19,365,000        6,170,851
       7/01/28 ...........................................................................         19,400,000        5,665,382
       7/01/29 ...........................................................................         19,365,000        5,209,379
       7/01/30 ...........................................................................         19,370,000        4,745,844
    Knox County Health Educational and Housing Facilities Board Hospital Facilities
       Revenue,
       Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
          1/01/25 ........................................................................          5,000,000        2,186,850
       Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
          1/01/26 ........................................................................          2,610,000        1,071,849
       Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/37 ...         12,760,000        2,377,953
       Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/39 ...         13,755,000        2,313,728
    Knox County Health Educational and Housing Facilities Board Revenue, University Health
       System Inc., Refunding, 5.25%, 4/01/36 ............................................         20,475,000       19,099,489
    Memphis-Shelby County Airport Authority Airport Revenue, Refunding, Series B, 5.75%,
       7/01/23 ...........................................................................          5,000,000        5,307,550
       7/01/24 ...........................................................................          3,500,000        3,683,505
                                                                                                                --------------
                                                                                                                    63,821,901
                                                                                                                --------------
    TEXAS 5.3%
    Angelina and Neches River Authority Waste Disposal Revenue, Temple-Inland Forest
       Products, 6.95%, 5/01/23 ..........................................................          1,750,000        1,745,293
    Austin Convention Enterprises Inc. Convention Center Revenue, first tier,
       Refunding, Series B, 5.75%, 1/01/34 ...............................................          7,000,000        5,714,660
       Series A, Pre-Refunded, 6.70%, 1/01/32 ............................................         10,000,000       10,533,000
    Bexar County Health Facilities Development Corp. Revenue, Army Retirement Residence,
       Refunding, 5.00%,
       7/01/27 ...........................................................................          1,000,000          930,670
       7/01/33 ...........................................................................          1,520,000        1,342,479


                               186 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Brazos County Health Facilities Development Corp. Franciscan Services Corp. Revenue,
       Obligation Group, St. Joseph Regional, 5.50%, 1/01/38 .............................   $      5,250,000   $    5,040,315
    Brazos River Authority PCR,
       Texas Utility Co., Refunding, Series A, 7.70%, 4/01/33 ............................         21,740,000       14,594,062
       TXU Electric Co. Project, Refunding, Series A, 8.25%, 10/01/30 ....................         45,000,000       31,823,550
       TXU Electric Co. Project, Refunding, Series C, 7.70%, 3/01/32 .....................          6,800,000        4,408,848
       TXU Electric Co. Project, Refunding, Series D-1, 8.25%, 5/01/33 ...................         17,000,000       11,657,410
       TXU Energy Co. LLC Project, Mandatory Put 4/01/13, Refunding, Series A, 6.75%,
          4/01/38 ........................................................................          1,000,000          897,610
       TXU Energy Co. LLC Project, Refunding, Series B, 6.30%, 7/01/32 ...................          9,000,000        4,876,380
       TXU Energy Co. LLC Project, Refunding, Series C, 6.75%, 10/01/38 ..................          1,555,000          890,517
    Brazos River Harbor Navigation District Brazoria County Environmental Revenue,
       Dow Chemical Co. Project, Refunding, Series B-2, 4.95%, 5/15/33 ...................          2,500,000        2,406,375
       Mandatory Put 6/05/12, Refunding, 6.25%, 5/15/33 ..................................          5,000,000        5,340,900
    Brownsville Utility System Revenue, Refunding and Improvement, Series A, AMBAC
       Insured, 5.00%, 9/01/31 ...........................................................         12,500,000       12,716,000
(b) Central Texas Regional Mobility Authority Revenue,
       Capital Appreciation, Refunding, zero cpn., 1/01/35 ...............................          3,000,000          449,550
       Capital Appreciation, Refunding, zero cpn., 1/01/37 ...............................          2,500,000          319,825
       Capital Appreciation, Refunding, zero cpn., 1/01/38 ...............................          2,405,000          284,175
       Capital Appreciation, Refunding, zero cpn., 1/01/39 ...............................          2,545,000          277,710
       senior lien, Refunding, 5.75%, 1/01/25 ............................................          2,500,000        2,487,425
    Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ..........................          1,155,000        1,167,832
    Dallas-Fort Worth International Airport Revenue, Joint,
       Series B, NATL Insured, 6.00%, 11/01/23 ...........................................          4,000,000        4,014,680
       Series C, NATL Insured, 6.25%, 11/01/28 ...........................................          3,250,000        3,262,740
    El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities, Bienvivir
       Senior Health, Pre-Refunded,
       7.00%, 8/15/12 ....................................................................            385,000          403,168
       7.50%, 8/15/18 ....................................................................          2,300,000        2,574,367
       7.75%, 8/15/31 ....................................................................          3,000,000        3,368,670
    Gulf Coast Waste Disposal Authority Waste Disposal Revenue, Valero Energy Corp.
       Project, 6.65%, 4/01/32 ...........................................................          1,500,000        1,504,200
    Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hermann
       Healthcare System, Refunding, Series B, 7.25%, 12/01/35 ...........................         13,500,000       15,251,085
    Houston Airport System Revenue, Special Facilities, Continental Airlines, Series E,
       6.75%, 7/01/21 ....................................................................         24,995,000       24,205,408
    Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
       Improvement, 5.25%, 11/01/37 ......................................................          1,000,000          916,890
    Lufkin Health Facilities Development Corp. Health System Revenue, Memorial Health
       System of East Texas,
       5.50%, 2/15/32 ....................................................................          1,000,000          935,930
       5.50%, 2/15/37 ....................................................................          2,500,000        2,233,225
       Refunding, 6.25%, 2/15/37 .........................................................          5,000,000        4,948,350
    Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
       Refunding, Series A, 6.30%, 11/01/29 ..............................................         10,000,000       10,842,600
    Matagorda County Navigation District No. 1 Revenue,
       Centerpoint Energy Project, Refunding, 5.60%, 3/01/27 .............................         12,000,000       12,124,680
       Houston Lighting, Refunding, AMBAC Insured, 5.125%, 11/01/28 ......................          7,000,000        6,548,360


                              Annual Report | 187

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    North Texas Tollway Authority Revenue,
       Capital Appreciation, System, first tier, Refunding, Series I, zero cpn. to
          1/01/15, 6.50% thereafter, 1/01/43 .............................................   $     25,000,000   $   19,052,000
       System, first tier, Refunding, Series A, 5.625%, 1/01/33 ..........................          1,000,000        1,030,200
       System, first tier, Refunding, Series A, 6.25%, 1/01/39 ...........................         12,500,000       13,510,500
       System, first tier, Refunding, Series A, 5.75%, 1/01/48 ...........................         30,000,000       30,679,800
       System, first tier, Refunding, Series B, 5.75%, 1/01/40 ...........................         11,680,000       12,004,704
       System, first tier, Refunding, Series K-2, 6.00%, 1/01/38 .........................         15,000,000       15,904,950
       System, second tier, Refunding, Series F, 5.75%, 1/01/38 ..........................         20,000,000       20,325,600
    Sabine River Authority PCR, TXU Electric Co. Project, Refunding,
       Series A, 5.80%, 7/01/22 ..........................................................          1,000,000          610,940
       Series B, 6.15%, 8/01/22 ..........................................................         13,115,000        8,291,828
       Series C, 5.20%, 5/01/28 ..........................................................         29,945,000       15,885,523
    Sam Rayburn Municipal Power Agency Revenue, Refunding, 6.00%,
       10/01/16 ..........................................................................          8,500,000        8,852,920
       10/01/21 ..........................................................................          1,500,000        1,540,170
    Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured, zero
       cpn., 8/15/32 .....................................................................         51,000,000       11,539,770
    Trinity River Authority PCR, Texas Electric Co. Project, Refunding, 6.25%, 5/01/28 ...            445,000          255,030
    Tyler Health Facilities Development Corp. Hospital Revenue,
       East Texas Medical Center, Refunding and Improvement, Series A, 5.375%, 11/01/37 ..          8,000,000        7,348,560
       Mother Frances Hospital, Series B, 5.00%, 7/01/37 .................................          3,400,000        2,905,266
                                                                                                                --------------
                                                                                                                   382,776,700
                                                                                                                --------------
    VERMONT 0.2%
    Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen
       Health, Series A, AMBAC Insured, 6.00%, 12/01/23 ..................................         15,000,000       15,131,550
                                                                                                                --------------
    VIRGINIA 0.4%
    Isle Wight County IDA Environmental Improvement Revenue, International Paper Co.
       Project, Series A, 6.60%, 5/01/24 .................................................          1,065,000        1,076,566
    James City County EDA Residential Care Facility Revenue, first mortgage, Williamsburg
       Landing, Series A, 5.35%, 9/01/26 .................................................            750,000          662,122
    Peninsula Ports Authority Coal Terminal Revenue, Dominion Terminal Associates,
       Refunding, 6.00%, 4/01/33 .........................................................          9,500,000        9,688,955
    Tobacco Settlement Financing Corp. Revenue,
       Asset-Backed, Pre-Refunded, 5.50%, 6/01/26 ........................................          2,500,000        2,797,375
       Asset-Backed, Pre-Refunded, 5.625%, 6/01/37 .......................................          3,000,000        3,551,910
       Capital Appreciation Bonds, second sub., Refunding, Series D, zero cpn., 6/01/47 ..         50,000,000        1,576,500
       Senior Series B1, 5.00%, 6/01/47 ..................................................          6,250,000        4,410,500
    Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
       Westminster Canterbury Project, Refunding,
       5.00%, 11/01/22 ...................................................................          1,000,000          863,260
       5.25%, 11/01/26 ...................................................................          2,000,000        1,711,340
       5.375%, 11/01/32 ..................................................................          1,000,000          833,370
                                                                                                                --------------
                                                                                                                    27,171,898
                                                                                                                --------------


                              188 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    WASHINGTON 2.2%
    Douglas County PUD No. 1 Wells Hydroelectric Revenue, Refunding, Series B, NATL
       Insured, 5.00%, 9/01/35 ...........................................................   $      7,685,000   $    7,832,706
    FYI Properties Lease Revenue, Washington State District Project, 5.50%,
       6/01/34 ...........................................................................          5,000,000        5,343,150
       6/01/39 ...........................................................................         16,250,000       17,226,950
    Skagit County Public Hospital District No. 1 Revenue, Skagit Valley Hospital, 5.75%,
       12/01/32 ..........................................................................          2,000,000        2,003,500
    Snohomish County Public Hospital District No. 3 GO, AMBAC Insured, 5.00%, 12/01/31 ...         10,000,000        9,293,500
    Washington State GO,
       Motor Vehicle Fuel, Series B, 5.00%, 8/01/34 ......................................         10,000,000       10,465,800
       Series A, 5.00%, 7/01/31 ..........................................................         37,965,000       39,910,327
    Washington State Health Care Facilities Authority Revenue,
       Central Washington Health Services, 7.00%, 7/01/39 ................................          8,500,000        9,137,245
       Fred Hutchinson Cancer Center, Refunding, Series A, 6.00%, 1/01/33 ................          7,500,000        7,600,800
       Kadlec Medical Center, Refunding, Series A, Assured Guaranty, 5.00%, 12/01/30 .....          4,000,000        3,953,880
       Providence Health and Services, Refunding, Series A, FGIC Insured, 5.00%,
          10/01/36 .......................................................................          7,000,000        7,026,950
       Providence Health and Services, Series A, FGIC Insured, Pre-Refunded, 5.00%,
          10/01/36 .......................................................................            305,000          359,686
       Virginia Mason Medical, Series B, ACA Insured, 6.00%, 8/15/37 .....................         30,000,000       30,285,600
    Washington State Higher Education Facilities Authority Revenue, Whitworth University
       Project, Refunding, 5.625%, 10/01/40 ..............................................          5,235,000        5,178,200
                                                                                                                --------------
                                                                                                                   155,618,294
                                                                                                                --------------
    WEST VIRGINIA 0.4%
    County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny Energy
       Supply Co. LLC, Refunding, Series D, 5.50%, 10/15/37 ..............................         14,745,000       13,587,960
    Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37 ...................         14,000,000       13,818,280
                                                                                                                --------------
                                                                                                                    27,406,240
                                                                                                                --------------
    WISCONSIN 1.0%
    Central Brown County Water Authority Water System Revenue, Refunding, AMBAC Insured,
       5.00%, 12/01/30 ...................................................................         11,205,000       11,326,686
    Kaukauna Environmental Improvement Revenue, International Paper Co. Project, Series A,
       6.70%, 5/01/24 ....................................................................          4,100,000        4,144,485
    Wisconsin Housing and EDA Home Ownership Revenue, Series E, 4.90%, 9/01/37 ...........         22,210,000       21,116,379
    Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/33 ..         15,000,000       16,696,800
    Wisconsin State Health and Educational Facilities Authority Revenue,
       Fort Healthcare Inc. Project, 5.75%, 5/01/24 ......................................          5,000,000        5,058,450
       New Castle Place Project, Series A, 7.00%, 12/01/31 ...............................          2,500,000        2,397,500
       Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 ....................................          9,530,000        9,070,845
       Thedacare Inc., Series A, 5.50%, 12/15/38 .........................................          5,000,000        5,144,350
                                                                                                                --------------
                                                                                                                    74,955,495
                                                                                                                --------------
    WYOMING 0.2%
    Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative,
       Series A, 5.75%, 7/15/39 ..........................................................          5,500,000        5,809,375
    Wyoming Municipal Power Agency Power Supply Revenue, Series A,
       5.50%, 1/01/28 ....................................................................          1,350,000        1,441,827
       5.50%, 1/01/33 ....................................................................          2,360,000        2,482,295


                              Annual Report | 189

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    WYOMING (CONTINUED)
    Wyoming Municipal Power Agency Power Supply Revenue, Series A, (continued)
       5.50%, 1/01/38 ....................................................................   $      2,810,000   $    2,942,492
       5.00%, 1/01/42 ....................................................................          1,000,000          981,180
       5.375%, 1/01/42 ...................................................................          2,750,000        2,850,155
                                                                                                                --------------
                                                                                                                    16,507,324
                                                                                                                --------------
    U.S. TERRITORIES 4.1%
    GUAM 1.2%
    Guam Government GO,
       Refunding, Series A, 5.125%, 11/15/27 .............................................          7,270,000        6,640,709
       Refunding, Series A, 5.25%, 11/15/37 ..............................................         37,000,000       31,979,100
       Series A, 6.00%, 11/15/19 .........................................................          8,000,000        8,444,560
       Series A, 6.75%, 11/15/29 .........................................................         10,000,000       10,657,900
       Series A, 7.00%, 11/15/39 .........................................................         15,000,000       16,123,500
    Guam Government Waterworks Authority Water and Wastewater System Revenue, Water,
       6.00%, 7/01/25 ....................................................................          4,000,000        4,081,680
       5.875%, 7/01/35 ...................................................................          8,000,000        7,849,440
                                                                                                                --------------
                                                                                                                    85,776,889
                                                                                                                --------------
    NORTHERN MARIANA ISLANDS 0.4%
    Northern Mariana Islands Commonwealth GO, Refunding, Series B, 5.00%, 10/01/33 .......         25,000,000       19,409,000
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
       6.60%, 3/15/28 ....................................................................          7,460,000        7,100,950
                                                                                                                --------------
                                                                                                                    26,509,950
                                                                                                                --------------
    PUERTO RICO 2.0%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding,
       5.50%, 5/15/39 ....................................................................         11,500,000       10,179,915
       5.625%, 5/15/43 ...................................................................          3,500,000        3,034,080
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%,
       7/01/38 ...........................................................................          4,000,000        4,102,280
       7/01/44 ...........................................................................          5,200,000        5,329,480
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .................................          7,000,000        6,581,540
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Revenue, Cogeneration Facility, AES Puerto Rico Project,
       6.625%, 6/01/26 ...................................................................          1,365,000        1,378,432
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
       Capital Appreciation, Series A, zero cpn. to 8/01/19, 6.25% thereafter, 8/01/33 ...         36,500,000       21,455,795
       Convertible Capital Appreciation, first sub., Series A, zero cpn. to 8/01/16,
          6.75% thereafter, 8/01/32 ......................................................         53,000,000       40,492,530
       first sub., Series A, 5.50%, 8/01/42 ..............................................         42,000,000       41,934,480
    University of Puerto Rico Revenues, University System, Refunding, Series P, 5.00%,
       6/01/30 ...........................................................................          7,645,000        7,014,975
                                                                                                                --------------
                                                                                                                   141,503,507
                                                                                                                --------------


                              190 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    U.S. VIRGIN ISLANDS 0.5%
    Virgin Islands PFAR,
       senior lien, Capital Projects, Series A-1, 5.00%, 10/01/24 ........................   $        555,000   $      562,143
       sub. lien, Refunding, Series C, 5.00%, 10/01/19 ...................................          9,145,000        9,562,469
       sub. lien, Refunding, Series C, 5.00%, 10/01/22 ...................................         10,000,000       10,197,900
       Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.625%,
          10/01/29 .......................................................................         18,380,000       19,831,653
                                                                                                                --------------
                                                                                                                    40,154,165
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                         293,944,511
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $6,782,219,708) .............................................................                       6,765,122,148
                                                                                                                --------------
    SHORT TERM INVESTMENTS 5.0%
    MUNICIPAL BONDS 5.0%
    CALIFORNIA 0.7%
    California State Revenue, RAN, Sub Series A-1, 3.00%, 5/25/10 ........................         50,000,000       50,237,000
                                                                                                                --------------
    CONNECTICUT 0.2%
(e) Connecticut State Health and Educational Facilities Authority Revenue, Yale
       University, Series V-2, Daily VRDN and Put, 0.09%, 7/01/36 ........................         14,400,000       14,400,000
                                                                                                                --------------
    FLORIDA 0.1%
(e) Florida State Municipal Power Agency Revenue, All Requirements Power Supply,
       Refunding, Series C, Daily VRDN and Put, 0.15%, 10/01/35 ..........................          4,300,000        4,300,000
                                                                                                                --------------
    KENTUCKY 0.2%
(e) Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
       Baptist Healthcare System, Refunding, Series B-2, Daily VRDN and Put, 0.12%,
       8/15/38 ...........................................................................         11,100,000       11,100,000
                                                                                                                --------------
    LOUISIANA 0.2%
(e) Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
       First Stage, ACES, Refunding, Daily VRDN and Put, 0.13%, 9/01/17 ..................         14,000,000       14,000,000
                                                                                                                --------------
    MASSACHUSETTS 0.9%
(e) Massachusetts State Health and Educational Facilities Authority Revenue,
       Harvard University, Refunding, Series R, Daily VRDN and Put, 0.09%, 11/01/49 ......          6,600,000        6,600,000
       Museum of Fine Arts, Series A-2, Daily VRDN and Put, 0.12%, 12/01/37 ..............          9,200,000        9,200,000
       Northeastern University, Refunding, Series Q, Daily VRDN and Put,
          0.14%, 10/01/35 ................................................................         48,600,000       48,600,000
                                                                                                                --------------
                                                                                                                    64,400,000
                                                                                                                --------------
    MINNESOTA 0.1%
(e) Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Allina Health
       System, Refunding, Series B-2, Daily VRDN and Put, 0.14%, 11/15/35 ................          5,800,000        5,800,000
                                                                                                                --------------
    MISSOURI 0.6%
(e) Missouri Development Finance Board Cultural Facilities Revenue, The Nelson Gallery
       Foundation, Refunding, Series A, Daily VRDN and Put, 0.14%, 12/01/37 ..............         11,600,000       11,600,000
(e) Missouri State Health and Educational Facilities Authority Educational Facilities
       Revenue, St. Louis University, Refunding, Series A-2, Daily VRDN and Put, 0.12%,
       10/01/35 ..........................................................................          5,000,000        5,000,000


                              Annual Report | 191

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
(e) North Kansas City Hospital Revenue, North Kansas City Hospital, Refunding, Daily VRDN
       and Put, 0.14%, 11/01/33 ..........................................................   $     27,145,000   $   27,145,000
                                                                                                                --------------
                                                                                                                    43,745,000
                                                                                                                --------------
    NEW JERSEY 0.3%
(e) Mercer County Improvement Authority Revenue, Atlantic Foundation Project, Refunding,
       Daily VRDN and Put, 0.13%, 9/01/28 ................................................          5,500,000        5,500,000
(e) New Jersey EDA School Revenue, School Facilities Construction, Series R, Sub Series
       R-3, Daily VRDN and Put, 0.14%, 9/01/31 ...........................................         10,150,000       10,150,000
(e) New Jersey Health Care Facilities Financing Authority Revenue, Virtua Health, Series
       C, Daily VRDN and Put, 0.12%, 7/01/43 .............................................          8,800,000        8,800,000
                                                                                                                --------------
                                                                                                                    24,450,000
                                                                                                                --------------
    NORTH CAROLINA 0.2%
(e) Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas
       HealthCare System, Refunding, Series C, Daily VRDN and Put, 0.14%, 1/15/26 ........          6,800,000        6,800,000
(e) North Carolina Medical Care Commission Health Care Facilities Revenue, Wake Forest
       University, Refunding, Series D, Daily VRDN and Put, 0.14%, 7/01/34 ...............         11,000,000       11,000,000
                                                                                                                --------------
                                                                                                                    17,800,000
                                                                                                                --------------
    OHIO 0.5%
(e) Allen County Hospital Facilities Revenue, Catholic Healthcare, Series A, Daily VRDN
       and Put, 0.14%, 10/01/31 ..........................................................         16,900,000       16,900,000
(e) Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B,
       Sub Series B-1, Daily VRDN and Put, 0.12%, 1/01/39 ................................          7,400,000        7,400,000
       Sub Series B-3, Daily VRDN and Put, 0.12%, 1/01/39 ................................          9,900,000        9,900,000
                                                                                                                --------------
                                                                                                                    34,200,000
                                                                                                                --------------
    PENNSYLVANIA 0.3%
(e) Geisinger Authority Health System Revenue, Geisinger Health System, Refunding, Series
       A, Daily VRDN and Put, 0.14%, 5/15/35 .............................................         20,900,000       20,900,000
                                                                                                                --------------
    TEXAS 0.4%
(e) Texas Water Development Board Revenue, State Revolver, sub. lien, Refunding, Series A,
       Daily VRDN and Put, 0.12%, 7/15/19 ................................................         30,840,000       30,840,000
                                                                                                                --------------
    VIRGINIA 0.1%
(e) Norfolk Redevelopment and Housing Authority Revenue, Old Dominion University Project,
       Refunding, Daily VRDN and Put, 0.16%,
       8/01/31 ...........................................................................          4,300,000        4,300,000
       8/01/33 ...........................................................................          5,500,000        5,500,000
                                                                                                                --------------
                                                                                                                     9,800,000
                                                                                                                --------------


                               192 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.2%
    PUERTO RICO 0.2%
(e) Puerto Rico Commonwealth GO, Refunding, Series A-6, Daily VRDN and Put, 0.12%,
       7/01/33 ...........................................................................   $     12,400,000   $   12,400,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $358,339,340) .....................................                         358,372,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $7,140,559,048) 99.3% ........................................                       7,123,494,148
    OTHER ASSETS, LESS LIABILITIES 0.7% ..................................................                          47,117,192
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $7,170,611,340
                                                                                                                ==============

See Abbreviations on page 263.

(a) Security has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2010, the aggregate value of these securities was $12,944,045, representing 0.18% of net assets.

(b)  Security purchased on a when-issued or delayed delivery basis. See Note
     1(b).

(c) The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.

(d)  See Note 6 regarding defaulted securities.

(e) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 193

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                                           YEAR ENDED FEBRUARY 28,
                                                       ---------------------------------------------------------------
CLASS A                                                   2010         2009         2008(a)        2007         2006
-------                                                ----------   ----------    ----------    ----------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $    11.29   $    11.45    $    12.22    $    12.15    $  12.18
                                                       ----------   ----------    ----------    ----------    --------
Income from investment operations(b):
   Net investment income(c) ........................         0.52         0.51          0.50          0.51        0.52
   Net realized and unrealized gains (losses) ......         0.69        (0.18)        (0.77)         0.08       (0.02)
                                                       ----------   ----------    ----------    ----------    --------
Total from investment operations ...................         1.21         0.33         (0.27)         0.59        0.50
                                                       ----------   ----------    ----------    ----------    --------
Less distributions from net investment income ......        (0.51)       (0.49)        (0.50)        (0.52)      (0.53)
                                                       ----------   ----------    ----------    ----------    --------
Redemption fees(d) .................................           --           --(e)         --(e)         --(e)       --(e)
                                                       ----------   ----------    ----------    ----------    --------
Net asset value, end of year .......................   $    11.99   $    11.29    $    11.45    $    12.22    $  12.15
                                                       ==========   ==========    ==========    ==========    ========
Total return(f) ....................................        10.87%        2.94%        (2.29)%        4.96%       4.17%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................         0.63%        0.63%         0.64%         0.64%       0.65%
Net investment income ..............................         4.42%        4.41%         4.17%         4.23%       4.28%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $1,230,689   $1,100,142    $1,081,204    $1,006,797    $892,122
Portfolio turnover rate ............................         9.93%       10.97%        10.99%         3.65%       8.11%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               194 | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                                      YEAR ENDED FEBRUARY 28,
                                                       --------------------------------------------------
CLASS B                                                  2010      2009     2008(a)      2007       2006
-------                                                -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 11.36   $ 11.52    $ 12.28    $ 12.22    $ 12.24
                                                       -------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ........................      0.46      0.44       0.44       0.45       0.46
   Net realized and unrealized gains (losses) ......      0.69     (0.17)     (0.76)      0.06      (0.02)
                                                       -------   -------    -------    -------    -------
Total from investment operations ...................      1.15      0.27      (0.32)      0.51       0.44
                                                       -------   -------    -------    -------    -------
Less distributions from net investment income ......     (0.44)    (0.43)     (0.44)     (0.45)     (0.46)
                                                       -------   -------    -------    -------    -------
Redemption fees(d) .................................        --        --(e)      --(e)      --(e)      --(e)
                                                       -------   -------    -------    -------    -------
Net asset value, end of year .......................   $ 12.07   $ 11.36    $ 11.52    $ 12.28    $ 12.22
                                                       =======   =======    =======    =======    =======
Total return(f) ....................................     10.30%     2.36%     (2.73)%     4.28%      3.66%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................      1.18%     1.18%      1.19%      1.19%      1.20%
Net investment income ..............................      3.87%     3.86%      3.62%      3.68%      3.73%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $34,899   $47,329    $60,396    $72,203    $78,327
Portfolio turnover rate ............................      9.93%    10.97%     10.99%      3.65%      8.11%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 195

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                                        YEAR ENDED FEBRUARY 28,
                                                       -------------------------------------------------------
CLASS C                                                  2010       2009       2008(a)      2007        2006
-------                                                --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  11.39   $  11.55    $  12.31    $  12.24    $  12.27
                                                       --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ........................       0.46       0.45        0.44        0.45        0.46
   Net realized and unrealized gains (losses) ......       0.70      (0.18)      (0.76)       0.07       (0.03)
                                                       --------   --------    --------    --------    --------
Total from investment operations ...................       1.16       0.27       (0.32)       0.52        0.43
                                                       --------   --------    --------    --------    --------
Less distributions from net investment income ......      (0.44)     (0.43)      (0.44)      (0.45)      (0.46)
                                                       --------   --------    --------    --------    --------
Redemption fees(d) .................................         --         --(e)       --(e)       --(e)       --(e)
                                                       --------   --------    --------    --------    --------
Net asset value, end of year .......................   $  12.11   $  11.39    $  11.55    $  12.31    $  12.24
                                                       ========   ========    ========    ========    ========
Total return(f) ....................................      10.35%      2.35%      (2.73)%      4.35%       3.57%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       1.18%      1.18%       1.19%       1.19%       1.20%
Net investment income ..............................       3.87%      3.86%       3.62%       3.68%       3.73%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $292,947   $207,945    $166,918    $158,706    $139,401
Portfolio turnover rate ............................       9.93%     10.97%      10.99%       3.65%       8.11%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               196 | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                           YEAR ENDED
                                                          FEBRUARY 28,
                                                       -----------------
ADVISOR CLASS                                            2010    2009(a)
-------------                                          -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 11.29   $11.78
                                                       -------   ------
Income from investment operations(b):
   Net investment income(c) ........................      0.53     0.35
   Net realized and unrealized gains (losses) ......      0.69    (0.51)
                                                       -------   ------
Total from investment operations ...................      1.22    (0.16)
                                                       -------   ------
Less distributions from net investment income ......     (0.52)   (0.33)
                                                       -------   ------
Redemption fees(d) .................................        --       --(e)
                                                       -------   ------
Net asset value, end of year .......................   $ 11.99   $11.29
                                                       =======   ======
Total return(f) ....................................     10.98%   (1.29)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ...........................................      0.53%    0.53%
Net investment income ..............................      4.52%    4.51%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $13,791   $  770
Portfolio turnover rate ............................      9.93%   10.97%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 197

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS 98.3%
    DELAWARE 0.7%
    Delaware River and Bay Authority Revenue, NATL Insured, 5.00%, 1/01/27 ...............   $     10,000,000   $   10,213,300
                                                                                                                --------------
    NEW JERSEY 68.4%
    Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
       NATL Insured, ETM, 7.40%, 7/01/16 .................................................          9,500,000       11,412,255
    Bergen County Improvement Authority School District Revenue GO, Wyckoff Township Board
       of Education Project, 5.00%, 4/01/32 ..............................................          3,400,000        3,570,680
    Bergen County Utilities Authority Water PCR, System, AMBAC Insured, 5.00%, 12/15/31 ..          3,000,000        3,090,840
    Berhards Township School District GO, NATL Insured,
       5.00%, 7/15/30 ....................................................................          1,680,000        1,758,691
       Pre-Refunded, 5.00%, 7/15/30 ......................................................          8,358,000        9,780,866
    Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 .................          1,975,000        2,016,574
    Cape May County Industrial PCFA Revenue, Atlantic City Electric Co., Refunding, Series
       A, NATL Insured, 6.80%, 3/01/21 ...................................................          5,400,000        6,583,518
    Cumberland County Improvement Authority Solid Waste System Revenue, Series A, 5.00%,
       1/01/30 ...........................................................................          3,150,000        3,087,662
    Egg Harbor Township School District GO,
       FGIC Insured, Pre-Refunded, 5.125%, 7/15/24 .......................................          4,870,000        5,235,201
       NATL Insured, Pre-Refunded, 5.00%, 4/01/29 ........................................          3,195,000        3,736,329
       NATL Insured, Pre-Refunded, 5.00%, 4/01/30 ........................................          3,027,000        3,539,865
    Freehold Township Board of Education GO, NATL Insured, Pre-Refunded, 5.00%, 2/15/30 ..          1,500,000        1,567,560
    Hammonton School District GO, FGIC Insured, Pre-Refunded, 5.00%,
       8/01/26 ...........................................................................          1,155,000        1,242,029
       8/01/27 ...........................................................................          1,215,000        1,306,550
    Higher Education Student Assistance Authority Student Loan Revenue, Series A, NATL
       Insured,
       6.15%, 6/01/19 ....................................................................          1,150,000        1,164,076
    Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 ..................          4,315,000        4,318,064
    Hoboken Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 5.30%,
       5/01/27 ...........................................................................          3,600,000        3,866,940
    Hudson County Improvement Authority Lease Revenue, County Secured, County Services
       Building Project, FSA Insured, 5.00%, 4/01/32 .....................................          3,895,000        4,110,783
    Hudson County Improvement Authority Parking Revenue, County-Guaranteed, Harrison
       Parking Facility Redevelopment Project, Series C, Assured Guaranty, 5.125%,
       1/01/34 ...........................................................................          2,000,000        2,085,660
    Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
       Series A, 6.125%, 1/01/29 .........................................................          6,510,000        4,935,752
    Jersey City GO, Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/20 .................          1,000,000        1,010,000
    Lafayette Yard Community Development Corp. Revenue, Hotel/Conference Center Project,
       Trenton Guaranteed, NATL Insured, Pre-Refunded,
       6.00%, 4/01/29 ....................................................................          1,750,000        1,775,375
       5.80%, 4/01/35 ....................................................................          2,520,000        2,556,137
    Middlesex County COP, NATL Insured,
       5.00%, 8/01/31 ....................................................................          3,250,000        3,291,827
       zero cpn., 6/15/24 ................................................................          1,000,000          488,440
    Middlesex County Improvement Authority Lease Revenue, County Guaranteed, Regional
       Educational Services Commission, 5.25%, 12/15/33 ..................................          3,000,000        3,256,740
    Middlesex County Improvement Authority Revenue, Administration Building Residential
       Project, FNMA Insured,
       5.25%, 7/01/21 ....................................................................            750,000          759,150
       5.35%, 7/01/34 ....................................................................          1,575,000        1,579,473


                              198 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    Monroe Township Municipal Utilities Authority Middlesex County Revenue, FGIC Insured,
       Pre-Refunded, 5.00%, 2/01/26 ......................................................   $      1,000,000   $    1,043,200
    Morristown Parking Authority Parking Revenue, NATL Insured, 5.00%,
       8/01/30 ...........................................................................          1,815,000        1,907,765
       8/01/33 ...........................................................................          2,630,000        2,743,984
    Mount Olive Township Board of Education GO, NATL Insured, Pre-Refunded, 5.00%,
       7/15/29 ...........................................................................          7,875,000        9,147,915
    New Jersey EDA Lease Revenue, International Center for Public Health Project,
       University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...............          5,000,000        5,000,850
    New Jersey EDA Revenue,
       Cigarette Tax, 5.50%, 6/15/24 .....................................................          5,000,000        4,965,350
       Cigarette Tax, 5.75%, 6/15/34 .....................................................          5,000,000        4,797,600
       Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%,
          1/01/16 ........................................................................          2,500,000        2,504,475
       Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/27 ...........          5,000,000        5,017,000
       Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/29 ...........         12,500,000       12,504,000
       Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/34 ...........         10,000,000        9,724,900
       Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 .................         16,240,000       16,503,088
       School Facilities Construction, Refunding, Series K, FGIC Insured, 5.25%, 12/15/21          10,000,000       11,305,500
       School Facilities Construction, Series C, NATL Insured, 4.75%, 6/15/25 ............         16,500,000       16,630,185
       School Facilities Construction, Series L, FSA Insured, 5.00%, 3/01/30 .............         10,500,000       10,789,170
       School Facilities Construction, Series O, 5.125%, 3/01/28 .........................          5,000,000        5,204,150
       School Facilities Construction, Series U, 5.00%, 9/01/37 ..........................          5,000,000        5,009,250
       School Facilities Construction, Series U, AMBAC Insured, 5.00%, 9/01/37 ...........          5,000,000        5,059,300
       School Facilities Construction, Series U, FSA Insured, 5.00%, 9/01/32 .............          2,000,000        2,059,160
       School Facilities Construction, Series Y, 5.00%, 9/01/33 ..........................          6,000,000        6,057,900
       School Facilities Construction, Series Z, Assured Guaranty, 5.50%, 12/15/34 .......          3,000,000        3,256,260
    New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental, Refunding,
       AMBAC Insured, 5.75%, 3/15/20 .....................................................          4,605,000        4,616,512
    New Jersey EDA Water Facilities Revenue,
       American Water Co., Refunding, Series A, 5.70%, 10/01/39 ..........................         10,000,000        9,914,700
       Hackensack Water Co. Project, Refunding, Series A, NATL Insured, 5.80%, 3/01/24 ...          1,000,000        1,000,470
       New Jersey American Water Co., Refunding, Series B, 5.00%, 10/01/39 ...............          8,750,000        8,736,262
    New Jersey Health Care Facilities Financing Authority Revenue,
       Atlantic City Medical Center, Pre-Refunded, 5.75%, 7/01/25 ........................          2,170,000        2,420,418
       Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 ...........................          2,830,000        2,902,108
       Atlantic Health System Hospital Corp., Series A, 5.00%, 7/01/27 ...................          8,000,000        8,141,200
       Atlanticare Regional Medical Center, 5.00%, 7/01/25 ...............................          4,605,000        4,723,947
       Atlanticare Regional Medical Center, Refunding, 5.00%, 7/01/37 ....................         19,490,000       19,402,295
       Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 .................................          5,725,000        5,729,637
       Englewood Hospital, NATL Insured, 5.00%, 8/01/31 ..................................          9,275,000        9,314,604
       Hackensack University Medical Center, 6.00%, 1/01/34 ..............................         10,000,000       10,044,600
       Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%,
          1/01/31 ........................................................................          5,000,000        5,154,900
       Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%,
          1/01/36 ........................................................................          5,000,000        5,145,050
       Holy Name Hospital, 5.00%, 7/01/36 ................................................          5,000,000        4,152,650
       Hunterdon Medical Center, Series A, 5.125%, 7/01/35 ...............................          2,000,000        1,976,100
       Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 .........................          4,675,000        4,689,960
       Meridian Health System Obligated Group Issue, FSA Insured, 5.25%, 7/01/29 .........         20,000,000       20,029,600


                               Annual Report | 199

Franklin Tax-Free Trust

    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Jersey Health Care Facilities Financing Authority Revenue, (continued)
       Meridian Health System Obligated Group Issue, Refunding, FSA Insured, 5.375%,
          7/01/24 ........................................................................   $      6,500,000   $    6,524,505
       Meridian Health System Obligated Group Issue, Tranche I, Assured Guaranty, 5.00%,
          7/01/38 ........................................................................         10,000,000        9,954,300
       Meridian Health System Obligated Group Issue, Tranche II, Assured Guaranty, 5.00%,
          7/01/38 ........................................................................         14,000,000       13,936,020
       Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ...........................          5,000,000        5,015,850
       Somerset Medical Center, 5.75%, 7/01/28 ...........................................         11,000,000        9,097,770
       South Jersey Hospital, 5.00%, 7/01/36 .............................................         10,000,000        9,883,800
       South Jersey Hospital, 5.00%, 7/01/46 .............................................         27,200,000       26,400,320
       South Jersey Hospital, Pre-Refunded, 5.875%, 7/01/21 ..............................         10,000,000       11,182,800
       South Jersey Hospital, Pre-Refunded, 6.00%, 7/01/32 ...............................         18,600,000       20,853,576
       Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 .......................          2,000,000        2,000,500
       St. Barnabas Health Care System, Series A, 5.00%, 7/01/29 .........................         12,000,000        9,585,120
       St. Mary's Hospital, ETM, 5.875%, 7/01/12 .........................................          1,535,000        1,594,604
       St. Mary's Hospital Passaic, Series 1, 5.00%, 3/01/26 .............................          3,355,000        3,446,591
       St. Mary's Hospital Passaic, Series 1, 5.00%, 3/01/27 .............................          3,345,000        3,410,227
       St. Peter's University Hospital, Refunding, Series A, 6.875%, 7/01/30 .............          1,500,000        1,505,490
       State Contract Hospital Asset Transitions Program, Series A, 5.25%, 10/01/38 ......         15,000,000       15,300,300
       Virtua Health, Assured Guaranty, 5.50%, 7/01/38 ...................................         10,000,000       10,497,700
    New Jersey Health Care Facilities Financing Authority State Contract Revenue, 5.75%,
       10/01/31 ..........................................................................         10,000,000       10,611,700
    New Jersey State COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/29 .............          1,000,000        1,034,830
    New Jersey State Educational Facilities Authority Revenue,
       College of New Jersey, Refunding, Series D, FSA Insured, 5.00%, 7/01/28 ...........          5,940,000        6,309,290
       College of New Jersey, Refunding, Series D, FSA Insured, 5.00%, 7/01/35 ...........         11,000,000       11,194,150
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/30 ........................................          6,615,000        6,729,572
       Kean University, Refunding, Series A, 5.50%, 9/01/36 ..............................          6,500,000        6,869,070
       Kean University, Series B, NATL Insured, Pre-Refunded, 5.00%, 7/01/30 .............          5,240,000        6,146,048
       Kean University, Series D, FGIC Insured, 5.00%, 7/01/39 ...........................         10,695,000       10,596,713
       Kean University, Series D, FGIC Insured, Pre-Refunded, 5.00%, 7/01/33 .............         10,000,000       11,256,800
       Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/31 ....         15,000,000       15,104,100
       Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36 ....         20,000,000       20,030,800
       Montclair State University, Series J, 5.25%, 7/01/38 ..............................          2,000,000        2,044,500
       Princeton University, Refunding, Series A, 5.00%, 7/01/30 .........................          5,000,000        5,284,200
       Princeton University, Refunding, Series E, 5.00%, 7/01/33 .........................          5,000,000        5,360,550
       Princeton University, Series D, Pre-Refunded, 5.00%, 7/01/29 ......................          1,000,000        1,160,230
       Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%,
          7/01/25 ........................................................................          1,000,000        1,058,090
       Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%,
          7/01/31 ........................................................................          1,500,000        1,587,135
       Ramapo College of New Jersey, Series D, NATL Insured, Pre-Refunded, 5.00%,
          7/01/36 ........................................................................          6,745,000        7,846,054
       Ramapo College of New Jersey, Series E, FGIC Insured, Pre-Refunded, 5.00%, 7/01/34           2,000,000        2,306,740
       Refunding, Series D, 5.00%, 7/01/27 ...............................................          1,325,000        1,311,591
       Refunding, Series D, 5.00%, 7/01/33 ...............................................          1,000,000          947,220


                              200 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Jersey State Educational Facilities Authority Revenue, (continued)
       Richard Stockton College, Refunding, Series A, 5.375%, 7/01/38 ....................   $      5,000,000   $    5,205,550
       Richard Stockton College, Refunding, Series F, AMBAC Insured, 5.00%, 7/01/28 ......          2,370,000        2,422,069
       Rowan University, Refunding, Series C, FGIC Insured, 5.00%, 7/01/31 ...............          1,505,000        1,538,050
       Rowan University, Refunding, Series D, AMBAC Insured, 5.00%, 7/01/24 ..............          1,755,000        1,878,341
       Rowan University, Series C, FGIC Insured, Pre-Refunded, 5.00%, 7/01/31 ............            495,000          530,046
       Rowan University, Series K, FGIC Insured, Pre-Refunded, 5.00%, 7/01/27 ............          1,000,000        1,096,900
       Seton Hall University, Refunding, Series E, 6.25%, 7/01/37 ........................          5,000,000        5,639,850
       Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ............          1,870,000        1,891,673
       Stevens Institute of Technology, Refunding, Series A, 5.00%, 7/01/34 ..............          4,750,000        4,457,400
       Stevens Institute of Technology, Refunding, Series I, 5.00%, 7/01/18 ..............            590,000          591,186
       Stevens Institute of Technology, Refunding, Series I, 5.00%, 7/01/28 ..............            865,000          848,660
       Stevens Institute of Technology, Series I, ETM, 5.00%, 7/01/18 ....................            510,000          513,381
       Stevens Institute of Technology, Series I, ETM, 5.00%, 7/01/28 ....................            710,000          712,251
       William Paterson University, Series C, Assured Guaranty, 5.00%, 7/01/38 ...........          5,500,000        5,566,880
    New Jersey State Higher Education Assistance Authority Student Loan Revenue,
       Refunding, Series 1A, 5.00%, 12/01/25 .............................................          4,150,000        4,239,640
       Refunding, Series 1A, 5.00%, 12/01/26 .............................................          2,000,000        2,046,340
       Refunding, Series 1A, 5.125%, 12/01/27 ............................................          5,000,000        5,096,850
       Refunding, Series 1A, 5.25%, 12/01/28 .............................................          5,000,000        5,149,550
       Series A, 5.625%, 6/01/30 .........................................................         14,500,000       15,394,650
       Series A, Assured Guaranty, 6.125%, 6/01/30 .......................................         10,000,000       10,688,900
    New Jersey State Housing and Mortgage Finance Agency MFHR,
       Series A1, FSA Insured, 6.35%, 11/01/31 ...........................................          2,000,000        2,002,700
       Series B, FSA Insured, 6.25%, 11/01/26 ............................................            970,000          971,959
       Series D, FSA Insured, 5.50%, 5/01/22 .............................................            725,000          734,614
       Series E1, FSA Insured, 5.70%, 5/01/20 ............................................          2,595,000        2,609,973
       Series E1, FSA Insured, 5.75%, 5/01/25 ............................................          1,165,000        1,170,580
       Series I, 5.75%, 11/01/38 .........................................................          3,595,000        3,685,450
    New Jersey State Housing and Mortgage Finance Agency Revenue,
       Home Buyer, Series CC, NATL Insured, 5.875%, 10/01/31 .............................            940,000          944,531
       Series AA, 6.50%, 10/01/38 ........................................................          8,365,000        8,989,615
    New Jersey State Transportation Trust Fund Authority Revenue,
       Capital Appreciation, Transportation System, Series A, zero cpn., 12/15/29 ........          5,000,000        1,582,650
       Capital Appreciation, Transportation System, Series C, FSA Insured, zero cpn.,
          12/15/33 .......................................................................         10,000,000        2,585,000
       Transportation System, Series A, 6.00%, 12/15/38 ..................................         25,000,000       27,866,750
       Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/34 ...................         10,000,000       10,069,800
       Transportation System, Series A, FSA Insured, 5.00%, 12/15/34 .....................         15,000,000       15,397,650
       Transportation System, Series A, zero cpn., 12/15/32 ..............................         10,000,000        2,635,200
       Transportation System, Series B, NATL Insured, Pre-Refunded, 5.00%, 12/15/21 ......         10,000,000       10,796,000
       New Jersey State Turnpike Authority Turnpike Revenue,
       Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
          5.15% thereafter, 1/01/35 ......................................................          7,500,000        5,902,350
       Refunding, Series I, 5.00%, 1/01/35 ...............................................          5,000,000        5,144,450
       Series A, AMBAC Insured, 5.00%, 1/01/30 ...........................................         13,500,000       13,785,120
       Series E, 5.25%, 1/01/40 ..........................................................         21,920,000       22,797,458
       Series H, 5.00%, 1/01/36 ..........................................................         14,000,000       14,360,780


                               Annual Report | 201

Franklin Tax-Free Trust

    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, NATL Insured,
       Pre-Refunded,
       5.00%, 1/01/26 ....................................................................   $      3,245,000   $    3,711,469
       5.50%, 1/01/27 ....................................................................          3,240,000        3,766,241
       5.50%, 1/01/28 ....................................................................          2,000,000        2,324,840
       5.00%, 1/01/34 ....................................................................         25,000,000       28,593,750
       5.00%, 1/01/37 ....................................................................          3,965,000        4,534,969
    North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, NATL Insured, 5.00%,
       8/01/22 ...........................................................................          1,000,000        1,005,910
       8/01/31 ...........................................................................          1,000,000          939,140
    Ocean County Board of Education GO, Cape May, FGIC Insured, Pre-Refunded, 5.00%,
       4/01/21 ...........................................................................          2,155,000        2,265,099
       4/01/22 ...........................................................................          2,142,000        2,251,435
    Passaic County Improvement Authority Parking Facilities Revenue, Paterson Parking Deck
       Project, Series A, FSA Insured, 5.00%, 4/15/35 ....................................          1,375,000        1,425,751
    Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC
       Insured, 5.75%, 12/01/22 ..........................................................          8,925,000        9,028,530
    Rutgers State University COP, AMBAC Insured, 5.00%, 1/01/34 ..........................          1,000,000        1,029,030
    Rutgers State University Revenue, Series F, 5.00%, 5/01/39 ...........................         32,520,000       34,051,042
    Salem County Improvement Authority Revenue, City Guaranteed, Finlaw State Office
       Building, FSA Insured, 5.25%, 8/15/38 .............................................          1,625,000        1,689,903
    South Jersey Transportation Authority Transportation System Revenue, AMBAC Insured,
       5.00%, 11/01/29 ...................................................................         12,000,000       12,128,760
    Sussex County Municipal Utilities Authority Wastewater Facilities Revenue, Capital
       Appreciation, Series B, FSA Insured, zero cpn.,
       12/01/35 ..........................................................................          2,815,000          665,691
       12/01/36 ..........................................................................          2,810,000          623,427
       12/01/37 ..........................................................................          2,815,000          587,153
       12/01/38 ..........................................................................          2,810,000          552,390
    Tobacco Settlement FICO Revenue, Asset-Backed, Pre-Refunded, 6.00%, 6/01/37 ..........         13,000,000       14,503,580
    Union County Utilities Authority Solid Waste Revenue, sub lease, Ogden Martin,
       Refunding, Series A, AMBAC Insured, 5.35%, 6/01/23 ................................          2,245,000        2,221,719
    University of Medicine and Dentistry COP,
       AMBAC Insured, 5.00%, 4/15/32 .....................................................          4,625,000        4,258,746
       NATL Insured, 5.00%, 6/15/36 ......................................................         15,500,000       14,068,730
       Series A, NATL Insured, 5.00%, 9/01/22 ............................................          1,700,000        1,728,237
    University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
       12/01/24 ..........................................................................          2,500,000        2,401,475
       12/01/31 ..........................................................................         29,395,000       27,225,355
    Upper Freehold Regional School District GO, NATL Insured, Pre-Refunded, 5.00%,
       2/15/35 ...........................................................................          8,730,000       10,248,147
    Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 .................................          1,220,000        1,296,409
                                                                                                                --------------
                                                                                                                 1,076,099,633
                                                                                                                --------------


                               202 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK 8.0%
    Port Authority of New York and New Jersey Revenue, Consolidated,
       One Hundred Forty-Eighth Series, FSA Insured, 5.00%, 8/15/34 ......................   $     10,000,000   $   10,448,400
       One Hundred Forty-Eighth Series, FSA Insured, 5.00%, 8/15/37 ......................          5,000,000        5,195,150
       One Hundred Forty-Fourth Series, 5.00%, 10/01/29 ..................................          5,000,000        5,295,400
       One Hundred Forty-Ninth Series, 5.00%, 11/15/31 ...................................         10,000,000       10,568,200
       One Hundred Sixty-First Series, 5.00%, 10/15/33 ...................................         10,000,000       10,586,500
       One Hundred Twenty-Fifth Series, FSA Insured, 5.00%, 4/15/32 ......................         23,950,000       24,626,108
       Refunding, One Hundred Fifty-Third Series, 5.00%, 7/15/38 .........................          8,850,000        9,224,178
       Refunding, One Hundred Sixtieth Series, 5.00%, 9/15/36 ............................         40,000,000       42,138,400
    Port Authority of New York and New Jersey Special Obligation Revenue, John F. Kennedy
       International Air Terminal, NATL Insured, 5.75%, 12/01/22 .........................          8,000,000        7,963,520
                                                                                                                --------------
                                                                                                                   126,045,856
                                                                                                                --------------
    PENNSYLVANIA 1.5%
    Delaware River Joint Toll Bridge Commission Bridge Revenue, Series A, NATL Insured,
       5.00%, 7/01/35 ....................................................................          5,000,000        5,076,250
    Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
       1/01/22 ...........................................................................          8,500,000        8,516,320
       1/01/26 ...........................................................................         10,000,000       10,015,000
                                                                                                                --------------
                                                                                                                    23,607,570
                                                                                                                --------------
    U.S. TERRITORIES 19.7%
    PUERTO RICO 19.4%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/44 ....................................................................          4,100,000        4,202,090
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ........................................         13,655,000       14,527,418
       Refunding, FSA Insured, 5.125%, 7/01/30 ...........................................          8,350,000        8,391,416
       Refunding, Series A-4, FSA Insured, 5.00%, 7/01/31 ................................          7,000,000        7,122,570
       Series A, 5.00%, 7/01/29 ..........................................................         10,000,000        9,465,600
       Series B, 5.00%, 7/01/35 ..........................................................          1,825,000        1,661,535
       Series B, Pre-Refunded, 5.00%, 7/01/35 ............................................          3,175,000        3,754,977
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Refunding, Series CC, FSA Insured, 5.25%, 7/01/34 .................................          5,000,000        5,290,900
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, NATL Insured, 5.25%, 7/01/32 .................................         10,000,000        9,692,500
       Series B, Pre-Refunded, 6.00%, 7/01/39 ............................................         10,000,000       10,288,800
       Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................          5,000,000        5,515,450
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation,
       Series A, Pre-Refunded, 5.50%, 10/01/32 ...........................................          1,000,000        1,040,760
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       Series B, 5.00%, 7/01/37 ..........................................................          8,000,000        7,238,640
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, Pre-Refunded, 5.25%, 7/01/31 ...........................................         13,000,000       14,510,470
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 .............................         30,000,000       35,322,900
       Series TT, 5.00%, 7/01/32 .........................................................         22,000,000       21,449,560
       Series TT, 5.00%, 7/01/37 .........................................................         17,925,000       17,176,990
       Series WW, 5.50%, 7/01/38 .........................................................         16,620,000       16,773,236


                               Annual Report | 203

Franklin Tax-Free Trust

    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Educational Facilities Revenue, University Plaza
       Project, Series A, NATL Insured, 5.00%, 7/01/33 ...................................   $      1,000,000   $      935,900
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..............................................          6,830,000        6,726,799
       Refunding, Series N, 5.00%, 7/01/32 ...............................................         20,000,000       18,032,600
       Series D, Pre-Refunded, 5.375%, 7/01/33 ...........................................         18,170,000       19,998,629
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
       NATL Insured, Pre-Refunded, 5.00%, 8/01/29 ........................................          5,000,000        5,301,350
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A,
       5.75%, 8/01/37 ....................................................................         10,000,000       10,337,000
       5.50%, 8/01/42 ....................................................................         17,000,000       16,973,480
       6.00%, 8/01/42 ....................................................................         32,000,000       33,472,320
                                                                                                                --------------
                                                                                                                   305,203,890
                                                                                                                --------------
    U.S. VIRGIN ISLANDS 0.3%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33..          5,000,000        4,709,450
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                         309,913,340
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
    (COST $1,507,724,018) ................................................................                       1,545,879,699
                                                                                                                --------------
    SHORT TERM INVESTMENTS 0.5%
    MUNICIPAL BONDS 0.5%
    NEW JERSEY 0.4%
(a) New Jersey EDA Natural Gas Facilities Revenue, NUI Corp., Series A, Daily VRDN and
       Put, 0.12%, 6/01/26 ...............................................................          1,000,000        1,000,000
(a) New Jersey EDA School Revenue, School Facilities Construction, Series R,
       Sub Series R-1, Daily VRDN and Put, 0.11%, 9/01/31 ................................          5,300,000        5,300,000
       Sub Series R-3, Daily VRDN and Put, 0.14%, 9/01/31 ................................          1,000,000        1,000,000
                                                                                                                --------------
                                                                                                                     7,300,000
                                                                                                                --------------
    NEW YORK 0.0%(b)
(a) Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
       Structure Obligations, Refunding, Series 3, Daily VRDN and Put, 0.12%, 6/01/20 ....            200,000          200,000
                                                                                                                --------------


                               204 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                                 ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.1%
    PUERTO RICO 0.1%
(a) Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series B, Daily VRDN and Put, 0.12%, 7/01/32 .......   $        300,000   $      300,000
       Refunding, Series A-6, Daily VRDN and Put, 0.12%, 7/01/33 .........................            500,000          500,000
                                                                                                                --------------
                                                                                                                       800,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $8,300,000) .......................................                           8,300,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $1,516,024,018) 98.8% ........................................                       1,554,179,699
    OTHER ASSETS, LESS LIABILITIES 1.2% ..................................................                          18,146,132
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $1,572,325,831
                                                                                                                ==============

See Abbreviations on page 263.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

(b)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 205

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                   ----------------------------------------------------------
CLASS A                                              2010       2009        2008(a)       2007         2006
-------                                            --------   --------     --------    ---------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.21   $  11.25     $  11.93     $  11.89     $  11.90
                                                   --------   --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ....................       0.49       0.50         0.49         0.48         0.50
   Net realized and unrealized gains (losses) ..       0.66      (0.06)       (0.69)        0.04        --(d)
                                                   --------   --------     --------     --------     --------
Total from investment operations ...............       1.15       0.44        (0.20)        0.52         0.50
                                                   --------   --------     --------     --------     --------
Less distributions from net investment income ..      (0.49)     (0.48)       (0.48)       (0.48)       (0.51)
                                                   --------   --------     --------     --------     --------
Redemption fees(e) .............................         --         --(d)        --(d)        --(d)        --(d)
                                                   --------   --------     --------     --------     --------
Net asset value, end of year ...................   $  11.87   $  11.21     $  11.25     $  11.93     $  11.89
                                                   ========   ========     ========     ========     ========
Total return(f) ................................      10.47%      4.02%       (1.74)%       4.53%        4.28%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.64%      0.64%        0.64%        0.65%        0.66%
Net investment income ..........................       4.26%      4.40%        4.17%        4.19%        4.20%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $954,860   $787,595     $719,647     $686,892     $625,326
Portfolio turnover rate ........................       9.79%     10.00%        5.30%        4.86%        4.96%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               206 | Annual Report

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                                   YEAR ENDED FEBRUARY 28,
                                                   -------------------------------------------------------
CLASS C                                              2010       2009       2008(a)       2007        2006
-------                                            --------   --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.33   $  11.36     $ 12.05     $ 12.00     $ 12.01
                                                   --------   --------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ....................       0.44       0.44        0.43        0.43        0.44
   Net realized and unrealized gains (losses) ..       0.66      (0.05)      (0.70)       0.04       (0.01)
                                                   --------   --------     -------     -------     -------
Total from investment operations ...............       1.10       0.39       (0.27)       0.47        0.43
                                                   --------   --------     -------     -------     -------
Less distributions from net investment income ..      (0.43)     (0.42)      (0.42)      (0.42)      (0.44)
                                                   --------   --------     -------     -------     -------
Redemption fees(d) .............................         --         --(e)       --(e)       --(e)       --(e)
                                                   --------   --------     -------     -------     -------
Net asset value, end of year ...................   $  12.00   $  11.33     $ 11.36     $ 12.05     $ 12.00
                                                   ========   ========     =======     =======     =======
Total return(f) ................................       9.85%      3.50%      (2.34)%      3.99%       3.66%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.19%      1.19%       1.19%       1.20%       1.21%
Net investment income ..........................       3.71%      3.85%       3.62%       3.64%       3.65%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $195,473   $123,099     $96,802     $91,743     $84,268
Portfolio turnover rate ........................       9.79%     10.00%       5.30%       4.86%       4.96%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

The accompanying notes are an integral part of these financial statements.


                               Annual Report | 207

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                   PERIOD ENDED
                                                   FEBRUARY 28,
ADVISOR CLASS                                         2010(a)
-------------                                      ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $11.44
                                                      ------
Income from investment operations(b):
   Net investment income(c) ....................        0.32
   Net realized and unrealized gains (losses) ..        0.42
                                                      ------
Total from investment operations ...............        0.74
                                                      ------
Less distributions from net investment income ..       (0.31)
                                                      ------
Net asset value, end of period .................      $11.87
                                                      ======
Total return(d) ................................        6.49%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................        0.54%
Net investment income ..........................        4.36%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $6,412
Portfolio turnover rate ........................        9.79%

(a)  For the period July 15, 2009 (effective date) to February 28, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               208 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN OREGON TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS 97.8%
    OREGON 79.3%
    Albany Water Revenue, Refunding, NATL Insured, 5.00%, 8/01/33 ........................   $      5,990,000   $    6,030,792
    Beaverton School District GO,
       FSA Insured, 4.125%, 6/01/26 ......................................................          1,315,000        1,339,959
       Washington County School District No. 48J, Assured Guaranty, 5.00%, 6/01/31 .......          1,280,000        1,360,730
       Washington County School District No. 48J, Assured Guaranty, 5.125%, 6/01/36 ......          1,000,000        1,054,510
    Bend Sewer Revenue, AMBAC Insured, Pre-Refunded, 5.375%, 10/01/20 ....................          1,550,000        1,595,369
    Benton County Hospital Facilities Authority Revenue, Samaritan Health Services
       Project, Refunding,
       5.20%, 10/01/17 ...................................................................          4,000,000        4,018,800
       5.125%, 10/01/28 ..................................................................          4,500,000        4,381,515
    Chemeketa Community College District GO, 5.00%,
       6/15/25 ...........................................................................          1,500,000        1,652,565
       6/15/26 ...........................................................................          2,615,000        2,861,333
    Clackamas County Canby School District No. 86 GO,
       5.25%, 6/15/20 ....................................................................          3,000,000        3,042,780
       FSA Insured, 5.00%, 6/15/23 .......................................................          1,000,000        1,075,230
       FSA Insured, 5.00%, 6/15/25 .......................................................          1,000,000        1,067,750
    Clackamas County Hospital Facility Authority Revenue,
       Gross Willamette Falls Project, Refunding, 5.375%, 4/01/22 ........................          2,125,000        2,047,246
       Gross Willamette Falls Project, Refunding, 5.125%, 4/01/26 ........................          1,000,000          905,700
       Legacy Health System, Series A, 5.50%, 7/15/35 ....................................          6,525,000        6,702,349
       Willamette Falls Hospital Project, 6.00%, 4/01/19 .................................          1,000,000        1,004,590
       Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ..........................            385,000          385,928
       Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ..........................          1,500,000        1,458,885
    Clackamas County Oregon Trail School District No. 46 GO, 5.00%, 6/15/32 ..............          6,855,000        7,207,964
    Clackamas County School District No. 7J Lake Oswego GO,
       NATL Insured, Pre-Refunded, 5.00%, 6/01/26 ........................................          5,000,000        5,285,200
       Refunding, FSA Insured, 5.25%, 6/01/25 ............................................          3,075,000        3,634,250
    Clackamas County School District No. 12 North Clackamas GO,
       Convertible Deferred Interest, Series B, FSA Insured, zero cpn. to 6/15/11,
          5.00% thereafter, 6/15/27 ......................................................         25,000,000       24,729,500
       Series A, FSA Insured, 4.75%, 6/15/31 .............................................          3,500,000        3,603,985
    Clackamas County School District No. 46 Oregon Trail GO,
       Capital Appreciation, Refunding, zero cpn., 6/15/37 ...............................         12,130,000        2,782,379
       Capital Appreciation, Refunding, zero cpn., 6/15/38 ...............................         12,495,000        2,708,166
       Refunding, Series A, 5.00%, 6/15/28 ...............................................          2,210,000        2,369,208
       Refunding, Series A, 5.00%, 6/15/29 ...............................................          2,655,000        2,833,575
    Clackamas County School District No. 108 GO, FSA Insured, Pre-Refunded, 5.00%,
       6/15/25 ...........................................................................          5,000,000        5,294,100
    Clackamas Education Service District GO, AMBAC Insured, 4.125%, 6/01/36 ..............          1,000,000          948,430
    Columbia Gorge Community College District GO, NATL Insured, 5.00%, 6/15/22 ...........          1,000,000        1,081,250
    Coos County School District No. 13 GO, FSA Insured,
       5.00%, 6/15/22 ....................................................................             55,000           57,309
       Pre-Refunded, 5.00%, 6/15/22 ......................................................          2,465,000        2,708,197
    Curry County School District No. 17-C Brookings Harbor GO, Pre-Refunded, 5.375%,
       12/15/20 ..........................................................................          2,750,000        2,861,320
    The Dalles GO, Refunding, Assured Guaranty, 5.00%, 6/01/29 ...........................          1,600,000        1,727,664


                               Annual Report | 209

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Deschutes and Jefferson Counties School District No. 2J Redmond GO,
       5.50%, 6/15/34 ....................................................................   $      5,000,000   $    5,479,750
       Series A, NATL Insured, 5.00%, 6/15/21 ............................................          1,000,000        1,072,710
    Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured,
       Pre-Refunded, 5.125%, 6/15/21 .....................................................          3,500,000        3,711,470
    Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade Healthcare,
       Refunding, 8.25%, 1/01/38 .........................................................         20,000,000       23,548,800
       Series B, AMBAC Insured, 5.375%, 1/01/35 ..........................................          7,000,000        7,204,820
    Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 5.25%,
       11/01/21 ..........................................................................          1,000,000        1,074,550
    Eugene Electric Utility Revenue, Refunding, 5.00%, 8/01/33 ...........................         10,060,000       10,487,349
    Forest Grove Revenue, Campus Improvement, Pacific University Project, Refunding,
       6.00%, 5/01/30 ....................................................................          4,000,000        4,115,000
       6.375%, 5/01/39 ...................................................................         12,000,000       12,366,720
    Gresham Stormwater Revenue, FGIC Insured, Pre-Refunded, 5.30%, 5/01/21 ...............          1,190,000        1,258,187
    High Desert Education Service District GO, AMBAC Insured, 4.50%, 6/01/30 .............          1,010,000        1,035,543
    Hillsboro GO, AMBAC Insured, 5.00%, 6/01/29 ..........................................          5,360,000        5,554,300
    Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project,
       Radian Insured, 5.375%,
       10/01/26 ..........................................................................          2,000,000        1,949,600
       10/01/31 ..........................................................................          2,000,000        1,870,360
    Jackson County Airport Revenue, Series A, XLCA Insured, 5.25%,
       12/01/27 ..........................................................................          1,000,000        1,000,550
       12/01/32 ..........................................................................          1,000,000          960,170
       12/01/37 ..........................................................................          1,475,000        1,396,648
    Jackson County School District No. 4 GO, FSA Insured,
       5.00%, 6/15/20 ....................................................................          1,450,000        1,490,252
       Pre-Refunded, 5.00%, 6/15/20 ......................................................            550,000          582,714
    Jackson County School District No. 6 Central Point GO, Refunding, FSA Insured, 4.75%,
       6/15/20 ...........................................................................          2,005,000        2,130,032
    Jackson County School District No. 9 Eagle Point GO, Pre-Refunded, 5.00%,
       6/15/20 ...........................................................................          1,680,000        1,779,926
       6/15/21 ...........................................................................          1,500,000        1,589,220
    Jackson County School District No. 549C Medford GO,
       5.00%, 6/15/33 ....................................................................          3,225,000        3,383,025
       5.00%, 6/15/34 ....................................................................          5,000,000        5,227,250
       Series B, FSA Insured, 5.00%, 12/15/32 ............................................          5,765,000        6,052,501
    Keizer Special Assessment, Keizer Station Area A Local, 5.20%, 6/01/31 ...............          3,240,000        3,300,620
    Klamath Falls Intercommunity Hospital Authority Revenue, Merle West Medical Center
       Project,
       Pre-Refunded, 6.25%, 9/01/31 ......................................................          3,290,000        3,769,518
       Refunding, 6.25%, 9/01/31 .........................................................          1,960,000        1,763,824
       Refunding, Assured Guaranty, 5.00%, 9/01/36 .......................................          5,000,000        4,545,050
    Lake Oswego GO, Refunding, Series A, 5.00%, 12/01/31 .................................          6,400,000        6,884,992
    Lane and Douglas Counties School District No. 45J3 GO, South Lane District, Refunding,
       FSA Insured, 4.75%, 6/15/25 .......................................................          3,510,000        3,595,223
    Lane County GO, Series A, 5.00%,
       11/01/27 ..........................................................................          1,650,000        1,756,541
       11/01/28 ..........................................................................          1,240,000        1,308,969


                               210 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Lane County Metropolitan Wastewater Management Commission Revenue,
       5.25%, 11/01/28 ...................................................................   $      5,000,000   $    5,426,750
       FGIC Insured, 4.75%, 11/01/26 .....................................................          1,615,000        1,663,224
    Lane County School District No. 19 Springfield GO, FSA Insured, zero cpn.,
       6/15/27 ...........................................................................          5,580,000        2,392,648
       6/15/28 ...........................................................................          2,000,000          806,440
       6/15/29 ...........................................................................          1,925,000          722,106
    Lane County School District No. 52 Bethel GO, Refunding, FSA Insured, 5.00%, 6/15/20 .          5,700,000        5,958,495
    Lebanon GO, AMBAC Insured, 5.00%,
       6/01/25 ...........................................................................          1,635,000        1,748,518
       6/01/27 ...........................................................................          1,675,000        1,773,942
    Linn County Community School District No. 9 GO,
       Lebanon, FGIC Insured, Pre-Refunded, 5.55%, 6/15/21 ...............................          1,155,000        1,322,694
       Lebanon, FGIC Insured, Pre-Refunded, 5.60%, 6/15/30 ...............................          9,495,000       10,888,866
       NATL Insured, Pre-Refunded, 5.375%, 6/15/30 .......................................          5,000,000        5,073,100
    Linn County School District No. 55 GO, Sweet Home, FSA Insured, Pre-Refunded, 5.00%,
       6/15/29 ...........................................................................          1,000,000        1,059,480
    Medford Hospital Facilities Authority Revenue, Asante Health System,
       Refunding, Assured Guaranty, 5.125%, 8/15/40 ......................................         25,000,000       25,049,500
       Refunding, Series A, NATL Insured, 5.00%, 8/15/18 .................................          2,570,000        2,574,292
       Refunding, Series A, NATL Insured, 5.00%, 8/15/24 .................................          1,715,000        1,699,291
       Series A, Assured Guaranty, 5.00%, 8/15/40 ........................................         10,050,000        9,972,012
    Multnomah County Educational Facilities Revenue, University of Portland Project,
       Pre-Refunded, 6.00%, 4/01/25 ......................................................          2,000,000        2,008,440
    Multnomah County Hospital Facilities Authority Revenue, Adventis Health System-West,
       Series A, 5.125%, 9/01/40 .........................................................          5,500,000        5,478,935
    Multnomah County School District No. 7 Reynolds GO, Series 2005, NATL Insured, 5.00%,
       6/01/35 ...........................................................................          3,220,000        3,229,145
    Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
       Pre-Refunded, 5.00%, 6/15/21 ......................................................          5,000,000        5,297,400
    Multnomah-Clackamas Counties Centennial School District No. 28-JT GO, Capital
       Appreciation, AMBAC Insured, zero cpn., 6/01/16 ...................................          2,260,000        1,754,054
    Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam
       Fishway Project, 5.20%, 12/01/24 ..................................................          5,000,000        5,009,800
    Oregon Coast Community College District GO, NATL Insured, 5.00%, 6/15/23 .............          3,745,000        3,966,442
    Oregon Health and Science University Revenue,
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21 .......         11,480,000        6,105,982
       Series A, 5.75%, 7/01/39 ..........................................................         12,000,000       12,960,600
       Series A, NATL Insured, 5.00%, 7/01/32 ............................................         24,750,000       23,441,962
    Oregon State Department of Administrative Services COP,
       FSA Insured, 4.625%, 5/01/30 ......................................................          7,795,000        7,893,139
       Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 ................................          7,500,000        7,674,450
       Refunding, Series B, FSA Insured, 5.00%, 5/01/21 ..................................          1,805,000        1,924,040
       Series A, 5.25%, 5/01/39 ..........................................................          3,800,000        3,971,152
       Series A, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 .............................          2,000,000        2,038,620
       Series A, FSA Insured, 5.00%, 5/01/23 .............................................          2,695,000        2,872,439
       Series A, FSA Insured, 5.00%, 5/01/30 .............................................         13,205,000       13,658,856
       Series B, FGIC Insured, 5.00%, 11/01/30 ...........................................         19,100,000       19,813,003
       Series C, 5.00%, 11/01/34 .........................................................          5,000,000        5,142,500


                               Annual Report | 211

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Oregon State Department of Administrative Services Lottery Revenue,
       Oregon Administration, Lottery, Series A, FSA Insured, 5.00%, 4/01/25 .............   $      5,000,000   $    5,440,300
       Oregon Administration, Lottery, Series A, FSA Insured, 5.00%, 4/01/27 .............          2,000,000        2,150,220
       Series A, 5.00%, 4/01/27 ..........................................................         17,880,000       19,542,482
       Series A, 5.00%, 4/01/28 ..........................................................         18,225,000       19,788,340
       Series A, 5.00%, 4/01/29 ..........................................................          1,750,000        1,887,603
    Oregon State Department of Transportation Highway User Tax Revenue,
       Refunding, Series A, 5.00%, 11/15/25 ..............................................          1,295,000        1,391,231
       Refunding, Series A, 5.00%, 11/15/29 ..............................................          3,330,000        3,498,864
       senior lien, Series A, 5.00%, 11/15/29 ............................................          3,085,000        3,342,567
       senior lien, Series A, 4.50%, 11/15/32 ............................................         21,000,000       21,148,260
       senior lien, Series A, 5.00%, 11/15/33 ............................................          6,500,000        6,898,125
       Series A, 5.00%, 11/15/28 .........................................................         15,000,000       15,820,050
       Series A, Pre-Refunded, 5.125%, 11/15/23 ..........................................          5,000,000        5,583,550
(a) Oregon State EDR, Georgia-Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 ........          7,910,000        7,848,144
    Oregon State Facilities Authority Revenue,
       Legacy Health System, Refunding, Series A, 5.00%, 3/15/30 .........................          1,500,000        1,507,020
       Peacehealth, Series A, Refunding, 5.00%, 11/01/39 .................................         20,050,000       20,109,548
(b)    Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40 ...................          7,500,000        7,455,975
       Senior College in Student Housing Project, Series A, XLCA Insured, 5.00%, 7/01/35..          3,660,000        2,792,031
       University of Portland Projects, Series A, 5.00%, 4/01/32 .........................          6,545,000        6,225,604
       Willamette University Projects, Refunding, Series A, FGIC Insured, 5.00%,
          10/01/35 .......................................................................          5,210,000        5,214,793
    Oregon State GO,
       Alternative Energy Project, Series B, 6.00%, 10/01/26 .............................          1,680,000        1,957,704
       Elderly and Disabled Housing, Series A, 6.00%, 8/01/15 ............................            910,000          916,279
       Elderly and Disabled Housing, Series A, 6.00%, 8/01/21 ............................            455,000          457,230
       Elderly and Disabled Housing, Series A, 5.375%, 8/01/28 ...........................          1,435,000        1,435,918
       Elderly and Disabled Housing, Series A, 4.70%, 8/01/42 ............................          3,205,000        2,864,244
       Elderly and Disabled Housing, Series B, 6.10%, 8/01/17 ............................          1,410,000        1,418,390
       Elderly and Disabled Housing, Series B, 6.25%, 8/01/23 ............................          2,015,000        2,026,062
       Elderly and Disabled Housing, Series C, 6.50%, 8/01/22 ............................            335,000          335,858
       State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/30 ..............          1,705,000        1,791,392
       State Board of Higher Education, Refunding, Series A, 4.50%, 8/01/37 ..............          1,500,000        1,519,770
       State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/38 ..............          6,225,000        6,561,025
       State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38 ..............          1,500,000        1,580,970
       State Board of Higher Education, Refunding, Series E, 5.00%, 8/01/29 ..............          7,745,000        8,083,766
       State Board of Higher Education, Series A, 5.00%, 8/01/31 .........................          1,695,000        1,788,988
       State Board of Higher Education, Series A, 5.00%, 8/01/34 .........................          5,000,000        5,317,250
       State Board of Higher Education, Series A, 5.00%, 8/01/36 .........................          2,715,000        2,828,134
       State Board of Higher Education, Series A, 5.00%, 8/01/37 .........................          5,555,000        5,828,084
       State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/31 ...........          2,000,000        2,129,320
       State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/35 ...........          6,000,000        7,041,960
       State Board of Higher Education, Series B, 5.00%, 8/01/38 .........................          5,000,000        5,269,900
       State Board of Higher Education, Series C, 5.00%, 8/01/37 .........................          1,115,000        1,169,813
       Veteran's Welfare, Series 77, 5.30%, 10/01/29 .....................................          1,335,000        1,335,467
       Veteran's Welfare, Series A, 5.70%, 10/01/32 ......................................          1,935,000        1,946,126


                               212 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
       Peacehealth, AMBAC Insured, 5.00%, 11/15/26 .......................................   $      5,500,000   $    5,557,695
       Reed College Project, Series A, 5.75%, 7/01/32 ....................................         10,735,000       10,888,940
    Oregon State Housing and Community Services Department MFHR, Series B, 6.00%,
       7/01/31 ...........................................................................          5,000,000        5,011,050
    Oregon State Housing and Community Services Department Mortgage Revenue,
       SFM Program, Series A, 6.35%, 7/01/14 .............................................            300,000          300,315
       SFM Program, Series A, 6.40%, 7/01/18 .............................................            225,000          226,368
       SFM Program, Series A, 6.45%, 7/01/26 .............................................            410,000          411,792
       SFM Program, Series C, 6.20%, 7/01/15 .............................................            380,000          382,326
       SFM Program, Series C, 6.40%, 7/01/26 .............................................            225,000          225,947
       SFM Program, Series D, 6.80%, 7/01/27 .............................................            235,000          235,103
       SFM Program, Series H, FHA Insured, 5.75%, 7/01/30 ................................            980,000          982,695
       SFMR, Refunding, Series G, 5.35%, 7/01/30 .........................................          5,775,000        5,987,462
    Polk Marion and Benton Counties School District No. 13J GO, FSA Insured, Pre-Refunded,
       5.80%, 6/15/20 ....................................................................          1,985,000        2,016,403
    Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 .....................            945,000          951,218
    Port of Portland International Airport Revenue,
       Portland International Airport, Refunding, Series D, FGIC Insured, 5.00%, 7/01/23..          3,000,000        3,033,270
       Portland International Airport, Series 7-B, NATL Insured, Pre-Refunded, 7.10%,
          7/01/21 ........................................................................          2,800,000        3,091,256
       Portland International Airport, Series 12A, FGIC Insured, 5.00%, 7/01/18 ..........          1,500,000        1,501,305
       Series Nineteen, 5.50%, 7/01/38 ...................................................         23,000,000       24,498,910
    Port St. Helens PCR, Portland General Electric Co. Project, Series A, 5.25%, 8/01/14..          3,600,000        3,438,864
    Portland Community College District GO, Series B, Pre-Refunded, 5.00%, 6/01/21 .......          6,290,000        6,648,782
    Portland EDR, Broadway Project, Refunding, Series A, 6.50%, 4/01/35 ..................          5,000,000        5,538,700
    Portland GO, Limited Tax,
       Series A, 5.00%, 6/01/24 ..........................................................         10,000,000       10,287,500
       Series A, NATL Insured, 5.125%, 6/01/30 ...........................................          6,315,000        6,468,644
       Series B, zero cpn., 6/01/21 ......................................................          1,000,000          629,410
    Portland Housing Authority MFR, Housing, Lovejoy Station Apartments Project,
       NATL Insured, 6.00%, 7/01/33 ......................................................          2,000,000        2,000,840
    Portland MFR,
       Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ...........................            845,000          849,690
       Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%, 3/20/37 ......          3,110,000        3,148,968
    Portland River District Urban Renewal and Redevelopment Revenue, Series A, AMBAC
       Insured, 5.00%, 6/15/21 ...........................................................          3,000,000        3,120,300
    Portland Sewer System Revenue,
       first lien, Series A, FSA Insured, 5.00%, 10/01/24 ................................          6,235,000        6,659,915
       second lien, Refunding, Series A, FSA Insured, 5.00%, 6/01/23 .....................          2,500,000        2,643,050
       second lien, Series B, NATL Insured, 5.00%, 6/15/28 ...............................          5,105,000        5,394,556
    Portland Urban Renewal and Redevelopment Revenue, Interstate Corridor, Refunding,
       Series A, FGIC Insured, 5.00%,
       6/15/24 ...........................................................................          1,295,000        1,323,231
       6/15/25 ...........................................................................          2,385,000        2,425,784
    Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center, Series A,
       AMBAC Insured, 5.50%, 6/15/20 .....................................................          3,000,000        3,062,010


                               Annual Report | 213

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Portland Water System Revenue,
       NATL Insured, 4.50%, 10/01/27 .....................................................   $      1,000,000   $    1,029,220
       NATL Insured, 4.50%, 10/01/28 .....................................................          3,895,000        3,988,441
       second lien, Series A, NATL Insured, 4.375%, 10/01/25 .............................          3,415,000        3,532,271
    Redmond Airport GO, Terminal Expansion Project, 5.00%, 6/01/39 .......................          1,000,000          967,110
    Redmond Airport Revenue, 6.25%, 6/01/39 ..............................................          1,010,000        1,014,101
    Redmond GO, Series C, NATL Insured, 5.00%, 6/01/33 ...................................          1,260,000        1,291,349
    Salem Hospital Facility Authority Revenue,
       Salem Hospital Project, Series A, 5.00%, 8/15/27 ..................................         11,000,000       11,117,810
       Salem Hospital Project, Series A, 5.00%, 8/15/36 ..................................          9,000,000        8,836,470
       Series A, 5.75%, 8/15/23 ..........................................................         10,000,000       10,811,900
    Salem-Keizer School District No. 24J GO, Deferred Interest, Series B, zero cpn.,
       6/15/30 ...........................................................................          8,500,000        3,152,735
    Southwestern Community College District GO, NATL Insured, Pre-Refunded, 5.00%,
       6/01/28 ...........................................................................          1,100,000        1,263,097
    Sunrise Water Authority Water Revenue, sub. lien,
       Series B, XLCA Insured, 5.00%, 9/01/25 ............................................          1,160,000        1,161,102
       XLCA Insured, 5.00%, 3/01/25 ......................................................          1,660,000        1,661,444
    Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO, FSA
       Insured, 5.00%, 6/15/25 ...........................................................          1,560,000        1,673,459
    Tri-County Metropolitan Transportation District Revenue, Series A, 4.75%, 9/01/29 ....         15,305,000       16,130,093
    Washington and Clackamas Counties Tigard-Tualatin School District No. 23J GO, NATL
       Insured, Pre-Refunded, 5.00%, 6/15/22 .............................................          7,000,000        7,682,220
    Washington Clackamas and Yamhill Counties School District No. 88J GO,
       Deferred Interest, Series A, NATL Insured, zero cpn., 6/15/27 .....................          3,500,000        1,521,135
       Sherwood, Series A, NATL Insured, zero cpn., 6/15/28 ..............................          2,960,000        1,210,670
       Sherwood, Series A, NATL Insured, zero cpn., 12/15/31 .............................          3,515,000        1,134,326
       Sherwood, Series B, NATL Insured, 4.50%, 12/15/31 .................................          2,900,000        2,919,517
    Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured,
       5.00%, 10/01/19 ...................................................................          3,905,000        4,026,211
    Washington County GO,
       Obligations, Refunding, 4.375%, 6/01/26 ...........................................          1,000,000        1,046,810
       Pre-Refunded, 5.00%, 6/01/26 ......................................................         10,000,000       10,570,400
    Washington County School District No. 48J Beaverton GO, Pre-Refunded, 5.00%, 6/01/22..          4,155,000        4,557,993
    Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO,
       FSA Insured, 5.60%, 4/01/20 .......................................................          1,000,000        1,004,230
    Yamhill County McMinnville School District No. 40 GO, FSA Insured, 5.00%, 6/15/28 ....          4,000,000        4,160,560
                                                                                                                --------------
                                                                                                                   917,092,359
                                                                                                                --------------
    U.S. TERRITORIES 18.5%
    GUAM 0.4%
    Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%,
       12/01/24 ..........................................................................            840,000          885,335
       12/01/29 ..........................................................................          3,250,000        3,329,300
                                                                                                                --------------
                                                                                                                     4,214,635
                                                                                                                --------------


                               214 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO 17.8%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.625%, 5/15/43 ........................................................   $     10,000,000   $    8,668,800
    Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ...........................         15,000,000       15,008,700
       Public Improvement, Series A, 5.00%, 7/01/29 ......................................         10,000,000        9,465,600
       Public Improvement, Series A, 5.125%, 7/01/31 .....................................          9,885,000        9,481,989
       Public Improvement, Series A, 5.375%, 7/01/33 .....................................         10,000,000        9,784,600
       Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 .......................          5,115,000        5,441,797
       Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/28 .................          4,500,000        4,654,395
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Series Y, Pre-Refunded, 5.50%, 7/01/36 ............................................         13,000,000       15,760,290
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .................................         10,000,000        9,402,200
       Series D, Pre-Refunded, 5.375%, 7/01/36 ...........................................         10,000,000       11,030,900
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue,
       Series A, AMBAC Insured, 5.00%, 7/01/31 ...........................................          6,250,000        5,677,625
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, FSA Insured, Pre-Refunded, 5.125%, 7/01/26 .............................          9,150,000       10,186,786
       Series II, Pre-Refunded, 5.25%, 7/01/31 ...........................................         12,000,000       13,394,280
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 .............................         10,000,000       11,774,300
       Series WW, 5.25%, 7/01/33 .........................................................          9,690,000        9,637,674
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3,
       NATL Insured, 6.00%, 7/01/25 ......................................................         15,000,000       16,009,800
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       Pre-Refunded, 5.50%, 8/01/29 ......................................................          5,000,000        5,432,800
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
       Convertible Capital Appreciation, first sub., Series A, zero cpn. to 8/01/16,
       6.75% thereafter, 8/01/32 .........................................................         20,000,000       15,280,200
       first sub., Series A, 5.375%, 8/01/39 .............................................          9,000,000        9,002,970
       first sub., Series A, 6.50%, 8/01/44 ..............................................         10,000,000       10,787,400
                                                                                                                --------------
                                                                                                                   205,883,106
                                                                                                                --------------
    U.S. VIRGIN ISLANDS 0.3%
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
       7/01/18 ...........................................................................          2,500,000        2,507,350
       7/01/21 ...........................................................................          1,400,000        1,402,786
                                                                                                                --------------
                                                                                                                     3,910,136
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                         214,007,877
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,090,891,696) .............................................................                       1,131,100,236
                                                                                                                --------------


                               Annual Report | 215

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                                     ----------------   --------------
    SHORT TERM INVESTMENTS 1.7%
    MUNICIPAL BONDS 1.7%
    OREGON 1.6%
(c) Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project,
       Daily VRDN and Put, 0.17%, 8/15/37 ................................................   $      4,500,000   $    4,500,000
       Refunding, Daily VRDN and Put, 0.12%, 8/15/32 .....................................          8,700,000        8,700,000
(c) Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
       Peacehealth, Daily VRDN and Put, 0.11%, 12/01/15 ..................................          5,880,000        5,880,000
                                                                                                                --------------
                                                                                                                    19,080,000
                                                                                                                --------------
    U.S. TERRITORIES 0.1%
    PUERTO RICO 0.1%
(c) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, Daily VRDN
       and Put, 0.12%, 7/01/32 ...........................................................            900,000          900,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $19,980,000) ......................................                          19,980,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $1,110,871,696) 99.5% ........................................                       1,151,080,236
    OTHER ASSETS, LESS LIABILITIES 0.5% ..................................................                           5,664,089
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $1,156,744,325
                                                                                                                ==============

See Abbreviations on page 263.

(a) In prior years, the Internal Revenue Service (IRS) issued a preliminary adverse determination, ruling that the income generated by the bond was taxable. The issuer of the bond was contesting this determination and, until this was finalized, the Fund continued to recognize interest income earned on the bond as tax-exempt. In March 2010, the Fund received notice that the IRS withdrew its preliminary adverse determination.

(b)  Security purchased on a when-issued basis. See Note 1(b).

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               216 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                                      YEAR ENDED FEBRUARY 28,
                                                   ------------------------------------------------------------
CLASS A                                               2010        2009        2008(a)       2007         2006
-------                                            ----------   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $     9.65   $   9.82     $  10.47     $  10.44     $  10.48
                                                   ----------   --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ....................         0.45       0.44         0.44         0.44         0.46
   Net realized and unrealized gains (losses) ..         0.62      (0.18)       (0.65)        0.04        (0.04)
                                                   ----------   --------     --------     --------     --------
Total from investment operations ...............         1.07       0.26        (0.21)        0.48         0.42
                                                   ----------   --------     --------     --------     --------
Less distributions from net investment income ..        (0.45)     (0.43)       (0.44)       (0.45)       (0.46)
                                                   ----------   --------     --------     --------     --------
Redemption fees(d) .............................           --         --(e)        --(e)        --(e)        --(e)
                                                   ----------   --------     --------     --------     --------
Net asset value, end of year ...................   $    10.27   $   9.65     $   9.82     $  10.47     $  10.44
                                                   ==========   ========     ========     ========     ========
Total return(f) ................................        11.22%      2.72%       (2.16)%       4.71%        4.08%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         0.65%      0.65%        0.66%        0.66%        0.66%
Net investment income ..........................         4.43%      4.53%        4.24%        4.26%        4.37%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,016,824   $820,227     $770,164     $747,279     $718,293
Portfolio turnover rate ........................        12.88%     11.50%       16.68%        6.99%       13.07%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 217

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   -----------------------------------------------------
CLASS B                                              2010      2009      2008(a)       2007        2006
-------                                            -------   -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  9.68   $  9.86     $ 10.51     $ 10.47     $ 10.51
                                                   -------   -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ....................      0.39      0.39        0.38        0.39        0.40
   Net realized and unrealized gains (losses) ..      0.62     (0.19)      (0.65)       0.04       (0.04)
                                                   -------   -------     -------     -------     -------
Total from investment operations ...............      1.01      0.20       (0.27)       0.43        0.36
                                                   -------   -------     -------     -------     -------
Less distributions from net investment income ..     (0.39)    (0.38)      (0.38)      (0.39)      (0.40)
                                                   -------   -------     -------     -------     -------
Redemption fees(d) .............................        --        --(e)       --(e)       --(e)       --(e)
                                                   -------   -------     -------     -------     -------
Net asset value, end of year ...................   $ 10.30   $  9.68     $  9.86     $ 10.51     $ 10.47
                                                   =======   =======     =======     =======     =======
Total return(f) ................................     10.58%     2.04%      (2.68)%      4.22%       3.51%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.20%     1.20%       1.21%       1.21%       1.21%
Net investment income ..........................      3.88%     3.98%       3.69%       3.71%       3.82%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $21,977   $30,177     $37,339     $43,897     $47,623
Portfolio turnover rate ........................     12.88%    11.50%      16.68%       6.99%      13.07%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               218 | Annual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                   ---------------------------------------------------------
CLASS C                                              2010       2009        2008(a)       2007         2006
-------                                            --------   --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $   9.73   $   9.90     $  10.55     $  10.51     $ 10.56
                                                   --------   --------     --------     --------     -------
Income from investment operations(b):
   Net investment income(c) ....................       0.39       0.39         0.38         0.39        0.40
   Net realized and unrealized gains (losses) ..       0.63      (0.18)       (0.65)        0.04       (0.05)
                                                   --------   --------     --------     --------     -------
Total from investment operations ...............       1.02       0.21        (0.27)        0.43        0.35
                                                   --------   --------     --------     --------     -------
Less distributions from net investment income ..      (0.39)     (0.38)       (0.38)       (0.39)      (0.40)
                                                   --------   --------     --------     --------     -------
Redemption fees(d) .............................         --         --(e)        --(e)        --(e)       --(e)
                                                   --------   --------     --------     --------     -------
Net asset value, end of year ...................   $  10.36   $   9.73     $   9.90     $  10.55     $ 10.51
                                                   ========   ========     ========     ========     =======
Total return(f) ................................      10.62%      2.13%       (2.68)%       4.19%       3.40%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.20%      1.20%        1.21%        1.21%       1.21%
Net investment income ..........................       3.88%      3.98%        3.69%        3.71%       3.82%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $217,322   $135,480     $107,286     $100,495     $88,237
Portfolio turnover rate ........................      12.88%     11.50%       16.68%        6.99%      13.07%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 219

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                   PERIOD ENDED
                                                   FEBRUARY 28,
ADVISOR CLASS                                         2010(a)
-------------                                      ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $ 9.92
                                                      ------
Income from investment operations(b):
   Net investment income(c) ....................        0.29
   Net realized and unrealized gains (losses) ..        0.34
                                                      ------
Total from investment operations ...............        0.63
                                                      ------
Less distributions from net investment income ..       (0.28)
                                                      ------
Net asset value, end of period .................      $10.27
                                                      ======
Total return(d) ................................        6.42%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................        0.55%
Net investment income ..........................        4.53%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $6,832
Portfolio turnover rate ........................       12.88%

(a)  For the period July 15, 2009 (effective date) to February 28, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               220 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010

    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT        VALUE
    ------------------------------------------                                               ----------------   --------------
    MUNICIPAL BONDS 97.3%
    PENNSYLVANIA 86.5%
    Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
       Refunding, NATL Insured, 5.75%, 1/01/18 ...........................................   $      1,000,000   $    1,006,170
    Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 .................................          4,000,000        4,008,400
    Allegheny County GO,
       NATL Insured, Pre-Refunded, 5.00%, 11/01/27 .......................................          1,000,000        1,110,360
       Notes, Series C-60, FSA Insured, 5.00%, 11/01/27 ..................................          3,000,000        3,161,700
       Series C-61, Assured Guaranty, 5.00%, 12/01/33 ....................................          5,000,000        5,153,200
    Allegheny County Higher Education Building Authority University Revenue, Duquesne
       University,
       5.00%, 3/01/28 ....................................................................          3,000,000        3,079,500
       5.00%, 3/01/33 ....................................................................          1,300,000        1,302,548
       Series A, XLCA Insured, 5.00%, 3/01/29 ............................................          5,000,000        5,056,750
       Series A, XLCA Insured, 5.00%, 3/01/33 ............................................          5,630,000        5,647,340
    Allegheny County Hospital Development Authority Revenue,
       5.625%, 8/15/39 ...................................................................         12,000,000       12,367,560
       Health System, Series A, NATL Insured, Pre-Refunded, 6.50%, 11/15/30 ..............         10,000,000       10,636,400
    Allegheny County IDAR,
       County Guaranteed, Refunding, Series B, NATL Insured, 5.00%, 11/01/29 .............          1,485,000        1,508,923
       County Guaranteed, Series B, NATL Insured, Pre-Refunded, 5.00%, 11/01/29 ..........          7,515,000        8,354,876
       Series A, NATL Insured, Pre-Refunded, 5.00%, 11/01/29 .............................          5,000,000        5,558,800
    Allegheny County Port Authority Special Revenue, Transportation, Refunding, NATL
       Insured, 5.00%,
       3/01/25 ...........................................................................         13,250,000       13,513,145
       3/01/29 ...........................................................................         16,500,000       16,680,675
    Allegheny County Residential Finance Authority Mortgage Revenue, SFM,
       Refunding, Series DD-1, GNMA Secured, 5.35%, 11/01/19 .............................            245,000          245,978
       Refunding, Series DD-2, GNMA Secured, 5.40%, 11/01/29 .............................          1,175,000        1,176,951
       Series II-2, GNMA Secured, 5.90%, 11/01/32 ........................................            715,000          718,339
    Allegheny County Sanitation Authority Sewer Revenue,
       NATL Insured, 5.00%, 12/01/37 .....................................................          6,745,000        6,777,039
       Refunding, Series A, NATL Insured, 5.00%, 12/01/30 ................................          7,000,000        7,090,090
    Allegheny Valley School District GO, NATL Insured, 5.00%, 11/01/28 ...................          1,550,000        1,593,322
    Allentown Parking Authority Parking Revenue, FSA Insured, 5.00%, 11/15/35 ............          2,430,000        2,465,915
    Armstrong County GO, Refunding, NATL Insured, 5.40%, 6/01/31 .........................          2,500,000        2,511,125
    Bethel Park School District GO, 5.10%, 8/01/33 .......................................          3,600,000        3,733,308
    Bethlehem Area School District GO, FSA Insured, 5.25%, 1/15/26 .......................          6,605,000        7,055,527
    Blair County Hospital Authority Revenue, Altoona Regulation Health System, 6.00%,
       11/15/39 ..........................................................................          6,890,000        6,919,420
    Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 ....................................          3,675,000        3,691,317
    Butler Area School District GO, FSA Insured, Pre-Refunded, 5.00%, 4/01/31 ............          4,000,000        4,620,360
    Butler County Hospital Authority Hospital Revenue, Butler Health System Project,
       7.25%, 7/01/39 ....................................................................          4,500,000        5,050,710
    Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 .........            500,000          499,890
    Catasauqua Area School District GO, Refunding, FSA Insured, 5.00%, 2/15/36 ...........          6,000,000        6,123,540
    Centre County Hospital Authority Revenue, Hospital, Mount Nittany Medical Center
       Project, Assured Guaranty,
       5.875%, 11/15/29 ..................................................................          1,000,000        1,039,130
       6.125%, 11/15/39 ..................................................................          3,200,000        3,312,288
       6.25%, 11/15/44 ...................................................................          2,500,000        2,590,075


                               Annual Report | 221

Franklin Tax-Free Trust

    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT        VALUE
    ------------------------------------------                                               ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
       5.60%, 7/01/10 ....................................................................   $        600,000   $      602,556
       5.75%, 7/01/12 ....................................................................          1,795,000        1,800,582
       5.75%, 7/01/17 ....................................................................          2,200,000        2,199,956
       5.625%, 7/01/21 ...................................................................          1,500,000        1,457,700
    Connellsville Area School District GO, Series B, FSA Insured, 5.00%, 11/15/37 ........          1,000,000        1,024,330
    Cumberland County Municipal Authority College Revenue, Dickinson College,
       Assn. of Independent Colleges and Universities of Pennsylvania Financing Program,
          Series GG1, NATL Insured, 5.00%, 5/01/34 .......................................          7,610,000        7,756,264
       Assn. of Independent Colleges and Universities of Pennsylvania Financing Program,
          Series HH1, 5.00%, 11/01/39 ....................................................          1,200,000        1,194,396
       Series A, AMBAC Insured, Pre-Refunded, 5.50%, 11/01/30 ............................          1,200,000        1,241,172
    Dauphin County General Authority Health System Revenue, Pinnacle Health System
       Project, Refunding, Series A, 6.00%, 6/01/36 ......................................         10,000,000       10,306,400
    Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
       Series B, NATL Insured, ETM, 6.25%, 7/01/16 .......................................          4,525,000        5,119,947
    Deer Lakes School District GO, Assured Guaranty, 5.50%, 4/01/39 ......................          7,500,000        8,013,225
    Delaware County Authority College Revenue,
       Cabrini College, Refunding, Radian Insured, 5.875%, 7/01/29 .......................          1,140,000        1,122,433
       Eastern College, Series C, 5.625%, 10/01/28 .......................................          2,210,000        2,052,449
       Haverford College, 5.75%, 11/15/29 ................................................          3,500,000        3,572,730
       Haverford College, 6.00%, 11/15/30 ................................................          1,750,000        1,789,602
    Delaware County Authority Hospital Revenue, Crozer Keystone Obligation, Group A,
       5.00%, 12/15/31 ...................................................................          5,000,000        3,946,250
    Delaware County Authority Revenue,
       Dunwoody Village Project, Pre-Refunded, 6.25%, 4/01/30 ............................          1,800,000        1,808,370
       Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 ...............         10,800,000       11,754,180
    Delaware County IDAR, Philadelphia Suburban Water Co. Project, NATL Insured, 6.00%,
       6/01/29 ...........................................................................          2,000,000        2,004,120
    Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
       AMBAC Insured, 5.60%, 7/01/17 .....................................................          5,000,000        5,645,650
    Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
       11/01/35 ..........................................................................          6,000,000        5,268,600
    Erie County IDA Environmental Improvement Revenue, International Paper Co. Project,
       Refunding, Series B, 6.00%, 9/01/16 ...............................................            600,000          607,716
    Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 .....................................          5,000,000        5,065,250
    Erie Higher Education Building Authority College Revenue, Mercyhurst College, 5.50%,
       3/15/38 ...........................................................................          2,000,000        1,944,300
    Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 .................          3,000,000        3,082,080
    Erie Water Authority Revenue, FSA Insured, 5.00%, 12/01/43 ...........................          7,000,000        7,168,840
    Greater Johnstown School District GO, Series C, NATL Insured, 5.125%, 8/01/25 ........          3,605,000        3,693,467
    Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%,
       7/01/27 ...........................................................................          1,500,000        1,275,975
    Johnstown RDA Sewer Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/15/34 .....          1,825,000        2,125,486
    Lancaster County Hospital Authority Revenue, Health Center, Willow Valley Retirement
       Project, 5.875%, 6/01/21 ..........................................................          1,000,000        1,009,370


                               222 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT        VALUE
    ------------------------------------------                                               ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Lancaster Parking Authority Parking Revenue, Guaranteed, Series A, AMBAC Insured,
       5.00%,
       12/01/32 ..........................................................................   $      1,700,000   $    1,717,272
       12/01/35 ..........................................................................          2,500,000        2,512,550
    Latrobe IDAR, St. Vincent College Project, 5.70%, 5/01/31 ............................          1,500,000        1,451,565
    Lehigh County General Purpose Authority Revenues,
       Lehigh Valley Hospital, Health Network, Series B, FSA Insured, 5.25%, 7/01/19 .....          2,750,000        2,838,027
       Muhlenberg College Project, 5.25%, 2/01/34 ........................................          1,500,000        1,548,405
    Lehigh County General Purpose Hospital Revenue, Lehigh Valley Health, Series B,
       FSA Insured, 5.00%, 7/01/35 .......................................................         11,250,000       11,391,525
    Luzerne County IDA Facility Revenue, Pennsylvania American Water Co., Refunding, 5.50%,
       12/01/39 ..........................................................................         10,000,000       10,172,600
    Lycoming County Authority College Revenue, Pennsylvania College of Technology,
       AMBAC Insured, 5.25%, 5/01/32 .....................................................          5,030,000        4,593,446
       Refunding, AMBAC Insured, 5.35%, 7/01/26 ..........................................          2,400,000        2,389,464
    Lycoming County Authority Health System Revenue, Susquehanna Health System Project,
       Refunding, Series A, 5.75%, 7/01/39 ...............................................         20,000,000       19,998,200
    Marple Newtown School District GO, FSA Insured, 5.00%, 6/01/31 .......................         11,325,000       12,003,594
    McKeesport Municipal Authority Sewer Revenue, 5.75%, 12/15/39 ........................          5,000,000        5,021,800
    Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ......................................          2,000,000        2,012,260
    Mercer County IDA Water Facilities Revenue, NATL Insured, 6.00%, 7/01/30 .............          5,000,000        5,002,600
    Monroe County Hospital Authority Revenue, Hospital, Pocono Medical Center,
       5.00%, 1/01/27 ....................................................................          1,000,000          959,270
       5.125%, 1/01/37 ...................................................................          2,000,000        1,830,140
       5.25%, 1/01/43 ....................................................................          2,000,000        1,824,400
    Montgomery County GO, 5.00%, 9/15/22 .................................................          3,335,000        3,456,561
    Montgomery County IDA Retirement Community Revenue, ACTS Retirement-Life Communities
       Inc. Obligated Group,
       5.25%, 11/15/28 ...................................................................          5,000,000        4,726,150
       Refunding, Series B, 5.00%, 11/15/22 ..............................................          1,000,000          950,260
    Montour School District GO, FSA Insured, 5.00%,
       4/01/32 ...........................................................................          5,000,000        5,168,300
       4/01/37 ...........................................................................         12,500,000       12,783,500
    Mount Lebanon School District GO, Series A, 5.00%, 2/15/34 ...........................          6,000,000        6,313,740
    Muhlenberg School District GO, Series AA, FGIC Insured, Pre-Refunded, 6.00%, 9/01/23 .          4,000,000        4,115,400
    Norristown Area School District GO, FGIC Insured, Pre-Refunded, 5.00%, 9/01/27 .......          5,000,000        5,602,750
    Northampton Borough Municipal Authority Water Revenue, NATL Insured,
       5.00%, 5/15/34 ....................................................................            445,000          447,140
       Pre-Refunded, 5.00%, 5/15/34 ......................................................          1,955,000        2,254,897
    Northampton County General Purpose Authority Hospital Revenue, St. Luke's Hospital
       Project, Series A, 5.50%, 8/15/35 .................................................         10,000,000        9,945,400
    Northampton County General Purpose Authority Revenue,
       Higher Education, Lehigh University, 5.00%, 11/15/39 ..............................         20,000,000       20,791,000
       Lafayette College, Refunding, 5.00%, 11/01/34 .....................................         20,000,000       20,753,200
    Northeastern York School District GO, Series B, FGIC Insured, 5.00%,
       4/01/30 ...........................................................................          1,000,000        1,033,050
       4/01/31 ...........................................................................          2,000,000        2,056,300


                               Annual Report | 223

Franklin Tax-Free Trust

    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT        VALUE
    ------------------------------------------                                               ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Norwin School District GO,
       FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ........................................   $      5,000,000   $    5,022,500
       FSA Insured, 5.00%, 4/01/37 .......................................................         10,000,000       10,251,100
       FSA Insured, Pre-Refunded, 5.00%, 4/01/35 .........................................          3,000,000        3,529,500
       Series A, NATL Insured, 5.00%, 4/01/30 ............................................          1,000,000        1,006,210
    Owen J. Roberts School District GO, FSA Insured, 5.00%, 9/01/36 ......................          2,710,000        2,805,853
    Pennsbury School District GO, FGIC Insured, Pre-Refunded, 5.00%, 1/15/22 .............          2,835,000        3,117,791
    Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
       Allegheny Energy Supply Co., LLC Project, 7.00%, 7/15/39 ..........................         10,000,000       11,194,500
    Pennsylvania Economic Development Financing Authority Revenue, Lincoln University,
       Series A, FGIC Insured, 5.00%, 6/01/33 ............................................          3,325,000        3,344,950
    Pennsylvania Economic Development Financing Authority Water Facility Revenue, American
       Water Co. Project, 6.20%, 4/01/39 .................................................         10,000,000       10,671,100
    Pennsylvania HFA, SFMR, Refunding,
       Series 103C, 5.45%, 10/01/38 ......................................................         10,000,000       10,334,700
       Series 105C, 4.875%, 10/01/34 .....................................................         25,000,000       25,099,250
    Pennsylvania HFAR,
       Future Income Growth Securities, SFM, Series 64, 5.25%, 4/01/30 ...................          3,050,000        3,050,122
       SFM, Refunding, Series 63A, zero cpn., 4/01/30 ....................................         10,725,000        3,453,128
       SFM, Refunding, Series 72A, 5.25%, 4/01/21 ........................................          5,790,000        5,805,749
    Pennsylvania State GO,
       Second Series, 5.00%, 4/15/23 .....................................................         10,000,000       11,311,900
       Second Series A, 5.00%, 8/01/25 ...................................................          5,000,000        5,489,150
    Pennsylvania State Higher Educational Facilities Authority College and University
       Revenues, Drexel University, NATL Insured, 5.75%, 5/01/22 .........................          3,095,000        3,097,383
       Marywood University Project, NATL Insured, Pre-Refunded, 5.65%, 6/01/25 ...........          2,500,000        2,532,275
    Pennsylvania State Higher Educational Facilities Authority Revenue,
       Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ................................          1,500,000        1,510,845
       Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37 ......................          5,000,000        5,184,050
       Drexel University, Series A, 5.00%, 5/01/20 .......................................          1,485,000        1,521,308
       Drexel University, Series A, 5.20%, 5/01/29 .......................................            750,000          759,413
       Drexel University, Series A, NATL Insured, 5.00%, 5/01/37 .........................         25,525,000       25,765,956
       La Salle University, Series A, 5.00%, 5/01/37 .....................................          2,500,000        2,344,675
       Philadelphia University, Refunding, 5.00%, 6/01/30 ................................          2,295,000        2,111,056
       State System of Higher Education, NATL Insured, 5.00%, 6/15/37 ....................          7,000,000        7,171,150
       Temple University, Refunding, NATL Insured, 5.00%, 4/01/28 ........................          5,000,000        5,131,450
       Temple University, Refunding, NATL Insured, 5.00%, 4/01/33 ........................         10,000,000       10,119,700
       Trustees University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/38 ..........          5,000,000        5,151,400
       University of Pennsylvania Health System, Refunding, Series B, 6.00%, 8/15/26 .....          5,000,000        5,687,850
       (a) University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31 .............         13,000,000       12,983,360
       University Sciences Philadelphia, Assured Guaranty, 5.00%, 11/01/32 ...............          5,000,000        5,170,150
       University Sciences Philadelphia, Refunding, Series A, XLCA Insured, 5.00%,
          11/01/36 .......................................................................          8,315,000        8,352,002
       Widener University, 5.00%, 7/15/31 ................................................            500,000          456,465
       Widener University, 5.00%, 7/15/39 ................................................          5,750,000        5,141,535
    Pennsylvania State Public School Building Authority Community College Revenue,
       Community College Philadelphia Project, 6.00%, 6/15/28 ............................          5,000,000        5,406,850


                               224 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT        VALUE
    ------------------------------------------                                               ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Pennsylvania State Public School Building Authority Lease Revenue, School District of
       Philadelphia Project,
       FSA Insured, Pre-Refunded, 5.00%, 6/01/33 .........................................   $     15,000,000   $   16,941,300
       Refunding, Series B, FSA Insured, 4.75%, 6/01/30 ..................................          5,000,000        4,967,500
    Pennsylvania State Public School Building Authority Revenue,
       Career Institute of Technology, FGIC Insured, 5.00%, 11/15/28 .....................          1,000,000        1,019,170
       Central Montgomery County Area, FGIC Insured, 5.00%, 5/15/24 ......................          2,500,000        2,607,425
    Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B, NATL
       Insured, 5.00%, 12/01/24 ..........................................................          1,655,000        1,691,112
       Pre-Refunded, 5.00%, 12/01/31 .....................................................          5,000,000        5,713,350
    Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
       7/15/31 ...........................................................................         10,000,000       10,725,700
    Pennsylvania State Turnpike Commission Turnpike Revenue,
       5.125%, 12/01/40 ..................................................................         16,860,000       17,045,629
       Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38 .............          5,000,000        5,626,050
       Series A, AMBAC Insured, 5.00%, 12/01/34 ..........................................          5,000,000        5,079,750
       Series R, AMBAC Insured, 5.00%, 12/01/26 ..........................................          2,000,000        2,059,780
       Series R, AMBAC Insured, 5.00%, 12/01/30 ..........................................         11,125,000       11,389,219
       sub. bond, Series A, Assured Guaranty, 5.00%, 6/01/39 .............................         20,000,000       20,160,800
    Pennsylvania State University Revenue, 5.00%, 9/01/35 ................................          1,000,000        1,031,460
    Philadelphia Authority for IDR,
       Cultural and Commercial Corridors Program, Series A, FGIC Insured, 5.00%, 12/01/23           6,205,000        6,225,663
       Cultural and Commercial Corridors Program, Series A, FGIC Insured, 5.00%, 12/01/25           5,690,000        5,634,522
       Please Touch Museum Project, 5.25%, 9/01/36 .......................................          7,210,000        5,861,009
       Series B, AMBAC Insured, 5.25%, 7/01/31 ...........................................          2,000,000        1,881,720
    Philadelphia Gas Works Revenue, Twelfth Series B, NATL Insured, ETM, 7.00%, 5/15/20 ..            835,000        1,009,707
    Philadelphia GO,
       Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25 ............................          5,000,000        5,260,950
       Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26 .............................          5,000,000        5,316,500
       Series B, Assured Guaranty, 7.125%, 7/15/38 .......................................         10,000,000       11,540,100
    Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue,
       Temple University Health System, Refunding, Series A,
       5.50%, 7/01/30 ....................................................................          5,000,000        4,450,150
       5.00%, 7/01/34 ....................................................................          5,000,000        4,011,550
    Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured,
       5.00%, 12/01/21 ...................................................................          5,000,000        5,206,450
    Philadelphia IDA Lease Revenue, Series B, FSA Insured, Pre-Refunded, 5.125%,
       10/01/26 ..........................................................................         12,000,000       12,978,240
    Philadelphia Municipal Authority Revenue, Lease, 6.50%,
       4/01/34 ...........................................................................          3,250,000        3,410,972
       4/01/39 ...........................................................................          2,500,000        2,613,050
    Philadelphia RDAR, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
       4/15/31 ...........................................................................         14,565,000       13,490,540
    Philadelphia School District GO,
       Series C, NATL Insured, Pre-Refunded, 5.75%, 3/01/29 ..............................          8,000,000        8,000,000
       Series D, FGIC Insured, Pre-Refunded, 5.125%, 6/01/34 .............................          5,000,000        5,800,650
       Series E, 6.00%, 9/01/38 ..........................................................          5,000,000        5,371,250


                               Annual Report | 225

Franklin Tax-Free Trust

    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT        VALUE
    ------------------------------------------                                               ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Philadelphia Water and Wastewater Revenue, Series A,
       5.25%, 1/01/36 ....................................................................   $      3,000,000   $    3,067,830
       FGIC Insured, 5.00%, 11/01/31 .....................................................          2,765,000        2,781,922
       FSA Insured, 5.00%, 7/01/28 .......................................................          4,000,000        4,122,200
       FSA Insured, 5.00%, 7/01/29 .......................................................         11,645,000       11,950,681
    Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded,
       6.00%, 12/01/24 ...................................................................          2,000,000        2,028,020
    Pittsburgh Urban RDA Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 ........          1,295,000        1,295,363
    Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ......            690,000          789,464
    Plum Boro School District GO, FGIC Insured, Pre-Refunded, 5.25%, 9/15/30 .............          8,870,000        9,505,624
    Reading Area Water Authority Water Revenue, FSA Insured, 5.00%, 12/01/27 .............          3,400,000        3,579,010
    Reading GO, FSA Insured, 6.00%, 11/01/28 .............................................          2,000,000        2,174,200
    Reading School District GO, FSA Insured, 5.00%, 1/15/36 ..............................          8,500,000        8,747,435
    Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System,
       Refunding, Series A, 5.875%, 12/01/31 .............................................            555,000          566,122
       Series A, Pre-Refunded, 5.875%, 12/01/31 ..........................................          1,945,000        2,136,252
    Scranton School District GO,
       Series A, FSA Insured, 5.00%, 7/15/38 .............................................          5,430,000        5,532,193
       Series C, FSA Insured, 5.00%, 7/15/38 .............................................          5,000,000        5,094,100
    Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton,
       XLCA Insured, 5.00%, 11/01/37 .....................................................          8,125,000        7,969,244
    Seneca Valley School District GO, NATL Insured, Pre-Refunded, 5.375%, 1/01/21 ........          2,000,000        2,172,560
    Snyder County Higher Education Authority University Revenue, Susquehanna University
       Project, 5.00%, 1/01/38 ...........................................................          4,000,000        4,024,080
    Southcentral General Authority Revenue,
       WellSpan Health Obligated Group, NATL Insured, ETM, 5.25%, 5/15/31 ................          1,875,000        1,942,819
       WellSpan Health Obligated Group, NATL Insured, Pre-Refunded, 5.25%, 5/15/31 .......          8,125,000        8,677,094
       WellSpan Health Obligated Group, Refunding, Series A, 6.00%, 6/01/25 ..............         10,000,000       11,066,400
       York College of Pennsylvania, Associates, XLCA Insured, 5.00%, 5/01/37 ............          1,090,000        1,094,480
    Southern Lehigh School District GO, Series A, FGIC Insured, Pre-Refunded, 5.00%,
       9/01/25 ...........................................................................          6,900,000        7,643,268
    Southmoreland School District GO, NATL Insured, 5.00%, 4/01/27 .......................          5,025,000        5,253,688
    State Public School Building Authority College Revenue,
       Delaware County Community College Project, FSA Insured, 5.00%, 10/01/32 ...........          1,000,000        1,044,530
       Montgomery County Community College, FSA Insured, 5.00%, 5/01/28 ..................          1,225,000        1,321,016
       Westmoreland County Community College, FGIC Insured, 5.25%, 10/15/22 ..............          2,170,000        2,227,961
    State Public School Building Authority School Revenue, Harrisburg School District
       Project, Series A, Assured Guaranty, 5.00%, 11/15/33 ..............................          5,000,000        5,080,750
    Susquehanna Area Regional Airport Authority Airport System Revenue,
       Refunding, Series A, AMBAC Insured, 5.00%, 1/01/28 ................................          2,000,000        1,663,660
       Series A, 6.50%, 1/01/38 ..........................................................          4,000,000        3,860,160
    University of Pittsburgh of the Commonwealth System of Higher Education Revenue,
       Capital Project, Series B, 5.00%, 9/15/31 .........................................         10,000,000       10,634,800
       University Capital Project, Refunding, Series B, 5.25%, 9/15/27 ...................          9,500,000       10,625,180
       University Capital Project, Refunding, Series C, 5.00%, 9/15/35 ...................          9,500,000        9,985,070
    Upper St. Clair Township School District GO,
       FSA Insured, Pre-Refunded, 5.00%, 7/15/28 .........................................            465,000          508,505
       Refunding, FSA Insured, 5.00%, 7/15/28 ............................................            535,000          548,402


                               226 | Annual Report

Franklin Tax-Free Trust

    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT        VALUE
    ------------------------------------------                                               ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Washington County GO,
       Refunding, Series A, AMBAC Insured, 5.125%, 9/01/27 ...............................   $      4,295,000   $    4,422,003
       Series A, AMBAC Insured, Pre-Refunded, 5.125%, 9/01/27 ............................            705,000          783,121
    West Allegheny School District GO, Refunding, Series D, FGIC Insured, 4.75%,
       9/01/19 ...........................................................................          2,000,000        2,045,820
       9/01/20 ...........................................................................          3,805,000        3,882,584
    West Mifflin Area School District GO, FSA Insured, 5.125%, 4/01/31 ...................          1,000,000        1,061,570
    Whitehall Coplay School District GO, Series A, FSA Insured, 5.375%, 11/15/34 .........          6,000,000        6,372,960
    Wilkes-Barre Finance Authority Revenue, Wilkes University Project, Refunding, 5.00%,
       3/01/37 ...........................................................................          4,500,000        4,120,560
    Wyoming Area School District GO, Refunding, Series A, NATL Insured, 5.00%, 9/01/26 ...          5,005,000        5,231,426
                                                                                                                --------------
                                                                                                                 1,092,520,604
                                                                                                                --------------
    U.S. TERRITORIES 10.8%
    PUERTO RICO 10.0%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/44 ....................................................................          2,100,000        2,152,290
    Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series A-4, FSA Insured, 5.25%, 7/01/30 ............          5,000,000        5,239,600
       Public Improvement, Series A, 5.00%, 7/01/29 ......................................          4,000,000        3,786,240
       Public Improvement, Series A, 5.00%, 7/01/33 ......................................         13,960,000       12,807,602
       Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/33 ........................         14,000,000       15,907,080
       Series A, 5.00%, 7/01/28 ..........................................................          5,000,000        4,779,950
       Series A, 5.25%, 7/01/37 ..........................................................         10,000,000        9,458,900
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       Series B, 5.00%, 7/01/37 ..........................................................          7,010,000        6,342,858
    Puerto Rico Electric Power Authority Power Revenue, Series TT, 5.00%, 7/01/32 ........          5,100,000        4,972,398
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, 5.00%, 7/01/36 ..          5,950,000        5,400,220
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first sub., Series A,
       5.375%, 8/01/39 ...................................................................         20,000,000       20,006,600
       6.00%, 8/01/42 ....................................................................         34,000,000       35,564,340
                                                                                                                --------------
                                                                                                                   126,418,078
                                                                                                                --------------
    U.S. VIRGIN ISLANDS 0.8%
    Virgin Islands PFAR,
       Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ...................          5,000,000        4,709,450
       senior lien, Refunding, Series B, 5.00%, 10/01/25 .................................          5,500,000        5,533,055
                                                                                                                --------------
                                                                                                                    10,242,505
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                         136,660,583
                                                                                                                --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,195,422,371) .............................................................                       1,229,181,187
                                                                                                                --------------
    SHORT TERM INVESTMENTS 1.7%
    MUNICIPAL BONDS 1.7%
    PENNSYLVANIA 1.5%
(b) Geisinger Authority Health System Revenue, Geisinger Health System, Refunding,
       Series A, Daily VRDN and Put, 0.14%, 5/15/35 ......................................         18,800,000       18,800,000
                                                                                                                --------------


                               Annual Report | 227

Franklin Tax-Free Trust

    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT        VALUE
    ------------------------------------------                                               ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.2%
    PUERTO RICO 0.2%
(b) Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series B, Daily VRDN and Put, 0.12%, 7/01/32 .......   $      1,235,000   $    1,235,000
       Refunding, Series A-6, Daily VRDN and Put, 0.12%, 7/01/33 .........................          1,000,000        1,000,000
                                                                                                                --------------
    TOTAL U.S. TERRITORIES ...............................................................                           2,235,000
                                                                                                                --------------
    TOTAL SHORT TERM INVESTMENTS (COST $21,035,000) ......................................                          21,035,000
                                                                                                                --------------
    TOTAL INVESTMENTS (COST $1,216,457,371) 99.0% ........................................                       1,250,216,187
    OTHER ASSETS, LESS LIABILITIES 1.0% ..................................................                          12,739,039
                                                                                                                --------------
    NET ASSETS 100.0% ....................................................................                      $1,262,955,226
                                                                                                                ==============

See Abbreviations on page 263.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               228 | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2010

                                                      FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                                                       ARIZONA        COLORADO      CONNECTICUT      DOUBLE
                                                      TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE
                                                     INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND
                                                   --------------   ------------   ------------   ------------
Assets:
   Investments in securities:
      Cost .....................................   $1,083,060,895   $671,994,877   $498,105,905   $586,488,609
                                                   ==============   ============   ============   ============
      Value ....................................   $1,095,128,260   $685,309,708   $505,680,674   $588,240,389
   Cash ........................................           91,514         54,862         13,878      6,475,845
   Receivables:
      Capital shares sold ......................        1,300,409      1,918,640      1,139,958      1,978,860
      Interest .................................       11,663,880      9,565,439      4,929,322      6,026,936
   Other assets ................................            3,041          1,861          1,359          1,601
                                                   --------------   ------------   ------------   ------------
         Total assets ..........................    1,108,187,104    696,850,510    511,765,191    602,723,631
                                                   --------------   ------------   ------------   ------------
Liabilities:
   Payables:
      Capital shares redeemed ..................        1,367,831        802,288        989,964      1,090,388
      Affiliates ...............................          584,767        392,501        296,961        343,848
      Distributions to shareholders ............        1,009,308        617,421        246,602        542,487
   Accrued expenses and other liabilities ......          103,678        101,577         73,791         90,546
                                                   --------------   ------------   ------------   ------------
         Total liabilities .....................        3,065,584      1,913,787      1,607,318      2,067,269
                                                   --------------   ------------   ------------   ------------
            Net assets, at value ...............   $1,105,121,520   $694,936,723   $510,157,873   $600,656,362
                                                   ==============   ============   ============   ============
Net assets consist of:
   Paid-in capital .............................   $1,109,245,783   $689,474,254   $505,151,115   $604,810,972
   Undistributed net investment income
      (distributions in excess of net
      investment income) .......................           63,413       (253,678)       365,951        456,117
   Net unrealized appreciation (depreciation) ..       12,067,365     13,314,831      7,574,769      1,751,780
   Accumulated net realized gain (loss) ........      (16,255,041)    (7,598,684)    (2,933,962)    (6,362,507)
                                                   --------------   ------------   ------------   ------------
            Net assets, at value ...............   $1,105,121,520   $694,936,723   $510,157,873   $600,656,362
                                                   ==============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 229

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010

                                                      FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN
                                                       ARIZONA       COLORADO      CONNECTICUT      DOUBLE
                                                      TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE
                                                     INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND
                                                    ------------   ------------   ------------   ------------
CLASS A:
   Net assets, at value .........................   $982,079,871   $565,222,200   $405,069,757   $507,856,227
                                                    ------------   ------------   ------------   ------------
   Shares outstanding ...........................     91,120,019     48,501,041     37,232,439     43,921,491
                                                    ------------   ------------   ------------   ------------
   Net asset value per share(a) .................   $      10.78   $      11.65   $      10.88   $      11.56
                                                    ------------   ------------   ------------   ------------
   Maximum offering price per share (net asset
      value per share / 95.75%) .................   $      11.26   $      12.17   $      11.36   $      12.07
                                                    ------------   ------------   ------------   ------------
CLASS B:
   Net assets, at value .........................   $  8,832,717             --             --             --
                                                    ------------   ------------   ------------   ------------
   Shares outstanding ...........................        814,429             --             --             --
                                                    ------------   ------------   ------------   ------------
   Net asset value and maximum offering price per
      share(a) ..................................   $      10.85             --             --             --
                                                    ------------   ------------   ------------   ------------
CLASS C:
   Net assets, at value .........................   $109,678,840   $118,648,334   $ 94,058,397   $ 90,262,037
                                                    ------------   ------------   ------------   ------------
   Shares outstanding ...........................     10,055,978     10,093,260      8,595,325      7,776,028
                                                    ------------   ------------   ------------   ------------
   Net asset value and maximum offering price per
      share(a) ..................................   $      10.91   $      11.76   $      10.94   $      11.61
                                                    ------------   ------------   ------------   ------------
ADVISOR CLASS:
   Net assets, at value .........................   $  4,530,092   $ 11,066,189   $ 11,029,719   $  2,538,098
                                                    ------------   ------------   ------------   ------------
   Shares outstanding ...........................        419,586        949,789      1,014,540        219,339
                                                    ------------   ------------   ------------   ------------
   Net asset value and maximum offering price per
      share .....................................   $      10.80   $      11.65   $      10.87   $      11.57
                                                    ------------   ------------   ------------   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               230 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010

                                                    FRANKLIN FEDERAL   FRANKLIN FEDERAL      FRANKLIN         FRANKLIN
                                                   INTERMEDIATE-TERM     LIMITED-TERM       HIGH YIELD       NEW JERSEY
                                                        TAX-FREE           TAX-FREE          TAX-FREE         TAX-FREE
                                                      INCOME FUND         INCOME FUND       INCOME FUND      INCOME FUND
                                                   -----------------   ----------------   --------------   --------------
Assets:
   Investments in securities:
      Cost .....................................    $1,738,251,479       $377,150,735     $7,140,559,048   $1,516,024,018
                                                    ==============       ============     ==============   ==============
      Value ....................................    $1,802,250,933       $385,624,544     $7,123,494,148   $1,554,179,699
   Cash ........................................           330,064            114,704            638,061          393,158
   Receivables:
      Capital shares sold ......................        14,593,700          6,270,355         27,556,617        4,028,783
      Interest .................................        19,008,365          3,096,693        109,292,025       16,775,666
   Other assets ................................             4,501                920             18,952            4,275
                                                    --------------       ------------     --------------   --------------
         Total assets ..........................     1,836,187,563        395,107,216      7,260,999,803    1,575,381,581
                                                    --------------       ------------     --------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ..........        37,614,780         13,542,600         69,461,705               --
      Capital shares redeemed ..................         3,227,179            704,161         12,039,371        1,182,913
      Affiliates ...............................           955,492             96,572          3,796,516          893,443
      Distributions to shareholders ............         1,342,410            169,023          4,325,887          779,124
   Accrued expenses and other liabilities ......           248,139             73,242            764,984          200,270
                                                    --------------       ------------     --------------   --------------
         Total liabilities .....................        43,388,000         14,585,598         90,388,463        3,055,750
                                                    --------------       ------------     --------------   --------------
            Net assets, at value ...............    $1,792,799,563       $380,521,618     $7,170,611,340   $1,572,325,831
                                                    ==============       ============     ==============   ==============
Net assets consist of:
   Paid-in capital .............................    $1,740,333,346       $372,628,036     $7,538,638,214   $1,533,420,789
   Undistributed net investment income
      (distributions in excess of net
      investment income) .......................          (853,001)            98,615          7,890,940        2,328,171
   Net unrealized appreciation (depreciation) ..        63,999,454          8,473,809        (17,064,900)      38,155,681
   Accumulated net realized gain (loss) ........       (10,680,236)          (678,842)      (358,852,914)      (1,578,810)
                                                    --------------       ------------     --------------   --------------
            Net assets, at value ...............    $1,792,799,563       $380,521,618     $7,170,611,340   $1,572,325,831
                                                    ==============       ============     ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 231

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010

                                                 FRANKLIN FEDERAL   FRANKLIN FEDERAL      FRANKLIN         FRANKLIN
                                                INTERMEDIATE-TERM     LIMITED-TERM       HIGH YIELD       NEW JERSEY
                                                     TAX-FREE          TAX-FREE           TAX-FREE         TAX-FREE
                                                   INCOME FUND         INCOME FUND       INCOME FUND      INCOME FUND
                                                -----------------   ----------------   --------------   --------------
CLASS A:
   Net assets, at value .....................     $1,390,805,425      $380,521,618     $5,477,709,604   $1,230,689,416
                                                  --------------      ------------     --------------   --------------
   Shares outstanding .......................        120,038,781        36,775,301        548,346,510      102,624,944
                                                  --------------      ------------     --------------   --------------
   Net asset value per share(a) .............     $        11.59      $      10.35     $         9.99   $        11.99
                                                  --------------      ------------     --------------   --------------
   Maximum offering price per share (net
      asset value per share / 97.75%, 97.75%,
      95.75% and 95.75%, respectively) ......     $        11.86      $      10.59     $        10.43   $        12.52
                                                  --------------      ------------     --------------   --------------
CLASS B:
   Net assets, at value .....................                 --                --     $   68,462,832   $   34,898,766
                                                  --------------      ------------     --------------   --------------
   Shares outstanding .......................                 --                --          6,803,228        2,892,370
                                                  --------------      ------------     --------------   --------------
   Net asset value and maximum offering price
      per share(a) ..........................                 --                --     $        10.06   $        12.07
                                                  --------------      ------------     --------------   --------------
CLASS C:
   Net assets, at value .....................     $  257,249,049                --     $1,002,984,556   $  292,947,096
                                                  --------------      ------------     --------------   --------------
   Shares outstanding .......................         22,153,073                --         99,108,712       24,199,170
                                                  --------------      ------------     --------------   --------------
   Net asset value and maximum offering price
      per share(a) ..........................     $        11.61                --     $        10.12   $        12.11
                                                  --------------      ------------     --------------   --------------
ADVISOR CLASS:
   Net assets, at value .....................     $  144,745,089                --     $  621,454,348   $   13,790,553
                                                  --------------      ------------     --------------   --------------
   Shares outstanding .......................         12,475,209                --         62,039,852        1,149,908
                                                  --------------      ------------     --------------   --------------
   Net asset value and maximum offering price
      per share .............................     $        11.60                --     $        10.02   $        11.99
                                                  --------------      ------------     --------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               232 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010

                                                          FRANKLIN         FRANKLIN
                                                           OREGON        PENNSYLVANIA
                                                          TAX-FREE         TAX-FREE
                                                         INCOME FUND      INCOME FUND
                                                       --------------   --------------
Assets:
   Investments in securities:
      Cost .........................................   $1,110,871,696   $1,216,457,371
                                                       ==============   ==============
      Value ........................................   $1,151,080,236   $1,250,216,187
   Cash ............................................          858,888        3,000,630
   Receivables:
      Investment securities sold ...................               --        2,993,523
      Capital shares sold ..........................        3,433,868        5,346,580
      Interest .....................................       12,057,307       17,490,773
   Other assets ....................................            3,097            3,349
                                                       --------------   --------------
         Total assets ..............................    1,167,433,396    1,279,051,042
                                                       --------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ..............        7,387,575       12,870,800
      Capital shares redeemed ......................        1,987,624        1,237,918
      Affiliates ...................................          636,406          715,164
      Distributions to shareholders ................          542,518        1,106,290
   Accrued expenses and other liabilities ..........          134,948          165,644
                                                       --------------   --------------
         Total liabilities .........................       10,689,071       16,095,816
                                                       --------------   --------------
            Net assets, at value ...................   $1,156,744,325   $1,262,955,226
                                                       ==============   ==============
Net assets consist of:
   Paid-in capital .................................   $1,117,654,184   $1,233,568,923
   Undistributed net investment income .............        2,521,506          766,851
   Net unrealized appreciation (depreciation) ......       40,208,540       33,758,816
   Accumulated net realized gain (loss) ............       (3,639,905)      (5,139,364)
                                                       --------------   --------------
            Net assets, at value ...................   $1,156,744,325   $1,262,955,226
                                                       ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 233

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2010

                                                                  FRANKLIN        FRANKLIN
                                                                   OREGON       PENNSYLVANIA
                                                                  TAX-FREE        TAX-FREE
                                                                 INCOME FUND     INCOME FUND
                                                                ------------   --------------
CLASS A:
   Net assets, at value .....................................   $954,859,699   $1,016,824,330
                                                                ------------   --------------
   Shares outstanding .......................................     80,451,629       99,026,718
                                                                ------------   --------------
   Net asset value per share(a) .............................   $      11.87   $        10.27
                                                                ------------   --------------
   Maximum offering price per share (net asset value per
      share / 95.75%) .......................................   $      12.40   $        10.73
                                                                ------------   --------------
CLASS B:
   Net assets, at value .....................................             --   $   21,977,185
                                                                ------------   --------------
   Shares outstanding .......................................             --        2,132,845
                                                                ------------   --------------
   Net asset value and maximum offering price per share(a) ..             --   $        10.30
CLASS C:
   Net assets, at value .....................................   $195,473,012   $  217,322,000
                                                                ------------   --------------
   Shares outstanding .......................................     16,285,641       20,972,566
                                                                ------------   --------------
   Net asset value and maximum offering price per share(a) ..   $      12.00   $        10.36
                                                                ------------   --------------
ADVISOR CLASS:
   Net assets, at value .....................................   $  6,411,614   $    6,831,711
                                                                ------------   --------------
   Shares outstanding .......................................        540,076          665,137
                                                                ------------   --------------
   Net asset value and maximum offering price per share .....   $      11.87   $        10.27
                                                                ------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               234 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2010

                                                         FRANKLIN       FRANKLIN     FRANKLIN      FRANKLIN
                                                          ARIZONA       COLORADO    CONNECTICUT     DOUBLE
                                                         TAX-FREE       TAX-FREE     TAX-FREE      TAX-FREE
                                                        INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                       ------------   -----------   -----------   -----------
Investment income:
   Interest ........................................   $ 55,783,393   $31,949,999   $22,681,446   $29,559,959
                                                       ------------   -----------   -----------   -----------
Expenses:
   Management fees (Note 3a) .......................      5,116,990     3,071,881     2,328,317     2,762,765
   Distribution fees: (Note 3c)
      Class A ......................................        966,417       520,549       363,606       474,239
      Class B ......................................         74,893            --            --            --
      Class C ......................................        624,737       607,203       535,404       515,806
   Transfer agent fees (Note 3e) ...................        316,210       257,961       162,327       290,281
   Custodian fees ..................................         15,082         8,781         6,356         7,667
   Reports to shareholders .........................         51,278        39,631        27,146        46,067
   Registration and filing fees ....................         32,197        22,418        21,588        77,582
   Professional fees ...............................         41,818        34,780        34,464        30,970
   Trustees' fees and expenses .....................          8,672         4,832         3,601         4,472
   Other ...........................................         72,915        51,093        47,341        45,209
                                                       ------------   -----------   -----------   -----------
         Total expenses ............................      7,321,209     4,619,129     3,530,150     4,255,058
                                                       ------------   -----------   -----------   -----------
            Net investment income ..................     48,462,184    27,330,870    19,151,296    25,304,901
                                                       ------------   -----------   -----------   -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .......        471,301    (2,007,681)      196,305    (3,751,188)
   Net change in unrealized appreciation
      (depreciation) on investments ................     60,709,625    47,793,095    28,939,594    53,797,175
                                                       ------------   -----------   -----------   -----------
Net realized and unrealized gain (loss) ............     61,180,926    45,785,414    29,135,899    50,045,987
                                                       ------------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
   from operations .................................   $109,643,110   $73,116,284   $48,287,195   $75,350,888
                                                       ============   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 235

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2010

                                                                                 FRANKLIN
                                                            FRANKLIN FEDERAL      FEDERAL        FRANKLIN        FRANKLIN
                                                           INTERMEDIATE-TERM   LIMITED-TERM     HIGH YIELD      NEW JERSEY
                                                               TAX-FREE          TAX-FREE        TAX-FREE        TAX-FREE
                                                              INCOME FUND      INCOME FUND      INCOME FUND     INCOME FUND
                                                           -----------------   ------------   --------------   ------------
Investment income:
   Interest ............................................      $ 59,864,183      $ 7,514,378   $  392,497,703   $ 73,941,728
                                                              ------------      -----------   --------------   ------------
Expenses:
   Management fees (Note 3a) ...........................         6,480,023        1,232,320       28,734,257      6,875,974
   Administrative fees (Note 3b) .......................                --          529,241               --             --
   Distribution fees: (Note 3c)
      Class A ..........................................         1,088,756          388,023        4,794,007      1,162,384
      Class B ..........................................                --               --          517,690        271,188
      Class C ..........................................         1,082,349               --        5,429,627      1,621,553
   Transfer agent fees (Note 3e) .......................           777,161           81,423        3,095,356        607,705
   Custodian fees ......................................            18,401            3,894           87,524         20,650
   Reports to shareholders .............................           128,670           16,817          471,838         97,367
   Registration and filing fees ........................           173,284           69,836          401,601         31,972
   Professional fees ...................................            46,410           30,841          105,350         60,149
   Trustees' fees and expenses .........................             9,874            1,913           48,094         11,630
   Other ...............................................           103,872           63,430          350,665        100,133
                                                              ------------      -----------   --------------   ------------
         Total expenses ................................         9,908,800        2,417,738       44,036,009     10,860,705
         Expenses waived/paid by affiliates (Note 3f) ..                --       (1,095,170)              --             --
                                                              ------------      -----------   --------------   ------------
            Net expenses ...............................         9,908,800        1,322,568       44,036,009     10,860,705
                                                              ------------      -----------   --------------   ------------
               Net investment income ...................        49,955,383        6,191,810      348,461,694     63,081,023
                                                              ------------      -----------   --------------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...........          (224,628)          (2,816)      (8,206,383)     1,286,652
   Net change in unrealized appreciation
      (depreciation) on investments ....................        71,629,053        6,454,025      818,536,691     82,802,325
                                                              ------------      -----------   --------------   ------------
Net realized and unrealized gain (loss) ................        71,404,425        6,451,209      810,330,308     84,088,977
                                                              ------------      -----------   --------------   ------------
Net increase (decrease) in net assets resulting
   from operations .....................................      $121,359,808      $12,643,019   $1,158,792,002   $147,170,000
                                                              ============      ===========   ==============   ============

   The accompanying notes are an integral part of these financial statements.


                               236 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2010

                                                                              FRANKLIN       FRANKLIN
                                                                               OREGON      PENNSYLVANIA
                                                                              TAX-FREE       TAX-FREE
                                                                            INCOME FUND     INCOME FUND
                                                                            ------------   ------------
Investment income:
   Interest .............................................................   $ 50,701,735   $ 56,615,975
                                                                            ------------   ------------
Expenses:
   Management fees (Note 3a) ............................................      4,964,061      5,321,453
   Distribution fees: (Note 3c)
      Class A ...........................................................        874,250        890,001
      Class B ...........................................................             --        172,291
      Class C ...........................................................      1,030,596      1,129,189
   Transfer agent fees (Note 3e) ........................................        351,687        530,276
   Custodian fees .......................................................         14,449         15,634
   Reports to shareholders ..............................................         57,317         79,767
   Registration and filing fees .........................................         20,798         25,159
   Professional fees ....................................................         48,510         50,446
   Trustees' fees and expenses ..........................................          8,119          8,723
   Other ................................................................         82,250         87,166
                                                                            ------------   ------------
      Total expenses ....................................................      7,452,037      8,310,105
                                                                            ------------   ------------
         Net investment income ..........................................     43,249,698     48,305,870
                                                                            ------------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ............................        409,254     (3,602,648)
   Net change in unrealized appreciation (depreciation) on investments ..     57,465,171     70,449,288
                                                                            ------------   ------------
Net realized and unrealized gain (loss) .................................     57,874,425     66,846,640
                                                                            ------------   ------------
Net increase (decrease) in net assets resulting from operations .........   $101,124,123   $115,152,510
                                                                            ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 237

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                               FRANKLIN ARIZONA               FRANKLIN COLORADO
                                                             TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                       -------------------------------   ---------------------------
                                                           YEAR ENDED FEBRUARY 28,         YEAR ENDED FEBRUARY 28,
                                                       -------------------------------   ---------------------------
                                                            2010              2009           2010           2009
                                                       --------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $   48,462,184   $   47,092,985   $ 27,330,870   $ 24,302,683
      Net realized gain (loss) from investments ....          471,301        5,104,625     (2,007,681)      (476,720)
      Net change in unrealized appreciation
         (depreciation) on investments .............       60,709,625      (23,832,562)    47,793,095    (19,209,407)
                                                       --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ...........      109,643,110       28,365,048     73,116,284      4,616,556
                                                       --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................      (44,354,634)     (42,645,873)   (23,629,346)   (21,514,143)
         Class B ...................................         (475,572)        (645,470)            --             --
         Class C ...................................       (3,808,835)      (2,907,445)    (3,657,907)    (2,616,170)
         Advisor Class .............................         (100,591)            (148)      (256,588)            --
                                                       --------------   --------------   ------------   ------------
   Total distributions to shareholders .............      (48,739,632)     (46,198,936)   (27,543,841)   (24,130,313)
                                                       --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ...................................        7,004,893       22,129,364     61,406,089     37,449,907
         Class B ...................................       (6,160,267)      (3,377,558)            --             --
         Class C ...................................       25,629,866       15,704,782     42,805,349     15,881,168
         Advisor Class .............................        4,408,655            5,000     10,714,746             --
                                                       --------------   --------------   ------------   ------------
   Total capital share transactions ................       30,883,147       34,461,588    114,926,184     53,331,075
                                                       --------------   --------------   ------------   ------------
   Redemption fees .................................               --            1,058             --             71
                                                       --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets ..       91,786,625       16,628,758    160,498,627     33,817,389
Net assets:
   Beginning of year ...............................    1,013,334,895      996,706,137    534,438,096    500,620,707
                                                       --------------   --------------   ------------   ------------
   End of year .....................................   $1,105,121,520   $1,013,334,895   $694,936,723   $534,438,096
                                                       ==============   ==============   ============   ============
Undistributed net investment income (distributions
   in excess of net investment income)
   included in net assets:
      End of year ..................................   $       63,413   $      346,303   $   (253,678)  $    (40,520)
                                                       ==============   ==============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               238 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                           FRANKLIN CONNECTICUT            FRANKLIN DOUBLE
                                                           TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                       ---------------------------   ---------------------------
                                                          YEAR ENDED FEBRUARY 28,      YEAR ENDED FEBRUARY 28,
                                                       ---------------------------   ---------------------------
                                                           2010           2009            2010          2009
                                                       ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $ 19,151,296   $ 17,443,698   $ 25,304,901   $ 25,091,311
      Net realized gain (loss) from investments ....        196,305        256,393     (3,751,188)      (514,867)
      Net change in unrealized appreciation
         (depreciation) on investments .............     28,939,594    (11,406,182)    53,797,175    (32,138,084)
                                                       ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ...........     48,287,195      6,293,909     75,350,888     (7,561,640)
                                                       ------------   ------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................    (15,724,815)   (14,619,347)   (21,692,911)   (21,851,064)
         Class C ...................................     (3,014,176)    (2,439,850)    (3,172,160)    (2,889,132)
         Advisor Class .............................       (188,687)            --        (56,202)            --
                                                       ------------   ------------   ------------   ------------
   Total distributions to shareholders .............    (18,927,678)   (17,059,197)   (24,921,273)   (24,740,196)
                                                       ------------   ------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ...................................     42,790,870     31,280,348     (3,335,572)    33,331,759
         Class C ...................................     18,249,273     17,336,628     10,670,149      9,945,890
         Advisor Class .............................     10,872,072             --      2,416,475             --
                                                       ------------   ------------   ------------   ------------
   Total capital share transactions ................     71,912,215     48,616,976      9,751,052     43,277,649
                                                       ------------   ------------   ------------   ------------
   Redemption fees .................................             --            905             --              2
                                                       ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets ..    101,271,732     37,852,593     60,180,667     10,975,815
Net assets:
   Beginning of year ...............................    408,886,141    371,033,548    540,475,695    529,499,880
                                                       ------------   ------------   ------------   ------------
   End of year .....................................   $510,157,873   $408,886,141   $600,656,362   $540,475,695
                                                       ============   ============   ============   ============
Undistributed net investment income included
   in net assets:
      End of year ..................................   $    365,951   $    142,501   $    456,117   $     86,948
                                                       ============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 239

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              FRANKLIN FEDERAL              FRANKLIN FEDERAL
                                                              INTERMEDIATE-TERM               LIMITED-TERM
                                                            TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                       -----------------------------   ---------------------------
                                                           YEAR ENDED FEBRUARY 28,       YEAR ENDED FEBRUARY 28,
                                                       -----------------------------   ---------------------------
                                                            2010            2009           2010            2009
                                                       --------------   ------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $   49,955,383   $ 32,673,362   $  6,191,810   $  2,653,224
      Net realized gain (loss) from investments ....         (224,628)    (5,898,016)        (2,816)         1,360
      Net change in unrealized appreciation
         (depreciation) on investments .............       71,629,053        853,246      6,454,025      2,228,049
                                                       --------------   ------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ...........      121,359,808     27,628,592     12,643,019      4,882,633
                                                       --------------   ------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................      (42,673,788)   (30,459,619)    (6,244,991)    (2,560,784)
         Class C ...................................       (5,379,158)    (1,859,248)            --             --
         Advisor Class .............................       (2,705,120)       (15,691)            --             --
                                                       --------------   ------------   ------------   ------------
   Total distributions to shareholders .............      (50,758,066)   (32,334,558)    (6,244,991)    (2,560,784)
                                                       --------------   ------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ...................................      459,010,683    178,559,999    189,236,973    138,650,302
         Class C ...................................      157,438,425     56,328,454             --             --
         Advisor Class .............................      135,167,541      5,798,352             --             --
                                                       --------------   ------------   ------------   ------------
   Total capital share transactions ................      751,616,649    240,686,805    189,236,973    138,650,302
                                                       --------------   ------------   ------------   ------------
   Redemption fees .................................               --          4,722             --            195
                                                       --------------   ------------   ------------   ------------
            Net increase (decrease) in net assets ..      822,218,391    235,985,561    195,635,001    140,972,346
Net assets:
   Beginning of year ...............................      970,581,172    734,595,611    184,886,617     43,914,271
                                                       --------------   ------------   ------------   ------------
   End of year .....................................   $1,792,799,563   $970,581,172   $380,521,618   $184,886,617
                                                       ==============   ============   ============   ============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of year ..................................   $     (853,001)  $    (48,901)  $     98,615   $    142,853
                                                       ==============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               240 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              FRANKLIN HIGH YIELD             FRANKLIN NEW JERSEY
                                                             TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                       -------------------------------   -------------------------------
                                                            YEAR ENDED FEBRUARY 28,          YEAR ENDED FEBRUARY 28,
                                                       -------------------------------   -------------------------------
                                                            2010             2009             2010             2009
                                                       --------------   --------------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $  348,461,694   $  320,836,575   $   63,081,023   $   59,183,522
      Net realized gain (loss) from
      investments ..................................       (8,206,383)     (60,042,484)       1,286,652       (1,555,323)
      Net change in unrealized appreciation
         (depreciation) on investments .............      818,536,691     (704,879,658)      82,802,325      (27,966,668)
                                                       --------------   --------------   --------------   --------------
            Net increase (decrease) in net assets
               resulting from operations ...........    1,158,792,002     (444,085,567)     147,170,000       29,661,531
                                                       --------------   --------------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................     (284,270,838)    (265,600,315)     (50,323,389)     (48,093,024)
         Class B ...................................       (4,239,652)      (5,867,253)      (1,587,698)      (2,065,841)
         Class C ...................................      (42,845,055)     (36,047,885)      (9,266,851)      (7,248,870)
         Advisor Class .............................      (22,975,371)      (9,414,085)        (341,300)         (26,899)
                                                       --------------   --------------   --------------   --------------
   Total distributions to shareholders .............     (354,330,916)    (316,929,538)     (61,519,238)     (57,434,634)
                                                       --------------   --------------   --------------   --------------
   Capital share transactions: (Note 2)
         Class A ...................................      586,676,631       96,370,949       61,986,632       41,516,354
         Class B ...................................      (29,593,015)     (38,213,935)     (15,049,955)     (12,231,096)
         Class C ...................................      232,848,212       62,822,395       70,973,653       45,319,925
         Advisor Class .............................      398,897,599       51,724,633       12,578,775          833,205
                                                       --------------   --------------   --------------   --------------
   Total capital share transactions ................    1,188,829,427      172,704,042      130,489,105       75,438,388
                                                       --------------   --------------   --------------   --------------
   Redemption fees .................................               --            6,664               --            2,210
                                                       --------------   --------------   --------------   --------------
            Net increase (decrease) in net assets ..    1,993,290,513     (588,304,399)     216,139,867       47,667,495
Net assets:
   Beginning of year ...............................    5,177,320,827    5,765,625,226    1,356,185,964    1,308,518,469
                                                       --------------   --------------   --------------   --------------
   End of year .....................................   $7,170,611,340   $5,177,320,827   $1,572,325,831   $1,356,185,964
                                                       ==============   ==============   ==============   ==============
Undistributed net investment income
   included in net assets:
      End of year ..................................   $    7,890,940   $   14,467,950   $   $2,328,171   $      956,429
                                                       ==============   ==============   ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 241

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              FRANKLIN OREGON              FRANKLIN PENNSYLVANIA
                                                            TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                       -----------------------------   -----------------------------
                                                          YEAR ENDED FEBRUARY 28,         YEAR ENDED FEBRUARY 28,
                                                       -----------------------------   -----------------------------
                                                            2010            2009             2010            2009
                                                       --------------   ------------   --------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $   43,249,698   $ 38,025,397   $   48,305,870   $ 42,748,482
      Net realized gain (loss) from investments ....          409,254      2,267,270       (3,602,648)      (192,563)
      Net change in unrealized appreciation
         (depreciation) on investments .............       57,465,171    (10,042,779)      70,449,288    (21,524,495)
                                                       --------------   ------------   --------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ...........      101,124,123     30,249,888      115,152,510     21,031,424
                                                       --------------   ------------   --------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................      (37,077,945)   (32,925,838)     (40,280,732)   (35,456,429)
         Class B ...................................               --             --       (1,038,347)    (1,313,880)
         Class C ...................................       (5,730,892)    (4,109,955)      (6,616,521)    (4,778,492)
         Advisor Class .............................         (129,067)            --         (139,679)            --
                                                       --------------   ------------   --------------   ------------
   Total distributions to shareholders .............      (42,937,904)   (37,035,793)     (48,075,279)   (41,548,801)
                                                       --------------   ------------   --------------   ------------
   Capital share transactions: (Note 2)
         Class A ...................................      117,909,588     73,767,265      141,610,847     66,846,896
         Class B ...................................               --             --       (9,927,119)    (6,521,436)
         Class C ...................................       63,727,864     27,262,962       71,652,632     31,286,715
         Advisor Class .............................        6,227,144             --        6,657,402             --
                                                       --------------   ------------   --------------   ------------
   Total capital share transactions ................      187,864,596    101,030,227      209,993,762     91,612,175
                                                       --------------   ------------   --------------   ------------
   Redemption fees .................................               --          1,026               --            501
                                                       --------------   ------------   --------------   ------------
            Net increase (decrease) in net assets ..      246,050,815     94,245,348      277,070,993     71,095,299
Net assets:
   Beginning of year ...............................      910,693,510    816,448,162      985,884,233    914,788,934
                                                       --------------   ------------   --------------   ------------
   End of year .....................................   $1,156,744,325   $910,693,510   $1,262,955,226   $985,884,233
                                                       ==============   ============   ==============   ============
Undistributed net investment income
   included in net assets:
      End of year ..................................   $    2,521,506   $  2,209,538   $      766,851   $    616,324
                                                       ==============   ============   ==============   ============

   The accompanying notes are an integral part of these financial statements.


                               242 | Annual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, ten of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective July 15, 2009, the Franklin Colorado Tax-Free Income Fund, the Franklin Connecticut Tax-Free Income Fund, the Franklin Double Tax-Free Income Fund, the Franklin Oregon Tax-Free Income Fund, and the Franklin Pennsylvania Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                                            CLASS A, CLASS C & ADVISOR CLASS
-------                                              -------------------------------------------------------
Franklin Federal Limited-Term Tax-Free Income Fund   Franklin Colorado Tax-Free Income Fund
                                                     Franklin Connecticut Tax-Free Income Fund
                                                     Franklin Double Tax-Free Income Fund
                                                     Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                     Franklin Oregon Tax-Free Income Fund

CLASS A, CLASS B, CLASS C & ADVISOR CLASS

Franklin Arizona Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the


                               Annual Report | 243

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2010, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               244 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                              Annual Report | 245

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                           FRANKLIN ARIZONA             FRANKLIN COLORADO
                                         TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                      ---------------------------   -------------------------
                                         SHARES        AMOUNT         SHARES        AMOUNT
                                      -----------   -------------   ----------   ------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold ....................    12,693,078   $ 134,207,912   10,274,097   $116,715,622
   Shares issued in reinvestment of
      distributions ...............     2,507,684      26,545,956    1,347,355     15,361,480
   Shares redeemed ................   (14,493,804)   (153,748,975)  (6,231,805)   (70,671,013)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........       706,958   $   7,004,893    5,389,647   $ 61,406,089
                                      ===========   =============   ==========   ============
Year ended February 28, 2009
   Shares sold ....................    17,238,832   $ 179,568,520   11,044,781   $123,137,478
   Shares issued in reinvestment of
      distributions ...............     2,367,049      24,288,648    1,178,442     13,011,390
   Shares redeemed ................   (17,953,631)   (181,727,804)  (9,027,007)   (98,698,961)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........     1,652,250   $  22,129,364    3,196,216   $ 37,449,907
                                      ===========   =============   ==========   ============
CLASS B SHARES:
Year ended February 28, 2010
   Shares sold ....................        12,821   $     136,815
   Shares issued in reinvestment of
      distributions ...............        27,591         292,764
   Shares redeemed ................      (620,272)     (6,589,846)
                                      -----------   -------------
   Net increase (decrease) ........      (579,860)  $  (6,160,267)
                                      ===========   =============
Year ended February 28, 2009
   Shares sold ....................        26,738   $     274,783
   Shares issued in reinvestment of
      distributions ...............        39,754         411,280
   Shares redeemed ................      (395,158)     (4,063,621)
                                      -----------   -------------
   Net increase (decrease) ........      (328,666)  $  (3,377,558)
                                      ===========   =============
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold ....................     3,490,469   $  37,323,922    4,522,462   $ 52,013,630
   Shares issued in reinvestment of
      distributions ...............       242,579       2,602,178      237,644      2,737,499
   Shares redeemed ................    (1,332,759)    (14,296,234)  (1,038,198)   (11,945,780)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........     2,400,289   $  25,629,866    3,721,908   $ 42,805,349
                                      ===========   =============   ==========   ============
Year ended February 28, 2009
   Shares sold ....................     2,875,619   $  30,210,078    2,631,956   $ 29,904,244
   Shares issued in reinvestment of
      distributions ...............       185,682       1,923,396      166,791      1,852,485
   Shares redeemed ................    (1,594,568)    (16,428,692)  (1,431,043)   (15,875,561)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........     1,466,733   $  15,704,782    1,367,704   $ 15,881,168
                                      ===========   =============   ==========   ============


                              246 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        FRANKLIN ARIZONA        FRANKLIN COLORADO
                                      TAX-FREE INCOME FUND    TAX-FREE INCOME FUND
                                      --------------------   -----------------------
                                       SHARES     AMOUNT       SHARES       AMOUNT
                                      -------   ----------   ---------   -----------
ADVISOR CLASS SHARES:
Year ended February 28, 2010(a)
   Shares sold ....................   465,317   $4,904,066   1,106,041   $12,505,231
   Shares issued in reinvestment of
      distributions ...............     1,341       14,414          70           812
   Shares redeemed ................   (47,542)    (509,825)   (156,322)   (1,791,297)
                                      -------   ----------   ---------   -----------
   Net increase (decrease) ........   419,116   $4,408,655     949,789   $10,714,746
                                      =======   ==========   =========   ===========
Period ended February 28, 2009(b)
   Shares sold ....................       470   $    5,000
                                      =======   ==========

(a) For the period July 15, 2009 (effective date) to February 28, 2010, for the Franklin Colorado Tax-Free Income Fund.

(b)  For the period July 1, 2008 (effective date) to February 28, 2009.

                                         FRANKLIN CONNECTICUT           FRANKLIN DOUBLE
                                         TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                      --------------------------   --------------------------
                                        SHARES         AMOUNT        SHARES         AMOUNT
                                      ----------   -------------   ----------   -------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold ....................    8,457,084   $  90,194,787    7,991,759   $  88,642,025
   Shares issued in reinvestment of
      distributions ...............      886,050       9,438,927    1,450,733      16,078,372
   Shares redeemed ................   (5,343,140)    (56,842,844)  (9,916,957)   (108,055,969)
                                      ----------   -------------   ----------   -------------
   Net increase (decrease) ........    3,999,994   $  42,790,870     (474,465)  $  (3,335,572)
                                      ==========   =============   ==========   =============
Year ended February 28, 2009
   Shares sold ....................   11,862,212   $ 123,167,352   11,257,062   $ 122,507,234
   Shares issued in reinvestment of
      distributions ...............      827,813       8,550,106    1,439,308      15,609,611
   Shares redeemed ................   (9,864,969)   (100,437,110)  (9,974,418)   (104,785,086)
                                      ----------   -------------   ----------   -------------
   Net increase (decrease) ........    2,825,056   $  31,280,348    2,721,952   $  33,331,759
                                      ==========   =============   ==========   =============
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold ....................    2,666,498   $  28,518,935    1,989,310   $  22,220,698
   Shares issued in reinvestment of
      distributions ...............      185,796       1,991,695      199,621       2,222,422
   Shares redeemed ................   (1,147,228)    (12,261,357)  (1,255,900)    (13,772,971)
                                      ----------   -------------   ----------   -------------
   Net increase (decrease) ........    1,705,066   $  18,249,273      933,031   $  10,670,149
                                      ==========   =============   ==========   =============
Year ended February 28, 2009
   Shares sold ....................    2,845,749   $  29,996,105    2,544,898   $  28,039,246
   Shares issued in reinvestment of
      distributions ...............      153,663       1,592,772      179,371       1,949,699
   Shares redeemed ................   (1,387,600)    (14,252,249)  (1,895,711)    (20,043,055)
                                      ----------   -------------   ----------   -------------
   Net increase (decrease) ........    1,611,812   $  17,336,628      828,558   $   9,945,890
                                      ==========   =============   ==========   =============


                              Annual Report | 247

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        FRANKLIN CONNECTICUT      FRANKLIN DOUBLE
                                        TAX-FREE INCOME FUND    TAX-FREE INCOME FUND
                                      -----------------------   --------------------
                                        SHARES       AMOUNT      SHARES     AMOUNT
                                      ---------   -----------   -------   ----------
ADVISOR CLASS SHARES:
Period ended February 28, 2010(a)
   Shares sold ....................   1,317,481   $14,155,332   236,421   $2,611,223
   Shares issued in reinvestment of
      distributions ...............         147         1,595        47          534
   Shares redeemed ................    (303,088)   (3,284,855)  (17,129)    (195,282)
                                      ---------   -----------   -------   ----------
   Net increase (decrease) ........   1,014,540   $10,872,072   219,339   $2,416,475
                                      =========   ===========   =======   ==========

(a)  For the period July 15, 2009 (effective date) to February 28, 2010.

                                            FRANKLIN FEDERAL              FRANKLIN FEDERAL
                                           INTERMEDIATE-TERM                LIMITED-TERM
                                          TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                      ---------------------------   ---------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold ....................    66,347,269   $ 748,892,309    29,888,601   $ 305,896,845
   Shares issued in reinvestment of
      distributions ...............     2,684,864      30,420,972       442,091       4,525,163
   Shares redeemed ................   (28,480,303)   (320,302,598)  (11,838,520)   (121,185,035)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    40,551,830   $ 459,010,683    18,492,172   $ 189,236,973
                                      ===========   =============   ===========   =============
Year ended February 28, 2009
   Shares sold ....................    46,595,106   $ 510,936,101    13,845,442   $ 138,586,300
   Shares issued on reorganization
      (Note 8) ....................            --              --     5,130,761      51,153,690
   Shares issued in reinvestment of
      distributions ...............     1,709,078      18,865,223       181,546       1,821,134
   Shares redeemed ................   (32,181,764)   (351,241,325)   (5,282,411)    (52,910,822)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    16,122,420   $ 178,559,999    13,875,338   $ 138,650,302
                                      ===========   =============   ===========   =============
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold ....................    16,109,032   $ 182,788,883
   Shares issued in reinvestment of
      distributions ...............       285,504       3,249,520
   Shares redeemed ................    (2,520,193)    (28,599,978)
                                      -----------   -------------
   Net increase (decrease) ........    13,874,343   $ 157,438,425
                                      ===========   =============
Year ended February 28, 2009
   Shares sold ....................     6,525,110   $  71,485,775
   Shares issued in reinvestment of
      distributions ...............        98,173       1,082,195
   Shares redeemed ................    (1,486,661)    (16,239,516)
                                      -----------   -------------
   Net increase (decrease) ........     5,136,622   $  56,328,454
                                      ===========   =============


                              248 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN FEDERAL
                                          INTERMEDIATE-TERM
                                         TAX-FREE INCOME FUND
                                      -------------------------
                                        SHARES        AMOUNT
                                      ----------   ------------
ADVISOR CLASS SHARES:
Year ended February 28, 2010
   Shares sold ....................   13,942,484   $158,042,416
   Shares issued in reinvestment of
      distributions ...............       27,790        317,181
   Shares redeemed ................   (2,019,454)   (23,192,056)
                                      ----------   ------------
   Net increase (decrease) ........   11,950,820   $135,167,541
                                      ==========   ============
Period ended February 28, 2009(a)
   Shares sold ....................      536,388   $  5,931,495
   Shares issued in reinvestment of
      distributions ...............          487          5,387
   Shares redeemed ................      (12,486)      (138,530)
                                      ----------   ------------
   Net increase (decrease) ........      524,389   $  5,798,352
                                      ==========   ============

(a)  For the period December 1, 2008 (effective date) to February 28, 2009.

                                            FRANKLIN HIGH YIELD            FRANKLIN NEW JERSEY
                                           TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                      ------------------------------   ---------------------------
                                         SHARES           AMOUNT          SHARES         AMOUNT
                                      ------------   ---------------   -----------   -------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold ....................    117,986,688   $ 1,119,081,032    20,715,015   $ 243,577,335
   Shares issued in reinvestment
      of distributions ............     18,699,057       177,627,591     2,843,942      33,483,508
   Shares redeemed ................    (74,575,160)     (710,031,992)  (18,345,754)   (215,074,211)
                                      ------------   ---------------   -----------   -------------
   Net increase (decrease) ........     62,110,585   $   586,676,631     5,213,203   $  61,986,632
                                      ============   ===============   ===========   =============
Year ended February 28, 2009
   Shares sold ....................     99,498,655   $   944,382,913    26,211,231   $ 302,139,948
   Shares issued in reinvestment
      of distributions ............     16,553,818       155,044,587     2,667,263      30,416,202
   Shares redeemed ................   (109,063,108)   (1,003,056,551)  (25,875,804)   (291,039,796)
                                      ------------   ---------------   -----------   -------------
   Net increase (decrease) ........      6,989,365   $    96,370,949     3,002,690   $  41,516,354
                                      ============   ===============   ===========   =============
CLASS B SHARES:
Year ended February 28, 2010
   Shares sold ....................        370,865   $     3,508,356        27,392   $     321,314
   Shares issued in reinvestment
      of distributions ............        269,663         2,563,555        97,157       1,148,484
   Shares redeemed ................     (3,730,649)      (35,664,926)   (1,398,263)    (16,519,753)
                                      ------------   ---------------   -----------   -------------
   Net increase (decrease) ........     (3,090,121)  $   (29,593,015)   (1,273,714)  $ (15,049,955)
                                      ============   ===============   ===========   =============
Year ended February 28, 2009
   Shares sold ....................        409,414   $     3,782,361       123,361   $   1,417,153
   Shares issued in reinvestment
      of distributions ............        358,840         3,406,236       121,523       1,396,494
   Shares redeemed ................     (4,787,219)      (45,402,532)   (1,322,152)    (15,044,743)
                                      ------------   ---------------   -----------   -------------
   Net increase (decrease) ........     (4,018,965)  $   (38,213,935)   (1,077,268)  $ (12,231,096)
                                      ============   ===============   ===========   =============


                               Annual Report | 249

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          FRANKLIN HIGH YIELD          FRANKLIN NEW JERSEY
                                          TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                      ---------------------------   -------------------------
                                         SHARES         AMOUNT        SHARES        AMOUNT
                                      -----------   -------------   ----------   ------------
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold ....................    33,253,253   $ 320,639,435    8,406,224   $ 99,993,322
   Shares issued in reinvestment
      of distributions ............     2,892,508      27,866,718      540,339      6,429,957
   Shares redeemed ................   (11,950,765)   (115,657,941)  (2,996,420)   (35,449,626)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........    24,194,996   $ 232,848,212    5,950,143   $ 70,973,653
                                      ===========   =============   ==========   ============
Year ended February 28, 2009
   Shares sold ....................    22,102,468   $ 213,928,128    6,637,192   $ 77,489,763
   Shares issued in reinvestment
      of distributions ............     2,321,734      21,963,042      420,048      4,823,386
   Shares redeemed ................   (18,591,917)   (173,068,775)  (3,260,430)   (36,993,224)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........     5,832,285   $  62,822,395    3,796,810   $ 45,319,925
                                      ===========   =============   ==========   ============
ADVISOR CLASS SHARES:
Year ended February 28, 2010
   Shares sold ....................    59,264,698   $ 561,412,571    1,243,557   $ 14,507,876
   Shares issued in reinvestment
      of distributions ............     1,348,347      13,040,176        2,466         29,025
   Shares redeemed ................   (18,016,271)   (175,555,148)    (164,268)    (1,958,126)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........    42,596,774   $ 398,897,599    1,081,755   $ 12,578,775
                                      ===========   =============   ==========   ============
Year ended February 28, 2009(a)
   Shares sold ....................    17,120,226   $ 159,988,036      111,166   $  1,311,170
   Shares issued in reinvestment
      of distributions ............       249,047       2,299,853        1,279         14,197
   Shares redeemed ................   (12,252,212)   (110,563,256)     (44,292)      (492,162)
                                      -----------   -------------   ----------   ------------
   Net increase (decrease) ........     5,117,061   $  51,724,633       68,153   $    833,205
                                      ===========   =============   ==========   ============

(a) For the period July 1, 2008 (effective date) to February 28, 2009, for the Franklin New Jersey Tax-Free Income Fund.

                                            FRANKLIN OREGON            FRANKLIN PENNSYLVANIA
                                          TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                      ---------------------------   ---------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS A SHARES:
Year ended February 28, 2010
   Shares sold ....................    16,304,964   $ 189,113,883    21,756,734   $ 219,416,349
   Shares issued in reinvestment of
      distributions ...............     2,338,185      27,187,860     2,570,792      25,885,964
   Shares redeemed ................    (8,476,619)    (98,392,155)  (10,336,327)   (103,691,466)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    10,166,530   $ 117,909,588    13,991,199   $ 141,610,847
                                      ===========   =============   ===========   =============
Year ended February 28, 2009
   Shares sold ....................    14,721,824   $ 167,284,597    16,594,823   $ 161,859,979
   Shares issued in reinvestment of
      distributions ...............     2,080,516      23,381,133     2,232,346      21,701,112
   Shares redeemed ................   (10,487,489)   (116,898,465)  (12,195,590)   (116,714,195)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........     6,314,851   $  73,767,265     6,631,579   $  66,846,896
                                      ===========   =============   ===========   =============


                              250 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN OREGON          FRANKLIN PENNSYLVANIA
                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS B SHARES:
Year ended February 28, 2010
   Shares sold ....................                                   15,147   $    154,176
   Shares issued in reinvestment of
      distributions ...............                                   66,366        668,594
   Shares redeemed ................                               (1,066,395)   (10,749,889)
                                                                  ----------   ------------
   Net increase (decrease) ........                                 (984,882)  $ (9,927,119)
                                                                  ==========   ============
Year ended February 28, 2009
   Shares sold ....................                                   43,566   $    424,464
   Shares issued in reinvestment of
      distributions ...............                                   83,291        815,180
   Shares redeemed ................                                 (797,396)    (7,761,080)
                                                                  ----------   ------------
   Net increase (decrease) ........                                 (670,539)  $ (6,521,436)
                                                                  ==========   ============
CLASS C SHARES:
Year ended February 28, 2010
   Shares sold ....................    6,565,810   $ 77,192,328    8,509,665   $ 86,482,377
   Shares issued in reinvestment of
      distributions ...............      360,226      4,241,147      439,460      4,469,284
   Shares redeemed ................   (1,509,031)   (17,705,611)  (1,902,094)   (19,299,029)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    5,417,005   $ 63,727,864    7,047,031   $ 71,652,632
                                      ==========   ============   ==========   ============
Year ended February 28, 2009
   Shares sold ....................    3,723,660   $ 42,658,970    4,895,633   $ 48,518,545
   Shares issued in reinvestment of
      distributions ...............      248,209      2,815,631      309,413      3,027,106
   Shares redeemed ................   (1,621,344)   (18,211,639)  (2,112,955)   (20,258,936)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    2,350,525   $ 27,262,962    3,092,091   $ 31,286,715
                                      ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
Period ended February 28, 2010(a)
   Shares sold ....................      577,308   $  6,667,530      760,831   $  7,638,231
   Shares issued in reinvestment of
      distributions ...............          435          5,145          323          3,303
   Shares redeemed ................      (37,667)      (445,531)     (96,017)      (984,132)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........      540,076   $  6,227,144      665,137   $  6,657,402
                                      ==========   ============   ==========   ============

(a)  For the period July 15, 2009 (effective date) to February 28, 2010.


                              Annual Report | 251

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

The Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.500%         Up to and including $100 million
       0.450%         Over $100 million, up to and including $250 million
       0.425%         Over $250 million, up to and including $500 million
       0.400%         In excess of $500 million

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. The Franklin Federal Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of its respective average daily net assets. Under an agreement with Advisers, the administrative fee for the Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, is paid by Advisers based on each fund's average daily net assets, and is not an additional expense of the funds.


                              252 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' Class B and C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                               FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                ARIZONA       COLORADO     CONNECTICUT      DOUBLE
                               TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                             INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                            -------------   ------------   -----------   -----------
Reimbursement Plans:
   Class A ..............        0.10%          0.10%          0.10%         0.10%
Compensation Plans:
   Class B ..............        0.65%            --             --            --
   Class C ..............        0.65%          0.65%          0.65%         0.65%

                               FRANKLIN       FRANKLIN
                               FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                            INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                            TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                             INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                            -------------   ------------   -----------   -----------
Reimbursement Plans:
   Class A ..............        0.10%          0.15%          0.10%         0.10%
Compensation Plans:
   Class B ..............          --             --           0.65%         0.65%
   Class C ..............        0.65%            --           0.65%         0.65%

                               FRANKLIN       FRANKLIN
                                OREGON      PENNSYLVANIA
                               TAX-FREE       TAX-FREE
                             INCOME FUND    INCOME FUND
                            -------------   ------------
Reimbursement Plans:
   Class A ..............        0.10%          0.10%
Compensation Plans:
   Class B ..............          --           0.65%
   Class C ..............        0.65%          0.65%


                              Annual Report | 253

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                     FRANKLIN       FRANKLIN       FRANKLIN     FRANKLIN
                                                     ARIZONA        COLORADO     CONNECTICUT     DOUBLE
                                                     TAX-FREE       TAX-FREE       TAX-FREE     TAX-FREE
                                                   INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                  -------------   ------------   -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ........      $332,872       $307,132      $ 182,006      $223,777
Contingent deferred sales charges retained ....      $ 26,751       $ 22,101      $  22,223      $ 16,598

                                                     FRANKLIN       FRANKLIN
                                                     FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                                                  INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                                  TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                  -------------   ------------   -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ........      $458,872       $136,419      $1,893,811     $454,002
Contingent deferred sales charges retained ....      $117,907       $106,534      $  252,861     $ 92,879

                                                     FRANKLIN       FRANKLIN
                                                     OREGON       PENNSYLVANIA
                                                     TAX-FREE       TAX-FREE
                                                   INCOME FUND     INCOME FUND
                                                  -------------   ------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ........      $571,733       $604,677
Contingent deferred sales charges retained ....      $ 17,582       $ 40,588

E. TRANSFER AGENT FEES

For the year ended February 28, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                     FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ARIZONA        COLORADO     CONNECTICUT      DOUBLE
                                                     TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                  -------------   ------------   -----------   -----------
Transfer agent fees ...........................      $182,890       $131,510      $   97,117     $158,995

                                                     FRANKLIN       FRANKLIN
                                                     FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                                                  INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                                  TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                  -------------   ------------   -----------   -----------
Transfer agent fees ...........................      $349,130       $ 39,037      $1,726,151     $343,934


                              254 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES (CONTINUED)

                                                     FRANKLIN       FRANKLIN
                                                      OREGON      PENNSYLVANIA
                                                     TAX-FREE       TAX-FREE
                                                   INCOME FUND     INCOME FUND
                                                  -------------   ------------
Transfer agent fees ...........................      $193,902       $316,541

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Federal Limited-Term Tax-Free Income Fund, Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees), for each class of the fund do not exceed 0.35% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until June 30, 2010.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2010, the capital loss carryforwards were as follows:

                                             FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                             ARIZONA       COLORADO    CONNECTICUT      DOUBLE
                                             TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                           INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                           -----------   -----------   -----------   -----------
Capital loss carryforwards expiring in:
   2011 ................................   $        --    $   81,665    $       --    $       --
   2012 ................................    12,957,454     4,695,674     2,891,444            --
   2013 ................................            --            --            --       200,921
   2014 ................................     2,638,564            --            --       152,458
   2015 ................................       659,023            --            --       134,018
   2016 ................................            --            --            --       503,897
   2017 ................................            --            --            --       944,001
   2018 ................................            --     2,700,288            --     2,690,894
                                           -----------    ----------    ----------    ----------
                                           $16,255,041    $7,477,627    $2,891,444    $4,626,189
                                           ===========    ==========    ==========    ==========


                              Annual Report | 255

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                              FRANKLIN       FRANKLIN
                                              FEDERAL         FEDERAL       FRANKLIN       FRANKLIN
                                           INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                           TERM TAX-FREE     TAX-FREE       TAX-FREE       TAX-FREE
                                            INCOME FUND     INCOME FUND    INCOME FUND   INCOME FUND
                                           -------------   ------------   ------------   -----------
Capital loss carryforwards expiring in:
   2011 ................................    $        --     $       --    $131,377,453    $       --
   2012 ................................      2,156,839             --      50,621,589       680,793
   2013 ................................        373,568             --      35,250,377            --
   2014 ................................        213,358        337,388       7,711,279            --
   2015 ................................        361,303        321,499              --            --
   2016 ................................      1,114,337         17,957      62,972,830            --
   2017 ................................      6,237,620             --      15,478,643       898,017
   2018 ................................        223,211            567      53,451,410            --
                                            -----------     ----------    ------------    ----------
                                            $10,680,236     $  677,411    $356,863,581    $1,578,810
                                            ===========     ==========    ============    ==========

                                              FRANKLIN       FRANKLIN
                                               OREGON      PENNSYLVANIA
                                              TAX-FREE       TAX-FREE
                                            INCOME FUND     INCOME FUND
                                           -------------   ------------
Capital loss carryforwards expiring in:
   2012 ................................    $ 2,266,828     $       --
   2013 ................................             --        876,215
   2016 ................................        972,134             --
   2018 ................................             --      3,499,532
                                            -----------     ----------
                                            $ 3,238,962     $4,375,747
                                            ===========     ==========

During the year ended February 28, 2010, the funds utilized capital loss carryforwards as follows:

  FRANKLIN      FRANKLIN      FRANKLIN     FRANKLIN
  ARIZONA     CONNECTICUT    NEW JERSEY     OREGON
  TAX-FREE      TAX-FREE      TAX-FREE     TAX-FREE
INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
-----------   -----------   -----------   -----------
  $476,382      $196,473      $537,024     $550,696

On February 28, 2010, the following funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

FRANKLIN FEDERAL     FRANKLIN      FRANKLIN
  INTERMEDIATE-     HIGH YIELD   PENNSYLVANIA
  TERM TAX-FREE      TAX-FREE      TAX-FREE
   INCOME FUND     INCOME FUND    INCOME FUND
----------------   -----------   ------------
   $614,893        $63,519,381    $4,700,564


                              256 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2010, deferred losses were as follows:

  FRANKLIN      FRANKLIN        FRANKLIN         FRANKLIN      FRANKLIN
  COLORADO       DOUBLE     FEDERAL LIMITED-    HIGH YIELD      OREGON
  TAX-FREE      TAX-FREE      TERM TAX-FREE      TAX-FREE      TAX-FREE
INCOME FUND   INCOME FUND      INCOME FUND     INCOME FUND   INCOME FUND
-----------   -----------   ----------------   -----------   -----------
  $105,642     $1,159,804        $1,431          $460,403      $338,209

The tax character of distributions paid during the years ended February 28, 2010 and 2009, was as follows:

                                        FRANKLIN ARIZONA            FRANKLIN COLORADO
                                      TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                  ---------------------------   -------------------------
                                      2010           2009           2010          2009
                                  ------------   ------------   -----------   -----------
Distributions paid from -
   tax exempt income ..........   $ 48,739,632   $ 46,198,936   $27,543,841   $24,130,313
                                  ============   ============   ===========   ===========

                                      FRANKLIN CONNECTICUT           FRANKLIN DOUBLE
                                      TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                  ---------------------------   -------------------------
                                      2010           2009           2010          2009
                                  ------------   ------------   -----------   -----------
Distributions paid from -
   tax exempt income ..........   $ 18,927,678   $ 17,059,197   $24,921,273   $24,740,196
                                  ============   ============   ===========   ===========

                                         FRANKLIN FEDERAL            FRANKLIN FEDERAL
                                        INTERMEDIATE-TERM              LIMITED-TERM
                                      TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                  ---------------------------   -------------------------
                                      2010           2009           2010          2009
                                  ------------   ------------   -----------   -----------
Distributions paid from -
   tax exempt income ..........   $ 50,758,066   $ 32,334,558   $ 6,244,991   $ 2,560,784
                                  ============   ============   ===========   ===========

                                       FRANKLIN HIGH YIELD          FRANKLIN NEW JERSEY
                                      TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                  ---------------------------   -------------------------
                                      2010           2009           2010          2009
                                  ------------   ------------   -----------   -----------
Distributions paid from -
   tax exempt income ..........   $354,330,916   $316,929,538   $61,519,238   $57,434,634
                                  ============   ============   ===========   ===========

                                         FRANKLIN OREGON           FRANKLIN PENNSYLVANIA
                                      TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                  ---------------------------   -------------------------
                                      2010           2009           2010          2009
                                  ------------   ------------   -----------   -----------
Distributions paid from -
   tax exempt income ..........   $ 42,937,904   $ 37,035,793   $48,075,279   $41,548,801
                                  ============   ============   ===========   ===========


                              Annual Report | 257

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At February 28, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

                                                       FRANKLIN         FRANKLIN         FRANKLIN
                                                        ARIZONA         COLORADO       CONNECTICUT
                                                       TAX-FREE         TAX-FREE         TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                    --------------   --------------   --------------
Cost of investments .............................   $1,082,876,150   $  671,956,598   $  498,133,916
                                                    ==============   ==============   ==============
Unrealized appreciation .........................   $   42,829,124   $   26,837,378   $   13,431,491
Unrealized depreciation .........................      (30,577,014)     (13,484,268)      (5,884,733)
                                                    --------------   --------------   --------------
Net unrealized appreciation (depreciation) ......   $   12,252,110   $   13,353,110   $    7,546,758
                                                    ==============   ==============   ==============
Distributable earnings - undistributed tax
   exempt income ................................   $      887,977   $      310,050   $      598,047
                                                    ==============   ==============   ==============

                                                                        FRANKLIN         FRANKLIN
                                                       FRANKLIN          FEDERAL          FEDERAL
                                                        DOUBLE        INTERMEDIATE-    LIMITED-TERM
                                                       TAX-FREE       TERM TAX-FREE      TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                    --------------   --------------   --------------
Cost of investments .............................   $  587,029,482   $1,738,180,057   $  377,146,026
                                                    ==============   ==============   ==============
Unrealized appreciation .........................   $   18,213,079   $   70,008,354   $    8,677,820
Unrealized depreciation .........................      (17,002,172)      (5,937,478)        (199,302)
                                                    --------------   --------------   --------------
Net unrealized appreciation (depreciation) ......   $    1,210,907   $   64,070,876   $    8,478,518
                                                    ==============   ==============   ==============
Undistributed tax exempt income .................   $      962,960   $      417,986   $      233,121
Undistributed ordinary income ...................               --               --           29,807
                                                    --------------   --------------   --------------
Distributable earnings ..........................   $      962,960   $      417,986   $      262,928
                                                    ==============   ==============   ==============

                                                       FRANKLIN         FRANKLIN         FRANKLIN
                                                       HIGH YIELD      NEW JERSEY         OREGON
                                                        TAX-FREE        TAX-FREE         TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND
                                                    --------------   --------------   --------------
Cost of investments .............................   $7,135,932,607   $1,515,801,422   $1,110,835,691
                                                    ==============   ==============   ==============
Unrealized appreciation .........................   $  354,342,142   $   63,408,163   $   49,909,945
Unrealized depreciation .........................     (366,780,601)     (25,029,886)      (9,665,400)
                                                    --------------   --------------   --------------
Net unrealized appreciation (depreciation) ......   $  (12,438,459)  $   38,378,277   $   40,244,545
                                                    ==============   ==============   ==============
Undistributed tax exempt income .................   $    5,724,376   $    2,884,702   $    2,965,286
Undistributed ordinary income ...................          337,080               --               --
                                                    --------------   --------------   --------------
Distributable earnings ..........................   $    6,061,456   $    2,884,702   $    2,965,286
                                                    ==============   ==============   ==============


                              258 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                       FRANKLIN
                                                     PENNSYLVANIA
                                                       TAX-FREE
                                                      INCOME FUND
                                                    --------------
Cost of investments .............................   $1,217,105,995
                                                    ==============
Unrealized appreciation .........................   $   48,036,742
Unrealized depreciation .........................      (14,926,550)
                                                    --------------
Net unrealized appreciation (depreciation) ......   $   33,110,192
                                                    ==============
Distributable earnings - undistributed tax exempt
   income .......................................   $    1,758,149
                                                    ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, bond discounts and non-deductible expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2010, were as follows:

                                  FRANKLIN        FRANKLIN         FRANKLIN       FRANKLIN
                                   ARIZONA        COLORADO       CONNECTICUT       DOUBLE
                                  TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
                                 INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                -------------   ------------   --------------   ------------
Purchases ...................    $117,259,465   $164,892,462   $   90,555,770   $110,940,683
Sales .......................    $ 89,050,418   $ 59,460,345   $   16,365,740   $100,791,436

                                   FRANKLIN       FRANKLIN
                                   FEDERAL         FEDERAL        FRANKLIN        FRANKLIN
                                INTERMEDIATE-   LIMITED-TERM     HIGH YIELD      NEW JERSEY
                                TERM TAX-FREE      TAX-FREE        TAX-FREE       TAX-FREE
                                 INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                -------------   ------------   --------------   ------------
Purchases ...................    $796,810,641   $157,806,764   $1,443,492,198   $283,235,100
Sales .......................    $ 47,822,710   $ 31,730,000   $  511,720,155   $143,144,749

                                   FRANKLIN       FRANKLIN
                                    OREGON      PENNSYLVANIA
                                   TAX-FREE       TAX-FREE
                                 INCOME FUND     INCOME FUND
                                -------------   ------------
Purchases ...................    $293,724,572   $336,744,364
Sales .......................    $ 97,560,421   $141,146,903


                              Annual Report | 259

Franklin Tax-Free Trust

6. CREDIT RISK AND DEFAULTED SECURITIES

At February 28, 2010, the Franklin High Yield Tax-Free Income Fund had 27.0% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin High Yield Tax-Free Income Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At February 28, 2010, the aggregate value of this security was $1,758,768, representing 0.02% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories, except for the Franklin Federal Intermediate-Term Tax-Free Income Fund, the Franklin Federal Limited-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. REORGANIZATION

On November 12, 2008, the Franklin Federal Limited-Term Tax-Free Income Fund acquired the net assets of the Franklin California Limited-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund pursuant to a plan of reorganization approved by the Franklin California Limited-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund's shareholders. The reorganization was accomplished by a tax free exchange, and the net assets acquired and shares issued were as follows:

                                                                         SHARES ISSUED BY FRANKLIN FEDERAL
FUND NAME                                                   NET ASSETS   LIMITED-TERM TAX-FREE INCOME FUND
---------                                                  -----------   ---------------------------------
Franklin California Limited-Term Tax-Free Income Fund ..   $28,352,779               2,843,809
Franklin New York Limited-Term Tax-Free Income Fund ....    22,800,911               2,286,952
                                                           -----------               ---------
Total ..................................................   $51,153,690               5,130,761
                                                           ===========               =========

The net asset figures shown above include $(197,146) and $32,188 of unrealized appreciation (depreciation) for the Franklin California Limited-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund, respectively. The combined net assets of the fund immediately after the reorganization were $151,234,644.


                              260 | Annual Report

Franklin Tax-Free Trust

9. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a 364-day joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. On January 22, 2010, the Funds renewed the Global Credit Facility for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended February 28, 2010, the Funds did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At February 28, 2010, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.


                               Annual Report | 261

Franklin Tax-Free Trust

11. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC
820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds are currently evaluating the impact, if any, of applying this provision.

12. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.


                              262 | Annual Report

Franklin Tax-Free Trust

ABBREVIATIONS

SELECTED PORTFOLIO

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
ACES     - Adjustable Convertible Exempt Security
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BAN      - Bond Anticipation Note
BHAC     - Berkshire Hathaway Assurance Corp.
CDA      - Community Development Authority/Agency
CDD      - Community Development District
CDR      - Community Development Revenue
CFD      - Community Facilities District
CIFG     - CDC IXIS Financial Guaranty
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
EDA      - Economic Development Authority
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GARB     - General Airport Revenue Bonds
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
ID       - Improvement District
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority Revenue
IDB      - Industrial Development Bond/Board
IDBR     - Industrial Development Board Revenue
IDR      - Industrial Development Revenue
ISD      - Independent School District
MAC      - Municipal Assistance Corp.
MBS      - Mortgage-Backed Security
MF       - Multi-Family
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
NATL     - National Public Financial Guarantee Corp.
PBA      - Public Building Authority
PCC      - Pollution Control Corp.
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
PUD      - Public Utility District
RAN      - Revenue Anticipation Note
RDA      - Redevelopment Agency/Authority
RDAR     - Redevelopment Agency Revenue
SF       - Single Family
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
SFR      - Single Family Revenue
TRAN     - Tax and Revenue Anticipation Note
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


                              Annual Report | 263

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 16, 2010


                              264 | Annual Report

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2010. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2011, shareholders will be notified of amounts for use in preparing their 2010 income tax returns.


                              Annual Report | 265

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                   LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                POSITION   TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------   --------   -------------   -----------------------   -----------------------------------
HARRIS J. ASHTON (1932)    Trustee    Since 1984      133                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

SAM GINN (1937)            Trustee    Since 2007      110                       ICO Global Communications
One Franklin Parkway                                                            (Holdings) Limited (satellite
San Mateo, CA 94403-1906                                                        company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the
Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific
Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)    Trustee    Since 1998      133                       Hess Corporation (exploration and
One Franklin Parkway                                                            refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                        Heinz Company (processed foods and
                                                                                allied products), RTI International
                                                                                Metals, Inc. (manufacture and
                                                                                distribution of titanium), Canadian
                                                                                National Railway (railroad) and
                                                                                White Mountains Insurance Group,
                                                                                Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States
and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury
Department (1988-1989).

FRANK W.T. LAHAYE (1929)   Trustee    Since 1984      109                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company
(venture capital).


                               266 | Annual Report

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                   POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------      -----------   -------------   -----------------------   -----------------------------------
J. MICHAEL LUTTIG (1954)      Trustee       Since           141                       Boeing Capital Corporation
One Franklin Parkway                        December 2009                             (aircraft financing).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal
Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932)         Trustee       Since 2005      133                       Hess Corporation (exploration and
One Franklin Parkway                                                                  refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief
Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL
Corporation (airlines).

LARRY D. THOMPSON (1945)      Trustee       Since 2007      141                       Cbeyond (business communications
One Franklin Parkway                                                                  provider).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and
FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of
Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)         Lead          Trustee since   110                       None
One Franklin Parkway          Independent   2007 and Lead
San Mateo, CA 94403-1906      Trustee       Independent
                                            Trustee since
                                            2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996);
Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and
Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                   POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------   -----------   -------------   -----------------------   -----------------------------------
**CHARLES B. JOHNSON (1933)   Trustee and   Since 1984      133                       None
One Franklin Parkway          Chairman of
San Mateo, CA 94403-1906      the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 267

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                   POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------   -----------   -------------   -----------------------   -----------------------------------
**GREGORY E. JOHNSON (1961)   Trustee       Since 2007      89                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in
Franklin Templeton Investments.

SHEILA AMOROSO (1959)         Vice          Since 2000      Not Applicable            Not Applicable
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

RAFAEL R. COSTAS, JR. (1965)   Vice          Since 2000      Not Applicable            Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)         Chief         Chief           Not Applicable            Not Applicable
One Franklin Parkway          Compliance    Compliance
San Mateo, CA 94403-1906      Officer and   Officer since
                              Vice          2004 and Vice
                              President -   President -
                              AML           AML
                              Compliance    Compliance
                                            since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance,
Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)     Chief         Since 2009      Not Applicable            Not Applicable
One Franklin Parkway          Executive
San Mateo, CA 94403-1906      Officer -
                              Finance and
                              Administra-
                              tion

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice
President, Franklin Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967)          Treasurer,    Since 2009      Not Applicable            Not Applicable
One Franklin Parkway          Chief
San Mateo, CA 94403-1906      Financial
                              Officer and
                              Chief
                              Accounting
                              Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.


                               268 | Annual Report

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                   POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------   -----------   -------------   -----------------------   -----------------------------------
ALIYA S. GORDON (1973)        Vice          Since 2009      Not Applicable            Not Applicable
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Litigation Associate Counsel at Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)          Vice          Since 2000      Not Applicable            Not Applicable
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.

STEVEN J. GRAY(1955)          Vice          Since August    Not Applicable            Not Applicable
One Franklin Parkway          President     2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton
Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR.(1940)  President     President       Not Applicable            Not Applicable
One Franklin Parkway          and Chief     since 1993
San Mateo, CA 94403-1906      Executive     and Chief
                              Officer -     Executive
                              Investment    Officer -
                              Management    Investment
                                            Management
                                            since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.
and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)     Vice          Since           Not Applicable            Not Applicable
500 East Broward Blvd.        President     August 2009
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice
President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)      Vice          Since 2006      Not Applicable            Not Applicable
One Franklin Parkway          President
San Mateo, CA 94403-1906      and
                              Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in
Franklin Templeton Investments.


                               Annual Report | 269

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                   POSITION      TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------   -----------   -------------   -----------------------   -----------------------------------
CRAIG S. TYLE (1960)          Vice          Since 2005      Not Applicable            Not Applicable
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

THOMAS WALSH  (1961)          Vice          Since 2000      Not Applicable            Not Applicable
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               270 | Annual Report

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                               Annual Report | 271

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or that of its Class A shares for a Fund having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2009, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment


                              272 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund, other than Franklin Federal Limited-Term Tax-Free Income Fund, was in the upper half of its Lipper performance universe during 2009, with most being in the highest or second-highest quintile of such universe during such year and for the previous three-, five- and 10-year periods as well. The Lipper reports showed the total return for many of such Funds was below the median of their performance universe during 2009, but that the total return of all such Funds was good on a long-term basis with each having total returns above the median of its respective performance universe during the previous five- and 10-year periods on an annualized basis. Management explained that the one-year relative total return performance of the Funds reflected management's conservative strategy of not utilizing leverage or derivatives or using high yield debt in investment-grade funds, which types of instruments had performed well in the 2009 market recovery. The Board expressed satisfaction with such performance, noting management's explanation and the fact that the investment objective of each of the Funds is to obtain a high level of tax-exempt income. The Lipper report for Franklin Federal Limited-Term Tax-Free Income Fund covered the six years of its operations and showed both its income return and total return to be below the median of its performance universe for 2009 and for the previous three- and five-year annualized periods. In discussing such performance, management pointed out the Fund, consistent with its investment objective, invested in securities with shorter maturities than those generally held by funds in its performance universe and also avoided lower quality bonds or those subject to the alternative minimum tax. The Board was satisfied with such explanation and noted that the Lipper report showed such Fund's income and total return during 2008, a year of market volatility and turmoil, each exceeded the median return of its performance universe.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of its respective Lipper expense group, with the exception of Franklin Federal Limited-Term Tax-Free Income Fund whose actual


                               Annual Report | 273

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management fees were below its expense group median as a result of fee waivers. The Lipper reports further showed that the actual total expense rates for all Funds were below the median of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective,


                              274 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with Franklin Federal Limited-Term Tax-Free Income Fund provides an initial fee of 0.70% on the first $100 million of assets; 0.65% on the next $150 million of assets; 0.625% on the next $250 million of assets; and 0.60% on assets in excess of $500 million. The assets of such Fund at December 31, 2009, amounted to $334 million. The fee structure under the investment management agreement with each other Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion and continuing thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 275

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(11)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF3 A 04/10

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $808,233 for the fiscal year ended February 28, 2010 and $702,517 for the fiscal year ended February 28, 2009.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended February 28, 2010 and $4,000 for the fiscal year ended February 28, 2009. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 28, 2010 and $18,159 for the fiscal year ended February 28, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 28, 2010 and $265,918 for the fiscal year ended February 28, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $2,762 for the fiscal year ended February 28, 2010 and $288,077 for the fiscal year ended February 28, 2009.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.       N/A


ITEM 6. SCHEDULE OF INVESTMENTS.                     N/A


ITEM 7. DISCLOSURE  OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.             N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.           N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST


By /S/LAURA F. FERGERSON
   ---------------------
   Laura F. Fergerson
   Chief Executive Officer -
     Finance and Administration
Date  April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/LAURA F. FERGERSON
   ---------------------
   Laura F. Fergerson
   Chief Executive Officer -
     Finance and Administration
Date  April 27, 2010


By/S/GASTON GARDEY
  ----------------
  Gaston Gardey
  Chief Financial Officer and
    Chief Accounting Officer
Date  April 27, 2010